UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06557
RidgeWorth Funds

(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio 43219 (Name and address of agent for service)
Registrant’s telephone number, including area code: 614-470-8000
Date of fiscal year end: 03/31
Date of reporting period: 03/31/2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

RIDGEWORTH
INVESTMENTS®

Collective Strength. Individual Insight.

2010 Annual Report

Equity Funds

March 31, 2010

RIDGEWORTH FUNDS March 31, 2010

LETTER TO SHAREHOLDERS
March 31, 2010
Dear Valued RidgeWorth Funds Shareholder,
Another year has passed and we are happy to report that the economy and the markets are very much improved since our last annual assessment. We are also very pleased to report that the RidgeWorth Funds continued to perform exceptionally well, winning two major Lipper performance awards for 2010. We will speak in a bit more detail to each of these important topics before concluding with some thoughts on what we might expect in the coming year.
But before doing that, we want to begin by thanking you, our valued RidgeWorth Funds shareholders. All of our efforts and successes are focused on and dedicated to helping you achieve your investing goals, and we are grateful that you have placed your confidence in us. It is our mission to earn that trust through all that we do.
A year ago, the world was deeply worried and even fearful about the precipitous decline in the U.S. and global economies and financial markets. Indeed, the concerns were not limited to the decline in growth or the massive loss of jobs. Many markets had become severely impaired and illiquid, putting an indelible stamp on this period in our history. Much of the root cause of the decline was due to an extended period of excessive debt growth ending in an over-leveraged economy vulnerable to any significant weakness. Housing, perhaps the most leveraged industry and asset, was at the epicenter of the crisis.
The decline in U.S. output was the most severe in magnitude and of the longest duration of the post-War era. Industrial production fell over 14%, home building fell nearly 80% to the lowest level on record, and over 8 million jobs were eliminated lifting the unemployment to its highest level in a quarter century. Real estate prices in particular were hard hit, and the losses and foreclosures have not yet run their course. The size and scope of these challenges was unprecedented in modern times and required an extraordinary policy response.
The Federal Reserve (the “Fed”) took early action, going well beyond traditional interest rate cuts. The first step was to announce rates would remain low for an “extended period.” The next major effort was to create special lending vehicles to help restore liquidity to many nonfunctioning markets. The third major step was to purchase mortgage-backed and Treasury securities. These efforts helped provide life support for frozen markets. The federal government also stepped in with huge stimulus programs intended to build roads, help buy cars, and extend benefits to unemployed workers among other initiatives.
The turning point for the economy came as businesses finished cutting output to the bone at a time when record fiscal and monetary stimulus flooded the economy. Layoffs began to slow, production improved, and the economy began growing in the second half of 2009. However, the pace of the recovery so far has been weaker than average, despite the severity of the downturn, and it has taken on a somewhat different shape. High debt levels appear to be holding back consumer spending and the growth in housing so far, while falling revenues caused state and local government outlays to contract. The relative positives have been in a stronger than average rebound in corporate spending on equipment and software and in international trade, both imports and exports. The “slack” in the labor market and the continued high levels of idle production capacity kept a lid on inflation pressures in the face of record levels of stimulus spending.
The financial markets responded very positively to the shift in economic momentum and the major equity and fixed-income indexes performed well in the 12 months ended March 31, 2010, in stark contrast to the weak performance from the previous year. The S&P 500 Index1 generated a 49.73% total return for the period compared with a -38.06% return in the previous 12 months, while the Barclays Capital U.S. Aggregate Bond Index2 gained 7.69% versus a 3.13% increase.
As might be expected, the improvement in economic perceptions and expectations provided the most lift to the economically sensitive technology, industrial, financial, and consumer discretionary sectors, though all sectors recorded double-digit percentage gains. Mid-cap, small-cap, and international stocks experienced even stronger returns. Bond performance was dominated by higher liquidity and narrower credit spreads as investors moved away from the perceived safety of U.S. Treasuries. High Yield (Barclays Capital U.S. Corporate High Yield Bond Index3) and corporate bonds (Barclays Capital U.S. Corporate Investment Grade Index4) enjoyed 56.18% and 23.80% returns, respectively, during the period. REITs also benefited from healthier credit markets, with the FTSE NAREIT Equity REITs Index5 returning an impressive 106.68%.

1

The RidgeWorth Funds continued to perform well relative to peers. More than 70% of our long-term funds beat their Lipper Peer Group averages for each of the 3-, 5-, and 10-year periods ended March 31, 20106. In addition, RidgeWorth received two of the four “group awards” given to Small Companies at the 2010 Lipper Fund Awards ceremony held in New York on Wednesday, March 24. Lipper awarded RidgeWorth the Small Company “Overall” and “Mixed-Asset” Awards for the highest consistent return among qualifying small companies over the three-year period ended December 31, 2009.7 It is a great honor to be recognized for these awards by such a highly-regarded organization as Lipper.
We are working diligently to continue the RidgeWorth tradition of strong performance. The outlook for the economy is considerably brighter than it was a year ago during the depths of the recession, but there remain significant headwinds that will likely restrict the pace of growth for some time; including high consumer debt loads, a weak housing market, and the paying down of record federal deficits. Moreover, with the S&P 500 up over 70% from the 2009 low and bond credit spreads back down closer to historical norms, we believe the “easy money” has been made in the broad market advance. We expect a somewhat slower than normal pace of recovery because of the headwinds mentioned above, but inflation will likely remain relatively low and the Fed will be careful not to raise interest rates too quickly.
We believe the markets will continue to offer opportunities for investors, but they will be more selective and company specific; a market that fits well with the RidgeWorth bottom-up approach to security selection.
The past year has been good for the economy, the markets, and the RidgeWorth Funds. We wish to again thank you for your trust and confidence in us, and we look forward to another good year together.

Sincerely,

David Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

[3]	Barclays Capital U.S. Corporate High Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s , Fitch , and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

[4]	Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

[5]	FTSE NAREIT Equity REITs Index is a capitalization-weighted index that spans the commercial real estate spaces across the U.S. economy.

[6]	For the period ended March 31, 2010, 37 out of 49 (1 year), 35 out of 46 (3 years), 34 out of 44 (5 years) and 23 out of 31 (10 years) Funds’ I Shares beat their respective Lipper peer group averages. Lipper rankings are based on total return and do not include a sales charge.

[7]	Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. The ratings are subject to change every month and calculated for the following time periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for the Consistent Return metrics over 3-year, 5-year and 10-year period (if applicable). The highest 20% of funds in each classification are named Lipper Leader for Consistent Return. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1. Lipper Leader© Thomson Reuters. All rights reserved.

2

AGGRESSIVE GROWTH STOCK FUND
Portfolio Managers
• Nancy Zevenbergen, CFA, CIC
• Brooke de Boutray, CFA, CIC
• Leslie Tubbs, CFA, CIC
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
Amidst an improving market environment in anticipation of an economic recovery, the Fund’s high-growth companies outperformed as the Aggressive Growth Stock Fund (I Shares) advanced 66.36%1 for the 12 months ended March 31, 2010, significantly ahead of the Russell 3000® Growth Index return of 50.50%1.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Stock selection within the Information Technology sector generated the largest performance contribution, while Telecommunications (three wireless stocks) posted the highest absolute return. Consumer Discretionary was the second best contributor, followed closely by Health Care. Financials and Industrials round out the meaningful contributors and no Fund sector detracted in aggregate. The Fund’s top-ten individual stock contributors averaged over 118%, on an absolute return basis, as has been the case historically, stock selection was the disproportionate contributor to the Fund’s outperformance. Among top performing stocks contributing to the Fund’s outperformance were VistaPrint N.V., F5 Networks, Inc., Amazon.com, Inc. and Intuitive Surgical, Inc. Considering security additions and deletions, over the course of the fiscal year only seven holdings had absolute losses: several have since been sold.2
How do you plan to position the Fund, based on market conditions?
Our mantra remains—focus on growth; both companies benefiting from secular, long-term trends and short-term cyclical upswings. To that end, we continue to search out emerging companies providing new services and products in a changed economic climate. Those firms taking advantage of the substitution of capital for labor opportunities will garner our attention. We also want to take advantage of internet companies and infrastructure providers—the internet is a tool all will need to thrive in the next decade. The consumption benefits of some restored wealth (as a result of a higher financial markets and a better, although subdued, employment picture) are translating into a strong earnings recovery for the consumer discretionary sector. Firms displaying strong research and development efforts to provide solutions for health care and energy challenges are also likely Fund candidates. No matter the sector, our focus will seek those companies that are expected to grow in any economic/ political environment. The news headlines remind us daily of the many obstacles still confronting economic recovery, but our focus on a longer-term horizon provides us confidence in the prospects for the Fund.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

3

AGGRESSIVE GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
					Since
Aggressive Growth Stock Fund	Inception Date	1 Year[1]	3 Year	5 Year	Inception

A Shares without sales charge	02/23/04	65.83%	2.17%	6.31%	4.87%
with sales charge*		56.38%	0.18%	5.06%	3.85%
I Shares	02/23/04	66.36%	2.49%	6.59%	5.18%
Russell 3000® Growth Index		50.50%	-0.92%	3.46%	2.74%**

Prospectus Expense Ratio[2]	Gross

A Shares	1.48%
I Shares	1.18%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell 3000® Growth Index is for the period from 2/29/04 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

4

EMERGING GROWTH STOCK FUND
Portfolio Managers
• Nancy Zevenbergen, CFA, CIC
• Brooke de Boutray, CFA, CIC
• Leslie Tubbs, CFA, CIC
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and Mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
Amidst an improving market environment in anticipation of an economic recovery, the Fund’s high-growth companies outperformed as the Emerging Growth Stock Fund (I Shares) posted a 74.65%1 return for the 12 months ended March 31, 2010, significantly ahead of the Russell Midcap® Growth Index return of 63.00%.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Stock selection within the Information Technology sector was easily the largest performance contributor and posted the highest absolute return. Consumer Discretionary was the second best contributor, followed closely by Health Care. Financials and Industrials round out the meaningful contributors with only the Fund’s Materials sector (one security) detracting. The Fund’s top-ten individual stock contributors averaged over 170%, on an absolute return basis. (As has been the case historically, stock selection was the disproportionate contributor to the Fund’s outperformance). Among top performing issues contributing to the Fund’s outperformance were lululemon athletica Inc., Blue Nile, Inc., Alliance Data Systems Corporation and Cognizant Technology Solutions Corporation, which was sold as the stock’s market capitalization exceeded Fund parameters.2
How do you plan to position the Fund, based on market conditions?
Our mantra remains—focus on growth; both companies benefiting from secular, long-term trends and short-term cyclical upswings. To that end, we continue to search out emerging companies providing new services and products in a changed economic climate. Those firms taking advantage of the substitution of capital for labor opportunities will garner our attention. We also want to take advantage of internet companies and infrastructure providers—the internet is a tool all will need to thrive in the next decade. The consumption benefits of some restored wealth (as a result of a higher financial markets and a better, although subdued, employment picture) are translating into a strong earnings recovery for the consumer discretionary sector. Firms displaying strong research and development efforts to provide solutions for health care and energy challenges are also likely Fund candidates. No matter the sector, our focus will seek those companies that are expected to grow in any economic/political environment. The news headlines remind us daily of the many obstacles still confronting economic recovery, but our focus on a longer-term horizon provides us confidence in the prospects for the Fund.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

5

EMERGING GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Growth Index, which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
					Since
Emerging Growth Stock Fund	Inception Date	1 Year[1]	3 Year	5 Year	Inception

A Shares without sales charge	02/23/04	74.17%	-0.67%	6.13%	3.83%
with sales charge*		64.28%	-2.60%	4.88%	2.82%
I Shares	02/23/04	74.65%	-0.37%	6.46%	4.16%
Russell Midcap® Growth Index		63.00%	-2.04%	4.27%	4.83%**

Prospectus Expense Ratio[2]	Gross

A Shares	1.47%
I Shares	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor ‘s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Growth Index is for the period from 2/29/04 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

6

INTERNATIONAL EQUITY 130/30 FUND
Portfolio Managers
• Kevin Means, CFA
• Vincent Fioramonti, CFA
• Neil Kochen, CFA
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
This Fund engages in short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.
Active investment strategies can increase expenses and may have tax implications.
This is a specialized investment strategy that may not be suitable for all investors.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The International Equity 130/30 Fund returned 68.36%1 (I Shares) outperforming the 62.56% return for the Fund’s benchmark, FTSE All World ex U.S. Index, for the 12 months ended March 31, 2010. This Fund emphasizes securities with attractive relative value, positive earnings momentum, favorable insider/management signaling, and short-term price reversal characteristics that have added considerable relative return over the period. Though the market exhibited high volatility, especially in the second quarter of 2009 and the first quarter of 2010, by focusing on risk management and broad diversification, this Fund was able to outperform its benchmark without excessive relative return volatility.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Our primary strategy involves emphasizing securities with positive exposure to our alpha2 factors, and these factors produced very attractive results over the period, especially our Relative Value and Short Term/Technical factors. We estimate that our alpha factors added 16.55% to the Fund during the year, relative to the market. The Fund’s exposure to our primary risk factors was modest relative to the benchmark, but in this volatile market environment, even small differences relative to the benchmark had an inordinately large effect. In the second quarter of 2009, our underexposure to interest rate sensitive stocks detracted from performance by 2.77%, and currency exposures during the year detracted from return by 2.38%. Regional weights detracted from return by 2.35%. Stock-specific residual return (idiosyncratic return not explained by a stock’s risk and alpha factor characteristics) had a positive effect on return that was largely offset by transaction costs during this highly volatile period.3
How do you plan to position the Fund, based on market conditions?
Today’s market can be characterized by lingering fear and uncertainty regarding fiscal policy and the pace of economic recovery, though investors are increasingly relying on those factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market has reacted quite strongly to early signs of a global recovery; however several economic signals have indicated that the pace of economic growth is not very robust and may not be sustained (e.g., employment and factory orders/manufacturing data). Though we are encouraged by the recent very positive returns, there continue to be significant economic, policy and geopolitical concerns that may weigh on the market in the coming quarter. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. We firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns. Our quantitative discipline performed well during the period, outperforming the overall market by 580 basis points (5.80%), and our long history of successfully managing 130/30 type long/short portfolios using this discipline gives us confidence that we believe may continue to add value for our investors over the long term. We continue to maintain a highly diversified portfolio that is closely matched to the benchmark with regard to beta2, size, and style, purchasing those securities with positive exposures to our alpha factors and underweighting or selling short those securities with negative exposures to these factors.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

[3]	Portfolio composition subject to change.

7

INTERNATIONAL EQUITY 130/30 FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the FTSE All World ex U.S. Index, which is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and Mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
			Since
International Equity 130/30 Fund	Inception Date	1 Year[1]	Inception

A Shares* without sales charge	12/26/07	67.87%	-15.27%
with sales charge**		58.17%	-17.46%
I Shares	12/26/07	68.36%	-15.09%
FTSE All World Index ex-U.S.		62.56%	-9.58	%***

Prospectus Expense Ratio[2]	Gross

A Shares	3.20%
I Shares	2.90%

The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least 8/1/10 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.85% and 1.55% in the A Shares and I Shares, respectively. The estimated dividend expense, as of the date of the prospectus date, totaled 1.31% of net assets and is included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The A Shares were offered beginning on 7/2/08. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

***	The performance return and the hypothetical $10,000 investment for the FTSE All World Index ex-U.S. Index is for the period from 12/31/07 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments
Long
Short
(as a percentage of short positions)

[3]	Portfolio Composition is subject to change

8

INTERNATIONAL EQUITY FUND
Portfolio Manager
• Chad Deakins, CFA
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The International Equity Fund returned 68.65%1 (I Shares) for the 12 months ended March 31, 2010, while the Fund’s benchmark, The MSCI EAFE Index returned 54.44%. The Fund’s outperformance was strong throughout the year but most evident as the markets sharply rebounded during the second half of 2009. Japanese markets were up 37.87% with strength continuing across Europe. Strong markets included: France (50.80%), Sweden (88.40%), Germany, (51.43%) and the UK (59.49%).
As the economy and markets recovered, investors were willing to take more risk. The EAFE small-cap stocks led large-cap stocks and value styles led growth styles for the year. Emerging markets led developed markets and the International Equity Fund was positioned to take advantage of all three situations.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s performance was bolstered through the purchasing of distressed assets around the market’s bottom from February through April of 2009. As we predicted, value investing recovered and was very successful for the period. Strong stock selection in the Financial sector and allocations toward early cyclicals in materials and auto-parts makers in addition to the portfolio’s value tilt accelerated the Fund’s performance. Commodity pricing plays in miners and steel producers were integral as well as underweight allocations to both Japan and the UK.2
Most currencies were strong against the U.S. dollar as the markets sharply turned in the second half of 2009. This turn reversed an earlier trend where the U.S. dollar had previously been a safe haven. During the beginning of 2010, the extremely low short-term interest rates in Japan and slight up-tick in U.S. short-term rates led to weakness in the Yen. The Euro experienced a similar fate against the dollar but for different reasons. The Euro was strong as the risk trade prevailed in late 2009 and investors left the dollar. However, the emergence of Greek sovereign debt concerns has wreaked havoc on the Euro so far in 2010.
How do you plan to position the Fund, based on market conditions?
We maintain a somewhat muted outlook as we move from a pure value market dominated by macroeconomics to more of a stock-pickers’ or nuanced market. Valuation spreads did not contract as much as we had previously expected keeping opportunities in deep value attractive further into the year. As valuation spreads contract, we anticipate a shift to focus more on profitability, business momentum and earnings growth.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

9

INTERNATIONAL EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free fl oat-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
International Equity Fund	1 Year[1]	3 Year	5 Year	10 Year

A Shares without sales charge	68.07%	-7.58%	2.95%	2.04%
with sales charge*	58.30%	-9.39%	1.74%	1.44%
I Shares	68.65%	-7.28%	3.24%	2.39%
MSCI EAFE Index	54.44%	-7.02%	3.75%	1.27%

Prospectus Expense Ratio[2]	Gross

A Shares	1.63%
I Shares	1.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

10

INTERNATIONAL EQUITY INDEX FUND
Portfolio Managers
• Chad Deakins, CFA
• Matthew Welden
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The International Equity Index Fund returned 49.93%1 (I Shares) for the 12 months ended March 31, 2010, while the Fund’s benchmark, the MSCI EAFE Index (GDP Weighted) Net Dividend returned 51.94%. The Fund continued to track the benchmark well and as designed except during an isolated weak second quarter of 2009. The abrupt rally of the equity markets and the resurgence of investors’ willingness to take on risk created what is known as a “junk rally”, where the smallest and most damaged stocks appreciate the most. The stratified sampling strategy of the Fund excludes the smallest companies in the index and performance lagged briefly during that period. The Fund expanded its holdings deeper into the index thus, we believe, mitigating any further risk and has performed as expected and designed since then.2
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The most influential factors in the Fund’s performance included the economic recovery and abrupt rebound of the equity markets. The aggressive fiscal and monetary plans proposed late in 2009 began to take effect and investors’ appetite for risk returned to the market. The result was strong performance of both global equity markets and the Fund.
Looking at the Index, Irish markets lagged the others, followed by Greek markets, which suffered from concerns over sovereign debt. The Euro was the most affected currency in this situation which dampened those countries’ performance when comparing on a U.S. Dollar basis. Strength was seen in both Australia and Sweden along with Singapore as they led EAFE developed countries.
How do you plan to position the Fund, based on market conditions?
We maintain a somewhat positive but muted view of the markets looking forward. The outlook for global equities remains positive. Global valuations remain good, free cash flow remains strong, and interest rates are still low. The EPS forecasts for the world continue to rise despite already being up significantly from the May 2009, trough levels. However, there are risks that the economic recovery could be derailed by continued sovereign debt issues or other government intervention. The Fund will maintain its time-tested strategy for efficient and effective tracking of the MSCI EAFE GDP Index.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

11

INTERNATIONAL EQUITY INDEX FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Europe Australasia and Far East (MSCI EAFE) Index (GDP Weighted) Net Dividend, which is a market capitalization index that measures market equity performance based upon indices from foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
International Equity Index Fund	1 Year[1]	3 Year	5 Year	10 Year

A Shares without sales charge	49.46%	-8.79%	2.59%	-0.03%
with sales charge*	40.87%	-10.57%	1.39%	-0.62%
I Shares	49.93%	-8.52%	2.86%	0.33%
MSCI EAFE Index (GDP Weighted) Net Dividend	51.94%	-8.32%	3.20%	1.12%

Prospectus Expense Ratio[2]	Gross

A Shares	0.97%
I Shares	0.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

12

LARGE CAP CORE EQUITY FUND
Portfolio Manager
• Jeffrey E. Markunas, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Large Cap Core Equity Fund returned 46.42%1 (I Shares) for the 12-month period ended March 31, 2010 and the S&P 500 Index returned 49.73% for the period. Striking returns posted in the first half of the fiscal year were largely driven by the “survivor effect”, as highly cyclical, leveraged, and unprofitable companies rebounded sharply. The Fund’s preference for profitable companies with earnings growth and stronger balance sheets was not rewarded in that phase of the rally. Relative performance improved in the second half of the fiscal year as the recovery’s fundamental durability began to take focus.2
In terms of style, value stocks finished comfortably ahead of growth issues for the period. The leading economic areas were cyclical in nature with strong gains in the Financial, Industrial, and Consumer Discretionary sectors. Traditionally more defensive sectors such as Health Care, Consumer Staples, Telecommunications, and Utilities trailed the overall index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Fund performance was positive in six of ten economic sectors, led by stock selection in Health Care, Energy, Utilities, and Consumer Staples. Underweighting Utilities and Health Care also benefited relative return.2
While the Fund’s absolute return was strong for the period, relative results lagged the index, due primarily to stock selections in Financials, Technology, and Consumer Discretionary.2
In Technology, the Fund’s emphasis on software and services hampered returns, as a number of the hardware companies posted significant returns in the period.2
In the Financials and Consumer Discretionary areas, the Fund’s emphasis on quality and stability proved a negative for the year. The best results in the sector came from severely depressed stocks with balance sheet, business model, or survivability questions. As it became clear that the economy was turning and many of these names would survive, their sheer cheapness led to tremendous rebounds in their share prices.2
How do you plan to position the Fund, based on market conditions?
The recovery is gaining traction, investor sentiment and risk appetite are improving, and continuing improvements in corporate earnings are supportive of valuations—all positive factors for equities.
The economy and markets are in trend with cyclical recoveries. The market is anticipating a strong recovery in corporate profits to sustain the rally and the economy—companies will need to deliver on that rising expectation of growth. Earnings multiples will exert tremendous influence over the market’s course and will reflect an inordinately large number of macro challenges and uncertainties.
In structuring the portfolio, our preference remains in undervalued growth opportunities, whether in companies with an earnings trajectory rising above consensus expectations, or in those with more moderate growth and consensus expectations are simply too low. At the sector level, we believe earnings achievability versus expectations as generally better in Technology, Health Care, and global Industrials, and more selectively in the Consumer and Commodity areas.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

13

LARGE CAP CORE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Large Cap Core Equity Fund	1 Year[1]	3 Year	5 Year	10 Year

A Shares without sales charge	46.11%	-5.81%	1.08%	1.60%
with sales charge*	37.76%	-7.65%	-0.11%	1.00%
C Shares without CDSC	44.99%	-6.52%	0.32%	0.83%
with CDSC*	43.99%	-6.52%	0.32%	0.83%
I Shares	46.42%	-5.57%	1.33%	1.82%
S&P 500 Index	49.73%	-4.16%	1.92%	-0.65%

Prospectus Expense Ratio[2]	Gross

A Shares	1.15%
C Shares	1.90%
I Shares	0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

14

LARGE CAP GROWTH STOCK FUND
Portfolio Managers
• Christopher Guinther
• Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Large Cap Growth Stock Fund returned 46.20%1 (I Shares) while the Russell 1000® Growth Index returned 49.75%. The Fund underperformed the benchmark by 355 basis points (3.55%), and five of the Fund’s economic sectors returned more than 40% during the fiscal year.
During this extremely positive year the highest beta2 stocks and smallest quintile of market capitalization within the Russell 1000® Growth Index produced the highest returns. On a relative basis, the Fund had positive stock selection from many different sectors, but not enough to offset relative underformance of the Fund’s Consumer and Materials stocks.3
What factors influenced the Fund’s performance for the period ended March 31, 2010?
After a difficult first calendar quarter (January to March) in 2009, equity markets rebounded strongly posting positive double-digit returns. From March 9, 2009 through June 12, 2009, the S&P 500 Index4 gained 39.86% in 67 trading days registering the third largest bounce in the last 100 years. This bounce appeared to have been fueled by tremendous global stimulus coupled with depressed valuations. Half of the Funds relative under performance for the fiscal year occurred during this period. During the Fund’s first fiscal quarter 2010 (March 2009 to June 2009) the Russell Index soared 16.32% versus the Fund’s return of 12.63%.
During the first fiscal quarter of 2010 within the Consumer Discretionary sector Best Buy, Kohl’s and Lowe’s were the primary detractors to relative return. As the retail consumer electronic market shrank caused by Circuit City’s bankruptcy, Best Buy’s stock price climbed 125% from November 2008 through April 2009. Then from April until the end of the quarter Best Buy’s stock price declined after this significant price move. The company reported its fiscal first quarter in May, which exceeded Wall Street expectations by 8 cents with significant improvement in gross margin. Another consumer stock that negatively affected results was CVS/Caremark, which stumbled in its marketing effort to renew contracts resulting in large contract losses affecting the company’s future earnings growth rate. This new information surprised investors and the stock declined 20% when it opened for trading. Within the Materials sector Monsanto’s stock price declined as the company lowered its expected earnings guidance for the remainder of their calendar year. The Fund’s materials stocks rose by 1.18% versus 36.40% for the Index materials’ stocks further hampering relative fiscal year results.3
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. We believe our investment strategy is objective, balanced and designed to enable out-performance in most market cycles.3
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over- year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha5 through stock selection.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

[3]	Portfolio composition subject to change.

[4]	S&P 500 Index, which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

[5]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

15

LARGE CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Large Cap Growth Stock Fund	1 Year[1]	3 Year	5 Year	10 Year

A Shares without sales charge	45.90%	-0.73%	1.84%	-0.97%
with sales charge*	37.57%	-2.66%	0.65%	-1.56%
C Shares without CDSC	44.63%	-1.45%	1.12%	-1.54%
with CDSC*	43.63%	-1.45%	1.12%	-1.54%
I Shares	46.20%	-0.46%	2.15%	-0.49%
Russell 1000® Growth Index	49.75%	-0.78%	3.42%	-4.21%

Prospectus Expense Ratio[2]	Gross

A Shares	1.34%
C Shares	2.04%
I Shares	1.04%

Investment performance reflects voluntary fee waivers which may be discontinued at any time. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

16

LARGE CAP QUANTITATIVE EQUITY FUND
Portfolio Manager
• Chad Deakins, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Large Cap Quantitative Equity Fund returned 48.74%1 (I Shares) while its benchmark, the S&P 500 Index returned 49.73%. The Fund’s underperformance was mostly isolated to the second quarter of 2009, when the markets abruptly turned positive. Quantitative funds as a whole had a difficult quarter because low-quality stocks led the market in the first part of the recovery. The Fund had a relatively strong third quarter as the markets began to behave in a more rationale manner.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Stock selection in the Telecom sector greatly added to the Fund’s performance on a relative basis. Avoidance of some of the largest telecom companies in the benchmark combined with strong selection of telecom companies not in the benchmark bolstered Fund performance. Stock selection in the Consumer Staples sector also proved beneficial. Stock selection within the Financials sector proved to be the most difficult. The Financial stock selection models have historically been one of the Fund’s strongest, but the sharp reversal of many of the previously beaten-down stocks proved difficult.2
The Fund had a strong third quarter of 2009 and gained back most of the ground lost during the second quarter. When the markets stabilized and returned to rewarding fundamental strength, the Fund and other quantitative models began functioning as designed once again.
How do you plan to position the Fund, based on market conditions?
Looking forward, we expect valuation models to remain important as they often do after beta3 intensive periods. We believe the expansion of valuation spreads that we saw during the first quarter sets a high probability of excess returns for valuation strategies as we move forward. In addition, we expect profitability and growth expectations to become more meaningful as indicators of future stock performance. Our models continue to use a balanced strategy across investment styles at this stage in the economic cycle. The Fund remains diversified at all times even though the importance of each style factor might shift. The risk-controlled strategy continues to lead to smoother long-term outperformance. As can be expected, the models do experience periods of underperformance. However, as evidenced by the Fund’s longer-term performance, these periods are usually brief. As opportunities present themselves, our models will examine the increased alpha4 opportunities from the weighting of valuation and growth factors in the various stock selection models as the economy and the market move forward.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

[3]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

[4]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

17

LARGE CAP QUANTITATIVE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 8/07/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500”), which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
					Since
Large Cap Quantitative Equity Fund	Inception Date	1 Year[1]	3 Year	5 Year	Inception

A Shares without sales charge	10/08/03	48.42%	-4.59%	0.48%	3.93%
with sales charge*		39.81%	-6.45%	-0.70%	2.99%
I Shares	08/07/03	48.74%	-4.34%	0.74%	6.11%
S&P 500 Index		49.73%	-4.16%	1.92%	4.59	%**
					4.60	%***

Prospectus Expense Ratio[2]	Gross

A Shares	1.26%
I Shares	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return for the S&P 500 Index is for the period from 9/30/03 to 3/31/10

***	The performance return and the hypothetical $10,000 investment for the S&P 500 Index is for the period from 7/31/03 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

18

LARGE CAP VALUE EQUITY FUND
Portfolio Manager
• Mills Riddick, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Large Cap Value Equity Fund returned 49.03%1 (I Shares) compared to a 53.56% return for the Russell 1000® Value Index. Consumer Staples was the largest contributor to relative performance mainly benefitting from stock selection. Within the sector, Estee Lauder Cos. outperformed owing to new management’s successful efforts to improve the sales execution and profitability of the company. Avon Products Inc. outperformed as the company drove better than expected execution as well as results which benefited from the U.S. Dollar’s weakness lifting the outlook for translated international revenue/earnings. In the Energy sector, Talisman Energy, Inc. outperformed relative to the index as the company benefited from the rally in crude oil prices. Financials was the main detractor to performance relative to the index mainly owing to our underweight position in the sector.2
What factors influenced the Fund’s performance for the period ended March 31, 2010?
During the fiscal year, equity markets remained strong as positive economic data points showed promise for a sustained economic recovery. Earlier in the year, mixed economic data and investor skepticism over the durability of the economic upturn weighed heavily on equities. As the year progressed, investor sentiment improved substantially as Gross Domestic Product3 growth, improving key economic indicators, and better than expected corporate earnings fed investor optimism as the year came to a close. These factors to some degree affected the Fund’s overall performance.
How do you plan to position the Fund, based on market conditions?
During unprecedented times in financial markets, it’s very important that fearful events in the market do not disrupt the execution of a disciplined investment strategy. We believe our process was designed to do just that. We will take advantage of market dislocations as they present themselves but only if an investment meets our rigid criteria. We continue to look for low expectations stocks where we believe expectations are too low and will improve in the near future.
We feel comfortable owning high quality, easier to understand companies with good products and management teams. We remain underweight in Financials, Telecommunications, and Utilities and are overweight in Consumer Staples, Industrials, Information Technology, and Materials.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

[3]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States. Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

19

LARGE CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Large Cap Value Equity Fund	1 Year[1]	3 Year	5 Year	10 Year

A Shares without sales charge	48.59%	-3.06%	3.14%	4.64%
with sales charge*	39.98%	-4.96%	1.92%	4.02%
C Shares without CDSC	47.43%	-3.74%	2.43%	3.89%
with CDSC*	46.43%	-3.74%	2.43%	3.89%
I Shares	49.03%	-2.78%	3.46%	5.00%
Russell 1000® Value Index	53.56%	-7.33%	1.05%	3.10%

Prospectus Expense Ratio[2]	Gross

A Shares	1.14%
C Shares	1.84%
I Shares	0.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

20

MID-CAP CORE EQUITY FUND
Portfolio Manager
• Charles B. Arrington, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Mid-Cap Core Equity Fund returned 59.77%1 (I Shares) for the 12-month period ended March 31, 2010, and the Russell Midcap® Index returned 67.71% for the period.
Thanks to inexpensive valuations, a significant amount of stimulus, and economic recovery, the markets staged a tremendous comeback during the fiscal year. Mid-cap stocks, in particular, were among the strongest performers. In terms of style, value stocks finished comfortably ahead of growth issues for the period. The leading economic areas were cyclical in nature with strong gains in the Consumer Discretionary, Basic Materials, Energy, and Industrial sectors. Traditionally more defensive sectors such as Healthcare, Consumer Staples, Telecommunications, and Utilities trailed the overall Index. Consistent with the market rally, the Fund posted a solid return.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
While the Fund’s absolute return was strong for the period, relative results trailed those of the Index. On the positive side, the Fund’s sector positioning was additive for the period and stock selection was solid in Consumer Staples, Finance, and Utilities. But trailing results in the Consumer Discretionary and Energy sectors hampered overall returns. In the Consumer Discretionary area, the Fund’s emphasis on quality and stability proved a negative for the year. The best results in the sector came from severely depressed stocks with balance sheet, business model, or survivability questions. As it became clear that the economy was turning and many of these names would survive, their sheer cheapness led to tremendous rebounds in their share prices. Within the Energy sector, our drilling, service, and equipment holdings were poor performers as compared to the Index. The portfolio also did not participate extensively in the wave of merger and acquisition activity that was occurring in this space over the course of the year.2
How do you plan to position the Fund, based on market conditions?
So far, this market recovery has been stronger and swifter than many expected. As we move forward, we believe the market focus will begin to shift more towards long-term durability, quality, and future growth prospects. While we continue to generally like technology shares, the popularity of the sector is leading us to a more neutral stance. We are also making adjustments to the Energy lineup. As the cycle advances, the backdrop for the Industrial sector continues to improve and we are looking for opportunities to increase weight in that area. And, with trends indicating the potential for inflationary pressures, we are looking for additional opportunities in the Materials sector. While growth trailed value in the past year, we maintain a preference for undervalued or unappreciated growth opportunities.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

21

MID-CAP CORE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Index, which measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Mid-Cap Core Equity Fund		1 Year[1]	3 Year	5 Year	10 Year

A Shares	without sales charge	59.07%	-5.17%	2.15%	0.54%
	with sales charge*	49.93%	-7.02%	0.94%	-0.06%
C Shares	without CDSC	58.03%	-5.81%	1.44%	-0.11%
	with CDSC*	57.03%	-5.81%	1.44%	-0.11%
I Shares		59.77%	-4.85%	2.47%	0.91%
Russell Midcap® Index		67.71%	-3.30%	4.20%	4.84%

Prospectus Expense Ratio[2]	Gross

A Shares	1.40%
C Shares	2.10%
I Shares	1.10%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

22

MID-CAP VALUE EQUITY FUND
Portfolio Manager
• Don Wordell, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion OF Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Mid-Cap Value Equity Fund returned 75.36%1 (I Shares) for the 12-month period ended March 31, 2010 outperforming the Russell Midcap® Value Index which returned 72.41% for the period.
The Fund benefited from stock selection in Consumer Staples relative to the index. Estee Lauder Cos. outperformed, owing to new management’s successful efforts to improve the sales execution and profitability of the company. Avon Products outperformed as the company drove better than expected execution, as well as results, which benefited from the U.S. Dollar’s weakness lifting the outlook for translated international revenue/earnings. In the Industrials sector, Manitowoc Co. outperformed on stabilizing crane sales and bookings coupled with management’s outlook for increasing food service revenues in 2010. In the Materials sector, Lubrizol Corp. outperformed due to greatly improved margins in their Lube Additives business as they were able to hold pricing in the face of substantial drops in their raw materials. In the Energy sector, Talisman Energy, Inc. outperformed relative to the index as the company benefited from the rally in crude oil prices. Stock selection in Financials negatively impacted performance relative to the index as Northern Trust Corp., one of the top detractors in the sector, underperformed as reduced investor risk appetite and a prolonged low interest rate environment constrained earnings.2
What factors influenced the Fund’s performance for the period ended March 31, 2010?
During the fiscal year, equity markets remained strong as positive economic data points showed promise for a sustained economic recovery. Earlier in the year, mixed economic data and investor skepticism over the durability of the economic upturn weighed heavily on equities. As the year progressed, investor sentiment improved substantially as Gross Domestic Product3 growth, improving key economic indicators, and better than expected corporate earnings fed investor optimism as the year came to a close. These factors to some degree affected the Fund’s overall performance.
How do you plan to position the Fund, based on market conditions?
During the fiscal year, the Fund increased its weight in Energy and Industrials as growth in infrastructure and energy is expected to continue unabated in the foreseeable future. The Fund decreased its weight in Utilities over concerns that higher interest rates and potentially higher taxes on dividends would negatively impact the group. The Fund decreased its weighting in Consumer Discretionary as we remain cautious on the domestic consumer due to the extreme leverage and lack of job growth in this recovery.2
We will continue to adhere to our Value process, which uncovers stocks that pay secure dividends, trade at or near the lower-third of historical valuation, and possess financial stability. If any one of the above mentioned criteria (yield, valuation, fundamentals) erodes, the stock is sold from the portfolio. The Fund will not abandon or massage the process to capture short-term performance, as history has shown valuation disconnects tend to revert to normalcy.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

[3]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

23

MID-CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/10
						Since
Mid-Cap Value Equity Fund		Inception Date	1 Year[1]	3 Year	5 Year	Inception

A Shares	without sales charge	10/27/03	74.87%	2.46%	8.45%	11.16%
	with sales charge*		64.86%	0.46%	7.17%	10.15%
C Shares	without CDSC	11/30/01	73.71%	1.74%	7.72%	7.46%
	with CDSC*		72.71%	1.74%	7.72%	7.46%
I Shares		11/30/01	75.36%	2.75%	8.77%	8.37%
Russell Midcap® Value Index			72.41%	-5.22%	3.71%	8.73	%**
						8.30	%***

Prospectus Expense Ratio[2]	Gross

A Shares	1.38%
C Shares	2.08%
I Shares	1.08%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return for the Russell Midcap® Value Index is for the period from 10/27/03 to 3/31/10.

***	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Value Index is for the period from 11/30/01 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

24

REAL ESTATE 130/30 FUND
Portfolio Managers
• Kevin Means, CFA
• Vince Fioramonti, CFA
• Neil Kochen, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
This Fund engages in short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.
Investments in the Fund are subject to the risks related to direct investment in real estate, such as, real estate risk, interest rate risk, mortgage rate risk, market risk, regulatory risks, concentration risk, and diversification risk.
Active investment strategies can increase expenses and may have tax implications.
This is a specialized investment strategy that may not be suitable for all investors.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Real Estate 130/30 Fund (I Shares) returned 82.75%1 underperforming by 23.93% the 106.68% return for the Fund’s benchmark, the FTSE NAREIT Equity REITs Index for the 12-month period ended March 31, 2010. Though quantitative styles of investing have been out of style for the past 12 months, this Fund emphasizes securities with attractive relative value, positive earnings momentum, favorable insider/management signaling, and short-term price reversal characteristics that have added considerable relative return over the long term. The U.S. REIT market exhibited historically unprecedented levels of volatility, especially in the second quarter of 2009, and though the Fund focuses on risk management relative to the benchmark and broad diversification, returns lagged the benchmark during the period.2
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Our primary strategy involves emphasizing securities with positive exposure to our alpha3 factors; however, these factors were perverse and produced negative results over the period, especially our momentum/sentiment factors in the second quarter of 2009 when many of the lowest priced stocks rallied by more than 100%. The Fund’s exposure to our primary risk factors was modest relative to the benchmark, but in this highly volatile market environment, even small differences relative to the benchmark had an inordinately large effect. In the second and third quarters of 2009, our underexposure to beta4 detracted from performance, and some minor differences in geographic exposure detracted from performance return. Finally, though our sector exposures relative to the benchmark are maintained at modest levels, below-market exposure to Retail Outlets in the second quarter, and above-market exposure to Self-Storage REITS in the fourth quarter detracted from return.2
How do you plan to position the Fund, based on market conditions?
Today’s market can be characterized by lingering fear and uncertainty regarding fiscal policy and the pace of economic recovery, though investors are increasingly relying on those factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market has reacted quite strongly to early signs of a global recovery, however several economic signals have indicated that the pace of economic growth is not very robust and may not be sustained (e.g., employment and factory orders/manufacturing data). Though we are encouraged by the recent very positive returns, there continue to be significant economic, policy and geopolitical concerns that may weigh on the market in the coming quarter. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. We firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns. Our long history of successfully managing 130/30 type long/short portfolios using our quantitative discipline gives us confidence that we will add value for our investors over the long term. We continue to maintain a highly diversified portfolio that is closely matched to the benchmark with regard to beta, size, and style, purchasing those securities with positive exposures to our alpha factors and underweighting or selling short those securities with negative exposures to these factors.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

[3]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

[4]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

25

REAL ESTATE 130/30 FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the FTSE NAREIT Equity REITs Index, which is a capitalization-weighted index that spans the commercial real estate space across the U.S. economy. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/10
					Since
Real Estate 130/30 Fund*		Inception Date	1 Year[1]		Inception

A Shares*	without CDSC	12/26/07	58.31	%***	-8.56%
	with CDSC**		71.92%		-10.92%
I Shares*		12/26/07	82.75%		-8.44%
FTSE NAREIT Equity REITs Index†			106.68%		-5.67%†

Prospectus Expense Ratio[2]					Gross

A Shares					5.17%
I Shares					4.87%
The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2010 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.75% and 1.45% in the A Shares and I Shares, respectively. The estimated dividend expense, as of the date of the prospectus, totaled 2.11% of net assets and is included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The Real Estate 130/30 Fund (I Shares) began operations on 12/26/07. A Shares began on 5/21/09 and the performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Shares reflect the maximum front-end sales charges of 5.75%.

***	Class A Shares one year return is based on the stub period beginning 5/21/09.

†	The performance return and the hypothetical $10,000 investment for the FTSE NAREIT Equity REITs Index is for the period from 12/31/07 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments
Long
Short
(as a percentage of short positions)

[3]	Portfolio Composition is subject to change

26

SELECT LARGE CAP GROWTH STOCK FUND
Portfolio Managers
• Christopher Guinther
• Joe Ransom, CFA
• Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small- and mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Select Large Cap Growth Stock Fund returned 40.93%1 (I Shares) while the Russell 1000® Growth Index returned 49.75%. While the Fund underperformed the benchmark by 882 basis points (8.82%), and five of the Fund’s economic sectors returned more than 40% during the fiscal year.
During this extremely positive year, the highest beta2 stocks and smallest quintile of market capitalization within the Russell 1000® Growth Index produced the highest returns. On a relative basis, the Fund had positive stock selection from many different sectors, but not enough to offset relative underformance of the Fund’s consumer and materials stocks. According to BofA Merrill Lynch, stocks with the highest beta measured in quintiles (stocks with the most risk) for 2009 returned 103.09% versus the lowest quintile of beta stocks, which returned 5.92%. The Fund is typically not concentrated in the highest beta stocks and tends to own stocks with larger market capitalization.3
What factors influenced the Fund’s performance for the period ended March 31, 2010?
After a difficult first calendar quarter (January to March) in 2009, equity markets rebounded strongly posting positive double-digit returns. From March 9, 2009 through June 12, 2009, the S&P 500 Index4 gained 39.86% in 67 trading days registering the third largest bounce in the last 100 years. This bounce appeared to have been fueled by tremendous global stimulus coupled with depressed valuations. Half of the Funds relative under performance for the fiscal year occurred during this period. During the Fund’s first fiscal quarter 2010 (March 2009 to June 2009) the Russell Index soared 16.32% versus the Fund’s return of 12.63%.
During the first fiscal quarter of 2010 within the Consumer Discretionary sector Best Buy, Kohl’s and Lowe’s were the primary detractors to relative return. As the retail consumer electronic market shrank caused by Circuit City’s bankruptcy, Best Buy’s stock price climbed 125% from November 2008 through April 2009. Then from April until the end of the quarter Best Buy’s stock price declined after this significant price move. The company reported its fiscal first quarter in May, which exceeded Wall Street expectations by 8 cents with significant improvement in gross margin. Another consumer stock that negatively affected results was CVS/Caremark, which stumbled in its marketing effort to renew contracts resulting in large contract losses affecting the company’s future earnings growth rate. This new information surprised investors and the stock declined 20% when it opened for trading. Within the Materials sector, Monsanto’s stock price declined as the company lowered its expected earnings guidance for the remainder of their calendar year. The Fund’s materials stocks rose by 1.18% versus 36.40% for the Index materials’ stocks further hampering relative fiscal year results.3
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. We believe our investment strategy is objective, balanced and designed to enable out-performance in most market cycles.3
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha5 through stock selection.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

[3]	Portfolio composition subject to change.

[4]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[5]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

27

SELECT LARGE CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Select Large Cap Growth Stock Fund		1 Year[1]	3 Year	5 Year	10 Year

A Shares†	without sales charge	40.65%	0.97%	2.82%	-2.52%
	with sales charge*	32.57%	-1.00%	1.61%	-3.09%
C Shares	without CDSC	39.52%	0.23%	2.08%	-3.33%
	with CDSC*	38.52%	0.23%	2.08%	-3.33%
I Shares		40.93%	1.25%	3.11%	-2.33%
Russell 1000® Growth Index		49.75%	-0.78%	3.42%	-4.21%

Prospectus Expense Ratio[2]	Gross

A Shares	1.26%
C Shares	1.96%
I Shares	0.96%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

†	The A Shares were offered beginning on 10/14/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

28

SMALL CAP GROWTH STOCK FUND
Portfolio Managers
• Christopher Guinther
• Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Small Cap Growth Stock Fund returned 56.34%1 (I Shares) while the Russell 2000® Growth Index returned 60.32%. While the Fund underperformed the benchmark by 398 basis points (3.98%), and eight of the Fund’s economic sectors returned more than 40% during the fiscal year. The performance of the smallest companies and those with higher debt levels, lower return on capital ratios and generally those thought to be the most at risk of going out of business due to the recession, significantly outperformed the broad index over the past 12 months. Stocks with those characteristics reacted similarly in 2003 following the recession in 2001, but as a group, they then underperformed from 2004 through 2007. Although the underperformance over the past 12 months is discouraging, we believe the portfolio is positioned well for the next few years as the economy and markets normalize as they tend to do in a multi-year expansionary period following a recession.
On a relative basis, the Fund had positive stock selection within Consumer, Financials, Energy, and Materials sectors, but not enough to offset losses in other sectors. Stock selection within Technology, Industrials and Healthcare hampered results. A consistent tilt away from the smallest companies in the index, which are generally too illiquid for purchase and those with high debt levels, low margins, and poor returns on capital significantly hindered the portfolio from outperforming the index.2
What factors influenced the Fund’s performance for the period ended March 31, 2010?
After a difficult first calendar quarter (January to March) in 2009, equity markets rebounded strongly posting positive double-digit returns. From March 9, 2009 through June 12, 2009, the S&P 500 Index4 gained 39.86% in 67 trading days registering the third largest bounce in the last 100 years. This bounce appeared to have been fueled by tremendous global stimulus coupled with depressed valuations. Half of the Funds relative under performance for the fiscal year occurred during this period. During the Fund’s first fiscal quarter 2010 (March 2009 to June 2009) the Russell Index soared 16.32% versus the Fund’s return of 12.63%.
Most of the Fund’s relative underperformance was attributable to a significant move higher in micro-cap companies that are constituents of the index but considered too illiquid by the portfolio managers for purchase. Stock selection within the Consumer Discretionary, Industrials and Technology sectors detracted from performance, sectors where numerous micro-cap companies existed. Within the Industrials sector, Pacer International, a company that provides intermodal rail services, lost more than 50% of its market value. Pacer’s competitive position within the industry was hampered by a strategic agreement between Union Pacific and Hub Group, complicating already poor transportation industry fundamentals. Within the Technology sector, a diverse group of software companies were primarily responsible for the Fund’s underperformance.2
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. Our strategy utilizes a balanced approach to stock selection. This balanced approach, combined with sophisticated risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations do not usually contribute more than 25% of the relative performance attribution. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha4 through bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.
The Fund will invest in companies with reasonable valuations and improving fundamentals where expectations should be increased. Generally, these companies will have shown progress towards improving operating margins, growth in revenues and/or market share and thus improving financial returns.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Portfolio composition subject to change.

[3]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[4]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

29

SMALL CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Small Cap Growth Stock Fund		1 Year[1]	3 Year	5 Year	10 Year

A Shares	without sales charge	55.82%	-3.24%	1.14%	2.40%
	with sales charge*	46.91%	-5.14%	-0.05%	1.80%
C Shares	without CDSC	54.65%	-3.89%	0.46%	1.72%
	with CDSC*	53.65%	-3.89%	0.46%	2.75%
I Shares		56.34%	-2.93%	1.47%	2.75%
Russell 2000® Growth Index		60.32%	-2.42%	3.82%	-1.53%

Prospectus Expense Ratio[2]	Gross

A Shares	1.51%
C Shares	2.21%
I Shares	1.21%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

30

SMALL CAP VALUE EQUITY FUND
Portfolio Manager
• Brett Barner, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Small Cap Value Equity Fund returned 57.15%1 (I Shares) versus 65.07% for the benchmark, the Russell 2000® Value Index.
The primary reasons for underperformance relative to the index were stock selection in Consumer Discretionary, Materials, and Financials. Advanced Auto Parts (AAP) was a laggard as higher beta2 consumer stocks outperformed quality, combined with the company’s intentions to invest in the business, which limited near term earnings potential. CKE Restaurants (CKR) underperformed due to the cyclical and competitive pressures in the quick service restaurant industry. Sensient Technologies (SXT) was a laggard as higher beta stocks outperformed quality; however, we owned the stock for its defensive characteristics. HCC Insurance Holdings (HCC) underperformed due to a soft pricing outlook and multiple contractions in the group.3
Our overweight position in Consumer Discretionary, as well as our underweight positions in Financials and Utilities, all contributed positively to performance. Interface (IFSIA) was our top contributor to performance as the stock recovered from its lows given that their financing and liquidity concerns had abated, combined with the company gaining share as competitors struggled with liquidity and manufacturing issues.3
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The small-cap value space recovered significantly from its lows in March of 2009. In most industries, we saw junk outperform quality, which hindered our performance somewhat as we avoided taking too many risky bets on companies that had a reasonable chance of not surviving the downturn. While we saw encouraging signs throughout the year, such as improving retail sales and industrial production as well as stabilizing employment trends, we remain somewhat cautious on the economy due to weak consumer balance sheets, ballooning federal deficits, and potentially higher taxes. Dubai’s credit concerns and Greece’s financial difficulties were a reminder the financial crisis is not over. We also saw commodity price inflation throughout the year, with certain commodities almost back to peak pricing. New regulations from Washington, such as the health care reform bill, the pending financial regulatory reforms, and potential for a new energy and climate bill, all create additional uncertainties for companies going forward. All of these factors, to some degree, had an impact on our holdings.3
How do you plan to position the Fund, based on market conditions?
The Fund will continue to utilize its bottom-up approach to stock selection. The process seeks dividend paying stocks trading at the lower end of historical trading ranges which display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions.3
The Fund remains overweight in Health Care, at 11.9% versus the index at 4.9% as a result of the many companies with attractive valuations. We also remain overweight the Industrials sector, at 30.5% versus the index at 16.1% as we continue to find compelling opportunities to buy high-quality companies. The Fund continues to have an underweight position in Financials relative to the index, 20.2% versus 34.1%, due to continued balance sheet concerns. Information Technology remains an area where we are significantly underweight, at 3.7% versus the index at 11.4% due to the limited number of companies with attractive valuations.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

[3]	Portfolio composition subject to change.

31

SMALL CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Small Cap Value Equity Fund		1 Year[1]	3 Year	5 Year	10 Year

A Shares†	without sales charge	56.66%	-0.90%	6.35%	12.81%
	with sales charge*	47.58%	-2.84%	5.10%	12.14%
C Shares	without CDSC	55.48%	-1.27%	6.09%	12.24%
	with CDSC*	54.48%	-1.27%	6.09%	12.24%
I Shares		57.15%	-0.61%	6.63%	13.05%
Russell 2000® Value Index		65.07%	-5.71%	2.75%	8.90%

Prospectus Expense Ratio[2]	Gross

A Shares	1.52%
C Shares	2.22%
I Shares	1.22%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

†	The A Shares were offered beginning 10/9/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

32

U.S. EQUITY 130/30 FUND
Portfolio Managers
• Kevin Means, CFA
• Vince Fioramonti, CFA
• Neil Kochen, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
This Fund engages in short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.
Active investment strategies can increase expenses and may have tax implications.
This is a specialized investment strategy that may not be suitable for all investors.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The U.S. Equity 130/30 Fund returned 55.52%1 (I Shares) outperforming by 5.79% the 49.73% return for the Fund’s benchmark, the S&P 500 Index, for the 12-month period ended March 31, 2010. This Fund emphasizes securities with attractive relative value, positive earnings momentum, favorable insider/management signaling, and short-term price reversal characteristics that have added considerable relative return over the period. Though the market exhibited high volatility, especially in the second quarter of 2009 and the first quarter of 2010, by focusing on risk management and broad diversification, this Fund was able to outperform its benchmark without excessive relative return volatility.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Our alpha2 stock selection model performed quite well, adding 7.40% to return as estimated by our performance attribution system. Our focus on relative value factors contributed significantly during the period, especially in the fourth quarter (+1.62%), and our insider signaling/strength of management category of factors added considerable return in the second quarter of 2009 (+1.87%) and the first quarter of 2010 (+1.66%). The Fund’s exposure to our primary risk factors was modest relative to the S&P 500. In this volatile market environment, even small differences relative to the benchmark had an inordinately large effect, and risk factors added 1.75%, primarily due to the positive effects of a slight emphasis on smaller cap stocks, as the marketplace once again rewarded risk taking. Our active exposures to sector and industry risk were all small and had a negative impact on return of -0.93% when taken together. Stock-specific residual return (idiosyncratic return not explained by a stock’s risk and alpha factor characteristics) had a -4.94% effect on return during this highly volatile period.3
How do you plan to position the Fund, based on market conditions?
Today’s market can be characterized by a lingering fear and uncertainty regarding fiscal policy and the pace of economic recovery, though investors are increasingly relying on those factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market has reacted quite strongly to early signs of a global recovery; however, several economic signals have indicated that the pace of economic growth is not very robust and may not be sustained (e.g., employment and factory orders/manufacturing data). Though we are encouraged by the recent very positive returns, there continue to be significant economic, policy and geopolitical concerns that may weigh on the market in the coming quarter. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. We firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns. Our quantitative discipline performed well during the period, outperforming the overall market by 569 basis points (5.69%), and our long history of successfully managing 130/30 type long/short portfolios using this discipline gives us confidence that we will continue to add value for our investors over the long-term. We continue to maintain a highly diversified portfolio that is closely matched to the benchmark with regard to beta4, size, and style, purchasing those securities with positive exposures to our alpha factors and underweighting or selling short those securities with negative exposures to these factors.3

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

[3]	Portfolio composition subject to change.

[4]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

33

U.S. EQUITY 130/30 FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the S&P 500 Index, which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
			Since
U.S. Equity 130/30 Fund	Inception Date	1 Year[1]	Inception

I Shares	12/26/07	55.52%	-5.02%
S&P 500 Index		49.73%	-8.22%*

Prospectus Expense Ratio[2]	Gross

I Shares	3.92%
The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2010 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.30% in the I Shares. The estimated dividend expense, as of the date of the prospectus, totaled 0.70% of net assets and is included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	The performance return and the hypothetical $10,000 investment for the S&P 500 Index is for the period from 12/26/07 to 3/31/10.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2010)3
as a percentage of Investments
Long
Short
(as a percentage of short positions)

[3]	Portfolio Composition is subject to change

34

AGGRESSIVE GROWTH ALLOCATION STRATEGY (formerly Life Vision Aggressive Growth Fund)
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Aggressive Growth Allocation Strategy (I Shares) slightly underperformed its benchmark for the 12 months ended March 31, 2010. The Fund’s I Shares returned 48.74%1 versus 49.73% for the S&P 500 Index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s performance benefited from exposure to mid-cap, small-cap, and international stocks as well as modest exposure to Real Estate Investment Trusts. Returns also benefited from strong relative performance from several RidgeWorth Funds. Detractors from performance included less than maximum exposure to equities and underperformance in selected funds which lagged their benchmarks.2
How do you plan to position the Fund, based on market conditions?
In our opinion, continued economic growth, moderate inflation, and stronger corporate profits remain our most likely scenario. Nevertheless, while we see the economic glass as half-full, the “easy” money from the market has been made, in our view, as stocks recovered from disaster scenario valuations.
We believe we will continue to see economic gains globally and in the U.S. but the drivers of growth will likely shift from near-term “statistical” factors such as inventory normalization, production stabilization, and fiscal stimulus to more moderate but “sustainable” cyclical forces. This transition from “statistical” to “sustainable” may be a significant source of market volatility, especially following the strong equity rally over the past 12 months. Economic headwinds that may lower the longer-term pace of growth domestically include consumer deleveraging, impaired housing values, record Federal deficits, tight relative credit conditions, and a sluggish job market. We expect inflation to remain low by historical standards and monetary policy to remain accommodative a little while longer, but we believe rates will likely turn higher as the year progresses.
While we maintain a generally positive market bias given this outlook, we lowered equity exposure, particularly international equities over the near-term due to market risks previously mentioned. As these risks are recognized and resolved, we expect to increase equity exposure particularly in the international space.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Fund Allocation (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

35

AGGRESSIVE GROWTH ALLOCATION STRATEGY
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective June 1, 2009, the Fund transitioned its benchmark from the Hybrid 85/15 Blend of the Russell 3000® Index and the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) to the S&P 500 Index (“S&P 500”). The purpose of the index change is to present the equity exposure through the use of the S&P 500 and to simplify the benchmark structure and create better alignment with peers. The Fund’s performance is compared to the S&P 500 and the Hybrid 85/15 Blend Index. The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Russell 3000® Index which measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Aggressive Growth Allocation Strategy		1 Year[1]	3 Year	5 Year	10 Year

A Shares†	without sales charge	48.02%	-3.16%	2.42%	2.18%
	with sales charge*	39.45%	-5.05%	1.22%	1.58%
B Shares†	without CDSC	47.48%	-3.60%	1.95%	1.83%
	with CDSC*	42.48%	-4.41%	1.71%	1.83%
C Shares†	without CDSC	47.14%	-3.85%	1.70%	1.87%
	with CDSC*	46.14%	-3.85%	1.70%	1.87%
I Shares		48.74%	-2.85%	2.74%	2.39%
S&P 500 Index		49.73%	-4.16%	1.92%	-0.65%
Russell 3000® Index		52.44%	-3.99%	2.39%	-0.07%
MSCI EAFE Index		54.44%	-7.02%	3.75%	1.27%
Hybrid 85/15 Blend Index (85% of the Russell 3000® Index and 15% of the MSCI EAFE Index)		52.82%	-4.40%	2.64%	0.17%

Prospectus Expense Ratio[2]	Gross

A Shares	1.42%
B Shares	1.87%
C Shares	2.12%
I Shares	1.12%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2010 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A,B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.89% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on 10/16/03, 3/11/03, and 4/1/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

36

CONSERVATIVE ALLOCATION STRATEGY (formerly Life Vision Conservative Fund)
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Conservative Allocation Strategy outperformed its benchmark for the 12 months ended March 31, 2010. Specifically, the I Shares returned 20.51%1 versus 19.21% for the Hybrid 70/30 Blend Index (70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index).
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s performance over the year ended March 31, 2010 benefited from a general overweight position in equities including exposure to mid-cap, small-cap, Real Estate Investment Trusts, and international stocks. An overweight exposure to corporate and high yield bonds benefited performance within the fixed-income allocation of the strategy. Returns also benefited from strong relative performance from several RidgeWorth Funds. Detractors from performance included less than maximum exposure to equities, allocations to Treaury Inflation Protected Securities and short-term bonds, and underperformance in selected funds which lagged their benchmarks.
How do you plan to position the Fund, based on market conditions?
We believe we will continue to see economic growth, moderate inflation, and stronger corporate profits remains our most likely scenario. However, while we see the economic glass as half-full, the “easy” money from the market has been made, in our view, as stocks and bonds recovered from disaster scenario valuations.
We anticipate that we will continue to experience economic gains globally and in the U.S. but the drivers of growth will likely shift from near-term “statistical” factors, such as inventory normalization, production stabilization, and fiscal stimulus to more moderate but “sustainable” cyclical forces. This transition from “statistical” to “sustainable” may be a significant source of market volatility, especially following the strong equity rally over the past 12 months. Economic headwinds that may lower the longer-term pace of growth domestically include consumer deleveraging, impaired housing values, record Federal deficits, tight relative credit conditions, and a sluggish job market. We expect inflation to remain low by historical standards and monetary policy to remain accommodative a little while longer, but rates will likely turn higher as the year progresses.
While we maintain a generally positive market bias given this outlook, we lowered equity exposure from the overweight bias over the past year to neutral within the Fund range to reflect these risks. However, we continued to favor corporate and high-yield securities as well as shorter bond durations. As these risks are recognized and resolved, we expect to return to a higher equity weight.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Fund Allocation (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

37

CONSERVATIVE ALLOCATION STRATEGY
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective June 1, 2009, the Fund transitioned its benchmark from a Hybrid 80/17/3 Blend of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index to a Hybrid 70/30 Blend of the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index (“S&P 500”). The purpose of the index change is to present the equity exposure through the use of the S&P 500 and to simplify the benchmark structure and create better alignment with peers. The Fund’s performance is compared to the Hybrid 70/30 Blend Index and the Hybrid 80/17/3 Blend Index. The Barclays Capital U.S. Aggregate Index is a measure of the overall performance of the U.S. bond market. The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/10
						Since
Conservative Allocation Strategy		Inception Date†	1 Year[1]	3 Year	5 Year	Inception

A Shares†	without sales charge	03/11/03	20.25%	4.96%	5.23%	5.82%
	with sales charge*		14.53%	3.26%	4.21%	5.09%
B Shares	without CDSC	03/11/03	19.67%	4.48%	4.76%	5.40%
	with CDSC*		14.67%	3.25%	4.42%	5.40%
C Shares†	without CDSC	03/11/03	19.29%	4.19%	4.52%	5.38%
	with CDSC*		18.29%	4.19%	4.52%	5.38%
I Shares†		03/11/03	20.51%	5.26%	2.26%	6.10%
S&P 500 Index			49.73%	-4.16%	1.92%	6.87%[2]
Barclays Capital U.S. Aggregate Bond Index			7.69%	6.14%	5.44%	4.74%[2]
Russell 3000® Index			52.44%	-3.99%	2.39%	7.63%
MSCI EAFE Index			54.44%	-7.02%	3.75%	11.31%[2]
Hybrid 70/30 Blend Index (70% of the Barclays Capital U.S. Aggregate Bond Index, 30% of the S&P 500 Index)			19.21%	3.37%	4.66%	5.62%[2]
Hybrid 80/17/3 Blend Index (80% of the Barclays Capital U.S. Aggregate Bond Index, 17% of the Russell 3000® Index and 3% of the MSCI EAFE Index)			15.77%	4.30%	5.11%	5.63%[2]

Prospectus Expense Ratio[3]	Gross

A Shares	1.07%
B Shares	1.52%
C Shares	1.77%
I Shares	0.77%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2010 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.41% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, C Shares and I Shares were offered beginning on 11/11/03, 4/1/05, and 11/6/03, respectively. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been, performance for C Shares would have been lower.

Class B Shares are closed to new investors.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	The performance returns and the hypothetical $10,000 investments for the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000® Index, MSCI EAFE Index and Hybrid 80/17/3 Blend Indices are for the period from 2/28/03 to 3/31/10.

[3]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

38

GROWTH ALLOCATION STRATEGY (formerly Life Vision Growth and Income Fund)
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Growth Allocation Strategy (I Shares) returned 37.92%1 in the 12 months ended March 31, 2010 versus 36.02% for its benchmark of the Hybrid 70/30 Blend (70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index).
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s performance over the year ended March 31, 2010 benefited from a general overweight position in equities including exposure to mid-cap, small-cap, Real Estate Investment Trusts, and international stocks. An overweight exposure to corporate and high yield bonds benefited performance within the fixed-income allocation of the strategy. Returns also benefited from strong relative performance from several RidgeWorth Funds. Detractors from performance included less than maximum exposure to equities, allocations to TIPS and short-term bonds, and underperformance in selected funds which lagged their benchmarks.2
How do you plan to position the Fund, based on market conditions?
We believe we will continue to see economic growth, moderate inflation, and stronger corporate profits remain our most likely scenario. However, while we see the economic glass as half-full, the “easy” money from the market has been made, in our view, as stocks and bonds recovered from disaster scenario valuations.
We anticipate that we will continue to experience economic gains globally and in the U.S. but the drivers of growth will likely shift from near-term “statistical” factors, such as inventory normalization, production stabilization, and fiscal stimulus to more moderate but “sustainable” cyclical forces. This transition from “statistical” to “sustainable” may be a significant source of market volatility, especially following the strong equity rally over the past 12 months. Economic headwinds that may lower the longer-term pace of growth domestically include consumer deleveraging, impaired housing values, record Federal deficits, tight relative credit conditions, and a sluggish job market. We expect inflation to remain low by historical standards and monetary policy to remain accommodative a little while longer, but rates will likely turn higher as the year progresses.
While we maintain a generally positive market bias given this outlook, we lowered equity exposure from the overweight bias over the past year to neutral within the Fund range to reflect these risks. However, we continued to favor corporate and high-yield securities as well as shorter bond durations. As these risks are recognized and resolved, we expect to return to a higher equity weight.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Fund Allocation (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

39

GROWTH ALLOCATION STRATEGY
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective June 1, 2009, the Fund transitioned its benchmark from a Hybrid 55/35/10 Blend of the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”), to a Hybrid 70/30 Blend of the S&P 500 Index (“S&P 500”) and the Barclays Capital U.S. Aggregate Bond Index. The purpose of the index change is to present the equity exposure through the use of the S&P 500 and to simplify the benchmark structure and create better alignment with peers. The Fund’s performance is compared to the Hybrid 70/30 Index and the Hybrid 55/35/10 Blend Index. The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Growth Allocation Strategy		1 Year[1]	3 Year	5 Year	10 Year

A Shares†	without sales charge	37.46%	0.09%	3.78%	3.78%
	with sales charge*	29.50%	-1.88%	2.56%	3.17%
B Shares†	without CDSC	36.78%	-0.37%	3.30%	3.44%
	with CDSC*	31.78%	-1.37%	3.01%	3.44%
C Shares†	without CDSC	36.53%	-0.66%	2.92%	3.41%
	with CDSC*	35.53%	-0.66%	2.92%	3.41%
I Shares		37.92%	0.39%	4.09%	3.99%
S&P 500 Index		49.73%	-4.16%	1.92%	-0.65%
Barclays Capital U.S. Aggregate Bond Index		7.69%	6.14%	5.44%	6.29%
Russell 3000® Index		52.44%	-3.99%	2.39%	-0.07%
MSCI EAFE Index		54.44%	-7.02%	3.75%	1.27%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays Capital U.S. Aggregate Bond Index)		36.02%	-0.77%	3.25%	1.68%
Hybrid 55/35/10 Blend Index (55% of the Russell 3000® Index, 35% of the Barclays Capital U.S. Aggregate Bond Index and 10% of the MSCI EAFE Index)		35.65%	-0.34%	3.96%	2.62%

Prospectus Expense Ratio[2]	Gross

A Shares	1.23%
B Shares	1.68%
C Shares	1.93%
I Shares	0.93%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2010 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for the A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.72% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on 11/5/03, 3/11/03, and 4/5/05, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

40

MODERATE ALLOCATION STRATEGY (formerly Life Vision Moderate Growth Fund)
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Moderate Allocation Strategy I Shares returned 29.66%1 in the 12 months ended March 31, 2010 versus 27.40% for its benchmark, the Hybrid 50/50 Blend Index (50% S&P 500 and 50% Barclays U.S. Aggregate Bond Index).
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s performance over the year ended March 31, 2010 benefited from a general overweight position in equities including exposure to mid-cap, small-cap, Real Estate Investment Trusts, and international stocks. An overweight exposure to corporate and high-yield bonds benefited performance within the fixed-income allocation of the strategy. Returns also benefited from strong relative performance from several RidgeWorth Funds. Detractors from performance included less than maximum exposure to equities, allocations to TIPS and short-term bonds, and underperformance in selected funds which lagged their benchmarks.2
How do you plan to position the Fund, based on market conditions?
We believe we will continue to see economic growth, moderate inflation, and stronger corporate profits remains our most likely scenario. However, while we see the economic glass as half-full, the “easy” money from the market has been made, in our view, as stocks and bonds recovered from disaster scenario valuations.
We anticipate that we will continue to experience economic gains globally and in the U.S. but the drivers of growth will likely shift from near-term “statistical” factors, such as inventory normalization, production stabilization, and fiscal stimulus to more moderate but “sustainable” cyclical forces. This transition from “statistical” to “sustainable” may be a significant source of market volatility, especially following the strong equity rally over the past 12 months. Economic headwinds that may lower the longer-term pace of growth domestically include consumer deleveraging, impaired housing values, record Federal deficits, tight relative credit conditions, and a sluggish job market. We expect inflation to remain low by historical standards and monetary policy to remain accommodative a little while longer, but rates will likely turn higher as the year progresses.
While we maintain a generally positive market bias given this outlook, we lowered equity exposure from the overweight bias over the past year to neutral within the Fund range to reflect these risks. However, we continued to favor corporate and high-yield securities as well as shorter bond durations. As these risks are recognized and resolved, we expect to return to a higher equity weight.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Fund Allocation (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

41

MODERATE ALLOCATION STRATEGY
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective June 1, 2009, the Fund transitioned its benchmark from a Hybrid 50/42/8 Blend of the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index, and the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index to a Hybrid 50/50 Blend of the S&P 500 Index (“S&P 500”) and the Barclays Capital U.S. Aggregate Bond Index. The purpose of the index change is to present the equity exposure through the use of the S&P 500 and to simplify the benchmark structure and create better alignment with peers. The Fund’s performance is compared to the Hybrid 50/50 Blend Index and the Hybrid 50/42/8 Blend Index. The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Moderate Allocation Strategy		1 Year[1]	3 Year	5 Year	10 Year

A Shares†	without sales charge	29.23%	2.06%	4.38%	4.05%
	with sales charge*	21.84%	0.07%	3.15%	3.43%
B Shares†	without CDSC	28.66%	1.59%	3.90%	3.69%
	with CDSC*	23.66%	0.41%	3.58%	3.69%
C Shares†	without CDSC	28.31%	1.34%	3.59%	3.69%
	with CDSC*	27.31%	1.34%	3.59%	3.69%
I Shares		29.66%	2.39%	4.69%	4.24%
S&P 500 Index		49.73%	-4.16%	1.92%	-0.65%
Barclays Capital U.S. Bond Aggregate Index		7.69%	6.14%	5.44%	6.29%
Russell 3000® Index		52.44%	-3.99%	2.39%	-0.07%
MSCI EAFE Index		54.44%	-7.02%	3.75%	1.27%
Hybrid 50/50 Blend Index (50% Barclays Capital U.S. Aggregate Bond Index, 50% of the S&P 500 Index)		27.40%	1.36%	4.00%	3.12%
Hybrid 50/42/8 Blend Index (50% Barclays Capital U.S. Aggregate Bond Index, 42% of the Russell 3000® Index and 8% of the MSCI EAFE Index)		28.77%	1.27%	4.42%	3.58%

Prospectus Expense Ratio[2]	Gross

A Shares	1.12%
B Shares	1.57%
C Shares	1.82%
I Shares	0.82%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2010 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.61% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on 10/10/03, 3/11/03 and 4/5/05, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

42

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Aggressive Growth Stock Fund

	Shares or
	Principal
	Amount ($)	Value ($)
Common Stocks (98.9%)
Consumer Discretionary (21.7%)
Amazon.com, Inc.*	41,600	5,646
Blue Nile, Inc.*	65,800	3,620
Coach, Inc.	43,500	1,719
Deckers Outdoor Co.*	5,300	731
eBay, Inc.*	63,200	1,703
Lululemon Athletica, Inc.*	19,900	826
MercadoLibre, Inc.*	38,600	1,861
Netflix, Inc.*(a)	22,300	1,645
Nordstrom, Inc.	49,300	2,014
Priceline.com, Inc.*	7,000	1,785
Quanta Services, Inc.*	40,000	766
Urban Outfitters, Inc.*	47,000	1,788

		24,104

Financials (10.7%)
Alliance Data Systems Corp.*	44,500	2,848
BlackRock, Inc.	23,600	5,139
Greenhill & Co., Inc.	11,300	928
MSCI, Inc., Cl A*	15,600	563
Portfolio Recovery Associates, Inc.*	30,800	1,690
Stifel Financial Corp.*	15,000	806

		11,974

Health Care (13.9%)
Celgene Corp.*	36,900	2,286
Covance, Inc.*	34,600	2,124
Dendreon Corp.*	11,100	405
Gilead Sciences, Inc.*	47,900	2,179
HMS Holdings Corp.*	22,600	1,152
IDEXX Laboratories, Inc.*(a)	23,800	1,370
Intuitive Surgical, Inc.*	5,700	1,984
Medco Health Solutions, Inc.*	45,800	2,957
Salix Pharmaceuticals Ltd.*	11,900	443
Vertex Pharmaceuticals, Inc.*	13,500	552

		15,452

Industrials (9.2%)
AECOM Technology Corp.*	60,800	1,725
American Superconductor Corp.*	55,000	1,590
First Solar, Inc.*	25,000	3,066
Precision Castparts Corp.	22,000	2,788
Shaw Group, Inc. (The)*	33,100	1,139

		10,308

Information Technology (36.8%)
Altera Corp.	78,900	1,918
Apple, Inc.*	24,000	5,638
AsiaInfo Holdings, Inc.*	29,800	789
Broadcom Corp., Cl A	49,500	1,642
Cisco Systems, Inc.*	105,700	2,751
Cognizant Technology Solutions Corp., Cl A*	117,300	5,980
Concur Technologies, Inc.*	26,200	1,075
Cree, Inc.*	15,500	1,088
F5 Networks, Inc.*	27,900	1,716
Google, Inc., Cl A*	9,000	5,103
OpenTable, Inc.*	11,000	419
Paychex, Inc.	73,600	2,260
QUALCOMM, Inc.	116,300	4,884
Sourcefire, Inc.*	30,400	698
VistaPrint NV*	86,700	4,964

		40,925

Telecommunication Services (6.6%)
American Tower Corp., Cl A*	40,300	1,717
NII Holdings, Inc.*	70,600	2,941
tw telecom, Inc.*	146,000	2,650

		7,308

Total Common Stocks		110,071

Short-Term Investment (2.0%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	2,182	2,182

Total Short-Term Investment		2,182

Money Market Fund (1.3%)
RidgeWorth Institutional Cash Management Money Market Fund(b)	1,417,852	1,418

Total Money Market Fund		1,418

Total Investments (Cost $70,636)(d) — 102.2%		113,671
Liabilities in excess of other assets — (2.2)%		(2,415)

Net Assets — 100.0%		$111,256

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $2,104.

(b)	Affiliated investment.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Emerging Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.6%)
Consumer Discretionary (21.4%)
Blue Nile, Inc.*	13,000	715
drugstore.com, Inc.*	76,900	275
hhgregg, Inc.*	10,000	252
J. Crew Group, Inc.*	11,000	505
Lululemon Athletica, Inc.*	17,600	730
MercadoLibre, Inc.*	19,300	931
Netflix, Inc.*(a)	2,500	184
Priceline.com, Inc.*	2,500	638
Rue21, Inc.*	3,700	128

		4,358

Financials (12.3%)
Alliance Data Systems Corp.*	7,500	480
Greenhill & Co., Inc.	2,900	238
IntercontinentalExchange, Inc.*	2,100	236
Portfolio Recovery Associates, Inc.*	8,900	488
Stifel Financial Corp.*	11,800	634
Verisk Analytics, Inc., Cl A*	14,900	420

		2,496

Health Care (19.2%)
Covance, Inc.*	6,700	411
Dendreon Corp.*	4,500	164
HMS Holdings Corp.*	19,100	974
Human Genome Sciences, Inc.*	3,500	106
IDEXX Laboratories, Inc.*	5,300	305
Illumina, Inc.*	5,000	194
Intuitive Surgical, Inc.*	1,000	348
IPC The Hospitalist Co.*	6,700	235
Nektar Therapeutics*	7,200	110
Salix Pharmaceuticals Ltd.*	7,000	261
SXC Health Solutions Corp.	9,000	606
Vertex Pharmaceuticals, Inc.*	4,700	192

		3,906

Industrials (8.8%)
A123 Systems, Inc.*(a)	3,000	41
American Superconductor Corp.*	27,800	804
First Solar, Inc.*	3,700	454
Shaw Group, Inc. (The)*	14,500	499

		1,798

Information Technology (35.9%)
Altera Corp.	16,600	404
AsiaInfo Holdings, Inc.*	20,600	546
Concur Technologies, Inc.*	14,900	611
Constant Contact, Inc.*	13,400	311
Cree, Inc.*	3,000	211
F5 Networks, Inc.*	5,700	351
FactSet Research Systems, Inc.	3,100	227
Isilon Systems, Inc.*	55,300	476
OpenTable, Inc.*	20,700	789
Pegasystems, Inc.	23,900	884
Rackspace Hosting, Inc.*	20,800	390
Skyworks Solutions, Inc.*	29,000	452
Sourcefire, Inc.*	32,300	741
VanceInfo Technologies, Inc. SP ADR*	5,000	111
VistaPrint NV*	11,300	647
WebMD Health Corp.*	3,600	167

		7,318

Total Common Stocks		19,876

Short-Term Investment (1.0%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	194	194

Total Short-Term Investment		194

Total Investments (Cost $12,881)(d) — 98.6%		20,070
Other assets in excess of liabilities — 1.4%		286

Net Assets — 100.0%		$20,356

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $187.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR — Sponsored American Depositary Receipt

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
International Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (131.6%)
Foreign Common Stocks (127.2%)
Australia (6.2%)
Alumina Ltd. SP ADR(a)	118,300	741
Fortescue Metals Group Ltd.*(a)	244,000	1,097
Harvey Norman Holdings Ltd.	243,941	810
James Hardie Industries SE*	181,641	1,210
Metcash Ltd.	218,100	828
Stockland Trust Group	323,030	1,182
TABCORP Holdings Ltd.(a)	178,951	1,133
Tatts Group Ltd.(a)	279,670	631

		7,632

Austria (1.2%)
Voestalpine AG(a)	37,800	1,529

Belgium (3.1%)
Delhaize Group(a)	14,300	1,149
Fortis*	423,200	1,507
KBC Bank & Insurance Holding Co. NV*	25,500	1,235

		3,891

Bermuda (0.9%)
Noble Group Ltd.	516,000	1,129

Canada (5.4%)
Barrick Gold Corp.	31,700	1,215
Cenovus Energy, Inc.(a)	21,600	566
EnCana Corp.(a)	27,700	860
InterOil Corp.*	18,600	1,205
National Bank of Canada	20,300	1,236
Talisman Energy, Inc.(a)	90,000	1,535

		6,617

Cayman Islands (0.6%)
Longtop Financial Technologies Ltd. SP ADR(a)	21,700	699

Chile (0.5%)
Enersis SA SP ADR(a)	28,300	566

China (1.7%)
China Petroleum & Chemical Corp. ADR(a)	16,400	1,349
Perfect World Co. Ltd. SP ADR*	21,300	798

		2,147

Denmark (0.4%)
H. Lundbeck A/S(a)	28,500	537

Finland (1.8%)
Sampo PLC, Cl A	43,600	1,156
Wartsila Corp.(a)	20,400	1,033

		2,189

France (6.5%)
AXA SA SP ADR(a)	71,200	1,569
Bouygues SA(a)	30,800	1,548
EDF Energies Nouvelles SA	17,300	827
Eurazeo	16,900	1,174
PagesJaunes SA	52,500	603
Sanofi-Aventis SP ADR(a)	32,700	1,222
Vivendi(a)	40,100	1,073

		8,016

Germany (9.0%)
Allianz SE(a)	14,600	1,833
BASF SE(a)	45,300	2,814
Bayerische Motoren Werke AG	26,400	1,220
Deutsche Bank AG GRS(a)	7,600	584
E.ON AG	42,800	1,580
Hannover Rueckversicherung AG*(a)	32,900	1,624
Muenchener Rueckversicherungs-Gesellschaft AG(a)	9,200	1,495

		11,150

Greece (2.0%)
Hellenic Telecommunications Organization SA	64,700	803
National Bank of Greece SA SP ADR	82,800	336
OPAP SA	45,200	1,026
Titan Cement Co. SA	13,571	359

		2,524

Hong Kong (2.0%)
Hopson Development Holdings Ltd.∧	740,117	1,195
Li & Fung Ltd.	141,019	694
Yue Yuen Industrial (Holdings) Ltd.(b)	166,051	577

		2,466

Ireland (1.3%)
Bank of Ireland SP ADR*(a)	90,162	802
SkillSoft PLC ADR(a)	77,500	800

		1,602

Italy (4.2%)
Benetton Group SpA(a)	62,700	520
Finmeccanica SpA(a)	48,200	643
MEDIOBANCA — Banca di Credito Finanziario SpA*(a)	110,555	1,188
Parmalat SpA(a)	302,700	829
Snam Rete Gas SpA(a)	161,600	819
Telecom Italia SpA(a)	1,049,800	1,184

		5,183

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan (22.8%)
Benesse Holdings, Inc.	33,500	1,452
Chiba Bank Ltd. (The)(a)	198,000	1,184
Dai Nippon Printing Co. Ltd.(a)	114,000	1,540
Daito Trust Construction Co. Ltd.(a)	22,800	1,100
Denki Kagaku Kogyo Kabushiki Kaisha(a)	287,000	1,234
DIC Corp.(a)	611,000	1,320
Don Quijote Co. Ltd.	48,200	1,204
Fuji Heavy Industries Ltd.*	234,000	1,212
Fujitsu Ltd.(a)	190,000	1,244
GS Yuasa Corp.	174,000	1,175
Hitachi Ltd.*(a)	157,000	586
JGC Corp.(a)	65,000	1,160
Kinden Corp.(a)	65,000	570
Maruichi Steel Tube Ltd.(a)	57,400	1,164
Mitsubishi Chemical Holdings Corp.(a)	268,000	1,371
Mitsui Chemicals, Inc.(a)	395,000	1,196
Mitsui Engineering & Shipbuilding Co. Ltd.(a)	439,000	1,094
Mitsui Mining & Smelting Co. Ltd.	194,000	581
Nippon Television Network Corp.(a)	8,350	1,136
Rengo Co. Ltd.(a)	187,000	1,100
Shiseido Co. Ltd.(a)	72,000	1,564
Showa Denko Kabushiki Kaisha(a)	673,000	1,519
Toyo Suisan Kaisha, Ltd.(a)	54,000	1,397
Yamato Transport Co. Ltd.(a)	80,000	1,125

		28,228

Mexico (0.5%)
Grupo Aeroportuario del Sureste SAB de CV SP ADR	11,600	601

Netherlands (5.8%)
Akzo Nobel NV(a)	31,800	1,812
Brit Insurance Holdings NV	61,175	698
Koninklijke (Royal) KPN NV(a)	148,800	2,357
Royal Philips Electronics NV(a)	55,600	1,783
STMicroelectronics NV NYS(a)	59,300	585

		7,235

Norway (3.9%)
SeaDrill Ltd.	50,100	1,168
StatoilHydro ASA SP ADR(a)	106,300	2,480
Yara International ASA	27,700	1,203

		4,851

Peru (1.0%)
Compania de Minas Buenaventura SA SP ADR(a)	38,800	1,202

Portugal (2.0%)
Banco Espirito Santo SA*	220,200	1,190
Energias de Portugal SA	308,000	1,224

		2,414

Russian Federation (1.3%)
Gazprom SP ADR(a)	45,200	1,061
Vimpel-Communications SP ADR	31,800	585

		1,646

Singapore (2.8%)
SembCorp Industries, Ltd.	417,000	1,231
Singapore Press Holdings Ltd.	545,000	1,489
SMRT Corp. Ltd.	489,000	713

		3,433

South Africa (1.1%)
Gold Fields Ltd. SP ADR(a)	67,200	848
Metropolitan Holdings Ltd.	199,900	464

		1,312

Spain (2.8%)
Acciona SA	10,400	1,153
Banco Espanol de Credito SA	111,400	1,173
Indra Sistemas SA	53,000	1,087

		3,413

Sweden (5.6%)
Boliden AB(a)	89,200	1,275
Electrolux AB, Ser B	53,900	1,232
Nordea Bank AB(a)	111,600	1,102
Securitas AB, Cl B(a)	95,900	1,023
Svenska Cellulosa AB, Cl B(a)	82,500	1,164
TeliaSonera AB(a)	153,500	1,090

		6,886

Switzerland (8.1%)
Actelion Ltd.*(a)	18,100	824
Baloise Holding AG(a)	17,600	1,561
Credit Suisse Group AG SP ADR(a)	23,800	1,223
Nestle SA SP ADR(a)	53,000	2,714
Novartis AG SP ADR(a)	43,800	2,370
Schindler Holding AG(a)	15,500	1,365

		10,057

Turkey (1.3%)
Turkcell Iletisim Hizmetleri AS SP ADR(a)	104,800	1,578

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom (21.4%)
AMEC PLC(a)	50,900	617
Amlin PLC(a)	254,200	1,497
AstraZeneca PLC SP ADR(a)	31,500	1,409
BAE Systems PLC(a)	264,800	1,492
BG Group PLC	84,100	1,455
BHP Billiton PLC SP ADR(a)	17,800	1,218
BT Group PLC(a)	925,200	1,739
Centrica PLC	269,100	1,200
Drax Group PLC(a)	281,400	1,595
G4S PLC	295,300	1,172
GlaxoSmithKline PLC SP ADR(a)	56,000	2,157
Imperial Tobacco Group PLC(a)	48,300	1,473
Invensys PLC(a)	226,300	1,170
Kazakhmys PLC*(a)	54,900	1,272
Kingfisher PLC(a)	507,800	1,652
Logica PLC(a)	436,000	903
Old Mutual PLC*	669,200	1,244
Provident Financial PLC(a)	91,500	1,204
RSA Insurance Group PLC(a)	737,300	1,426
Smith & Nephew PLC SP ADR(a)	11,600	581

		26,476

Total Foreign Common Stocks		157,209

Rights — Foreign (0.4%)

Italy (0.4%)
Fondiaria-Sai SpA(a)	45,600	479

Total Rights — Foreign		479

Warrants — Foreign (0.0%)

Italy (0.0%)
MEDIOBANCA — Banca di Credito Finanziario SpA	79,100	10

Total Warrants — Foreign		10

Short-Term Investment (4.0%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.030%, 04/01/10(c)	4,999	4,999

Total Short-Term Investment		4,999

Total Investments — 131.6%
Total Long Positions (Cost $158,581)(d)		162,697
Liabilities in excess of other assets — (2.7)%		(3,300)
Short Positions (see summary below) — (28.9)%		(35,733)

Net Assets — 100.0%		$123,664

Short Positions ((28.9)%)
Foreign Common Stocks Sold Short ((28.9)%)
Canada ((1.7)%)
Magna International, Inc., Cl A	(13,200)	(816)
Suncor Energy, Inc.	(37,800)	(1,230)

		(2,046)

Chile ((0.4)%)
Sociedad Quimica y Minera de Chile SA SP ADR	(14,000)	(523)

China ((0.5)%)
China Telecom Corp., Ltd. SP ADR	(11,900)	(583)

Denmark ((1.0)%)
Vestas Wind Systems A/S*	(22,600)	(1,228)

Finland ((1.0)%)
UPM-Kymmene Oyj	(90,900)	(1,206)

France ((7.7)%)
Accor SA	(21,900)	(1,211)
Air France — KLM*	(74,700)	(1,181)
Electricite de France	(21,500)	(1,173)
Essilor International SA	(19,200)	(1,226)
Lafarge SA	(16,200)	(1,140)
Pernod Ricard SA	(13,402)	(1,138)
Sodexo	(20,300)	(1,213)
Suez Environnement SA	(54,000)	(1,243)

		(9,525)

Germany ((0.5)%)
Hamburger Hafen und Logistik AG	(14,800)	(567)

Japan ((8.6)%)
AMADA Co. Ltd.	(72,000)	(604)
AOYAMA TRADING Co. Ltd.	(18,800)	(310)
Bridgestone Corp.	(83,200)	(1,421)
CHIYODA Corp.	(85,000)	(844)
Hitachi Construction Machinery Co. Ltd.	(25,700)	(607)
MORI SEIKI Co. Ltd.	(60,200)	(743)
Shin-Etsu Chemical Co. Ltd.	(28,600)	(1,662)
Sumitomo Mitsui Financial Group, Inc.	(109,800)	(796)
TAISHO PHARMACEUTICAL Co. Ltd.	(62,000)	(1,128)
Tokyo Steel Manufacturing Co., Ltd.	(47,900)	(600)
Toshiba Corp.*	(155,000)	(801)
Toyota Motor Corp. SP ADR	(15,300)	(1,230)

		(10,746)

Mexico ((2.4)%)
CEMEX SAB de CV SP ADR*	(111,400)	(1,137)
Grupo Televisa SA SP ADR	(58,500)	(1,230)

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Mexico—continued

Telmex Internacional, SAB de CV SP ADR	(30,800)	(594)

		(2,961)

Spain ((0.9)%)
Iberdrola SA	(136,300)	(1,155)

Sweden ((0.5)%)
Volvo AB, B Shares	(59,200)	(596)

Switzerland ((1.2)%)
Lindt & Spruengli AG	(27)	(731)
Lonza Group AG	(9,600)	(783)

		(1,514)

United Kingdom ((2.5)%)
Autonomy Corp. PLC*	(34,600)	(957)
Carnival PLC	(28,600)	(1,174)
United Business Media Ltd.	(114,400)	(952)

		(3,083)

Total Investment Securities Sold Short (Proceeds $34,289)		(35,733)

*	Non-income producing security.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Valued at fair value using procedures approved by the Board. Fair valued securities held by the Fund represent 0.47% of net assets as of March 31, 2010.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

ADR	— American Depositary Receipt

GRS	— Global Registered Shares

NYS	— New York Registered Shares

SP ADR	— Sponsored American Depositary Receipt

The investment concentrations for the International Equity 130/30 Fund as a percentage of net assets, by sector, as of March 31, 2010, were as follows:

Long:
Financials	27.4%
Materials	21.3
Industrials	17.1
Consumer Discretionary	17.0
Energy	9.4
Telecommunication Services	8.8
Consumer Staples	8.0
Health Care	7.4
Utilities	7.2
Short-Term Investment	5.4
Information Technology	4.0
Short:
Consumer Discretionary	(7.7)
Industrials	(6.7)
Materials	(3.7)
Utilities	(2.9)
Telecommunication Services	(1.9)
Health Care	(1.5)
Consumer Staples	(1.5)
Information Technology	(1.4)
Energy	(1.0)
Financials	(0.6)

Amounts designated as “—” are $0 or have been rounded to $0.

At March 31, 2010, the Fund’s forward foreign currency contracts were as follows:

		Contract
		Amount in	Contract		Unrealized
	Delivery	Local	Value in	Market	Appreciation/
Currency	Date	Currency	USD($)	Value($)	(Depreciation)($)

Long:
Japanese Yen	04/05/10	14,911	$160	$159	$(1)
South African Rand	04/08/10	4,049	556	556	—

Total Long Contracts			$716	$715	$(1)

The total amount of USD forward foreign currency contracts outstanding was $(716), in thousands, as of March 31, 2010. The monthly average of USD forward foreign currency contract trading was $(49) in thousands, for the year ended March 31, 2010.

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
International Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stock (0.2%)

United States (0.2%)
USEC, Inc.*	97,471	562

Total Common Stock		562

Foreign Common Stocks (98.1%)

Australia (5.4%)
Australia & New Zealand Banking Group Ltd.	129,464	3,012
Challenger Financial Services Group Ltd.	76,110	294
Downer EDI Ltd.	321,266	2,228
Macquarie Group Ltd.	59,500	2,579
National Australia Bank Ltd.	154,309	3,896
Qantas Airways Ltd.*	1,232,910	3,212

		15,221

Austria (2.6%)
Erste Group Bank AG	30,947	1,300
OMV AG	81,074	3,042
Voestalpine AG	76,952	3,112

		7,454

Belgium (0.3%)
Anheuser-Busch InBev NV	19,080	961

Bermuda (1.0%)
Texwinca Holdings Ltd.	2,493,721	2,753

Brazil (2.6%)
Gerdau SA	96,574	1,574
Gerdau SA SP ADR	25,529	416
Petroleo Brasileiro SA	137,611	2,728
Rossi Residencial SA	216,498	1,498
Vale SA SP ADR	9,436	304
Vivo Participacoes SA	27,168	737

		7,257

Canada (0.6%)
Research In Motion Ltd.*	21,839	1,615

Cayman Islands (0.3%)
Gartmore Group Ltd.	140,000	265
Pacific Textiles Holdings Ltd.	800,000	506

		771

China (0.9%)
PetroChina Co. Ltd., Cl H	2,154,061	2,519

France (10.8%)
BNP Paribas	8,271	635
Bouygues SA	36,559	1,838
Capgemini SA	36,022	1,774
Compagnie Generale de Geophysique-Veritas*	22,059	626
Credit Agricole SA	155,266	2,718
PSA Peugeot Citroen SA*	64,672	1,904
Publicis Groupe	68,725	2,940
Sanofi-Aventis	63,919	4,764
Schneider Electric SA	16,315	1,913
Societe Generale	74,292	4,672
Vinci SA	55,034	3,243
Vivendi	123,587	3,307

		30,334

Germany (9.8%)
Adidas AG	25,691	1,373
Allianz SE	35,632	4,473
BASF SE	72,944	4,530
Deutsche Bank AG(a)	63,658	4,909
Deutsche Lufthansa AG	144,959	2,399
HeidelbergCement AG	38,205	2,140
MAN AG(a)	29,805	2,494
Siemens AG	39,590	3,970
Stada Arzneimittel AG	35,164	1,396

		27,684

Greece (1.3%)
National Bank of Greece SA*	51,298	1,032
Public Power Corp. SA*	142,393	2,500

		3,532

Hong Kong (3.1%)
BOC Hong Kong Holdings Ltd.	1,029,500	2,456
Industrial & Commercial Bank of China (Asia) Ltd.	2,248,194	5,629
Industrial & Commercial Bank of China Ltd., H Shares	749,208	571

		8,656

Hungary (0.5%)
OTP Bank Nyrt. PLC*	39,763	1,392

India (2.3%)
ICICI Bank Ltd. SP ADR	38,669	1,651
Indiabulls Real Estate Ltd.	409,953	1,393
Satyam Computer Services Ltd. SP ADR*(a)	393,796	2,056
Tata Steel Ltd.	107,979	1,520

		6,620

Italy (2.1%)
Intesa Sanpaolo SpA*	454,483	1,692
UniCredito Italiano SpA*	1,387,127	4,098

		5,790

Japan (15.2%)
ARCS Co. Ltd.	40,700	549
Fuji Photo Film Co. Ltd.	75,400	2,598
Honda Motor Co. Ltd.	93,788	3,311
Itochu Techno-Solutions Corp.	883,780	7,744

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Miraca Holdings, Inc.	26,900	820
Mitsubishi UFJ Financial Group, Inc.	348,702	1,828
Mitsui & Co. Ltd.	218,778	3,677
NIPPON SHOKUBAI Co. Ltd.	126,000	1,139
Nippon Telegraph & Telephone Corp.	91,216	3,845
Nitto Denko Corp.	37,113	1,441
Okinawa Electric Power Co., Inc. (The)	7,700	402
Sharp Corp.	56,168	702
Shin-Etsu Chemical Co. Ltd.	64,514	3,748
Sumitomo Corp.	271,344	3,121
Sumitomo Electric Industries Ltd.	46,200	566
Sumitomo Mitsui Financial Group, Inc.	32,905	1,088
Takata Corp.	114,339	2,931
TOKAI RIKA Co. Ltd.	58,000	1,191
TS TECH Co. Ltd.	109,986	2,062

		42,763

Luxembourg (1.1%)
ArcelorMittal	74,051	3,249

Netherlands (2.2%)
ING Groep NV*	407,752	4,071
Koninklijke Ahold NV	164,329	2,190

		6,261

Norway (1.5%)
Acergy SA	74,781	1,368
Telenor ASA*	212,787	2,888

		4,256

Russian Federation (2.0%)
Gazprom	129,355	3,018
JSC MMC Norilsk Nickel*	69,120	1,272
Vimpel-Communications SP ADR	77,767	1,432

		5,722

Singapore (3.1%)
Midas Holdings Ltd.(a)	1,672,706	1,232
Parkway Holdings Ltd.	271,000	651
SIA Engineering Co. Ltd.	808,406	2,052
United Overseas Bank Ltd.	157,878	2,170
Venture Corp. Ltd.	440,685	2,747

		8,852

South Korea (0.7%)
POSCO(a)	577	269
POSCO SP ADR	13,587	1,590

		1,859

Spain (2.4%)
Banco Santander Central Hispano SA	171,664	2,281
Telefonica SA	195,287	4,626

		6,907

Sweden (1.2%)
Alfa Laval AB	156,264	2,302
Hennes & Mauritz AB	16,651	1,082

		3,384

Switzerland (8.5%)
ABB Ltd.	155,326	3,394
Nestle SA	127,546	6,534
Roche Holding AG	28,650	4,648
Swiss Re*	64,147	3,158
Transocean Ltd.*	34,964	3,020
UBS AG*	197,788	3,216

		23,970

Taiwan (1.7%)
Compal Electronics, Inc.	1,809,920	2,369
Lite-On Technology Corp.	1,768,609	2,348

		4,717

Thailand (0.5%)
Bangkok Dusit Medical Services Public Co. Ltd.	883,400	698
Bangkok Dusit Medical Services Public Co. Ltd., Cl F	220,700	168
Thai Airways International Public Co. Ltd.	369,200	323
Thai Airways International Public Co. Ltd.	379,600	284

		1,473

Turkey (0.6%)
Tofas Turk Otomobil Fabrikasi AS	416,955	1,567

United Kingdom (13.8%)
Antofagasta PLC	129,921	2,050
Aviva PLC	369,825	2,162
BAE Systems PLC	310,732	1,751
Barclays PLC	1,033,093	5,648
British American Tobacco PLC	105,369	3,632
G4S PLC	473,673	1,879
GlaxoSmithKline PLC	62,348	1,197
Kazakhmys PLC*	81,896	1,897
Lloyds Banking Group PLC*	1,717,863	1,636
Logica PLC	515,177	1,067
Royal Dutch Shell PLC SP ADR	37,534	2,077
Royal Dutch Shell PLC, Cl A	113,463	3,288
Royal Dutch Shell PLC, Cl B	115,763	3,189

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

SABMiller PLC	102,233	2,997
Xstrata PLC*	228,941	4,337

		38,807

Total Foreign Common Stocks		276,346

Preferred Stock (0.8%)

Brazil (0.8%)
Vale SA, Cl A	79,233	2,200

Total Preferred Stock		2,200

Short-Term Investments (3.9%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.030%, 04/01/10(b)	2,047	2,047
RidgeWorth Funds Securities Lending Joint Account(c)(d)	9,036	9,036

Total Short-Term Investments		11,083

Total Investments (Cost $233,055)(e) — 103.0%		290,191
Liabilities in excess of other assets — (3.0)%		(8,268)

Net Assets — 100.0%		$281,923

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $8,598.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	Investment in affiliate.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR — Sponsored American Depositary Receipt

The investment concentrations for the International Equity Fund as a percentage of net assets, by sector, as of March 31, 2010, were as follows:

Financials	27.4%
Industrials	16.7
Materials	12.4
Consumer Discretionary	11.0
Energy	10.3
Consumer Staples	6.0
Telecommunication Services	5.5
Health Care	5.1
Short-Term Investment	3.9
Information Technology	3.7
Utilities	1.0

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (97.8%)
Australia (5.3%)
AGL Energy Ltd.	23,441	323
Alumina Ltd.	158,205	250
Amcor Ltd.	45,564	267
AMP Ltd.	108,971	626
Aristocrat Leisure Ltd.	26,474	110
ASX Ltd.	10,837	337
Australia & New Zealand Banking Group Ltd.	125,328	2,916
AXA Asia Pacific Holdings Ltd.	65,915	382
BGP Holdings PLC(a)	737,041	—
BHP Billiton Ltd.	171,888	6,874
BlueScope Steel Ltd.*	115,333	308
Boral Ltd.	39,517	203
Brambles Ltd.	79,281	535
CFS Retail Property Trust	113,370	195
Coca-Cola Amatil Ltd.	37,571	388
Commonwealth Bank of Australia	77,208	3,987
Computershare Ltd.	29,154	335
CSL Ltd.	33,722	1,127
CSR Ltd.	96,704	147
Dexus Property Group	247,075	184
Fairfax Media Ltd.(b)	151,612	250
Fortescue Metals Group Ltd.*	69,993	315
Foster’s Group Ltd.	106,528	517
GPT Group	560,479	296
Incitec Pivot Ltd.	94,781	302
Insurance Australia Group Ltd.	118,197	421
Leighton Holdings Ltd.(b)	9,401	336
Lend Lease Group	29,413	234
Macquarie Atlas Roads Group	32,799	28
Macquarie Group Ltd.	17,271	749
Macquarie Infrastructure Group	163,999	168
Mirvac Group Ltd. REIT	109,714	148
National Australia Bank Ltd.	100,913	2,548
Newcrest Mining Ltd.	26,384	794
OneSteel Ltd.	93,632	335
Orica Ltd.	21,216	521
Origin Energy Ltd.	45,713	694
OZ Minerals Ltd.*(a)	201,593	212
Perpetual Ltd.(b)	2,864	93
QBE Insurance Group Ltd.	53,514	1,023
Rio Tinto Group Ltd.	23,225	1,670
Santos Ltd.	48,330	650
Sims Metal Management Ltd.	9,542	190
Sonic Healthcare Ltd.	24,553	324
Stockland Trust Group	125,637	460
Suncorp-Metway Ltd.	74,477	583
TABCORP Holdings Ltd.	39,586	251
Telstra Corp. Ltd.	231,332	635
Toll Holdings Ltd.	41,648	283
Transurban Group	71,456	331
Wesfarmers Ltd.	55,072	1,606
Wesfarmers Ltd. PPS	9,259	271
Westfield Group REIT	109,190	1,208
Westpac Banking Corp.	150,736	3,850
Woodside Petroleum Ltd.	25,689	1,105
Woolworths Ltd.	65,422	1,680
WorleyParsons Ltd.	10,353	242

		44,817

Austria (1.7%)
Erste Group Bank AG	78,553	3,299
IMMOEAST AG*(b)	175,419	962
Oesterreichische Elektrizitaeswirtschafts AG	34,557	1,372
OMV AG	65,207	2,446
Raiffeisen International Bank-Holding AG(b)	23,409	1,113
Telekom Austria AG	136,644	1,910
Vienna Insurance Group	16,853	890
Voestalpine AG	52,968	2,142

		14,134

Belgium (2.2%)
Anheuser-Busch InBev NV	132,826	6,690
Belgacom SA	28,358	1,108
Colruyt SA	2,941	724
Compagnie Nationale a Portefeuille SA	6,589	345
Delhaize Group	19,295	1,550
Dexia SA*(b)	100,443	599
Fortis*	422,631	1,505
Groupe Bruxelles Lambert SA	14,287	1,262
KBC Bank & Insurance Holding Co. NV*	30,478	1,476
Mobistar SA	5,641	347
Solvay SA	11,035	1,134
UCB SA	20,143	860
Umicore	22,824	797

		18,397

Cyprus (0.1%)
Bank of Cyprus Public Co. Ltd.	118,959	752

Denmark (1.5%)
A.P. Moller-Maersk A/S	139	1,059
A.P. Moller-Maersk A/S, Cl A	73	532
Carlsberg A/S, Cl B(b)	14,034	1,178
Coloplast A/S, Cl B	3,485	384
Danske Bank A/S*	57,557	1,416
DSV A/S	24,379	436

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Denmark—continued

H. Lundbeck A/S	1,239	23
Novo Nordisk A/S, Cl B(b)	57,429	4,457
Novozymes A/S, Cl B	6,033	668
Topdanmark A/S*	2,089	272
Trygvesta AS	3,024	200
Vestas Wind Systems A/S*	25,689	1,396
William Demant Holding*	3,536	250

		12,271

Finland (1.0%)
Fortum Corp.(b)	32,354	791
Kone Oyj, Cl B	10,184	421
Metso Corp.	8,656	279
Neste Oil Oyj(b)	8,786	153
Nokia Corp., Cl A	262,757	4,091
Nokian Renkaat Oyj(b)	8,880	231
Outokumpu Oyj	10,158	223
Rautaruukki Oyj	7,429	161
Sampo PLC, Cl A	32,119	852
Stora Enso Oyj	44,081	336
UPM-Kymmene Oyj(b)	38,528	511
Wartsila Corp.(b)	5,106	259

		8,308

France (11.1%)
Accor	13,352	739
Aeroports De Paris	3,115	256
Air France-KLM*	15,240	241
Air Liquide SA	24,496	2,940
Alcatel*	225,862	714
Alstom	18,084	1,128
Atos Origin SA*	5,391	271
AXA SA	142,509	3,170
BNP Paribas	84,292	6,473
Bouygues SA	19,595	985
Bureau Veritas SA	5,044	268
Capgemini SA	13,081	644
Carrefour SA	58,645	2,826
Casino Guichard-Perrachon SA	5,202	440
Christian Dior SA	6,208	662
CNP Assurances SA	3,482	329
Compagnie de Saint-Gobain	34,056	1,637
Compagnie Generale de Geophysique-Veritas*	14,995	425
Compagnie Generale des Etablissements Michelin, Cl B	13,825	1,019
Credit Agricole SA	80,690	1,412
Danone SA	50,638	3,050
Dassault Systemes SA	6,711	397
Eiffage SA(b)	4,309	223
Electricite de France	21,796	1,189
Eramet	545	188
Essilor International SA	19,009	1,213
Eurazeo	3,311	230
European Aeronautic Defence & Space Co.(b)	37,249	749
Eutelsat Communications	8,854	315
Fonciere des Regions	2,063	227
France Telecom SA	168,011	4,019
GDF SUEZ	111,673	4,313
Gecina SA	2,241	248
Groupe Eurotunnel SA	29,937	305
Hermes International(b)	5,237	727
Icade	2,218	247
Imerys	4,059	250
Klepierre	8,182	321
L’Oreal SA	21,842	2,297
Lafarge SA	18,914	1,331
Lagardere SCA	10,849	439
Legrand SA	9,560	302
LVMH Moet Hennessy Louis Vuitton SA	22,521	2,632
M6 Metropole Television	7,269	188
Natixis*	88,373	477
Neopost SA	3,568	285
PagesJaunes SA(b)	14,216	163
Pernod Ricard	18,215	1,547
Pinault-Printemps-Redoute SA	6,939	924
PSA Peugeot Citroen SA*	12,781	376
Publicis Groupe	12,399	530
Renault SA*	16,532	775
Safran SA	16,433	428
Sanofi-Aventis	97,151	7,241
Schneider Electric SA	20,224	2,372
Scor SE	14,672	371
Societe BIC	3,006	230
Societe Generale	56,866	3,576
Societe Television Francaise 1	13,241	246
Sodexho Alliance SA	8,820	527
Suez Environnement SA	26,508	610
Technip SA	9,149	744
Thales SA	7,912	318
Total SA	191,143	11,095
Unibail-Rodamco	7,596	1,539
Vallourec SA(b)	5,252	1,059
Veolia Environnement	36,047	1,250
Vinci SA	39,375	2,320
Vivendi	108,403	2,901

		93,883

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Germany (14.0%)
Adidas AG	31,762	1,697
Allianz SE	71,199	8,937
BASF SE	142,699	8,863
Bayer AG	128,509	8,679
Bayerische Motoren Werke AG	49,068	2,268
Bayerische Motoren Werke AG	8,409	295
Beiersdorf AG	13,472	805
Celesio AG	15,450	493
Commerzbank AG*(b)	113,074	970
Daimler AG	138,530	6,534
Deutsche Bank AG	93,630	7,220
Deutsche Boerse AG	30,919	2,290
Deutsche Lufthansa AG	36,228	600
Deutsche Post AG	133,789	2,314
Deutsche Postbank AG*(b)	14,306	456
Deutsche Telekom AG	440,476	5,990
E.ON AG	295,531	10,912
Fraport AG	6,130	323
Fresenius SE	4,975	366
GEA Group AG	25,922	602
Hannover Rueckversicherung AG*	10,367	512
HeidelbergCement AG	19,480	1,091
Henkel AG & KGaA Vorzug	25,765	1,385
Henkel KGaA	21,411	989
Hochtief AG	6,940	586
Infineon Technologies AG*(b)	169,977	1,178
K+S AG	23,590	1,430
Linde AG	22,982	2,731
MAN AG(b)	16,561	1,386
Merck KGaA	10,031	813
Metro AG	18,128	1,075
Muenchener Rueckversicherungs-Gesellschaft AG	30,593	4,970
Puma AG Rudolf Dassler Sport	907	287
RWE AG	64,877	5,762
Salzgitter AG	6,404	594
SAP AG	135,101	6,536
Siemens AG	126,789	12,714
Solarworld AG(b)	13,682	208
Suedzucker AG	13,030	288
ThyssenKrupp AG	53,388	1,835
TUI AG*	25,973	293
United Internet AG*	21,107	319
Volkswagen AG(b)	6,560	633
Wacker Chemie AG	2,376	354

		118,583

Greece (0.9%)
Alpha Bank A.E.*	69,777	661
Coca-Cola Hellenic Bottling Co. SA	37,750	1,018
EFG Eurobank Ergasias SA*	66,377	610
Hellenic Petroleum SA	18,042	207
Hellenic Telecommunications Organization SA	48,550	602
Marfin Investment Group SA	134,990	310
National Bank of Greece SA*	115,217	2,318
OPAP SA	42,755	970
Piraeus Bank SA*	59,851	523
Public Power Corp. SA*	24,403	428
Titan Cement Co. SA	11,523	305

		7,952

Hong Kong (0.9%)
Bank of East Asia Ltd.	57,402	211
BOC Hong Kong Holdings Ltd.	142,550	340
Cheung Kong (Holdings) Ltd.	53,000	683
CLP Holdings Ltd.	72,483	518
Esprit Holdings Ltd.	44,420	350
Foxconn International Holdings Ltd.*(b)	92,495	98
Hang Lung Properties Ltd.	81,317	328
Hang Seng Bank Ltd.	29,506	411
Henderson Land Development Co. Ltd.	42,220	297
Hong Kong & China Gas Co. Ltd. (The)	119,967	299
Hong Kong Electric Holdings Ltd.	53,336	316
Hong Kong Exchanges & Clearing Ltd.	35,550	593
Hutchison Whampoa Ltd.	83,650	612
Li & Fung Ltd.	85,671	422
Link REIT (The)	88,463	218
New World Development Co. Ltd.	99,343	195
Sino Land Co. Ltd.	10,315	20
Sun Hung Kai Properties Ltd.	43,850	660
Swire Pacific Ltd.	29,347	353
Wharf Holdings Ltd. (The)	52,691	297

		7,221

Ireland (0.9%)
Anglo Irish Bank Corp. PLC(b)(c)	143,993	42
Anglo Irish Bank Corp. PLC	8,839	3
CRH PLC	188,406	4,705
Elan Corp. PLC	151,922	1,147
Elan Corp. PLC*	457	3
Kerry Group PLC, Cl A	45,804	1,420
Ryanair Holdings PLC	120,891	601

		7,921

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Italy (8.4%)
A2A SpA	254,155	477
Assicurazioni Generali SpA	258,334	6,200
Autogrill SpA*	26,532	323
Autostrade SpA	55,758	1,301
Banca Carige SpA	159,466	435
Banca Monte dei Paschi di Siena SpA	498,864	738
Banca Popolare di Milano Scarl SpA	85,169	529
Banco Popolare Scarl*	145,590	1,013
Enel SpA	1,438,834	8,045
Eni SpA	568,990	13,347
Exor SpA	16,284	283
Fiat SpA*(b)	158,908	2,069
Finmeccanica SpA	86,766	1,158
Fondiaria-Sai SpA	14,800	223
Intesa Sanpaolo	184,994	554
Intesa Sanpaolo SpA*	1,682,995	6,267
Italcementi SpA(b)	18,485	214
Luxottica Group SpA	24,999	668
Mediaset SpA	165,075	1,418
MEDIOBANCA — Banca di Credito Finanziario SpA*	105,731	1,136
Mediolanum SpA	57,135	334
Parmalat SpA	394,629	1,080
Pirelli & C. SpA*	617,245	379
Prysmian SpA	19,319	380
Saipem SpA	58,707	2,271
Snam Rete Gas SpA	311,519	1,579
Telecom Italia SpA	2,220,698	3,197
Telecom Italia SpA	1,335,800	1,506
Terna SpA	286,722	1,240
UniCredito Italiano SpA*	3,644,075	10,765
Unione di Banche Italiane Scpa	128,065	1,728
Unipol Gruppo Finanziario SpA*	186,539	211

		71,068

Japan (19.3%)
77 Bank Ltd.	34,795	199
Advantest Corp.(b)	11,898	298
AEON Co. Ltd.(b)	51,519	585
AEON MALL Co. Ltd.	6,120	129
Aioi Insurance Co. Ltd.	44,885	231
Aisin Seiki Co. Ltd.	14,897	446
Ajinomoto Co., Inc.	55,670	551
All Nippon Airways Co. Ltd.*(b)	58,236	166
Amada Co. Ltd.	32,386	272
Asahi Breweries Ltd.	28,556	536
Asahi Glass Co. Ltd.	75,887	855
Asahi Kasei Corp.	102,113	549
Astellas Pharma, Inc.	34,655	1,255
Bank of Kyoto Ltd. (The)	29,560	272
Bank of Yokohama Ltd. (The)	101,620	498
Benesse Holdings, Inc.	6,816	295
Bridgestone Corp.	44,782	765
Canon, Inc.	77,108	3,572
Casio Computer Co. Ltd.	20,733	159
Central Japan Railway Co.	114	868
Chiba Bank Ltd. (The)	65,136	390
Chubu Electric Power Co., Inc.	49,230	1,231
Chugai Pharmaceutical Co. Ltd.	19,130	360
Chugoku Electric Power Co., Inc. (The)(b)	19,915	396
Citizen Holdings Co. Ltd.	25,898	177
Credit Saison Co. Ltd.	13,769	214
Dai Nippon Printing Co. Ltd.	43,714	591
Daiichi Sankyo Co. Ltd.	51,588	966
Daikin Industries Ltd.	17,614	721
Daito Trust Construction Co. Ltd.	7,280	351
Daiwa House Industry Co. Ltd.	43,605	492
Daiwa Securities Group, Inc.	96,990	511
Denki Kagaku Kogyo Kabushiki Kaisha	49,432	213
DENSO Corp.	34,573	1,030
Dentsu, Inc.(b)	15,211	400
DOWA Mining Co. Ltd.	23,583	142
East Japan Railway Co.	23,979	1,668
Eisai Co. Ltd.(b)	18,161	648
Electric Power Development Co. Ltd.	8,814	290
Elpida Memory, Inc.*	11,203	221
FANUC Ltd.	13,736	1,458
Fast Retailing Co. Ltd.	3,791	659
Fuji Photo Film Co. Ltd.	36,656	1,263
Fujitsu Ltd.	138,984	910
Fukuoka Financial Group, Inc.	71,619	304
Furukawa Electric Co. Ltd. (The)	56,920	296
Gunma Bank Ltd. (The)	36,620	203
Hankyu Hanshin Holdings, Inc.	94,742	439
Hirose Electric Co. Ltd.	2,901	335
Hitachi Chemical Co. Ltd.	9,517	206
Hitachi Construction Machinery Co. Ltd.	9,549	226
Hitachi Ltd.*	320,993	1,199
Hokkaido Electric Power Co., Inc.	12,065	232
Hokuhoku Financial Group, Inc.	119,284	262
Hokuriku Electric Power Co.	10,617	234
Honda Motor Co. Ltd.	120,215	4,244
Hoya Corp.	32,385	890

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Ibiden Co. Ltd.	10,792	372
Inpex Holdings, Inc.	65	477
Isetan Mitsukoshi Holdings Ltd.(b)	32,959	354
Ishikawajima-Harima Heavy Industries Co. Ltd.	120,248	220
Isuzu Motors Ltd.*	108,361	293
Itochu Techno-Solutions Corp.	114,698	1,005
Iyo Bank Ltd. (The)	22,902	218
J. Front Retailing Co. Ltd.	44,153	260
Japan Real Estate Investment Corp. REIT	40	341
Japan Retail Fund Investment Corp. REIT	140	165
Japan Steel Works Ltd. (The)	27,542	316
Japan Tobacco, Inc.	331	1,232
JFE Holdings, Inc.	36,034	1,451
JGC Corp.	17,150	306
Joyo Bank Ltd. (The)	59,607	266
JS Group Corp.	17,399	354
JSR Corp.	15,618	326
Kajima Corp.	76,090	186
Kamigumi Co. Ltd.	24,197	195
Kaneka Corp.	28,769	186
Kansai Electric Power Co., Inc. (The)	55,865	1,280
Kansai Paint Co. Ltd.	20,282	165
Kao Corp.	42,107	1,068
Kawasaki Heavy Industries Ltd.	122,711	339
Kawasaki Kisen Kaisha Ltd.*	55,200	220
KDDI Corp.	215	1,113
Keihin Electric Express Railway Co. Ltd.	40,717	335
Keio Electric Railway Co. Ltd.	41,925	283
Keyence Corp.	3,271	782
Kintetsu Corp.(b)	129,496	403
Kirin Holdings Co. Ltd.	64,460	951
Kobe Steel Ltd.	209,071	450
Komatsu Ltd.	68,324	1,433
Konami Corp.	8,591	166
Konica Minolta Holdings, Inc.	39,857	465
Kubota Corp.	84,736	772
Kuraray Co. Ltd.	29,996	404
Kurita Water Industries Ltd.	9,551	270
Kyocera Corp.	12,170	1,186
Kyowa Hakko Kogyo Co. Ltd.	23,846	246
Kyushu Electric Power Co., Inc.	30,168	657
Lawson, Inc.	5,883	251
Mabuchi Motor Co. Ltd.	2,662	153
Makita Corp.	10,356	341
Marubeni Corp.	128,146	797
MARUI Group Co. Ltd.	20,231	147
Matsushita Electric Industrial Co. Ltd.	143,257	2,192
Matsushita Electric Works Ltd.	32,141	406
Mazda Motor Corp.	85,760	241
Meiji Holdings Co. Ltd.	2,014	78
Minebea Co. Ltd.	36,772	224
Mitsubishi Chemical Holdings Corp.	94,169	482
Mitsubishi Corp.	98,441	2,580
Mitsubishi Electric Corp.	137,253	1,261
Mitsubishi Estate Co. Ltd.	86,717	1,419
Mitsubishi Gas Chemical Co., Inc.	35,147	212
Mitsubishi Heavy Industries Ltd.	223,867	927
Mitsubishi Materials Corp.*	89,525	258
Mitsubishi Motors Corp.*(b)	281,221	382
Mitsubishi Tanabe Pharma Corp.	17,386	246
Mitsubishi UFJ Financial Group, Inc.	893,310	4,683
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,082	112
Mitsui & Co. Ltd.	126,036	2,118
Mitsui Chemicals, Inc.	53,174	161
Mitsui Engineering & Shipbuilding Co. Ltd.(b)	68,121	170
Mitsui Fudosan Co. Ltd.	63,385	1,076
Mitsui O.S.K. Lines Ltd.	92,346	663
Mitsui Sumitomo Insurance Group Holdings, Inc.	30,441	845
Mitsui Trust Holdings, Inc.	85,508	321
Mizuho Financial Group, Inc.	968,768	1,917
Mizuho Securities Co. Ltd.	55,122	175
Murata Manufacturing Co. Ltd.	16,877	959
Namco Bandai Holdings, Inc.	18,167	177
NEC Corp.	143,241	431
NGK Insulators Ltd.	20,788	424
NGK Spark Plug Co. Ltd.	15,390	209
Nidec Corp.	8,632	925
Nikon Corp.	26,842	586
Nintendo Co. Ltd.	7,356	2,463
Nippon Building Fund, Inc.	46	396
Nippon Electric Glass Co. Ltd.	30,951	436
Nippon Express Co. Ltd.	74,457	320
Nippon Meat Packers, Inc.(b)	16,692	211
Nippon Mining Holdings, Inc.	77,348	362
Nippon Oil Corp.	104,877	528
Nippon Paper Group, Inc.	8,313	214

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Nippon Sheet Glass Co. Ltd.	61,301	181
Nippon Steel Corp.	372,778	1,464
Nippon Telegraph & Telephone Corp.	37,202	1,568
Nippon Yusen Kabushiki Kaisha	95,071	375
NIPPONKOA Insurance Co. Ltd.	51,628	324
Nissan Chemical Industries Ltd.	13,396	187
Nissan Motor Co. Ltd.*	184,772	1,583
Nisshin Seifun Group, Inc.	18,270	236
Nissin Food Products Co. Ltd.	6,447	217
Nitori Co. Ltd.	2,868	218
Nitto Denko Corp.	13,016	505
NOK Corp.	10,374	156
Nomura Holdings, Inc.	258,155	1,903
Nomura Real Estate Holdings, Inc.	3,349	52
Nomura Research Institute Ltd.	9,315	212
NSK Ltd.	41,869	331
NTN Corp.	36,643	165
NTT Data Corp.	102	340
NTT DoCoMo, Inc.	1,132	1,725
Obayashi Corp.	57,656	256
Odakyu Electric Railway Co. Ltd.	52,339	436
Oji Paper Co. Ltd.	66,961	294
Olympus Corp.	17,349	557
OMRON Corp.	18,415	427
Ono Pharmaceutical Co. Ltd.	7,739	344
Oriental Land Co. Ltd.	3,627	253
ORIX Corp.	6,664	591
Osaka Gas Co. Ltd.	137,873	494
Rakuten, Inc.	574	415
Resona Holdings, Inc.	38,676	489
Ricoh Co. Ltd.	52,500	820
ROHM Co. Ltd.	8,475	633
Sankyo Co. Ltd.	5,027	249
SANYO Electric Co. Ltd.*(b)	137,502	221
SBI Holdings, Inc.	1,444	285
Secom Co. Ltd.	15,940	697
Sega Sammy Holdings, Inc.	16,722	202
Seiko Epson Corp.	11,577	180
Sekisui Chemical Co. Ltd.	42,556	289
Sekisui House Ltd.	42,527	425
Seven & I Holdings Co. Ltd.	56,634	1,369
Sharp Corp.	76,219	953
Shikoku Electric Power Co., Inc.	10,904	309
Shimamura Co. Ltd.	2,070	183
Shimano, Inc.	6,084	269
Shimizu Corp.	52,420	219
Shin-Etsu Chemical Co. Ltd.	29,879	1,736
Shionogi & Co. Ltd.(b)	25,264	481
Shiseido Co. Ltd.	31,123	676
Shizuoka Bank Ltd. (The)	50,301	439
Showa Denko Kabushiki Kaisha	111,970	253
Showa Shell Sekiyu Kabushiki Kaisha	17,253	117
SMC Corp.	4,167	566
Softbank Corp.	55,874	1,377
Sojitz Corp.	111,247	215
Sompo Japan Insurance, Inc.	67,960	477
Sony Corp.	73,676	2,822
Sony Financial Holdings, Inc.	73	240
Stanley Electric Co. Ltd.	12,300	239
Sumitomo Chemical Co. Ltd.	119,419	584
Sumitomo Corp.	85,416	982
Sumitomo Electric Industries Ltd.	55,515	681
Sumitomo Heavy Industries Ltd.	50,308	303
Sumitomo Metal Industries Ltd.	254,870	772
Sumitomo Metal Mining Co. Ltd.	40,585	604
Sumitomo Mitsui Financial Group, Inc.	93,339	3,086
Sumitomo Realty & Development Co. Ltd.	32,062	610
Sumitomo Trust & Banking Co. Ltd. (The)	110,496	648
Suruga Bank Ltd.	19,765	177
Suzuken Co. Ltd.	6,498	229
Suzuki Motor Corp.	27,742	612
T&D Holdings, Inc.	16,773	397
Taisei Corp.	87,787	193
Taisho Pharmaceutical Co. Ltd.	12,682	231
Takashimaya Co. Ltd.	28,279	232
Takeda Pharmaceutical Co. Ltd.	55,226	2,431
TDK Corp.	9,653	642
Teijin Ltd.	88,719	298
Terumo Corp.	13,530	721
THK Co. Ltd.	10,945	239
Tobu Railway Co. Ltd.(b)	58,641	326
Toho Co. Ltd.	10,363	167
Tohoku Electric Power Co., Inc.	33,224	702
Tokio Marine Holdings, Inc.	51,728	1,457
Tokyo Electric Power Co., Inc. (The)	88,086	2,348
Tokyo Electron Ltd.	13,253	879
Tokyo Gas Co. Ltd.	179,941	793
Tokyu Corp.	93,374	391
Tokyu Land Corp.	41,953	160
TonenGeneral Sekiyu KK	26,417	223
Toppan Printing Co. Ltd.	46,711	422
Toray Industries, Inc.	103,255	603

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Toshiba Corp.*	275,983	1,426
Toyo Seikan Kaisha Ltd.	12,523	222
Toyota Industries Corp.	13,587	388
Toyota Motor Corp.	209,262	8,384
Toyota Tsusho Corp.	18,719	294
Trend Micro, Inc.	8,603	300
Ube Industries Ltd.	92,827	238
Uni-Charm Corp.	3,892	376
Ushio, Inc.	10,311	175
West Japan Railway Co.	133	458
Yahoo Japan Corp.	1,121	408
Yakult Honsha Co. Ltd.(b)	8,832	238
Yamada Denki Co. Ltd.	6,929	511
Yamaguchi Financial Group, Inc.	19,225	210
Yamaha Corp.	14,373	186
Yamaha Motor Co. Ltd.*	20,207	303
Yamato Transport Co. Ltd.	32,298	454
Yokogawa Electric Corp.	23,067	201

		163,017

Jersey (0.1%)
Randgold Resources Ltd.	3,883	295
Shire PLC	23,641	522

		817

Luxembourg (0.8%)
ArcelorMittal	78,951	3,464
Millicom International Cellular SA	5,853	524
Reinet Investments SCA	1,037	16
SES	29,462	744
Tenaris SA	104,201	2,249

		6,997

Netherlands (4.1%)
Aegon NV*	199,562	1,366
Akzo Nobel NV	29,803	1,698
ASML Holding NV(b)	49,986	1,786
Corio NV	5,861	391
Fugro NV	8,140	532
Heineken Holding NV	10,873	484
Heineken NV	32,519	1,671
ING Groep NV*	465,497	4,647
Koninklijke (Royal) KPN NV	214,094	3,392
Koninklijke Ahold NV	156,353	2,084
Koninklijke Boskalis Westminster NV	6,462	248
Koninklijke DSM NV(b)	17,985	802
Koninklijke Vopak NV	5,392	425
QIAGEN NV*	33,659	773
Randstad Holding NV*	12,503	594
Reed Elsevier NV	77,173	938
Royal Philips Electronics NV(b)	124,165	3,981
SBM Offshore NV	19,405	388
TNT NV	41,831	1,199
Unilever NV	208,542	6,307
Wolters Kluwer NV	35,245	764

		34,470

New Zealand (0.5%)
Auckland International Airport Ltd.	349,186	481
Contact Energy Ltd.	134,382	611
Fletcher Building Ltd.	261,882	1,553
Sky City Entertainment Group Ltd.	242,422	554
Telecom Corp. of New Zealand Ltd.	800,905	1,234

		4,433

Norway (1.9%)
DnB NOR ASA*	173,735	1,986
Norsk Hydro ASA*	152,872	1,166
Orkla ASA	172,834	1,529
Renewable Energy Corp. ASA*(b)	34,759	163
SeaDrill Ltd.	65,521	1,528
StatoilHydro ASA	249,451	5,779
Telenor ASA*	180,952	2,456
Yara International ASA	41,894	1,820

		16,427

Portugal (0.8%)
Banco Comercial Portugues SA	627,714	698
Banco Espirito Santo SA*	145,989	789
Brisa-Auto-estradas de Portugal SA	43,483	369
CIMPOR-Cimentos de Portugal SGPS SA	67,496	510
Energias de Portugal SA	452,130	1,797
Galp Energia SGPS SA	40,677	706
Jeronimo Martins SGPS SA	55,664	564
Portugal Telecom SGPS SA	157,392	1,760

		7,193

Singapore (0.8%)
Capitaland Ltd.	148,603	422
City Developments Ltd.	31,333	238
DBS Group Holdings Ltd.	103,004	1,053
Fraser & Neave Ltd.	13,303	46
Jardine Cycle & Carriage Ltd.	9,000	189
Keppel Corp. Ltd.	76,763	501
Olam International Ltd.	24,354	45
Oversea-Chinese Banking Corp. Ltd.	155,890	971

See Notes to Financial Statements.

58

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Singapore—continued

Singapore Airlines Ltd.	32,707	355
Singapore Airport Terminal Services Ltd.	23,284	44
Singapore Exchange Ltd.	51,010	279
Singapore Press Holdings Ltd.(b)	100,853	275
Singapore Telecommunications Ltd.	424,995	963
United Overseas Bank Ltd.	73,471	1,010
UOL Group Ltd.	32,427	90
Wilmar International Ltd.	51,347	246

		6,727

Spain (6.1%)
Abertis Infraestructuras SA	37,547	723
Acciona SA	3,438	381
Acerinox SA	17,340	341
Actividades de Construccion y Servicios (ACS) SA(b)	18,856	870
Banco Bilbao Vizcaya Argentaria SA	449,670	6,152
Banco de Sabadell SA(b)	124,428	687
Banco de Valencia SA	34,303	219
Banco Popular Espanol SA(b)	101,888	750
Banco Santander Central Hispano SA	1,041,302	13,838
Bankinter SA	39,559	329
Criteria Caixacorp SA	113,675	563
EDP Renovaveis SA*	55,556	434
Enagas	22,761	499
Ferrovial SA	53,162	517
Fomento de Construcciones y Contratas SA(b)	5,896	216
Gamesa Corporacion Tecnologica SA	24,174	331
Gas Natural SDG SA	29,407	543
Gestevision Telecinco SA	10,848	170
Grifols SA	19,511	292
Iberdrola Renovables	111,551	463
Iberdrola SA	467,697	3,964
Iberia Lineas Aereas de Espana SA*	78,801	275
Indra Sistemas SA	13,030	267
Industria de Diseno Textil SA	28,760	1,896
Mapfre SA(b)	90,322	331
Red Electrica Corporacion	13,847	743
Repsol YPF SA	91,607	2,169
Sacyr Vallehermoso Group SA*(b)	12,618	111
Telefonica SA	540,970	12,814
Zardoya Otis SA	17,969	311

		51,199

Sweden (2.2%)
Alfa Laval AB	27,067	399
ASSA ABLOY AB, Ser B	21,103	413
Atlas Copco AB, Cl A	43,057	668
Atlas Copco AB, Cl B	23,811	334
Electrolux AB, Ser B	17,742	406
Getinge AB, Cl B	13,350	320
Hennes & Mauritz AB	34,466	2,240
Husqvarna AB, Cl B*	37,908	276
Investor AB, Cl B	41,981	806
Lundin Petroleum AB*	15,165	128
Nordea Bank AB(b)	223,194	2,203
Sandvik AB	70,194	878
Scania AB	23,766	376
Securitas AB, Cl B	27,462	293
Skandinaviska Enskilda Banken AB*	111,277	711
Skanska AB, Cl B	31,554	574
SKF AB, Cl B	28,892	514
SSAB AB, Ser A(b)	11,817	212
Svenska Cellulosa AB, Cl B	36,984	522
Svenska Handelsbanken AB, Cl A	35,491	1,040
Swedbank AB, Cl A	28,871	296
Swedish Match AB	18,484	442
Tele2 AB, Cl B	25,069	418
Telefonaktiebolaget LM Ericsson	209,522	2,209
TeliaSonera AB	152,488	1,083
Volvo AB, Cl A	28,261	280
Volvo AB, Cl B	74,756	752

		18,793

Switzerland (2.2%)
ABB Ltd.	53,048	1,159
Actelion Ltd.*	2,757	125
Adecco SA	3,661	208
Compagnie Financiere Richemont SA, Cl A	15,515	601
Credit Suisse Group	26,077	1,345
GAM Holding Ltd.	6,272	77
Holcim Ltd.*	6,164	460
Julius Baer Holding AG	6,272	228
Nestle SA	78,402	4,016
Nobel Biocare Holding AG	3,901	104
Novartis AG	51,483	2,781
Roche Holding AG	16,776	2,721
SGS SA	123	170
STMicroelectronics NV	61,848	616
Swatch Group AG	737	235
Swiss Re*	9,037	445
Swisscom AG	495	181
Syngenta AG	2,528	702

See Notes to Financial Statements.

59

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Switzerland—continued

Synthes, Inc.	1,404	175
UBS AG*	79,714	1,296
Zurich Financial Services AG	3,856	989

		18,634

United Kingdom (11.0%)
3i Group PLC	21,982	97
AMEC PLC	17,481	212
Anglo American PLC*	57,451	2,505
Antofagasta PLC	20,243	319
Associated British Foods PLC	12,632	188
AstraZeneca PLC	62,519	2,788
Autonomy Corp. PLC*	10,489	290
Aviva PLC	116,609	682
BAE Systems PLC	161,782	911
Barclays PLC	479,102	2,619
BG Group PLC	148,630	2,572
BHP Billiton PLC	95,743	3,283
BP PLC	808,589	7,648
British American Tobacco PLC	86,835	2,993
British Land Co. PLC (The)	44,079	322
British Sky Broadcasting Group PLC	53,222	486
BT Group PLC	349,152	656
Bunzl PLC	18,017	197
Burberry Group PLC	23,854	259
Cable & Wireless Communications PLC	128,311	108
Cable & Wireless Worldwide*	128,311	179
Cairn Energy PLC*	69,679	441
Capita Group PLC	30,160	346
Carnival PLC	8,934	367
Centrica PLC	227,349	1,014
Compass Group PLC	78,455	626
CRH PLC	25,586	639
Diageo PLC	108,218	1,816
Eurasian Natural Resources Corp.	12,131	219
Experian PLC	49,303	485
F&C Asset Management PLC	12,792	12
FirstGroup PLC	26,122	142
G4S PLC	68,184	271
GlaxoSmithKline PLC	223,416	4,290
Hammerson PLC	37,352	223
Home Retail Group PLC	48,331	199
HSBC Holdings PLC	747,699	7,578
ICAP PLC	27,994	159
Imperial Tobacco Group PLC	45,146	1,377
InterContinental Hotels Group PLC	14,157	222
International Power PLC	72,643	352
Invensys PLC	39,851	206
J Sainsbury PLC	57,734	287
Johnson Matthey PLC	9,948	264
Kazakhmys PLC*	10,051	233
Kingfisher PLC	119,473	389
Land Securities Group PLC REIT	38,289	394
Legal & General Group PLC	264,526	353
Liberty International PLC	24,900	190
Lloyds Banking Group PLC*	1,659,981	1,581
London Stock Exchange Group PLC	8,672	93
Lonmin PLC*	6,591	204
Man Group PLC	79,801	292
Marks & Spencer Group PLC	76,575	430
National Grid PLC	105,183	1,024
Next PLC	8,044	264
Old Mutual PLC*	233,691	434
Pearson PLC	36,102	567
Prudential PLC	108,333	900
Reckitt Benckiser Group PLC	26,107	1,433
Reed Elsevier PLC	53,709	428
Rexam PLC	31,709	141
Rio Tinto PLC	59,007	3,496
Rolls-Royce PLC	79,100	715
Royal Bank of Scotland Group PLC (The)*	752,346	502
Royal Dutch Shell PLC, Cl A	155,249	4,499
Royal Dutch Shell PLC, Cl B	117,919	3,248
RSA Insurance Group PLC	158,564	307
SABMiller PLC	40,773	1,195
Sage Group PLC (The)	72,173	262
Scottish & Southern Energy PLC	40,649	679
Segro PLC	33,998	165
Severn Trent PLC	12,995	236
Smith & Nephew PLC	35,269	351
Smiths Group PLC	15,590	269
Standard Chartered PLC	86,841	2,368
Standard Life PLC	101,467	308
Tesco PLC	343,092	2,267
Tomkins PLC	48,561	174
Tullow Oil PLC	37,896	719
Unilever PLC	56,239	1,651
United Utilities Group PLC	37,540	318
Vedanta Resources PLC	6,489	273
Vodafone Group PLC	2,285,862	5,272
Whitbread PLC	9,597	215
William Morrison Supermarkets PLC	100,365	447
Wolseley PLC*	13,280	321

See Notes to Financial Statements.

60

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

WPP PLC	55,740	578
Xstrata PLC*	83,259	1,577

		92,611

Total Foreign Common Stocks		826,625

Foreign Preferred Stocks (0.6%)
Germany (0.6%)
Fresenius AG, 1.510%	12,454	936
Fresenius Medical Care AG, 1.230%	30,258	1,707
Porsche AG, 5.000%	13,129	798
RWE AG, 1.750%	5,806	476
Volkswagen AG, 1.210%(b)	16,607	1,523

Total Foreign Preferred Stocks		5,440

Rights — Foreign (0.0%)
Germany (0.0%)
Volkswagen AG(b)	23,167	15

United Kingdom (0.0%)
Lloyds Banking Group PLC	812,491	—
Wolseley PLC	44,023	—

Total Rights — Foreign		15

Warrants — Foreign (0.0%)
France (0.0%)
Fonciere Des Regions	2,109	2

Italy (0.0%)
MEDIOBANCA — Banca di Credito Finanziario SpA	132,417	17
Unione di Banche Italiane Scpa	182,276	9

		26

Total Warrants — Foreign		28

Exchange Traded Funds (1.1%)
iShares MSCI Australia Index Fund(b)	13,148	315
iShares MSCI Austria Investable Market Index Fund(b)	6,298	124
iShares MSCI Belgium Investable Market Index Fund	8,222	107
iShares MSCI EAFE Index Fund	48,980	2,743
iShares MSCI EMU Index Fund(b)	72,679	2,611
iShares MSCI France Index Fund	112	3
iShares MSCI Germany Index Fund(b)	24,979	547
iShares MSCI Hong Kong Index Fund	1,335	22
iShares MSCI Italy Index Fund(b)	23,726	433
iShares MSCI Japan Index Fund(b)	137,070	1,431
iShares MSCI Netherlands Investable Market Index Fund(b)	7,424	151
iShares MSCI Singapore Index Fund	2,845	33
iShares MSCI Spain Index Fund(b)	1,949	82
iShares MSCI Sweden Index Fund	6,596	167
iShares MSCI United Kingdom Index Fund(b)	34,744	565

Total Exchange Traded Funds		9,334

Short-Term Investment (5.6%)
RidgeWorth Funds Securities Lending Joint Account(d)(e)	47,361	47,361

Total Short-Term Investment		47,361

Total Investments (Cost $644,338)(f) — 105.1%		888,803
Liabilities in excess of other assets — (5.1)%		(43,223)

Net Assets — 100.0%		$845,580

*	Non-income producing security.

(a)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2010 are identified below (in thousands):

					Percentage of
Issue	Acquisition	Cost		Value	Net Assets
Description	Date	($)	Shares	($)	(%)

BGP Holdings PLC	12/15/08	—	737,041	—	—
OZ Minerals Ltd.	05/31/06	192	201,593	212	0.03

(b)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $42,238.

(c)	Valued at fair value using methods determined by the Board. Fair valued securities held by the Fund represent 0.00% of net assets as of March 31, 2010.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(e)	Affiliated investment.

(f)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

PPS	— Partially Protected Shares

REIT	— Real Estate Investment Trust

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

61

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

International Equity Index Fund — concluded

The investment concentrations for the International Equity Index Fund as a percentage of net assets, by sector, as of March 31, 2010, were as follows:

Financials	24.8%
Industrials	11.5
Consumer Discretionary	10.5
Materials	9.9
Energy	8.2
Consumer Staples	7.8
Utilities	7.3
Telecommunication Services	6.7
Health Care	6.3
Information Technology	5.4
Short-Term Investment	5.2
Exchange Traded Funds	1.1

See Notes to Financial Statements.

62

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Large Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (95.8%)
Consumer Discretionary (8.7%)
DIRECTV Group, Inc. (The), Cl A*	198,000	6,694
Guess?, Inc.	97,000	4,557
H&R Block, Inc.	267,000	4,753
Home Depot, Inc. (The)	191,000	6,179
McDonald’s Corp.	108,000	7,206
Target Corp.	105,000	5,523
Walt Disney Co. (The)	173,000	6,039

		40,951

Consumer Staples (9.8%)
CVS Caremark Corp.	194,000	7,093
Kellogg Co.	90,000	4,809
Molson Coors Brewing Co., Cl B	109,000	4,585
PepsiCo, Inc.	147,000	9,725
Philip Morris International, Inc.	117,000	6,103
Procter & Gamble Co. (The)	126,000	7,972
Wal-Mart Stores, Inc.	104,000	5,782

		46,069

Energy (10.1%)
Cameron International Corp.*	147,000	6,301
Chevron Corp.	59,000	4,474
EOG Resources, Inc.	47,000	4,368
Exxon Mobil Corp.	115,000	7,703
Halliburton Co.	147,000	4,429
Occidental Petroleum Corp.	91,000	7,693
Petroleo Brasileiro SA SP ADR	141,000	5,582
Williams Cos., Inc. (The)	291,000	6,722

		47,272

Financials (14.9%)
Bank of America Corp.	512,000	9,139
Bank of New York Mellon Corp.	297,000	9,171
BlackRock, Inc.	35,000	7,622
Citigroup, Inc.*	1,698,000	6,877
Goldman Sachs Group, Inc. (The)	25,000	4,266
JPMorgan Chase & Co.	198,000	8,860
MetLife, Inc.	123,000	5,331
Travelers Cos., Inc. (The)	107,000	5,772
Wells Fargo & Co.	234,000	7,282
XL Capital Ltd., Cl A	303,000	5,727

		70,047

Health Care (13.3%)
Abbott Laboratories	127,000	6,690
Amgen, Inc.*	136,000	8,128
Bristol-Myers Squibb Co.	228,000	6,088
Cardinal Health, Inc.	168,000	6,053
Johnson & Johnson	121,000	7,889
Pfizer, Inc.	562,000	9,638
Teva Pharmaceutical Industries Ltd. SP ADR	126,000	7,948
Thermo Fisher Scientific, Inc.*	105,000	5,401
UnitedHealth Group, Inc.	149,000	4,868

		62,703

Industrials (10.8%)
Eaton Corp.	61,000	4,622
Emerson Electric Co.	116,000	5,839
Fluor Corp.	152,000	7,070
Goodrich Corp.	46,000	3,244
Honeywell International, Inc.	156,000	7,062
Joy Global, Inc.	95,000	5,377
L-3 Communications Holdings, Inc.	64,000	5,864
Raytheon Co.	102,000	5,826
United Technologies Corp.	78,000	5,742

		50,646

Information Technology (17.0%)
Accenture PLC, Cl A	94,000	3,943
Altera Corp.	262,000	6,369
Apple, Inc.*	26,000	6,108
BMC Software, Inc.*	162,000	6,156
Cisco Systems, Inc.*	347,000	9,032
Google, Inc., Cl A*	10,200	5,784
Hewlett-Packard Co.	168,000	8,929
Intel Corp.	283,000	6,300
International Business Machines Corp.	53,000	6,797
Microsoft Corp.	368,000	10,771
Symantec Corp.*	289,000	4,890
Western Union Co.	289,000	4,902

		79,981

Materials (5.5%)
Barrick Gold Corp.	287,000	11,004
International Paper Co.	279,000	6,866
Nucor Corp.	87,000	3,948
Praxair, Inc.	48,000	3,984

		25,802

Telecommunication Services (3.0%)
American Tower Corp., Cl A*	96,000	4,091
AT&T, Inc.	261,000	6,744
NII Holdings, Inc.*	84,000	3,499

		14,334

Utilities (2.7%)
Edison International	175,000	5,980
Xcel Energy, Inc.	327,000	6,932

		12,912

Total Common Stocks		450,717

See Notes to Financial Statements.

63

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Large Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (2.5%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	11,939,024	11,939

Total Money Market Fund		11,939

Total Investments (Cost $360,512)(b) — 98.3%		462,656
Other assets in excess of liabilities — 1.7%		7,803

Net Assets — 100.0%		$470,459

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

64

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.5%)
Consumer Discretionary (11.3%)
Amazon.com, Inc.*	71,700	9,732
Bed Bath & Beyond, Inc.*	149,700	6,551
BorgWarner, Inc.*	111,300	4,249
Coach, Inc.	183,700	7,260
GameStop Corp., Cl A*	244,800	5,364
Guess?, Inc.	77,200	3,627
Kohl’s Corp.*	111,100	6,086
Las Vegas Sands Corp.*(a)	155,200	3,282
Scripps Networks Interactive, Inc., Cl A	123,200	5,464
Urban Outfitters, Inc.*	144,100	5,480

		57,095

Consumer Staples (12.0%)
Church & Dwight Co., Inc.	75,200	5,035
Colgate-Palmolive Co.	106,600	9,089
Costco Wholesale Corp.	102,900	6,144
Estee Lauder Cos., Inc. (The), Cl A	95,500	6,195
Hansen Natural Corp.*	131,600	5,709
Philip Morris International, Inc.	292,800	15,272
Wal-Mart Stores, Inc.	241,100	13,405

		60,849

Energy (4.2%)
Anadarko Petroleum Corp.	48,000	3,496
Cameron International Corp.*	166,600	7,141
Halliburton Co.	146,900	4,426
Occidental Petroleum Corp.	70,800	5,985

		21,048

Financials (8.6%)
Bank of America Corp.	439,400	7,843
Capital One Financial Corp.	133,300	5,520
Goldman Sachs Group, Inc. (The)	41,400	7,064
Hartford Financial Services Group, Inc. (The)	175,800	4,996
T. Rowe Price Group, Inc.	122,000	6,702
Visa, Inc., Cl A	127,400	11,597

		43,722

Health Care (14.1%)
Allergan, Inc.	118,700	7,754
Amgen, Inc.*	192,300	11,492
Baxter International, Inc.	159,800	9,300
Becton, Dickinson & Co.	62,500	4,921
Cerner Corp.*	37,800	3,215
Express Scripts, Inc.*	83,500	8,497
Intuitive Surgical, Inc.*	14,500	5,048
Mylan, Inc.*(a)	319,200	7,249
Thermo Fisher Scientific, Inc.*	134,300	6,908
WellPoint, Inc.*	111,400	7,172

		71,556

Industrials (12.9%)
Dover Corp.	133,300	6,232
Emerson Electric Co.	176,700	8,895
Honeywell International, Inc.	214,900	9,729
Illinois Tool Works, Inc.	132,400	6,270
Joy Global, Inc.	55,600	3,147
Parker Hannifin Corp.	126,400	8,183
Robert Half International, Inc.	142,600	4,339
Union Pacific Corp.	104,400	7,652
United Parcel Service, Inc., Cl B	167,500	10,789

		65,236

Information Technology (32.4%)
Adobe Systems, Inc.*	218,800	7,739
Analog Devices, Inc.	126,600	3,649
Apple, Inc.*	114,600	26,923
ASML Holding NV NYS(a)	139,500	4,938
Baidu, Inc. SP ADR*	6,300	3,761
Broadcom Corp., Cl A	120,900	4,012
Cisco Systems, Inc.*	405,500	10,555
EMC Corp.*	447,900	8,080
Google, Inc., Cl A*	33,400	18,938
Intel Corp.	623,300	13,875
International Business Machines Corp.	43,600	5,592
Juniper Networks, Inc.*	233,400	7,161
McAfee, Inc.*	134,200	5,385
Microsoft Corp.	399,500	11,693
NetEase.com, Inc. ADR*	90,000	3,192
Oracle Corp.	586,100	15,057
QUALCOMM, Inc.	180,100	7,562
Salesforce.Com, Inc.*	78,800	5,867

		163,979

Materials (2.7%)
Peabody Energy Corp.	115,000	5,256
Praxair, Inc.	104,400	8,665

		13,921

Transportation (1.3%)
J.B. Hunt Transport Services, Inc.	178,000	6,387

Total Common Stocks		503,793

Short-Term Investment (2.5%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	12,479	12,479

Total Short-Term Investment		12,479

See Notes to Financial Statements.

65

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Large Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (0.4%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	2,117,057	2,117

Total Money Market Fund		2,117

Total Investments (Cost $386,530)(d) — 102.4%		518,389
Liabilities in excess of other assets — (2.4)%		(11,961)

Net Assets — 100.0%		$506,428

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $12,187.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

ADR	— American Depositary Receipt

NYS	— New York Registered Shares

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

66

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Large Cap Quantitative Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.0%)
Consumer Discretionary (12.6%)
Comcast Corp., Cl A	17,795	335
DISH Network Corp., Cl A	9,819	205
Garmin Ltd.	5,857	225
Leggett & Platt, Inc.	10,311	223
Limited Brands, Inc.	10,293	253
Mattel, Inc.	10,151	231
MeadWestvaco Corp.	7,984	204
Pitney Bowes, Inc.	4,504	110
Sears Holdings Corp.*	2,086	226
Signet Jewelers Ltd.*	6,729	218
Target Corp.	2,338	123
Time Warner, Inc.	9,148	286

		2,639

Consumer Staples (11.2%)
ConAgra Foods, Inc.	19,988	501
Del Monte Foods Co.	7,792	114
Estee Lauder Cos., Inc. (The), Cl A	8,621	559
General Mills, Inc.	6,817	483
Herbalife Ltd.	3,872	179
Lorillard, Inc.	3,383	254
Molson Coors Brewing Co., Cl B	5,995	252

		2,342

Energy (11.8%)
Axis Capital Holdings Ltd.	5,763	180
ENSCO International PLC SP ADR	10,984	492
Nabors Industries Ltd.*	18,461	363
Southern Union Co.	21,668	550
Tidewater, Inc.	8,931	422
XTO Energy, Inc.	9,796	462

		2,469

Financials (16.0%)
Allied World Assurance Co. Holdings Ltd.	3,612	162
American Financial Group, Inc.	6,631	189
Arch Capital Group Ltd.*	2,303	176
Assurant, Inc.	5,490	189
Bank of America Corp.	17,941	320
BlackRock, Inc.	602	131
Broadridge Financial Solutions, Inc.	12,999	278
Everest Re Group Ltd.	1,939	157
Hartford Financial Services Group, Inc. (The)	7,749	220
HCC Insurance Holdings, Inc.	6,104	169
JPMorgan Chase & Co.	7,479	335
Loews Corp.	5,320	198
PNC Financial Services Group, Inc.	1,870	112
SLM Corp.*	16,625	208
Transatlantic Holdings, Inc.	2,979	157
Wells Fargo & Co.	4,351	135
XL Capital Ltd., Cl A	10,745	203

		3,339

Health Care (12.6%)
AmerisourceBergen Corp.	3,512	102
Amgen, Inc.*	2,592	155
AstraZeneca PLC SP ADR	1,712	76
Bio-Rad Laboratories, Inc., Cl A*	849	88
Community Health Systems, Inc.*	2,528	93
Endo Pharmaceuticals Holdings, Inc.*	4,036	96
Forest Laboratories, Inc.*	3,396	106
Humana, Inc.*	2,022	95
Johnson & Johnson	5,602	365
McKesson Corp.	1,901	125
Merck & Co., Inc.	8,428	315
Mylan, Inc.*	4,991	113
Novartis AG SP ADR	1,500	81
PerkinElmer, Inc.	4,295	103
Pfizer, Inc.	16,484	283
Sanofi-Aventis SP ADR	2,196	82
UnitedHealth Group, Inc.	4,818	157
Valeant Pharmaceuticals International*	2,427	104
Warner Chilcott PLC, Cl A*	3,242	83

		2,622

Industrials (5.2%)
Eaton Corp.	3,298	250
Manpower, Inc.	3,702	212
R.R. Donnelley & Sons Co.	10,125	216
Ryder System, Inc.	5,170	200
Sealed Air Corp.	9,933	209

		1,087

Information Technology (17.3%)
Amdocs Ltd.*	9,931	299
Apple, Inc.*	1,820	427
Google, Inc., Cl A*	485	275
Harris Corp.	6,561	312
International Business Machines Corp.	2,659	341
Microsoft Corp.	25,519	747
QUALCOMM, Inc.	3,378	142
Seagate Technology*	16,099	294
Tech Data Corp.*	6,763	283
Western Digital Corp.*	4,232	165
Xerox Corp.	33,238	324

		3,609

See Notes to Financial Statements.

67

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Materials (7.2%)
Ashland, Inc.	4,434	234
Celanese Corp., Ser A	5,554	177
Huntsman Corp.	15,283	184
International Flavors & Fragrances, Inc.	4,876	232
International Paper Co.	8,919	219
Lubrizol Corp. (The)	2,624	241
RPM International, Inc.	9,921	212

		1,499

Telecommunication Services (2.3%)
AT&T, Inc.	12,074	312
Verizon Communications, Inc.	5,218	162

		474

Utilities (2.8%)
Atmos Energy Corp.	2,678	77
DTE Energy Co.	2,071	92
Edison International	2,859	98
Energen Corp.	1,651	77
Integrys Energy Group, Inc.	1,919	91
NV Energy, Inc.	6,327	78
ONEOK, Inc.	1,719	78

		591

Total Common Stocks		20,671

Money Market Fund (0.6%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	126,776	127

Total Money Market Fund		127

Total Investments (Cost $19,003)(b) — 99.7%		20,798
Other assets in excess of liabilities — 0.3%		55

Net Assets — 100.0%		$20,853

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

68

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Large Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.4%)
Consumer Discretionary (9.6%)
Best Buy Co., Inc.	497,950	21,183
Harley-Davidson, Inc.	638,250	17,915
International Game Technology	837,500	15,452
Kimberly-Clark Corp.	356,200	22,398
Omnicom Group, Inc.	682,450	26,486
Walt Disney Co. (The)	723,150	25,245

		128,679

Consumer Staples (6.1%)
Kraft Foods, Inc.	812,250	24,562
Lowe’s Cos., Inc.	977,850	23,703
PepsiCo, Inc.	323,450	21,400
Procter & Gamble Co. (The)	203,650	12,885

		82,550

Energy (17.2%)
Apache Corp.	132,600	13,459
Baker Hughes, Inc.	428,200	20,057
Chevron Corp.	521,350	39,534
ConocoPhillips	472,507	24,178
ENSCO International PLC SP ADR	198,350	8,882
Exxon Mobil Corp.	511,700	34,274
Hess Corp.	418,200	26,158
Occidental Petroleum Corp.	334,550	28,283
Talisman Energy, Inc.	1,227,950	20,949
Tidewater, Inc.	169,631	8,019
Valero Energy Corp.	399,150	7,863

		231,656

Financials (23.4%)
Bank of America Corp.	2,536,900	45,284
BB&T Corp.	1,021,251	33,078
Fifth Third Bancorp	800,500	10,879
Franklin Resources, Inc.	195,250	21,653
Goldman Sachs Group, Inc. (The)	114,600	19,554
JPMorgan Chase & Co.	988,566	44,238
Morgan Stanley	566,450	16,591
Northern Trust Corp.	493,150	27,252
Prudential Financial, Inc.	436,300	26,396
Travelers Cos., Inc. (The)	488,650	26,358
Wells Fargo & Co.	1,380,700	42,968

		314,251

Health Care (10.2%)
Abbott Laboratories	461,200	24,296
Becton, Dickinson & Co.	135,100	10,637
Bristol-Myers Squibb Co.	400,350	10,689
C.R. Bard, Inc.	132,550	11,482
Johnson & Johnson	211,200	13,770
Medtronic, Inc.	259,050	11,665
Merck & Co., Inc.	569,300	21,263
Pfizer, Inc.	1,957,150	33,565

		137,367

Industrials (14.1%)
3M Co.	167,000	13,956
Deere & Co.	314,159	18,680
Flowserve Corp.	137,650	15,179
Fluor Corp.	542,450	25,229
General Electric Co.	1,421,550	25,872
Joy Global, Inc.	257,950	14,600
Lockheed Martin Corp.	228,700	19,032
Union Pacific Corp.	260,200	19,073
United Parcel Service, Inc., Cl B	297,086	19,135
United Technologies Corp.	258,100	18,999

		189,755

Information Technology (4.0%)
Harris Corp.	223,317	10,605
Intel Corp.	503,750	11,213
Microsoft Corp.	345,300	10,107
Nokia Corp. SP ADR	727,900	11,312
Texas Instruments, Inc.	406,300	9,942

		53,179

Materials (5.7%)
Air Products & Chemicals, Inc.	291,650	21,568
BHP Billiton Ltd. SP ADR	181,025	14,540
E.I. du Pont de Nemours & Co.	400,900	14,929
Nucor Corp.	309,700	14,054
Vulcan Materials Co.(a)	232,700	10,993

		76,084

Telecommunication Services (2.8%)
AT&T, Inc.	742,450	19,185
Verizon Communications, Inc.	601,118	18,647

		37,832

Utilities (4.3%)
American Water Works Co., Inc.	381,292	8,296
Entergy Corp.	199,350	16,217
FPL Group, Inc.	510,150	24,656
Questar Corp.	185,164	7,999

		57,168

Total Common Stocks		1,308,521

Short-Term Investment (0.1%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	741	741

Total Short-Term Investment		741

See Notes to Financial Statements.

69

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (1.0%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	13,484,349	13,484

Total Money Market Fund		13,484

Total Investments (Cost $1,084,372)(d) — 98.5%		1,322,746
Other assets in excess of liabilities — 1.5%		19,844

Net Assets — 100.0%		$1,342,590

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $718.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

70

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.4%)
Consumer Discretionary (15.3%)
Advance Auto Parts, Inc.	23,710	994
American Eagle Outfitters, Inc.	52,105	965
BorgWarner, Inc.*	22,505	859
CBS Corp., Cl B	75,010	1,046
Coach, Inc.	23,040	910
Darden Restaurants, Inc.	30,135	1,342
DreamWorks Animation SKG, Inc., Cl A*	23,175	913
Guess?, Inc.	24,215	1,138
H&R Block, Inc.	54,945	978
Lennar Corp., Cl A	36,835	634
Limited Brands, Inc.	36,010	886
M.D.C. Holdings, Inc.	18,080	626
Mohawk Industries, Inc.*	18,485	1,005
Scripps Networks Interactive, Inc., Cl A	23,040	1,022
Starwood Hotels & Resorts Worldwide, Inc.	25,985	1,212

		14,530

Consumer Staples (7.4%)
BJ’s Wholesale Club, Inc.*	27,995	1,036
Church & Dwight Co., Inc.	14,600	977
Clorox Co. (The)	18,215	1,168
Dr Pepper Snapple Group, Inc.	24,510	862
Mead Johnson Nutrition Co.	17,950	934
Molson Coors Brewing Co., Cl B	23,680	996
Ralcorp Holdings, Inc.*	15,020	1,018

		6,991

Energy (7.3%)
Alpha Natural Resources, Inc.*	14,465	722
Cameron International Corp.*	20,840	893
Diamond Offshore Drilling, Inc.(a)	8,570	761
EOG Resources, Inc.	9,115	847
Noble Energy, Inc.	9,780	714
Plains Exploration & Production Co.*	29,335	880
Superior Energy Services, Inc.*	53,980	1,135
Williams Cos., Inc. (The)	42,340	978

		6,930

Financials (17.2%)
Ameriprise Financial, Inc.	24,085	1,093
Arch Capital Group Ltd.*	12,860	981
BlackRock, Inc.	4,849	1,056
Discover Financial Services	82,645	1,231
HCP, Inc. REIT	30,000	990
Hudson City Bancorp, Inc.	53,980	764
Lincoln National Corp.	34,690	1,065
M&T Bank Corp.(a)	12,860	1,021
Prosperity Bancshares, Inc.	25,585	1,049
Public Storage REIT	9,910	912
Regions Financial Corp.	158,320	1,243
SVB Financial Group*	19,420	906
Washington Real Estate Investment Trust REIT	32,015	978
Weingarten Realty Investors REIT	46,075	993
Willis Group Holdings PLC	31,075	972
XL Capital Ltd., Cl A	59,590	1,126

		16,380

Health Care (9.4%)
C.R. Bard, Inc.	9,375	812
Cephalon, Inc.*	11,705	793
Coventry Health Care, Inc.*	34,960	864
Gen-Probe, Inc.*	22,100	1,105
Hospira, Inc.*	18,410	1,043
Laboratory Corp. of America Holdings*	13,930	1,055
Life Technologies Corp.*	20,225	1,057
Mylan, Inc.*(a)	54,785	1,244
Waters Corp.*	13,780	931

		8,904

Industrials (12.5%)
Dover Corp.	24,725	1,156
Eaton Corp.	12,290	931
Fluor Corp.	25,180	1,171
Goodrich Corp.	12,860	907
ITT Corp.	20,645	1,107
Joy Global, Inc.	19,290	1,092
L-3 Communications Holdings, Inc.	14,200	1,301
Republic Services, Inc.	31,715	920
Rockwell Automation, Inc.	16,100	907
Roper Industries, Inc.	20,090	1,162
Ryder System, Inc.	31,075	1,205

		11,859

Information Technology (15.5%)
Agilent Technologies, Inc.*	27,725	953
Altera Corp.	47,415	1,153
Amdocs Ltd.*	28,260	851
Analog Devices, Inc.	31,610	911
Autodesk, Inc.*	45,275	1,332
BMC Software, Inc.*	28,530	1,084
Broadcom Corp., Cl A	18,350	609
F5 Networks, Inc.*	13,930	857
Harris Corp.	22,100	1,050
PMC-Sierra, Inc.*	112,380	1,002
Polycom, Inc.*	34,425	1,053
Sybase, Inc.*	26,790	1,249
Symantec Corp.*	51,435	870

See Notes to Financial Statements.

71

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Mid-Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Information Technology—continued

Teradata Corp.*	34,560	998
Western Digital Corp.*	20,335	793

		14,765

Materials (5.6%)
Albemarle Corp.	28,585	1,219
FMC Corp.	19,290	1,168
Newmont Mining Corp.	20,860	1,062
Nucor Corp.	19,902	903
Packaging Corp. of America	41,120	1,012

		5,364

Telecommunication Services (2.1%)
American Tower Corp., Cl A*	19,825	845
NII Holdings, Inc.*	27,860	1,161

		2,006

Utilities (5.1%)
Edison International	28,290	967
MDU Resources Group, Inc.	49,195	1,062
OGE Energy Corp.	28,665	1,116
ONEOK, Inc.	14,450	660
Xcel Energy, Inc.	49,825	1,056

		4,861

Total Common Stocks		92,590

Short-Term Investment (3.2%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	3,017	3,017

Total Short-Term Investment		3,017

Money Market Fund (2.7%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	2,597,134	2,597

Total Money Market Fund		2,597

Total Investments (Cost $80,242)(d) — 103.3%		98,204
Liabilities in excess of other assets — (3.3)%		(3,128)

Net Assets — 100.0%		$95,076

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $2,974.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

72

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Mid-Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (94.9%)
Consumer Discretionary (10.3%)
Best Buy Co., Inc.	269,300	11,456
Callaway Golf Co.	445,900	3,933
H&R Block, Inc.	513,000	9,131
Harley-Davidson, Inc.	647,900	18,187
Hillenbrand, Inc.	461,600	10,151
International Game Technology	1,056,500	19,492
Omnicom Group, Inc.	387,200	15,027

		87,377

Consumer Staples (2.1%)
Sara Lee Corp.	676,800	9,428
SUPERVALU, Inc.	487,300	8,128

		17,556

Energy (13.7%)
Arch Coal, Inc.	401,900	9,183
Baker Hughes, Inc.	231,100	10,825
ENSCO International PLC SP ADR	249,400	11,168
Hess Corp.	191,000	11,947
Murphy Oil Corp.	163,800	9,204
Noble Energy, Inc.	85,200	6,219
Talisman Energy, Inc.	731,000	12,471
Tidewater, Inc.	258,700	12,229
Valero Energy Corp.	1,177,300	23,193
Williams Cos., Inc. (The)	424,200	9,799

		116,238

Financials (25.7%)
ACE Ltd.	264,300	13,823
Ameriprise Financial, Inc.	189,600	8,600
Astoria Financial Corp.	1,113,900	16,152
Comerica, Inc.	226,400	8,612
Discover Financial Services	976,400	14,548
Fifth Third Bancorp	430,050	5,844
Hanover Insurance Group, Inc. (The)	295,500	12,887
Hartford Financial Services Group, Inc. (The)	649,700	18,465
HCC Insurance Holdings, Inc.	276,900	7,643
Invesco Ltd.	843,000	18,470
Lazard Ltd., Cl A	251,900	8,993
Marshall & Ilsley Corp.	858,900	6,914
MB Financial, Inc.	849,100	19,130
Northern Trust Corp.	289,500	15,998
People’s United Financial, Inc.	589,200	9,215
Primerica, Inc.	32,607	489
Principal Financial Group, Inc.	305,100	8,912
Regions Financial Corp.	1,025,100	8,047
Unum Group	284,900	7,057
XL Capital Ltd., Cl A	382,600	7,231

		217,030

Health Care (1.9%)
CIGNA Corp.	260,000	9,511
Cooper Cos., Inc. (The)	177,900	6,917

		16,428

Industrials (15.6%)
Brink’s Co. (The)	313,800	8,859
Con-way, Inc.	230,400	8,092
Flowserve Corp.	143,300	15,802
Fluor Corp.	366,900	17,064
Harsco Corp.	290,000	9,263
Ingersoll-Rand PLC	260,400	9,080
ITT Corp.	215,500	11,553
Joy Global, Inc.	148,400	8,399
Manitowoc Co., Inc. (The)	585,400	7,610
Republic Services, Inc.	293,700	8,523
SPX Corp.	284,900	18,895
Towers Watson & Co., Cl A	191,500	9,096

		132,236

Information Technology (5.6%)
Black Box Corp.	288,400	8,871
Harris Corp.	120,300	5,713
Intersil Corp., Cl A	584,100	8,621
Paychex, Inc.	275,000	8,443
Xerox Corp.	1,587,900	15,482

		47,130

Materials (9.7%)
Air Products & Chemicals, Inc.	178,900	13,230
Ashland, Inc.	158,800	8,380
Ecolab, Inc.	216,600	9,520
FMC Corp.	130,600	7,906
International Paper Co.	458,000	11,271
PPG Industries, Inc.	136,400	8,920
Scotts Miracle-Gro Co. (The), Cl A	185,200	8,584
Southern Copper Corp.	193,500	6,128
Vulcan Materials Co.	168,600	7,965

		81,904

Utilities (10.3%)
American Water Works Co., Inc.	827,300	18,002
Entergy Corp.	161,400	13,130
FPL Group, Inc.	360,700	17,433
PPL Corp.	293,500	8,133
Progress Energy, Inc.	325,800	12,823
Questar Corp.	198,500	8,575

See Notes to Financial Statements.

73

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Utilities—continued

Sempra Energy	180,800	9,022

		87,118

Total Common Stocks		803,017

Money Market Fund (4.9%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	41,072,107	41,072

Total Money Market Fund		41,072

Total Investments (Cost $733,818)(b) — 99.8%		844,089
Other assets in excess of liabilities — 0.2%		1,688

Net Assets — 100.0%		$845,777

(a)	Affiliated investment.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

74

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Real Estate 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (110.8%)
Common Stocks (99.4%)
Diversified (11.8%)
Colonial Properties Trust REIT	22,500	290
DuPont Fabros Technology, Inc.	3,200	69
PS Business Parks, Inc. REIT	3,200	171
Vornado Realty Trust REIT(a)	8,502	644
Washington Real Estate Investment Trust REIT	7,600	232
Winthrop Realty Trust REIT	17,700	213

		1,619

Health Care (12.3%)
Cogdell Spencer, Inc. REIT	12,500	93
HCP, Inc. REIT(a)	14,500	479
Health Care REIT, Inc.(a)	6,000	271
Nationwide Health Properties, Inc. REIT(a)	5,800	204
OMEGA Healthcare Investors, Inc. REIT(a)	9,300	181
Senior Housing Properties Trust REIT	8,400	186
Universal Health Realty Income Trust REIT	2,700	95
Ventas, Inc. REIT(a)	3,600	171

		1,680

Hotels & Leisure Properties (4.8%)
Entertainment Properties Trust REIT(a)	4,700	193
Hersha Hospitality Trust REIT	20,500	106
Hospitality Properties Trust REIT	5,200	125
Host Hotels & Resorts, Inc. REIT(a)	12,701	186
Strategic Hotels & Resorts, Inc. REIT*(a)	11,200	48

		658

Industrials (13.2%)
AMB Property Corp. REIT(a)	24,900	678
EastGroup Properties, Inc. REIT(a)	600	23
ProLogis REIT(a)	20,300	268
Public Storage REIT(a)	6,100	561
Sovran Self Storage, Inc. REIT	6,600	230
U-Store-It Trust REIT	5,300	38

		1,798

Land & Forest Products (5.5%)
Plum Creek Timber Co., Inc. REIT(a)	8,300	323
Potlatch Corp. REIT	7,600	266
Rayonier, Inc. REIT	3,500	159

		748

Mortgage (0.6%)
Chimera Investment Corp. REIT	7,300	28
RAIT Financial Trust REIT*	13,400	27
Redwood Trust, Inc. REIT	2,000	31

		86

Office (15.5%)
Alexandria Real Estate Equities, Inc. REIT(a)	1,900	128
BioMed Realty Trust, Inc. REIT(a)	4,900	81
Boston Properties, Inc. REIT(a)	7,300	551
Brandywine Realty Trust REIT	8,000	98
Corporate Office Properties Trust REIT(a)	1,900	76
Digital Realty Trust, Inc. REIT(a)	4,000	217
Douglas Emmett, Inc. REIT	30,600	470
Duke Realty Corp. REIT	3,600	45
Kilroy Realty Corp. REIT	5,400	166
Lexington Realty Trust REIT	4,600	30
Mack-Cali Realty Corp. REIT	4,200	148
Maguire Properties, Inc. REIT	13,200	41
Parkway Properties, Inc. REIT(a)	3,500	66

		2,117

Real Estate Services (1.1%)
Getty Realty Corp. REIT(a)	6,700	157

Residential (12.8%)
American Campus Communities, Inc. REIT	5,800	160
Apartment Investment & Management Co., Cl A REIT	3,300	61
AvalonBay Communities, Inc. REIT(a)	3,700	320
BRE Properties, Inc. REIT	3,200	114
Equity Lifestyle Properties, Inc. REIT	5,700	307
Equity Residential REIT(a)	13,700	536
Essex Property Trust, Inc. REIT	1,300	117
UDR, Inc. REIT(a)	7,200	127

		1,742

Retail (21.8%)
CBL & Associates Properties, Inc. REIT	8,900	122
Developers Diversified Realty Corp. REIT	23,100	281
Federal Realty Investment Trust REIT	400	29
Inland Real Estate Corp.	16,800	154
Kimco Realty Corp. REIT	8,600	134
Macerich Co. (The) REIT(a)	7,442	285
National Retail Properties, Inc. REIT	6,400	146
Realty Income Corp. REIT	5,800	178
Regency Centers Corp. REIT(a)	5,100	191
Simon Property Group, Inc. REIT(a)	11,904	999
Taubman Centers, Inc. REIT	3,900	156
Urstadt Biddle Properties, Cl A REIT(a)	1,700	27
Weingarten Realty Investors REIT	12,500	269

		2,971

Total Common Stocks		13,576

See Notes to Financial Statements.

75

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Real Estate 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investment (11.4%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.030%, 04/01/10(b)	1,550	1,550

Total Short-Term Investment		1,550

Total Investments — 110.8%
Total Long Positions (Cost $12,850)(c)		15,126

Liabilities in excess of other assets — (9.6)%		(1,305)
Short Positions (see summary below) — (1.2)%		(170)

Net Assets — 100.0%		$13,651

Short Positions ((1.2)%)
Common Stocks Sold Short ((1.2)%)
Diversified ((0.1)%)
FBR Capital Markets Corp.*	(3,700)	(17)

Homebuilders ((0.4)%)
Cavco Industries, Inc.*	(1,500)	(51)

Hotels & Leisure Properties ((0.4)%)
DiamondRock Hospitality Co. REIT	(3,400)	(34)
Sunstone Hotel Investors, Inc. REIT*	(2,300)	(26)

		(60)

Mortgage ((0.3)%)
Walter Investment Management Corp.	(2,600)	(42)

Total Investment Securities Sold Short (Proceeds $175)		(170)

*	Non-income producing security.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

76

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Select Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.1%)
Consumer Discretionary (7.0%)
Coach, Inc.	95,070	3,757
Kohl’s Corp.*	44,290	2,426
Priceline.com, Inc.*	12,090	3,083

		9,266

Consumer Staples (8.8%)
Colgate-Palmolive Co.	39,370	3,357
Costco Wholesale Corp.	60,465	3,610
Philip Morris International, Inc.	90,365	4,714

		11,681

Energy (6.7%)
Cameron International Corp.*	59,470	2,549
Halliburton Co.	111,445	3,358
Occidental Petroleum Corp.	36,480	3,084

		8,991

Financials (12.1%)
American Express Co.	88,930	3,669
Bank of America Corp.	119,110	2,126
Goldman Sachs Group, Inc. (The)	15,350	2,619
T. Rowe Price Group, Inc.	57,550	3,161
Visa, Inc., Cl A	49,635	4,519

		16,094

Health Care (12.5%)
Amgen, Inc.*	50,860	3,039
Baxter International, Inc.	64,050	3,728
Express Scripts, Inc.*	41,055	4,178
Thermo Fisher Scientific, Inc.*	47,770	2,457
WellPoint, Inc.*	50,160	3,229

		16,631

Industrials (11.7%)
Emerson Electric Co.	50,295	2,532
Fluor Corp.	35,050	1,630
Illinois Tool Works, Inc.	60,285	2,855
Parker Hannifin Corp.	44,855	2,904
United Parcel Service, Inc., Cl B	38,360	2,471
United Technologies Corp.	44,435	3,271

		15,663

Information Technology (31.9%)
Adobe Systems, Inc.*	72,410	2,561
Analog Devices, Inc.	120,930	3,485
Apple, Inc.*	26,615	6,253
Cisco Systems, Inc.*	208,820	5,436
EMC Corp.*	211,345	3,813
Google, Inc., Cl A*	9,845	5,582
Hewlett-Packard Co.	89,765	4,771
Juniper Networks, Inc.*	92,280	2,831
Oracle Corp.	155,880	4,005
QUALCOMM, Inc.	53,750	2,257
Western Digital Corp.*	40,715	1,587

		42,581

Materials (3.7%)
Ecolab, Inc.	40,360	1,774
Praxair, Inc.	37,510	3,113

		4,887

Telecommunications Services (2.7%)
American Tower Corp., Cl A*	85,760	3,654

Total Common Stocks		129,448

Money Market Fund (2.8%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	3,765,901	3,766

Total Money Market Fund		3,766

Total Investments (Cost $102,970)(b) — 99.9%		133,214
Other assets in excess of liabilities — 0.1%		170

Net Assets — 100.0%		$133,384

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

77

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.5%)
Consumer Discretionary (17.9%)
Aaron’s, Inc.(a)	69,170	2,306
Asbury Automotive Group, Inc.*	140,180	1,864
Bally Technologies, Inc.*	23,740	962
Buffalo Wild Wings, Inc.*(a)	21,550	1,037
Burger King Holdings, Inc.	94,790	2,015
Chico’s FAS, Inc.	152,080	2,193
Citi Trends, Inc.*	70,250	2,279
Deckers Outdoor Co.*	25,640	3,538
Dress Barn, Inc. (The)*	121,775	3,186
DSW, Inc., Cl A*(a)	61,420	1,568
Fossil, Inc.*	79,030	2,983
Fuel Systems Solutions, Inc.*(a)	14,660	469
Gentex Corp.	131,390	2,552
Group 1 Automotive, Inc.*	57,060	1,818
hhgregg, Inc.*	53,420	1,348
J. Crew Group, Inc.*	40,340	1,852
Jo-Ann Stores, Inc.*	50,480	2,119
Kirkland’s, Inc.	71,750	1,507
Lumber Liquidators Holdings, Inc.*(a)	72,500	1,934
NutriSystem, Inc.(a)	56,600	1,008
P.F. Chang’s China Bistro, Inc.*(a)	58,130	2,565
Papa John’s International, Inc.*	73,640	1,893
Phillips-Van Heusen Corp.	34,090	1,955
Rue21, Inc.*	35,050	1,215
Steven Madden Ltd.*	82,880	4,045
Tempur-Pedic International, Inc.*	133,030	4,012
Tenneco, Inc.*	128,180	3,031
Tetra Tech, Inc.*	128,330	2,957
True Religion Apparel, Inc.*	55,380	1,681
TrueBlue, Inc.*	60,086	931
Tupperware Brands Corp.	30,010	1,447
Warnaco Group, Inc. (The)*	72,660	3,467

		67,737

Consumer Staples (1.9%)
American Italian Pasta Co., Cl A*	56,560	2,199
Collective Brands, Inc.*	115,330	2,623
J & J Snack Foods Corp.	55,150	2,397

		7,219

Energy (4.8%)
Berry Petroleum Co., Cl A	84,450	2,378
Brigham Exploration Co.*	189,490	3,022
CARBO Ceramics, Inc.	48,310	3,012
Clean Energy Fuels Corp.(a)	143,200	3,262
Dril-Quip, Inc.*	57,830	3,518
McMoRan Exploration Co.*(a)	119,510	1,749
Overseas Shipholding Group, Inc.	33,490	1,314

		18,255

Financials (9.3%)
Cash America International, Inc.	42,900	1,694
E*TRADE Financial Corp.*	1,320,060	2,178
EZCORP, Inc., Cl A*	124,650	2,568
F.N.B. Corp.	349,240	2,832
First Midwest Bancorp, Inc.	208,260	2,822
MF Global Holdings Ltd.*	235,780	1,903
Pinnacle Financial Partners, Inc.*(a)	156,260	2,361
Portfolio Recovery Associates, Inc.*(a)	73,240	4,019
Primerica, Inc.	14,458	217
Radian Group, Inc.(a)	156,780	2,452
Raymond James Financial, Inc.	133,720	3,575
Stifel Financial Corp.*	53,940	2,899
SWS Group, Inc.	119,100	1,373
TNS, Inc.*	59,640	1,330
Webster Financial Corp.	173,170	3,029

		35,252

Health Care (21.9%)
Acorda Therapeutics, Inc.*	27,340	935
Alkermes, Inc.*	163,405	2,119
Allos Therapeutics, Inc.*(a)	221,940	1,649
American Medical Systems Holdings, Inc.*	182,760	3,396
athenahealth, Inc.*(a)	69,580	2,544
Auxilium Pharmaceuticals, Inc.*(a)	77,580	2,417
Bio-Reference Laboratories, Inc.*	57,700	2,537
BioScrip, Inc.	184,960	1,476
Catalyst Health Solutions, Inc.*	102,600	4,246
Computer Programs & Systems, Inc.	23,600	922
Cubist Pharmaceuticals, Inc.*	106,550	2,402
Cypress Bioscience, Inc.	281,440	1,379
Dendreon Corp.*	51,240	1,869
Emdeon, Inc., Cl A	74,825	1,236
Enzon Pharmaceuticals, Inc.(a)	219,800	2,238
Genoptix, Inc.*	74,665	2,650
HealthSouth Corp.*	188,760	3,530
Human Genome Sciences, Inc.*	83,170	2,512
ICU Medical, Inc.*	47,420	1,634
InterMune, Inc.*(a)	121,850	5,431
MEDNAX, Inc.*	27,930	1,625
Merit Medical Systems, Inc.*	105,130	1,603
Momenta Pharmaceuticals, Inc.*	122,270	1,830
Neogen Corp.*	90,570	2,273
Nu Skin Enterprises, Inc., Cl A	94,200	2,741
NuVasive, Inc.*(a)	90,760	4,102
Onyx Pharmaceuticals, Inc.*	34,790	1,053
PAREXEL International Corp.*	150,015	3,497
PSS World Medical, Inc.*	39,430	927
Questcor Pharmaceuticals, Inc.*	323,710	2,664

See Notes to Financial Statements.

78

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Salix Pharmaceuticals Ltd.*	133,070	4,957
Savient Pharmaceuticals, Inc.*	113,765	1,644
Sirona Dental Systems, Inc.*	55,630	2,116
SonoSite, Inc.*	66,790	2,145
West Pharmaceutical Services, Inc.	65,900	2,764

		83,063

Industrials (15.7%)
AAR Corp.*	108,580	2,695
Actuant Corp.	277,230	5,420
Albany International Corp.	87,340	1,880
Applied Industrial Technologies, Inc.	76,870	1,910
Barnes Group, Inc.	173,690	3,380
Cenveo, Inc.*	211,100	1,828
CIRCOR International, Inc.	113,170	3,758
EnPro Industries, Inc.*	108,830	3,165
Forward Air Corp.	148,730	3,912
Hexcel Corp.*	320,010	4,621
Hub Group, Inc., Cl A*	129,750	3,630
II-VI, Inc.*	61,160	2,070
InnerWorkings, Inc.*(a)	324,735	1,689
Kansas City Southern*	82,510	2,984
Kelly Services, Inc., Cl A*	151,560	2,525
Mueller Water Products, Inc., Cl A	406,690	1,944
Orion Marine Group, Inc.*	46,840	846
Robbins & Myers, Inc.	93,080	2,217
Taleo Corp., Cl A*	92,010	2,384
Timken Co. (The)	104,340	3,131
UAL Corp.*(a)	91,680	1,792
World Fuel Services Corp.	65,790	1,753

		59,534

Information Technology (23.4%)
ArcSight, Inc.*	53,910	1,518
Ariba, Inc.*	307,490	3,951
AsiaInfo Holdings, Inc.*	98,325	2,604
Atheros Communications*	124,080	4,803
Belden, Inc.	136,750	3,755
Bottomline Technologies, Inc.*	103,970	1,750
Concur Technologies, Inc.*	85,670	3,513
Constant Contact, Inc.*(a)	87,400	2,029
CyberSource Corp.*	255,310	4,504
Cymer, Inc.*	45,740	1,706
Dionex Corp.*	45,120	3,374
Double-Take Software, Inc.*	265,830	2,369
Informatica Corp.*	220,930	5,934
JDA Software Group, Inc.*	65,090	1,811
ManTech International Corp., Cl A*	62,725	3,063
MICROS Systems, Inc.*	69,610	2,289
MKS Instruments, Inc.*	119,550	2,342
NCI, Inc., Cl A*	41,330	1,249
Netlogic Microsystems, Inc.*(a)	133,710	3,935
NetSuite, Inc.*	158,520	2,305
NIC, Inc.(a)	160,900	1,266
Novellus Systems, Inc.*	106,230	2,656
PMC-Sierra, Inc.*	118,710	1,059
Quality Systems, Inc.(a)	22,920	1,408
RightNow Technologies, Inc.*	163,600	2,922
Skyworks Solutions, Inc.*	360,720	5,627
SMART Modular Technologies (WWH), Inc.*	238,590	1,839
SuccessFactors, Inc.*	94,230	1,794
Sykes Enterprises, Inc.*	117,760	2,690
Tech Data Corp.*	41,270	1,729
VistaPrint NV*	64,940	3,718
Websense, Inc.*	143,640	3,271

		88,783

Materials (2.8%)
Brush Engineered Materials, Inc.*	69,030	1,558
Carpenter Technology Corp.	48,000	1,757
PolyOne Corp.*	202,610	2,075
Schweitzer-Manduit International, Inc.	20,210	961
Temple-Inland, Inc.	121,480	2,482
Titan Machinery, Inc.*	129,670	1,775

		10,608

Telecommunication Services (1.8%)
Plantronics, Inc.	113,260	3,543
Riverbed Technology, Inc.*	120,120	3,411

		6,954

Total Common Stocks		377,405

Warrant (0.0%)
Health Care (0.0%)
Drugmax, Inc.(b)	1,301,500	—

Total Warrant		—

Short-Term Investment (10.7%)
RidgeWorth Funds Securities Lending Joint Account(c)(d)	40,479	40,479

Total Short-Term Investment		40,479

See Notes to Financial Statements.

79

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (0.5%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	1,912,176	1,912

Total Money Market Fund		1,912

Total Investments (Cost $322,551)(e) — 110.7%		419,796
Liabilities in excess of other assets — (10.7)%		(40,505)

Net Assets — 100.0%		$379,291

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $39,619.

(b)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2010 are identified below (in thousands):

					Percentage of
Issue	Acquisition	Cost		Value	Net Assets
Description	Date	($)	Shares	($)	(%)

Drugmax, Inc. Warrants	09/27/05	163	1,302	—	—

(c)	Affiliated investment.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

80

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Small Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.8%)
Consumer Discretionary (19.3%)
ABM Industries, Inc.	272,738	5,782
Arbitron, Inc.(a)	249,800	6,660
bebe Stores, Inc.	463,834	4,128
Buckle, Inc., (The)(a)	118,400	4,352
CKE Restaurants, Inc.	865,035	9,576
Columbia Sportswear Co.	65,900	3,462
Cracker Barrel Old Country Store, Inc.	90,300	4,188
Guess?, Inc.	226,104	10,622
Hillenbrand, Inc.	230,400	5,066
Interface, Inc., Cl A	1,999,821	23,158
Jones Apparel Group, Inc.	419,400	7,977
NutriSystem, Inc.(a)	324,700	5,783
PRIMEDIA, Inc.	378,014	1,300
Ritchie Bros. Auctioneers, Inc.(a)	159,144	3,425
Scholastic Corp.	332,600	9,313
Tractor Supply Co.	166,100	9,642
Washington Post Co. (The), Cl B	3,645	1,619
Wolverine World Wide, Inc.	302,800	8,830

		124,883

Consumer Staples (3.3%)
Inter Parfums, Inc.	208,700	3,093
PriceSmart, Inc.	141,900	3,299
Regis Corp.	192,000	3,587
Spartan Stores, Inc.	245,100	3,534
WD-40 Co.	227,400	7,466

		20,979

Energy (6.1%)
CARBO Ceramics, Inc.	75,300	4,694
Core Laboratories NV	66,200	8,659
Holly Corp.	157,800	4,404
Ormat Technologies, Inc.(a)	218,200	6,140
Southern Union Co.	179,700	4,559
St. Mary Land & Exploration Co.	44,500	1,549
Tidewater, Inc.	57,000	2,695
UGI Corp.	255,200	6,773

		39,473

Financials (20.0%)
Artio Global Investors, Inc.	327,905	8,113
Banco Latinoamericano de Exportaciones SA, Ser E	163,100	2,342
Bank of Hawaii Corp.	98,300	4,419
Cash America International, Inc.	371,000	14,647
Cullen/Frost Bankers, Inc.	183,800	10,256
Evercore Partners, Inc., Cl A	206,400	6,192
Glacier Bancorp, Inc.	274,806	4,185
Hanover Insurance Group, Inc. (The)	266,300	11,613
HCC Insurance Holdings, Inc.	652,350	18,005
Marshall & Ilsley Corp.	774,700	6,236
National Retail Properties, Inc. REIT	286,700	6,546
Raymond James Financial, Inc.	222,411	5,947
Realty Income Corp. REIT(a)	229,200	7,034
UMB Financial Corp.	216,300	8,782
Washington Real Estate Investment Trust REIT	205,900	6,290
Wesco Financial Corp.	16,173	6,235
Zions Bancorp(a)	121,600	2,653

		129,495

Health Care (6.8%)
Aceto Corp.	245,000	1,480
Computer Programs & Systems, Inc.	67,600	2,642
Cooper Cos., Inc. (The)	472,096	18,355
Ensign Group, Inc.	170,400	2,953
STERIS Corp.	229,657	7,730
Techne Corp.	63,300	4,032
Teleflex, Inc.	98,800	6,330
Young Innovations, Inc.	12,200	343

		43,865

Industrials (27.7%)
A.O. Smith Corp.	338,800	17,811
Badger Meter, Inc.	170,800	6,578
Brink’s Co. (The)	310,600	8,768
CAE, Inc.	179,900	1,758
Comfort Systems USA, Inc.	142,800	1,784
Cubic Corp.	89,600	3,226
Curtiss-Wright Corp.	165,000	5,742
Grupo Aeroportuario del Pacifico SA de CV ADR	520,476	19,268
Harsco Corp.	237,900	7,599
HEICO Corp., Cl A	42,700	1,692
Herman Miller, Inc.	311,100	5,618
IESI-BFC Ltd.(a)	1,093,100	18,747
John Beam Technologies Corp.	411,600	7,219
KBR, Inc.	263,800	5,846
KMG Chemicals, Inc.	66,500	1,169
LSI Industries, Inc.	121,900	831
Multi-Color Corp.	172,875	2,071
Pall Corp.	120,900	4,895
Snap-on, Inc.	175,700	7,615
SPX Corp.	104,900	6,957
Tennant Co.	107,700	2,950
Titan International, Inc.(a)	445,400	3,888
Tomkins PLC SP ADR(a)	266,103	3,789

See Notes to Financial Statements.

81

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

Towers Watson & Co., Cl A	255,200	12,122
UTI Worldwide, Inc.	274,400	4,204
Valmont Industries, Inc.	118,800	9,840
Wabtec Corp.	174,700	7,358

		179,345

Information Technology (3.0%)
Black Box Corp.	182,300	5,608
Cohu, Inc.	225,853	3,110
Intersil Corp., Cl A	721,140	10,644

		19,362

Materials (3.9%)
Bemis Co., Inc.	149,686	4,299
NewMarket Corp.	18,800	1,936
Olin Corp.	463,500	9,094
Sensient Technologies Corp.	181,165	5,264
Valspar Corp. (The)	163,900	4,832

		25,425

Telecommunication Services (1.6%)
NTELOS Holdings Corp.	235,464	4,189
Plantronics, Inc.	202,700	6,340

		10,529

Utilities (5.1%)
Aqua America, Inc.(a)	357,700	6,285
Avista Corp.	209,400	4,337
California Water Service Group	157,600	5,927
ITC Holdings Corp.	132,600	7,293
NorthWestern Corp.	176,300	4,727
Unisource Energy Corp.	146,800	4,615

		33,184

Total Common Stocks		626,540

Short-Term Investment (6.6%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	42,856	42,856

Total Short-Term Investment		42,856

Money Market Fund (3.4%)
RidgeWorth Institutional Cash Management Money Market Fund(b)	22,274,367	22,274

Total Money Market Fund		22,274

Total Investments (Cost $607,734)(d) — 106.8%		691,670
Liabilities in excess of other assets — (6.8)%		(43,753)

Net Assets — 100.0%		$647,917

(a)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $41,477.

(b)	Affiliated investment.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

ADR	— American Depositary Receipt

REIT	— Real Estate Investment Trust

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

82

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (149.1%)
Common Stocks (126.2%)
Consumer Discretionary (13.4%)
American Greetings Corp., Cl A	1,100	23
Big Lots, Inc.*(a)	500	18
Bob Evans Farms, Inc.(a)	600	19
Chipotle Mexican Grill, Inc., Cl A*	600	68
Coach, Inc.(a)	1,600	63
Cooper Tire & Rubber Co.	1,300	25
Corinthian Colleges, Inc.*	1,100	19
DeVry, Inc.	600	39
DIRECTV Group, Inc. (The), Cl A*(a)	3,400	115
Expedia, Inc.	700	18
Ford Motor Co.*(a)	7,000	88
Gannett Co., Inc.	1,500	25
Home Depot, Inc. (The)	2,000	65
ITT Educational Services, Inc.*	200	23
Kimberly-Clark Corp.(a)	300	19
Kohl’s Corp.*	500	27
LaCrosse Footwear, Inc.(a)	600	9
Leggett & Platt, Inc.(a)	2,400	52
MAXIMUS, Inc.	1,700	104
McDonald’s Corp.(a)	900	60
McGraw-Hill Cos., Inc. (The)	700	25
Netflix, Inc.*	300	22
News Corp., Cl A	1,600	23
NIKE, Inc., Cl B	400	29
Nordstrom, Inc.	500	20
NutriSystem, Inc.(a)	2,900	52
P.F. Chang’s China Bistro, Inc.*	500	22
Papa John’s International, Inc.*	600	15
PetSmart, Inc.	500	16
Rue21, Inc.*	800	28
Scholastic Corp.	2,700	76
Sherwin-Williams Co. (The)(a)	800	54
Stage Stores, Inc.	1,200	18
Sturm, Ruger & Co., Inc.(a)	5,200	62
Time Warner, Inc.	2,600	81
UniFirst Corp.	1,700	88
Walt Disney Co. (The)(a)	2,100	73
Whirlpool Corp.	1,000	87

		1,670

Consumer Staples (10.7%)
Archer-Daniels-Midland Co.	1,700	49
Brown-Forman Corp., Cl B(a)	1,600	95
Clorox Co. (The)	400	26
Coca-Cola Enterprises, Inc.	1,100	30
Colgate-Palmolive Co.(a)	700	60
ConAgra Foods, Inc.	1,000	25
Estee Lauder Cos., Inc. (The), Cl A	900	58
H.J. Heinz Co.	500	23
Hansen Natural Corp.*	500	22
Hormel Foods Corp.(a)	3,000	126
Lorillard, Inc.	900	68
Lowe’s Cos., Inc.(a)	1,600	39
PepsiCo, Inc.(a)	800	53
Philip Morris International, Inc.(a)	700	36
Procter & Gamble Co. (The)(a)	3,600	228
Safeway, Inc.(a)	3,500	87
Tiffany & Co.	500	24
TJX Cos., Inc. (The)	1,000	42
Wal-Mart Stores, Inc.(a)	3,900	217
Whole Foods Market, Inc.*	700	25

		1,333

Energy (9.1%)
Anadarko Petroleum Corp.(a)	300	22
Apache Corp.	300	30
Axis Capital Holdings Ltd.	500	16
Baker Hughes, Inc.	600	28
Bill Barrett Corp.*	900	28
Cabot Oil & Gas Corp., Cl A	500	18
Chesapeake Energy Corp.	500	12
Chevron Corp.(a)	2,200	167
ConocoPhillips(a)	1,500	77
CONSOL Energy, Inc.	500	21
El Paso Corp.	1,400	15
ENSCO International PLC SP ADR	600	27
EOG Resources, Inc.(a)	300	28
Exxon Mobil Corp.(a)	5,700	382
Helmerich & Payne, Inc.	600	23
Hess Corp.	300	19
Marathon Oil Corp.(a)	600	19
Occidental Petroleum Corp.(a)	1,100	93
Schlumberger Ltd.(a)	700	44
Williams Cos., Inc. (The)	1,100	25
XTO Energy, Inc.(a)	1,000	47

		1,141

Financials (13.3%)
American Equity Investment Life Holding Co.(a)	5,800	62
American Express Co.	600	25
American International Group, Inc.*	800	27
American Physicians Capital, Inc.(a)	900	29
AmTrust Financial Services, Inc.(a)	1,100	15
Bank of America Corp.(a)	6,000	107
BlackRock Kelso Capital Corp.(a)	8,100	81
Citigroup, Inc.*(a)	12,200	49
CNA Surety Corp.*(a)	3,200	57
Encore Capital Group, Inc.*	1,400	23
ESSA Bancorp, Inc.(a)	3,800	48
Euronet Worldwide, Inc.*	2,000	37

See Notes to Financial Statements.

83

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Financials—continued

Everest Re Group Ltd.	300	24
First Financial Corp.(a)	800	23
First of Long Island Corp. (The)	500	12
Goldman Sachs Group, Inc. (The)(a)	1,300	222
Heartland Financial USA, Inc.(a)	1,200	19
JPMorgan Chase & Co.	4,600	206
Lakeland Financial Corp.(a)	1,200	23
National Bancshares, Inc.(a)	800	22
Nelnet, Inc., Cl A	1,400	26
Oriental Financial Group, Inc.(a)	4,600	62
PennantPark Investment Corp.	1,700	18
Piper Jaffray & Cos., Inc.*	600	24
QC Holdings, Inc.(a)	3,900	20
Shore Bancshares, Inc.(a)	672	10
SLM Corp.*	2,300	29
Southside Bancshares, Inc.	2,100	45
Tower Group, Inc.	1,000	22
Travelers Cos., Inc. (The)(a)	1,200	65
U.S. Bancorp	2,900	75
Unum Group	1,100	27
Wells Fargo & Co.(a)	3,900	121

		1,655

Health Care (21.6%)
Abbott Laboratories	2,200	116
Advisory Board Co. (The)*	700	22
Amgen, Inc.*(a)	1,600	96
Baxter International, Inc.(a)	1,200	70
Beckman Coulter, Inc.	300	19
Biogen Idec, Inc.*(a)	4,900	281
Bristol-Myers Squibb Co.	2,000	53
Cardinal Health, Inc.	1,300	47
CareFusion Corp.*	900	24
Celgene Corp.*	1,600	99
Cephalon, Inc.*	900	61
Cubist Pharmaceuticals, Inc.*(a)	1,800	40
Cyberonics, Inc.*	2,100	40
Eli Lilly & Co.(a)	5,000	181
Emergent Biosolutions, Inc.*(a)	4,700	79
Forest Laboratories, Inc.*	800	25
Genzyme Corp.*	2,200	114
Gilead Sciences, Inc.*(a)	2,200	100
Health Net, Inc.*	2,000	50
Hill-Rom Holdings, Inc.∧	2,800	76
Hospira, Inc.*	500	28
Humana, Inc.*(a)	3,000	140
Johnson & Johnson(a)	3,300	215
Kensey Nash Corp.*(a)	600	14
Kindred Healthcare, Inc.*	4,800	87
Martek Biosciences Corp.*(a)	4,100	92
Maxygen, Inc.*(a)	7,700	51
Medtronic, Inc.(a)	2,000	90
Merck & Co., Inc.	700	26
NPS Pharmaceuticals, Inc.*	4,900	25
Pfizer, Inc.(a)	9,286	159
Stryker Corp.	400	23
UnitedHealth Group, Inc.(a)	2,100	69
Zimmer Holdings, Inc.*(a)	1,500	89

		2,701

Industrials (15.2%)
3M Co.(a)	1,100	92
AAON, Inc.(a)	1,800	41
Apogee Enterprises, Inc.	1,800	29
ATC Technology Corp.*(a)	900	15
AZZ, Inc.	600	20
Brady Corp., Cl A(a)	300	9
Caterpillar, Inc.(a)	400	25
CIRCOR International, Inc.	700	23
Consolidated Graphics, Inc.*(a)	700	29
Crane Co.	1,400	50
Deere & Co.	1,300	77
Dollar Thrifty Automotive*(a)	1,600	51
Dun & Bradstreet Corp. (The)(a)	600	45
Dycom Industries, Inc.*	1,200	11
DynCorp International, Inc., Cl A*	1,500	17
Electro Rent Corp.(a)	8,300	109
Emerson Electric Co.(a)	3,000	151
EnPro Industries, Inc.*	900	26
General Dynamics Corp.(a)	700	54
General Electric Co.(a)	5,200	95
Hawaiian Holdings, Inc.*(a)	2,100	16
Honeywell International, Inc.	500	23
ITT Corp.	400	21
Kaydon Corp.	600	23
Layne Christensen Co.*	900	24
Pall Corp.	500	20
Raytheon Co.(a)	2,700	154
Republic Airways Holdings, Inc.*(a)	800	5
Rockwell Automation, Inc.	1,800	101
Sterling Construction Co., Inc.*	1,600	25
TeleTech Holdings, Inc.*(a)	4,700	80
Thomas & Betts Corp.*	1,200	47
Towers Watson & Co., Cl A	400	19
Union Pacific Corp.	900	66
United Parcel Service, Inc., Cl B(a)	1,800	116
United Technologies Corp.(a)	900	66
USA Truck, Inc.*(a)	1,400	23
Walter Energy, Inc.	1,100	102

		1,900

See Notes to Financial Statements.

84

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Information Technology (30.2%)
Akamai Technologies, Inc.*	1,700	53
Amdocs Ltd.*	1,600	48
Analog Devices, Inc.	2,600	75
Ancestry.com, Inc.*	2,900	49
Apple, Inc.*(a)	700	164
BMC Software, Inc.*	600	23
Cabot Microelectronics Corp.*	2,400	91
Cisco Systems, Inc.*(a)	7,800	203
Computer Sciences Corp.*(a)	1,000	55
Compuware Corp.*(a)	11,400	96
Dell, Inc.*	2,300	35
EMC Corp.*(a)	1,600	29
Fairchild Semiconductor International, Inc.*	2,400	26
Harris Corp.	1,000	48
Hewlett-Packard Co.(a)	3,100	165
InfoSpace, Inc.*	4,000	44
Intel Corp.(a)	11,400	254
International Business Machines Corp.(a)	1,100	141
Intuit, Inc.*	800	27
JDS Uniphase Corp.*	2,200	28
KLA-Tencor Corp.	900	28
Lexmark International, Inc., Cl A*(a)	1,000	36
Manhattan Associates, Inc.*	4,000	102
Maxim Integrated Products, Inc.(a)	1,400	27
Micron Technology, Inc.*(a)	11,100	115
Microsoft Corp.(a)	10,700	313
MicroStrategy, Inc., Cl A*(a)	700	60
Microtune, Inc.*	6,700	18
National Semiconductor Corp.(a)	900	13
Oplink Communications, Inc.*	1,200	22
Oracle Corp.(a)	8,000	206
PC Connection, Inc.*	2,700	17
PC Mall, Inc.*	6,100	31
QLogic Corp.*	5,600	114
Red Hat, Inc.*	4,000	117
SanDisk Corp.*	800	28
Seagate Technology*	6,300	115
Symantec Corp.*(a)	6,600	112
Tech Data Corp.*	1,800	75
Teradata Corp.*(a)	1,700	49
Texas Instruments, Inc.(a)	5,700	139
TIBCO Software, Inc.*	1,700	18
Tyco Eletronics Ltd.	2,800	77
ValueClick, Inc.*(a)	2,000	20
VeriSign, Inc.*	1,200	31
Virtusa Corp.*	1,500	15
Vishay Intertechnology, Inc.*	2,000	20
Xilinx, Inc.	4,500	115
Yahoo!, Inc.*(a)	5,100	84

		3,771

Materials (5.8%)
A. M. Castle & Co.*	3,400	44
A. Schulman, Inc.	1,300	32
Ashland, Inc.	1,700	90
Balchem Corp.	1,050	26
Buckeye Technologies, Inc.*	2,400	31
CF Industries Holdings, Inc.(a)	200	18
Domtar Corp.*	400	26
Dow Chemical Co. (The)	1,200	35
E.I. du Pont de Nemours & Co.(a)	500	19
Eastman Chemical Co.	300	19
Huntsman Corp.	2,600	31
Newmont Mining Corp.(a)	3,200	163
PPG Industries, Inc.	300	20
Rockwood Holdings, Inc.*(a)	3,400	90
Universal Stainless & Alloy Products, Inc.*	400	10
W.R. Grace & Co.*	2,700	75

		729

Telecommunication Services (4.0%)
AT&T, Inc.(a)	6,900	178
Atlantic Tele-Network, Inc.	600	27
Qwest Communications International, Inc.	4,200	22
Telephone & Data Systems, Inc.(a)	6,700	227
Tellabs, Inc.	2,900	22
United States Cellular Corp.*	500	21

		497

Utilities (2.9%)
Alliant Energy Corp.	800	27
DTE Energy Co.	500	22
FirstEnergy Corp.	1,200	47
IDACORP, Inc.	1,800	62
Integrys Energy Group, Inc.	800	38
PG&E Corp.	1,000	42
PPL Corp.	2,800	78
Questar Corp.	1,100	48

		364

Total Common Stocks		15,761

See Notes to Financial Statements.

85

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investment (22.9%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.030%, 04/01/10(b)	2,853	2,853

Total Short-Term Investments		2,853

Total Investments — 149.1%
Total Long Positions (Cost $17,602)(c)		18,614

Liabilities in excess of other assets — (24.1)%		(3,011)
Short Positions (see summary below) — (25.0)%		(3,122)

Net Assets — 100.0%		$12,481

Short Positions ((25.0)%)
Common Stocks Sold Short ((25.0)%)
Commercial Services ((0.2)%)
Coinstar, Inc.*	(900)	(29)

Consumer Discretionary ((2.1)%)
bebe Stores, Inc.	(2,900)	(26)
hhgregg, Inc.*	(900)	(23)
Hyatt Hotels Corp., Cl A*	(600)	(23)
K-Swiss, Inc., Cl A*	(2,800)	(29)
Kenneth Cole Productions, Cl A*	(2,000)	(26)
MAKO Surgical Corp.	(2,500)	(34)
Princeton Review, Inc. (The)*	(5,200)	(18)
REX Stores Corp.*	(1,800)	(29)
Stanley Furniture Co., Inc.*	(2,700)	(27)
Vitamin Shoppe, Inc.*	(1,100)	(25)

		(260)

Consumer Staples ((0.4)%)
Green Mountain Coffee Roasters, Inc.*	(300)	(29)
Spartan Stores, Inc.	(1,800)	(26)

		(55)

Diversified Operations ((0.2)%)
Brink’s Co. (The)	(900)	(25)

Financials ((2.2)%)
Activision Blizzard, Inc.	(2,100)	(25)
CoBiz Financial, Inc.	(7,800)	(49)
eHealth, Inc.*	(2,900)	(46)
Guidance Software, Inc.	(3,600)	(21)
Hilltop Holdings, Inc.*	(1,500)	(18)
HMS Holdings Corp.*	(600)	(31)
Marshall & Ilsley Corp.	(2,900)	(23)
Old Republic International Corp.	(3,200)	(40)
Zenith National Insurance Corp.	(600)	(23)

		(276)

Health Care ((5.2)%)
AGA Medical Holdings, Inc.	(1,800)	(29)
Air Methods Corp.*	(1,500)	(51)
Allos Therapeutics, Inc.*	(2,500)	(19)
Ardea Biosciences, Inc.*	(1,400)	(26)
Catalyst Health Solutions, Inc.*	(500)	(21)
Centene Corp.*	(1,000)	(24)
Computer Programs & Systems, Inc.	(700)	(27)
Halozyme Therapeutics, Inc.*	(3,100)	(25)
HeartWare International, Inc.*	(2,100)	(93)
Itron, Inc.*	(400)	(29)
LCA-Vision, Inc.*	(3,400)	(28)
Myriad Pharmaceuticals, Inc.*	(5,800)	(26)
Palomar Medical Technologies, Inc.*	(2,300)	(25)
Psychiatric Solutions, Inc.*	(1,100)	(33)
Regeneron Pharmaceuticals, Inc.*	(800)	(21)
Rigel Pharmaceuticals, Inc.*	(2,700)	(22)
VCA Antech, Inc.*	(900)	(25)
Vertex Pharmaceuticals, Inc.*	(2,200)	(90)
Volcano Corp.*	(1,000)	(24)
XenoPort, Inc.*	(1,300)	(12)

		(650)

Industrials ((3.5)%)
Administaff, Inc.	(2,400)	(51)
Arkansas Best Corp.	(1,800)	(54)
Astec Industries, Inc.*	(700)	(20)
Cavco Industries, Inc.*	(600)	(20)
Clean Harbors, Inc.*	(400)	(22)
DigitalGlobe, Inc.	(700)	(19)
Energizer Holdings, Inc.*	(600)	(38)
Flanders Corp.	(4,100)	(16)
FormFactor, Inc.*	(3,300)	(59)
Genessee & Wyoming, Inc., Cl A*	(700)	(24)
MYR Group, Inc.	(1,400)	(23)
Resources Connection, Inc.*	(1,200)	(23)
Satcon Technology Corp.*	(8,700)	(21)
Spirit AeroSystems, Inc., Cl A*	(1,100)	(26)
Toll Brothers, Inc.*	(1,200)	(25)

		(441)

Information Technology ((8.6)%)
Accenture PLC, CL A	(500)	(21)
ArcSight, Inc.*	(1,000)	(28)
Broadridge Financial Solutions, Inc.	(1,200)	(26)
Brooks Automation, Inc.*	(2,600)	(23)
Cypress Semiconductor Corp.*	(2,000)	(23)
DealerTrack Holdings, Inc.*	(561)	(10)
DemandTec, Inc.*	(4,100)	(28)
DTS, Inc.*	(800)	(27)
Electronic Arts, Inc.*	(1,300)	(24)

See Notes to Financial Statements.

86

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Information Technology—continued

Finisar Corp.	(1,700)	(27)
FLIR Systems, Inc.*	(800)	(23)
Global Payments, Inc.	(500)	(23)
GSI Commerce, Inc.*	(900)	(25)
Imation Corp.*	(2,400)	(26)
Integral Systems, Inc.*	(1,300)	(12)
L-1 Identity Solutions, Inc.*	(6,700)	(60)
LogMeIn, Inc.*	(3,700)	(77)
MEMC Electronic Materials, Inc.*	(1,700)	(26)
NCI, Inc., Cl A*	(600)	(18)
NCR Corp.*	(400)	(5)
Netezza Corp.*	(5,500)	(70)
NetLogic Microsystems, Inc.*	(800)	(24)
Nuance Communications, Inc.*	(2,100)	(35)
Rogers Corp.*	(900)	(26)
Smith Micro Software, Inc.*	(2,600)	(23)
SuccessFactors, Inc.*	(1,300)	(25)
Take-Two Interactive Software, Inc.*	(5,400)	(53)
TiVo, Inc.*	(4,700)	(80)
Trimble Navigation Ltd.*	(900)	(26)
Ultratech, Inc.*	(1,406)	(19)
United Online, Inc.	(3,200)	(24)
Verigy Ltd.*	(4,200)	(47)
ViaSat, Inc.*	(800)	(28)
Vocus, Inc.*	(1,600)	(27)
Websense, Inc.*	(1,300)	(30)

		(1,069)

Materials ((1.3)%)
Compass Minerals International, Inc.	(600)	(48)
Owens-Illinois, Inc.*	(900)	(32)
Sensient Technologies Corp.	(800)	(23)
Silgan Holdings, Inc.	(500)	(30)
Valspar Corp. (The)	(900)	(27)

		(160)

Telecommunication Services ((0.6)%)
Leap Wireless International, Inc.*	(1,500)	(25)
Syniverse Holdings, Inc.*	(1,200)	(23)
TeleCommunication Systems, Inc., Cl A*	(3,500)	(26)

		(74)

Utilities ((0.7)%)
Atmos Energy Corp.	(900)	(26)
Pennichuck Corp.	(1,200)	(28)
Pepco Holdings, Inc.	(1,700)	(29)

		(83)

Total Investment Securities Sold Short (Proceeds $2,940)		(3,122)

*	Non-income producing security.

(a)	All or a portion of this security has been segregated at the custodian as coverage to meet future obligations.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

SP ADR	— Sponsored American Depositary Receipt

See Notes to Financial Statements.

87

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Aggressive Growth Allocation Strategy

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (93.8%)(a)
RidgeWorth Aggressive Growth Stock Fund*	74,750	961
RidgeWorth International Equity 130/30 Fund	195,072	1,317
RidgeWorth International Equity Index Fund	101,467	1,291
RidgeWorth Large Cap Core Equity Fund	382,059	4,971
RidgeWorth Large Cap Growth Stock Fund	270,493	2,594
RidgeWorth Large Cap Quantitative Equity Fund	218,710	2,307
RidgeWorth Large Cap Value Equity Fund	421,384	4,934
RidgeWorth Mid-Cap Core Equity Fund	101,548	1,006
RidgeWorth Mid-Cap Value Equity Fund	87,650	979
RidgeWorth Real Estate 130/30 Fund	103,492	767
RidgeWorth Select Large Cap Growth Stock Fund	92,143	2,561
RidgeWorth Small Cap Growth Stock Fund*	76,541	1,019
RidgeWorth Small Cap Value Equity Fund	83,295	980
RidgeWorth U.S. Equity 130/30 Fund	148,809	1,301

Total Equity Funds		26,988

Exchange Traded Funds (0.9%)
iShares MSCI Emerging Markets Index Fund	6,041	254
iShares S&P 500 Index Fund	39	5

Total Exchange Traded Funds		259

Money Market Fund (5.1%)(a)
RidgeWorth Institutional Cash Management Money Market Fund	1,467,220	1,467

Total Money Market Fund		1,467

Total Investments (Cost $26,875)(b) — 99.8%		28,714
Other assets in excess of liabilities — 0.2%		43

Net Assets — 100.0%		$28,757

*	Non-income producing security.

(a)	Affiliated investment. Investment is in I Shares (Institutional Shares for RidgeWorth Institutional Cash Management Money Market Fund).

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

88

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Conservative Allocation Strategy

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (30.9%)(a)
RidgeWorth Aggressive Growth Stock Fund*	13,646	176
RidgeWorth International Equity 130/30 Fund	35,713	241
RidgeWorth International Equity Index Fund	18,440	235
RidgeWorth Large Cap Core Equity Fund	71,900	935
RidgeWorth Large Cap Growth Stock Fund	50,211	482
RidgeWorth Large Cap Quantitative Equity Fund	39,747	419
RidgeWorth Large Cap Value Equity Fund	80,196	939
RidgeWorth Mid-Cap Core Equity Fund	18,436	183
RidgeWorth Mid-Cap Value Equity Fund	15,878	177
RidgeWorth Real Estate 130/30 Fund	18,787	139
RidgeWorth Select Large Cap Growth Stock Fund	17,081	475
RidgeWorth Small Cap Growth Stock Fund*	11,443	152
RidgeWorth Small Cap Value Equity Fund	12,878	151
RidgeWorth U.S. Equity 130/30 Fund	27,351	239

Total Equity Funds		4,943

Fixed Income Funds (60.1%)(a)
RidgeWorth Corporate Bond Fund	60,784	586
RidgeWorth High Income Fund	71,321	483
RidgeWorth Intermediate Bond Fund	176,275	1,856
RidgeWorth Seix Floating Rate High Income Fund	58,330	513
RidgeWorth Seix High Yield Fund	75,539	715
RidgeWorth Total Return Bond Fund	442,574	4,691
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	76,373	769

Total Fixed Income Funds		9,613

Exchange Traded Funds (2.3%)
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3,161	329
iShares MSCI Emerging Markets Index Fund	1,100	46
iShares S&P 500 Index Fund	10	1

Total Exchange Traded Funds		376

Money Market Fund (6.0%)(a)
RidgeWorth Institutional Cash Management Money Market Fund	967,246	967

Total Money Market Fund		967

Total Investments (Cost $14,719)(b) — 99.3%		15,899
Other assets in excess of liabilities — 0.7%		108

Net Assets — 100.0%		$16,007

*	Non-income producing security.

(a)	Affiliated investment. Investment is in I Shares (Institutional Shares for RidgeWorth Institutional Cash Management Money Market Fund).

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

89

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Growth Allocation Strategy

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (70.1%)(a)
RidgeWorth Aggressive Growth Stock Fund*	151,319	1,946
RidgeWorth International Equity 130/30 Fund	358,755	2,422
RidgeWorth International Equity Index Fund	184,223	2,343
RidgeWorth Large Cap Core Equity Fund	726,013	9,446
RidgeWorth Large Cap Growth Stock Fund	473,544	4,541
RidgeWorth Large Cap Quantitative Equity Fund	334,155	3,525
RidgeWorth Large Cap Value Equity Fund	811,691	9,505
RidgeWorth Mid-Cap Core Equity Fund	186,257	1,846
RidgeWorth Mid-Cap Value Equity Fund	167,585	1,872
RidgeWorth Real Estate 130/30 Fund	200,538	1,486
RidgeWorth Select Large Cap Growth Stock Fund	172,332	4,789
RidgeWorth Small Cap Growth Stock Fund*	115,476	1,538
RidgeWorth Small Cap Value Equity Fund	129,684	1,525
RidgeWorth U.S. Equity 130/30 Fund	266,890	2,333

Total Equity Funds		49,117

Fixed Income Funds (23.2%)(a)
RidgeWorth Corporate Bond Fund	50,328	485
RidgeWorth High Income Fund	110,783	750
RidgeWorth Intermediate Bond Fund	90,948	958
RidgeWorth Seix Floating Rate High Income Fund	104,142	916
RidgeWorth Seix High Yield Fund	135,772	1,284
RidgeWorth Total Return Bond Fund	982,358	10,413
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	142,233	1,432

Total Fixed Income Funds		16,238

Exchange Traded Funds (1.6%)
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	6,124	636
iShares MSCI Emerging Markets Index Fund	11,088	467
iShares S&P 500 Index Fund	85	10

Total Exchange Traded Funds		1,113

Money Market Fund (5.1%)(a)
RidgeWorth Institutional Cash Management Money Market Fund	3,569,739	3,570

Total Money Market Fund		3,570

Total Investments (Cost $64,022)(b) — 100.0%		70,038
Other assets in excess of liabilities — 0.0%		19

Net Assets — 100.0%		$70,057

*	Non-income producing security.

(a)	Affiliated investment. Investment is in I Shares (Institutional Shares for RidgeWorth Institutional Cash Management Money Market Fund).

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

90

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Moderate Allocation Strategy

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (51.8%)(a)
RidgeWorth Aggressive Growth Stock Fund*	221,453	2,848
RidgeWorth International Equity 130/30 Fund	579,361	3,911
RidgeWorth International Equity Index Fund	299,411	3,809
RidgeWorth Large Cap Core Equity Fund	1,166,168	15,172
RidgeWorth Large Cap Growth Stock Fund	814,114	7,807
RidgeWorth Large Cap Quantitative Equity Fund	653,485	6,894
RidgeWorth Large Cap Value Equity Fund	1,303,758	15,267
RidgeWorth Mid-Cap Core Equity Fund	298,933	2,963
RidgeWorth Mid-Cap Value Equity Fund	258,225	2,884
RidgeWorth Real Estate 130/30 Fund	304,050	2,253
RidgeWorth Select Large Cap Growth Stock Fund	277,801	7,720
RidgeWorth Small Cap Growth Stock Fund*	185,891	2,476
RidgeWorth Small Cap Value Equity Fund	208,087	2,447
RidgeWorth U.S. Equity 130/30 Fund	438,126	3,829

Total Equity Funds		80,280

Fixed Income Funds (42.1%)(a)
RidgeWorth Corporate Bond Fund	207,708	2,000
RidgeWorth High Income Fund	295,421	2,000
RidgeWorth Intermediate Bond Fund	375,336	3,952
RidgeWorth Seix Floating Rate High Income Fund	440,930	3,880
RidgeWorth Seix High Yield Fund	574,646	5,436
RidgeWorth Total Return Bond Fund	3,964,347	42,022
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	586,940	5,911

Total Fixed Income Funds		65,201

Exchange Traded Funds (2.3%)
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	25,903	2,692
iShares MSCI Emerging Markets Index Fund	18,232	768
iShares S&P 500 Index Fund	136	16

Total Exchange Traded Funds		3,476

Money Market Fund (3.8%)(a)
RidgeWorth Institutional Cash Management Money Market Fund	5,937,871	5,938

Total Money Market Fund		5,938

Total Investments (Cost $143,577)(b) — 100.0%		154,895
Liabilities in excess of other assets — 0.0%		(44)

Net Assets — 100.0%		$154,851

*	Non-income producing security.

(a)	Affiliated investment. Investment is in I Shares (Institutional Shares for RidgeWorth Institutional Cash Management Money Market Fund).

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

91

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

	Aggressive	Emerging	International		International
	Growth	Growth	Equity	International	Equity
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund

Assets:
Total Investments, at Cost	$70,636	$12,881	$158,581	$233,055	$644,338

Investments, at Value*	$110,071	$19,876	$162,697	$281,155	$841,442
Investments in Affiliates, at Value	3,600	194	—	9,036	47,361

Total Investments	113,671	20,070	162,697	290,191	888,803

Cash	—	—	1,733	—	—
Dividends Receivable	1	1	379	619	2,398
Foreign Currency, at Value (Cost $—, $—, $—, $2,570 and $568, respectively)	—	—	—	2,564	571
Receivable for Capital Shares Issued	301	29	45	115	878
Receivable for Investment Securities Sold	—	700	17,926	822	3,478
Reclaims Receivable	—	—	123	112	184
Prepaid Expenses and Other Assets	8	8	11	9	15

Total Assets	113,981	20,808	182,914	294,432	896,327

Liabilities:
Payable for Cash Overdraft	—	43	—	—	1,517
Payable for Foreign Currency at Value (Cost $—, $—, $527, $— and $—, respectively )	—	—	514	—	—
Payable for Investment Securities Purchased	—	86	22,727	2,770	170
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $—, $34,289, $—, and $—, respectively)	—	—	35,733	—	—
Dividends Payable for Securities Sold Short	—	—	60	—	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	1	—	—
Payable for Capital Shares Redeemed	415	111	34	285	913
Payable Upon Return of Securities Loaned	2,182	194	—	9,036	47,361
Investment Advisory Fees Payable	102	12	116	272	348
Administration, Fund Accounting and Transfer Agency Fees Payable	4	1	10	13	33
Compliance Services Fees Payable	3	1	4	9	29
Distribution and Service Fees Payable	1	—	—	2	2
Custodian Fees Payable	3	2	37	86	298
Trustee Fees Payable	1	—	1	3	9
Accrued Expenses	14	2	13	33	67

Total Liabilities	2,725	452	59,250	12,509	50,747

Net Assets	$111,256	$20,356	$123,664	$281,923	$845,580

Net Assets Consist of:
Capital	$119,370	$40,397	$148,813	$560,134	$733,519
Accumulated Net Investment Income (Loss)	4	—	(501)	3,518	(1,121)
Accumulated Net Realized Loss from Investment and Foreign Currency Transactions	(51,153)	(27,230)	(27,340)	(338,864)	(131,275)
Net Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	43,035	7,189	2,692	57,135	244,457

Net Assets	$111,256	$20,356	$123,664	$281,923	$845,580

Net Assets:
I Shares	$108,754	$19,793	$123,661	$273,819	$839,582
A Shares#	2,502	563	3	8,104	5,998
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	8,458	1,763	18,329	25,554	66,002
A Shares#	199	52	—	765	475
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$12.86	$11.23	$6.75	$10.71	$12.72
A Shares#	12.62	10.99	6.77	10.59	12.61
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$12.86	$11.23	$6.75	$10.71	$12.72
A Shares	13.39	11.66	7.18	11.24	13.38
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $2,104, $187, $—, $8,598, and $42,238, respectively.
#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund and the International Equity Index Fund and those Funds’ C Shares are no longer available for purchase.
(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

92

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Large Cap	Mid-Cap
	Core	Growth	Quantitative	Value	Core
	Equity Fund	Stock Fund	Equity Fund	Equity Fund	Equity Fund

Assets:
Total Investments, at Cost	$360,512	$386,530	$19,003	$1,084,372	$80,242

Investments, at Value*	$450,717	$503,793	$20,671	$1,308,521	$92,590
Investments in Affiliates, at Value	11,939	14,596	127	14,225	5,614

Total Investments	462,656	518,389	20,798	1,322,746	98,204

Dividends Receivable	467	433	32	1,936	134
Receivable for Capital Shares Issued	435	851	—	1,840	283
Receivable for Investment Securities Sold	12,804	6,965	—	29,306	417
Prepaid Expenses and Other Assets	325	11	59	32	85

Total Assets	476,687	526,649	20,889	1,355,860	99,123

Liabilities:
Payable for Investment Securities Purchased	4,123	6,634	—	7,809	808
Payable for Capital Shares Redeemed	1,691	640	—	3,725	133
Payable Upon Return of Securities Loaned	—	12,479	—	741	3,017
Investment Advisory Fees Payable	339	389	22	886	76
Administration, Fund Accounting and Transfer Agency Fees Payable	5	16	—	4	1
Compliance Services Fees Payable	8	7	1	20	1
Distribution and Service Fees Payable	27	26	—	25	5
Custodian Fees Payable	3	2	5	4	2
Trustee Fees Payable	3	2	—	7	—
Accrued Expenses	29	26	8	49	4

Total Liabilities	6,228	20,221	36	13,270	4,047

Net Assets	$470,459	$506,428	$20,853	$1,342,590	$95,076

Net Assets Consist of:
Capital	$639,979	$435,414	$53,313	$1,404,211	$99,527
Accumulated Net Investment Income (Loss)	—	21	1	—	1
Accumulated Net Realized Loss from Investment Transactions	(271,664)	(60,866)	(34,256)	(299,995)	(22,414)
Net Unrealized Appreciation/Depreciation on Investments	102,144	131,859	1,795	238,374	17,962

Net Assets	$470,459	$506,428	$20,853	$1,342,590	$95,076

Net Assets:
I Shares	$422,673	$443,918	$20,284	$1,288,962	$85,806
A Shares#	21,511	44,994	569	33,805	5,073
C Shares#	26,275	17,516	—	19,823	4,197
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	32,478	46,278	1,924	110,066	8,662
A Shares#	1,636	5,051	55	2,898	542
C Shares#	2,059	2,205	—	1,725	505
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$13.01	$9.59	$10.55	$11.71	$9.91
A Shares	13.15	8.91	10.44	11.66	9.36
C Shares(b)	12.76	7.94	N/A	11.49	8.32
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$13.01	$9.59	$10.55	$11.71	$9.91
A Shares	13.95	9.45	11.08	12.37	9.93
C Shares	12.76	7.94	N/A	11.49	8.32
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $12,187, $—, $718 and $2,974, respectively.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Large Cap Quantitative Equity Fund and the Fund’s Shares are no longer available for purchase.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

93

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

	Mid-Cap		Select Large	Small Cap	Small Cap
	Value	Real Estate	Cap Growth	Growth	Value
	Equity Fund	130/30 Fund	Stock Fund	Stock Fund	Equity Fund

Assets:
Total Investments, at Cost	$733,818	$12,850	$102,970	$322,551	$607,734

Investments, at Value*	$803,017	$15,126	$129,448	$377,405	$626,540
Investments in Affiliates, at Value	41,072	—	3,766	42,391	65,130

Total Investments	844,089	15,126	133,214	419,796	691,670

Dividends Receivable	1,107	51	136	98	841
Receivable for Capital Shares Issued	2,948	27	213	589	999
Receivable for Investment Securities Sold	9,813	1,137	—	1,607	279
Receivable from Adviser	—	—	—	—	—
Prepaid Expenses and Other Assets	19	89	11	14	17

Total Assets	857,976	16,430	133,574	422,104	693,806

Liabilities:
Payable for Investment Securities Purchased	9,983	2,596	—	1,187	—
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $175, $—, $—, and $—, respectively)	—	170	—	—	—
Payable for Capital Shares Redeemed	1,476	—	60	722	2,349
Payable Upon Return of Securities Loaned	—	—	—	40,479	42,856
Investment Advisory Fees Payable	684	7	95	365	624
Administration, Fund Accounting and Transfer Agency Fees Payable	2	—	5	12	16
Compliance Services Fees Payable	9	—	2	7	5
Distribution and Service Fees Payable	13	—	16	10	19
Custodian Fees Payable	3	4	2	4	2
Trustee Fees Payable	3	—	1	2	2
Accrued Expenses	26	2	9	25	16

Total Liabilities	12,199	2,779	190	42,813	45,889

Net Assets	$845,777	$13,651	$133,384	$379,291	$647,917

Net Assets Consist of:
Capital	$729,211	$12,332	$128,272	$399,759	$627,714
Accumulated Net Investment Income (Loss)	—	35	—	(1)	173
Accumulated Net Realized Gain (Loss) from Investment Transactions	6,295	(997)	(25,132)	(117,712)	(63,906)
Net Unrealized Appreciation/Depreciation on Investments	110,271	2,281	30,244	97,245	83,936

Net Assets	$845,777	$13,651	$133,384	$379,291	$647,917

Net Assets:
I Shares	$803,168	$13,493	$114,100	$358,947	$612,490
A Shares#	36,756	158	244	11,517	17,826
C Shares#	5,853	—	19,040	8,827	17,601
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	71,884	1,820	4,106	26,955	52,092
A Shares#	3,307	22	9	914	1,538
C Shares#	531	—	759	804	1,578
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$11.17	$7.41	$27.79	$13.32	$11.76
A Shares	11.11	7.40	27.47	12.59	11.59
C Shares(b)	11.02	N/A	25.10	10.98	11.15
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$11.17	$7.41	$27.79	$13.32	$11.76
A Shares	11.79	7.85	29.15	13.36	12.30
C Shares	11.02	N/A	25.10	10.98	11.15
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $—, $—, $39,619 and $41,477, respectively.

#	Effective at the close of business July 31, 2009, C Shares converted into A Shares for the Real Estate 130/30 Fund and the Fund’s C Shares are no longer available for purchase.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

94

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

		Aggressive
	U.S. Equity	Growth	Conservative	Growth	Moderate
	130/30	Allocation	Allocation	Allocation	Allocation
	Fund	Strategy*	Strategy*	Strategy*	Strategy*

Assets:
Total Investments, at Cost	$17,602	$26,875	$14,719	$64,022	$143,577

Investments, at Value	$18,614	$259	$376	$1,113	$3,476
Investments in Affiliates, at Value	—	28,455	15,523	68,925	151,419

Total Investments	18,614	28,714	15,899	70,038	154,895

Dividends Receivable	15	—	28	47	188
Receivable for Capital Shares Issued	—	9	74	14	73
Receivable for Investment Securities Sold	587	—	—	—	—
Receivable from Adviser	—	—	3	—	—
Prepaid Expenses and Other Assets	10	114	22	23	19

Total Assets	19,226	28,837	16,026	70,122	155,175

Liabilities:
Payable for Investment Securities Purchased	3,325	—	—	—	—
Payable for Investment Securities Sold Short, at Value (Proceeds $2,940, $—, $—, $—, and $—, respectively)	3,122	—	—	—	—
Payable for Capital Shares Redeemed	286	72	9	44	271
Investment Advisory Fees Payable	4	—	—	3	11
Administration, Fund Accounting and Transfer Agency Fees Payable	2	—	—	1	2
Compliance Services Fees Payable	—	—	—	1	3
Distribution and Service Fees Payable	—	3	6	9	19
Custodian Fees Payable	4	1	1	1	1
Trustee Fees Payable	—	—	—	1	1
Accrued Expenses	2	4	3	5	16

Total Liabilities	6,745	80	19	65	324

Net Assets	$12,481	$28,757	$16,007	$70,057	$154,851

Net Assets Consist of:
Capital	$12,057	$29,064	$15,281	$69,418	$151,104
Accumulated Net Investment Income (Loss)	(14)	—	53	59	397
Accumulated Net Realized Loss from Investment Transactions	(392)	(2,146)	(507)	(5,436)	(7,968)
Net Unrealized Appreciation/Depreciation on Investments	830	1,839	1,180	6,016	11,318

Net Assets	$12,481	$28,757	$16,007	$70,057	$154,851

Net Assets:
I Shares	$12,481	$22,335	$6,310	$54,407	$125,016
A Shares#	—	2,438	3,137	3,638	8,615
B Shares	—	2,430	2,266	8,778	5,789
C Shares#	—	1,554	4,294	3,234	15,431
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	1,427	3,007	548	5,719	12,701
A Shares#	—	331	272	384	877
B Shares	—	336	197	929	592
C Shares#	—	213	375	345	1,579
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$8.74	$7.43	$11.51	$9.52	$9.84
A Shares	N/A	7.38	11.51	9.48	9.82
B Shares(b)	N/A	7.22	11.50	9.45	9.78
C Shares(b)	N/A	7.30	11.44	9.38	9.77
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$8.74	$7.43	$11.51	$9.52	$9.84
A Shares	N/A	7.83	12.08	10.06	10.42
B Shares	N/A	7.22	11.50	9.45	9.78
C Shares	N/A	7.30	11.44	9.38	9.77
Maximum Sales Charge — A Shares	5.75%	5.75%	4.75%	5.75%	5.75%

*	Effective August 1, 2009, the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund changed their names to the Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy, respectively.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the U.S. Equity 130/30 Fund and the Fund’s C Shares are no longer available for purchase.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

95

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

	Aggressive	Emerging	International		International
	Growth	Growth	Equity	International	Equity
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund

Investment Income:
Interest Income	$—	$—	$—	$1	$2
Dividend Income	476	171	4,668	6,435	30,729
Dividend Income from Affiliated Investment Companies	4	2	—	—	—
Net Income from Securities Lending	31	47	—	218	1,656
Less: Foreign Taxes Withheld	—	—	(305)	(580)	(3,367)

Total Investment Income	511	220	4,363	6,074	29,020

Expenses:
Investment Advisory Fees	1,265	627	1,309	2,869	4,565
Administration, Fund Accounting and Transfer Agency Fees	38	19	76	106	371
Compliance Services Fees	5	2	4	9	38
Distribution and Service Fees — A Shares	5	1	—	21	15
Distribution and Service Fees — C Shares#	5	—	—	10	8
Shareholder Servicing Fees — I Shares	—	—	—	—	24
Dividend Expense on Securities Sold Short	—	—	1,538	—	—
Custodian Fees	14	15	92	172	759
Registration Fees	34	29	45	36	37
Trustee Fees	5	2	3	7	31
Other Fees	30	11	18	51	152

Total Expenses	1,401	706	3,085	3,281	6,000
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(20)	—	(120)	(1)
Less: Administration Fees Waived	(1)	—	—	(12)	(4)

Net Expenses	1,400	686	3,085	3,149	5,995

Net Investment Income (Loss)	(889)	(466)	1,278	2,925	23,025

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	(7,773)	5,757	40,207	6,952	(26,767)
Securities Sold Short	—	—	(10,373)	—	—
Forward Foreign Currency Contracts	—	—	(79)	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currency	71,662	30,637	18,127	106,660	377,017
Securities Sold Short	—	—	(1,739)	—	—
Forward Foreign Currency Contracts	—	—	(1)	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	63,889	36,394	46,142	113,612	350,250

Change in Net Assets from Operations	$63,000	$35,928	$47,420	$116,537	$373,275

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, and the International Equity Index Fund and those Funds’ C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

96

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Large Cap	Mid-Cap
	Core	Growth	Quantitative	Value	Core
	Equity Fund	Stock Fund	Equity Fund	Equity Fund	Equity Fund

Investment Income:
Dividend Income	$8,688	$6,197	$684	$31,304	$1,455
Dividend Income from Affiliated Investment Companies	30	12	—	88	5
Net Income from Securities Lending	30	102	—	118	78
Less: Foreign Taxes Withheld	(7)	—	—	—	—

Total Investment Income	8,741	6,311	684	31,510	1,538

Expenses:
Investment Advisory Fees	3,963	5,150	264	9,744	934
Administration, Fund Accounting and Transfer Agency Fees	156	183	12	358	34
Compliance Services Fees	16	17	—	39	2
Distribution and Service Fees — A Shares	51	125	1	90	14
Distribution and Service Fees — C Shares#	253	164	1	185	39
Custodian Fees	17	17	21	27	15
Registration Fees	35	35	29	47	28
Trustee Fees	12	14	1	31	2
Other Fees	100	106	5	159	18

Total Expenses	4,603	5,811	334	10,680	1,086
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(41)	(205)	(30)	—	(4)
Less: Administration Fees Waived/Expenses Reimbursed	(375)	(28)	(54)	(111)	(81)

Net Expenses	4,187	5,578	250	10,569	1,001

Net Investment Income (Loss)	4,554	733	434	20,941	537

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	28,078	27,887	10,005	89,297	1,172
Net Change in Unrealized Appreciation/Depreciation on:
Investments	141,774	175,527	3,991	387,540	41,527

Net Realized and Unrealized Gain (Loss) on Investments	169,852	203,414	13,996	476,837	42,699

Change in Net Assets from Operations	$174,406	$204,147	$14,430	$497,778	$43,236

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Large Cap Quantitative Equity Fund and the Fund’s C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

97

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

			Select
	Mid-Cap	Real	Large Cap	Small Cap	Small Cap
	Value	Estate	Growth	Growth	Value
	Equity Fund	130/30 Fund	Stock Fund	Stock Fund	Equity Fund

Investment Income:
Dividend Income	$11,593	$388	$1,438	$1,064	$11,474
Dividend Income from Affiliated Investment Companies	40	—	9	—	34
Net Income from Securities Lending	60	—	10	555	699
Less: Foreign Taxes Withheld	—	—	—	—	(77)

Total Investment Income	11,693	388	1,457	1,619	12,130

Expenses:
Investment Advisory Fees	5,398	108	1,088	4,020	5,551
Administration, Fund Accounting and Transfer Agency Fees	154	7	49	116	144
Compliance Services Fees	16	—	4	11	14
Distribution and Service Fees — A Shares	34	—	1	31	21
Distribution and Service Fees — C Shares#	34	—	179	80	143
Dividend Expense on Securities Sold Short	—	66	—	—	—
Custodian Fees	16	18	8	18	16
Registration Fees	36	41	39	34	42
Trustee Fees	11	—	3	8	11
Other Fees	64	2	33	60	81

Total Expenses	5,763	242	1,404	4,378	6,023
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(52)	—	—	(1)
Less: Administration Fees Waived/Expenses Reimbursed	(64)	(80)	(1)	(2)	(2)

Net Expenses	5,699	110	1,403	4,376	6,020

Net Investment Income (Loss)	5,994	278	54	(2,757)	6,110

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investments	121,717	2,343	(165)	21,981	33,835
Securities Sold Short	—	(803)	—	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	144,441	2,923	42,564	132,405	165,599
Securities Sold Short	—	(49)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	266,158	4,414	42,399	154,386	199,434

Change in Net Assets from Operations	$272,152	$4,692	$42,453	$151,629	$205,544

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Real Estate 130/30 Fund and the Fund’s C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

98

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

		Aggressive
	U.S.	Growth	Conservative	Growth	Moderate
	Equity	Allocation	Allocation	Allocation	Allocation
	130/30 Fund	Strategy*	Strategy*	Strategy*	Strategy*

Investment Income:
Dividend Income	$179	$14	$9	$26	$74
Dividend Income from Affiliated Investment Companies	—	289	344	1,188	3,460

Total Investment Income	179	303	353	1,214	3,534

Expenses:
Investment Advisory Fees	77	24	13	64	147
Administration, Fund Accounting and Transfer Agency Fees	12	11	6	30	54
Compliance Services Fees	—	1	—	2	5
Distribution and Service Fees — A Shares	—	6	4	10	21
Distribution and Service Fees — B Shares	—	17	20	65	47
Distribution and Service Fees — C Shares#	—	13	33	32	142
Dividend Expense on Securities Sold Short	42	—	—	—	—
Custodian Fees	13	4	5	5	5
Registration Fees	41	30	36	35	45
Trustee Fees	—	1	—	2	4
Other Fees	3	10	6	17	47

Total Expenses	188	117	123	262	517
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(53)	(30)	(39)	(28)	(17)
Less: Administration Fees Waived/Expenses Reimbursed	(1)	(87)	(1)	(5)	(11)

Net Expenses	134	—	83	229	489

Net Investment Income	45	303	270	985	3,045

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions**	1,974	(399)	12	(2,676)	(2,376)
Securities Sold Short	(429)	—	—	—	—
Capital Gain Received from Investments in Affiliated Investment Companies	—	—	65	129	521
Net Change in Unrealized Appreciation/Depreciation on
Investments**	1,224	9,154	1,740	21,213	35,788
Securities Sold Short	(160)	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	2,609	8,755	1,817	18,666	33,933

Change in Net Assets from Operations	$2,654	$9,058	$2,087	$19,651	$36,978

*	Effective August 1, 2009 the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund changed their names to the Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy, respectively.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the U.S. Equity 130/30 Fund and the Fund’s C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

**	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

99

STATEMENTS OF CASH FLOWS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010

	International
	Equity 130/30	Real Estate	U.S. Equity
	Fund	130/30 Fund	130/30 Fund

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$47,420	$4,692	$2,654
Adjustments to Reconcile Net Increase in Net Assets resulting from Operations to Net Cash Used in Operating Activities:
Purchases of Investment Securities	(947,421)	(78,105)	(51,087)
Proceeds from Investment Securities Sold	933,998	74,141	39,922
Purchases to Cover Securities Sold Short	(278,792)	(21,357)	(12,763)
Proceeds from Securities Sold Short	281,528	19,310	14,320
Net Realized (Gain)/Loss from Investments and Foreign Currency Transactions	(29,755)	(1,540)	(1,545)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	(16,387)	(2,874)	(1,064)
Change in Assets and Liabilities:
Decrease (Increase) in Assets:
Foreign Currency	(728)	—	—
Interest and Dividends Receivable	13	(83)	(9)
Reclaims Receivable	(47)	—	—
Receivable for Investment Securities Sold	(14,944)	(831)	(587)
Receivable from Adviser	—	(6)	1
Receivable for Capital Shares Issued	12	(27)	—
Prepaid Expenses	14	12	12
(Decrease) Increase in Liabilities:
Payable for Foreign Currency	514	—	—
Payable for Investment Securities Purchased	19,535	2,273	3,325
Unrealized Depreciation on Forward Foreign Currency Contracts	1	—	—
Dividends Payable for Securities Sold Short	29	(5)	—
Payable for Capital Shares Redeemed	(16)	—	286
Investment Advisory Fees Payable	42	12	4
Administration, Fund Accounting and Transfer Agent Fees Payable	—	—	1
Compliance Service Fees Payable	2	—	—
Custodian Fees Payable	10	3	2
Trustee Fees Payable	—	—	—
Accrued Expenses	(4)	(5)	(5)

Net Cash Used in Operating Activities	(4,976)	(4,390)	(6,533)

Cash Flows from Financing Activities:
Proceeds from Shares Issued	49,294	5,346	6,897
Cost of Shares Redeemed	(40,874)	(873)	(364)
Dividends and Distributions to Shareholders	(1,711)	(83)	—

Net Cash Provided by Financing Activities	6,709	4,390	6,533

Net Increase in Cash	1,733	—	—
Cash at beginning of period	—	—	—

Cash at end of period	$1,733	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

Non-cash financing activities not included herein consists of reinvestments of dividends of $224, $189 and $70 for International 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, respectively.

See Notes to Financial Statements.

100

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Emerging Growth		International Equity		International
	Stock Fund		Stock Fund		130/30 Fund		Equity Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$(889)	$(1,798)	$(466)	$(704)	$1,278	$595	$2,925	$19,791
Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	(7,773)	(39,836)	5,757	(31,321)	29,755	(56,752)	6,952	(339,550)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	71,662	(52,815)	30,637	(20,743)	16,387	(13,475)	106,660	(154,998)

Change in Net Assets from Operations	63,000	(94,449)	35,928	(52,768)	47,420	(69,632)	116,537	(474,757)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	(1,935)	(350)	(1,577)	(16,480)
A Shares#	—	—	—	—	—	—	(32)	(132)
C Shares#	—	—	—	—	—	—	—	(51)
Net Realized Gains:
I Shares	—	(4,869)	—	(3,009)	—	—	—	(14,078)
A Shares#	—	(12)	—	(11)	—	—	—	(135)
C Shares#	—	(38)	—	(2)	—	—	—	(87)

Total Dividends and Distributions	—	(4,919)	—	(3,022)	(1,935)	(350)	(1,609)	(30,963)

Change in Net Assets from Capital Transactions	(105,464)	(57,007)	(81,768)	4,558	8,644	135,174	(25,048)	(411,014)
Capital Contributions*	—	—	—	—	—	—	255	—

Change in Net Assets	(42,464)	(156,375)	(45,840)	(51,232)	54,129	65,192	90,135	(916,734)

Net Assets:
Beginning of Period	153,720	310,095	66,196	117,428	69,535	4,343	191,788	1,108,522

End of Period	$111,256	$153,720	$20,356	$66,196	$123,664	$69,535	$281,923	$191,788

Accumulated Net Investment Income (Loss), End of Period	$4	$(1)	$—	$(4)	$(501)	$50	$3,518	$1,467

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund and International Equity Fund and the Fund’s C Shares were no longer offered.

*	During the period, the Fund received payments in connection with a fair fund settlement.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

101

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Emerging Growth				International
	Stock Fund		Stock Fund		International Equity 130/30 Fund		Equity Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$28,850	$53,115	$22,172	$42,280	$49,292	$152,857	$65,931	$118,540
Dividends Reinvested	—	2,447	—	953	224	35	1,220	12,140
Cost of Shares Redeemed	(134,052)	(111,911)	(104,172)	(38,361)	(40,857)	(17,740)	(90,572)	(537,071)

Change in Net Assets from I Shares	(105,202)	(56,349)	(82,000)	4,872	8,659	135,152	(23,421)	(406,391)

A Shares#:
Proceeds from Shares Issued	1,774	72	406	23	2	34	3,433	395
Dividends Reinvested	—	10	—	10	—	—	29	233
Cost of Shares Redeemed	(329)	(330)	(117)	(321)	(15)	(15)	(1,693)	(4,055)

Change in Net Assets from A Shares	1,445	(248)	289	(288)	(13)	19	1,769	(3,427)

C Shares#:
Proceeds from Shares Issued	4	24	1	—	—	3	11	120
Dividends Reinvested	—	35	—	1	—	—	—	135
Cost of Shares Redeemed	(1,711)	(469)	(58)	(27)	(2)	—	(3,407)	(1,451)

Change in Net Assets from C Shares	(1,707)	(410)	(57)	(26)	(2)	3	(3,396)	(1,196)

Change in Net Assets from Capital Transactions	$(105,464)	$(57,007)	$(81,768)	$4,558	$8,644	$135,174	$(25,048)	$(411,014)

Share Transactions:
I Shares:
Issued	2,644	5,055	2,445	4,697	8,016	20,197	6,277	10,294
Reinvested	—	329	—	152	35	8	117	1,677
Redeemed	(13,847)	(11,216)	(10,955)	(5,105)	(6,774)	(3,653)	(9,988)	(61,938)

Change in I Shares	(11,203)	(5,832)	(8,510)	(256)	1,277	16,552	(3,594)	(49,967)

A Shares#:
Issued	172	10	40	2	—	4	372	37
Reinvested	—	1	—	2	—	—	3	33
Redeemed	(28)	(31)	(12)	(38)	(2)	(2)	(177)	(406)

Change in A Shares	144	(20)	28	(34)	(2)	2	198	(336)

C Shares#:
Issued	—	2	—	—	—	—	1	13
Reinvested	—	5	—	—	—	—	—	20
Redeemed	(174)	(49)	(7)	(2)	—	—	(398)	(159)

Change in C Shares	(174)	(42)	(7)	(2)	—	—	(397)	(126)

Change in Shares	(11,233)	(5,894)	(8,489)	(292)	1,275	16,554	(3,793)	(50,429)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund and International Equity Fund and those Funds’ C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

102

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International Equity		Large Cap Core		Large Cap Growth		Large Cap Quantitative
	Index Fund		Equity Fund		Stock Fund		Equity Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$23,025	$28,190	$4,554	$11,713	$733	$2,621	$434	$875
Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	(26,767)	(66,455)	28,078	(249,651)	27,887	(83,514)	10,005	(30,101)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	377,017	(434,336)	141,774	(170,157)	175,527	(116,311)	3,991	244

Change in Net Assets from Operations	373,275	(472,601)	174,406	(408,095)	204,147	(197,204)	14,430	(28,982)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(27,247)	(28,597)	(4,544)	(11,052)	(787)	(2,391)	(462)	(828)
A Shares#	(182)	(166)	(185)	(325)	(20)	(109)	(8)	(3)
C Shares#	—	(149)	(115)	(189)	—	(21)	(2)	(2)
Net Realized Gains:
I Shares	—	—	—	—	—	(3,045)	—	—
A Shares	—	—	—	—	—	(282)	—	—
C Shares	—	—	—	—	—	(124)	—	—

Total Dividends and Distributions	(27,429)	(28,912)	(4,844)	(11,566)	(807)	(5,972)	(472)	(833)

Change in Net Assets from Capital Transactions	(232,053)	262,410	(98,966)	(502,124)	(185,745)	(35,348)	(45,007)	(156,013)
Capital Contributions*	153	—	—	—	—	—	—	—

Change in Net Assets	113,946	(239,103)	70,596	(921,785)	17,595	(238,524)	(31,049)	(185,828)

Net Assets:
Beginning of Period	731,634	970,737	399,863	1,321,648	488,833	727,357	51,902	237,730

End of Period	$845,580	$731,634	$470,459	$399,863	$506,428	$488,833	$20,853	$51,902

Accumulated Net Investment Income (Loss), End of Period	$(1,121)	$993	$—	$140	$21	$95	$1	$39

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the International Equity Index Fund and Large Cap Quantitative Equity Fund and those Funds’ C Shares were no longer offered.

*	During the period, the Fund received payments in connection with a fair fund settlement.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

103

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International Equity		Large Cap Core		Large Cap Growth		Large Cap Quantitative
	Index Fund		Equity Fund		Stock Fund		Equity Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$249,746	$529,140	$87,252	$157,702	$80,027	$211,667	$472	$11,973
Dividends Reinvested	13,879	17,665	2,317	4,476	304	2,644	293	534
Cost of Shares Redeemed	(494,954)	(282,555)	(181,121)	(648,003)	(257,789)	(233,668)	(45,492)	(167,787)

Change in Net Assets from I Shares	(231,329)	264,250	(91,552)	(485,825)	(177,458)	(19,357)	(44,727)	(155,280)

A Shares#:
Proceeds from Shares Issued	3,061	399	505	639	1,287	1,115	318	—
Dividends Reinvested	157	130	166	290	19	378	7	3
Cost of Shares Redeemed	(1,039)	(1,189)	(3,737)	(7,405)	(7,106)	(11,919)	(189)	(369)

Change in Net Assets from A Shares	2,179	(660)	(3,066)	(6,476)	(5,800)	(10,426)	136	(366)

C Shares#:
Proceeds from Shares Issued	95	428	268	288	95	262	—	9
Dividends Reinvested	—	142	108	179	—	140	2	2
Cost of Shares Redeemed	(2,998)	(1,750)	(4,724)	(10,290)	(2,582)	(5,967)	(418)	(378)

Change in Net Assets from C Shares	(2,903)	(1,180)	(4,348)	(9,823)	(2,487)	(5,565)	(416)	(367)

Change in Net Assets from Capital Transactions	$(232,053)	$262,410	$(98,966)	$(502,124)	$(185,745)	$(35,348)	$(45,007)	$(156,013)

Share Transactions:
I Shares:
Issued	21,861	50,092	7,874	12,910	9,941	29,088	56	1,124
Reinvested	1,087	1,756	198	416	38	390	32	60
Redeemed	(39,988)	(22,588)	(15,791)	(60,168)	(30,569)	(26,260)	(5,270)	(14,455)

Change in I Shares	(17,040)	29,260	(7,719)	(46,842)	(20,590)	3,218	(5,182)	(13,271)

A Shares#:
Issued	256	31	44	54	166	146	37	—
Reinvested	13	13	14	27	3	62	1	—
Redeemed	(85)	(96)	(322)	(636)	(914)	(1,546)	(20)	(35)

Change in A Shares	184	(52)	(264)	(555)	(745)	(1,338)	18	(35)

C Shares#:
Issued	9	39	24	24	14	34	—	1
Reinvested	—	15	9	19	—	26	—	—
Redeemed	(265)	(157)	(413)	(907)	(369)	(839)	(51)	(38)

Change in C Shares	(256)	(103)	(380)	(864)	(355)	(779)	(51)	(37)

Change in Shares	(17,112)	29,105	(8,363)	(48,261)	(21,690)	1,101	(5,215)	(13,343)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the International Equity Index Fund and Large Cap Quantitative Equity Fund and those Funds’ C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

104

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Value		Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		Equity Fund		130/30 Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$20,941	$27,798	$537	$1,198	$5,994	$4,460	$278	$89
Net Realized Gain (Loss) from Investment Transactions	89,297	(350,018)	1,172	(22,234)	121,717	(87,838)	1,540	(3,026)
Net Change in Unrealized Appreciation/Depreciation on Investments	387,540	(142,544)	41,527	(41,706)	144,441	(13,072)	2,874	(722)

Change in Net Assets from Operations	497,778	(464,764)	43,236	(62,742)	272,152	(96,450)	4,692	(3,659)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(20,525)	(26,780)	(514)	(1,090)	(6,968)	(4,291)	(269)	(91)
A Shares*#	(432)	(747)	(20)	(40)	(100)	(58)	(3)	—
C Shares#	(181)	(309)	(4)	(20)	(20)	(18)	—	—
Net Realized Gains:
I Shares	—	—	—	(5,269)	—	—	—	(76)
A Shares*#	—	—	—	(287)	—	—	—	—
C Shares#	—	—	—	(262)	—	—	—	—
Tax Return of Capital:
I Shares	—	—	—	—	—	—	—	(23)

Total Dividends and Distributions	(21,138)	(27,836)	(538)	(6,968)	(7,088)	(4,367)	(272)	(190)

Change in Net Assets from Capital Transactions	(172,453)	555,783	(28,758)	(50,619)	344,817	66,912	4,662	3,245

Change in Net Assets	304,187	63,183	13,940	(120,329)	609,881	(33,905)	9,082	(604)

Net Assets:
Beginning of Period	1,038,403	975,220	81,136	201,465	235,896	269,801	4,569	5,173

End of Period	$1,342,590	$1,038,403	$95,076	$81,136	$845,777	$235,896	$13,651	$4,569

Accumulated Net Investment Income (Loss), End of Period	$—	$194	$1	$2	$—	$82	$35	$—

*	Commencement of Operations for Real Estate 130/30 A Shares was May 21, 2009.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Real Estate 130/30 Fund and the Fund’s C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

105

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Value		Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		Equity Fund		130/30 Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$305,698	$754,480	$20,641	$15,260	$452,188	$141,200	$5,245	$3,054
Dividends Reinvested	10,661	13,952	358	4,962	2,710	1,982	186	188
Cost of Shares Redeemed	(484,877)	(200,154)	(48,490)	(67,839)	(140,883)	(71,913)	(870)	(2)

Change in Net Assets from I Shares	(168,518)	568,278	(27,491)	(47,617)	314,015	71,269	4,561	3,240

A Shares*#:
Proceeds from Shares Issued	2,350	1,097	199	169	32,848	919	101	—
Dividends Reinvested	411	711	19	307	96	52	3	—
Cost of Shares Redeemed	(4,331)	(9,725)	(744)	(2,156)	(4,315)	(4,308)	—	—

Change in Net Assets from A Shares	(1,570)	(7,917)	(526)	(1,680)	28,629	(3,337)	104	—

C Shares*#:
Proceeds from Shares Issued	313	247	58	112	2,590	82	—	5
Dividends Reinvested	170	292	4	259	18	17	—	—
Cost of Shares Redeemed	(2,848)	(5,117)	(803)	(1,693)	(435)	(1,119)	(3)	—

Change in Net Assets from C Shares	(2,365)	(4,578)	(741)	(1,322)	2,173	(1,020)	(3)	5

Change in Net Assets from Capital Transactions	$(172,453)	$555,783	$(28,758)	$(50,619)	$344,817	$66,912	$4,662	$3,245

Share Transactions:
I Shares:
Issued	30,046	71,004	2,616	1,794	50,314	17,733	837	557
Reinvested	1,037	1,435	43	750	290	266	30	34
Redeemed	(45,969)	(20,239)	(5,905)	(7,116)	(14,519)	(9,143)	(141)	—

Change in I Shares	(14,886)	52,200	(3,246)	(4,572)	36,085	8,856	726	591

A Shares*#:
Issued	228	113	27	20	3,288	117	21	—
Reinvested	40	72	2	50	10	7	1	—
Redeemed	(433)	(974)	(95)	(267)	(444)	(486)	—	—

Change in A Shares	(165)	(789)	(66)	(197)	2,854	(362)	22	—

C Shares*#:
Issued	31	24	8	17	271	10	—	1
Reinvested	17	31	—	47	2	3	—	—
Redeemed	(282)	(509)	(111)	(213)	(47)	(136)	(1)	—

Change in C Shares	(234)	(454)	(103)	(149)	226	(123)	(1)	1

Change in Shares	(15,285)	50,957	(3,415)	(4,918)	39,165	8,371	747	592

*	Commencement of Operations for Real Estate 130/30 A Shares was May 21, 2009.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Real Estate 130/30 Fund and the Fund’s C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

106

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap		Small Cap		U.S. Equity
	Growth Stock Fund		Growth Stock Fund		Value Equity Fund		130/30 Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$54	$278	$(2,757)	$(1,467)	$6,110	$6,431	$45	$27
Net Realized Gain (Loss) from Investment Transactions	(165)	(14,703)	21,981	(114,186)	33,835	(95,887)	1,545	(1,676)
Net Change in Unrealized Appreciation/Depreciation on Investments	42,564	(22,976)	132,405	(68,531)	165,599	(48,980)	1,064	140

Change in Net Assets from Operations	42,453	(37,401)	151,629	(184,184)	205,544	(138,436)	2,654	(1,509)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(100)	(278)	—	—	(6,057)	(6,421)	(70)	(26)
A Shares#	—	—	—	—	(105)	(51)	—	—
C Shares#	—	—	—	—	(61)	(183)	—	—
Tax Return of Capital:
I Shares	3	(29)	—	—	—	—	—	—
A Shares#	—	—	—	—	—	—	—	—
C Shares#	—	—	—	—	—	—	—	—
Net Realized Gains:
I Shares	—	—	—	—	—	(6,363)	—	—
A Shares#	—	—	—	—	—	(58)	—	—
C Shares#	—	—	—	—	—	(261)	—	—

Total Dividends and Distributions	(103)	(307)	—	—	(6,223)	(13,337)	(70)	(26)

Change in Net Assets from Capital Transactions	(19,918)	24,804	(60,747)	(48,895)	119,120	(15,305)	6,603	448

Change in Net Assets	22,432	(12,904)	90,882	(233,079)	318,441	(167,078)	9,187	(1,087)

Net Assets:
Beginning of Period	110,952	123,856	288,409	521,488	329,476	496,554	3,294	4,381

End of Period	$133,384	$110,952	$379,291	$288,409	$647,917	$329,476	$12,481	$3,294

Accumulated Net Investment Income (Loss), End of Period	$—	$—	$(1)	$(4)	$173	$286	$(14)	$3

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the U.S. Equity 130/30 Fund and the Fund’s C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

107

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap		Small Cap		U.S.
	Growth Stock Fund		Growth Stock Fund		Value Equity Fund		Equity 130/30 Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$33,802	$58,405	$71,797	$130,179	$221,043	$109,452	$6,897	$423
Dividends Reinvested	50	135	—	—	5,513	11,304	70	26
Cost of Shares Redeemed	(51,775)	(29,528)	(130,256)	(172,923)	(120,802)	(129,771)	(364)	(1)

Change in Net Assets from I Shares	(17,923)	29,012	(58,459)	(42,744)	105,754	(9,015)	6,603	448

A Shares#:
Proceeds from Shares Issued	30	371	796	537	15,087	306	—	—
Dividends Reinvested	—	—	—	—	82	81	—	—
Cost of Shares Redeemed	(35)	(544)	(1,959)	(3,477)	(2,270)	(1,646)	—	—

Change in Net Assets from A Shares	(5)	(173)	(1,163)	(2,940)	12,899	(1,259)	—	—

C Shares#:
Proceeds from Shares Issued	101	194	258	219	2,814	258	—	—
Dividends Reinvested	—	—	—	—	58	419	—	—
Cost of Shares Redeemed	(2,091)	(4,229)	(1,383)	(3,430)	(2,405)	(5,708)	—	—

Change in Net Assets from C Shares	(1,990)	(4,035)	(1,125)	(3,211)	467	(5,031)	—	—

Change in Net Assets from Capital Transactions	$(19,918)	$24,804	$(60,747)	$(48,895)	$119,120	$(15,305)	$6,603	$448

Share Transactions:
I Shares:
Issued	1,374	2,623	6,435	11,194	21,588	11,948	882	76
Reinvested	2	6	—	—	517	1,357	9	4
Redeemed	(2,109)	(1,205)	(11,582)	(15,349)	(11,773)	(13,557)	(45)	—

Change in I Shares	(733)	1,424	(5,147)	(4,155)	10,332	(252)	846	80

A Shares#:
Issued	1	13	72	49	1,445	35	—	—
Reinvested	—	—	—	—	7	10	—	—
Redeemed	(1)	(24)	(184)	(303)	(214)	(188)	—	—

Change in A Shares	—	(11)	(112)	(254)	1,238	(143)	—	—

C Shares#:
Issued	5	10	26	20	284	34	—	—
Reinvested	—	—	—	—	6	53	—	—
Redeemed	(93)	(187)	(147)	(354)	(252)	(635)	—	—

Change in C Shares	(88)	(177)	(121)	(334)	38	(548)	—	—

Change in Shares	(821)	1,236	(5,380)	(4,743)	11,608	(943)	846	80

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the U.S. Equity 130/30 Fund and the Fund’s C Shares were no longer offered.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

108

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Conservative		Growth		Moderate
	Allocation Strategy*		Allocation Strategy*		Allocation Strategy*		Allocation Strategy*
	04/01/09-	04/01/08-	04/01/08-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$303	$298	$270	$369	$985	$1,614	$3,045	$4,417
Net Realized Gain (Loss) from Investment Transactions**	(399)	(835)	12	(356)	(2,676)	(1,049)	(2,376)	(2,262)
Capital Gain (Loss) Received from Investments in Affiliated Investment Companies	—	92	65	10	129	203	521	291
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency**	9,154	(10,097)	1,740	(733)	21,213	(20,909)	35,788	(30,770)

Change in Net Assets from Operations	9,058	(10,542)	2,087	(710)	19,651	(20,141)	36,978	(28,324)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(253)	(307)	(132)	(214)	(842)	(1,496)	(2,711)	(4,363)
A Shares	(22)	(35)	(39)	(28)	(51)	(95)	(138)	(253)
B Shares	(21)	(30)	(49)	(157)	(102)	(225)	(97)	(246)
C Shares	(11)	(11)	(60)	(41)	(33)	(75)	(196)	(451)
Net Realized Gains:
I Shares	—	(3,205)	(6)	(54)	—	(6,627)	—	(6,073)
A Shares	—	(446)	(2)	(8)	—	(458)	—	(388)
B Shares	—	(546)	(2)	(47)	—	(1,294)	—	(408)
C Shares	—	(256)	(4)	(10)	—	(501)	—	(830)
Tax Return of Capital:
I Shares	—	(2)	—	—	—	—	—	—

Total Dividends and Distributions	(307)	(4,838)	(294)	(559)	(1,028)	(10,771)	(3,142)	(13,012)

Change in Net Assets from Capital Transactions	1,788	(4,226)	4,827	(927)	(2,314)	(9,998)	(6,865)	(18,191)
Capital Contributions from Administrator***	4	—	—	—	—	—	—	—

Change in Net Assets	10,543	(19,606)	6,620	(2,196)	16,309	(40,910)	26,971	(59,527)

Net Assets:
Beginning of Period	18,214	37,820	9,387	11,583	53,748	94,658	127,880	187,407

End of Period	$28,757	$18,214	$16,007	$9,387	$70,057	$53,748	$154,851	$127,880

Accumulated Net Investment Income (Loss), End of Period	$—	$—	$53	$17	$59	$15	$397	$142

*	Effective August 1, 2009, the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund changed their names to the Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy, respectively.
**	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Allocation Strategy Funds are attributable to the underlying investments in affiliated investment companies.
***	Capital contributions represent Fund operating expense waivers in excess of total Fund operating expenses.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

109

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Conservative		Growth		Moderate
	Allocation Strategy*		Allocation Strategy*		Allocation Strategy*		Allocation Strategy*
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$7,328	$4,221	$3,746	$1,245	$9,439	$9,748	$24,804	$25,338
Dividends Reinvested	245	3,393	132	262	834	8,108	2,618	10,135
Cost of Shares Redeemed	(5,277)	(11,697)	(2,054)	(2,303)	(10,505)	(24,373)	(33,531)	(47,452)

Change in Net Assets from I Shares	2,296	(4,083)	1,824	(796)	(232)	(6,517)	(6,109)	(11,979)

A Shares:
Proceeds from Shares Issued	399	107	3,228	168	345	99	2,447	354
Dividends Reinvested	21	470	33	23	49	535	130	605
Cost of Shares Redeemed	(601)	(296)	(879)	(197)	(510)	(1,241)	(1,387)	(1,633)

Change in Net Assets from A Shares	(181)	281	2,382	(6)	(116)	(607)	1,190	(674)

B Shares:
Proceeds from Shares Issued	—	—	25	119	5	74	—	72
Dividends Reinvested	21	570	50	188	96	1,430	93	622
Cost of Shares Redeemed	(338)	(1,170)	(1,312)	(1,663)	(1,520)	(3,438)	(1,817)	(2,907)

Change in Net Assets from B Shares	(317)	(600)	(1,237)	(1,356)	(1,419)	(1,934)	(1,724)	(2,213)

C Shares:
Proceeds from Shares Issued	182	235	2,138	1,453	98	138	1,427	762
Dividends Reinvested	11	267	27	38	32	554	186	1,225
Cost of Shares Redeemed	(203)	(326)	(307)	(260)	(677)	(1,632)	(1,835)	(5,312)

Change in Net Assets from C Shares	(10)	176	1,858	1,231	(547)	(940)	(222)	(3,325)

Change in Net Assets from Capital Transactions	$1,788	$(4,226)	$4,827	$(927)	$(2,314)	$(9,998)	$(6,865)	$(18,191)

Share Transactions:
I Shares:
Issued	1,119	562	338	119	1,099	1,109	2,756	2,867
Reinvested	36	619	12	25	95	1,078	285	1,214
Redeemed	(797)	(1,281)	(187)	(225)	(1,240)	(2,586)	(3,683)	(4,970)

Change in I Shares	358	(100)	163	(81)	(46)	(399)	(642)	(889)

A Shares:
Issued	58	15	288	15	40	10	261	38
Reinvested	3	87	3	2	6	70	14	73
Redeemed	(90)	(38)	(78)	(18)	(58)	(130)	(152)	(189)

Change in A Shares	(29)	64	213	(1)	(12)	(50)	123	(78)

B Shares:
Issued	—	—	2	10	1	7	—	7
Reinvested	3	108	5	18	11	192	10	75
Redeemed	(54)	(160)	(121)	(159)	(178)	(376)	(198)	(324)

Change in B Shares	(51)	(52)	(114)	(131)	(166)	(177)	(188)	(242)

C Shares:
Issued	27	28	199	148	11	13	156	84
Reinvested	2	50	2	4	4	75	21	148
Redeemed	(31)	(35)	(28)	(26)	(80)	(176)	(205)	(599)

Change in C Shares	(2)	43	173	126	(65)	(88)	(28)	(367)

Change in Shares	276	(45)	435	(87)	(289)	(714)	(735)	(1,576)

*	Effective August 1, 2009, the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund changed their names to the Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

110

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio	Net
				Net								of	Investment	Ratio of
				Realized								Net	Income	Expenses to
				and			Distributions		Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Assets
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2010	$7.73	$(0.08	)(a)	$5.21	$5.13	$—	$—	$—	$12.86	66.36%	$108,754	1.21%	(0.77)%	1.21%	27%
Year Ended March 31, 2009	12.03	(0.09)		(3.99)	(4.08)	—	(0.22)	(0.22)	7.73	(33.89)	152,030	1.16	(0.72)	1.16	27
Year Ended March 31, 2008	12.64	(0.09	)(a)	(0.11)	(0.20)	—	(0.41)	(0.41)	12.03	(2.12)	306,709	1.16	(0.70)	1.16	59
Year Ended March 31, 2007	12.24	(0.09	)(a)	0.49	0.40	—	—	—	12.64	3.27	323,303	1.17	(0.79)	1.17	49
Year Ended March 31, 2006	9.89	(0.07	)(a)	2.42	2.35	—	—	—	12.24	23.77	254,412	1.19	(0.61)	1.23	30
A Shares
Year Ended March 31, 2010	7.61	(0.13	)(a)	5.14	5.01	—	—	—	12.62	65.83	2,502	1.52	(1.12)	1.52	27
Year Ended March 31, 2009	11.88	(0.12)		(3.93)	(4.05)	—	(0.22)	(0.22)	7.61	(34.06)	416	1.46	(1.01)	1.46	27
Year Ended March 31, 2008	12.53	(0.13	)(a)	(0.11)	(0.24)	—	(0.41)	(0.41)	11.88	(2.46)	893	1.46	(0.99)	1.46	59
Year Ended March 31, 2007	12.16	(0.12	)(a)	0.49	0.37	—	—	—	12.53	3.04	553	1.47	(1.10)	1.47	49
Year Ended March 31, 2006	9.84	(0.10	)(a)	2.42	2.32	—	—	—	12.16	23.58	331	1.50	(0.94)	1.55	30
Emerging Growth Stock Fund
I Shares
Year Ended March 31, 2010	6.43	(0.07	)(a)	4.87	4.80	—	—	—	11.23	74.65	19,793	1.20	(0.82)	1.24	87
Year Ended March 31, 2009	11.08	(0.06	)(a)	(4.33)	(4.39)	—	(0.26)	(0.26)	6.43	(39.58)	66,005	1.17	(0.68)	1.17	71
Year Ended March 31, 2008	12.97	(0.10	)(a)	(0.41)	(0.51)	—	(1.38)	(1.38)	11.08	(6.29)	116,703	1.17	(0.71)	1.17	117
Year Ended March 31, 2007	12.83	(0.10	)(a)	0.24	0.14	—	—	—	12.97	1.09	111,078	1.17	(0.85)	1.18	103
Year Ended March 31, 2006	9.38	(0.09	)(a)	3.54	3.45	—	—	—	12.83	36.78	48,369	1.20	(0.84)	1.24	107
A Shares
Year Ended March 31, 2010	6.31	(0.11	)(a)	4.79	4.68	—	—	—	10.99	74.17	563	1.52	(1.20)	1.64	87
Year Ended March 31, 2009	10.92	(0.09	)(a)	(4.26)	(4.35)	—	(0.26)	(0.26)	6.31	(39.80)	150	1.47	(1.00)	1.47	71
Year Ended March 31, 2008	12.83	(0.14	)(a)	(0.39)	(0.53)	—	(1.38)	(1.38)	10.92	(6.52)	632	1.47	(1.01)	1.47	117
Year Ended March 31, 2007	12.74	(0.14	)(a)	0.23	0.09	—	—	—	12.83	0.71	615	1.48	(1.16)	1.49	103
Year Ended March 31, 2006	9.34	(0.13	)(a)	3.53	3.40	—	—	—	12.74	36.30	227	1.51	(1.16)	1.55	107
International Equity 130/30 Fund(4)(5)
I Shares
Year Ended March 31, 2010	4.08	0.08		2.70	2.78	(0.11)	—	(0.11)	6.75	68.36	123,661	2.94	1.22	2.94	628
Year Ended March 31, 2009	8.69	0.04	(a)	(4.63)	(4.59)	(0.02)	—	(0.02)	4.08	(52.80)	69,523	2.82	0.77	2.87	491
Period Ended March 31, 2008	10.00	(0.01)		(1.30)	(1.31)	—	—	—	8.69	(13.10)	4,343	3.29	(0.58)	7.38 (b)	120
A Shares
Year Ended March 31, 2010	4.08	0.07		2.70	2.77	(0.08)	—	(0.08)	6.77	67.87	3	3.65	2.34	3.65	628
Period Ended March 31, 2009	8.09	—		(4.00)	(4.00)	(0.01)	—	(0.01)	4.08	(49.40)	10	3.13	(0.12)	3.17	491
International Equity Fund
I Shares
Year Ended March 31, 2010	6.38	0.11	(a)	4.28	4.39	(0.06)	—	(0.06)	10.71	68.80 (c)	273,819	1.25	1.17	1.30	95
Year Ended March 31, 2009	13.77	0.35		(7.28)	(6.93)	(0.25)	(0.21)	(0.46)	6.38	(50.68)	185,862	1.24	2.93	1.25	193
Year Ended March 31, 2008	16.83	0.34	(a)	(0.76)	(0.42)	(0.34)	(2.30)	(2.64)	13.77	(4.16)	1,089,572	1.21	2.06	1.21	141
Year Ended March 31, 2007	14.49	0.20		2.41	2.61	(0.27)	—	(0.27)	16.83	18.21	1,165,510	1.22	1.31	1.22	81
Year Ended March 31, 2006	11.77	0.16		2.72	2.88	(0.16)	—	(0.16)	14.49	24.47 #	926,845	1.31	1.40	1.32	59
A Shares
Year Ended March 31, 2010	6.32	0.09	(a)	4.22	4.31	(0.04)	—	(0.04)	10.59	68.22 (c)	8,104	1.55	0.68	1.59	95
Year Ended March 31, 2009	13.61	0.33		(7.21)	(6.88)	(0.20)	(0.21)	(0.41)	6.32	(50.84)	3,580	1.54	2.71	1.54	193
Year Ended March 31, 2008	16.67	0.28	(a)	(0.74)	(0.46)	(0.30)	(2.30)	(2.60)	13.61	(4.45)	12,288	1.51	1.70	1.51	141
Year Ended March 31, 2007	14.34	0.16		2.40	2.56	(0.23)	—	(0.23)	16.67	18.00	14,277	1.52	1.05	1.52	81
Year Ended March 31, 2006	11.64	0.11		2.70	2.81	(0.11)	—	(0.11)	14.34	24.15 #	11,805	1.62	1.14	1.63	59

See Notes to Financial Highlights and Notes to Financial Statements.

111

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio	Net
				Net										of	Investment	Ratio of
				Realized										Net	Income	Expenses to
				and				Distributions			Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Assets
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
International Equity Index Fund
I Shares
Year Ended March 31, 2010	$8.75	$0.34		$4.03	$4.37	$(0.40)		$—	$(0.40)		$12.72	49.93%	$839,582	0.64%	2.46%	0.64%	36%
Year Ended March 31, 2009	17.82	0.60		(9.05)	(8.45)	(0.62)		—	(0.62)		8.75	(47.89)	726,931	0.61	3.63	0.61	47
Year Ended March 31, 2008	18.64	0.53		(0.86)	(0.33)	(0.49)		—	(0.49)		17.82	(2.03)	958,514	0.59	2.74	0.59	13
Year Ended March 31, 2007	15.81	0.35		2.84	3.19	(0.36)		—	(0.36)		18.64	20.27	994,685	0.61	1.99	0.61	8
Year Ended March 31, 2006	12.83	0.25		2.94	3.19	(0.21)		—	(0.21)		15.81	25.06 #	774,008	0.76	1.84	0.78	7
A Shares
Year Ended March 31, 2010	8.69	0.25		4.05	4.30	(0.38)		—	(0.38)		12.61	49.46	5,998	0.94	1.72	0.94	36
Year Ended March 31, 2009	17.67	0.52		(8.93)	(8.41)	(0.57)		—	(0.57)		8.69	(48.04)	2,533	0.91	3.48	0.91	47
Year Ended March 31, 2008	18.49	0.46		(0.84)	(0.38)	(0.44)		—	(0.44)		17.67	(2.29)	6,052	0.89	2.40	0.89	13
Year Ended March 31, 2007	15.66	0.28		2.84	3.12	(0.29)		—	(0.29)		18.49	20.03	5,921	0.91	1.69	0.91	8
Year Ended March 31, 2006	12.69	0.25		2.87	3.12	(0.15)		—	(0.15)		15.66	24.74 #	8,666	1.09	1.58	1.12	7
Large Cap Core Equity Fund
I Shares
Year Ended March 31, 2010	8.98	0.12		4.03	4.15	(0.12)		—	(0.12)		13.01	46.42%	422,673	0.83%	1.04%	0.92%	81%
Year Ended March 31, 2009	14.25	0.19		(5.28)	(5.09)	(0.18)		—	(0.18)		8.98	(35.88)	361,038	0.87	1.35	0.88	89
Year Ended March 31, 2008	17.79	0.21		(1.81)	(1.60)	(0.21	)(d)	(1.73)	(1.94	)(d)	14.25	(10.32)	1,239,965	0.86	1.23	0.86	78
Year Ended March 31, 2007	17.20	0.25		1.87	2.12	(0.26)		(1.27)	(1.53)		17.79	12.51	1,554,971	0.85	1.41	0.85	58
Year Ended March 31, 2006	16.07	0.18		1.83	2.01	(0.18)		(0.70)	(0.88)		17.20	12.76	1,396,362	0.90	1.15	0.90	55
A Shares
Year Ended March 31, 2010	9.08	0.09		4.08	4.17	(0.10)		—	(0.10)		13.15	46.11	21,511	1.08	0.79	1.17	81
Year Ended March 31, 2009	14.40	0.14		(5.31)	(5.17)	(0.15)		—	(0.15)		9.08	(36.02)	17,254	1.12	1.13	1.12	89
Year Ended March 31, 2008	17.97	0.17		(1.84)	(1.67)	(0.17	)(d)	(1.73)	(1.90	)(d)	14.40	(10.60)	35,341	1.11	0.97	1.11	78
Year Ended March 31, 2007	17.36	0.20		1.89	2.09	(0.21)		(1.27)	(1.48)		17.97	12.25	46,878	1.10	1.19	1.10	58
Year Ended March 31, 2006	16.21	0.14		1.85	1.99	(0.14)		(0.70)	(0.84)		17.36	12.50	45,851	1.15	0.90	1.15	55
C Shares
Year Ended March 31, 2010	8.84	—		3.97	3.97	(0.05)		—	(0.05)		12.76	44.99	26,275	1.83	0.04	1.92	81
Year Ended March 31, 2009	14.03	0.05		(5.17)	(5.12)	(0.07)		—	(0.07)		8.84	(36.51)	21,571	1.87	0.38	1.87	89
Year Ended March 31, 2008	17.56	0.04		(1.79)	(1.75)	(0.05	)(d)	(1.73)	(1.78	)(d)	14.03	(11.27)	46,342	1.86	0.23	1.86	78
Year Ended March 31, 2007	17.00	0.08		1.84	1.92	(0.09)		(1.27)	(1.36)		17.56	11.40	68,436	1.85	0.42	1.85	58
Year Ended March 31, 2006	15.89	0.02		1.81	1.83	(0.02)		(0.70)	(0.72)		17.00	11.69	78,348	1.90	0.15	1.90	55
Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2010	6.57	0.01		3.02	3.03	(0.01)		—	(0.01)		9.59	46.20	443,918	0.99	0.19	1.04	62
Year Ended March 31, 2009	9.95	0.04		(3.33)	(3.29)	(0.04)		(0.05)	(0.09)		6.57	(33.16)	439,356	0.99	0.54	1.03	85
Year Ended March 31, 2008	12.86	0.05		0.49	0.54	(0.05)		(3.40)	(3.45)		9.95	0.92	633,291	1.00	0.45	1.01	109
Year Ended March 31, 2007	12.83	0.06	(a)	0.58	0.64	(0.06)		(0.55)	(0.61)		12.86	5.08	1,105,504	0.98	0.48	0.98	79
Year Ended March 31, 2006	12.22	0.03	(a)	0.86	0.89	(0.02)		(0.26)	(0.28)		12.83	7.33	1,296,236	1.06	0.22	1.07	74
A Shares
Year Ended March 31, 2010	6.11	(0.01)		2.81	2.80	—		—	—		8.91	45.90	44,994	1.29	(0.11)	1.34	62
Year Ended March 31, 2009	9.27	0.02		(3.11)	(3.09)	(0.02)		(0.05)	(0.07)		6.11	(33.40)	35,431	1.30	0.19	1.33	85
Year Ended March 31, 2008	12.19	0.02		0.49	0.51	(0.03)		(3.40)	(3.43)		9.27	0.68	66,115	1.30	0.16	1.31	109
Year Ended March 31, 2007	12.20	0.02	(a)	0.56	0.58	(0.04)		(0.55)	(0.59)		12.19	4.69	80,848	1.28	0.18	1.28	79
Year Ended March 31, 2006	11.66	(0.03	)(a)	0.83	0.80	—		(0.26)	(0.26)		12.20	6.97	104,733	1.50	(0.22)	1.50	74
C Shares
Year Ended March 31, 2010	5.49	(0.06)		2.51	2.45	—		—	—		7.94	44.63	17,516	1.99	(0.81)	2.04	62
Year Ended March 31, 2009	8.37	(0.04)		(2.78)	(2.82)	(0.01)		(0.05)	(0.06)		5.49	(33.77)	14,046	2.00	(0.52)	2.03	85
Year Ended March 31, 2008	11.36	(0.06)		0.48	0.42	(0.01)		(3.40)	(3.41)		8.37	(0.08)	27,949	2.00	(0.54)	2.01	109
Year Ended March 31, 2007	11.46	(0.06	)(a)	0.52	0.46	(0.01)		(0.55)	(0.56)		11.36	3.96	37,356	1.98	(0.52)	1.98	79
Year Ended March 31, 2006	11.04	(0.09	)(a)	0.77	0.68	—		(0.26)	(0.26)		11.46	6.27	51,883	2.07	(0.79)	2.08	74

See Notes to Financial Highlights and Notes to Financial Statements.

112

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio	Net
				Net										of	Investment	Ratio of
				Realized										Net	Income	Expenses to
				and				Distributions			Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Assets
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Large Cap Quantitative Equity Fund
I Shares
Year Ended March 31, 2010	$7.22	$0.17		$3.32	$3.49	$(0.16)		$—	$(0.16)		$10.55	48.74%	$20,284	0.80%	1.41%	1.07%	523%
Year Ended March 31, 2009	11.58	0.11		(4.37)	(4.26)	(0.10)		—	(0.10)		7.22	(36.93)	51,282	0.95	0.94	0.97	500
Year Ended March 31, 2008	14.08	0.09	(a)	(0.85)	(0.76)	(0.09	)(d)	(1.65)	(1.74	)(d)	11.58	(6.68)	235,925	0.92	0.63	0.92	399
Year Ended March 31, 2007	13.75	0.07	(a)	0.69	0.76	(0.06)		(0.37)	(0.43)		14.08	5.63	309,126	0.92	0.48	0.92	450
Year Ended March 31, 2006	13.25	0.01	(a)	1.55	1.56	—		(1.06)	(1.06)		13.75	12.17	284,727	0.99	0.07	1.02	432
A Shares
Year Ended March 31, 2010	7.15	0.13		3.31	3.44	(0.15)		—	(0.15)		10.44	48.42	569	0.93	1.30	1.33	523
Year Ended March 31, 2009	11.47	0.08		(4.32)	(4.24)	(0.08)		—	(0.08)		7.15	(37.10)	268	1.21	0.69	1.22	500
Year Ended March 31, 2008	13.97	0.05	(a)	(0.84)	(0.79)	(0.06	)(d)	(1.65)	(1.71	)(d)	11.47	(6.96)	830	1.17	0.37	1.17	399
Year Ended March 31, 2007	13.65	0.03	(a)	0.69	0.72	(0.03)		(0.37)	(0.40)		13.97	5.38	944	1.17	0.24	1.17	450
Year Ended March 31, 2006	13.18	(0.02	)(a)	1.55	1.53	—		(1.06)	(1.06)		13.65	11.90	1,181	1.23	(0.17)	1.27	432
Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2010	7.99	0.17		3.72	3.89	(0.17)		—	(0.17)		11.71	49.03	1,288,962	0.81	1.67	0.82	105
Year Ended March 31, 2009	12.35	0.25		(4.36)	(4.11)	(0.25)		—	(0.25)		7.99	(33.65)	998,608	0.82	2.50	0.82	114
Year Ended March 31, 2008	15.13	0.28		(1.16)	(0.88)	(0.28)		(1.62)	(1.90)		12.35	(7.07)	898,491	0.83	1.93	0.83	116
Year Ended March 31, 2007	13.85	0.23		1.85	2.08	(0.23)		(0.57)	(0.80)		15.13	15.26	893,491	0.83	1.62	0.83	95
Year Ended March 31, 2006	12.59	0.23		1.26	1.49	(0.23)		—	(0.23)		13.85	11.93	766,547	0.85	1.74	0.86	104
A Shares
Year Ended March 31, 2010	7.96	0.14		3.71	3.85	(0.15)		—	(0.15)		11.66	48.59	33,805	1.11	1.37	1.12	105
Year Ended March 31, 2009	12.30	0.24		(4.36)	(4.12)	(0.22)		—	(0.22)		7.96	(33.83)	24,385	1.12	2.17	1.12	114
Year Ended March 31, 2008	15.08	0.24		(1.16)	(0.92)	(0.24)		(1.62)	(1.86)		12.30	(7.37)	47,400	1.13	1.63	1.13	116
Year Ended March 31, 2007	13.82	0.19		1.83	2.02	(0.19)		(0.57)	(0.76)		15.08	14.81	62,390	1.13	1.32	1.13	95
Year Ended March 31, 2006	12.56	0.19		1.26	1.45	(0.19)		—	(0.19)		13.82	11.61	67,845	1.16	1.43	1.17	104
C Shares
Year Ended March 31, 2010	7.87	0.07		3.65	3.72	(0.10)		—	(0.10)		11.49	47.43	19,823	1.81	0.67	1.82	105
Year Ended March 31, 2009	12.16	0.16		(4.31)	(4.15)	(0.14)		—	(0.14)		7.87	(34.28)	15,410	1.82	1.46	1.82	114
Year Ended March 31, 2008	14.92	0.14		(1.14)	(1.00)	(0.14)		(1.62)	(1.76)		12.16	(7.93)	29,329	1.83	0.92	1.83	116
Year Ended March 31, 2007	13.68	0.09		1.81	1.90	(0.09)		(0.57)	(0.66)		14.92	14.04	40,223	1.83	0.62	1.83	95
Year Ended March 31, 2006	12.43	0.09		1.25	1.34	(0.09)		—	(0.09)		13.68	10.86	44,257	1.85	0.74	1.86	104

See Notes to Financial Highlights and Notes to Financial Statements.

113

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio	Net
				Net											of	Investment	Ratio of
				Realized											Net	Income	Expenses to
				and				Distributions				Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends		from		Total		Asset			to	to	Assets
	Value,	Investment		Gains		from Net		Realized		Dividends		Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital		and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains		Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Mid-Cap Core Equity Fund
I Shares
Year Ended March 31, 2010	$6.24	$0.06		$3.66	$3.72	$(0.05)		$—		$(0.05)		$9.91	59.77%	$85,806	1.02%	0.63%	1.11%	91%
Year Ended March 31, 2009	11.26	0.09		(4.60)	(4.51)	(0.08)		(0.43)		(0.51)		6.24	(40.27)	74,341	1.09	0.91	1.09	52
Year Ended March 31, 2008	13.89	0.08	(a)	(1.28)	(1.20)	(0.09)		(1.34)		(1.43)		11.26	(9.73)	185,543	1.07	0.56	1.07	58
Year Ended March 31, 2007	13.67	0.06		1.21	1.27	(0.06)		(0.99)		(1.05)		13.89	9.59	333,976	1.07	0.43	1.07	189
Year Ended March 31, 2006	12.03	0.07		2.26	2.33	(0.07)		(0.62)		(0.69)		13.67	19.68	410,459	1.12	0.63	1.13	138
A Shares
Year Ended March 31, 2010	5.91	0.03		3.45	3.48	(0.03)		—		(0.03)		9.36	59.07	5,073	1.31	0.33	1.41	91
Year Ended March 31, 2009	10.70	0.06		(4.36)	(4.30)	(0.06)		(0.43)		(0.49)		5.91	(40.41)	3,592	1.39	0.63	1.39	52
Year Ended March 31, 2008	13.28	0.04	(a)	(1.22)	(1.18)	(0.06)		(1.34)		(1.40)		10.70	(10.02)	8,614	1.37	0.29	1.37	58
Year Ended March 31, 2007	13.12	0.02		1.16	1.18	(0.03)		(0.99)		(1.02)		13.28	9.28	11,773	1.37	0.12	1.37	189
Year Ended March 31, 2006	11.57	0.03		2.17	2.20	(0.03)		(0.62)		(0.65)		13.12	19.32	16,009	1.47	0.25	1.48	138
C Shares
Year Ended March 31, 2010	5.27	(0.02)		3.08	3.06	(0.01)		—		(0.01)		8.32	58.03	4,197	2.01	(0.37)	2.11	91
Year Ended March 31, 2009	9.66	(0.01)		(3.92)	(3.93)	(0.03)		(0.43)		(0.46)		5.27	(40.84)	3,203	2.09	(0.08)	2.09	52
Year Ended March 31, 2008	12.16	(0.05	)(a)	(1.09)	(1.14)	(0.02)		(1.34)		(1.36)		9.66	(10.62)	7,308	2.07	(0.41)	2.07	58
Year Ended March 31, 2007	12.15	(0.01)		1.01	1.00	—		(0.99)		(0.99)		12.16	8.51	10,854	2.07	(0.58)	2.07	189
Year Ended March 31, 2006	10.81	—		1.96	1.96	—		(0.62)		(0.62)		12.15	18.44	13,499	2.13	(0.42)	2.14	138
Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2010	6.45	0.11		4.73	4.84	(0.12)		—		(0.12)		11.17	75.36	803,168	1.03	1.11	1.04	195
Year Ended March 31, 2009	9.58	0.14	(a)	(3.13)	(2.99)	(0.14)		—		(0.14)		6.45	(31.46)	231,035	1.07	1.76	1.07	213
Year Ended March 31, 2008	13.02	0.19	(a)	(1.18)	(0.99)	(0.18	)(e)	(2.27	)(e)	(2.45	)(e)	9.58	(9.75)	257,978	1.06	1.52	1.06	221
Year Ended March 31, 2007	13.14	0.14		2.04	2.18	(0.13)		(2.17)		(2.30)		13.02	17.47	278,949	1.06	1.08	1.06	196
Year Ended March 31, 2006	12.27	0.13		2.15	2.28	(0.13)		(1.28)		(1.41)		13.14	19.49	243,534	1.13	1.03	1.16	169
A Shares
Year Ended March 31, 2010	6.42	0.09		4.70	4.79	(0.10)		—		(0.10)		11.11	74.87	36,756	1.32	0.70	1.34	195
Year Ended March 31, 2009	9.53	0.12	(a)	(3.12)	(3.00)	(0.11)		—		(0.11)		6.42	(31.64)	2,912	1.37	1.36	1.37	213
Year Ended March 31, 2008	12.97	0.12	(a)	(1.14)	(1.02)	(0.15	)(e)	(2.27	)(e)	(2.42	)(e)	9.53	(10.03)	7,774	1.36	1.04	1.36	221
Year Ended March 31, 2007	13.10	0.11		2.03	2.14	(0.10)		(2.17)		(2.27)		12.97	17.11	3,362	1.36	0.78	1.36	196
Year Ended March 31, 2006	12.24	0.09		2.14	2.23	(0.09)		(1.28)		(1.37)		13.10	19.09	2,435	1.46	0.72	1.49	169
C Shares
Year Ended March 31, 2010	6.38	0.02		4.67	4.69	(0.05)		—		(0.05)		11.02	73.71	5,853	2.03	0.13	2.04	195
Year Ended March 31, 2009	9.47	0.06	(a)	(3.10)	(3.04)	(0.05)		—		(0.05)		6.38	(32.09)	1,949	2.07	0.72	2.07	213
Year Ended March 31, 2008	12.91	0.07	(a)	(1.18)	(1.11)	(0.06	)(e)	(2.27	)(e)	(2.33	)(e)	9.47	(10.72)	4,049	2.06	0.57	2.06	221
Year Ended March 31, 2007	13.06	0.02		2.01	2.03	(0.01)		(2.17)		(2.18)		12.91	16.27	6,269	2.06	0.07	2.06	196
Year Ended March 31, 2006	12.21	0.02		2.13	2.15	(0.02)		(1.28)		(1.30)		13.06	18.47	6,366	2.03	0.13	2.17	169

See Notes to Financial Highlights and Notes to Financial Statements.

114

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio	Net
				Net										of	Investment	Ratio of
				Realized										Net	Income	Expenses to
				and				Distributions			Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Assets
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Real Estate 130/30 Fund(4)(5)
I Shares
Year Ended March 31, 2010	$4.17	$0.17		$3.24	$3.41	$(0.17)		$—	$(0.17)		$7.41	82.75%	$13,493	1.28%	3.20%	2.80%	704%
Year Ended March 31, 2009	10.28	0.20		(5.94)	(5.74)	(0.22	)(d)	(0.15)	(0.37	)(d)	4.17	(56.69)	4,567	3.53	1.92	4.87	404
Period Ended March 31, 2008	10.00	0.10		0.25	0.35	(0.07)		—	(0.07)		10.28	3.47	5,173	2.48	1.74	3.42 (b)	70
A Shares
Period Ended March 31, 2010∧	4.80	0.16		2.60	2.76	(0.16)		—	(0.16)		7.40	58.31	158	1.23	3.05	2.79	704
Select Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2010	19.74	0.04		8.03	8.07	(0.02	)(f)	—	(0.02)		27.79	40.93	114,100	0.96	0.18	0.96	65
Year Ended March 31, 2009	28.32	0.09		(8.60)	(8.51)	(0.07	)(d)	—	(0.07	)(d)	19.74	(30.06)	95,540	0.95	0.45	0.96	65
Year Ended March 31, 2008	26.92	0.08	(a)	1.35	1.43	(0.03)		—	(0.03)		28.32	5.30	96,704	0.94	0.28	0.95	62
Year Ended March 31, 2007	25.83	0.15	(a)	0.99	1.14	(0.05)		—	(0.05)		26.92	4.42	98,027	0.97	0.59	0.98	160
Year Ended March 31, 2006	24.14	—		1.82	1.82	(0.13)		—	(0.13)		25.83	7.54	74,481	1.07	0.21	1.08	82
A Shares
Year Ended March 31, 2010	19.54	(0.03)		7.97	7.94	(0.01	)(f)	—	(0.01)		27.47	40.65	244	1.25	(0.10)	1.26	65
Year Ended March 31, 2009	28.06	0.02		(8.52)	(8.50)	(0.02	)(d)	—	(0.02	)(d)	19.54	(30.28)	175	1.25	0.04	1.25	65
Year Ended March 31, 2008	26.73	—	(a)	1.33	1.33	—		—	—		28.06	4.98	556	1.24	—	1.25	62
Year Ended March 31, 2007	25.67	0.07	(a)	0.99	1.06	—		—	—		26.73	4.13	371	1.28	0.26	1.29	160
Year Ended March 31, 2006	24.02	(0.05)		1.78	1.73	(0.08)		—	(0.08)		25.67	7.21	468	1.39	(0.11)	1.41	82
C Shares
Year Ended March 31, 2010	17.99	(0.19)		7.30	7.11	—	(f)	—	—		25.10	39.52	19,040	1.96	(0.81)	1.96	65
Year Ended March 31, 2009	25.98	(0.14)		(7.85)	(7.99)	—		—	—		17.99	(30.75)	15,237	1.95	(0.59)	1.95	65
Year Ended March 31, 2008	24.93	(0.20	)(a)	1.25	1.05	—		—	—		25.98	4.21	26,596	1.95	(0.74)	1.95	62
Year Ended March 31, 2007	24.11	(0.11	)(a)	0.93	0.82	—		—	—		24.93	3.40	32,895	1.98	(0.44)	1.99	160
Year Ended March 31, 2006	22.67	(0.11)		1.57	1.46	(0.02)		—	(0.02)		24.11	6.46	48,412	2.07	(0.80)	2.08	82

See Notes to Financial Highlights and Notes to Financial Statements.

115

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio	Net
				Net										of	Investment	Ratio of
				Realized										Net	Income	Expenses to
				and			Distributions				Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends	from		Total		Asset			to	to	Assets
	Value,	Investment		Gains		from Net	Realized		Dividends		Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital		and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains		Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2010	$8.52	$(0.09)		$4.89	$4.80	$—	$—		$—		$13.32	56.34%	$358,947	1.22%	(0.76)%	1.22%	103%
Year Ended March 31, 2009	13.53	(0.04)		(4.97)	(5.01)	—	—		—		8.52	(37.03)	273,548	1.21	(0.30)	1.21	157
Year Ended March 31, 2008	20.61	(0.11	)(a)	(0.33)	(0.44)	—	(6.64	)(d)	(6.64	)(d)	13.53	(7.09)	490,675	1.19	(0.57)	1.20	126
Year Ended March 31, 2007	23.65	(0.11	)(a)	(1.74)	(1.85)	—	(1.19)		(1.19)		20.61	(7.80)	845,570	1.16	(0.51)	1.16	139
Year Ended March 31, 2006	19.99	(0.14	)(a)	5.46	5.32	—	(1.66)		(1.66)		23.65	27.55	1,641,681	1.17	(0.66)	1.18	98
A Shares
Year Ended March 31, 2010	8.08	(0.12)		4.63	4.51	—	—		—		12.59	55.82	11,517	1.52	(1.06)	1.52	103
Year Ended March 31, 2009	12.88	(0.08)		(4.72)	(4.80)	—	—		—		8.08	(37.27)	8,294	1.51	(0.60)	1.51	157
Year Ended March 31, 2008	19.96	(0.16	)(a)	(0.28)	(0.44)	—	(6.64	)(d)	(6.64	)(d)	12.88	(7.33)	16,490	1.49	(0.87)	1.50	126
Year Ended March 31, 2007	23.02	(0.17	)(a)	(1.70)	(1.87)	—	(1.19)		(1.19)		19.96	(8.06)	24,320	1.46	(0.81)	1.46	139
Year Ended March 31, 2006	19.56	(0.21	)(a)	5.33	5.12	—	(1.66)		(1.66)		23.02	27.13 ##	59,896	1.51	(1.00)	1.54	98
C Shares
Year Ended March 31, 2010	7.10	(0.17)		4.05	3.88	—	—		—		10.98	54.65	8,827	2.22	(1.76)	2.22	103
Year Ended March 31, 2009	11.38	(0.15)		(4.13)	(4.28)	—	—		—		7.10	(37.61)	6,567	2.21	(1.30)	2.21	157
Year Ended March 31, 2008	18.46	(0.27	)(a)	(0.17)	(0.44)	—	(6.64	)(d)	(6.64	)(d)	11.38	(7.98)	14,323	2.20	(1.57)	2.21	126
Year Ended March 31, 2007	21.53	(0.29	)(a)	(1.59)	(1.88)	—	(1.19)		(1.19)		18.46	(8.68)	21,545	2.16	(1.51)	2.16	139
Year Ended March 31, 2006	18.51	(0.33	)(a)	5.01	4.68	—	(1.66)		(1.66)		21.53	26.27 ##	36,242	2.18	(1.67)	2.18	98
Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2010	7.57	0.11		4.20	4.31	(0.12)	—		(0.12)		11.76	57.15	612,490	1.21	1.29	1.21	62
Year Ended March 31, 2009	11.17	0.16		(3.44)	(3.28)	(0.16)	(0.16)		(0.32)		7.57	(29.61)	316,142	1.21	1.61	1.22	71
Year Ended March 31, 2008	17.35	0.18		(1.65)	(1.47)	(0.17)	(4.54)		(4.71)		11.17	(11.23)	469,424	1.19	1.20	1.19	75
Year Ended March 31, 2007	20.93	0.10		1.25	1.35	(0.11)	(4.82)		(4.93)		17.35	7.41	674,619	1.18	0.55	1.18	62
Year Ended March 31, 2006	19.86	0.10		5.39	5.49	(0.10)	(4.32)		(4.42)		20.93	30.70	762,709	1.20	0.48	1.20	58
A Shares
Year Ended March 31, 2010	7.47	0.07		4.15	4.22	(0.10)	—		(0.10)		11.59	56.66	17,826	1.50	1.00	1.50	62
Year Ended March 31, 2009	11.03	0.13		(3.40)	(3.27)	(0.13)	(0.16)		(0.29)		7.47	(29.83)	2,243	1.49	1.34	1.50	71
Year Ended March 31, 2008	17.20	0.14		(1.63)	(1.49)	(0.14)	(4.54)		(4.68)		11.03	(11.48)	4,887	1.44	0.94	1.44	75
Year Ended March 31, 2007	20.79	0.05		1.24	1.29	(0.06)	(4.82)		(4.88)		17.20	7.17	7,629	1.44	0.28	1.44	62
Year Ended March 31, 2006	19.75	0.06		5.36	5.42	(0.06)	(4.32)		(4.38)		20.79	30.44	5,317	1.45	0.22	1.48	58
C Shares
Year Ended March 31, 2010	7.20	0.02		3.97	3.99	(0.04)	—		(0.04)		11.15	55.48	17,601	2.21	0.30	2.21	62
Year Ended March 31, 2009	10.65	0.09		(3.28)	(3.19)	(0.10)	(0.16)		(0.26)		7.20	(30.14)	11,091	1.89	0.94	1.89	71
Year Ended March 31, 2008	16.76	0.14		(1.57)	(1.43)	(0.14)	(4.54)		(4.68)		10.65	(11.41)	22,243	1.44	0.94	1.45	75
Year Ended March 31, 2007	20.39	0.05		1.20	1.25	(0.06)	(4.82)		(4.88)		16.76	7.10	35,289	1.43	0.30	1.43	62
Year Ended March 31, 2006	19.45	0.06		5.26	5.32	(0.06)	(4.32)		(4.38)		20.39	30.41	45,388	1.45	0.23	1.70	58
U.S. Equity 130/30 Fund(4)(5)
I Shares
Year Ended March 31, 2010	5.67	0.04		3.10	3.14	(0.07)	—		(0.07)		8.74	55.52	12,481	1.90	0.65	2.67	382
Year Ended March 31, 2009	8.75	0.05		(3.08)	(3.03)	(0.05)	—		(0.05)		5.67	(34.69)	3,294	1.93	0.72	3.92	312
Period Ended March 31, 2008	10.00	0.01		(1.25)	(1.24)	(0.01)	—		(0.01)		8.75	(12.39)	4,381	1.96	0.48	3.49	87

See Notes to Financial Highlights and Notes to Financial Statements.

116

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio	Net
				Net										of	Investment	Ratio of
				Realized										Net	Income	Expenses to
				and				Distributions			Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Assets
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Aggressive Growth Allocation Strategy(4)(6)
I Shares
Year Ended March 31, 2010	$5.06	$0.10		$2.36	$2.46	$(0.09)		$—	$(0.09)		$7.43	48.74%	$22,335	—%	1.41%	0.33%	23%
Year Ended March 31, 2009	10.37	0.11		(3.68)	(3.57)	(0.13	)(d)	(1.61)	(1.74	)(d)	5.06	(35.39)	13,411	0.20	1.32	0.23	25
Year Ended March 31, 2008	13.00	0.14	(a)	(0.46)	(0.32)	(0.41)		(1.90)	(2.31)		10.37	(4.59)	28,514	0.19	1.04	0.20	46
Year Ended March 31, 2007	12.32	0.12	(a)	1.05	1.17	(0.25)		(0.24)	(0.49)		13.00	9.60	53,098	0.18	0.94	0.18	52
Year Ended March 31, 2006†	11.07	0.07	(a)	1.45	1.52	(0.14)		(0.13)	(0.27)		12.32	13.90	52,765	0.21	0.66	0.26	31
A Shares
Year Ended March 31, 2010	5.04	0.07		2.34	2.41	(0.07)		—	(0.07)		7.38	48.02	2,438	—	1.03	0.63	23
Year Ended March 31, 2009	10.33	0.09		(3.66)	(3.57)	(0.11	)(d)	(1.61)	(1.72	)(d)	5.04	(35.50)	1,815	0.50	1.07	0.53	25
Year Ended March 31, 2008	12.97	0.13	(a)	(0.49)	(0.36)	(0.38)		(1.90)	(2.28)		10.33	(4.88)	3,067	0.49	0.94	0.50	46
Year Ended March 31, 2007	12.29	0.08	(a)	1.05	1.13	(0.21)		(0.24)	(0.45)		12.97	9.31	3,040	0.48	0.63	0.48	52
Year Ended March 31, 2006†	11.05	0.04	(a)	1.44	1.48	(0.11)		(0.13)	(0.24)		12.29	13.50	2,619	0.52	0.42	0.62	31
B Shares
Year Ended March 31, 2010	4.94	0.04		2.30	2.34	(0.06)		—	(0.06)		7.22	47.48	2,430	—	0.59	1.08	23
Year Ended March 31, 2009	10.19	0.04		(3.61)	(3.57)	(0.07	)(d)	(1.61)	(1.68	)(d)	4.94	(35.88)	1,912	0.95	0.54	0.98	25
Year Ended March 31, 2008	12.84	0.06	(a)	(0.46)	(0.40)	(0.35)		(1.90)	(2.25)		10.19	(5.25)	4,472	0.94	0.41	0.95	46
Year Ended March 31, 2007	12.19	0.03	(a)	1.02	1.05	(0.16)		(0.24)	(0.40)		12.84	8.71	5,575	0.93	0.18	0.93	52
Year Ended March 31, 2006†	10.98	(0.02	)(a)	1.45	1.43	(0.09)		(0.13)	(0.22)		12.19	13.10	5,756	0.99	(0.14)	1.10	31
C Shares
Year Ended March 31, 2010	5.00	0.03		2.32	2.35	(0.05)		—	(0.05)		7.30	47.14	1,554	—	0.37	1.33	23
Year Ended March 31, 2009	10.29	0.03		(3.65)	(3.62)	(0.06	)(d)	(1.61)	(1.67	)(d)	5.00	(36.04)	1,076	1.20	0.39	1.23	25
Year Ended March 31, 2008	12.98	0.04	(a)	(0.49)	(0.45)	(0.34)		(1.90)	(2.24)		10.29	(5.56)	1,767	1.19	0.27	1.21	46
Year Ended March 31, 2007	12.33	—	(a)	1.04	1.04	(0.15)		(0.24)	(0.39)		12.98	8.54	1,573	1.18	(0.03)	1.18	52
Conservative Allocation Strategy(4)(6)
I Shares
Year Ended March 31, 2010	9.81	0.27		1.72	1.99	(0.28)		(0.01)	(0.29)		11.51	20.51%	6,310	0.20%	2.61%	0.53%	29%
Year Ended March 31, 2009	11.11	0.44		(1.10)	(0.66)	(0.50)		(0.14)	(0.64)		9.81	(6.06)	3,778	0.20	4.08	0.36	48
Year Ended March 31, 2008	11.37	0.44		(0.10)	0.34	(0.44)		(0.16)	(0.60)		11.11	3.02	5,177	0.18	3.98	0.30	47
Year Ended March 31, 2007	11.21	0.45	(a)	0.30	0.75	(0.48)		(0.11)	(0.59)		11.37	6.91	3,362	0.20	4.00	0.32	43
Year Ended March 31, 2006†	11.09	0.34		0.20	0.54	(0.36)		(0.06)	(0.42)		11.21	4.96	3,066	0.20	3.33	0.56	29
A Shares
Year Ended March 31, 2010	9.81	0.23		1.74	1.97	(0.26)		(0.01)	(0.27)		11.51	20.25	3,137	0.50	2.27	0.89	29
Year Ended March 31, 2009	11.12	0.41		(1.11)	(0.70)	(0.47)		(0.14)	(0.61)		9.81	(6.42)	584	0.50	3.81	0.67	48
Year Ended March 31, 2008	11.38	0.44		(0.13)	0.31	(0.41)		(0.16)	(0.57)		11.12	2.75	663	0.49	3.63	0.61	47
Year Ended March 31, 2007	11.21	0.41	(a)	0.32	0.73	(0.45)		(0.11)	(0.56)		11.38	6.64	811	0.50	3.61	0.62	43
Year Ended March 31, 2006†	11.09	0.30		0.20	0.50	(0.32)		(0.06)	(0.38)		11.21	4.63	1,324	0.53	2.85	0.83	29
B Shares
Year Ended March 31, 2010	9.80	0.22		1.69	1.91	(0.20)		(0.01)	(0.21)		11.50	19.67	2,266	0.95	1.91	1.24	29
Year Ended March 31, 2009	11.10	0.38		(1.12)	(0.74)	(0.42)		(0.14)	(0.56)		9.80	(6.77)	3,052	0.95	3.31	1.11	48
Year Ended March 31, 2008	11.38	0.38		(0.12)	0.26	(0.38)		(0.16)	(0.54)		11.10	2.23	4,903	0.93	3.20	1.06	47
Year Ended March 31, 2007	11.22	0.36	(a)	0.31	0.67	(0.40)		(0.11)	(0.51)		11.38	6.12	4,653	0.95	3.23	1.07	43
Year Ended March 31, 2006†	11.09	0.25		0.21	0.46	(0.27)		(0.06)	(0.33)		11.22	4.23	5,189	0.97	2.34	1.19	29
C Shares
Year Ended March 31, 2010	9.77	0.16		1.71	1.87	(0.19)		(0.01)	(0.20)		11.44	19.29	4,294	1.20	1.61	1.52	29
Year Ended March 31, 2009	11.09	0.31		(1.08)	(0.77)	(0.41)		(0.14)	(0.55)		9.77	(7.08)	1,973	1.20	3.17	1.37	48
Year Ended March 31, 2008	11.37	0.34		(0.11)	0.23	(0.35)		(0.16)	(0.51)		11.09	2.03	840	1.18	2.94	1.31	47
Year Ended March 31, 2007	11.20	0.34	(a)	0.31	0.65	(0.37)		(0.11)	(0.48)		11.37	5.91	792	1.20	2.99	1.32	43
Period Ended March 31, 2006†	11.08	0.26		0.20	0.46	(0.28)		(0.06)	(0.34)		11.20	4.22	835	1.03	2.39	1.59	29

See Notes to Financial Highlights and Notes to Financial Statements.

117

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio	Net
				Net								of	Investment	Ratio of
				Realized								Net	Income	Expenses to
				and			Distributions		Net			Expenses	(Loss)	Average Net
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Assets
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Growth Allocation Strategy(4)(6)
I Shares
Year Ended March 31, 2010	$7.02	$0.15		$2.50	$2.65	$(0.15)	$—	$(0.15)	$9.52	37.92%	$54,407	0.19%	1.70%	0.24%	21%
Year Ended March 31, 2009	11.31	0.23		(2.99)	(2.76)	(0.26)	(1.27)	(1.53)	7.02	(25.01)	40,472	0.20	2.41	0.21	28
Year Ended March 31, 2008	12.89	0.28		(0.44)	(0.16)	(0.45)	(0.97)	(1.42)	11.31	(2.16)	69,704	0.17	2.02	0.17	50
Year Ended March 31, 2007	12.43	0.25	(a)	0.82	1.07	(0.35)	(0.26)	(0.61)	12.89	8.73	111,848	0.17	2.00	0.17	45
Year Ended March 31, 2006†	11.41	0.17	(a)	1.08	1.25	(0.23)	—	(0.23)	12.43	11.05	97,964	0.19	1.46	0.24	34
A Shares
Year Ended March 31, 2010	7.00	0.13		2.48	2.61	(0.13)	—	(0.13)	9.48	37.46	3,638	0.49	1.39	0.54	21
Year Ended March 31, 2009	11.28	0.20		(2.98)	(2.78)	(0.23)	(1.27)	(1.50)	7.00	(25.21)	2,776	0.49	2.07	0.50	28
Year Ended March 31, 2008	12.87	0.20		(0.40)	(0.20)	(0.42)	(0.97)	(1.39)	11.28	(2.47)	5,031	0.47	1.62	0.47	50
Year Ended March 31, 2007	12.41	0.21	(a)	0.82	1.03	(0.31)	(0.26)	(0.57)	12.87	8.44	6,778	0.47	1.71	0.47	45
Year Ended March 31, 2006†	11.39	0.15	(a)	1.06	1.21	(0.19)	—	(0.19)	12.41	10.73	5,737	0.51	1.24	0.58	34
B Shares
Year Ended March 31, 2010	6.99	0.09		2.47	2.56	(0.10)	—	(0.10)	9.45	36.78	8,778	0.94	0.93	0.99	21
Year Ended March 31, 2009	11.27	0.16		(2.98)	(2.82)	(0.19)	(1.27)	(1.46)	6.99	(25.56)	7,656	0.94	1.62	0.95	28
Year Ended March 31, 2008	12.87	0.17		(0.43)	(0.26)	(0.37)	(0.97)	(1.34)	11.27	(2.89)	14,339	0.92	1.35	0.92	50
Year Ended March 31, 2007	12.41	0.16	(a)	0.82	0.98	(0.26)	(0.26)	(0.52)	12.87	7.95	16,966	0.92	1.24	0.92	45
Year Ended March 31, 2006†	11.39	0.08	(a)	1.08	1.16	(0.14)	—	(0.14)	12.41	10.21	17,829	0.96	0.71	1.07	34
C Shares
Year Ended March 31, 2010	6.94	0.07		2.46	2.53	(0.09)	—	(0.09)	9.38	36.53	3,234	1.19	0.69	1.24	21
Year Ended March 31, 2009	11.22	0.14		(2.98)	(2.84)	(0.17)	(1.27)	(1.44)	6.94	(25.88)	2,844	1.19	1.37	1.20	28
Year Ended March 31, 2008	12.83	0.15		(0.44)	(0.29)	(0.35)	(0.97)	(1.32)	11.22	(3.14)	5,584	1.17	1.12	1.17	50
Year Ended March 31, 2007	12.39	0.13	(a)	0.80	0.93	(0.23)	(0.26)	(0.49)	12.83	7.62	5,535	1.17	1.05	1.17	45
Period Ended March 31, 2006†	11.41	0.11	(a)	1.02	1.13	(0.15)	—	(0.15)	12.39	9.94	2,820	1.15	0.89	1.20	34
Moderate Allocation Strategy(4)(6)
I Shares
Year Ended March 31, 2010	7.76	0.20		2.09	2.29	(0.21)	—	(0.21)	9.84	29.66	125,016	0.19	2.22	0.21	21
Year Ended March 31, 2009	10.38	0.29		(2.07)	(1.78)	(0.34)	(0.50)	(0.84)	7.76	(17.47)	103,606	0.20	3.11	0.21	31
Year Ended March 31, 2008	10.88	0.31		(0.25)	0.06	(0.39)	(0.17)	(0.56)	10.38	0.30	147,784	0.17	2.87	0.17	40
Year Ended March 31, 2007	10.85	0.31	(a)	0.55	0.86	(0.37)	(0.46)	(0.83)	10.88	8.02	193,107	0.16	2.80	0.16	49
Year Ended March 31, 2006†	10.49	0.24	(a)	0.64	0.88	(0.28)	(0.24)	(0.52)	10.85	8.48	158,301	0.18	2.17	0.22	34
A Shares
Year Ended March 31, 2010	7.75	0.17		2.08	2.25	(0.18)	—	(0.18)	9.82	29.23	8,615	0.49	1.91	0.51	21
Year Ended March 31, 2009	10.37	0.25		(2.06)	(1.81)	(0.31)	(0.50)	(0.81)	7.75	(17.72)	5,845	0.50	2.81	0.51	31
Year Ended March 31, 2008	10.88	0.28		(0.25)	0.03	(0.37)	(0.17)	(0.54)	10.37	(0.02)	8,632	0.47	2.59	0.48	40
Year Ended March 31, 2007	10.84	0.28	(a)	0.55	0.83	(0.33)	(0.46)	(0.79)	10.88	7.77	11,069	0.46	2.53	0.46	49
Year Ended March 31, 2006†	10.48	0.20	(a)	0.64	0.84	(0.24)	(0.24)	(0.48)	10.84	8.16	5,821	0.47	1.92	0.59	34
B Shares
Year Ended March 31, 2010	7.72	0.13		2.07	2.20	(0.14)	—	(0.14)	9.78	28.66	5,789	0.94	1.47	0.96	21
Year Ended March 31, 2009	10.34	0.22		(2.07)	(1.85)	(0.27)	(0.50)	(0.77)	7.72	(18.14)	6,024	0.95	2.31	0.95	31
Year Ended March 31, 2008	10.86	0.23		(0.25)	(0.02)	(0.33)	(0.17)	(0.50)	10.34	(0.46)	10,572	0.92	2.13	0.93	40
Year Ended March 31, 2007	10.82	0.22	(a)	0.56	0.78	(0.28)	(0.46)	(0.74)	10.86	7.36	12,723	0.91	2.03	0.91	49
Year Ended March 31, 2006†	10.46	0.16	(a)	0.64	0.80	(0.20)	(0.24)	(0.44)	10.82	7.60	14,073	0.92	1.41	1.06	34
C Shares
Year Ended March 31, 2010	7.72	0.11		2.07	2.18	(0.13)	—	(0.13)	9.77	28.31	15,431	1.19	1.21	1.21	21
Year Ended March 31, 2009	10.34	0.20		(2.07)	(1.87)	(0.25)	(0.50)	(0.75)	7.72	(18.34)	12,405	1.20	2.08	1.20	31
Year Ended March 31, 2008	10.86	0.20		(0.25)	(0.05)	(0.30)	(0.17)	(0.47)	10.34	(0.66)	20,419	1.17	1.87	1.17	40
Year Ended March 31, 2007	10.82	0.23	(a)	0.52	0.75	(0.25)	(0.46)	(0.71)	10.86	7.01	24,424	1.19	2.12	1.19	49
Period Ended March 31, 2006†	10.49	0.15	(a)	0.62	0.77	(0.20)	(0.24)	(0.44)	10.82	7.40	1,674	1.13	1.43	1.19	34

See Notes to Financial Highlights and Notes to Financial Statements.

118

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2010

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

(4)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date
International Equity 130/30 Fund	I Shares	December 26, 2007
International Equity 130/30 Fund	A Shares	July 2, 2008
Real Estate 130/30 Fund	I Shares	December 26, 2007
Real Estate 130/30 Fund	A Shares	May 21, 2009
U.S. Equity 130/30 Fund	I Shares	December 26, 2007
Aggressive Growth Allocation Strategy	C Shares	April 1, 2005
Conservative Allocation Strategy	C Shares	April 1, 2005
Growth Allocation Strategy	C Shares	April 5, 2005
Moderate Allocation Strategy	C Shares	April 5, 2005

(5)	The Ratio of Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include annualized dividend expense from securities sold short. Dividend expense for the fiscal periods listed below are as follows:

	2010	2009	2008

International Equity 130/30 Fund — I Shares	1.46%	1.31%	1.74%
International Equity 130/30 Fund — A Shares	2.02%	1.31%	N/A
Real Estate 130/30 Fund — I Shares	0.76%	2.11%	1.03%
Real Estate 130/30 Fund — A Shares	0.77%	N/A	N/A
U.S. Equity Fund 130/30 — I Shares	0.60%	0.70%	0.66%

(6)	The Allocation Strategies and their shareholders indirectly bear a pro rata share of the expenses of the underlying funds. The expense ratios do not include such expenses.

(a)	Per share data calculated using average shares outstanding method.

(b)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(c)	The total return shown is based on the ending net asset value calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and differs from the total return shown based on the net asset value calculated for shareholder transactions.

(d)	The Large Cap Core Equity Fund, Large Cap Quantitative Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund and Aggressive Growth Allocation Strategy include per share distributions from tax return of capital of $—, $—, $(0.04), $(0.01), $(0.11) and $—, respectively.

(e)	Amended from prior Financial Highlights that included a $(0.05) tax return of capital in the “Dividends from Net Investment Income” column, and was footnoted, as such, in the Notes to Financial Highlights. It was subsequently determined that there was not a return of capital and that the $(0.05) distribution was from realized capital gains and, therefore, the Distributions from Realized Capital Gains has been revised to $(2.27) per share from $(2.22) per share.

(f)	The Select Large Cap Growth Stock Fund includes per share distributions from tax return of capital of less than $0.005.

#	The International Equity Fund and International Equity Index Fund each had a voluntary reimbursement by the Investment Adviser and affiliates that had no effect on total returns for the period.

##	The Small Cap Growth Stock Fund’s total return includes the effect of an asset valuation adjustment as of March 31, 2006. Excluding this effect, total return would have been 27.08% and 26.21% for the A Shares and C Shares, respectively. There was no effect to the total return for I Shares.

†	Net Investment Income (Loss), Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) to Average Net Assets have been adjusted due to the reclassification of short-term gains from Net Investment Income to Net Realized and Unrealized Gains (Losses) on Investments.

Amounts designated as “—” are $0 or have been rounded to $0.

119

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2010

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 50 funds as of March 31, 2010. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Aggressive Growth Allocation Strategy (formerly, Life Vision Aggressive Growth Fund), Conservative Allocation Strategy (formerly, Life Vision Conservative Fund), Growth Allocation Strategy (formerly, Life Vision Growth and Income Fund) and Moderate Allocation Strategy (formerly, Life Vision Moderate Growth Fund) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Quantitative Equity Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund offer I Shares and A Shares. The Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund and Small Cap Value Equity Fund offer I Shares, A Shares and C Shares. The Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy may offer I Shares, A Shares, B Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

Investors are not permitted to make new purchases of B Shares, except through dividend or distribution reinvestments in B Shares and exchanges of B Shares of a Fund for B Shares of another Fund.

Effective at the close of business on July 31, 2009, C Shares of the following Funds converted into A Shares and those Funds’ C Shares are no longer available for purchase.

	Number of	Number of	Dollar Amount
Fund	C Shares Converted	A Shares Issued	of Conversion($)

Aggressive Growth Stock Fund	167,577	161,146	1,652,742
Emerging Growth Stock Fund	6,793	6,532	57,867
International Equity 130/30 Fund	398	396	2,430
International Equity Fund	384,208	358,989	3,306,072
International Equity Index Fund	218,157	212,008	2,518,514
Large Cap Quantitative Equity Fund	38,034	36,635	317,207
Real Estate 130/30 Fund	501	500	2,636

The conversion of C Shares into A Shares was a non-taxable event. The amounts above are included as Cost of Shares Redeemed and Shares Redeemed for C Shares and Proceeds from Shares Issued and Shares Issued for A Shares on the Statements of Changes in Net Assets.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges, except with respect to the fees paid under the Distribution and Service Plans, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of the lesser of the original purchase price or the next calculated price after the Funds receive a redemption request, if shares are redeemed within one year of purchase. The B Shares will not be subject to a sales charge but will be subject to the maximum applicable CDSC, ranging from 5.00% to 2.00%, as a percentage of original purchase price if redeemed within five years of purchase.

120

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities and securities sold short listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time) or, if there is no such reported sale on the valuation date, at the most recent quoted bid price for long positions and at the most recent quoted ask price for securities sold short. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds’ Board of Trustees (the “Board”). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price (long positions) or ask price (securities sold short) from at least one independent broker. Investments in other investment companies are valued at their respective net asset values.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Fund’s accounting agent and may preauthorize the Fund’s accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the investment adviser or subadviser does not pre-authorize the Funds’ accounting agent to utilize a Fair Value Pricing Service, the investment adviser or subadviser will request that a Committee Meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices,

121

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Fund (“Trigger Points”), the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in underlying investment companies (most of which are affiliated), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the underlying securities in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities (i.e. securities that mature in 60 days or less) are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or when market prices do not reflect orderly transactions.

The following is a summary of the inputs used to value the following Funds’ securities as of March 31, 2010 (amounts in thousands):

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Aggressive Growth Stock Fund
Common Stocks[1]	110,071	—	—	110,071
Short-Term Investment	—	2,182	—	2,182
Money Market Fund	1,418	—	—	1,418

Total Investments	111,489	2,182	—	113,671

Emerging Growth Stock Fund
Common Stocks[1]	19,876	—	—	19,876
Short-Term Investment	—	194	—	194

Total Investments	19,876	194	—	20,070

International Equity 130/30 Fund
Foreign Common Stocks[1]	157,209	—	—	157,209
Rights - Foreign[1]	—	479	—	479
Warrants - Foreign[1]	—	10	—	10
Short-Term Investment	—	4,999	—	4,999

Total Investments	157,209	5,488	—	162,697

Foreign Common Stocks Sold Short[1]	(35,733)	—	—	(35,733)
Other Financial Instruments[2]	—	(1)	—	(1)

122

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

International Equity Fund
Common Stock[1]	562	—	—	562
Foreign Common Stocks[1]	276,346	—	—	276,346
Preferred Stock[1]	2,200	—	—	2,200
Short-Term Investments	—	11,083	—	11,083

Total Investments	279,108	11,083	—	290,191

International Equity Index Fund
Foreign Common Stocks[1]	826,625	—	—	826,625
Foreign Preferred Stocks[1]	5,440	—	—	5,440
Rights - Foreign[1]	—	15	—	15
Warrants - Foreign[1]	—	28	—	28
Exchange Traded Funds	9,334	—	—	9,334
Short-Term Investment	—	47,361	—	47,361

Total Investments	841,399	47,404	—	888,803

Large Cap Core Equity Fund
Common Stocks[1]	450,717	—	—	450,717
Money Market Fund	11,939	—	—	11,939

Total Investments	462,656	—	—	462,656

Large Cap Growth Stock Fund
Common Stocks[1]	503,793	—	—	503,793
Short-Term Investment	—	12,479	—	12,479
Money Market Fund	2,117	—	—	2,117

Total Investments	505,910	12,479	—	518,389

Large Cap Quantitative Equity Fund
Common Stocks[1]	20,671	—	—	20,671
Money Market Fund	127	—	—	127

Total Investments	20,798	—	—	20,798

Large Cap Value Equity Fund
Common Stocks[1]	1,308,521	—	—	1,308,521
Short-Term Investment	—	741	—	741
Money Market Fund	13,484	—	—	13,484

Total Investments	1,322,005	741	—	1,322,746

Mid-Cap Core Equity Fund
Common Stocks[1]	92,590	—	—	92,590
Short-Term Investment	—	3,017	—	3,017
Money Market Fund	2,597	—	—	2,597

Total Investments	95,187	3,017	—	98,204

Mid-Cap Value Equity Fund
Common Stocks[1]	803,017	—	—	803,017
Money Market Fund	41,072	—	—	41,072

Total Investments	844,089	—	—	844,089

Real Estate 130/30 Fund
Common Stocks[1]	13,576	—	—	13,576
Short-Term Investment	—	1,550	—	1,550

Total Investments	13,576	1,550	—	15,126

Common Stocks Sold Short[1]	(170)	—	—	(170)

123

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable
Fund	Quoted Prices($)	Inputs($)	Inputs($)	Total($)

Select Large Cap Growth Stock Fund
Common Stocks[1]	129,448	—	—	129,448
Money Market Fund	3,766	—	—	3,766

Total Investments	133,214	—	—	133,214

Small Cap Growth Stock Fund
Common Stocks[1]	377,405	—	—	377,405
Warrant	—	—	—	—
Short-Term Investment	—	40,479	—	40,479
Money Market Fund	1,912	—	—	1,912

Total Investments	379,317	40,479	—	419,796

Small Cap Value Equity Fund
Common Stocks[1]	626,540	—	—	626,540
Short-Term Investment	—	42,856	—	42,856
Money Market Fund	22,274	—	—	22,274

Total Investments	648,814	42,856	—	691,670

U.S. Equity 130/30 Fund
Common Stocks[1]	15,761	—	—	15,761
Short-Term Investment	—	2,853	—	2,853

Total Investments	15,761	2,853	—	18,614

Common Stocks Sold Short[1]	(3,122)	—	—	(3,122)
Aggressive Growth Allocation Strategy
Equity Funds	26,988	—	—	26,988
Exchange Traded Funds	259	—	—	259
Money Market Fund	1,467	—	—	1,467

Total Investments	28,714	—	—	28,714

Conservative Allocation Strategy
Equity Funds	4,943	—	—	4,943
Fixed Income Funds	9,613	—	—	9,613
Exchange Traded Funds	376	—	—	376
Money Market Fund	967	—	—	967

Total Investments	15,899	—	—	15,899

Growth Allocation Strategy
Equity Funds	49,117	—	—	49,117
Fixed Income Funds	16,238	—	—	16,238
Exchange Traded Funds	1,113	—	—	1,113
Money Market Fund	3,570	—	—	3,570

Total Investments	70,038	—	—	70,038

Moderate Allocation Strategy
Equity Funds	80,280	—	—	80,280
Fixed Income Funds	65,201	—	—	65,201
Exchange Traded Funds	3,476	—	—	3,476
Money Market Fund	5,938	—	—	5,938

Total Investments	154,895	—	—	154,895

[1]	Please see the Schedule of Portfolio Investments for Sector or Country Classification.

[2]	Other Financial Instruments are derivative instruments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as forward foreign currency contracts.

Amounts designated as “—” are $0 or have been rounded to $0.

124

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

For the fiscal year ended March 31, 2010, there were no Level 3 securities in the Funds.

Recent Accounting Pronouncements — In January 2010, Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06 to Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures — Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reasons for the transfers. Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact this guidance will have, if any, on the Funds’ financial statements.

Security Transactions and Investment Income  — Security transactions are accounted for no later than one business day following trade date. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discount or premium during the respective holding period. Dividend income is recorded on the ex-dividend date.

Derivative and Hedging Instruments — The Funds have enhanced their disclosures about the Funds’ derivative and hedging activities, addressing how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flow. The fair value of derivative instruments, not accounted for as hedging instruments, on the Statement of Assets and Liabilities as of March 31, 2010, is presented in the table below (amounts in thousands):

	Statements of Assets		Asset Derivatives	Liability Derivatives
Primary Risk Exposure	and Liabilities Location	Fund	Total Fair Value($)*	Total Fair Value($)*

Forward Foreign Currency Contracts — Currency Exchange Rate Exposure	Unrealized Appreciation/ Depreciation on Forward Foreign Currency Contracts	International Equity 130/30 Fund	—	1

*	Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The effect of derivative instruments, not accounted for as hedging instruments, on the Statement of Operations for the year ended March 31, 2010, is presented in the table below (amounts in thousands):

Statement of Operations
			Statement of Operations	Change in Unrealized
	Location of Gain/(Loss)		Net Realized Gain (Loss)	Appreciation/Depreciation
	on Derivatives		on Derivatives	on Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Fund	Recognized in Income($)	in Income($)

Forward Foreign Currency Contracts — Currency Exchange Rate Exposure	Net Realized Gain (Loss) from Forward Foreign Currency Contracts, Change in Unrealized Appreciation/ Depreciation on Forward Foreign Currency Contracts	International Equity 130/30 Fund	(79)	(1)

Amounts designated as “—” are $0 or have been rounded to $0.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such

125

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Forward Foreign Currency Contracts — Certain of the Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. Forward foreign currency contracts are presented within the Fund’s Schedule of Portfolio Investments.

Real Estate Investment Trusts — Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year are recorded as realized gains or return of capital when such information becomes known upon notification from issuers.

Securities Lending — Each Fund (except the Allocation Strategies) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 102% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

Cash collateral received in connection with securities lending is invested in a joint account (RidgeWorth Funds Securities Lending Joint Account) managed by RidgeWorth Capital Management, Inc. The joint account invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. At March 31, 2010, the cash collateral received by the Funds was pooled and

126

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

invested in the following securities. Each of the Funds participating in securities lending at that date owned a pro-rata portion of the assets and liabilities listed below (in thousands, except Shares):

	Shares or
	Principal Amount ($)	Value ($)

Barclays Bank Time Deposit, 0.080%, 04/01/10(a)(b)	13,001	13,001
BNP Paribas Time Deposit, 0.100%, 04/01/10(a)(b)	12,981	12,981
Calyon Time Deposit, 0.100%, 04/01/10(a)(b)	12,178	12,178
Societe Generale Time Deposit, 0.010%, 04/01/10(a)(b)	12,529	12,529
Bank of America Repurchase Agreement, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $25,000 (collateralized by U.S. Government Agency; 6.940%, due 07/17/15; total market value $25,510)	25,000	25,000
Wells Fargo Repurchase Agreement, 0.030%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $50,000 (collateralized by U.S. Government Agency; 5.375%, due 09/09/16; total market value $53,258)	50,000	50,000
Goldman Sachs Financial Square Funds — Government Fund	65,000,000	65,000
JPMorgan U.S. Government Money Market Fund	66,030,622	66,031
RidgeWorth Institutional U.S. Government Securities Money Market Fund(c)	40,000,000	40,000

Total Investments (Cost $296,720)		296,720
Amount due to Lending Agent		(24)

Net Investment Value		$296,696

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	The date shown is the next interest rate reset date.

(c)	Affiliated investment.

The following Funds paid securities lending fees during the year ended March 31, 2010, which have been netted against Income from Securities Lending on the Statement of Operations. These fees are presented below (in thousands):

Fund	Fee ($)

Aggressive Growth Stock Fund	5
Emerging Growth Stock Fund	8
International Equity Fund	40
International Equity Index Fund	303
Large Cap Core Equity Fund	5
Large Cap Growth Stock Fund	18
Large Cap Value Equity Fund	21
Mid-Cap Core Equity Fund	14
Mid-Cap Value Equity Fund	11
Select Large Cap Growth Stock Fund	2
Small Cap Growth Stock Fund	98
Small Cap Value Equity Fund	124

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

127

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

Short Sales — The International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund each engage in short sales (selling securities it does not own) as a part of its normal investment activities. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations.

Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

Compensating Balances — Prior to October 1, 2009, if a Fund had a cash overdraft in excess of $100,000 it was required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc. (“Sun Trust”), on the following business day. If a Fund had a positive cash balance in excess of $100,000 it was allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account were non-interest bearing and were for a duration of one business day. Effective October 1, 2009, the compensating balance arrangement was terminated. The International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund have never had a compensating balance arrangement with their custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income if any, are declared and paid each calendar quarter by the Funds, except for the International Equity 130/30 Fund, International Equity Fund, and the International Equity Index Fund, which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

128

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Management of the Funds has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include United States and certain states, as applicable, as well as certain foreign countries. As of March 31, 2010, open tax years include the tax years of March 31, 2007 through 2010. The funds have no examinations in progress and none are expected at this time.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust, have entered into an investment advisory agreement. The subadvisers for the Funds (each a “Subadviser”) are as follows: Alpha Equity Management LLC serves as the Subadviser for the International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund. Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund. Certium Asset Management LLC serves as the Subadviser for the International Equity Fund, International Equity Index Fund and Large Cap Quantitative Equity Fund. IronOak Advisors LLC serves as the Subadviser for the Large Cap Core Equity Fund and Mid-Cap Core Equity Fund. Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund. Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. Alpha Equity Management LLC and Zevenbergen Capital Management LLC are each minority-owned subsidiaries of the Investment Adviser. Each of the other Subadvisers are wholly-owned subsidiaries of the Investment Adviser.

129

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2010, were as follows:

	Maximum	Discounted		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived/Expenses	Fees
Fund	Fee(%)*	Fee(%)*	Reimbursed(%)*	Paid(%)*

Aggressive Growth Stock Fund	1.10	1.10	—	1.10
Emerging Growth Stock Fund	1.10	1.10	(0.03)	1.07
International Equity 130/30 Fund	1.25	1.25	—	1.25
International Equity Fund	1.15	1.15	(0.05)	1.10
International Equity Index Fund	0.50	0.49	—	0.49
Large Cap Core Equity Fund	0.85	0.85	(0.01)	0.84
Large Cap Growth Stock Fund	0.97	0.97	(0.04)	0.93
Large Cap Quantitative Equity Fund	0.85	0.85	(0.10)	0.75
Large Cap Value Equity Fund	0.80	0.77	—	0.77
Mid-Cap Core Equity Fund	1.00	1.00	—	1.00
Mid-Cap Value Equity Fund	1.00	1.00	—	1.00
Real Estate 130/30 Fund	1.25	1.25	(0.60)	0.65
Select Large Cap Growth Stock Fund	0.85	0.85	—	0.85
Small Cap Growth Stock Fund	1.15	1.15	—	1.15
Small Cap Value Equity Fund	1.15	1.15	—	1.15
U.S. Equity 130/30 Fund	1.10	1.10	(0.76)	0.34
Aggressive Growth Allocation Strategy	0.10	0.10	(0.12)	—
Conservative Allocation Strategy	0.10	0.10	(0.31)	—
Growth Allocation Strategy	0.10	0.10	(0.04)	0.06
Moderate Allocation Strategy	0.10	0.10	(0.01)	0.09

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0% or have been rounded to 0%.

130

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2010, to waive fees and/or reimburse each of the following Funds to the extent necessary to maintain each Fund’s Total Annual Operating Expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Total Annual
		Operating
Fund		Expenses(%)

International Equity 130/30 Fund	I Shares	1.55
International Equity 130/30 Fund	A Shares	1.85
Real Estate 130/30 Fund	I Shares	1.45
Real Estate 130/30 Fund	A Shares	1.75
U.S. Equity 130/30 Fund	I Shares	1.30
Aggressive Growth Allocation Strategy	I Shares	0.20
Aggressive Growth Allocation Strategy	A Shares	0.50
Aggressive Growth Allocation Strategy	B Shares	0.95
Aggressive Growth Allocation Strategy	C Shares	1.20
Conservative Allocation Strategy	I Shares	0.20
Conservative Allocation Strategy	A Shares	0.50
Conservative Allocation Strategy	B Shares	0.95
Conservative Allocation Strategy	C Shares	1.20
Growth Allocation Strategy	I Shares	0.20
Growth Allocation Strategy	A Shares	0.50
Growth Allocation Strategy	B Shares	0.95
Growth Allocation Strategy	C Shares	1.20
Moderate Allocation Strategy	I Shares	0.20
Moderate Allocation Strategy	A Shares	0.50
Moderate Allocation Strategy	B Shares	0.95
Moderate Allocation Strategy	C Shares	1.20

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Annual Operating Expenses identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Annual Operating Expenses in place at that time. During the year ended March 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2010, the cumulative potential recoupment based on contractual reimbursements within three years from the date of the corresponding Expense Limitation Agreement after reduced by amounts forfeited during the current fiscal year are as follows (in thousands):

	Expires
Fund	2011($)	2012($)	2013($)

Real Estate 130/30 Fund	11	60	52
U.S. Equity 130/30 Fund	19	72	53
Aggressive Growth Allocation Strategy	—	1	28
Conservative Allocation Strategy	8	12	39
Growth Allocation Strategy	—	4	21
Moderate Allocation Strategy	—	—	3

Amounts designated as “—” are $0 or have been rounded to $0.

131

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

During the year ended March 31, 2010, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,977 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000 (and additional fee waivers of $166,670 of its annual administrative fees through June 30, 2009). Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum, subject to a minimum annual fee of $172,000 for its services.

In addition, with respect to the A Shares, B Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. Certain fees under this plan were voluntarily waived during the year ended March 31, 2010. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Board. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2010, were as follows:

	Board	Board	Board
	Approved	Approved	Approved
	and Charged	and Charged	and Charged
	A Share	B Share	C Share
	Distribution	Distribution	Distribution
	and Service	and Service	and Service
Fund	Fee(%)	Fee(%)	Fee(%)

Aggressive Growth Stock Fund*	0.30	N/A	N/A
Emerging Growth Stock Fund*	0.30	N/A	N/A
International Equity 130/30 Fund*	0.30	N/A	N/A
International Equity Fund*	0.30	N/A	N/A
International Equity Index Fund*	0.30	N/A	N/A
Large Cap Core Equity Fund	0.25	N/A	1.00
Large Cap Growth Stock Fund	0.30	N/A	1.00
Large Cap Quantitative Equity Fund*	0.25	N/A	N/A
Large Cap Value Equity Fund	0.30	N/A	1.00
Mid-Cap Core Equity Fund	0.30	N/A	1.00
Mid-Cap Value Equity Fund	0.30	N/A	1.00
Real Estate 130/30 Fund*	0.30	N/A	N/A
Select Large Cap Growth Stock Fund	0.30	N/A	1.00
Small Cap Growth Stock Fund	0.30	N/A	1.00
Small Cap Value Equity Fund	0.30	N/A	1.00
U.S. Equity 130/30 Fund*	0.30	N/A	N/A
Aggressive Growth Allocation Strategy	0.30	0.75	1.00
Conservative Allocation Strategy	0.30	0.75	1.00
Growth Allocation Strategy	0.30	0.75	1.00
Moderate Allocation Strategy	0.30	0.75	1.00

*	Prior to the conversion of C Shares to A Shares on July 31, 2009, the C Share Distribution and Service Fee was 1.00% of average daily net assets.

Shareholder Servicing Plan — The International Equity Index Fund has adopted a Shareholder Servicing Plan for the I Shares and A Shares. The Fund pays financial institutions for shareholder support services they provide,

132

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

at a rate of up to 0.15% of the average daily net assets of the Fund’s I Shares or A Shares, as applicable. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Custodian Agreements — SunTrust Bank acts as custodian for the Funds, except for the International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, which have appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the Trust are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Prior to November 20, 2009, the annual retainer was $93,750 for the Chairman and $75,000 for the other Trustees. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	100,000	80,000
Regular Meeting Fee	7,500	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

The Investment Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $1,080,000 for these services. Prior to July 1, 2009, the fee was $775,000. During the year ended March 31, 2010, the Investment Adviser was paid $1,003,750 for these services. In addition, the Administrator provides staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $171,485 for providing these services. The fees above are allocated based on average daily net assets of the Trust and are reflected on the Statements of Operations as “Compliance Services Fees”.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust, to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31,2010, SunTrust Robinson Humphrey, Inc. did not receive any payments from the Funds.

133

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2010, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Aggressive Growth Stock Fund	30,455	137,443
Emerging Growth Stock Fund	46,601	128,418
International Equity 130/30 Fund	845,526	834,939
International Equity Fund	228,712	246,366
International Equity Index Fund	324,431	536,457
Large Cap Core Equity Fund	361,675	463,681
Large Cap Growth Stock Fund	323,472	492,192
Large Cap Quantitative Equity Fund	164,060	208,447
Large Cap Value Equity Fund	1,272,470	1,408,216
Mid-Cap Core Equity Fund	81,443	110,261
Mid-Cap Value Equity Fund	1,327,914	1,012,795
Real Estate 130/30 Fund	71,641	69,077
Select Large Cap Growth Stock Fund	79,139	97,172
Small Cap Growth Stock Fund	351,147	406,074
Small Cap Value Equity Fund	391,866	288,375
U.S. Equity 130/30 Fund	43,508	35,139
Aggressive Growth Allocation Strategy	6,077	5,368
Conservative Allocation Strategy	7,702	3,460
Growth Allocation Strategy	13,003	18,291
Moderate Allocation Strategy	30,230	40,317

134

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

5.	Federal Tax Information

At March 31, 2010, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2010, were as follows (in thousands):

				Net Tax Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciaton($)	(Depreciation)($)	(Depreciation)($)

Aggressive Growth Stock Fund	72,193	43,682	(2,204)	41,478
Emerging Growth Stock Fund	13,024	7,216	(170)	7,046
International Equity 130/30 Fund	126,032	5,244	(4,312)	932
International Equity Fund	250,725	62,205	(22,739)	39,466
International Equity Index Fund	683,720	260,762	(55,679)	205,083
Large Cap Core Equity Fund	369,877	103,942	(11,163)	92,779
Large Cap Growth Stock Fund	395,158	133,352	(10,121)	123,231
Large Cap Quantitative Equity Fund	19,084	1,923	(209)	1,714
Large Cap Value Equity Fund	1,097,363	239,533	(14,150)	225,383
Mid-Cap Core Equity Fund	81,964	18,616	(2,376)	16,240
Mid-Cap Value Equity Fund	738,097	111,110	(5,118)	105,992
Real Estate 130/30 Fund	13,268	2,311	(623)	1,688
Select Large Cap Growth Stock Fund	103,076	30,622	(484)	30,138
Small Cap Growth Stock Fund	326,871	103,697	(10,772)	92,925
Small Cap Value Equity Fund	612,035	98,014	(18,379)	79,635
U.S. Equity 130/30 Fund	14,858	1,235	(601)	634
Aggressive Growth Allocation Strategy	27,979	2,193	(1,458)	735
Conservative Allocation Strategy	15,177	1,181	(459)	722
Growth Allocation Strategy	65,775	6,257	(1,994)	4,263
Moderate Allocation Strategy	146,852	11,723	(3,680)	8,043

Amounts designated as “—” are $0 or have been rounded to $0.

135

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

The tax character of distributions paid to shareholders during the year ended March 31, 2010, was as follows (in thousands):

	Distributions Paid From
		Net Long		Total
	Ordinary	Term Capital	Return of	Distributions
Fund	Income($)	Gains($)	Capital($)	Paid($)*

International Equity 130/30 Fund	1,935	—	—	1,935
International Equity Fund	1,609	—	—	1,609
International Equity Index Fund	27,429	—	—	27,429
Large Cap Core Equity Fund	4,844	—	—	4,844
Large Cap Growth Stock Fund	807	—	—	807
Large Cap Quantitative Equity Fund	472	—	—	472
Large Cap Value Equity Fund	21,138	—	—	21,138
Mid-Cap Core Equity Fund	538	—	—	538
Mid-Cap Value Equity Fund	7,088	—	—	7,088
Real Estate 130/30 Fund	272	—	—	272
Select Large Cap Growth Stock Fund	100	—	3	103
Small Cap Value Equity Fund	6,223	—	—	6,223
U.S. Equity 130/30 Fund	70	—	—	70
Aggressive Growth Allocation Strategy	307	—	—	307
Conservative Allocation Strategy	292	2	—	294
Growth Allocation Strategy	1,028	—	—	1,028
Moderate Allocation Strategy	3,142	—	—	3,142

*	Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

136

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

The tax character of distributions paid to shareholders during the period ended March 31, 2009, was as follows (in thousands):

	Distributions Paid From
		Net Long		Total
	Ordinary	Term Capital	Return of	Distributions
Fund	Income($)	Gains($)	Capital($)	Paid($)*

Aggressive Growth Stock Fund	—	4,919	—	4,919
Emerging Growth Stock Fund	1,204	1,818	—	3,022
International Equity 130/30 Fund	350	—	—	350
International Equity Fund	16,663	14,300	—	30,963
International Equity Index Fund	28,912	—	—	28,912
Large Cap Core Equity Fund	11,566	—	—	11,566
Large Cap Growth Stock Fund	2,520	3,451	—	5,971
Large Cap Quantitative Equity Fund	833	—	—	833
Large Cap Value Equity Fund	27,836	—	—	27,836
Mid-Cap Core Equity Fund	1,150	5,818	—	6,968
Mid-Cap Value Equity Fund	4,367	—	—	4,367
Real Estate 130/30 Fund	140	27	23	190
Select Large Cap Growth Stock Fund	278	—	29	307
Small Cap Value Equity Fund	6,655	6,682	—	13,337
U.S. Equity 130/30 Fund	26	—	—	26
Aggressive Growth Allocation Strategy	455	4,381	2	4,838
Conservative Allocation Strategy	440	119	—	559
Growth Allocation Strategy	1,937	8,834	—	10,771
Moderate Allocation Strategy	5,922	7,089	—	13,011

*	Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

137

NOTES TO FINANCIAL STATEMENTS  (continued)
RIDGEWORTH FUNDS  March 31, 2010

As of March 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Total
	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Earnings
Fund	Income($)	Capital Gains($)	Earnings($)	Other Losses($)	(Depreciation)($)*	(Deficit)($)

Aggressive Growth Stock Fund	—	—	—	(49,592)	41,478	(8,114)
Emerging Growth Stock Fund	—	—	—	(27,087)	7,046	(20,041)
International Equity 130/30 Fund	187	—	187	(26,288)	952	(25,149)
International Equity Fund	3,518	—	3,518	(321,195)	39,466	(278,211)
International Equity Index Fund	3,093	—	3,093	(96,107)	205,075	112,061
Large Cap Core Equity Fund	—	—	—	(262,299)	92,779	(169,520)
Large Cap Growth Stock Fund	22	—	22	(52,239)	123,231	71,014
Large Cap Quantitative Equity Fund	—	—	—	(34,174)	1,714	(32,460)
Large Cap Value Equity Fund	—	—	—	(287,004)	225,383	(61,621)
Mid-Cap Core Equity Fund	—	—	—	(20,691)	16,240	(4,451)
Mid-Cap Value Equity Fund	10,574	—	10,574	—	105,992	116,566
Real Estate 130/30 Fund	650	52	702	(1,071)	1,688	1,319
Select Large Cap Growth Stock Fund	—	—	—	(25,026)	30,138	5,112
Small Cap Growth Stock Fund	—	—	—	(113,393)	92,925	(20,468)
Small Cap Value Equity Fund	172	—	172	(59,604)	79,635	20,203
U.S. Equity 130/30 Fund	110	—	110	(320)	634	424
Aggressive Growth Allocation Strategy	—	—	—	(1,042)	735	(307)
Conservative Allocation Strategy	51	—	51	(47)	722	724
Growth Allocation Strategy	61	—	61	(3,685)	4,263	639
Moderate Allocation Strategy	398	—	398	(4,694)	8,043	3,747

Amounts designated as “—” are $0 or have been rounded to $0.

**	As of the latest tax year end of March 31, 2010, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

As of March 31, 2010, unexpired capital loss carryforwards were as follows (in thousands):

	Expires
Fund	2011($)	2012($)	2013($)	2017($)		2018($)

Aggressive Growth Stock Fund	—	—	—	15,692		33,900
Emerging Growth Stock Fund	—	—	—	6,205		20,882
International Equity 130/30 Fund	—	—	—	19,845		4,710
International Equity Fund	—	—	—	89,645		231,346
International Equity Index Fund	6,883	9,214	3,137	28,998		47,187
Large Cap Core Equity Fund	—	—	—	126,964		135,335
Large Cap Growth Stock Fund	—	—	—	44,253		7,986
Large Cap Quantitative Equity Fund	—	—	—	18,994		15,180
Large Cap Value Equity Fund	—	—	—	164,462		122,542
Mid-Cap Core Equity Fund	—	—	—	1,704		18,987
Real Estate 130/30 Fund**	—	—	—	290	*	781
Select Large Cap Growth Stock Fund	9,527	—	—	4,517		10,982
Small Cap Growth Stock Fund	—	—	—	23,892		89,501
Small Cap Value Equity Fund	—	—	—	15,804		42,847
U.S. Equity 130/30 Fund**	—	—	—	320		—
Aggressive Growth Allocation Strategy	—	—	—	—		1,042
Growth Allocation Strategy	—	—	—	—		3,583
Moderate Allocation Strategy	—	—	—	714		3,780

*	As of March 31, 2009, the Fund had capital loss carryforwards and Post October Losses subject to certain limitations on availability to offset future capital gains, if any, as the result of a change of control, as defined in the Internal Revenue Code.

Capital loss carryforwards may be applied to offset future realized capital gains and may thus reduce future capital gain distributions.

During the year ended March 31, 2010, the Mid-Cap Value Equity Fund, U.S. Equity 130/30 Fund, Conservative Allocation Strategy Fund utilized $65,503, $384 and $75 respectively, in thousands, in capital loss carryforwards.

The Aggressive Growth Fund and Select Large Cap Growth Fund had $1,276 and $52,653, in thousands, of capital loss carryforwards expire in fiscal 2010. Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’

138

NOTES TO FINANCIAL STATEMENTS  (concluded)
RIDGEWORTH FUNDS  March 31, 2010

next taxable year. The Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy have incurred and will elect to defer $—, $—, $1,054, $202, $687, $—, $—, $—, $—, $—, $—, $—, $—, $953, $—, $—, $47, $102 and $200, respectively, in thousands, in capital losses. The International Equity 130/30 Fund has incurred after October 31 and will elect to defer $680, in thousands, in foreign currency losses.

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

**	As of March 31, 2010, these Funds had capital loss carryforwards and Post October Losses subject to certain limitations on availability to offset future capital gains, if any, as the result of a change of control, as defined in the Internal Revenue Code.

Amounts designated as “—” are $0 or have been rounded to $0.

6. Risks

Certain of the Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with these Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Real Estate 130/30 Fund invests a substantial portion of its assets in securities of REITs. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by that Fund.

7. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report, except as noted below.

At a meeting of the Board on May 21, 2010, the Board approved the liquidation of B Shares of the Allocation Strategies and the accelerated conversion of remaining B Shares to A Shares to be effective on or about July 16, 2010. Such conversions will not be subject to any A Shares sales load.

139

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2010

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Aggressive Growth Allocation Strategy (formerly, Life Vision Aggressive Growth Fund), Conservative Allocation Strategy (formerly, Life Vision Conservative Fund), Growth Allocation Strategy (formerly, Life Vision Growth and Income Fund), Moderate Allocation Strategy (formerly, Life Vision Moderate Growth Fund), (twenty of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows of International Equity 130/30 Fund, Real Estate 130/30 Fund, and U.S. Equity 130/30 Fund for the year the ended, and the financial highlights for each of the Funds for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2010

140

OTHER FEDERAL TAX INFORMATION
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2010 qualify for the corporate dividends received deductions:

Dividend Received
Deduction (%)

International Equity 130/30 Fund
Large Cap Core Equity Fund	100
Large Cap Growth Stock Fund	100
Large Cap Quantitative Equity Fund	100
Large Cap Value Equity Fund	100
Mid-Cap Core Equity Fund	100
Mid-Cap Value Equity Fund	57
Select Large Cap Growth Stock Fund	100
Small Cap Value Equity Fund	99
U.S. Equity 130/30 Fund	81
Aggressive Growth Allocation Strategy	61
Conservative Allocation Strategy	10
Growth Allocation Strategy	36
Moderate Allocation Strategy	19

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the year ended March 31, 2010, the International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $296, $573 and $3,297, respectively, in thousands.

For the year ended March 31, 2010, the following Funds paid qualified dividend income:

Qualified Dividend
Income (%)

International Equity 130/30 Fund
International Equity Fund	38
International Equity Index Fund	33
Large Cap Core Equity Fund	100
Large Cap Growth Stock Fund	100
Large Cap Quantitative Equity Fund	100
Large Cap Value Equity Fund	100
Mid-Cap Core Equity Fund	100
Mid-Cap Value Equity Fund	59
Select Large Cap Growth Stock Fund	100
Small Cap Value Equity Fund	100
U.S. Equity 130/30 Fund	85
Aggressive Growth Allocation Strategy	73
Conservative Allocation Strategy	12
Growth Allocation Strategy	37
Moderate Allocation Strategy	22

The RidgeWorth International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries.

	Foreign	Foreign
	Source	Tax
	Income ($)	Expense ($)
International Equity 130/30 Fund	3,791	296
International Equity Fund	6,020	545
International Equity Index Fund	28,937	3,297

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders will receive more detailed information with their 2010 Form 1099-DIV.

141

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Information pertaining to the Independent Trustees of the Trust is set forth below.

				Number of
Name, Business			Principal	Portfolios in
Address, State of	Position	Term of	Occupation(s)	Trust	Other
Residence and	Held With	Office and Length	During the	Complex	Directorships
Age	Trust	of Time Served	Past 5 Years	Overseen	Held

Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) Age: 60	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006- March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	50	GenSpring Trust

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 67	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	50	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.; GenSpring Trust

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 60	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	50	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 69	Trustee	Indefinite; since November 2004	Retired. Executive Vice President/CFO, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (energy) (1998-2001)	50	WellPoint, Inc.; UniSource Energy Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 51	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	50	None

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 67	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	50	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) Age: 74	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	50	None

142

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Information pertaining to the Officers of the Trust is set forth below.

Term of
	Position(s)	Office and
Name, Address and	Held with	Length of	Principal Occupation(s)
Age	Trust	Time Served	During the Past 5 Years

Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 37	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Investments

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 48	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 42	Vice President; Deputy Chief Compliance Officer	One year; since May 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007-May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Age: 46	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Citi Fund Services Ohio, Inc.

Jennifer A. English 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary; Chief Legal Officer	One year; since February 2010	Senior Vice President, Regulatory Administration, Citi (2005-present). Assistant Vice President and Assistant Counsel, PNC Global Investment Servicing (2002-2005)

Danio Mastropieri 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Assistant Secretary	One year; since February 2010	Vice President, Regulatory Administration, Citi (2007-present); Senior Regulatory Administration Specialist, PNC Global Investment Servicing (2004-2007)

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

143

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Alpha Equity Management LLC, Ceredex Value Advisors LLC, Certium Asset Management LLC, IronOak Advisors LLC, and Silvant Capital Management LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 15, 2009, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 20, 2009, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information. Based on the Board’s deliberations and evaluation of the information it received, the Board, all whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

144

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

145

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	1,128.10	6.47	1.22
	A Shares	1,000.00	1,125.80	8.06	1.52
Emerging Growth Stock Fund	I Shares	1,000.00	1,148.30	6.64	1.24
	A Shares	1,000.00	1,146.00	8.24	1.54
International Equity 130/30 Fund***	I Shares	1,000.00	1,026.80	8.39	1.66
	A Shares	1,000.00	1,025.30	10.30	2.04
International Equity Fund	I Shares	1,000.00	1,043.60	6.37	1.25
	A Shares	1,000.00	1,042.40	7.89	1.55
International Equity Index Fund	I Shares	1,000.00	995.40	3.28	0.66
	A Shares	1,000.00	993.70	4.77	0.96
Large Cap Core Equity Fund	I Shares	1,000.00	1,105.90	4.75	0.90
	A Shares	1,000.00	1,105.00	6.05	1.15
	C Shares	1,000.00	1,099.90	9.97	1.90
Large Cap Growth Stock Fund	I Shares	1,000.00	1,126.00	5.25	0.99
	A Shares	1,000.00	1,125.00	6.83	1.29
	C Shares	1,000.00	1,119.90	10.52	1.99
Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,116.20	5.91	1.12
	A Shares	1,000.00	1,114.60	7.28	1.38
Large Cap Value Equity Fund	I Shares	1,000.00	1,125.30	4.24	0.80
	A Shares	1,000.00	1,123.60	5.82	1.10
	C Shares	1,000.00	1,119.40	9.51	1.80
Mid-Cap Core Equity Fund	I Shares	1,000.00	1,148.50	6.27	1.17
	A Shares	1,000.00	1,146.50	7.92	1.48
	C Shares	1,000.00	1,142.10	11.59	2.17
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,180.30	5.54	1.02
	A Shares	1,000.00	1,177.80	7.11	1.31
	C Shares	1,000.00	1,174.80	10.95	2.02
Real Estate 130/30 Fund***	I Shares	1,000.00	1,207.60	7.43	1.35
	A Shares	1,000.00	1,205.20	6.55	1.63
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,102.30	5.08	0.97
	A Shares	1,000.00	1,100.60	6.65	1.27
	C Shares	1,000.00	1,096.50	10.30	1.97
Small Cap Growth Stock Fund	I Shares	1,000.00	1,134.60	6.48	1.22
	A Shares	1,000.00	1,132.20	8.07	1.52
	C Shares	1,000.00	1,128.50	11.77	2.22
Small Cap Value Equity Fund	I Shares	1,000.00	1,146.50	6.42	1.20
	A Shares	1,000.00	1,144.60	8.02	1.50
	C Shares	1,000.00	1,140.30	11.74	2.20
U.S Equity 130/30 Fund***	I Shares	1,000.00	1,144.10	8.18	1.53

146

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,104.80	—	—
	A Shares	1,000.00	1,101.60	—	—
	B Shares	1,000.00	1,099.50	—	—
	C Shares	1,000.00	1,097.80	—	—
Conservative Allocation Strategy	I Shares	1,000.00	1,048.20	1.02	0.20
	A Shares	1,000.00	1,047.20	2.55	0.50
	B Shares	1,000.00	1,044.70	4.84	0.95
	C Shares	1,000.00	1,042.30	6.11	1.20
Growth Allocation Strategy	I Shares	1,000.00	1,079.70	1.04	0.20
	A Shares	1,000.00	1,076.90	2.59	0.50
	B Shares	1,000.00	1,074.80	4.91	1.95
	C Shares	1,000.00	1,074.80	6.61	1.20
Moderate Allocation Strategy	I Shares	1,000.00	1,065.30	0.95	0.19
	A Shares	1,000.00	1,062.90	2.47	0.48
	B Shares	1,000.00	1,062.10	4.81	0.94
	C Shares	1,000.00	1,060.30	6.11	1.19

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	Excludes impact of dividend expense and transactions cost on securities sold short.

147

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	1,018.85	6.14	1.22
	A Shares	1,000.00	1,017.35	7.64	1.52
Emerging Growth Stock Fund	I Shares	1,000.00	1,018.75	6.24	1.24
	A Shares	1,000.00	1,017.25	7.75	1.54
International Equity 130/30 Fund ***	I Shares	1,000.00	1,015.46	8.35	1.66
	A Shares	1,000.00	1,013.91	10.25	2.04
International Equity Fund	I Shares	1,000.00	1,018.70	6.29	1.25
	A Shares	1,000.00	1,017.20	7.80	1.55
International Equity Index Fund	I Shares	1,000.00	1,021.64	3.33	0.66
	A Shares	1,000.00	1,020.14	4.84	0.96
Large Cap Core Equity Fund	I Shares	1,000.00	1,020.42	4.55	0.90
	A Shares	1,000.00	1,019.18	5.81	1.15
	C Shares	1,000.00	1,015.44	9.57	1.90
Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.00	4.98	0.99
	A Shares	1,000.00	1,018.50	6.49	1.29
	C Shares	1,000.00	1,015.01	10.00	1.99
Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,020.14	5.64	1.12
	A Shares	1,000.00	1,018.90	6.94	1.38
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.91	4.03	0.80
	A Shares	1,000.00	1,019.41	5.54	1.10
	C Shares	1,000.00	1,015.92	9.05	1.80
Mid-Cap Core Equity Fund	I Shares	1,000.00	1,019.45	5.59	1.17
	A Shares	1,000.00	1,017.95	7.44	1.48
	C Shares	1,000.00	1,014.46	10.90	2.17
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.85	5.14	1.02
	A Shares	1,000.00	1,018.40	6.59	1.31
	C Shares	1,000.00	1,014.86	10.15	2.02
Real Estate 130/30 Fund***	I Shares	1,000.00	1,017.75	6.79	1.35
	A Shares	1,000.00	1,011.88	5.98	1.63
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.09	4.89	0.97
	A Shares	1,000.00	1,018.60	6.39	1.27
	C Shares	1,000.00	1,015.11	9.90	1.97
Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.86	6.13	1.22
	A Shares	1,000.00	1,017.36	7.64	1.52
	C Shares	1,000.00	1,013.87	11.14	2.22
Small Cap Value Equity Fund	I Shares	1,000.00	1,018.95	6.04	1.20
	A Shares	1,000.00	1,017.45	7.54	1.50
	C Shares	1,000.00	1,013.96	11.05	2.20
U.S Equity 130/30 Fund***	I Shares	1,000.00	1,016.55	7.70	1.53
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,023.93	—	—
	A Shares	1,000.00	1,022.43	—	—
	B Shares	1,000.00	1,020.19	—	—
	C Shares	1,000.00	1,018.95	—	—

148

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Conservative Allocation Strategy	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	B Shares	1,000.00	1,020.19	4.78	0.95
	C Shares	1,000.00	1,018.95	6.04	1.20
Growth Allocation Strategy	I Shares	1,000.00	1,023.98	1.01	0.20
	A Shares	1,000.00	1,022.49	2.52	0.50
	B Shares	1,000.00	1,020.24	4.78	1.95
	C Shares	1,000.00	1,019.00	6.04	1.20
Moderate Allocation Strategy	I Shares	1,000.00	1,024.01	0.93	0.19
	A Shares	1,000.00	1,022.54	2.42	0.48
	B Shares	1,000.00	1,020.26	4.72	0.94
	C Shares	1,000.00	1,019.00	5.99	1.19

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	Excludes impact of dividend expense and transactions cost on securities sold short.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

149

Investment Adviser:

RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303
www.ridgeworth.com

Investment Subadvisers:

Alpha Equity Management LLC	IronOak Advisors LLC
90 State House Square, Suite 1100	919 East Main Street, 15th Floor
Hartford, CT 06103	Richmond, VA 23219
www. alphaequityllc.com	www. ironoakadvisors.com

Ceredex Value Advisors LLC	Silvant Capital Management LLC
Lincoln Plaza, Suite 1600	50 Hurt Plaza, Suite 1500
300 South Orange Avenue	Atlanta, GA 30303
Orlando, FL 32801	www. silvantcapital.com
www. ceredexvalue.com
Zevenbergen Capital Investments LLC
Certium Asset Management LLC	601 Union Street, Suite 4600
50 Hurt Plaza, Suite 1400	Seattle, Washington 98101
Atlanta, GA 30303	www. zci.com
www. certiumllc.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

Distributor:

Ridgeworth Distributors LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

Collective Strength Individual Insight is a federally registered service mark of RidgeWorth Investments

2010 ANNUAL REPORT FIXED INCOME AND MONEY MARKET FUNDS MARCH 31, 2010 RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

RIDGEWORTH FUNDS March 31, 2010

LETTER TO SHAREHOLDERS
March 31, 2010
Dear Valued RidgeWorth Funds Shareholder,
Another year has passed and we are happy to report that the economy and the markets are very much improved since our last annual assessment. We are also very pleased to report that the RidgeWorth Funds continued to perform exceptionally well, winning two major Lipper performance awards for 2010. We will speak in a bit more detail to each of these important topics before concluding with some thoughts on what we might expect in the coming year.
But before doing that, we want to begin by thanking you, our valued RidgeWorth Funds shareholders. All of our efforts and successes are focused on and dedicated to helping you achieve your investing goals, and we are grateful that you have placed your confidence in us. It is our mission to earn that trust through all that we do.
A year ago, the world was deeply worried and even fearful about the precipitous decline in the U.S. and global economies and financial markets. Indeed, the concerns were not limited to the decline in growth or the massive loss of jobs. Many markets had become severely impaired and illiquid, putting an indelible stamp on this period in our history. Much of the root cause of the decline was due to an extended period of excessive debt growth ending in an over-leveraged economy vulnerable to any significant weakness. Housing, perhaps the most leveraged industry and asset, was at the epicenter of the crisis.
The decline in U.S. output was the most severe in magnitude and of the longest duration of the post-War era. Industrial production fell over 14%, home building fell nearly 80% to the lowest level on record, and over 8 million jobs were eliminated lifting the unemployment to its highest level in a quarter century. Real estate prices in particular were hard hit, and the losses and foreclosures have not yet run their course. The size and scope of these challenges was unprecedented in modern times and required an extraordinary policy response.
The Federal Reserve (the “Fed”) took early action, going well beyond traditional interest rate cuts. The first step was to announce rates would remain low for an “extended period.” The next major effort was to create special lending vehicles to help restore liquidity to many nonfunctioning markets. The third major step was to purchase mortgage-backed and Treasury securities. These efforts helped provide life support for frozen markets. The federal government also stepped in with huge stimulus programs intended to build roads, help buy cars, and extend benefits to unemployed workers among other initiatives.
The turning point for the economy came as businesses finished cutting output to the bone at a time when record fiscal and monetary stimulus flooded the economy. Layoffs began to slow, production improved, and the economy began growing in the second half of 2009. However, the pace of the recovery so far has been weaker than average, despite the severity of the downturn, and it has taken on a somewhat different shape. High debt levels appear to be holding back consumer spending and the growth in housing so far, while falling revenues caused state and local government outlays to contract. The relative positives have been in a stronger than average rebound in corporate spending on equipment and software and in international trade, both imports and exports. The “slack” in the labor market and the continued high levels of idle production capacity kept a lid on inflation pressures in the face of record levels of stimulus spending.
The financial markets responded very positively to the shift in economic momentum and the major equity and fixed-income indexes performed well in the 12 months ended March 31, 2010, in stark contrast to the weak performance from the previous year. The S&P 500 Index1 generated a 49.73% total return for the period compared with a -38.06% return in the previous 12 months, while the Barclays Capital U.S. Aggregate Bond Index2 gained 7.69% versus a 3.13% increase.
As might be expected, the improvement in economic perceptions and expectations provided the most lift to the economically sensitive technology, industrial, financial, and consumer discretionary sectors, though all sectors recorded double-digit percentage gains. Mid-cap, small-cap, and international stocks experienced even stronger returns. Bond performance was dominated by higher liquidity and narrower credit spreads as investors moved away from the perceived safety of U.S. Treasuries. High Yield (Barclays Capital U.S. Corporate High Yield Bond Index3) and corporate bonds (Barclays Capital U.S. Corporate Investment Grade Index4) enjoyed 56.18% and 23.80% returns, respectively, during the period. REITs also benefited from healthier credit markets, with the FTSE NAREIT Equity REITs Index5 returning an impressive 106.68%.

The RidgeWorth Funds continued to perform well relative to peers. More than 70% of our long-term funds beat their Lipper Peer Group averages for each of the 3-, 5-, and 10-year periods ended March 31, 20106. In addition, RidgeWorth received two of the four “group awards” given to Small Companies at the 2010 Lipper Fund Awards ceremony held in New York on Wednesday, March 24. Lipper awarded RidgeWorth the Small Company “Overall” and “Mixed-Asset” Awards for the highest consistent return among qualifying small companies over the three-year period ended December 31, 2009.7 It is a great honor to be recognized for these awards by such a highly-regarded organization as Lipper.
We are working diligently to continue the RidgeWorth tradition of strong performance. The outlook for the economy is considerably brighter than it was a year ago during the depths of the recession, but there remain significant headwinds that will likely restrict the pace of growth for some time; including high consumer debt loads, a weak housing market, and the paying down of record federal deficits. Moreover, with the S&P 500 up over 70% from the 2009 low and bond credit spreads back down closer to historical norms, we believe the “easy money” has been made in the broad market advance. We expect a somewhat slower than normal pace of recovery because of the headwinds mentioned above, but inflation will likely remain relatively low and the Fed will be careful not to raise interest rates too quickly.
We believe the markets will continue to offer opportunities for investors, but they will be more selective and company specific; a market that fits well with the RidgeWorth bottom-up approach to security selection.
The past year has been good for the economy, the markets, and the RidgeWorth Funds. We wish to again thank you for your trust and confidence in us, and we look forward to another good year together.
Sincerely,

David Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

[3]	Barclays Capital U.S. Corporate High Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s , Fitch , and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

[4]	Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

[5]	FTSE NAREIT Equity REITs Index is a capitalization-weighted index that spans the commercial real estate spaces across the U.S. economy.

[6]	For the period ended March 31, 2010, 37 out of 49 (1 year), 35 out of 46 (3 years), 34 out of 44 (5 years) and 23 out of 31 (10 years) Funds’ I Shares beat their respective Lipper peer group averages. Lipper rankings are based on total return and do not include a sales charge.

[7]	Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. The ratings are subject to change every month and calculated for the following time periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for the Consistent Return metrics over 3-year, 5-year and 10-year period (if applicable). The highest 20% of funds in each classification are named Lipper Leader for Consistent Return. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1. Lipper Leader© Thomson Reuters. All rights reserved.

CORPORATE BOND FUND
Portfolio Managers
•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
International investing involves increased risk and volatility.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Corporate Bond Fund lagged its benchmark, the Barclays Capital U.S. Corporate Index, with a total return of 18.49% (I Shares) versus 23.80% for the 12-month period ended March 31, 2010.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund held the majority of its exposure in industrials and utilities. Our finance activity was concentrated in the purchase of strong foreign banks, exchanges, transaction-based institutions, brokers and Real Estate Investment Trusts. Our favored industries are metals and mining, brokers and regulated pipelines.1
Early in 2010, our bottom-up security selection in industrials and utilities added value but not enough to offset our underweight in financials. In addition, financial security selection was a negative due to our focus on transaction based institutions. Spreads on these bonds did not tighten nearly as much as the more challenged banks where we continue to reserve judgment.1
How do you plan to position the Fund, based on market conditions?
Risk assets continued to outperform in early 2010, lifted by consistent cash inflows to bond funds of all types and a March rally that fed off a robust stock market. Credit in the High-Grade sector performed well.
Healthy corporate issuance has continued in 2010, but deals have not been nearly as attractive as last year. We are maintaining a cautious eye as spreads tighten, but we believe our focus on bottom-up security selection will help to keep the Fund insulated from any major credit deterioration.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

CORPORATE BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Corporate Index, which covers U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/10
						Since
Corporate Bond Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	10/08/03	18.05%	5.19%	4.74%	5.44%
	with sales charge*		12.41%	3.51%	3.73%	4.65%
C Shares	without CDSC	11/30/01	17.32%	4.48%	4.04%	4.91%
	with CDSC*		16.32%	4.48%	4.04%	4.91%
I Shares		11/30/01	18.49%	5.53%	5.05%	5.74%
Barclays Capital U.S. Corporate Index			23.80%	5.95%	5.30%	5.77%

Prospectus Expense Ratio[1]						Gross
A Shares						0.82%
C Shares						1.52%
I Shares						0.52%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

GEORGIA TAX-EXEMPT BOND FUND
Portfolio Manager
•	Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Georgia Tax-Exempt Bond Fund had a total return of 8.32% (I Shares) versus a total return of 12.00% for the Lipper Georgia Municipal Debt Funds Average1, and a 9.69% total return for the Barclays Capital U.S. Municipal Bond Index. Total returns generally increased as you progressed out the maturity spectrum during the period, with the long-term bond sector (22+ years to maturity) providing the greatest total return (according to Barclays Capital). As of March 31, 2010, relative to the Barclays Capital U.S. Municipal Bond Index, the Fund maintained an overweight of less than one-year, 20-year, and 22-year and longer-term paper. Additionally, relative to the index the Fund maintained a high allocation to securities rated AAA and A and a lower allocation to securities in the AA and BAA rating categories. Trading activity and portfolio events during the period resulted in exposure to the three-year, 20-year, and long-term bond sectors being increased. Over the 12 months, the five-, 10-, and 30-year generic AAA-rated municipal bond yields declined 30, 7, and 64 basis points (0.30%), (0.70%) and (0.64%), respectively. The two-year to 30-year municipal bond yield curve flattened 46 basis points (0.46%) to 338 basis points (3.38%) of slope.3
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The main factor behind the Fund’s underperformance was its continued overweight of higher-quality securities. Long-term bonds and lower-quality paper were oversold at the end of 2008, which set the stage for the powerful rally in 2009. Credit spreads continue to tighten in 2010. Specifically, the Barclays Capital BAA Municipal Index2 returned 20.37% for the period, while the AA and AAA indices returned 8.28% and 5.93%, respectively.3
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater-than par) for their income benefit and relative price stability. We believe all activity will occur within an investment-grade construct and the average credit quality of Fund holdings should remain high relative to its peers. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. We believe that the Fund is currently well positioned for further flattening of the yield curve, which we anticipate.3

[1]	The Lipper Georgia Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities which are exempt from taxation in Georgia (double tax-exempt) or city (triple tax-exempt).

[2]	Barclays Capital BAA Municipal Bond Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market.
Portfolio Composition (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

GEORGIA TAX-EXEMPT BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	8.03%	3.57%	3.70%	4.44%
	with sales charge*	2.90%	1.91%	2.70%	3.94%
I Shares		8.32%	3.73%	3.87%	4.63%
Barclays Capital U.S. Municipal Bond Index		9.69%	4.56%	4.58%	5.58%

Prospectus Expense Ratio[1]	Gross

A Shares	0.75%
I Shares	0.60%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

HIGH GRADE MUNICIPAL BOND FUND
Portfolio Manager
•	Ronald Schwartz, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the High Grade Municipal Bond Fund returned 10.43% (I Shares), outperforming the Barclays Capital U.S. Municipal Bond Index and its peer group, the Lipper Insured Municipal Debt Funds Average1, which returned 9.69% and 9.87%, respectively. Lesser-quality and longer-maturity bonds provided the best returns over the period, as represented in the Barclays Capital BAA Municipal Bond Index2, which returned 20.37%, and the Barclays Capital Municipal Long Bond Index3 returning 17.35%.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Curve placement contributed to performance for the Fund versus its peers and benchmark, while the high-quality bias was a detriment. The Fund has no exposure to BBB paper versus the benchmark, which has 13.25% exposure. The Fund has more than 60% exposure to bonds with maturities greater than 20 years while the index has 34%. For the majority of the period the Fund maintained a duration that was shorter than the Lipper peer group but longer than the benchmark. Intermediate- to long-term bonds outperformed short-term bonds as the curve flattened. Lesser-quality bonds outperformed as credit spreads narrowed.4
How do you plan to position the Fund, based on market conditions?
We expect to maintain the high-credit quality bias of portfolios and neutral duration targets. We would anticipate extending out the curve into longer maturities as the curve has flattened over the last year from 384 to 338 basis points (3.84% to 3.38%).4

[1]	The Lipper Insured Municipal Debt Funds Average is an average of managed mutual funds that invest at least 65% of their assets in municipal debt issues insured as to timely payment.

[2]	Barclays Capital BAA Municipal Bond Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market.

[3]	Barclays Capital Municipal Long Bond Index is a sub-index (consisting of bonds with maturities of at least 22 years) of the Barclays Capital Municipal Bonds Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991.
Portfolio Composition (as of March 31, 2010)4
as a percentage of Investments

[4]	Portfolio Composition is subject to change

HIGH GRADE MUNICIPAL BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	10.26%	4.30%	4.00%	4.72%
	with sales charge*	5.05%	2.61%	3.00%	4.21%
I Shares		10.43%	4.49%	4.18%	4.91%
Barclays Capital U.S. Municipal Bond Index		9.69%	4.56%	4.58%	5.58%

Prospectus Expense Ratio[1]	Gross

A Shares	0.79%
I Shares	0.64%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

HIGH INCOME FUND
Portfolio Managers
•	Michael McEachern, CFA
•	Brian Nold, M.D.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the High Income Fund outperformed its benchmark the Barclays Capital U.S. Corporate High Yield Bond Index with a return of 57.86%1 (R Shares) versus 56.18% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Given the positive fundamental and technical trends, we continue to look for opportunities to rotate out of bonds that have reached their performance target into securities with better upside. We reduced exposure to the largest hospital operators because the sector was trading at full value. Certain transportation issuers had recovered from the depressed levels of last year and the market now recognizes their improved position. We also diversified exposure in auto finance.2
With the healthy new issue market, we have been searching for opportunities to add value through our bottom-up research process. We increased our allocation to previously distressed Finance issuers that are focused on rebuilding their balance sheets as well as defaulted Industrial issuers that we expect will exit bankruptcy later in 2010. We are also mindful that merger and acquisition activity by investment-grade issuers could be on the rise later this year, which could be positive for individual high-yield companies. Consequently, we increased exposure to certain issuers that are good credits on their own, but could also be identified as attractive takeover candidates.2
Despite uncertainty about the staying power of the economic recovery, high-yield returns were strong over the past 12 months. The Fund’s robust return was the result of its security overweighting in CCC-rated and finance and autos. Given the current economic and market environments, High Yield remains a favored sector for investors seeking more attractive yields than investment-grade bonds and less volatility than equities.2
How do you plan to position the Fund, based on market conditions?
Over the past year, credit—both high-yield and investment-grade—has been the favored asset class of investors because it offered attractive upside potential without the volatility of equities. Demand for high yield has been very strong and this enabled issuers to refinance and extend bonds and loans that were scheduled to mature in the next few years. Companies took advantage of robust demand and issued a record amount of high-yield bonds in the first quarter—one-half the previous peak annual level in only three months. Because there are still questions about how robust the recovery will be, companies have been restrained about borrowing to make acquisitions, pay dividends or buy back stock. As a result of these positive fundamental and technical factors, along with the departure of the weakest players due to default, the overall quality of the high-yield universe, as measured by the upgrade/downgrade ratio, is improving.
In the near term, we expect that these positive conditions will persist, and so we will concentrate on adding value through security selection. Our bottom-up focus will be crucial in avoiding the downside if certain companies start to overreach in the recovery and identifying issues and issuers that have potential for improvement.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Portfolio Composition (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

HIGH INCOME FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/10
							Since
High Income Fund		Inception Date	1 Year[1]	3 Year	5 Year	10 Year	Inception

A Shares	without sales charge	10/27/03	58.07%	6.87%	8.37%	N/A	8.67%
	with sales charge*		50.66%	5.14%	7.31%	N/A	7.85%
R Shares^		05/04/94	57.86%	6.30%	7.75%	7.20%	5.67%
I Shares		10/03/01	58.65%	7.20%	8.70%	N/A	9.03%
							8.14%[3]
Barclays Capital U.S. Corporate High Yield Bond Index			56.18%	6.65%	7.78%	7.45%	7.54%[3]
							9.33%[3]

Prospectus Expense Ratio[2]	Gross

A Shares	1.07%
R Shares	1.52%
I Shares	0.77%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

[3]	The Since Inception total returns for the Barclays Capital U.S. Corporate High Yield Bond Index are from 10/27/03, 4/30/94, 10/03/01, respectively.

INTERMEDIATE BOND FUND
Portfolio Managers
•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Intermediate Bond Fund moderately lagged its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Bond Index for the 12-month period ended March 31, 2010 with a return of 6.08% (I Shares) versus 6.92% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
We continue to focus our concentration on industrials (with emphasis on metals, mining and cable) and utilities (where regulated pipelines are favored) as we hold about twice the weight of the index. We increased our allocation to financials but continue to be reserved in our outlook on the industry. We are maintaining a cautious eye as spreads tighten, but we believe our focus on bottom-up security selection could provide potential to help insulate the Fund from major credit deterioration.1
Solid performance for the past year was accomplished by maintaining our bottom-up focus, and generating results with lower volatility. Our two most significant over-weights, Corporates and AAA-rated Collateralized Mortgage Backed Securities (“CMBS”) have tightened considerably.1
Our allocation to High Yield was particularly effective in the first quarter of 2010. With our high-quality style generating better than 4% returns for the quarter, the opportunistic use of this asset class provided excess return.1
How do you plan to position the Fund, based on market conditions?
Risk assets continued to outperform early in 2010, lifted by consistent cash inflows to bond funds of all types and a March rally that fed off a robust stock market. Credit in the High-Grade sector performed well and CMBS was the star in the securitized sectors. Treasury returns were less than most investment-grade spread sectors, but were still positive as rates edged lower across most of the yield curve. Equities continue to project a “glass half full” approach and rally, but global issues like the European debt crisis, or domestic issues like record foreclosure filings, will continue to remind us that the recovery is fragile at best. We are navigating a recovery that is likely to be different from recent rebounds.1
While we are on the road to recovery, growth is unlikely to return to the economy’s full potential. The consumer remains the most critical element to domestic growth, but consumer debt remains historically high. Spending has improved off the lows of this cycle, but only at the expense of savings. Unemployment remains stubbornly high; housing prices will remain under pressure given the depth of the foreclosure pipeline, and most of the Government’s stimulus programs will conclude as we move into the second half of 2010. After the modest inventory cycle response and the end of the various stimulus programs, it is difficult to see forces that can make this recovery more organic and sustainable going forward. Healthy corporate issuance has continued in 2010 but deals have not been nearly as attractive as last year.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

INTERMEDIATE BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (the U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible securities. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/10
		Inception
Intermediate Bond Fund		Date†	1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	06/30/99	5.83%	6.91%	5.53%	5.65%
	with sales charge*		0.82%	5.18%	4.51%	5.14%
R Shares		06/30/99	5.47%	6.37%	4.93%	5.33%
I Shares		06/30/99	6.08%	7.15%	5.82%	5.81%
Barclays Capital Intermediate U.S. Government/Credit Bond Index			6.92%	5.88%	5.16%	5.93%

Prospectus Expense Ratio[1]	Gross

A Shares	0.57%
R Shares	1.07%
I Shares	0.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to 10/11/04 for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund and performance is based on the performance of I Shares. During the period 10/16/07 through 1/17/08, R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

INVESTMENT GRADE BOND FUND
Portfolio Managers
•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Investment Grade Bond Fund solidly outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index for the 12 month period ended March 31, 2010 with a return of 8.26% (I Shares) versus 7.51% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
We continue to focus our concentration on industrials (with emphasis on metals, mining and cable) and Utilities (where regulated pipelines are favored) as we hold about twice the weight of the index. We increased our allocation to financials but continue to be reserved in our outlook on the industry. We are maintaining a cautious eye as spreads tighten but believe our focus on bottom-up security selection could provide potential to keep the Fund insulated from any major credit deterioration.1
Solid performance for the past year was accomplished by maintaining our bottom-up focus and generating results with lower volatility. Our two most significant over-weights, Corporates and AAA-rated Collateralized Mortgage Backed Securities (“CMBS”) have tightened considerably.1
Our allocation to High Yield was particularly effective in the first quarter of 2010. With our high-quality style generating better than 4% returns for the quarter, the opportunistic use of this asset class provided excess return.1
How do you plan to position the Fund, based on market conditions?
Risk assets continued to outperform early in 2010, lifted by consistent cash inflows to bond funds of all types and a March rally that fed off a robust stock market. Credit in the High-Grade sector performed well and CMBS was the star in the securitized sectors. Treasury returns were less than most investment-grade spread sectors but were still positive as rates edged lower across most of the yield curve. Equities continue to project a “glass half full” approach and rally, but global issues like the European debt crisis, or domestic issues like record foreclosure filings, will continue to remind us that the recovery is fragile at best. We are navigating a recovery that is likely to be different from recent rebounds.1
While we are on the road to recovery, growth is unlikely to return to the economy’s full potential. The consumer remains the most critical element to domestic growth, but consumer debt remains historically high. Spending has improved off the lows of this cycle, but only at the expense of savings. Unemployment remains stubbornly high, housing prices will remain under pressure given the depth of the foreclosure pipeline, and most of the Government’s stimulus programs will be concluded as we move into the second half of 2010. After the modest inventory cycle response and the end of the various stimulus programs, it is difficult to see forces that can make this recovery more organic and sustainable going forward. Healthy corporate issuance has continued in 2010, but deals have not been nearly as attractive as last year.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

INVESTMENT GRADE BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Government/Credit Bond Index, which is the non-securitized component of the Barclays Capital U.S. Aggregate Index and includes Treasury (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-authority issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Investment Grade Bond Fund	1 Year	3 Year	5 Year	10 Year
A Shares without sales charge	7.91%	7.17%	5.92%	5.54%
with sales charge*	2.74%	5.46%	4.90%	5.03%
R Shares^	7.54%	6.52%	5.25%	4.94%
I Shares	8.26%	7.50%	6.23%	5.91%
Barclays Capital U.S. Government/ Credit Bond Index	7.51%	5.84%	5.17%	6.22%

Prospectus Expense Ratio[1]	Gross
A Shares	0.87%
R Shares	1.32%
I Shares	0.57%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Portfolio Manager
•	Ronald Schwartz, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Investment Grade Tax-Exempt Bond Fund returned 8.15% (I Shares), outperforming the Barclays Capital Municipal Bond 1-15 Year Blend Index, which returned 6.63% for the period, but underperforming its peer group, the Lipper Intermediate Municipal Debt Funds Average1, which returned 8.34% for the period. Lesser-quality and longer-maturity bonds provided the best returns over the period, as represented in the Barclays Capital BAA Municipal Bond Index2, which returned 20.37% and the Barclays Capital Municipal Long Bond Index3, which returned 17.35%.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Curve placement and quality continue to detract from performance for the Fund versus its peers. The Fund has only a 0.19% exposure to BBB paper and less than 20% allocated to maturities greater than 20 years, while the benchmark does not extend beyond 17 years. For the majority of the period, the Fund maintained a duration that was shorter than the Lipper Peer group, but longer than the benchmark. Intermediate- to long-term bonds outperformed short-term bonds as the curve flattened. Lesser-quality bonds outperformed as credit spreads narrowed.4
How do you plan to position the Fund, based on market conditions?
We expect to maintain the high-credit quality bias of portfolios and neutral duration targets. We would anticipate extending out the curve into longer maturities as the curve has flattened over the last year from 384 basis points (3.84%) to 338 basis points (3.38%).4

[1]	The Lipper Intermediate Municipal Debt Funds Average is an average of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five- to ten-years.

[2]	Barclays Capital BAA Municipal Bond Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market.

[3]	Barclays Capital Municipal Long Bond Index is a sub-index (consisting of bonds with maturities of at least 22 years) of the Barclays Capital Municipal Bonds Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991.
Portfolio Composition (as of March 31, 2010)4
as a percentage of Investments

[4]	Portfolio Composition is subject to change

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Barclays Capital Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1-16 years. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Investment Grade
Tax-Exempt Bond Fund	1 Year	3 Year	5 Year	10 Year
A Shares without sales charge	7.82%	5.33%	4.55%	5.16%
with sales charge*	2.69%	3.64%	3.54%	4.65%
I Shares	8.15%	5.65%	4.87%	5.54%
Barclays Capital Municipal Bond 1-15 Year Blend Index	6.63%	5.28%	4.73%	5.30%

Prospectus Expense Ratio[1]	Gross
A Shares	0.91%
I Shares	0.61%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

LIMITED DURATION FUND
Portfolio Managers
•	Perry Troisi
•	Adrien Webb, CFA
•	James F. Keegan
•	Michael Rieger
•	Seth Antiles, Ph.D
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Limited Duration Fund outperformed its benchmark, the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index, returning 2.69% (I Shares) versus 0.17% for the index for the 12-month period ended March 31, 2010.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
We used a number of commercial mortgage backed securities, auto and credit card receivables and agency collateralized mortgage obligations (“CMO”), and sold student loan trusts and agency CMOs when spreads became rich.1
How do you plan to position the Fund, based on market conditions?
With the Federal Reserve remaining on hold and short-term interest rates at historic lows, the Fund generated the majority of its return through interest income. By utilizing asset-backed and mortgage-backed securities with attractive spreads, the Fund produces a steady source of income with price preservation as a secondary goal.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

LIMITED DURATION FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 was made on 10/25/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10†
					Since
Limited Duration Fund	Inception Date	1 Year	3 Year	5 Year	Inception
I Shares†	10/25/02	2.69%	1.71%	2.77%	2.25%
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index		0.17%	1.99%	2.91%	2.41%*

Prospectus Expense Ratio[1]	Gross
I Shares	0.27%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	The I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

*	The performance return and the hypothetical $10,000 investment for the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is for the period from 10/31/02 to 3/31/10.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Portfolio Managers
•	James F. Keegan
•	Perry Troisi
•	Adrien Webb, CFA
•	Michael Rieger
•	Seth Antiles, Ph.D
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Limited-Term Federal Mortgage Securities Fund had a total return of 5.41% (I Shares), outperforming its benchmark, the Barclays Capital U.S. Mortgage Backed Securities Index, which had a total return of 5.21%.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Late in 2009, we made a decision to begin reducing our residential mortgage holdings as the Federal Reserve (the “Fed”) neared the completion of its housing stimulus program. We further underweighted agency guaranteed mortgages this quarter as we were concerned spreads would widen once the Fed exited. We found sound Collateralized Mortgage Backed Securities (“CMBS”) deals resulting in an increased opportunistic allocation in the securitized market that is providing a healthy yield advantage. The Fund primarily holds loans that are seasoned maturities, and coupons that are less susceptible to extension risk.1
How do you plan to position the Fund, based on market conditions?
Risk assets continued to outperform early in 2010, lifted by consistent cash inflows to bond funds of all types and a March rally that fed off a robust stock market. CMBS was the star in the securitized sectors. Treasury returns were less than most investment-grade spread sectors, but were still positive as rates edged lower across most of the yield curve.
Given the expiration of the homebuyer tax credit and the end of the Government housing stimulus program, mortgage creation should slow. We believe it is unlikely that mortgage spreads can return to their recent lows. We will look for valuations that are more attractive before we add exposure to agency pass-throughs.1
In CMBS, our time and effort is spent on diligent structure analysis as we identify high return, low risk candidates. Now that more of the weaker underwritten paper has aged, our analysts and their models are able to better assess the characteristics and performance of each individual loan within a security. This has enabled us to find sound deals that may have been initially issued in less than stellar vintages.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Mortgage Backed Securities Index, which covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Limited-Term Federal Mortgage
Securities Fund	1 Year	3 Year	5 Year	10 Year
A Shares without sales charge	5.21%	5.79%	4.85%	4.85%
with sales charge*	2.58%	4.91%	4.32%	4.59%
C Shares without CDSC	4.36%	4.94%	4.02%	4.27%
with CDSC*	3.36%	4.94%	4.02%	4.27%
I Shares	5.41%	5.99%	5.05%	5.10%
Barclays Capital U.S. Mortgage Backed Securities Index	5.21%	7.03%	6.13%	6.47%

Prospectus Expense Ratio[1]	Gross
A Shares	0.85%
C Shares	1.65%
I Shares	0.65%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

MARYLAND MUNICIPAL BOND FUND
Portfolio Manager
•	George E. Calvert, Jr.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Maryland Municipal Bond Fund lagged the Lipper Maryland Municipal Debt Funds Average1 and the Barclays Capital U.S. Municipal Bond Index. The Fund returned 8.18% (I Shares) versus 13.88% for the Lipper average and 9.69% for the Barclays index. The highest returns were obtained in the longest part of the curve and in the lower-rated and non-rated components of the market.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund maintained a shorter duration than the Lipper peer group and the Barclays Capital U.S. Municipal Bond Index for much of this period. This was the primary reason for under-performance as returns increased dramatically with maturity. For example, the Barclays Capital U.S. 20-Year Index2 return was 13.74% compared to 5.91% and 7.72% for the 5-Year and 10-Year indices, respectively. The second factor was that lower-quality bonds outperformed high grades as credit spreads tightened, despite the perception that credit quality would suffer during the recession. The Fund was underweight credit exposure, holding just 16.5% of market value in single A- and BBB-rated bonds, compared to 36% in the Barclays Capital U.S. Municipal Bond Index at March 31. Municipal high-yield returns were more than double the high-grade index returns, so a lack of exposure contributed to lower returns of the Fund compared to the peer group averages.3
How do you plan to position the Fund, based on market conditions?
We will maintain a high-credit quality orientation and diversify as well as possible in a state with a very short list of frequent issuers. Bonds from the state of Maryland and its highly rated local governments are among the lowest yielding in the country, so we also hold Puerto Rico securities, and a small weighting to non-Maryland bonds from time-to-time for additional income and diversification. Duration over the past year ranged from 5.4 to 6.0 and we expect to move towards the top of that range while remaining short-to-neutral to our duration target. Inflationary pressures are negligible despite large Federal deficits. In this context a modest extension when the curve remains very steep, higher personal income tax rates are expected and lower issuance of tax-exempt supply is warranted.3

[1]	The Lipper Maryland Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities that are exempt from taxation in Maryland (double tax-exempt) or city (triple tax-exempt).

[2]	Barclays Capital U.S. 20-Year Index is comprised of over 5,000 securities with a final maturity between 17 and 22 years that are AA3 average quality and an have an average maturity of 19.23 years.
Portfolio Composition (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

MARYLAND MUNICIPAL BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Maryland Municipal Bond Fund	1 Year	3 Year	5 Year	10 Year
A Shares without sales charge[1]	8.08%	4.61%	4.42%	5.04%
with sales charge*	2.95%	2.93%	3.41%	4.53%
I Shares	8.18%	4.65%	4.44%	5.05%
Barclays Capital U.S. Municipal Bond Index	9.69%	4.56%	4.58%	5.58%

Prospectus Expense Ratio[2]	Gross
A Shares	0.81%
I Shares	0.66%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares performance reflects the maximum front-end sales charge of 4.75%.

[1]	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

NORTH CAROLINA TAX-EXEMPT BOND FUND
Portfolio Manager
•	Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this Fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the North Carolina Tax-Exempt Bond Fund had a total return of 8.53% (I Shares) versus a total return of 13.94% for the Lipper North Carolina Municipal Debt Funds Average1 and a 9.69% total return for the Barclays Capital U.S. Municipal Bond Index. Total returns generally increased as you progressed out the maturity spectrum during the period, with the long-term bond sector (22+ years to maturity) providing the greatest total return (according to Barclays Capital). As of March 31, 2010, relative to the Index, the Fund maintained an overweight of less than one-year, 20-year, and 22-year and longer-term paper. Additionally, relative to the index the Fund maintained a high allocation to securities rated AAA and A and a lower allocation to securities in the AA and BAA rating categories. Trading activity and portfolio events during the period resulted in exposure to the three-year, 20-year, and long-term bond sectors being increased. Over the 12 months, the five-, 10-, and 30-year generic AAA-rated municipal bond yields declined 30, 7, and 64 basis points (0.30%), (0.70%) and (0.64%), respectively. The two-year to 30-year municipal bond yield curve flattened 46 basis points (0.46%) to 338 basis points (3.38%) of slope.3
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The main factor behind the Fund’s underperformance was its continued overweight of higher-quality securities. Long-term bonds and lower-quality paper were oversold at the end of 2008, which set the stage for the powerful rally in 2009. Credit spreads continue to tighten in 2010. Specifically, the Barclays Capital BAA Municipal Bond Index2 returned 20.37% for the period, while the AA and AAA indices returned 8.28% and 5.93%, respectively.3
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity will occur within an investment-grade construct and the average credit quality of Fund holdings should remain high relative to its peers. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. We believe that the Fund is currently well positioned for further flattening of the yield curve, which we anticipate.3

[1]	The Lipper North Carolina Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities that are exempt from taxation in North Carolina (double tax exempt) or city (triple tax exempt).

[2]	Barclays Capital BAA Municipal Bond Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market.
Portfolio Composition (as of March 31, 2010)3
as a percentage of Investments

[3]	Portfolio Composition is subject to change

NORTH CAROLINA TAX-EXEMPT BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)1
This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
North Carolina					Since
Tax-Exempt Bond Fund	Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares without sales charge	01/08/04	8.28%	3.65%	3.97%	3.57%
with sales charge*		3.13%	1.99%	2.96%	2.76%
I Shares	01/08/04	8.53%	3.83%	4.03%	3.62%
Barclays Capital U.S. Municipal Bond Index		9.69%	4.56%	4.58%	4.37%[1]

Prospectus Expense Ratio[2]					Gross

A Shares					0.77%
I Shares					0.62%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .

†	The I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date is based on the performance of the CCMI Tax-Exempt North Carolina Bond Fund, the predecessor fund. The historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

[1]	The performance return and the hypothetical $10,000 investment for the Barclays Capital U.S. Municipal Bond Index is for the period from 12/31/03 to 3/31/10.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

SEIX FLOATING RATE HIGH INCOME FUND
Portfolio Managers
•	George Goudelias

•	Michael McEachern, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Seix Floating Rate High Income Fund outperformed its current benchmark, the CSFB Institutional Leveraged Loan Index, for the 12-month period ended March 31, 2010 with a return of 26.68%1 (I Shares) versus 13.23%.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
With the healthy new issue market, we have been searching for opportunities to add value through our bottom-up research process. We established positions in new technology and gaming issues. We increased our allocation to previously distressed Finance issuers that are focused on rebuilding their balance sheets. We are also mindful that merger and acquisition activity by investment-grade issuers could be on the rise later this year, which could be positive for individual high-yield companies. Consequently, we increased exposure to certain issuers that are good credits on their own, but could also be identified as attractive takeover candidates.2
Despite uncertainty about the staying power of the economic recovery, Bank Loan returns were very strong for the last 12 months. The Fund outperformed the index because of its allocation to loans priced under 90, which rebounded strongly, but are excluded from the benchmark. Given the current economic and market environments, High Yield, including Bank Loans, remains a favored sector for investors seeking more attractive yields than investment-grade bonds and less volatility than equities.2
How do you plan to position the Fund, based on market conditions?
Over the past year, credit—both high-yield and investment-grade—has been the favored asset class of investors because it offered attractive upside potential without the volatility of equities. Demand for high yield has been very strong and this enabled issuers to refinance and extend bonds and loans that were scheduled to mature in the next few years. Most of the new issuance occurred in bonds, with the proceeds used to pay down earlier maturing, more senior loans. As a result, the universe of bank loans is shrinking. At the end of the quarter, the outstanding pool of institutional loans was 3.5% smaller than fiscal year-end 2009 and 14.5% smaller than at the peak reading in November 2008.2
Because there are still questions about how robust the recovery will be, companies have been restrained about borrowing to make acquisitions, pay dividends or buy back stock. As a result of these positive fundamental and technical factors, along with the departure of the weakest players, because of default, the overall quality of the Bank Loan universe, as measured by the upgrade/ downgrade ratio, is improving. We will continue our bottom-up focus and look for opportunities to sell positions that reach their performance target, and rotate into loans with higher potential returns.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Portfolio Composition (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

SEIX FLOATING RATE HIGH INCOME FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 31, 2010, the Fund transitioned its benchmark from the Credit Suisse First Boston (“CSFB”) Leveraged Loan Index to the CSFB Institutional Leveraged Loan Index. The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the USD-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes and market prices. CSFB Institutional Leveraged Loan Index is a subindex of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding TL and TLA facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investments. The indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
				Since
Seix Floating Rate High Income Fund	Inception Date†	1 Year[1]	3 Year	Inception

A Shares without sales charge	03/01/06	26.11%	2.12%	3.32%
with sales charge*		22.94%	1.25%	2.67%
C Shares without CDSC	03/01/06	25.59%	1.61%	2.99%
with CDSC*		24.59%	1.61%	2.99%
I Shares	03/01/06	26.68%	2.47%	3.63%
CSFB Institutional Leveraged Loan Index		13.23%	-0.85%	1.33%**
CSFB Leveraged Loan Index		41.05%	2.44%	3.74%**

Prospectus Expense Ratio[2]				Gross

A Shares				0.83%
C Shares				1.53%
I Shares				0.53%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

[1]	The relatively high one year performance occurred in unusual market conditions one there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

**	The performance return and the hypothetical $10,000 investment for the CSFB Leveraged Loan Index and the CSFB Institutional Leveraged Loan Index is for the period from 2/28/06 to 3/31/10.

SEIX GLOBAL STRATEGY FUND
Portfolio Managers
•	Adrien Webb, CFA

•	James F. Keegan

•	Seth Antiles, Ph.D
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
To implement its investment strategy, the Fund will enter into foreign currency forward contracts and will buy or sell derivative instruments (such as credit linked notes, futures, options, inverse floaters, swaps, including credit default swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks such as volatility and potential loss.
Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency by a country’s government or banking authority, or as a result of political, social or economic events, also will have a significant impact on the value of any investments denominated in that currency.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Seix Global Strategy Fund lagged its benchmark, the J.P. Morgan Emerging Markets Bond + Index, with a total return of 1.38% (I Shares) versus 27.30% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Risk assets rallied significantly from March through the end of the year. We had the view that sovereign risk premiums would rise due to growing fiscal deficits, particularly in Europe and Japan. We held long dollar positions against the various currencies, and held positions posting negative views on the debt of several European countries and the Emerging Markets. We have also held interest rate views on the yield curves of various developed nations.1
How do you plan to position the Fund, based on market conditions?
This year our view remains much the same as it did last year, and asset prices have moved in the direction of our view. We maintain long dollar positions and we continue to position for sovereign difficulties to spread throughout the world. We expect contagion from the European sovereign crisis to reach emerging markets. While we are on the road to recovery in the U.S. and in many emerging market countries, growth is unlikely to return to the economy’s full potential. The consumer remains the most critical element to domestic growth, but consumer debt remains historically high. Spending has improved off the lows of this cycle, but only at the expense of savings. Unemployment remains stubbornly high; housing prices will remain under pressure given the depth of the foreclosure pipeline, and most of the Government’s stimulus programs will conclude as we move into the second half of 2010. After the modest inventory cycle response, and the end of the various stimulus programs, it is difficult to see forces that can make this recovery more organic and sustainable going forward. We expect sovereign debt problems to persist in Europe, which may lead to widening risk premiums and continue to keep the euro lower against the dollar.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

SEIX GLOBAL STRATEGY FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 9/8/08. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the J.P. Morgan Emerging Markets Bond+ Index (“EMBI+”) tracks total returns for U.S. dollar-denominated debt instruments of the Emerging Markets, Brady bonds, loans Eurobonds. The EMBI+ currently covers 103 instruments across 15 countries. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual
		Total Returns as of 3/31/10
			Since
Seix Global Strategy Fund	Inception Date	1 Year	Inception

I Shares	09/08/08	1.38%	4.52%
J.P. Morgan Emerging Markets Bond+ Index		27.30%	9.78%*

Prospectus Expense Ratio[1]			Gross

I Shares			1.46%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

*	The performance return and the hypothetical $10,000 investment for the J.P. Morgan Emerging Markets Bond+ Index is for the period from 8/31/08 to 3/31/10.

SEIX HIGH YIELD FUND
Portfolio Managers
•	Michael McEachern, CFA

•	Michael Kirkpatrick

•	Brian Nold, M.D.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Seix High Yield Fund lagged its benchmark, the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index with a return of 32.91%1 (I Shares) versus the index return of 43.12% for the 12-month period ended March 31, 2010.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Given the positive fundamental and technical trends, we continue to look for opportunities to rotate out of bonds that have reached their performance target into securities with better upside. We reduced exposure to the largest hospital operators because the sector was trading at full value. Certain transportation issuers had recovered from the depressed levels of last year and the market now recognizes their improved position. We also diversified exposure in auto finance.2
With the healthy new issue market, we have been searching for opportunities to add value through our bottom-up research process. We increased our allocation to previously distressed Finance issuers that are focused on rebuilding their balance sheets as well as defaulted Industrial issuers that we expect will exit bankruptcy later in 2010. We are also mindful that merger and acquisition activity by investment-grade issuers could be on the rise later this year, which could be positive for individual high-yield companies. Consequently, we increased exposure to certain issuers that are good credits on their own, but could also be identified as attractive takeover candidates.2
Despite uncertainty about the staying power of the economic recovery, high-yield returns were strong over the past 12 months. The Fund’s robust return was the result of its security overweighting in CCC-rated and finance and autos. Given the current economic and market environments, High Yield remains a favored sector for investors seeking more attractive yields than investment-grade bonds and less volatility than equities.2
How do you plan to position the Fund, based on market conditions?
Over the past year, credit—both high yield and investment grade—has been the favored asset class of investors because it offered attractive upside potential without the volatility of equities. Demand for high yield has been very strong and this enabled issuers to refinance and extend bonds and loans that were scheduled to mature in the next few years. Companies took advantage of robust demand and issued a record amount of high-yield bonds in the first quarter—one-half the previous peak annual level in only three months. Because there are still questions about how robust the recovery will be, companies have been restrained about borrowing to make acquisitions, pay dividends or buy back stock. As a result of these positive fundamental and technical factors, along with the departure of the weakest players due to default, the overall quality of the high-yield universe, as measured by the upgrade/downgrade ratio, is improving.
In the near term, we expect that these positive conditions will persist, and so we will concentrate on adding value through security selection. Our bottom-up focus will be crucial in avoiding the downside if certain companies start to overreach in the recovery and identifying issues and issuers that have potential for improvement.2

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.
Portfolio Composition (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

SEIX HIGH YIELD FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 12/29/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 USD-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10†
					Since
Seix High Yield Fund	Inception Date†	1 Year[1]	3 Year	5 Year	Inception

A Shares without sales charge	12/29/00	32.81%	3.95%	5.12%	6.89%
with sales charge*		26.47%	2.27%	4.11%	6.33%
R Shares^	12/29/00	31.92%	3.09%	4.25%	6.48%
I Shares	12/29/00	32.91%	4.02%	5.20%	7.05%
BofA Merrill Lynch BB-B U.S. High Yield Constrained Index		43.12%	5.52%	6.63%	7.55%**

Prospectus Expense Ratio[2]					Gross

A Shares					0.77%
R Shares					1.27%
I Shares					0.52%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

†	The I Shares, A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	The relatively high one year performance occurred in unusual market conditions and there is no assurance that this will happen in the future.

[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

**	The performance return and the hypothetical $10,000 investment for the BofA Merrill Lynch U.S. High Yield BB/B Rated Constrained Index is for the period from 12/31/00 to 3/31/10.

SHORT-TERM BOND FUND
Portfolio Managers
•	H. Rick Nelson

•	Robert W. Corner

•	Chad K. Stephens
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Short-Term Bond Fund returned 9.26% (I Shares) for the 12-month period ended March 31, 2010. The Fund outperformed its benchmarks, the Barclays Capital 1-3 Year Government/Credit Index, and the Citigroup 1-3 Year Government/Credit Index, which returned 4.15% and 4.04%, respectively.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s excess return was primarily driven by sector allocation; the Fund maintained an overweight allocation to higher beta1 sectors, specifically corporate bonds and mortgage-backed securities, which provided the greatest excess return versus the benchmark. The Fund’s underweight allocation to U.S. Treasury securities, and U.S. Agency debt securities, also added to relative performance.2
How do you plan to position the Fund, based on market conditions?
We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. We expect to maintain our short to neutral duration posture based upon current low short-term rates. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better when short-term rates rise faster than long-term rates. Despite record budget deficits and debt issuances domestically, inflation is a not a significant near-term concern. Our outlook relative to sector rotation is to remain overweight spread product in corporate bonds with an emphasis on lower-rated investment grade. We will likely remain underweight U.S. Treasury and U.S. Government Agency debentures due to current supply imbalances. Finally, our outlook calls for emphasis on mortgage-backed and asset-backed securities due to the superior carry they offer relative to other AAA-rated bonds.

[1]	Beta is a measure of systematic risk of a security. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.
Portfolio Composition (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

SHORT-TERM BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2010 the, benchmark index for the Fund will change from the Citigroup 1-3 Year Government/Credit Index to the Barclays Capital 1-3 Year Government/Credit Index.
The Fund’s performance is compared to the Barclays Capital 1-3 Year Government/Credit Index and the Citigroup 1-3 Year Government/ Credit Index. The Barclays Capital 1-3 Year Government/Credit Index is the 1-3 year component of the U.S. Government/Credit index. The Barclays Index includes securities in the Barclays Capital Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Citigroup 1-3 Year Government/Credit Index is an index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the index have maturities of one year or greater and less than three years. The indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Short-Term Bond Fund	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	8.88%	4.27%	4.19%	3.95%
with sales charge*	6.17%	3.40%	3.66%	3.69%
C Shares without CDSC	8.16%	3.45%	3.40%	3.38%
with CDSC*	7.16%	3.45%	3.40%	3.38%
I Shares	9.26%	4.54%	4.41%	4.16%
Barclays Capital 1-3 Year Government/Credit Index	4.15%	5.01%	4.56%	4.82%
Citigroup 1-3 Year Government/Credit Index	4.04%	5.04%	4.59%	4.86%

Prospectus Expense Ratio[1]				Gross

A Shares				0.66%
C Shares				1.46%
I Shares				0.46%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

SHORT-TERM U.S. TREASURY SECURITIES FUND
Portfolio Managers
•	H. Rick Nelson

•	Chad K. Stephens

•	Robert W. Corner
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Short-Term U.S. Treasury Securities Fund returned 1.03% (I Shares) for the 12-month period ended March 31, 2010. The Fund lagged its benchmarks, the Barclays Capital 1-3 Year U.S. Treasury Index and the Citigroup 1-3 year U.S. Treasury Index, which returned 1.38% and 1.34%, respectively.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund had a total return of 1.03%. which was driven by low short-term U.S. Treasury yields anchored by an accommodative Federal Reserve (the “Fed”) monetary policy. The Fed maintained the overnight Federal Funds rate at 0.00%-0.25% during that last year which locked short-term U.S. Treasury yields at historic low levels. An additional factor impacting the Fund’s return in comparison to the stated benchmark was the Fund’s expense ratio of 0.49% (I Shares).
How do you plan to position the Fund, based on market conditions?
We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. We expect to maintain our short to neutral duration posture based upon current low short-term rates. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better when short-term rates rise faster than long-term rates. Despite record budget deficits and debt issuances domestically, inflation is a not a significant near-term concern.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

SHORT-TERM U.S. TREASURY SECURITIES FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2010, the benchmark index for the Fund will change from the Citigroup 1-3 Year Treasury Index to the Barclays Capital 1-3 Year U.S. Treasury Index.
The Fund’s performance is compared to the Barclays Capital 1-3 Year U.S. Treasury Index and the Citigroup 1-3 Year Treasury Index. The Barclays Capital 1-3 Year U.S. Treasury Index is the 1-3 year component of the Barclays Capital U.S. Treasury Index. It includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) 3 years. The Citigroup 1-3 Year Treasury Index is an index of U.S. Treasury securities with maturities of one-year or greater and less than three-years. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Short-Term U.S. Treasury Securities Fund	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	0.85%	4.13%	3.67%	3.53%
with sales charge*	-1.62%	3.27%	3.15%	3.28%
C Shares without CDSC	0.04%	3.29%	2.87%	3.03%
with CDSC*	-0.95%	3.29%	2.87%	3.03%
I Shares	1.03%	4.32%	3.85%	3.72%
Barclays Capital 1-3 Year U. S. Treasury Index	1.38%	4.64%	4.24%	4.45%
Citigroup 1-3 Year Treasury Index	1.34%	4.57%	4.19%	4.40%

Prospectus Expense Ratio[1]				Gross

A Shares				0.67%
C Shares				1.49%
I Shares				0.49%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

TOTAL RETURN BOND FUND
Portfolio Managers
•	James F. Keegan

•	Adrien Webb, CFA

•	Perry Troisi

•	Michael Rieger

•	Seth Antiles, Ph.D
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the Total Return Bond Fund solidly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Fund returned 8.17% (I Shares) versus a 7.69% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Late in 2009, we made a decision to begin reducing our mortgage holdings as the Federal Reserve (the “Fed”) neared the completion of its housing stimulus program. We further underweighted agency guaranteed mortgages this quarter and currently hold about half the index weight on a duration contribution basis. We were concerned spreads would widen once the Fed exited and are not surprised to see this trend developing.
Solid performance for the past year was accomplished by maintaining our bottom-up focus, and generating results with lower volatility. Our two most significant over-weights, Corporates and AAA-rated Collateralized Mortgage Backed Securities (“CMBS”), have tightened considerably.
Our allocation to High Yield was particularly effective in the first quarter of 2010. With our high-quality style generating better than 4% returns for the quarter, the opportunistic use of this asset class provided excess return.1
How do you plan to position the Fund, based on market conditions?
Risk assets continued to outperform early in 2010, lifted by consistent cash inflows to bond funds of all types and a March rally that fed off a robust stock market. Credit in the High-Grade sector performed well and CMBS was the star in the securitized sectors. Treasury returns were less than most investment-grade spread sectors, but were still positive as rates edged lower across most of the yield curve. Equities continue to project a “glass half full” approach and rally, but global issues like the European debt crisis, or domestic issues like record foreclosure filings, will continue to remind us that the recovery is fragile at best. We are navigating a recovery that is likely to be different from recent rebounds.1
While we are on the road to recovery, growth is unlikely to return to the economy’s full potential. The consumer remains the most critical element to domestic growth, but consumer debt remains historically high. Spending has improved off the lows of this cycle, but only at the expense of savings. Unemployment remains stubbornly high; housing prices will remain under pressure given the depth of the foreclosure pipeline, and most of the Government’s stimulus programs will conclude as we move into the second half of 2010. After the modest inventory cycle response and the end of the various stimulus programs, it is difficult to see forces that can make this recovery more organic and sustainable going forward. Healthy corporate issuance has continued in 2010 but deals have not been nearly as attractive as last year.
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

TOTAL RETURN BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/10
Total Return Bond Fund	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	7.75%	6.84%	5.52%	5.88%
with sales charge*	2.60%	5.13%	4.50%	5.37%
R Shares†	7.61%	6.39%	4.99%	5.69%
I Shares†	8.17%	7.26%	5.90%	6.18%
Barclays Capital U.S. Aggregate Bond Index	7.69%	6.14%	5.44%	6.29%

Prospectus Expense Ratio[1]				Gross

A Shares				0.56%
R Shares				1.06%
I Shares				0.31%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	The I Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 1/25/02 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The performance shown prior to 1/25/02 is based on the performance of the Class I Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

ULTRA-SHORT BOND FUND
Portfolio Managers
•	Robert W. Corner

•	H. Rick Nelson

•	Chad K. Stephens
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Ultra-Short Bond Fund returned 6.82% (I Shares) for the 12-month period ended March 31, 2010. The Fund outperformed its benchmarks, the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 month U.S. Treasury Bill Index, which returned 0.34% and 0.29%, respectively.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
Short-term rates remained very low during the last year as the Federal Reserve (the “Fed”) maintained their accommodative policy of holding the overnight federal funds rate between 0.00% and 0.25%. Low rates, an improving economy, and renewed confidence in the financial markets boosted investor’s appetite for stocks, corporate bonds, and high yield. This demand along with attractive valuations and improving fundamentals caused riskier assets to perform above expectations.
During this period, the Fund’s excess return was primarily driven by sector allocation: the Fund maintained an overweight allocation to higher beta1 sectors, specifically corporate bonds, and mortgage-backed securities, which provided the greatest amount of excess return versus the benchmark.2
How do you plan to position the Fund, based on market conditions?
We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. We expect to reduce our duration posture based upon current low short-term rates and an eventual increase in rates by the Fed. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better when short-term rates rise faster than long-term rates. Despite record budget deficits and debt issuances domestically, inflation is a not a significant near-term concern. Our outlook relative to sector rotation is to remain overweight spread product in corporate bonds with an emphasis on lower-rated investment-grade issues. We will likely continue to de-emphasize U.S. Treasury and U.S. Government Agency debentures due to current supply imbalances. Finally, our outlook calls for emphasis on mortgage-backed and asset-backed securities due to the superior carry they offer relative to other AAA-rated bonds.2

[1]	Beta is a measure of systematic risk of a security. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.
Portfolio Composition (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

ULTRA-SHORT BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2010, the benchmark index for the Fund will change from the Citigroup 6 Month U.S. Treasury Bill Index to the Barclays Capital 3-6 Month U.S. Treasury Bill Index.
The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Citigroup 6 Month U.S. Treasury Bill Index tracks the performance of the 6 Month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception

I Shares	04/15/02	6.82%	3.49%	3.82%	3.11%
Barclays Capital 3-6 Month U.S. Treasury Bill Index		0.34%	2.43%	3.18%	2.56	%*
Citigroup 6 Month U.S. Treasury Bill Index		0.29%	2.18%	3.01%	2.43	%*

Prospectus Expense Ratio[1]					Gross

I Shares					0.38%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

*	The performance return and the hypothetical $10,000 investment for the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/10.

U.S. GOVERNMENT SECURITIES FUND
Portfolio Managers
•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

•	Michael Rieger

•	Seth Antiles, Ph.D

Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The U.S. Government Securities Fund lagged its benchmark, the Barclays Capital U.S. Government Index for the 12-month period ended March 31, 2010 with a return of -1.07% (I Shares) versus -0.13% for the index.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The funds void of Government Sponsored Entity (GSE) debentures made up the majority of the funds underperformance, as spreads tightened to historically rich levels over the period. Additionally, positioning the fund for a flatter yield curve also detracted from performance. Holding our long duration exposure in shorter off the run issues contributed positively to the funds return.1
How do you plan to position the Fund, based on market conditions?
Risk assets continued to outperform early in 2010, lifted by consistent cash inflows to bond funds of all types and a March rally that fed off a robust stock market. Treasury returns were less than most investment-grade spread sectors, but were still positive as rates edged lower across most of the yield curve, and will continue to be the core of this Fund.1
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

U.S. GOVERNMENT SECURITIES FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Government Index, which is composed of the Barclays Capital U.S. Treasury and U.S. Agency indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-1.38%	4.74%	4.23%	4.85%
	with sales charge*	-6.03%	3.07%	3.22%	4.34%

C Shares	without CDSC	-2.05%	4.02%	3.52%	4.23%
	with CDSC*	-2.84%	4.02%	3.52%	4.23%

I Shares		-1.07%	5.06%	4.53%	5.22%

Barclays Capital U.S. Government Index		-0.13%	5.98%	5.19%	5.93%

Prospectus Expense Ratio[1]	Gross

A Shares	0.87%

C Shares	1.57%

I Shares	0.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the financial highlights.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Portfolio Managers
•	Robert W. Corner

•	H. Rick Nelson

•	Chad K. Stephens
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
For the 12-month period ended March 31, 2010, the U.S. Government Securities Ultra-Short Bond Fund returned 3.62% . The Fund outperformed its benchmarks, the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index, which returned 0.34% and 0.29%, respectively.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund’s excess return was primarily driven by sector allocation: the Fund’s heavy emphasis on U.S. Government Agency mortgage backed securities (“MBS”), specifically U.S. Agency adjustable rate MBS and U.S. Agency floating rate collateralized mortgage obligations (“CMOs”).1
How do you plan to position the Fund, based on market conditions?
We expect the economy to continue to show modest signs of improvement; however, headwinds remain along the pathway to sustained recovery and economic growth. We expect to maintain our longer duration posture relative to the benchmark index based upon current low short-term rates. In such a steep yield curve environment, we believe that a barbell yield curve position will perform better in a bear curve flattener in which short-term rates rise faster than long-term ones. Despite record budget deficits and debt issuances domestically, inflation is a not a significant near term concern. Our outlook calls for continued emphasis on mortgage-backed securities due to the superior carry they offer relative to other U.S. Treasury and U.S. Government Agency bonds. In our bottom-up security selection discipline, we will look to add seasoned pass-throughs and collateralized mortgage obligation floaters to match our barbell yield curve strategy.1
Portfolio Composition (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2010, the benchmark index for the Fund will change from the Citigroup 6 Month U.S. Treasury Index to the Barclays Capital 3-6 Month U.S. Treasury Bill Index.
The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index is the 3-6 Months component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Citigroup 6 Month U.S. Treasury Bill Index tracks the performance of the 6 Month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
U.S. Government Securities
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception

I Shares	04/11/02	3.62%	4.44%	4.39%	3.43%

Barclays Capital 3-6 Month U.S. Treasury Bill Index		0.34%	2.43%	3.18%	2.56	%*

Citigroup 6 Month U.S. Treasury Bill Index		0.29%	2.18%	3.01%	2.43	%*

Prospectus Expense Ratio[1]	Gross

I Shares	0.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the March 31, 2010 expense ratios can be found in the financial highlights.

*	The performance return and the hypothetical $10,000 investment for the Barclays Capital 3-6 Month U.S. Treasury Bill Index and the Citigroup 6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/10.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Portfolio Manager
•	George E. Calvert, Jr.
Investment Concerns
The geographical concentration of portfolio holdings in this Fund may involve increased risk.
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2010?
The Virginia Intermediate Municipal Bond Fund lagged the Lipper Other States Intermediate Municipal Debt Funds Average1 and the Barclays Capital Municipal Bond 1-15 Year Blend Index. The Fund returned 5.58% (I Shares) compared to 6.18% for the Lipper Average and 6.63% for the Index. The highest returns for the period were obtained in the longest end of the curve and in the lower-rated and non-rated components of the market.
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund held a lower duration portfolio than the peer group for much of the period and over the past two years we reduced exposure to bonds rated below single A as we expected lower-quality paper to suffer in the recession. Lower duration helped performance during the chaotic market in calendar year 2008, but caused performance to lag during the fiscal period just ended. The Fund’s duration was in line with the index over this period, even though we held more bonds due 15 years and longer than the Index. Our market underweight to lower-rated credits was the other significant factor in lagging the peer group and the index. For example, the Fund’s holdings in single A and lower credits was just 21% of market value compared to 31% for the index at March 31. Lower rated credits appreciated dramatically during this period, while also contributing greater income.2
How do you plan to position the Fund, based on market conditions?
We will maintain a high-quality orientation while rebuilding a position in well researched, lower investment-grade bonds. The pursuit of investments that yield more than AA and AAA-rated general obligations, for example, aids total return in the form of higher income, sometimes at the cost of lagging when prices move higher. We also look for callable bonds that are refunding candidates as well as for their higher income contribution. Though credit concerns abound as recessionary effects continue, the intrinsic credit protections for most state and local government debt, especially in Virginia, should carry the day and continue to provide a vehicle for competitive returns on a taxable equivalent basis, compared to all other fixed-income sectors. We will add 20 year paper and maintain the Fund’s duration closer to 5.0, higher than the 4.5 that was typical in 2008 and 2009. Inflationary pressures are negligible despite large Federal deficits so a modest extension at a time of diminishing tax-exempt bond supply is warranted. 2

[1]	The Lipper Other Single States Intermediate Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).
Portfolio Composition (as of March 31, 2010)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Growth of $10,000 Investment (as of March 31, 2010)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital Municipal Bond 1-15 Year Blend Index which is an index of tax-exempt bonds with maturities ranging between 1-16 years. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/10
Virginia Intermediate
Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	5.44%	4.55%	4.21%	4.60%
	with sales charge*	0.43%	2.88%	3.21%	4.09%

I Shares		5.58%	4.70%	4.36%	4.70%

Barclays Capital Municipal Bond 1-15 Year Blend Index		6.63%	5.28%	4.73%	5.30%

Prospectus Expense Ratio[1]	Gross

A Shares	0.76%

I Shares	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/10 expense ratios can be found in the fi nancial highlights.

PRIME QUALITY MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA

•	Kim Maichle, CFA

•	E. Dean Speer, CFA, CPA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the Prime Quality Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund have benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However, we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.1
Yields And Maturity Distribution

Yields (as of March 31, 2010)	A Shares	C Shares	I Shares

7 Day Average Yield	0.02%	0.02%	0.06%
7 Day Effective Yield	0.02%	0.02%	0.06%
30 Day Average Yield	0.02%	0.02%	0.05%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield, and 30 Day Average Yield would have been –%, –% and –% for A Shares, –%, –% and –% for C Shares and –%, –% and –% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

TAX-EXEMPT MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA

•	Greg Hallman

•	Chris D. Carter, CFA
Investment Concerns
An investment in the Tax-Exempt Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund have benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However, we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.1
Yields And Maturity Distribution

Yields (as of March 31, 2010)	A Shares	I Shares

7 Day Average Yield	0.02%	0.09%
7 Day Effective Yield	0.02%	0.09%
30 Day Average Yield	0.02%	0.08%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been –%, –% and –% for A Shares, and –%, –% and –% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA

•	Kim Maichle, CFA

•	E. Dean Speer, CFA, CPA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the U.S. Government Securities Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund have benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However, we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.1
Yields And Maturity Distribution

Yields (as of March 31, 2010)	A Shares	I Shares

7 Day Average Yield	0.02%	0.05%
7 Day Effective Yield	0.02%	0.05%
30 Day Average Yield	0.02%	0.05%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been –%, –% and –% for A Shares and –%, –% and –% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

U.S. TREASURY MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA

•	Kim Maichle, CFA

•	E. Dean Speer, CFA, CPA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the U.S. Treasury Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund have benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However, we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.1
Yields And Maturity Distribution

Yields (as of March 31, 2010)	A Shares	I Shares

7 Day Average Yield	0.02%	0.04%
7 Day Effective Yield	0.02%	0.04%
30 Day Average Yield	0.02%	0.04%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been –%, –% and –% for A Shares and –%, –% and –% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

VIRGINIA TAX-FREE MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA

•	Greg Hallman

•	Chris D. Carter, CFA
Investment Concerns
An investment in the Virginia Tax-Free Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The geographical concentration of portfolio holdings in this Fund may involve increased risk.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund have benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However, we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.1
Yields And Maturity Distribution

Yields (as of March 31, 2010)	A Shares	I Shares

7 Day Average Yield	0.02%	0.09%
7 Day Effective Yield	0.02%	0.09%
30 Day Average Yield	0.02%	0.08%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been –%, –% and –% for A Shares and –%, –% and –% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2010)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

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SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Corporate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Corporate Bonds (91.9%)
Banks (7.7%)
Bank of New York Mellon (The), 4.300%, 05/15/14	1,057	1,113
Bank of New York Mellon (The), Ser G, MTN, 4.950%, 11/01/12	1,395	1,513
Bank of New York Mellon (The), Ser G, MTN, 4.500%, 04/01/13	650	694
Bank of Nova Scotia, 3.400%, 01/22/15	1,962	1,975
Barclays Bank PLC, 2.500%, 01/23/13	1,660	1,662
Barrick International Bank Corp., 6.350%, 10/15/36(a)	600	610
Commonwealth Bank of Australia, 3.500%, 03/19/15(a)	3,480	3,455
Northern Trust Corp., 5.200%, 11/09/12	48	52
Northern Trust Corp., 4.625%, 05/01/14	2,650	2,818

		13,892

Beverages (3.6%)
Anheuser-Busch InBev NV, 3.000%, 10/15/12	2,554	2,623
Anheuser-Busch InBev NV, 8.200%, 01/15/39(a)	1,499	1,933
Diageo Capital PLC, 5.200%, 01/30/13	913	988
SABMiller PLC, 6.200%, 07/01/11(a)	1,012	1,067

		6,611

Commercial Services (1.1%)
ERAC USA Finance Co., 5.800%, 10/15/12(a)	588	635
Veolia Environnement, 6.000%, 06/01/18	547	585
Xerox Corp., 5.500%, 05/15/12	754	800

		2,020

Computers (0.2%)
Hewlett-Packard Co., 4.500%, 03/01/13	61	65
Hewlett-Packard Co., 6.125%, 03/01/14	259	292

		357

Consumer Staples (1.0%)
Kellogg Co., 4.250%, 03/06/13	741	783
Kroger Co. (The), 7.500%, 01/15/14	758	875
Walgreen Co., 4.875%, 08/01/13	223	243

		1,901

Diversified Financial Services (21.0%)
CME Group, Inc., 5.400%, 08/01/13	1,195	1,304
CME Group, Inc., 5.750%, 02/15/14	1,917	2,105
Credit Suisse (USA), Inc., 5.300%, 08/13/19	2,333	2,392
Fund American Cos., Inc., 5.875%, 05/15/13	2,445	2,517
Jefferies Group, Inc., 5.875%, 06/08/14	1,308	1,363
Jefferies Group, Inc., 8.500%, 07/15/19	3,734	4,142
JPMorgan Chase & Co., 6.300%, 04/23/19	3,504	3,867
Lazard Group LLC, 7.125%, 05/15/15	1,212	1,273
Lazard Group LLC, 6.850%, 06/15/17	1,545	1,572
Morgan Stanley, 7.300%, 05/13/19	2,654	2,932
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	2,563	2,549
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	813	894
Rio Tinto Finance (USA) Ltd., 7.125%, 07/15/28	2,124	2,431
TD AMERITRADE Holding Corp., 5.600%, 12/01/19	3,544	3,580
TIAA Global Markets, 5.125%, 10/10/12(a)	482	518
Woodside Finance Ltd., 8.750%, 03/01/19(a)	3,788	4,650

		38,089

Electric (7.0%)
Alabama Power Co., 5.800%, 11/15/13	132	148
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	473	557
E.ON International Finance BV, 5.800%, 04/30/18(a)	3,409	3,686
Exelon Generation Co. LLC, 6.200%, 10/01/17	2,013	2,191
Georgia Power Co., 6.000%, 11/01/13	480	540
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	870	876
Pacific Gas & Electric Co., 8.250%, 10/15/18	71	87

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Corporate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Pacific Gas & Electric Co., 6.050%, 03/01/34	1,168	1,203
Public Service Co. of Colorado, Ser 17, 6.250%, 09/01/37	723	779
Southern California Edison Co., 5.750%, 03/15/14	1,084	1,204
Virginia Electric & Power Co., 8.875%, 11/15/38	937	1,302
Wisconsin Power & Light Co., 6.375%, 08/15/37	84	89

		12,662

Health Care (1.7%)
Beckman Coulter, Inc., 6.000%, 06/01/15	902	982
Hospira, Inc., Ser G, MTN, 6.400%, 05/15/15	1,864	2,067

		3,049

Insurance (5.0%)
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,299	1,385
Berkshire Hathaway, Inc., 3.200%, 02/11/15	3,432	3,462
Nationwide Mutual Insurance Co., 9.375%, 08/15/39(a)	2,137	2,435
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(a)	1,620	1,757

		9,039

Materials (3.0%)
Newmont Mining Corp., 6.250%, 10/01/39	5,511	5,511

Media (3.2%)
Thomson Reuters Corp., 5.950%, 07/15/13	24	27
Time Warner Cable, Inc., 8.250%, 02/14/14	1,485	1,742
Time Warner Cable, Inc., 5.850%, 05/01/17	3,155	3,378
Time Warner, Inc., 6.200%, 03/15/40	614	606

		5,753

Metals (2.5%)
ArcelorMittal, 6.125%, 06/01/18	1,684	1,768
ArcelorMittal, 9.850%, 06/01/19	1,443	1,834
Barrick Gold Corp., 6.950%, 04/01/19	736	842

		4,444

Miscellaneous Manufacturer (3.5%)
General Electric Co., 5.000%, 02/01/13	3,085	3,326
General Electric Co., 5.250%, 12/06/17	742	778
Siemens Financierings NV, 6.125%, 08/17/26(a)	925	984
Wesfarmers Ltd., 6.998%, 04/10/13(a)	1,102	1,204

		6,292

Oil & Gas (5.7%)
Praxair, Inc., 4.625%, 03/30/15	1,108	1,181
Pride International, Inc., 8.500%, 06/15/19	2,384	2,694
Shell International Finance BV, 5.500%, 03/25/40	2,756	2,701
Transocean, Inc., 6.800%, 03/15/38	901	1,012
Weatherford International Ltd., 9.625%, 03/01/19	1,498	1,895
Weatherford International Ltd., 6.500%, 08/01/36	812	807

		10,290

Pharmaceuticals (2.7%)
Covidien International Finance SA, 6.000%, 10/15/17	152	167
GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	1,747	1,894
Roche Holdings, Inc., 7.000%, 03/01/39(a)	1,901	2,258
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	524	543

		4,862

Pipelines (6.4%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,150	1,317
El Paso Natural Gas, 5.950%, 04/15/17	329	343
Energy Transfer Partners LP, 9.000%, 04/15/19	1,585	1,946
Energy Transfer Partners LP, 7.500%, 07/01/38	1,085	1,215
Enterprise Products Operating LP, 5.250%, 01/31/20	2,563	2,586
Rockies Express Pipeline LLC, 6.850%, 07/15/18(a)	251	273
Southern Natural Gas Co., 5.900%, 04/01/17(a)	39	40
TransCanada Pipelines, 7.625%, 01/15/39	3,125	3,808

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Corporate Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	65	71

		11,599

Real Estate Investment Trusts (3.2%)
Digital Realty Trust LP, 5.875%, 02/01/20(a)	2,459	2,404
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	3,225	3,309

		5,713

Retail (2.4%)
CVS Caremark Corp., 6.600%, 03/15/19	2,454	2,743
Tesco PLC, 5.500%, 11/15/17(a)	359	385
Tesco PLC, 6.150%, 11/15/37(a)	484	510
Wal-Mart Stores, Inc., 6.500%, 08/15/37	671	744

		4,382

Telecommunication Services (10.5%)
AT&T, Inc., 4.950%, 01/15/13	1,100	1,182
AT&T, Inc., 5.100%, 09/15/14	1,909	2,065
AT&T, Inc., 6.450%, 06/15/34	510	520
CC Holdings GS V LLC, 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(a)	1,884	2,054
Cellco Partnership/Verizon Wireless, 5.550%, 02/01/14	1,907	2,084
Cisco Systems, Inc., 5.500%, 02/22/16	1,570	1,749
Cisco Systems, Inc., 4.450%, 01/15/20	615	612
Cisco Systems, Inc., 5.500%, 01/15/40	2,722	2,610
Comcast Corp., 6.450%, 03/15/37	612	623
Rogers Wireless, Inc., 7.500%, 03/15/15	370	432
Verizon Communications, Inc., 5.250%, 04/15/13	1,082	1,182
Verizon Communications, Inc., 5.550%, 02/15/16	1,882	2,058
Verizon Communications, Inc., 8.950%, 03/01/39	1,374	1,863

		19,034

Transportation (0.5%)
Paccar, Inc., 6.375%, 02/15/12	823	893
Union Pacific Corp., 7.875%, 01/15/19	29	35

		928

Total Corporate Bonds		166,428

Short-Term Investment (8.1%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.030%, 04/01/10(b)	14,698	14,698

Total Short-Term Investment		14,698

Total Investments (Cost $170,649)(c) — 100.0%		181,126
Other assets in excess of liabilities — 0.0%		22

Net Assets — 100.0%		$181,148

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 17.0% of net assets as of March 31, 2010.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (99.9%)
Georgia (92.8%)
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Callable 04/01/14 @ 102, XLCA	2,680	2,831
Athens Housing Authority, Student Housing Lease Project, RB, 5.250%, 12/01/21, Prerefunded 12/01/12 @ 100, AMBAC	1,000	1,099
Athens Housing Authority, University of Georgia Real Estate Foundation, East Campus Housing Phase II LLC, RB, 4.000%, 12/01/14	1,400	1,526
Athens Housing Authority, University of Georgia Real Estate Foundation, RB, 5.000%, 06/15/35, Callable 06/15/19 @ 100	1,450	1,492
Athens Housing Authority, University of Georgia Real Estate Foundation, RB, 5.000%, 06/15/39, Callable 06/15/19 @ 100	2,915	2,999
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32, Callable 05/15/19 @ 100	1,500	1,614
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33, Callable 01/01/19 @ 100	3,000	3,271
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38, Callable 01/01/19 @ 100	4,000	4,301
Atlanta Airport Passenger Facility Charge, Ser J, RB, 5.000%, 01/01/34, Callable 01/01/15 @ 100, AGM(a)	10,500	10,552
Atlanta Airport Project, Ser A, RB, 5.375%, 01/01/19, Callable 07/01/14 @ 100, AGM, AMT	5,000	5,140
Atlanta Airport Project, Ser B, RB, 6.000%, 01/01/18, Callable 04/30/10 @ 101, NATL-RE/FGIC, AMT	2,150	2,174
Augusta Water & Sewer Authority, RB, 5.000%, 10/01/30, Callable 10/01/17 @ 101, AGM	1,750	1,836
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/34, Callable 10/01/14 @ 100, AGM	2,000	2,080
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/39, Callable 10/01/14 @ 100, AGM	4,500	4,666
Bartow County School District, GO, 5.000%, 11/01/11, State Aid Withholding	1,985	2,122
Bartow County, GO, 5.000%, 08/01/12, NATL-RE	2,000	2,166
Bartow County, GO, 4.500%, 08/01/13, NATL-RE	3,000	3,273
Brunswick Water & Sewer, Refunding & Improvement Project, RB, 6.100%, 10/01/14, NATL-RE	1,000	1,112
Burke County Development Authority, Pollution Control, Georgia Power Co., Plant Vogtle Project, RB, 5.050%, 11/01/48(b)	1,000	1,064
Burke County Development Authority, Pollution Control, RB, 2.300%, 10/01/32, Mandatory Put 04/01/14 @ 100^(b)	1,875	1,841
Carroll County Water Authority, Water & Sewer, RB, 5.250%, 07/01/22, Callable 07/01/15 @ 100, AGM	1,000	1,060
Central Valdosta Development Authority, Lowndes County Judicial Project, RB, 5.250%, 06/01/21, Callable 06/01/13 @ 102, XLCA/County Guaranteed	1,885	1,983

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, 5.000%, 07/01/37, Callable 07/01/17 @ 100, AMBAC/County Guaranteed, AMT	1,000	968
Cobb County Development Authority, Kennesaw State University Project, Ser A, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, NATL-RE	1,285	1,318
Cobb County Development Authority, Solid Waste Disposal, Georgia Waste Management Project, Ser A, RB, 5.000%, 04/01/33, Callable 04/01/16 @ 101, AMT	1,000	958
Cobb-Marietta County, Coliseum & Exhibit Hall Project, RB, 5.500%, 10/01/12, NATL-RE	725	757
Coweta County Development Authority, Newnan Water, Sewer & Light Commission, RB, 5.000%, 07/01/25, Prerefunded 07/01/15 @ 100, NATL-RE	1,000	1,116
Dalton Utilities, RB, 6.000%, 01/01/12, AGM	1,100	1,194
De Kalb County Water & Sewer, Ser B, RB, 5.250%, 10/01/32, Callable 10/01/26 @ 100, AGM	5,500	6,204
De Kalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29, Callable 11/15/19 @ 100	5,000	5,158
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, Callable 06/01/10 @ 100, AMBAC	1,055	1,143
Downtown Smyrna Development Authority, RB, 5.250%, 02/01/28	1,000	1,097
Floyd County, GO, 5.000%, 04/01/11	475	496
Forsyth County Hospital Authority, Baptist Health Care System Project, RB, 6.375%, 10/01/28, ETM	1,000	1,251
Forsyth County School District, GO, 5.000%, 02/01/23, Callable 02/01/15 @ 100, NATL-RE	3,000	3,197
Forsyth County, GO, 5.000%, 03/01/25, Callable 03/01/19 @ 100	6,825	7,547
Fulton County Development Authority, Cauley Creek Water Facilities, Ser A, RB, 5.500%, 02/01/17, Callable 02/01/11 @ 100, AMBAC, AMT	1,310	1,322
Fulton County Development Authority, Georgia Technology Facilities Project, Ser A, RB, 5.000%, 06/01/40, Callable 06/01/19 @ 100	1,000	1,037
Fulton County Development Authority, Georgia Technology Foundation, Ser A, RB, 5.000%, 11/01/31, Callable 05/01/12 @ 100	1,645	1,689
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, Callable 05/01/14 @ 100, NATL-RE	2,370	2,428
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/27, Callable 05/01/14 @ 100, NATL-RE	3,375	3,520
Fulton County Development Authority, Molecular Science Building Project, RB, 5.000%, 05/01/34, Callable 05/01/14 @ 100, NATL-RE	1,000	1,015
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Ser B, RB, 5.250%, 03/15/24, Callable 03/15/19 @ 100	1,300	1,377
Fulton County Water & Sewer, RB, 5.000%, 01/01/24, Callable 01/01/14 @ 100, NATL-RE/FGIC	2,000	2,070

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Fulton County Water & Sewer, RB, 5.000%, 01/01/30, Callable 01/01/14 @ 100, NATL-RE/FGIC	2,425	2,470
Fulton County Water & Sewer, RB, 5.250%, 01/01/35, Callable 01/01/14 @ 100, NATL-RE/FGIC	2,400	2,454
Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc., Ser A, RB, 0.300%, 05/15/26, LOC: Wells Fargo Bank N.A.(b)	2,810	2,810
Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc., Ser B, RB, 5.250%, 02/15/45, Callable 02/15/20 @ 100, County Guaranteed	4,500	4,380
Georgia Municipal Electric Authority, RB, 8.000%, 01/01/15, Callable 01/01/11 @ 100, ETM	1,900	2,365
Georgia State Higher Education Facilities Authority, USG Real Estate Foundation I LLC, RB, 6.000%, 06/15/34, Callable 06/15/18 @ 100	1,065	1,152
Georgia State Private College & Universities Facilities Authority, Mercer University Project, RB, 6.400%, 11/01/11, NATL-RE, ETM	730	774
Georgia State Road & Tollway Authority, Federal Highway Reimbursement, Ser A, RB, 5.000%, 06/01/20, Callable 06/01/18 @ 100, AGM	1,130	1,240
Georgia State, GO, 4.500%, 07/01/23	1,285	1,362
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.000%, 08/01/20, Callable 08/01/18 @ 100	425	426
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.500%, 08/01/28, Callable 08/01/18 @ 100	1,800	1,792
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.625%, 08/01/34, Callable 08/01/18 @ 100	2,000	1,972
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/17, Prerefunded 01/01/14 @ 100, NATL-RE	475	538
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Prerefunded 01/01/14 @ 100, NATL-RE	3,385	3,834
Gwinnett County School District, GO, 5.000%, 02/01/13	1,100	1,218
Gwinnett County School District, GO, 5.000%, 02/01/26, Prerefunded 02/01/18 @ 100	3,500	4,064
Gwinnett County School District, GO, 5.000%, 02/01/32, Callable 02/01/18 @ 100	2,115	2,256
Gwinnett County School District, GO, 5.000%, 02/01/36, Callable 02/01/18 @ 100	1,380	1,458
Gwinnett County Water & Sewerage Authority, Ser A, RB, 4.000%, 08/01/27, Callable 08/01/19 @ 100, County Guaranteed	2,325	2,352
Gwinnett County Water & Sewerage Authority, Ser A, RB, 4.000%, 08/01/28, Callable 08/01/19 @ 100, County Guaranteed	2,000	1,990
Henry County Water & Sewer Authority, RB, 6.150%, 02/01/20, AMBAC	2,100	2,471
Henry County Water & Sewer Authority, RB, 5.000%, 02/01/25, Callable 02/01/21 @ 100	2,250	2,496
Lincoln County School District, GO, 5.500%, 04/01/37, Callable 04/01/19 @ 100, State Aid Withholding	1,000	1,093

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Macon-Bibb County Hospital Authority, The Medical Center of Central Georgia, Inc., RB, 5.000%, 08/01/32, Callable 08/01/19 @ 100	4,445	4,458
Metropolitan Atlanta Rapid Transit Authority, Ser B, RB, 5.000%, 07/01/34, Callable 07/01/17 @ 100, AGM	5,000	5,209
Metropolitan Atlanta Rapid Transit Authority, Ser E, RB, 7.000%, 07/01/11, ETM	3,215	3,362
Milledgeville-Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Prerefunded 09/01/14 @ 101	2,355	2,805
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/16, Prerefunded 01/01/13 @ 100, NATL-RE	1,435	1,601
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/17, Prerefunded 01/01/13 @ 100, NATL-RE	2,220	2,477
Private Colleges & Universities Authority, Emory University, Ser B, RB, 5.000%, 09/01/29, Callable 09/01/19 @ 100	3,000	3,216
Private Colleges & Universities Authority, Emory University, Ser B, RB, 5.000%, 09/01/32, Callable 09/01/19 @ 100	4,500	4,767
Private Colleges & Universities Authority, Emory University, Ser C, RB, 5.000%, 09/01/38, Callable 09/01/18 @ 100(a)	4,455	4,657
Richmond County Board of Education, GO, 5.000%, 10/01/12, State Aid Withholding	525	577
Richmond County Hospital Authority, University Health Services, Inc. Project, RB, 5.250%, 01/01/29, Callable 01/01/19 @ 100	2,250	2,216
Richmond County Hospital Authority, University Health Services, Inc. Project, RB, 5.500%, 01/01/36, Callable 01/01/19 @ 100	3,500	3,476
Rockdale County Water & Sewerage Authority, RB, 5.000%, 07/01/23, Callable 07/01/15 @ 100, AGM	2,200	2,352
Upper Oconee Basin Water Authority, RB, 5.000%, 07/01/26, Callable 07/01/15 @ 100, NATL-RE	2,000	2,047
Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.250%, 10/01/27, Callable 10/01/12 @ 101, AMBAC	2,110	2,111
Villa Rica Public Facilities Authority, RB, 5.125%, 03/01/39, Callable 03/01/17 @ 100, AGM	1,000	1,020

		200,382

Puerto Rico (7.1%)
Puerto Rico Electric Power Authority, Ser BB, RB, 6.000%, 07/01/11, NATL-RE	1,980	2,098
Puerto Rico Electric Power Authority, Ser JJ, RB, 5.250%, 07/01/13, NATL-RE	1,325	1,441
Puerto Rico Electric Power Authority, Ser XX, RB, 5.250%, 07/01/40, Callable 07/01/20 @ 100^	2,750	2,713
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/27, Callable 08/01/19 @ 100	1,965	2,041
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.500%, 08/01/28, Callable 08/01/19 @ 100	2,300	2,415
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 6.000%, 08/01/42, Callable 08/01/19 @ 100	4,335	4,655

		15,363

Total Municipal Bonds		215,745

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Funds (1.3%)
Federated Tax-Free Obligations Fund	2,720,974	2,721
SEI Tax-Exempt Trust, Institutional Tax-Free Fund	121,883	122

Total Money Market Funds		2,843

Total Investments (Cost $212,374)(c) — 101.2%		218,588
Liabilities in excess of other assets — (1.2)%		(2,548)

Net Assets — 100.0%		$216,040

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

LOC	— Letter of Credit

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

XLCA	— Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
High Grade Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (96.0%)
Alabama (3.6%)
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, Callable 06/01/19 @ 100, AGC	2,000	2,159

Alaska (5.6%)
Matanuska-Susitna Boro Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, Callable 09/01/19 @ 100, AGC	1,000	1,125
Matanuska-Susitna Boro Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Callable 09/01/19 @ 100, AGC(a)	2,000	2,287

		3,412

California (5.3%)
California State, GO, 6.500%, 04/01/33, Callable 04/01/19 @ 100(a)	2,000	2,191
Washington Township Health Care District, Ser A, RB, 6.250%, 07/01/39, Callable 07/01/19 @ 100	1,000	1,042

		3,233

District of Columbia (3.7%)
District of Columbia, Income Tax, Ser A, RB, 5.500%, 12/01/30, Callable 12/01/19 @ 100	2,000	2,235

Florida (24.9%)
Broward County School Board, Ser A, COP, 5.000%, 07/01/16, AGM	2,725	2,984
Florida Atlantic University Finance Corp. Capital Improvement, RB, 7.639%, 07/01/40, Callable 07/01/20 @ 100	2,500	2,624
Highlands County Health Facilities Authority, Adventist Health, Ser B, RB, 6.000%, 11/15/37, Callable 11/15/19 @ 100	1,500	1,583
Miami Parking Facilities Authority, RB, 5.250%, 10/01/15, NATL-RE	1,000	1,124
Miami-Dade County Public Facilities, Jackson Health System, RB, 5.750%, 06/01/39, Callable 06/01/19 @ 100, AGC	1,500	1,569
Miami-Dade County Water & Sewer System, RB, 4.625%, 10/01/30, Callable 10/01/20 @ 100, AGM	2,000	1,976
Osceola County Tourist Development Tax Authority, Ser A, RB, 5.500%, 10/01/15, Callable 10/01/12 @ 100, NATL-RE/FGIC	1,000	1,065
Palm Beach County Solid Waste Authority, RB, 5.500%, 10/01/22, Callable 10/01/19 @ 100, BHAC	1,000	1,128
Pensacola Airport Authority, Ser A, RB, 6.000%, 10/01/12, Callable 10/01/10 @ 100, NATL-RE, AMT	1,075	1,089

		15,142

Georgia (1.6%)
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc., Ser B, RB, 5.125%, 02/15/40, Callable 02/15/20 @ 100, County Guaranteed	1,000	971

Idaho (4.5%)
Idaho Health Facilities Authority, Ser A, RB, 6.750%, 11/01/37, Callable 11/01/18 @ 100	2,500	2,742

Illinois (7.2%)
Illinois State Toll Highway Authority, Ser A, RB, 5.000%, 01/01/18, Callable 07/01/15 @ 100, AGM	3,000	3,263
University of Illinois, Auxiliary Facilities System, Ser A, RB, 5.750%, 04/01/38, Callable 04/01/19 @ 100	1,000	1,089

		4,352

Kansas (2.6%)
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38, Callable 11/15/19 @ 100(a)	1,500	1,594

Maine (4.5%)
Maine State Turnpike Authority, RB, 6.000%, 07/01/38, Callable 07/01/19 @ 100(a)	2,500	2,761

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Massachusetts (2.6%)
Massachusetts State Health & Educational Facilities Authority, Harvard University, Ser A, RB, 5.000%, 12/15/27, Callable 12/15/19 @ 100, GO of Institution	500	555
Massachusetts State Health & Educational Facilities Authority, Northeastern University, Ser Q, RB, 0.300%, 10/01/35, LOC:
Bank of America N.A.(b)	1,000	1,000

		1,555

New Jersey (7.9%)
Bayonne, General Improvement, GO, 5.750%, 07/01/35, Callable 07/01/19 @ 100	1,000	1,064
New Jersey State Higher Education Assistance Authority Student Loan, Ser 1A, RB, 5.000%, 12/01/26, Callable 12/01/19 @ 100	450	456
New Jersey State Transportation Trust Fund Authority, Ser A, RB, 6.000%, 12/15/38, Callable 12/15/18 @ 100	3,000	3,310

		4,830

South Carolina (1.7%)
South Carolina Jobs-Economic Development Hospital Authority, Anmed Health, Ser B, RB, 5.500%, 02/01/38, Callable 02/01/19 @ 100, AGC	1,000	1,037

Texas (14.1%)
Dallas Independent School District, GO, 6.375%, 02/15/34, Callable 02/15/18 @ 100, PSF-GTD	4,000	4,687
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Ser B, RB, 7.125%, 12/01/31, Callable 12/01/18 @ 100	1,000	1,120
Palestine Independent School District, GO, 5.500%, 02/15/27, Callable 02/15/19 @ 100, AGC	2,500	2,744

		8,551

Washington (3.0%)
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, Callable 04/01/19 @ 100, BHAC(a)	1,635	1,816

Wisconsin (3.2%)
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care, Inc., Ser A, RB, 5.625%, 04/15/39, Callable 04/15/20 @ 100	2,000	1,973

Total Municipal Bonds		58,363

Money Market Fund (1.4%)
Federated Tax-Free Obligations Fund	840,162	840

Total Money Market Fund		840

Total Investments (Cost $55,775)(c) — 97.4%		59,203
Other assets in excess of liabilities — 2.6%		1,605

Net Assets — 100.0%		$60,808

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

AGC	— Security guaranteed by Assured Guaranty Corporation

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMT	— Income subject to Alternative Minimum Tax

BHAC	— Security guaranteed by Berkshire Hathaway Assurance Corporation

COP	— Certificate of Participation

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

LOC	— Letter of Credit

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

PSF-GTD	— Security guaranteed by Permanent School Fund Guarantee Program

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (5.9%)
Aerospace/Defense (1.0%)
Hawker Beechcraft Acquisition Co., 10.500%, 03/26/14(a)(b)(c)	796	782
Hawker Beechcraft, Inc., 2.259%, 03/26/14(a)(c)	942	788
Hawker Beechcraft, Inc., 2.290%, 03/26/14(a)(c)	56	47

		1,617

Chemicals (1.8%)
Lyondell Chemical Co., Dutch Revolver, 3.748%, 12/22/13^(a)(c)(d)	67	52
Lyondell Chemical Co., Revolver, 3.748%, 12/22/13^(a)(c)(d)	249	194
Lyondell Chemical Co., Term A, 3.748%, 12/22/13^(a)(c)(d)	150	117
Lyondell Chemical Co., Term A, 3.748%, 12/22/13^(a)(c)(d)	475	371
Lyondell Chemical Co., Term B1, 3.998%, 12/22/14^(a)(c)(d)	191	149
Lyondell Chemical Co., Term B1, 7.000%, 12/22/14^(a)(c)(d)	829	646
Lyondell Chemical Co., Term B2, 3.998%, 12/22/14^(a)(c)(d)	191	149
Lyondell Chemical Co., Term B2, 7.000%, 12/22/14^(a)(c)(d)	829	646
Lyondell Chemical Co., Term B3, 3.998%, 12/22/14^(a)(c)(d)	191	149
Lyondell Chemical Co., Term B3, 7.000%, 12/22/14^(a)(c)(d)	829	646

		3,119

Diversified Financial Services (2.4%)
American Capital Holdings, Inc., 03/31/11^(e)	2,760	2,766
East Valley Tourist Development Authority, 12.000%, 08/06/12(c)(d)(f)(g)	1,422	1,209

		3,975

Media (0.7%)
Tribune Co., 5.250%, 05/17/14(a)(c)	2,000	1,275

Total Bank Loans		9,986

Corporate Bonds (81.6%)
Advertising (1.3%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	100	102
Affinion Group, Inc., 11.500%, 10/15/15, Callable 10/15/10 @ 105.75	2,000	2,050

		2,152

Aerospace/Defense (0.6%)
DAE Aviation Holdings, Inc., 11.250%, 08/01/15, Callable 08/01/11 @ 105.62(a)	1,000	935

Airlines (2.5%)
Delta Air Lines, Inc., 12.250%, 03/15/15, Callable 03/15/12 @ 108.81(a)	1,185	1,264
Delta Air Lines, Inc., Ser 2001-1, Cl B, 7.711%, 09/18/11	905	900
United Airlines, Inc., 12.000%, 11/01/13, Callable 02/01/12 @ 109(a)(h)	2,000	2,070

		4,234

Auto Manufacturers (5.1%)
Ford Motor Co., 7.450%, 07/16/31(h)	2,000	1,890
General Motors Corp., 8.375%, 07/15/33(h)	5,000	1,875
Motors Liquidation Co., 7.200%, 01/15/11(f)(h)	13,000	4,777

		8,542

Auto Parts & Equipment (0.2%)
Lear Corp., 7.875%, 03/15/18, Callable 03/15/14 @ 103.94	200	202
Lear Corp., 8.125%, 03/15/20, Callable 03/15/15 @ 104.06	200	204

		406

Building Materials (0.1%)
Texas Industries, Inc., 7.250%, 07/15/13, Callable 07/15/10 @ 101.81	225	221

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Chemicals (1.4%)
Huntsman International LLC, 8.625%, 03/15/20, Callable 03/15/15 @ 104.31(a)	220	221
Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25(a)	2,500	2,063
Nalco Co., 8.250%, 05/15/17(a)	150	159

		2,443

Coal (1.7%)
CONSOL Energy, Inc., 8.000%, 04/01/17, Callable 04/01/14 @ 104^(a)	1,200	1,233
CONSOL Energy, Inc., 8.250%, 04/01/20, Callable 04/01/15 @ 104.13^(a)	1,400	1,438
International Coal Group, Inc., 9.125%, 04/01/18, Callable 04/01/14 @ 104.56	260	264

		2,935

Commercial Services (4.9%)
Atlantic Broadband, Inc., 9.375%, 01/15/14, Callable 04/25/10 @ 103.12	725	725
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81(a)	660	690
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25(h)	1,045	1,122
Local Insight Regatta Holdings, Inc., 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(g)	155	111
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19(a)	155	165
Reader’s Digest Association, Inc. (The), 9.500%, 02/15/17, Callable 02/15/13 @ 104(a)(c)(h)	3,960	4,039
RSC Equipment Rental, Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105(a)	140	148
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	1,230	1,255

		8,255

Computers (0.0%)
Seagate Technology International Co. Ltd., 10.000%, 05/01/14, Callable 05/01/13 @ 105(a)	35	40

Consumer Staples (0.8%)
Dean Foods Co., 7.000%, 06/01/16	485	475
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88(a)	815	842

		1,317

Diversified Financial Services (18.8%)
American General Finance Corp., Ser H, MTN, 4.625%, 09/01/10	290	290
American General Finance Corp., Ser H, MTN, 5.375%, 10/01/12	205	193
American General Finance Corp., Ser I, MTN, 5.400%, 12/01/15	110	95
American General Finance Corp., Ser J, MTN, 6.900%, 12/15/17(b)	3,550	3,109
CapitalSource, Inc., 12.750%, 07/15/14(a)	585	670
CIT Group, Inc., 7.000%, 05/01/13, Callable 05/07/10 @ 103.50(h)	340	331
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/07/10 @ 103.50(h)	255	241
CIT Group, Inc., 7.000%, 05/01/15, Callable 05/07/10 @ 103.50	550	513
CIT Group, Inc., 7.000%, 05/01/16, Callable 05/07/10 @ 103.50	2,465	2,274
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/07/10 @ 103.50(b)	1,740	1,605
CNG Holdings, Inc., 12.250%, 02/15/15, Callable 02/15/13 @ 106.12(a)	180	174
E*Trade Financial Corp. PIK, 12.500%, 11/30/17, Callable 11/30/12 @ 112.50	3,371	4,028

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Firekeepers Development Authority, 13.875%, 05/01/15, Callable 05/01/12 @ 110.50(a)	2,265	2,622
First Data Corp., 9.875%, 09/24/15, Callable 09/30/11 @ 104.94(b)	4,050	3,453
GMAC, Inc., 8.300%, 02/12/15(a)	1,000	1,050
GMAC, Inc., 8.000%, 03/15/20(a)	2,210	2,265
GMAC, Inc., 8.000%, 11/01/31(b)	3,025	2,889
International Lease Finance Corp., 8.625%, 09/15/15^(a)	1,370	1,401
International Lease Finance Corp., 8.750%, 03/15/17^(a)	1,145	1,171
New Communications Holdings, Inc., 7.875%, 04/15/15^(a)	450	462
New Communications Holdings, Inc., 8.250%, 04/15/17^(a)	1,200	1,221
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13^(a)	1,500	1,511

		31,568

Diversified Minerals (0.5%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(a)	325	328
Teck Cominco Ltd., 6.125%, 10/01/35	530	484

		812

Diversified Operations (0.5%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(a)	885	885

Electric (1.0%)
Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105(a)(h)	1,000	1,042
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38	295	309
IPALCO Enterprises, Inc., 7.250%, 04/01/16(a)	135	140
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	176	182

		1,673

Electronics (0.3%)
Jabil Circuit, Inc., 7.750%, 07/15/16	175	184
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(a)	250	271

		455

Forest Products & Paper (3.6%)
NewPage Corp., 10.000%, 05/01/12, Callable 05/06/10 @ 103(b)	4,160	2,886
Verso Paper Holdings LLC, 11.500%, 07/01/14, Callable 01/01/12 @ 105(a)(h)	150	162
Verso Paper Holdings LLC, Ser B, 9.125%, 08/01/14, Callable 08/01/10 @ 104.56(h)	1,500	1,455
Verso Paper Holdings LLC, Ser B, 11.375%, 08/01/16, Callable 08/01/11 @ 105.69(h)	1,850	1,614

		6,117

Health Care (2.2%)
Apria Healthcare Group, Inc., Ser A1, 11.250%, 11/01/14, Callable 11/01/11 @ 105.62(a)	500	544
Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16, Callable 03/01/11 @ 106.94	1,075	1,182
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(b)	960	994
LifePoint Hospitals, Inc., 3.500%, 05/15/14	600	599
Universal Hospital Services, Inc., PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	360	358

		3,677

Information Technology (0.6%)
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13(a)	1,000	1,010

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Insurance (0.9%)
American International Group, Inc., 8.175%, 05/15/58, Callable 05/15/38 @ 100(c)	300	253
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	260	257
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(c)	140	108
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(c)	540	562
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(c)	75	68
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(c)	425	354

		1,602

Lodging (1.5%)
Harrah’s Operating Co., Inc., 11.250%, 06/01/17, Callable 06/01/13 @ 105.62	570	614
MGM Mirage, Inc., 10.375%, 05/15/14(a)	270	298
MGM Mirage, Inc., 9.000%, 03/15/20, Callable 03/15/14 @ 104.50(a)	625	644
MTR Gaming Group, Inc., 12.625%, 07/15/14, Callable 07/15/11 @ 106.31	930	902

		2,458

Machinery Diversified (1.1%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	870	870
CPM Holdings, Inc., 10.625%, 09/01/14, Callable 09/01/12 @ 105.31(a)	400	426
Manitowoc Co., Inc. (The), 9.500%, 02/15/18, Callable 02/15/14 @ 104.75	300	313
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	200	221

		1,830

Media (2.1%)
Clear Channel Worldwide Holdings, Inc., Ser A, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(a)	215	223
Media General, Inc., 11.750%, 02/15/17, Callable 02/15/14 @ 105.88(a)	1,480	1,463
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	1,045	1,069
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	130	132
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(a)	450	486
UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(a)	150	157

		3,530

Miscellaneous Manufacturer (0.6%)
Bombardier, Inc., 7.500%, 03/15/18(a)	370	385
Bombardier, Inc., 7.750%, 03/15/20(a)	550	575

		960

Oil & Gas (7.8%)
Antero Resources Finance Corp., 9.375%, 12/01/17, Callable 12/01/13 @ 104.69(a)	2,700	2,781
Atlas Energy Operating Co., 10.750%, 02/01/18, Callable 02/01/13 @ 105.68	115	127
Bill Barrett Corp., 9.875%, 07/15/16, Callable 07/15/13 @ 104.94	275	296
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	205	206
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	85	85
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75^(a)	1,035	1,053
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16^(a)	800	794

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94	290	310
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31^(a)	2,100	2,103
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	80	79
Niska Gas Storage Partners LLC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44(a)	1,600	1,636
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(a)	750	769
Sabine Pass LNG LP, 7.500%, 11/30/16(b)	2,065	1,822
Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)(c)	725	652
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(a)(b)	400	360

		13,073

Packaging & Containers (0.3%)
Crown Americas, Inc., 7.750%, 11/15/15, Callable 11/15/10 @ 103.88	155	161
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(a)	285	317
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(a)	55	60

		538

Pharmaceuticals (0.6%)
BioScrip, Inc., 10.250%, 10/01/15, Callable 04/01/13 @ 105.13(a)	360	366
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44^(a)	600	607

		973

Pipelines (1.8%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	170	172
Dynegy Holdings, Inc., 7.500%, 06/01/15	1,525	1,266
Dynegy Holdings, Inc., 7.750%, 06/01/19(b)	2,010	1,518

		2,956

Real Estate Investment Trusts (1.2%)
FelCor Lodging LP, 10.000%, 10/01/14(h)	1,000	1,030
Reckson Operating Partnership LP, 7.750%, 03/15/20(a)	935	951

		1,981

Retail (1.2%)
Macy’s Retail Holdings, Inc., 5.875%, 01/15/13	45	47
Macy’s Retail Holdings, Inc., 5.750%, 07/15/14	130	133
Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	235	234
Neiman Marcus Group, Inc., 10.375%, 10/15/15, Callable 10/15/10 @ 105.19(h)	1,515	1,564

		1,978

Semiconductors (1.5%)
Advanced Micro Devices, Inc., 8.125%, 12/15/17, Callable 12/15/13 @ 104.06(a)	1,090	1,123
NXP Funding LLC, 9.500%, 10/15/15, Callable 10/15/11 @ 104.75(h)	1,500	1,485

		2,608

Telecommunication Services (14.7%)
Avaya, Inc., 9.750%, 11/01/15, Callable 11/01/11 @ 104.88	705	687
Clearwire Communication LLC/Finance, Inc., 12.000%, 12/01/15, Callable 12/01/12 @ 106(a)(b)	1,285	1,308
Clearwire Communication LLC/Finance, Inc., 12.000%, 12/01/15, Callable 12/01/12 @ 106(a)	470	479
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(a)	325	332
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 12/15/10 @ 103.58	1,220	1,281

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(a)	370	411
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/10 @ 104.75	130	132
Intelsat Bermuda Ltd., 11.250%, 02/04/17, Callable 02/15/13 @ 105.62(i)	1,570	1,660
Level 3 Financing, Inc., 8.750%, 02/15/17, Callable 02/15/12 @ 104.38	1,085	993
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(a)(b)	3,775	3,605
Nortel Networks Ltd., 10.750%, 07/15/16, Callable 07/15/11 @ 105.38(f)	3,570	2,869
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44(a)	630	647
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	350	360
Sprint Capital Corp., 6.900%, 05/01/19(b)	1,315	1,203
Sprint Capital Corp., 8.750%, 03/15/32	240	223
Telcordia Technologies, Inc., 4.001%, 07/15/12, Callable 07/15/10 @ 100(a)(c)	4,545	4,386
Virgin Media Finance PLC, Ser 1, 9.500%, 08/15/16, Callable 08/15/13 @ 104.75	225	246
West Corp., 9.500%, 10/15/14, Callable 10/15/10 @ 104.75	250	257
Wind Acquisition Finance SA, 12.000%, 12/01/15, Callable 12/01/10 @ 105.38(a)	375	405
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(a)(b)	700	774
Wind Acquisition Finance SA, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(a)(h)	2,465	2,440

		24,698

Transportation (0.2%)
Martin Midstream Partners LP/Finance Corp., 8.875%, 04/01/18, Callable 04/01/14 @ 104.44(a)	400	404

Total Corporate Bonds		137,266

Convertible Corporate Bond (0.8%)
Diversified Financial Services (0.8%)
AmeriCredit Corp., 0.750%, 09/15/11	1,285	1,288

Total Convertible Corporate Bond		1,288

Preferred Stock (0.5%)
Diversified Financial Services (0.5%)
Citigroup Capital XII, 8.500%, Callable 03/30/15 @ 25	30,000	770

Total Preferred Stock		770

Units (0.3%)
Commercial Services (0.2%)
Alion Science & Technology Corp.(a)(j)	295	299

Information Technology (0.1%)
Stratus Technologies, Inc.,^(a)(k)	240	231

Total Units		530

Short-Term Investment (15.4%)
RidgeWorth Funds Securities Lending Joint Account(l)(m)	25,951	25,951

Total Short-Term Investment		25,951

Money Market Fund (18.8%)
RidgeWorth Institutional Cash Management Money Market Fund(l)	31,592,993	31,593

Total Money Market Fund		31,593

Total Investments (Cost $197,890)(n) — 123.3%		207,384
Liabilities in excess of other assets — (23.3)%		(39,134)

Net Assets — 100.0%		$168,250

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/ subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 42.9% of net assets as of March 31, 2010.

(b)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

High Income Fund — concluded

(d)	Issuer has filed for bankruptcy.

(e)	This security has not settled as of March 31, 2010 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(f)	Security in default.

(g)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2010 are identified below (in thousands):

Issue	Acquisition	Cost	Principal	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)

East Valley Tourist Development Authority	08/06/07	1,408	1,422	1,209	0.72
Local Insight Regatta Holdings, Inc.	12/19/08	155	155	111	0.07

(h)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $24,784.

(i)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(j)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(k)	Each unit consists of $480 principal amount of 12.000% senior secured notes of Stratus Technologies Bermuda, Ltd. due on March 29, 2015, $520 principal amount of 12.000% senior secured notes of Stratus Technologies Inc. due on March 29, 2015, 20.61 shares of common stock and 4.69 shares of preferred stock.

(l)	Affiliated investment.

(m)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(n)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

PIK	— Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Intermediate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (1.3%)
Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38(a)	1,808	1,883
CS First Boston Mortgage Securities Corp., Ser 2002-CP5, Cl A1, 4.106%, 12/15/35	4,733	4,852
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A4, 4.819%, 01/10/38	1,231	1,287
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.474%, 11/15/30(a)	1,753	1,821
Nomura Asset Securities Corp., Ser 1998-D6, Cl A2, 6.586%, 03/15/30(a)	5,263	5,950
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A6A, 5.110%, 07/15/42(a)	4,618	4,777

Total Collateralized Mortgage Obligations		20,570

Corporate Bonds (43.2%)
Advertising (0.0%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	280	287
Interpublic Group Cos., Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105	105	119

		406

Aerospace/Defense (0.8%)
Boeing Co. (The), 5.125%, 02/15/13	300	325
General Dynamics Corp., 5.250%, 02/01/14	3,030	3,329
Spirit AeroSystems Holdings, Inc., 7.500%, 10/01/17, Callable 10/01/13 @ 103.75(b)	215	220
Triumph Group, Inc., 8.000%, 11/15/17, Callable 11/15/13 @ 104	75	75
United Technologies Corp., 6.125%, 02/01/19	8,197	9,220

		13,169

Airlines (0.1%)
Delta Air Lines, Inc., 9.500%, 09/15/14, Callable 09/15/11 @ 107.12(b)	700	736
Delta Air Lines, Inc., 12.250%, 03/15/15, Callable 03/15/12 @ 108.81(b)	180	192

		928

Auto Parts & Equipment (0.1%)
Affinia Group, Inc., 10.750%, 08/15/16, Callable 08/15/12 @ 108.06(b)	60	65
American Axle & Manufacturing, Inc., 9.250%, 01/15/17, Callable 01/15/14 @ 104.63(b)	335	358
Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16, Callable 05/15/12 @ 107.88	390	421
Lear Corp., 7.875%, 03/15/18, Callable 03/15/14 @ 103.94	60	61
Lear Corp., 8.125%, 03/15/20, Callable 03/15/15 @ 104.06	60	61
Navistar International Corp., 8.250%, 11/01/21, Callable 11/01/14 @ 104.13	120	122
TRW Automotive, Inc., 8.875%, 12/01/17, Callable 12/01/13 @ 104.44(b)	150	156

		1,244

Banks (2.1%)
Bank of New York Mellon (The), 4.300%, 05/15/14	815	858
Bank of New York Mellon (The), Ser G, MTN, 4.950%, 11/01/12	3,914	4,243
Bank of New York Mellon (The), Ser G, MTN, 4.500%, 04/01/13	1,911	2,041
Bank of Nova Scotia, 3.400%, 01/22/15	4,960	4,993
Barclays Bank PLC, 2.500%, 01/23/13	4,394	4,399
Barrick International Bank Corp., 5.750%, 10/15/16(b)	1,925	2,023

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

Commonwealth Bank of Australia, 3.500%, 03/19/15(b)	8,669	8,607
Northern Trust Corp., 5.200%, 11/09/12	3,698	4,012
Northern Trust Corp., 4.625%, 05/01/14	1,014	1,078

		32,254

Beverages (1.6%)
Anheuser-Busch InBev NV, 3.000%, 10/15/12	6,664	6,843
Anheuser-Busch InBev NV, 7.750%, 01/15/19(b)	5,949	7,075
Diageo Capital PLC, 5.200%, 01/30/13	1,984	2,147
PepsiCo, Inc., 7.900%, 11/01/18	4,184	5,182
SABMiller PLC, 6.200%, 07/01/11(b)	3,406	3,591

		24,838

Building (0.0%)
KB Home, 9.100%, 09/15/17	95	100

Building Materials (0.0%)
USG Corp., 9.750%, 08/01/14(b)	110	117
USG Corp., 9.500%, 01/15/18(c)	50	50

		167

Chemicals (0.4%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	1,837	1,922
Compass Minerals International, Inc., 8.000%, 06/01/19, Callable 06/01/14 @ 104(b)	110	115
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	4,048	4,384
Georgia Gulf Corp., 9.000%, 01/15/17, Callable 01/15/14 @ 104.50(b)	95	99
Huntsman International LLC, 5.500%, 06/30/16(b)	75	68
Nova Chemicals Corp., 8.625%, 11/01/19, Callable 11/01/14 @ 104.31(b)	80	82
Solutia, Inc., 8.750%, 11/01/17, Callable 11/01/13 @ 104.38	70	74
Solutia, Inc., 7.875%, 03/15/20, Callable 03/15/15 @ 103.94	150	152

		6,896

Coal (0.1%)
Arch Coal, Inc., 8.750%, 08/01/16, Callable 08/01/13 @ 104.38(b)	95	101
CONSOL Energy, Inc., 8.000%, 04/01/17, Callable 04/01/14 @ 104^(b)	335	344
CONSOL Energy, Inc., 8.250%, 04/01/20, Callable 04/01/15 @ 104.13^(b)	280	288
International Coal Group, Inc., 9.125%, 04/01/18, Callable 04/01/14 @ 104.56	95	96

		829

Commercial Services (1.2%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81(b)	200	209
Cenveo Corp., 8.875%, 02/01/18, Callable 02/01/14 @ 104.44(b)	145	147
Equinix, Inc., 8.125%, 03/01/18, Callable 03/01/14 @ 104.06	125	129
ERAC USA Finance Co., 5.800%, 10/15/12(b)	2,588	2,795
ERAC USA Finance Co., 5.600%, 05/01/15(b)	2,027	2,139
Geokinetics Holdings, Inc., 9.750%, 12/15/14, Callable 12/15/11 @ 104.88(b)	305	286
Hertz Corp., 8.875%, 01/01/14, Callable 04/30/10 @ 104.44	605	622
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19(b)	70	74
Norcraft Cos. LP/Finance Corp., 10.500%, 12/15/15, Callable 12/15/12 @ 105.25(b)	15	16

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

Reader’s Digest Association, Inc. (The), 9.500%, 02/15/17, Callable 02/15/13 @ 104(a)(b)(d)	460	469
RSC Equipment Rental, Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105(b)	90	95
Ticketmaster Entertainment, Inc., 10.750%, 08/01/16, Callable 08/01/12 @ 105.38	10	11
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	1,425	1,454
Veolia Environnement, 6.000%, 06/01/18	3,996	4,274
Xerox Corp., 5.500%, 05/15/12	2,435	2,583
Xerox Corp., 6.350%, 05/15/18	3,414	3,698

		19,001

Computers (1.0%)
Hewlett-Packard Co., 4.500%, 03/01/13	1,611	1,725
Hewlett-Packard Co., 6.125%, 03/01/14	240	270
IBM Corp., 7.625%, 10/15/18	10,974	13,511
Seagate Technology International Co. Ltd., 10.000%, 05/01/14, Callable 05/01/13 @ 105(b)	25	28

		15,534

Consumer Staples (1.3%)
Dean Foods Co., 7.000%, 06/01/16	280	274
Jarden Corp., 7.500%, 01/15/20, Callable 01/15/15 @ 103.75	200	202
Kellogg Co., 4.250%, 03/06/13	2,827	2,987
Kimberly-Clark Corp., 7.500%, 11/01/18	1,769	2,148
Kroger Co. (The), 7.500%, 01/15/14	2,679	3,093
Procter & Gamble Co., 4.600%, 01/15/14	6,885	7,398
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88(b)	100	103
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	310	313
SUPERVALU, Inc., 8.000%, 05/01/16	455	461
Walgreen Co., 4.875%, 08/01/13	3,359	3,657

		20,636

Diversified Financial Services (8.1%)
American General Finance Corp., Ser H, MTN, 5.375%, 10/01/12	250	235
American General Finance Corp., Ser I, MTN, 5.400%, 12/01/15	405	349
American General Finance Corp., Ser J, MTN, 6.900%, 12/15/17	1,500	1,314
Bank of America Corp., Ser K, 8.000%(e)	1,085	1,107
BP Capital Markets PLC, 5.250%, 11/07/13	10,143	11,162
Cemex Finance LLC, 9.500%, 12/14/16, Callable 12/14/13 @ 104.75(b)	100	104
CIT Group, Inc., 7.000%, 05/01/13, Callable 05/07/10 @ 103.50(d)	850	827
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/07/10 @ 103.50(d)	110	104
CIT Group, Inc., 7.000%, 05/01/15, Callable 05/07/10 @ 103.50	590	550
CIT Group, Inc., 7.000%, 05/01/16, Callable 05/07/10 @ 103.50	620	572
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/07/10 @ 103.50	575	530
Citigroup Capital XXI, 8.300%, 12/21/57, Callable 12/21/37 @ 100(a)	495	501
CME Group, Inc., 5.400%, 08/01/13	3,516	3,836

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

CME Group, Inc., 5.750%, 02/15/14	5,980	6,565
CNG Holdings, Inc., 12.250%, 02/15/15, Callable 02/15/13 @ 106.12(b)	106	103
Credit Suisse (USA), Inc., 5.300%, 08/13/19	7,550	7,742
Ford Motor Credit Co. LLC, 7.800%, 06/01/12	100	104
Ford Motor Credit Co. LLC, 7.500%, 08/01/12	200	207
Ford Motor Credit Co. LLC, 7.000%, 10/01/13	45	47
Ford Motor Credit Co. LLC, 8.700%, 10/01/14	1,275	1,382
Ford Motor Credit Co. LLC, 8.125%, 01/15/20	200	210
Fund American Cos., Inc., 5.875%, 05/15/13	6,090	6,268
GMAC, Inc., 8.300%, 02/12/15(b)	175	184
GMAC, Inc., 8.000%, 03/15/20(b)	225	231
GMAC, Inc., 8.000%, 11/01/31	1,680	1,604
GMAC, Inc., Ser 8, 6.750%, 12/01/14	430	428
Icahn Enterprises LP, 8.000%, 01/15/18, Callable 01/15/14 @ 104(b)(d)	1,065	1,026
ILFC E-Capital Trust II, 6.250%, 12/21/65, Callable 12/21/15 @ 100(a)(b)	100	77
International Lease Finance Corp., 8.625%, 09/15/15^(b)	220	225
International Lease Finance Corp., 8.750%, 03/15/17^(b)	400	409
Jefferies Group, Inc., 5.875%, 06/08/14	2,896	3,019
Jefferies Group, Inc., 8.500%, 07/15/19	6,770	7,510
JPMorgan Chase & Co., 6.300%, 04/23/19	8,086	8,923
Lazard Group LLC, 7.125%, 05/15/15	4,173	4,382
Lazard Group LLC, 6.850%, 06/15/17	614	625
LBI Escrow Corp., 8.000%, 11/01/17, Callable 05/01/13 @ 106^(b)	440	456
Morgan Stanley, 7.300%, 05/13/19	8,208	9,068
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	6,487	6,451
New Communications Holdings, Inc., 7.875%, 04/15/15^(b)	190	195
New Communications Holdings, Inc., 8.250%, 04/15/17^(b)	310	315
New Communications Holdings, Inc., 8.500%, 04/15/20^(b)	390	393
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13^(b)	335	338
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	6,518	7,165
Rio Tinto Finance (USA) Ltd., 6.500%, 07/15/18	5,761	6,484
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/10 @ 102.28	365	374
TIAA Global Markets, 5.125%, 10/10/12(b)	4,965	5,334
UPC Germany GmbH, 8.125%, 12/01/17, Callable 12/01/12 @ 108.12(b)	350	361
Woodside Finance Ltd., 8.125%, 03/01/14(b)	3,868	4,430
Woodside Finance Ltd., 8.750%, 03/01/19(b)	10,438	12,814

		126,640

Diversified Minerals (0.0%)
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	290	334
Teck Cominco Ltd., 6.125%, 10/01/35	25	23

		357

Diversified Operations (0.7%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(b)	360	360
Illinois Tool Works, Inc., 6.250%, 04/01/19	6,656	7,498
Koppers, Inc., 7.875%, 12/01/19, Callable 12/01/14 @ 103.94(b)	22	23

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Operations—continued

Leucadia National Corp., 8.125%, 09/15/15	1,620	1,679
McJunkin Red Man Corp., 9.500%, 12/15/16, Callable 12/15/12 @ 107.12(b)	620	633

		10,193

Electric (2.4%)
AES Corp. (The), 7.750%, 03/01/14	300	307
AES Corp. (The), 9.750%, 04/15/16(b)	25	27
AES Corp. (The), 8.000%, 10/15/17	425	431
AES Ironwood LLC, 8.857%, 11/30/25	181	178
Alabama Power Co., 5.800%, 11/15/13	3,793	4,246
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	160	169
Calpine Corp., 7.250%, 10/15/17, Callable 10/15/13 @ 103.63(b)	535	526
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	1,651	1,945
E.ON International Finance BV, 5.800%, 04/30/18(b)	7,887	8,528
Edison Mission Energy, 7.500%, 06/15/13(d)	350	304
Edison Mission Energy, 7.000%, 05/15/17	210	147
Edison Mission Energy, 7.200%, 05/15/19	380	262
Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105(b)	260	271
Exelon Generation Co. LLC, 6.200%, 10/01/17	4,214	4,586
Georgia Power Co., 6.000%, 11/01/13	2,373	2,670
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38	115	120
MidAmerican Energy Holdings Co., Ser D, 5.000%, 02/15/14	5,098	5,407
NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25	1,315	1,331
Pacific Gas & Electric Co., 8.250%, 10/15/18	1,180	1,441
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	418	432
Southern California Edison Co., 5.750%, 03/15/14	4,428	4,919
United Maritime Group LLC/ Finance Corp., 11.750%, 06/15/15, Callable 12/15/12 @ 105.88(b)	175	179

		38,426

Electronics (0.0%)
Jabil Circuit, Inc., 7.750%, 07/15/16	105	111
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(b)	40	43

		154

Entertainment (0.1%)
Penn National Gaming, Inc., 8.750%, 08/15/19, Callable 08/15/14 @ 104.38(b)	310	315
Scientific Games International, Inc., 9.250%, 06/15/19, Callable 06/15/14 @ 104.63	485	513
Speedway Motorsports, Inc., 8.750%, 06/01/16, Callable 06/01/13 @ 104.38	165	176
Videotron Ltee, 6.875%, 01/15/14, Callable 04/30/10 @ 102.29	300	304
WMG Holdings Corp., 9.500%, 12/15/14, Callable 04/30/10 @ 104.75	295	297

		1,605

Forest Products & Paper (0.0%)
Boise Paper Holdings LLC/Finance Co., 9.000%, 11/01/17, Callable 11/01/13 @ 104.50(b)	90	95
NewPage Corp., 11.375%, 12/31/14, Callable 03/31/12 @ 105(d)	555	552
Verso Paper Holdings LLC, 11.500%, 07/01/14, Callable 01/01/12 @ 105(b)	100	108

		755

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care (0.8%)
Apria Healthcare Group, Inc., Ser A1, 11.250%, 11/01/14, Callable 11/01/11 @ 105.62(b)	400	435
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105	570	628
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44	785	813
Elan Financial PLC/Elan Financial Corp., 8.875%, 12/01/13, Callable 12/01/10 @ 104.44	75	77
Elan Financial PLC/Elan Financial Corp., 8.750%, 10/15/16, Callable 10/15/12 @ 108.75(b)	100	99
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63	1,520	1,616
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)	105	115
HCA, Inc., 7.250%, 09/15/20, Callable 03/15/15 @ 103.63(b)	385	390
Inverness Medical Innovations, Inc., 7.875%, 02/01/16, Callable 02/01/13 @ 103.94	315	308
Pfizer, Inc., 6.200%, 03/15/19	5,613	6,340
Tenet Healthcare Corp., 8.875%, 07/01/19, Callable 07/01/14 @ 104.44(b)	335	363
U.S. Oncology, Inc., 9.125%, 08/15/17, Callable 08/15/13 @ 104.56	160	167
Universal Hospital Services, Inc. PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	610	607

		11,958

Household Products/Wares (0.0%)
ACCO Brands Corp., 10.625%, 03/15/15, Callable 09/15/12 @ 105.31(b)	125	137

Industrials (0.0%)
Mohawk Industries, Inc., 6.125%, 01/15/16(c)	170	175

Information Technology (0.0%)
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13(b)	445	449

Insurance (0.9%)
American General Institutional Capital, Ser B, 8.125%, 03/15/46(b)	150	140
American International Group, Inc., 8.175%, 05/15/58, Callable 05/15/38 @ 100(a)	160	135
Berkshire Hathaway, Inc., 4.600%, 05/15/13	3,835	4,089
Berkshire Hathaway, Inc., 3.200%, 02/11/15	8,600	8,673
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(a)	75	58
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(a)	150	156
ING Capital Funding Trust III, 8.439%,(e)	320	302
ING Groep NV, 5.775%,(e)	130	111
Liberty Mutual Group, 7.800%, 03/15/37(b)	125	111
Liberty Mutual Group, 10.750%, 06/15/58, Callable 06/15/38 @ 100(a)(b)	130	145
Liberty Mutual Group, Ser B, 7.000%, 03/15/37, Callable 03/15/17 @ 100(a)(b)	130	111
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(a)	80	73
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(a)	65	54

		14,158

Lodging (0.2%)
Ameristar Casinos, Inc., 9.250%, 06/01/14, Callable 12/01/11 @ 104.63	435	456

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Lodging—continued

Harrah’s Operating Co., Inc., 11.250%, 06/01/17, Callable 06/01/13 @ 105.62	165	178
MGM Mirage, Inc., 10.375%, 05/15/14(b)	795	876
MGM Mirage, Inc., 9.000%, 03/15/20, Callable 03/15/14 @ 104.50(b)	190	196
MTR Gaming Group, Inc., 12.625%, 07/15/14, Callable 07/15/11 @ 106.31(b)	90	87
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/10 @ 102.21(d)	140	140
Wynn Las Vegas LLC, 7.875%, 11/01/17, Callable 11/01/13 @ 103.94(b)	660	671

		2,604

Machinery Diversified (0.1%)
Altra Holdings, Inc., 8.125%, 12/01/16, Callable 12/01/12 @ 106.09(b)	55	56
Case New Holland, Inc., 7.750%, 09/01/13(b)	40	41
CPM Holdings, Inc., 10.625%, 09/01/14, Callable 09/01/12 @ 105.31(b)	50	53
Manitowoc Co., Inc. (The), 9.500%, 02/15/18, Callable 02/15/14 @ 104.75	260	271
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	480	532

		953

Materials (1.1%)
Newmont Mining Corp., 5.125%, 10/01/19	15,859	15,954
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(a)(b)	385	402
Steel Dynamics, Inc., 7.625%, 03/15/20, Callable 03/15/15 @ 103.81(b)	270	277

		16,633

Media (1.2%)
Clear Channel Worldwide Holdings, Inc., Ser A, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(b)	110	114
Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(b)	565	590
DISH DBS Corp., 7.875%, 09/01/19	315	328
EchoStar DBS Corp., 7.750%, 05/31/15	145	151
EchoStar DBS Corp., 7.125%, 02/01/16	85	87
Media General, Inc., 11.750%, 02/15/17, Callable 02/15/14 @ 105.88(b)	290	287
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	295	302
Mediacom LLC/Capital Corp., 9.125%, 08/15/19, Callable 08/15/14 @ 104.56(b)	125	129
Salem Communications Corp., 9.625%, 12/15/16, Callable 12/15/13 @ 104.81	170	178
Sinclair Television Group, Inc., 9.250%, 11/01/17, Callable 11/01/13 @ 104.63(b)	345	363
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(b)	85	92
Sun Media Corp., 7.625%, 02/15/13, Calllable 2/15/11 @ 100	23	23
Thomson Reuters Corp., 5.950%, 07/15/13	798	882
Time Warner Cable, Inc., 8.250%, 02/14/14	4,349	5,103
Time Warner Cable, Inc., 5.850%, 05/01/17	8,017	8,584
Time Warner, Inc., 4.875%, 03/15/20	936	914
Univision Communications, Inc., 12.000%, 07/01/14, Callable 07/01/11 @ 106(b)	90	98

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(b)	100	105

		18,330

Metals (0.9%)
ArcelorMittal, 6.125%, 06/01/18	6,195	6,503
ArcelorMittal, 9.850%, 06/01/19	3,979	5,057
Barrick Gold Corp., 6.950%, 04/01/19	2,243	2,567

		14,127

Miscellaneous Manufacturer (1.0%)
Bombardier, Inc., 8.000%, 11/15/14, Callable 11/15/10 @ 104(b)	75	79
Bombardier, Inc., 7.500%, 03/15/18(b)	105	109
Bombardier, Inc., 7.750%, 03/15/20(b)	155	162
General Electric Co., 5.000%, 02/01/13	4,428	4,773
General Electric Co., 5.250%, 12/06/17	2,716	2,849
Siemens Financierings NV, 5.750%, 10/17/16(b)	3,226	3,511
Wesfarmers Ltd., 6.998%, 04/10/13(b)	4,203	4,591

		16,074

Oil & Gas (2.4%)
Antero Resources Finance Corp., 9.375%, 12/01/17, Callable 12/01/13 @ 104.69(b)	340	350
Aquilex Holdings LLC/Aquilex Finance, 11.125%, 12/15/16, Callable 12/15/13 @ 105.56(b)	180	193
Bill Barrett Corp., 9.875%, 07/15/16, Callable 07/15/13 @ 104.94	175	189
Chesapeake Energy Corp., 9.500%, 02/15/15	535	582
Chesapeake Energy Corp., 6.375%, 06/15/15, Callable 12/15/10 @ 102.125	135	133
Chesapeake Energy Corp., 6.500%, 08/15/17	55	53
Chesapeake Energy Corp., 7.250%, 12/15/18	240	240
Chesapeake Energy Corp., 6.875%, 11/15/20	75	73
Cie Generale De Geophysique, 9.500%, 05/15/16, Callable 05/15/13 @ 104.75	115	123
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75^(b)	230	234
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16^(b)	140	139
Encore Acquisition Co., 9.500%, 05/01/16, Callable 05/01/13 @ 104.75	120	130
Halliburton Co., 6.150%, 09/15/19	4,062	4,553
Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94	70	75
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31^(b)	395	395
Niska Gas Storage Partners LLC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44(b)	485	496
OPTI Canada, Inc., 9.000%, 12/15/12, Callable 12/15/10 @ 102(b)	195	201
Penn Virginia Corp., 10.375%, 06/15/16, Callable 06/15/13 @ 105.19	75	81
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	460	480
Pioneer Drilling Co., 9.875%, 03/15/18, Callable 03/15/14 @ 104.94(b)	225	223
Pioneer Natural Resources Co., 6.650%, 03/15/17	110	110
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	200	202

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Plains Exploration & Production Co., 8.625%, 10/15/19, Callable 10/15/14 @ 104.31	60	64
Praxair, Inc., 1.750%, 11/15/12	10,959	10,974
Praxair, Inc., 4.625%, 03/30/15	4,467	4,760
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	125	129
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(b)	190	195
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(b)	300	285
SandRidge Energy, Inc., 8.750%, 01/15/20, Callable 01/15/15 @ 104.38(b)	220	214
Tesoro Corp., 9.750%, 06/01/19, Callable 06/01/14 @ 104.88	95	99
Transocean, Inc., 6.000%, 03/15/18	4,312	4,694
Weatherford International Ltd., 4.950%, 10/15/13	1,160	1,231
Weatherford International Ltd., 9.625%, 03/01/19	3,617	4,577
Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)	75	68
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(b)	905	814

		37,359

Packaging & Containers (0.0%)
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/10 @ 101.58	140	143
Graphic Packaging International, Inc., 9.500%, 06/15/17, Callable 06/15/13 @ 104.75	70	75
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(b)	60	67
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(b)	35	38

		323

Pharmaceuticals (4.0%)
Abbott Laboratories, 5.600%, 11/30/17	6,987	7,692
AstraZeneca PLC, 5.900%, 09/15/17	11,212	12,523
BioScrip, Inc., 10.250%, 10/01/15, Callable 04/01/13 @ 105.13(b)	105	107
Covidien International Finance SA, 6.000%, 10/15/17	4,124	4,523
Express Scripts, Inc., 5.250%, 06/15/12	5,418	5,777
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	4,835	5,250
Novartis Securities Investment Ltd., 5.125%, 02/10/19	3,449	3,655
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44^(b)	320	324
Rite Aid Corp., 7.500%, 03/01/17, Callable 03/01/12 @ 103.75	170	158
Roche Holdings, Inc., 6.000%, 03/01/19(b)	14,360	15,870
Schering-Plough Corp., 6.000%, 09/15/17	5,206	5,858
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	1,040	1,139
Valeant Pharmaceuticals International, 8.375%, 06/15/16, Callable 06/15/12 @ 104.19(b)	75	78

		62,954

Pipelines (2.7%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	2,503	2,866

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	185	187
Dynegy Holdings, Inc., 7.500%, 06/01/15	945	784
Dynegy Holdings, Inc., 7.750%, 06/01/19	450	340
El Paso Corp., 7.875%, 06/15/12	400	424
El Paso Corp., 7.000%, 06/15/17	75	77
El Paso Corp., 7.250%, 06/01/18	110	113
El Paso Corp., MTN, 8.250%, 02/15/16	300	320
El Paso Corp., Ser G, MTN, 8.050%, 10/15/30	60	60
El Paso Corp., Ser G, MTN, 7.800%, 08/01/31	70	69
El Paso Corp., Ser G, MTN, 7.750%, 01/15/32	575	565
El Paso Natural Gas, 5.950%, 04/15/17	843	878
Energy Transfer Partners LP, 6.700%, 07/01/18	6,146	6,714
Energy Transfer Partners LP, 9.000%, 04/15/19	3,371	4,139
Enterprise Products Operating LP, 5.250%, 01/31/20	8,322	8,398
Enterprise Products Operating LP, Ser B, 5.600%, 10/15/14	5,222	5,652
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	690	708
Regency Energy Partners LP, 9.375%, 06/01/16, Callable 06/01/13 @ 104.69(b)	110	117
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	3,473	3,774
Southern Natural Gas Co., 5.900%, 04/01/17(b)	568	592
TransCanada Pipelines Ltd., 7.125%, 01/15/19	4,064	4,761
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	1,074	1,169

		42,707

Real Estate Investment Trusts (0.7%)
Digital Realty Trust LP, 5.875%, 02/01/20(b)	1,763	1,724
DuPont Fabros Technology LP, 8.500%, 12/15/17, Callable 12/15/13 @ 104.25(b)	160	165
FelCor Lodging LP, 10.000%, 10/01/14(d)	120	123
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	8,517	8,738
Host Hotels & Resorts LP, 9.000%, 05/15/17, Callable 05/15/13 @ 104.50(b)(d)	375	405
Reckson Operating Partnership LP, 7.750%, 03/15/20(b)	295	300

		11,455

Retail (1.3%)
Ferrellgas Partners LP, 9.125%, 10/01/17, Callable 10/01/13 @ 104.56(b)	60	63
Macy’s Retail Holdings, Inc., 5.875%, 01/15/13	35	37
Macy’s Retail Holdings, Inc., 5.750%, 07/15/14	175	178
Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	1,205	1,202
QVC, Inc., 7.500%, 10/01/19, Callable 10/01/14 @ 103.75(b)	140	143
Tesco PLC, 5.500%, 11/15/17(b)	4,344	4,655
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17, Callable 07/15/13 @ 105.38(b)	195	217
Toys “R” Us Property Co. LLC, 8.500%, 12/01/17, Callable 12/01/13 @ 104.25(b)	560	581
Wal-Mart Stores, Inc., 5.800%, 02/15/18	12,457	13,902

		20,978

Semiconductors (0.0%)
Advanced Micro Devices, Inc., 8.125%, 12/15/17, Callable 12/15/13 @ 104.06(b)	60	62

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Semiconductors—continued

Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	380	401

		463

Software (0.4%)
Oracle Corp., 5.750%, 04/15/18	5,906	6,478

Telecommunication Services (4.3%)
AT&T, Inc., 4.950%, 01/15/13	4,233	4,547
AT&T, Inc., 5.100%, 09/15/14	4,380	4,739
CC Holdings GS V LLC, 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(b)	4,985	5,434
Cellco Partnership/Verizon Wireless, 5.550%, 02/01/14	4,884	5,337
Cincinnati Bell, Inc., 8.250%, 10/15/17, Callable 10/15/13 @ 104.13	345	349
Cisco Systems, Inc., 5.500%, 02/22/16	3,428	3,820
Cisco Systems, Inc., 4.450%, 01/15/20	4,508	4,483
Clearwire Communication LLC/Finance, Inc., 12.000%, 12/01/15, Callable 12/01/12 @ 106(b)	15	15
Comcast Corp., 4.950%, 06/15/16	2,336	2,435
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25(b)	285	307
Frontier Communications Corp., 8.250%, 05/01/14	105	110
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(b)	470	481
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 12/15/10 @ 103.58	100	105
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(b)	505	561
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/10 @ 104.75	95	97
Inmarsat Finance PLC, 7.375%, 12/01/17, Callable 12/01/13 @ 103.69(b)	150	156
Intelsat Jackson Holdings Ltd., 8.500%, 11/01/19, Callable 11/01/14 @ 104.25(b)	1,275	1,339
Intelsat Subsidiary Holding Co. Ltd., 8.500%, 01/15/13, Callable 04/30/10 @ 102.13	295	299
Level 3 Financing, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63	90	88
Level 3 Financing, Inc., 8.750%, 02/15/17, Callable 02/15/12 @ 104.38	260	238
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(b)	855	816
Nextel Communications, Inc., Ser D, 7.375%, 08/01/15, Callable 08/01/10 @ 100.92	1,320	1,254
Nextel Communications, Inc., Ser E, 6.875%, 10/31/13, Callable 10/31/10 @ 100.86	70	68
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44(b)	325	336
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	235	241
Qwest Communications International, Inc., 8.000%, 10/01/15, Callable 10/01/12 @ 104(b)	745	793
Qwest Communications International, Inc., 7.125%, 04/01/18, Callable 04/01/13 @ 103.56(b)	605	625
Qwest Corp., 7.250%, 10/15/35, Callable 10/15/15 @ 101.94	210	203
Rogers Wireless, Inc., 7.500%, 03/15/15	1,602	1,870

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Sable International Finance Ltd., 7.750%, 02/15/17, Callable 02/15/14 @ 103.88(b)	150	156
Sprint Capital Corp., 8.750%, 03/15/32	710	659
Verizon Communications, Inc., 5.250%, 04/15/13	3,727	4,072
Verizon Communications, Inc., 5.550%, 02/15/16	2,225	2,433
Verizon Communications, Inc., 8.750%, 11/01/18	7,920	9,936
Viasat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66(b)	670	685
Virgin Media Finance PLC, 8.750%, 04/15/14, Callable 04/15/10 @ 102.92	49	50
Virgin Media Finance PLC, 8.375%, 10/15/19, Callable 10/15/14 @ 104.19	375	385
Virgin Media Finance PLC, Ser 1, 9.500%, 08/15/16, Callable 08/15/13 @ 104.75(d)	160	175
Vodafone Group PLC, 5.500%, 06/15/11	4,538	4,758
Wind Acquisition Finance SA, 12.000%, 12/01/15, Callable 12/01/10 @ 105.38(b)	300	324
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(b)	365	403
Wind Acquisition Finance SA, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(b)	1,595	1,579
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	115	118
Windstream Corp., 7.875%, 11/01/17	280	276

		67,155

Transportation (1.2%)
General Maritime Corp., 12.000%, 11/15/17, Callable 11/15/13 @ 106(b)	130	139
Martin Midstream Partners LP/Finance Corp., 8.875%, 04/01/18, Callable 04/01/14 @ 104.44(b)	210	212
Overseas Shipholding Group, Inc., 8.125%, 03/30/18	185	184
Paccar, Inc., 6.375%, 02/15/12	3,550	3,855
RailAmerica, Inc., 9.250%, 07/01/17, Calllable 07/01/13 @ 104.63	472	503
Royal Caribbean Cruises Ltd., 8.750%, 02/02/11	25	26
Royal Caribbean Cruises Ltd., 7.000%, 06/15/13	15	15
Royal Caribbean Cruises Ltd., 6.875%, 12/01/13	15	15
Royal Caribbean Cruises Ltd., 11.875%, 07/15/15(d)	180	212
Teekay Corp., 8.500%, 01/15/20	200	209
Union Pacific Corp., 7.875%, 01/15/19	11,472	13,782

		19,152

Total Corporate Bonds		678,754

Convertible Corporate Bonds (0.0%)
Diversified Financial Services (0.0%)
AmeriCredit Corp., 0.750%, 09/15/11	195	196
Jefferies Group, Inc., 3.875%, 11/01/29, Callable 11/01/17 @ 100	120	119

Total Convertible Corporate Bonds		315

U.S. Government Agency Mortgages (0.0%)
Federal National Mortgage Association (0.0%)
5.725%, 03/01/12	191	203
6.260%, 05/01/12	292	315

Total U.S. Government Agency Mortgages		518

U.S. Treasury Obligations (53.2%)
U.S. Treasury Notes (53.2%)
2.125%, 04/30/10	170,909	171,176
2.875%, 06/30/10(f)	152,834	153,855
1.375%, 03/15/12(f)	49,449	49,828
3.125%, 09/30/13	132,184	137,833
2.125%, 11/30/14	146,560	144,636

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Notes—continued

3.750%, 11/15/18	112,624	113,477
3.625%, 02/15/20	66,247	65,119

Total U.S. Treasury Obligations		835,924

Preferred Stock (0.0%)
Diversified Financial Services (0.0%)
Citigroup Capital XII, 8.500%, 03/30/40, Callable 03/30/15 @ 25	8,000	204

Total Preferred Stock		204

Units (0.0%)
Commercial Services (0.0%)
Alion Science & Technology Corp.(g)	100	101

Information Technology (0.0%)
Stratus Technologies, Inc.,^(b)(h)	120	116

Total Units		217

Short-Term Investment (0.2%)
RidgeWorth Funds Securities Lending Joint Account(i)(j)	3,471	3,471

Total Short-Term Investment		3,471

Money Market Fund (5.1%)
RidgeWorth Institutional Cash Management Money Market Fund(i)	79,709,220	79,709

Total Money Market Fund		79,709

Total Investments (Cost $1,574,218)(k) — 103.0%		1,619,682
Liabilities in excess of other assets — (3.0)%		(47,507)

Net Assets — 100.0%		$1,572,175

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/ subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 8.4% of net assets as of March 31, 2010.

(c)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(d)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $3,325.

(e)	Perpetual maturity.

(f)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(g)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(h)	Each unit consists of $480 principal amount of 12.000% senior secured notes of Stratus Technologies Bermuda, Ltd. due on March 29, 2015, $520 principal amount of 12.000% senior secured notes of Stratus Technologies Inc. due on March 29, 2015, 20.61 shares of common stock and 4.69 shares of preferred stock.

(i)	Affiliated investment.

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(k)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

PIK	— Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Intermediate Bond Fund — concluded

Credit Default Swap Agreements — Buy Protection

					Upfront		Unrealized
		Notional	Fixed	Expiration	Payments		Appreciation/
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Made/(Received)($)	Value($)	Depreciation($)

Allstate Corp.	JPMorgan	8,680	1.000	06/20/15	(112)	(136)	(24)
Bristol-Myers Squib Co.	JPMorgan	8,680	1.000	06/20/15	(233)	(227)	6
Citibank N.A.	Credit Suisse First Boston	8,525	1.000	06/20/15	238	220	(18)
Emerging Markets CDX Indices, Series 12	JPMorgan	10,325	5.000	12/20/14	(1,068)	(1,208)	(140)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	1,413	5.000	12/20/14	(142)	(165)	(23)
Emerging Markets CDX Indices, Series 12	Morgan Stanley	14,710	5.000	12/20/14	(1,485)	(1,721)	(236)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	23,190	5.000	12/20/14	(2,399)	(2,713)	(314)
Kingdom of Belgium	Deutsche Bank	4,176	1.000	09/20/15	(101)	(94)	7
Kingdom of Norway	Morgan Stanley	4,361	0.250	09/20/15	(20)	(17)	3
Kingdom of Norway	Goldman Sachs	4,361	0.250	09/20/15	(13)	(17)	(4)
Kingdom of Spain	Deutsche Bank	17,300	1.000	06/20/15	(20)	151	171
Kingdom of Spain	Credit Suisse First Boston	15,640	1.000	06/20/15	(19)	136	155
Kingdom of Spain	Morgan Stanley	3,000	1.000	06/20/15	(7)	26	33
Kingdom of Spain	Morgan Stanley	10,890	1.000	06/20/15	(23)	95	118
Monsanto Co.	JPMorgan	8,680	1.000	06/20/15	(190)	(207)	(17)
Republic of Ireland	Morgan Stanley	17,300	1.000	06/20/15	159	379	220
Republic of Ireland	JPMorgan	15,640	1.000	06/20/15	140	343	203
Republic of Ireland	Morgan Stanley	16,800	1.000	06/20/15	134	368	234
Republic of Ireland	Morgan Stanley	4,556	1.000	06/20/15	36	100	64
Republic of Portugal	Goldman Sachs	31,575	1.000	06/20/15	267	669	402
Republic of Portugal	Barclays Bank PLC	15,640	1.000	06/20/15	133	331	198
Republic of Portugal	Deutsche Bank	17,300	1.000	06/20/15	146	366	220
Republic of Portugal	Deutsche Bank	8,689	1.000	09/20/15	83	193	110

					(4,496)	(3,128)	1,368

As the buyer of protection, the Funds pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2010, liquid assets totaling $3,379, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2010.

The notional amount of Credit Default Swap contracts totaled $271,431, in thousands, as of March 31, 2010. The monthly average notional amount for Credit Default Swap contracts totaled $137,360, in thousands, for the year ended March 31, 2010.

Forward Foreign Currency Contracts

At March 31, 2010, the Fund’s forward foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value in	Market	Appreciation/
Currency	Date	Currency	USD($)	Value($)	Depreciation($)

Short:
Colombian Peso	04/08/10	583,949	293	304	(11)
Czech Republic Koruna	05/24/10	7,694	413	409	4
Euro	05/10/10	29,547	40,449	39,904	545
Euro	05/17/10	24,602	33,484	33,226	258
Euro	05/17/10	786	1,071	1,062	9
Euro	05/17/10	321	440	433	7
Euro	05/17/10	310	425	419	6
Euro	05/17/10	6,058	8,251	8,182	69
Euro	06/07/10	23,190	31,766	31,319	447
Hungarian Forint	05/05/10	111,528	570	566	4
Japanese Yen	06/07/10	1,403,390	15,883	15,020	863
Japanese Yen	06/07/10	75,003	849	803	46

Total Short Contracts			$133,894	$131,647	$2,247

Long:
Colombian Peso	04/08/10	583,949	304	304	—

Total Long Contracts			$304	$304	$—

The total amount of USD forward foreign currency contracts outstanding was $133,590, in thousands, as of March 31, 2010. The monthly average of USD forward foreign currency contract trading activity was $65,443, in thousands, for the year ended March 31, 2010.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (1.4%)
Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38(a)	594	619
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A4, 4.819%, 01/10/38	593	620
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.474%, 11/15/30(a)	555	577
Nomura Asset Securities Corp., Ser 1998-D6, Cl A2, 6.586%, 03/15/30(a)	1,931	2,183
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A6A, 5.110%, 07/15/42(a)	1,434	1,483

Total Collateralized Mortgage Obligations		5,482

Corporate Bonds (52.8%)
Advertising (0.0%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	100	102
Interpublic Group Cos., Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105	45	51

		153

Aerospace/Defense (1.3%)
Boeing Co. (The), 5.125%, 02/15/13	1,216	1,317
General Dynamics Corp., 5.250%, 02/01/14	937	1,029
Spirit AeroSystems Holdings, Inc., 7.500%, 10/01/17, Callable 10/01/13 @ 103.75(b)	60	62
Triumph Group, Inc., 8.000%, 11/15/17, Callable 11/15/13 @ 104	30	30
United Technologies Corp., 6.125%, 02/01/19	2,533	2,849

		5,287

Airlines (0.0%)
Delta Air Lines, Inc., 9.500%, 09/15/14, Callable 09/15/11 @ 107.12(b)	105	110

Auto Parts & Equipment (0.1%)
Affinia Group, Inc., 10.750%, 08/15/16, Callable 08/15/12 @ 108.06(b)	25	27
American Axle & Manufacturing, Inc., 9.250%, 01/15/17, Callable 01/15/14 @ 104.63(b)	30	32
Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16, Callable 05/15/12 @ 107.88	85	92
Lear Corp., 7.875%, 03/15/18, Callable 03/15/14 @ 103.94	15	15
Lear Corp., 8.125%, 03/15/20, Callable 03/15/15 @ 104.06	15	15
Navistar International Corp., 8.250%, 11/01/21, Callable 11/01/14 @ 104.13	25	26
TRW Automotive, Inc., 8.875%, 12/01/17, Callable 12/01/13 @ 104.44(b)	60	62

		269

Banks (2.5%)
Bank of New York Mellon (The), Ser G, MTN, 4.950%, 11/01/12	1,584	1,717
Bank of New York Mellon (The), Ser G, MTN, 4.500%, 04/01/13	698	745
Bank of Nova Scotia, 3.400%, 01/22/15	1,331	1,340
Barclays Bank PLC, 2.500%, 01/23/13	1,172	1,173
Barrick International Bank Corp., 6.350%, 10/15/36(b)	773	787
Commonwealth Bank of Australia, 3.500%, 03/19/15(b)	2,294	2,278
Northern Trust Corp., 5.200%, 11/09/12	1,850	2,007

		10,047

Beverages (1.8%)
Anheuser-Busch InBev NV, 3.000%, 10/15/12	1,730	1,776
Anheuser-Busch InBev NV, 8.200%, 01/15/39(b)	1,070	1,380
Diageo Capital PLC, 5.200%, 01/30/13	809	875
PepsiCo, Inc., 7.900%, 11/01/18	1,233	1,527

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Beverages—continued

SABMiller PLC, 6.200%, 07/01/11(b)	1,740	1,835

		7,393

Building (0.0%)
KB Home, 9.100%, 09/15/17	40	42

Building Materials (0.0%)
USG Corp., 9.750%, 08/01/14(b)	45	48
USG Corp., 9.500%, 01/15/18(c)	20	20

		68

Chemicals (0.6%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	829	867
Compass Minerals International, Inc., 8.000%, 06/01/19, Callable 06/01/14 @ 104(b)	45	47
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	1,318	1,427
Georgia Gulf Corp., 9.000%, 01/15/17, Callable 01/15/14 @ 104.50(b)	35	37
Huntsman International LLC, 5.500%, 06/30/16(b)	35	32
Nova Chemicals Corp., 8.625%, 11/01/19, Callable 11/01/14 @ 104.31(b)	30	31
Solutia, Inc., 8.750%, 11/01/17, Callable 11/01/13 @ 104.38	30	32
Solutia, Inc., 7.875%, 03/15/20, Callable 03/15/15 @ 103.94	40	40

		2,513

Coal (0.1%)
Arch Coal, Inc., 8.750%, 08/01/16, Callable 08/01/13 @ 104.38(b)	40	42
CONSOL Energy, Inc., 8.000%, 04/01/17, Callable 04/01/14 @ 104^(b)	90	93
CONSOL Energy, Inc., 8.250%, 04/01/20, Callable 04/01/15 @ 104.13^(b)	75	77
International Coal Group, Inc., 9.125%, 04/01/18, Callable 04/01/14 @ 104.56	30	30

		242

Commercial Services (1.7%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81(b)	55	58
Cenveo Corp., 8.875%, 02/01/18, Callable 02/01/14 @ 104.44(b)	40	40
Equinix, Inc., 8.125%, 03/01/18, Callable 03/01/14 @ 104.06	35	36
ERAC USA Finance Co., 5.800%, 10/15/12(b)	1,151	1,243
ERAC USA Finance Co., 5.600%, 05/01/15(b)	1,148	1,211
Geokinetics Holdings, Inc., 9.750%, 12/15/14, Callable 12/15/11 @ 104.88(b)	80	75
Hertz Corp., 8.875%, 01/01/14, Callable 04/30/10 @ 104.44	170	175
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19(b)	30	32
Norcraft Cos. LP/Finance Corp., 10.500%, 12/15/15, Callable 12/15/12 @ 105.25(b)	6	6
Reader’s Digest Association, Inc. (The), 9.500%, 02/15/17, Callable 02/15/13 @ 104(a)(b)(d)	125	128
RSC Equipment Rental, Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105(b)	35	37
Ticketmaster Entertainment, Inc., 10.750%, 08/01/16, Callable 08/01/12 @ 105.38	4	4
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	365	372
Veolia Environnement, 6.000%, 06/01/18	1,356	1,451
Xerox Corp., 5.500%, 05/15/12	778	825
Xerox Corp., 6.350%, 05/15/18	1,331	1,442

		7,135

Computers (1.1%)
Hewlett-Packard Co., 4.500%, 03/01/13	689	738
IBM Corp., 7.625%, 10/15/18	3,206	3,947

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Computers—continued

Seagate Technology International Co. Ltd., 10.000%, 05/01/14, Callable 05/01/13 @ 105(b)	15	17

		4,702

Consumer Staples (1.5%)
Dean Foods Co., 7.000%, 06/01/16	80	78
Kellogg Co., 4.250%, 03/06/13	1,020	1,078
Kimberly-Clark Corp., 7.500%, 11/01/18	539	655
Kroger Co. (The), 7.500%, 01/15/14	712	822
Procter & Gamble Co., 4.600%, 01/15/14	2,115	2,273
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88(b)	40	41
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	135	136
SUPERVALU, Inc., 8.000%, 05/01/16	85	86
Walgreen Co., 4.875%, 08/01/13	1,028	1,119

		6,288

Diversified Financial Services (8.2%)
American General Finance Corp., Ser H, MTN, 5.375%, 10/01/12	150	141
American General Finance Corp., Ser I, MTN, 5.400%, 12/01/15	55	47
American General Finance Corp., Ser J, MTN, 6.900%, 12/15/17	300	263
Bank of America Corp., Ser K, 8.000%(e)	170	173
BP Capital Markets PLC, 5.250%, 11/07/13	2,958	3,255
Cemex Finance LLC, 9.500%, 12/14/16, Callable 12/14/13 @ 104.75(b)	100	103
CIT Group, Inc., 7.000%, 05/01/13, Callable 05/07/10 @ 103.50(d)	140	136
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/07/10 @ 103.50	50	47
CIT Group, Inc., 7.000%, 05/01/15, Callable 05/07/10 @ 103.50	165	154
CIT Group, Inc., 7.000%, 05/01/16, Callable 05/07/10 @ 103.50	270	249
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/07/10 @ 103.50	105	97
Citigroup Capital XXI, 8.300%, 12/21/57, Callable 12/21/37 @ 100(a)	140	142
CME Group, Inc., 5.400%, 08/01/13	1,413	1,542
CME Group, Inc., 5.750%, 02/15/14	1,267	1,391
CNG Holdings, Inc., 12.250%, 02/15/15, Callable 02/15/13 @ 106.12(b)	29	28
Credit Suisse (USA), Inc., 5.300%, 08/13/19	1,671	1,714
Ford Motor Credit Co. LLC, 7.800%, 06/01/12	100	104
Ford Motor Credit Co. LLC, 7.500%, 08/01/12	100	104
Ford Motor Credit Co. LLC, 7.000%, 10/01/13	15	16
Ford Motor Credit Co. LLC, 8.700%, 10/01/14	225	244
Fund American Cos., Inc., 5.875%, 05/15/13	1,925	1,981
GMAC, Inc., 8.300%, 02/12/15(b)	40	42
GMAC, Inc., 8.000%, 03/15/20(b)	60	61
GMAC, Inc., 8.000%, 11/01/31	475	454
GMAC, Inc., Ser 8, 6.750%, 12/01/14	120	119
Icahn Enterprises LP, 8.000%, 01/15/18, Callable 01/15/14 @ 104(b)	295	284
ILFC E-Capital Trust II, 6.250%, 12/21/65, Callable 12/21/15 @ 100(a)(b)	100	77
International Lease Finance Corp., 8.625%, 09/15/15^(b)	85	87
International Lease Finance Corp., 8.750%, 03/15/17^(b)	110	113
Jefferies Group, Inc., 8.500%, 07/15/19	1,806	2,003

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

JPMorgan Chase & Co., 6.300%, 04/23/19	2,509	2,769
Lazard Group LLC, 7.125%, 05/15/15	2,185	2,294
LBI Escrow Corp., 8.000%, 11/01/17, Callable 05/01/13 @ 106^(b)	125	130
Morgan Stanley, 7.300%, 05/13/19	2,066	2,283
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	1,753	1,743
New Communications Holdings, Inc., 7.875%, 04/15/15^(b)	50	51
New Communications Holdings, Inc., 8.250%, 04/15/17^(b)	85	86
New Communications Holdings, Inc., 8.500%, 04/15/20^(b)	105	106
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13^(b)	95	96
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	944	1,038
Rio Tinto Finance (USA) Ltd., 7.125%, 07/15/28	1,605	1,837
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/10 @ 102.28	155	159
TIAA Global Markets, 5.125%, 10/10/12(b)	1,265	1,359
UPC Germany GmbH, 8.125%, 12/01/17, Callable 12/01/12 @ 108.12(b)	100	103
Woodside Finance Ltd., 8.750%, 03/01/19(b)	3,342	4,103

		33,328

Diversified Minerals (0.0%)
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	125	144
Teck Cominco Ltd., 6.125%, 10/01/35	10	9

		153

Diversified Operations (0.7%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(b)	100	100
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,988	2,240
Koppers, Inc., 7.875%, 12/01/19, Callable 12/01/14 @ 103.94(b)	9	9
Leucadia National Corp., 8.125%, 09/15/15	430	445
McJunkin Red Man Corp., 9.500%, 12/15/16, Callable 12/15/12 @ 107.12(b)	170	174

		2,968

Electric (4.0%)
AES Corp. (The), 7.750%, 03/01/14	125	128
AES Corp. (The), 9.750%, 04/15/16(b)	15	16
AES Corp. (The), 8.000%, 10/15/17	110	112
AES Ironwood LLC, 8.857%, 11/30/25	81	79
Alabama Power Co., 5.800%, 11/15/13	1,366	1,529
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	70	74
Calpine Corp., 7.250%, 10/15/17, Callable 10/15/13 @ 103.63(b)	135	133
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	527	621
E.ON International Finance BV, 5.800%, 04/30/18(b)	3,136	3,391
Edison Mission Energy, 7.500%, 06/15/13	150	130
Edison Mission Energy, 7.000%, 05/15/17	55	38
Edison Mission Energy, 7.200%, 05/15/19	100	69
Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105(b)	75	78
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,235	1,344
Georgia Power Co., 6.000%, 11/01/13	698	785
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38	50	52
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,117	1,126

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25	240	243
Pacific Gas & Electric Co., 8.250%, 10/15/18	346	422
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,209	1,245
Public Service Co. of Colorado, Ser 17, 6.250%, 09/01/37	669	721
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	88	91
Southern California Edison Co., 5.750%, 03/15/14	1,426	1,584
United Maritime Group LLC/ Finance Corp., 11.750%, 06/15/15, Callable 12/15/12 @ 105.88(b)	45	46
Virginia Electric & Power Co., 8.875%, 11/15/38	1,021	1,419
Wisconsin Power & Light Co., 6.375%, 08/15/37	680	722

		16,198

Electronics (0.0%)
Jabil Circuit, Inc., 7.750%, 07/15/16	40	42
Jabil Circuit, Inc., 8.250%, 03/15/18	50	54
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(b)	10	11

		107

Entertainment (0.1%)
Penn National Gaming, Inc., 8.750%, 08/15/19, Callable 08/15/14 @ 104.38(b)	105	107
Scientific Games International, Inc., 9.250%, 06/15/19, Callable 06/15/14 @ 104.63	155	164
Speedway Motorsports, Inc., 8.750%, 06/01/16, Callable 06/01/13 @ 104.38	70	74
Videotron Ltee, 6.875%, 01/15/14, Callable 04/30/10 @ 102.29	130	132
WMG Holdings Corp., 9.500%, 12/15/14, Callable 04/30/10 @ 104.75	45	45

		522

Environmental Control (0.0%)
Casella Waste Systems, Inc., 11.000%, 07/15/14, Callable 07/15/12 @ 105.50(b)	10	11

Forest Products & Paper (0.1%)
Boise Paper Holdings LLC/Finance Co., 9.000%, 11/01/17, Callable 11/01/13 @ 104.50(b)	35	37
NewPage Corp., 11.375%, 12/31/14, Callable 03/31/12 @ 105(d)	140	139
Verso Paper Holdings LLC, 11.500%, 07/01/14, Callable 01/01/12 @ 105(b)	40	43

		219

Health Care (0.8%)
Apria Healthcare Group, Inc., Ser A1, 11.250%, 11/01/14, Callable 11/01/11 @ 105.62(b)	75	81
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105	165	182
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44	220	228
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63	325	345
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)	40	44
HCA, Inc., 8.500%, 04/15/19, Callable 04/15/14 @ 104.25(b)	10	11
HCA, Inc., 7.250%, 09/15/20, Callable 03/15/15 @ 103.63(b)	105	106
Inverness Medical Innovations, Inc., 7.875%, 02/01/16, Callable 02/01/13 @ 103.94	100	98
Pfizer, Inc., 6.200%, 03/15/19	1,513	1,709
Tenet Healthcare Corp., 8.875%, 07/01/19, Callable 07/01/14 @ 104.44(b)	95	103
U.S. Oncology, Inc., 9.125%, 08/15/17, Callable 08/15/13 @ 104.56	45	47

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Universal Hospital Services, Inc. PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	170	169

		3,123

Household Products/Wares (0.0%)
ACCO Brands Corp., 10.625%, 03/15/15, Callable 09/15/12 @ 105.31(b)	50	55

Industrials (0.0%)
Mohawk Industries, Inc., 6.125%, 01/15/16(a)	45	46

Information Technology (0.0%)
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13(b)	120	121

Insurance (1.4%)
American International Group, Inc., 8.175%, 05/15/58, Callable 05/15/38 @ 100(a)	80	67
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,543	1,645
Berkshire Hathaway, Inc., 3.200%, 02/11/15	2,349	2,369
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(a)	35	27
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(a)	65	68
ING Capital Funding Trust III, 8.439%(e)	80	75
ING Groep NV, 5.775%(e)	55	47
Liberty Mutual Group, 7.800%, 03/15/37(b)	35	31
Liberty Mutual Group, 10.750%, 06/15/58, Callable 06/15/38 @ 100(a)(b)	40	45
Liberty Mutual Group, Ser B, 7.000%, 03/15/37, Callable 03/15/17 @ 100(a)(b)	35	30
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(a)	35	32
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(a)	25	21
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(b)	1,003	1,088

		5,545

Lodging (0.2%)
Ameristar Casinos, Inc., 9.250%, 06/01/14, Callable 12/01/11 @ 104.63	90	94
Harrah’s Operating Co., Inc., 11.250%, 06/01/17, Callable 06/01/13 @ 105.62	60	65
MGM Mirage, Inc., 10.375%, 05/15/14(b)	240	265
MGM Mirage, Inc., 9.000%, 03/15/20, Callable 03/15/14 @ 104.50(b)	50	51
MTR Gaming Group, Inc., 12.625%, 07/15/14, Callable 07/15/11 @ 106.31(b)	40	39
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/10 @ 102.21(d)	60	60
Wynn Las Vegas LLC, 7.875%, 11/01/17, Callable 11/01/13 @ 103.94(b)	160	163

		737

Machinery Diversified (0.1%)
Altra Holdings, Inc., 8.125%, 12/01/16, Callable 12/01/12 @ 106.09(b)	25	25
Case New Holland, Inc., 7.750%, 09/01/13(b)	20	21
CPM Holdings, Inc., 10.625%, 09/01/14, Callable 09/01/12 @ 105.31(b)	20	21
Manitowoc Co., Inc. (The), 9.500%, 02/15/18, Callable 02/15/14 @ 104.75	70	73
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	135	150

		290

Materials (1.1%)
Newmont Mining Corp., 6.250%, 10/01/39	4,323	4,323
Steel Dynamics, Inc., 7.625%, 03/15/20, Callable 03/15/15 @ 103.81(b)	75	77

		4,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media (1.6%)
Clear Channel Worldwide Holdings, Inc., Ser A, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(b)	30	31
Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(b)	155	162
DISH DBS Corp., 7.875%, 09/01/19	80	83
EchoStar DBS Corp., 7.750%, 05/31/15	40	42
EchoStar DBS Corp., 7.125%, 02/01/16	25	26
Media General, Inc., 11.750%, 02/15/17, Callable 02/15/14 @ 105.88(b)	80	79
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	55	56
Mediacom LLC/Capital Corp., 9.125%, 08/15/19, Callable 08/15/14 @ 104.56(b)	55	57
Salem Communications Corp., 9.625%, 12/15/16, Callable 12/15/13 @ 104.81	70	73
Sinclair Television Group, Inc., 9.250%, 11/01/17, Callable 11/01/13 @ 104.63(b)	95	100
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(b)	35	38
Sun Media Corp., 7.625%, 02/15/13, Calllable 2/15/11 @ 100	6	6
Thomson Reuters Corp., 5.950%, 07/15/13	346	382
Time Warner Cable, Inc., 8.250%, 02/14/14	1,448	1,699
Time Warner Cable, Inc., 5.850%, 05/01/17	3,052	3,268
Time Warner, Inc., 6.200%, 03/15/40	404	399
Univision Communications, Inc., 12.000%, 07/01/14, Callable 07/01/11 @ 106(b)	25	27

		6,528

Metals (0.9%)
ArcelorMittal, 6.125%, 06/01/18	1,624	1,705
ArcelorMittal, 9.850%, 06/01/19	1,131	1,438
Barrick Gold Corp., 6.950%, 04/01/19	537	614

		3,757

Miscellaneous Manufacturer (1.9%)
Bombardier, Inc., 8.000%, 11/15/14, Callable 11/15/10 @ 104(b)	75	79
Bombardier, Inc., 7.500%, 03/15/18(b)	25	26
Bombardier, Inc., 7.750%, 03/15/20(b)	40	42
General Electric Co., 5.000%, 02/01/13	3,147	3,392
General Electric Co., 5.250%, 12/06/17	949	995
Siemens Financierings NV, 6.125%, 08/17/26(b)	906	964
Wesfarmers Ltd., 6.998%, 04/10/13(b)	1,917	2,094

		7,592

Oil & Gas (3.9%)
Antero Resources Finance Corp., 9.375%, 12/01/17, Callable 12/01/13 @ 104.69(b)	120	124
Aquilex Holdings LLC/Aquilex Finance, 11.125%, 12/15/16, Callable 12/15/13 @ 105.56(b)	40	43
Bill Barrett Corp., 9.875%, 07/15/16, Callable 07/15/13 @ 104.94	75	81
Chesapeake Energy Corp., 9.500%, 02/15/15	120	130
Chesapeake Energy Corp., 6.375%, 06/15/15, Callable 12/15/10 @ 102.125	35	34
Chesapeake Energy Corp., 6.500%, 08/15/17	15	15
Chesapeake Energy Corp., 7.250%, 12/15/18	100	100
Chesapeake Energy Corp., 6.875%, 11/15/20	20	19
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75^(b)	60	61

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16^(b)	35	35
Continental Resources, Inc., 8.250%, 10/01/19, Callable 10/01/14 @ 104.13	5	5
Encore Acquisition Co., 9.500%, 05/01/16, Callable 05/01/13 @ 104.75	50	54
Halliburton Co., 6.150%, 09/15/19	990	1,110
Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94	30	32
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31^(b)	110	110
Niska Gas Storage Partners LLC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44(b)	135	138
OPTI Canada, Inc., 9.000%, 12/15/12, Callable 12/15/10 @ 102(b)	80	82
Penn Virginia Corp., 10.375%, 06/15/16, Callable 06/15/13 @ 105.19	35	38
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	135	141
Pioneer Drilling Co., 9.875%, 03/15/18, Callable 03/15/14 @ 104.94(b)	60	59
Pioneer Natural Resources Co., 6.650%, 03/15/17	50	50
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	85	86
Plains Exploration & Production Co., 8.625%, 10/15/19, Callable 10/15/14 @ 104.31	25	27
Praxair, Inc., 1.750%, 11/15/12	2,961	2,965
Praxair, Inc., 4.625%, 03/30/15	1,981	2,111
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	50	52
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(b)	50	51
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(b)	130	123
SandRidge Energy, Inc., 8.750%, 01/15/20, Callable 01/15/15 @ 104.38(b)	95	93
Shell International Finance BV, 6.375%, 12/15/38	3,428	3,775
Tesoro Corp., 9.750%, 06/01/19, Callable 06/01/14 @ 104.88	40	42
Transocean, Inc., 6.000%, 03/15/18	547	595
Transocean, Inc., 6.800%, 03/15/38	1,172	1,316
Weatherford International Ltd., 9.625%, 03/01/19	1,097	1,388
Weatherford International Ltd., 6.500%, 08/01/36	785	780
Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)	25	23
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(b)	100	90

		15,978

Packaging & Containers (0.0%)
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/10 @ 101.58	70	72
Graphic Packaging International, Inc., 9.500%, 06/15/17, Callable 06/15/13 @ 104.75	30	32
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(b)	25	28
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(b)	15	16

		148

Pharmaceuticals (3.9%)
Abbott Laboratories, 5.600%, 11/30/17	2,532	2,788
AstraZeneca PLC, 6.450%, 09/15/37	2,082	2,317
BioScrip, Inc., 10.250%, 10/01/15, Callable 04/01/13 @ 105.13(b)	30	30

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pharmaceuticals—continued

Covidien International Finance SA, 6.000%, 10/15/17	1,508	1,654
Express Scripts, Inc., 5.250%, 06/15/12	1,586	1,691
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,693	1,838
Novartis Securities Investment Ltd., 5.125%, 02/10/19	953	1,010
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44^(b)	85	86
Rite Aid Corp., 7.500%, 03/01/17, Callable 03/01/12 @ 103.75	45	42
Roche Holdings, Inc., 7.000%, 03/01/39(b)	2,229	2,648
Schering-Plough Corp., 6.550%, 09/15/37	1,015	1,159
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	526	546
Valeant Pharmaceuticals International, 8.375%, 06/15/16, Callable 06/15/12 @ 104.19(b)	30	31

		15,840

Pipelines (3.2%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,021	1,169
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	80	81
Dynegy Holdings, Inc., 7.500%, 06/01/15	290	241
Dynegy Holdings, Inc., 7.750%, 06/01/19	75	57
El Paso Corp., 7.875%, 06/15/12	170	180
El Paso Corp., 7.000%, 06/15/17	20	20
El Paso Corp., 7.250%, 06/01/18	65	67
El Paso Corp., Ser G, MTN, 8.050%, 10/15/30	15	15
El Paso Corp., Ser G, MTN, 7.800%, 08/01/31	20	20
El Paso Corp., Ser G, MTN, 7.750%, 01/15/32	155	152
El Paso Natural Gas, 5.950%, 04/15/17	610	635
Energy Transfer Partners LP, 9.000%, 04/15/19	1,615	1,983
Energy Transfer Partners LP, 7.500%, 07/01/38	955	1,070
Enterprise Products Operating LP, 5.250%, 01/31/20	2,222	2,242
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35	993	934
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	185	190
Regency Energy Partners LP, 9.375%, 06/01/16, Callable 06/01/13 @ 104.69(b)	45	48
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,236	1,343
Southern Natural Gas Co., 5.900%, 04/01/17(b)	381	397
TransCanada Pipelines, 7.625%, 01/15/39	1,339	1,632
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	394	429

		12,905

Real Estate Investment Trusts (0.8%)
Digital Realty Trust LP, 5.875%, 02/01/20(b)	535	523
DuPont Fabros Technology LP, 8.500%, 12/15/17, Callable 12/15/13 @ 104.25(b)	60	62
FelCor Lodging LP, 10.000%, 10/01/14(d)	35	36
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	2,277	2,336
Host Hotels & Resorts LP, 9.000%, 05/15/17, Callable 05/15/13 @ 104.50(b)	115	124
Reckson Operating Partnership LP, 7.750%, 03/15/20(b)	80	82

		3,163

Retail (1.7%)
Ferrellgas Partners LP, 9.125%, 10/01/17, Callable 10/01/13 @ 104.56(b)	25	26
Macy’s Retail Holdings, Inc., 5.875%, 01/15/13	15	16
Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	95	95

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Retail—continued

QVC, Inc., 7.500%, 10/01/19, Callable 10/01/14 @ 103.75(b)	55	56
Tesco PLC, 5.500%, 11/15/17(b)	1,766	1,892
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17, Callable 07/15/13 @ 105.38(b)	85	95
Toys “R” Us Property Co. LLC, 8.500%, 12/01/17, Callable 12/01/13 @ 104.25(b)	165	171
Wal-Mart Stores, Inc., 5.250%, 09/01/35	422	403
Wal-Mart Stores, Inc., 6.500%, 08/15/37	3,891	4,314

		7,068

Semiconductors (0.0%)
Advanced Micro Devices, Inc., 8.125%, 12/15/17, Callable 12/15/13 @ 104.06(b)	25	26
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	140	147

		173

Software (0.5%)
Oracle Corp., 5.750%, 04/15/18	1,867	2,048

Telecommunication Services (5.5%)
AT&T, Inc., 4.950%, 01/15/13	1,489	1,600
AT&T, Inc., 5.100%, 09/15/14	1,327	1,436
AT&T, Inc., 6.450%, 06/15/34	811	827
CC Holdings GS V LLC, 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(b)	1,432	1,561
Cellco Partnership/Verizon Wireless, 5.550%, 02/01/14	1,469	1,605
Cincinnati Bell, Inc., 8.250%, 10/15/17, Callable 10/15/13 @ 104.13	60	61
Cisco Systems, Inc., 5.500%, 02/22/16	1,177	1,312
Cisco Systems, Inc., 4.450%, 01/15/20	462	459
Cisco Systems, Inc., 5.500%, 01/15/40	1,955	1,875
Clearwire Communication LLC/Finance, Inc., 12.000%, 12/01/15, Callable 12/01/12 @ 106(b)	5	5
Comcast Corp., 6.450%, 03/15/37	734	748
Cricket Communications, Inc., 7.750%, 05/15/16, Callable 05/15/12 @ 105.81	10	10
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25(b)	120	129
Frontier Communications Corp., 8.250%, 05/01/14	45	47
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(b)	130	133
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(b)	160	178
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/10 @ 104.75	40	41
Intelsat Jackson Holdings Ltd., 8.500%, 11/01/19, Callable 11/01/14 @ 104.25(b)	325	341
Intelsat Subsidiary Holding Co. Ltd., 8.500%, 01/15/13, Callable 04/30/10 @ 102.13	125	127
Level 3 Financing, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63	25	24
Level 3 Financing, Inc., 8.750%, 02/15/17, Callable 02/15/12 @ 104.38	115	105
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(b)	200	191
Nextel Communications, Inc., Ser D, 7.375%, 08/01/15, Callable 08/01/10 @ 100.92	295	280
Nextel Communications, Inc., Ser E, 6.875%, 10/31/13, Callable 10/31/10 @ 100.86	30	29
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44(b)	90	93
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	35	36
Qwest Communications International, Inc., 8.000%, 10/01/15, Callable 10/01/12 @ 104(b)	135	144

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Qwest Communications International, Inc., 7.125%, 04/01/18, Callable 04/01/13 @ 103.56(b)	165	170
Qwest Corp., 7.250%, 10/15/35, Callable 10/15/15 @ 101.94	50	48
Rogers Wireless, Inc., 7.500%, 03/15/15	763	891
Sable International Finance Ltd., 7.750%, 02/15/17, Callable 02/15/14 @ 103.88(b)	100	104
Sprint Capital Corp., 8.750%, 03/15/32	220	204
Sprint Nextel Corp., 8.375%, 08/15/17	75	75
Verizon Communications, Inc., 5.250%, 04/15/13	1,085	1,185
Verizon Communications, Inc., 5.550%, 02/15/16	1,146	1,253
Verizon Communications, Inc., 8.950%, 03/01/39	1,291	1,751
Viasat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66(b)	190	194
Virgin Media Finance PLC, 8.750%, 04/15/14, Callable 04/15/10 @ 102.92	20	21
Virgin Media Finance PLC, 8.375%, 10/15/19, Callable 10/15/14 @ 104.19	25	26
Virgin Media Finance PLC, Ser 1, 9.500%, 08/15/16, Callable 08/15/13 @ 104.75	100	109
Vodafone Group PLC, 5.500%, 06/15/11	2,112	2,215
Wind Acquisition Finance SA, 12.000%, 12/01/15, Callable 12/01/10 @ 105.38(b)	125	135
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(b)	155	171
Wind Acquisition Finance SA, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(b)	305	302
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	50	51
Windstream Corp., 7.875%, 11/01/17	60	59

		22,361

Transportation (1.5%)
General Maritime Corp., 12.000%, 11/15/17, Callable 11/15/13 @ 106(b)	45	48
Martin Midstream Partners LP/Finance Corp., 8.875%, 04/01/18, Callable 04/01/14 @ 104.44(b)	55	56
Overseas Shipholding Group, Inc., 8.125%, 03/30/18	50	50
Paccar, Inc., 6.375%, 02/15/12	1,502	1,631
RailAmerica, Inc., 9.250%, 07/01/17, Calllable 07/01/13 @ 104.63	103	110
Royal Caribbean Cruises Ltd., 8.750%, 02/02/11	10	10
Royal Caribbean Cruises Ltd., 7.000%, 06/15/13	5	5
Royal Caribbean Cruises Ltd., 6.875%, 12/01/13	5	5
Royal Caribbean Cruises Ltd., 11.875%, 07/15/15	80	94
Teekay Corp., 8.500%, 01/15/20	55	57
Union Pacific Corp., 7.875%, 01/15/19	3,360	4,037

		6,103

Total Corporate Bonds		215,736

Convertible Corporate Bonds (0.0%)
Diversified Financial Services (0.0%)
AmeriCredit Corp., 0.750%, 09/15/11	80	80
Jefferies Group, Inc., 3.875%, 11/01/29, Callable 11/01/17 @ 100	50	50

Total Convertible Corporate Bonds		130

U.S. Government Agency Mortgages (0.1%)
Government National Mortgage Association (0.1%)
7.000%, 04/15/13	64	68
7.000%, 08/15/14	62	67
7.000%, 05/15/31	42	47

Total U.S. Government Agency Mortgages		182

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (42.4%)
U.S. Treasury Bonds (4.4%)
6.875%, 08/15/25(f)	7,497	9,581
4.375%, 11/15/39	8,954	8,467

		18,048

U.S. Treasury Notes (38.0%)
2.125%, 04/30/10	40,476	40,539
2.875%, 06/30/10	29,576	29,774
3.125%, 09/30/13	13,188	13,752
2.125%, 11/30/14	22,453	22,158
3.750%, 11/15/18(f)	30,345	30,575
3.625%, 02/15/20	18,853	18,532

		155,330

Total U.S. Treasury Obligations		173,378

Units (0.0%)
Commercial Services (0.0%)
Alion Science & Technology Corp.(g)	30	30

Information Technology (0.0%)
Stratus Technologies, Inc.,^(b)(h)	35	34

Total Units		64

Preferred Stock (0.0%)
Diversified Financial Services (0.0%)
Citigroup Capital XII, 8.500%, Callable 03/30/15 @ 25	2,000	57

Total Preferred Stock		57

Short-Term Investment (0.1%)
RidgeWorth Funds Securities Lending Joint Account(i)(j)	584	584

Total Short-Term Investment		584

Money Market Fund (4.0%)
RidgeWorth Institutional Cash Management Money Market Fund(j)	16,287,950	16,288

Total Money Market Fund		16,288

Total Investments (Cost $393,275)(k) — 100.8%		411,901
Liabilities in excess of other assets — (0.8)%		(3,263)

Net Assets — 100.0%		$408,638

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 9.7% of net assets as of March 31, 2010.

(c)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(d)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $561.

(e)	Perpetual maturity.

(f)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(g)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(h)	Each unit consists of $480 principal amount of 12.000% senior secured notes of Stratus Technologies Bermuda, Ltd. due on March 29, 2015, $520 principal amount of 12.000% senior secured notes of Stratus Technologies Inc. due on March 29, 2015, 20.61 shares of common stock and 4.69 shares of preferred stock.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(j)	Affiliated investment.

(k)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

PIK	— Payment in-kind

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — concluded

Credit Default Swap Agreements — Buy Protection

					Upfront
					Payments		Unrealized
		Notional	Fixed	Expiration	Made		Appreciation/
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	(Received)($)	Value($)	Depreciation($)

Allstate Corp.	JPMorgan	2,265	1.00	06/20/15	(29)	(35)	(6)
Bristol-Myers Squibb Co.	JPMorgan	2,265	1.00	06/20/15	(61)	(59)	2
Citibank N.A.	Credit Suisse First Boston	2,330	1.00	06/20/15	64	60	(4)
Emerging Markets CDX Indices, Series 12	JPMorgan	4,270	5.00	12/20/14	(442)	(500)	(58)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	422	5.00	12/20/14	(42)	(49)	(7)
Emerging Markets CDX Indices, Series 12	Morgan Stanley	1,270	5.00	12/20/14	(128)	(149)	(21)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	9,290	5.00	12/20/14	(962)	(1,087)	(125)
Kingdom of Belgium	Deutsche Bank	1,249	1.00	09/20/15	(30)	(28)	2
Kingdom of Norway	Morgan Stanley	1,304	0.25	09/20/15	(6)	(5)	1
Kingdom of Norway	Goldman Sachs	1,304	0.25	09/20/15	(4)	(5)	(1)
Kingdom of Spain	Deutsche Bank	4,710	1.00	06/20/15	(6)	41	47
Kingdom of Spain	Credit Suisse First Boston	3,670	1.00	06/20/15	(4)	32	36
Kingdom of Spain	Morgan Stanley	895	1.00	06/20/15	(2)	8	10
Kingdom of Spain	Morgan Stanley	2,975	1.00	06/20/15	(6)	26	32
Monsanto Co.	JPMorgan	2,265	1.00	06/20/15	(48)	(54)	(6)
Republic of Ireland	Morgan Stanley	4,710	1.00	06/20/15	43	103	60
Republic of Ireland	JPMorgan	3,670	1.00	06/20/15	33	80	47
Republic of Ireland	Morgan Stanley	4,590	1.00	06/20/15	36	100	64
Republic of Ireland	Morgan Stanley	1,362	1.00	06/20/15	11	30	19
Republic of Portugal	Barclays Bank PLC	3,670	1.00	06/20/15	31	78	47
Republic of Portugal	Goldman Sachs	8,625	1.00	06/20/15	72	183	111
Republic of Portugal	Deutsche Bank	4,710	1.00	06/20/15	40	100	60
Republic of Portugal	Deutsche Bank	2,599	1.00	09/20/15	25	58	33

					(1,415)	(1,072)	343

As the buyer of protection, the Funds pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2010, liquid assets totaling $1,421, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2010.

The notional amount of Credit Default Swap contracts totaled $74,420, in thousands, as of March 31, 2010. The monthly average notional amount for Credit Default Swap contracts totaled $44,817, in thousands, for the year ended March 31, 2010.

Forward Foreign Currency Contracts

At March 31, 2010, the Fund’s forward foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value in	Market	Appreciation/
Currency	Date	Currency	USD($)	Value($)	Depreciation($)

Short:
Colombian Peso	04/08/10	175,384	88	91	(3)
Czech Republic Koruna	05/24/10	2,301	123	122	1
Euro	05/10/10	7,995	10,944	10,797	147
Euro	05/17/10	235	320	317	3
Euro	05/17/10	6,568	8,939	8,870	69
Euro	05/17/10	96	132	130	2
Euro	05/17/10	93	127	125	2
Euro	05/17/10	1,812	2,467	2,447	20
Euro	06/07/10	6,157	8,434	8,315	119
Hungarian Forint	05/05/10	33,353	170	169	1
Japanese Yen	06/07/10	22,439	254	240	14
Japanese Yen	06/07/10	372,606	4,217	3,988	229

Total Short Contracts			$36,215	$35,611	$604

Long:
Colombian Peso	04/08/10	175,384	91	91	—

Total Long Contracts			$91	$91	$—

The total amount of USD forward foreign currency contracts outstanding was $36,124, in thousands, as of March 31, 2010. The monthly average of USD forward foreign currency contract trading activity was $19,934, in thousands, for the year ended March 31, 2010.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (85.4%)
Alabama (1.9%)
Auburn University, Ser A, RB, 6.000%, 06/01/16, Callable 06/01/11 @ 100, NATL-RE	4,060	4,316
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, Callable 06/01/19 @ 100, AGC	9,000	9,714
Huntsville, Ser A, GO, 5.625%, 05/01/16, Callable 05/01/12 @ 102	2,375	2,620
Huntsville, Ser A, GO, 5.750%, 05/01/19, Callable 05/01/12 @ 102	2,800	3,108

		19,758

Alaska (4.3%)
Matanuska-Susitna Boro Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, Callable 09/01/19 @ 100, AGC	18,000	20,247
Matanuska-Susitna Boro Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Callable 09/01/19 @ 100, AGC	15,000	17,157
Matanuska-Susitna Boro Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, Callable 09/01/19 @ 100, AGC	7,250	8,124

		45,528

California (8.0%)
California Health Facilities Financing Authority, Ser C, RB, 6.250%, 10/01/24, Callable 10/01/18 @ 100	3,500	3,974
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/33, Callable 10/01/18 @ 100	6,500	7,346
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/38, Callable 10/01/18 @ 100	5,500	6,171
California State Public Works Board Lease, Subser A-1, RB, 6.000%, 03/01/35, Callable 03/01/20 @ 100^	2,000	2,003
California State, GO, 6.000%, 03/01/33, Callable 03/01/20 @ 100	5,000	5,299
California State, GO, 6.500%, 04/01/33, Callable 04/01/19 @ 100	24,500	26,840
Fresno Unified School District, Ser A, GO, 6.550%, 08/01/20, Callable 02/01/13 @ 103, NATL-RE	1,000	1,150
Los Angeles California Community College District, Ser A, GO, 6.000%, 08/01/33, Callable 08/01/19 @ 100	10,000	11,100
Los Angeles California Wastewater System, Ser A, RB, 5.750%, 06/01/34, Callable 06/01/19 @ 100	5,000	5,508
Orange County, Loma Ridge/Data Center Project, COP, 6.000%, 06/01/21, Prerefunded 06/01/19 @ 100, AMBAC	1,020	1,204
University of California, Ser O, RB, 5.750%, 05/15/27, Callable 05/15/19 @ 100	3,000	3,413
University of California, Ser O, RB, 5.750%, 05/15/28, Callable 05/15/19 @ 100	10,000	11,326

		85,334

Colorado (0.3%)
Health Facilities Authority, Catholic Health Initiatives, Ser B, RB, 5.000%, 07/01/39, Mandatory Put 11/08/12 @ 100(a)	3,000	3,237

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Connecticut (0.1%)
Connecticut State Health & Educational Facilities Authority, Ascension Health Credit Group, Ser B, RB, 3.500%, 11/15/29, Mandatory Put 02/01/12 @ 100(a)	1,445	1,482

District of Columbia (0.8%)
District of Columbia, Income Tax, Ser A, RB, 5.500%, 12/01/30, Callable 12/01/19 @ 100	8,000	8,940

Florida (8.9%)
Brevard County Utility Authority, RB, 5.250%, 03/01/13, Callable 03/01/12 @ 100, NATL-RE/FGIC	1,000	1,071
Brevard County Utility Authority, RB, 5.250%, 03/01/14, Callable 03/01/12 @ 100, NATL-RE/FGIC	1,000	1,071
Broward County School Board, Ser A, COP, 5.000%, 07/01/16, AGM	5,000	5,475
Florida Atlantic University Finance Corp. Capital Improvement, RB, 7.099%, 07/01/25, Callable 07/01/20 @ 100	7,500	7,929
Florida Atlantic University Finance Corp. Capital Improvement, RB, 7.639%, 07/01/40, Callable 07/01/20 @ 100	2,500	2,624
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM	950	1,216
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.375%, 06/01/18, Callable 06/01/12 @ 101, FGIC/MBIA-RE	2,130	2,324
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.625%, 06/01/15, Callable 06/01/10 @ 101	1,235	1,257
Florida State Board of Education, Lottery, Ser A, RB, 5.375%, 07/01/15, Callable 07/01/12 @ 101, NATL-RE/FGIC	3,500	3,817
Florida State Board of Education, Lottery, Ser C, RB, 5.000%, 07/01/16	2,000	2,238
Florida State Board of Education, Lottery, Ser C, RB, 5.000%, 07/01/17	2,480	2,766
Florida State Board of Education, Lottery, Ser C, RB, 5.000%, 07/01/18	5,000	5,565
Florida State Board of Education, Lottery, Ser C, RB, 5.000%, 07/01/19	1,000	1,109
Florida State Division of Bond Finance, Department of Environmental Protection & Preservation, Ser 2000-A, RB, 5.375%, 07/01/11, Callable 04/30/10 @ 101, NATL-RE/FGIC	2,130	2,150
Greater Orlando Aviation Authority, Orlando Airport Facilities, Ser A, RB, 6.000%, 10/01/17, AMT	9,060	10,100
Highlands County Health Facilities Authority, Adventist Health, Ser B, RB, 6.000%, 11/15/37, Callable 11/15/19 @ 100	8,500	8,970
Highlands County Health Facilities Authority, Adventist Health, Ser G, RB, 5.125%, 11/15/18, Callable 11/15/16 @ 100(a)	2,900	3,059
Lee County Memorial Health Systems Hospital, Ser A, RB, 5.750%, 04/01/15, Callable 04/01/12 @ 100, AGM	1,000	1,060

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Florida—continued

Lee County Transportation Facility Authority, Ser A, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	2,000	2,132
Miami-Dade County, Building Better Communities Program, Ser B, GO, 6.000%, 07/01/23, Callable 07/01/18 @ 100	2,000	2,270
Miami-Dade County, Building Better Communities Program, Ser B, GO, 6.125%, 07/01/25, Callable 07/01/18 @ 100	3,000	3,397
Miami-Dade County, Water & Sewer System, RB, 5.000%, 10/01/28, Callable 10/01/20 @ 100	5,345	5,472
Palm Beach County School Board, Ser B, COP, 5.000%, 08/01/25, Mandatory Put 08/01/11 @ 100, FGIC(a)	3,000	3,113
Palm Beach County Solid Waste Authority, RB, 5.500%, 10/01/22, Callable 10/01/19 @ 100, BHAC	9,000	10,153
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, Callable 10/01/14 @ 100, AGM	2,000	2,203
Tampa Sales Tax Authority, Ser A, RB, 5.375%, 10/01/14, Callable 10/01/11 @ 101, AMBAC	1,640	1,760

		94,301

Georgia (4.2%)
Carroll County, GO, 4.500%, 07/01/10, AGC	2,500	2,526
Fulton County Development Authority, Health System Catholic East, RB, 5.000%, 11/15/15^	5,490	6,006
Fulton County Development Authority, Health System Catholic East, RB, 5.000%, 11/15/17^	3,890	4,167
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc., Ser B, RB, 5.125%, 02/15/40, Callable 02/15/20 @ 100, County Guaranteed	4,500	4,369
Georgia State Finance & Investment Commission, Ser E, GO, 5.000%, 07/01/18	10,000	11,586
Georgia State, Ser B, GO, 5.000%, 07/01/17, Callable 07/01/15 @ 100	2,000	2,237
Georgia State, Ser I, GO, 5.000%, 07/01/17	11,500	13,333

		44,224

Illinois (7.2%)
Grundy, Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, Callable 10/15/18 @ 100, AGC	8,600	9,777
Illinois Finance Authority, Rockford Memorial Hospital, RB, 0.260%, 08/01/40, LOC:
JPMorgan Chase & Co.(a)	20,200	20,200
Illinois State Sales Tax, First Ser, RB, 5.000%, 06/15/22, Callable 06/15/13 @ 100(b)	13,975	14,572
Illinois State Sales Tax, RB, 5.000%, 06/15/20, Callable 06/15/15 @ 100, AGM	5,000	5,288
Illinois State Sales Tax, Ser X, RB, 5.500%, 06/15/13, Callable 06/15/10 @ 100	3,390	3,402
Illinois State Toll Highway Authority, RB, 5.000%, 01/01/19, Callable 07/01/15 @ 100, AGM	6,400	6,932
Illinois State Toll Highway Authority, Ser A, RB, 5.000%, 01/01/18, Callable 07/01/15 @ 100, AGM	7,460	8,113

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Illinois—continued

Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/20, Callable 07/01/16 @ 100, AGM	2,500	2,690
Illinois State, Ser B, RB, 5.000%, 06/15/18	3,000	3,280
University of Illinois, Auxiliary Facilities System, Ser A, RB, 5.750%, 04/01/38, Callable 04/01/19 @ 100	2,000	2,179

		76,433

Indiana (1.1%)
Indiana State Finance Authority, State Revolving Fund, Ser A, RB, 5.000%, 02/01/18	10,060	11,485

Iowa (0.4%)
Iowa Finance Authority Health Facilities, Central Iowa Health System, Ser F, RB, 5.000%, 08/15/39, Mandatory Put 08/15/12 @ 100(a)	4,500	4,794

Kansas (3.1%)
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38, Callable 11/15/19 @ 100(b)	26,090	27,732
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Ser D, RB, 5.000%, 11/15/22, Callable 11/15/17 @ 100	2,000	2,073
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Ser D, RB, 5.000%, 11/15/24, Callable 11/15/17 @ 100	2,750	2,813

		32,618

Kentucky (0.9%)
Kentucky Asset/Liability Commission Agency Fund, Project Notes, Federal Highway Trust, First Ser A, RB, 5.000%, 09/01/22, Callable 09/01/20 @ 100	5,000	5,533
Louisville & Jefferson County Regional Airport Authority System, Ser C, RB, 5.500%, 07/01/15, Callable 07/01/13 @ 100, AGM, AMT	3,625	3,852

		9,385

Maryland (3.6%)
Maryland State & Local Facilities, Second Ser, GO, 5.000%, 08/01/18, Callable 08/01/13 @ 100(b)	7,005	7,867
Maryland State & Local Facilities, Ser C, GO, 5.000%, 11/01/18	15,000	17,403
Maryland State Department of Transportation, Consolidated Transportation, RB, 5.000%, 05/01/17, Callable 05/01/14 @ 100	4,500	4,985
Northeast Waste Disposal Authority, Solid Waste, RB, 5.500%, 04/01/16, Callable 04/01/13 @ 100, AMBAC, AMT	7,500	7,848

		38,103

Massachusetts (2.3%)
Boston, Ser A, GO, 5.000%, 04/01/15, State Aid Withholding	4,585	5,264
Massachusetts State Health & Educational Facilities Authority, Harvard University, Ser A, RB, 5.000%, 12/15/27, Callable 12/15/19 @ 100, GO of Institution	12,000	13,324
Massachusetts State, Consolidated Lien, Ser C, GO, 5.000%, 09/01/18, Callable 09/01/15 @ 100	5,310	5,841

		24,429

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Michigan (0.8%)
Detroit Sewer Disposal System, Senior Lien, Ser C, RB, 5.000%, 07/01/18, Callable 07/01/16 @ 100, FGIC/AGC-ICC	2,500	2,613
Kent Hospital Finance Authority, Spectrum Health, Ser A, RB, 5.000%, 01/15/47, Mandatory Put 01/15/12 @ 100(a)	2,000	2,102
Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.375%, 10/01/17, Callable 10/01/12 @ 100	3,300	3,597

		8,312

Minnesota (1.1%)
Minnesota Public Facilities Authority, Revolving Fund, Ser A, RB, 5.000%, 03/01/14	5,000	5,664
Minnesota Public Facilities Authority, Revolving Fund, Ser A, RB, 5.000%, 03/01/17^	5,525	6,356

		12,020

Missouri (1.0%)
Missouri State Highways & Transit Commission State Road, Federal Reimbursement, Ser A, RB, 5.000%, 05/01/21, Callable 05/01/20 @ 100	3,000	3,412
Missouri State Highways & Transit Commission State Road, Second Lien, RB, 5.250%, 05/01/20, Callable 05/01/17 @ 100	6,500	7,315

		10,727

New Jersey (6.7%)
Bayonne, General Improvement, GO, 5.750%, 07/01/35, Callable 07/01/19 @ 100	8,000	8,513
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/18, Callable 11/01/15 @ 100, AGM(b)	8,000	9,328
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/20, Callable 11/01/15 @ 100, AGM(b)	16,500	19,088
New Jersey Economic Development Authority, School Facilities Construction, Ser O, RB, 5.000%, 03/01/20, Callable 03/01/15 @ 100	5,000	5,301
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 5.000%, 12/01/15	7,700	8,431
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 5.000%, 12/01/16	2,000	2,151
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 5.000%, 12/01/17	2,000	2,136
New Jersey State Higher Education Assistance Authority, Student Loan, Ser 1A, RB, 4.750%, 12/01/29, Callable 12/01/19 @ 100	3,000	3,014
New Jersey State Transportation Trust Fund Authority, Ser A, RB, 6.000%, 12/15/38, Callable 12/15/18 @ 100(b)	11,835	13,056

		71,018

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
New York (3.6%)
Buffalo School Improvements, Ser D, GO, 5.500%, 12/15/14, Callable 12/15/11 @ 100, FGIC/MBIA-RE	1,075	1,132
New York City Municipal Water Finance Authority Water & Sewer System, Ser A, RB, 5.750%, 06/15/40, Callable 06/15/18 @ 100(b)	15,330	17,224
New York City Transitional Finance Authority, Building Aid, Ser S-2, RB, 6.000%, 07/15/38, Callable 07/15/18 @ 100, State Aid Withholding	7,500	8,470
New York City Transitional Finance Authority, Future Tax Secured, Ser D, RB, 5.000%, 11/01/17	9,115	10,383
Tobacco Settlement Financing Corp., Ser A-1, RB, 5.500%, 06/01/14, Callable 06/01/10 @ 100	1,015	1,019

		38,228

North Carolina (0.9%)
North Carolina State, GO, 5.000%, 05/01/16, Callable 05/01/13 @ 100	3,500	3,891
North Carolina State, Ser A, GO, 5.000%, 03/01/17	3,000	3,466
University of North Carolina, Chapel Hill, Ser A, RB, 5.000%, 02/01/14	1,885	2,092

		9,449

Ohio (0.2%)
Ohio State Higher Educational Facility Commission, University Hospitals Health System, Inc., Ser A, RB, 5.250%, 01/15/23, Callable 01/15/20 @ 100	2,500	2,556

Oregon (0.3%)
Oregon State Department of Transportation, Highway User Tax, Ser B, RB, 5.000%, 11/15/17, Callable 11/15/14 @ 100	2,500	2,778

Pennsylvania (7.8%)
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser A, RB, 5.000%, 05/15/15	3,155	3,479
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser A, RB, 5.000%, 05/15/16	5,000	5,482
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser A, RB, 5.000%, 05/15/17	3,000	3,258
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser A, RB, 5.000%, 05/15/18	2,490	2,675
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser F, RB, 1.340%, 05/15/38, Callable 02/01/13 @ 100(a)	6,000	6,000
Easton Area School District, Ser 2006, GO, 7.750%, 04/01/25, Callable 04/01/16 @ 100, AGM	8,790	10,579
Pennsylvania State, First Ser A, GO, 5.000%, 02/15/17	17,500	20,037
Saint Mary Hospital Authority Health System, Catholic Health East, Ser B, RB, 5.000%, 11/15/17^	2,375	2,518
Saint Mary Hospital Authority Health System, Catholic Health East, Ser B, RB, 5.000%, 11/15/18^	5,645	5,915

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pennsylvania—continued

Saint Mary Hospital Authority Health System, Catholic Health East, Ser B, RB, 5.000%, 11/15/19^	5,925	6,164
Saint Mary Hospital Authority Health System, Catholic Health East, Ser B, RB, 5.000%, 11/15/20^	5,725	5,915
University of Pittsburgh, Commonwealth System of Higher Education, Ser B, RB, 5.500%, 09/15/23, Callable 03/15/19 @ 100, GO of Authority	6,750	7,750
University of Pittsburgh, Commonwealth System of Higher Education, Ser B, RB, 5.500%, 09/15/24, Callable 03/15/19 @ 100, GO of Authority	2,500	2,858

		82,630

Puerto Rico (1.0%)
Puerto Rico Sales Tax Financing Corp., Sales Tax, Ser A, RB, 5.000%, 08/01/39, Mandatory Put 08/01/11 @ 100(a)(b)	10,000	10,461

South Carolina (0.9%)
Beaufort County School District, Ser D, GO, 5.000%, 03/01/17, SCSDE	6,500	7,410
South Carolina State Public Service Authority, Ser A, RB, 5.000%, 01/01/17, Callable 01/01/14 @ 100, AGM	2,300	2,522

		9,932

Tennessee (0.8%)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Ser B, RB, 5.500%, 10/01/29, Callable 10/01/19 @ 100, GO of Authority	5,000	5,626
Shelby County Health Educational & Housing Facilities Board, Baptist Memorial Hospital-Desoto, Inc., Ser A, RB, 5.000%, 09/01/15	2,500	2,739

		8,365

Texas (6.0%)
Clear Creek Independent School District, School Building, GO, 5.500%, 02/15/31, Callable 02/15/18 @ 100	6,000	6,418
Dallas Convention Center Hotel Development Corp., Ser A, RB, 5.250%, 01/01/21, Callable 01/01/19 @ 100	2,250	2,373
Dallas Independent School District, GO, 6.375%, 02/15/34, Callable 02/15/18 @ 100, PSF-GTD	6,000	7,030
Dallas, GO, 5.000%, 02/15/18, Callable 04/30/10 @ 100	230	230
Dallas, Ser A, GO, 5.000%, 02/15/18	13,080	14,966
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Ser B, RB, 7.125%, 12/01/31, Callable 12/01/18 @ 100	4,050	4,534
Lewisville Independent School District, School Building, GO, 5.000%, 08/15/22, Callable 02/15/19 @ 100	2,000	2,184
Lower Colorado River Authority, RB, 5.000%, 05/15/16	5,000	5,628
Lower Colorado River Authority, Ser A, RB, 5.875%, 05/15/15, Callable 05/06/10 @ 101, AGM	1,185	1,192
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, Callable 12/15/14 @ 100, NATL-RE	2,690	2,947

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Texas—continued

San Antonio Electric & Gas, RB, 5.000%, 02/01/24, Callable 02/01/15 @ 100	1,875	2,011
Texas State University Systems Financing, RB, 5.000%, 03/15/18, Callable 03/15/15 @ 100, AGM	5,035	5,438
University of North Texas, Financing Systems, Ser A, RB, 5.000%, 04/15/28, Callable 04/15/19 @ 100	7,850	8,336

		63,287

Virginia (4.5%)
Virginia College Building Authority Educational Facilities, 21st Century College & Equipment Program, Ser D, RB, 5.000%, 02/01/13	4,130	4,565
Virginia Public School Authority, School Financing, Ser C, RB, 5.000%, 08/01/17, State Aid Withholding	10,000	11,504
Virginia State Resources Authority Clean Water, Revolving Fund, Ser A, RB, 5.000%, 10/01/18^	5,810	6,676
Virginia State Resources Authority Clean Water, Revolving Fund, Ser A, RB, 5.000%, 10/01/19^	5,730	6,592
Virginia State, Ser D, GO, 5.000%, 06/01/18	16,000	18,553

		47,890

Washington (2.4%)
Energy Northwest Electric, Refunding Project 3, Ser A, RB, 5.000%, 07/01/18	3,000	3,405
Pierce County School District No. 10, Tacoma, GO, 5.000%, 12/01/16, Callable 12/01/13 @ 100, FGIC/MBIA-RE	5,200	5,759
Washington State, Ser 2010-C, GO, 5.000%, 01/01/18	4,635	5,272
Washington State, Ser A, GO, 5.000%, 07/01/19, Callable 07/01/14 @ 100	2,855	3,066
Washington State, Ser A, GO, 5.000%, 07/01/20, Callable 07/01/15 @ 100, AGM	7,700	8,416

		25,918

Wisconsin (0.3%)
Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Inc., Ser B, RB, 4.750%, 08/15/25, Mandatory Put 08/15/14 @ 100(a)	3,500	3,700

Total Municipal Bonds		907,322

Money Market Funds (17.4%)
Federated Tax-Free Obligations Fund	68,077,517	68,078
RidgeWorth Institutional Cash Management Money Market Fund(c)	51,718,504	51,719
SEI Tax-Exempt Trust, Institutional Tax-Free Fund	65,217,959	65,218

Total Money Market Funds		185,015

Total Investments (Cost $1,066,711)(d) — 102.8%		1,092,337
Liabilities in excess of other assets — (2.8)%		(30,021)

Net Assets — 100.0%		$1,062,316

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

AGC	— Security guaranteed by Assured Guaranty Corporation

AGC-ICC	— Assured Guaranty Corporation Insured Custody Certificates.

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — concluded

BHAC	— Security guaranteed by Berkshire Hathaway Assurance Corporation

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GO	— General Obligation

LOC	— Letter of Credit

MBIA-RE	— Reinsurance provided by Municipal Bond Insurance Association

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

PSF-GTD	— Security guaranteed by Permanent School Fund Guarantee Program

RB	— Revenue Bond

SCSDE	— Security guaranteed by South Carolina School Discount Enhancement

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Limited Duration Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (22.1%)
Automobiles (14.0%)
AmeriCredit Automobile Receivables Trust, Ser 2007-DF, Cl A3B, 0.878%, 07/06/12(a)	559	559
AmeriCredit Automobile Receivables Trust, Ser 2008-AF, Cl A2A, 4.470%, 01/12/12	70	70
AmeriCredit Automobile Receivables Trust, Ser 2008-AF, Cl A2B, 1.978%, 01/12/12(a)	157	158
CNH Equipment Trust, Ser 2006-B, Cl A4, 0.270%, 03/15/12(a)	559	558
Daimler Chrysler Auto Trust, Ser 2006-C, Cl A4, 4.980%, 11/08/11	806	811
Triad Auto Receivables Owner Trust, Ser 2007-B, Cl A2B, 1.230%, 10/12/11(a)	20	20
World Omni Auto Receivables Trust, Ser 2007-B, Cl A3B, 0.620%, 01/17/12(a)	980	980

		3,156

Credit Card (8.1%)
Household Credit Card Master Note Trust, Ser 2007-1, Cl A, 0.280%, 04/15/13(a)	1,000	998
MBNA Credit Card Master Note Trust, Ser 2005-A4, Cl A4, 0.270%, 11/15/12(a)	815	815

		1,813

Total Asset-Backed Securities		4,969

Collateralized Mortgage Obligations (74.8%)
Banc of America Commercial Mortgage, Inc., Ser 2002-PB2, Cl A3, 6.085%, 06/11/35	86	87
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	117	117
Commercial Mortgage Asset Trust, Ser 1999-C2, Cl A2, 7.546%, 11/17/32(a)	86	86
Federal Home Loan Mortgage Corporation, Ser 2474, Cl FJ, 0.580%, 07/15/17(a)	1,138	1,131
Federal Home Loan Mortgage Corporation, Ser 2589, Cl F, 0.430%, 03/17/33(a)	1,354	1,353
Federal Home Loan Mortgage Corporation, Ser 2608, Cl FJ, 0.630%, 03/15/17(a)	916	915
Federal Home Loan Mortgage Corporation, Ser 2630, Cl FJ, 0.580%, 06/15/18(a)	231	231
Federal Home Loan Mortgage Corporation, Ser 2834, Cl KF, 0.580%, 04/15/30(a)	3,992	4,010
Federal Home Loan Mortgage Corporation, Ser 3000, Cl KF, 0.630%, 07/15/35(a)	839	833
Federal Home Loan Mortgage Corporation, Ser R008, Cl FK, 0.630%, 07/15/23(a)	2,038	2,032
Federal National Mortgage Association, Ser 2003-121, Cl FC, 0.646%, 02/25/28(a)	168	167
Federal National Mortgage Association, Ser 2003-52, Cl KF, 0.646%, 07/25/17(a)	442	440
Federal National Mortgage Association, Ser 2003-8, Cl FB, 0.596%, 03/25/16(a)	39	39
Federal National Mortgage Association, Ser 2004-79, Cl FM, 0.546%, 11/25/24(a)	3,799	3,772
First Union National Bank Commercial Mortgage, Ser 2001-C4, Cl A1, 5.673%, 12/12/33	213	213
GMAC Commercial Mortgage Securities Inc., Ser 2003-C3, Cl A2, 4.223%, 01/10/40	268	270
LB-UBS Commercial Mortgage Trust, Ser 2004-C1, Cl A2, 3.624%, 01/15/29	242	243
Merrill Lynch Mortgage Trust, Ser 2003-KEY1, Cl A2, 4.435%, 11/12/35	476	478
Morgan Stanley Dean Witter Capital I, Ser 2001-PGMA, Cl A2, 0.780%, 03/11/16(a)(b)	400	396

Total Collateralized Mortgage Obligations		16,813

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Limited Duration Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (21.2%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	4,774,051	4,774

Total Money Market Fund		4,774

Total Investments (Cost $26,428)(d) — 118.1%		26,556
Liabilities in excess of other assets — (18.1)%		(4,074)

Net Assets — 100.0%		$22,482

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 1.8% of net assets as of March 31, 2010.

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Limited-Term Federal Mortgage Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Security (0.3%)
Home Equity (0.3%)
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2002-2, Cl 1A6, 5.214%, 08/25/13	89	86

Total Asset-Backed Security		86

Collateralized Mortgage Obligations (14.7%)
Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38(a)	288	300
Federal Home Loan Mortgage Corporation, Ser 2708, Cl ZD, 5.500%, 11/15/33	319	329
Federal Home Loan Mortgage Corporation, Ser 3347, Cl AK, 5.000%, 07/15/37(b)	357	379
Federal Home Loan Mortgage Corporation, Ser 3351, Cl PC, 6.000%, 07/15/37	1,145	1,216
Federal Home Loan Mortgage Corporation, Ser 3351, Cl ZC, 5.500%, 07/15/37	207	213
Government National Mortgage Association, Ser 2006-10, Cl ZT, 6.000%, 03/20/36	454	494
GS Mortgage Securities Corp. II, Ser 2005-GG4, Cl A4, 4.761%, 07/10/39	359	356
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.474%, 11/15/30(a)	1,003	1,042
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A6A, 5.110%, 07/15/42(a)	346	358

Total Collateralized Mortgage Obligations		4,687

U.S. Government Agency Mortgages (73.8%)
Federal Home Loan Mortgage Corporation (17.7%)
5.000%, 02/01/24(b)	1,246	1,318
6.000%, 08/01/34(b)	1,546	1,661
6.500%, 06/01/38(b)	144	156
5.500%, 04/15/40, TBA^	1,657	1,750
6.000%, 05/15/40, TBA^	717	767

		5,652

Federal National Mortgage Association (56.1%)
5.500%, 01/01/24(b)	1,439	1,529
4.500%, 01/01/25(b)	1,930	2,005
5.260%, 01/01/25	541	562
5.500%, 05/01/26(b)	1,397	1,482
5.500%, 04/01/29(b)	877	932
5.000%, 11/01/29	349	363
5.000%, 03/01/30	323	336
6.500%, 09/01/36(b)	1,535	1,687
6.000%, 11/01/39	3,122	3,319
5.000%, 03/01/40	1,573	1,624
6.500%, 06/25/40, TBA^	3,721	4,009

		17,848

Total U.S. Government Agency Mortgages		23,500

U.S. Treasury Obligation (9.9%)
U.S. Treasury Note (9.9%)
3.625%, 02/15/20(b)	3,219	3,164

Total U.S. Treasury Obligation		3,164

Money Market Fund (19.9%)
RidgeWorth Institutional U.S. Government Securities Money Market Fund(c)	6,345,664	6,346

Total Money Market Fund		6,346

Total Investments (Cost $37,325)(d) — 118.6%		37,783
Liabilities in excess of other assets — (18.6)%		(5,922)

Net Assets — 100.0%		$31,861

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

TBA
— To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (97.0%)
Maryland (90.8%)
Anne Arundel County Special Obligation, Arundel Mills Project, RB, 5.125%, 07/01/22, Callable 07/01/14 @ 100, County Guaranteed	1,000	1,107
Baltimore County, Catholic Health Initiatives, Ser A, RB, 5.000%, 09/01/21, Callable 09/01/16 @ 100	550	582
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.000%, 07/01/22, Callable 07/01/16 @ 100, AMBAC	1,000	1,067
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.625%, 07/01/39, Callable 07/01/19 @ 100	215	234
Baltimore, GO, 5.000%, 10/15/27, Callable 10/15/18 @ 100, AGM	500	542
Baltimore, GO, 5.000%, 10/15/29, Callable 10/15/19 @ 100	500	541
Charles County, GO, 5.000%, 03/01/16	500	573
Frederick County, GO, 5.000%, 12/01/15	1,075	1,239
Frederick, GO, 5.000%, 03/01/27, Callable 03/01/19 @ 100	500	548
Frederick, GO, 5.000%, 03/01/34, Callable 03/01/19 @ 100	750	799
Harford County, GO, 5.000%, 07/15/25, Callable 07/15/15 @ 100	1,000	1,068
Howard County, GO, 5.000%, 02/15/15	1,000	1,149
Maryland Capital Improvements, GO, 5.250%, 03/01/17	500	585
Maryland Capital Improvements, GO, 5.000%, 02/15/19, Prerefunded 02/15/15 @ 100	500	574
Maryland Community Development Administration, Department of Housing & Community Development, RB, 5.000%, 09/01/27, Callable 03/01/17 @ 100, AMT	1,000	1,005
Maryland Community Development Administration, Department of Housing & Community Development, Ser A, RB, 5.000%, 09/01/34, Callable 09/01/18 @ 100	235	238
Maryland Community Development Administration, Department of Housing & Community Development, Ser F, RB, 5.700%, 09/01/28, Callable 11/01/18 @ 100	300	321
Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System, Inc., RB, 5.000%, 07/01/40, Callable 07/01/19 @ 100	500	486
Maryland Health & Higher Educational Facilities Authority, Calvert Health System, RB, 5.500%, 07/01/36, Callable 07/01/14 @ 100	1,000	1,019
Maryland Health & Higher Educational Facilities Authority, Goucher College, RB, 5.375%, 07/01/25, Callable 07/01/14 @ 100	565	579
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins University, Ser A, RB, 5.250%, 07/01/38, Callable 07/01/18 @ 100(a)	1,250	1,342
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, RB, 5.000%, 07/01/28, Callable 07/01/17 @ 100, AGM	520	536
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, RB, 5.000%, 07/01/20, Callable 07/01/16 @ 100	700	731
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, RB, 5.000%, 07/01/26, Callable 07/01/16 @ 100	500	511

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.000%, 07/01/16	300	323
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.000%, 07/01/34, Callable 07/01/19 @ 100	500	497
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.125%, 07/01/39, Callable 07/01/19 @ 100	500	501
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Ser A, RB, 5.000%, 07/01/15, NATL-RE/FHA	1,000	1,093
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.250%, 03/01/18	500	583
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.000%, 03/01/19, Callable 03/01/17 @ 100	500	559
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.250%, 03/01/20, Callable 03/01/19 @ 100	750	868
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23, Callable 07/01/18 @ 100	1,000	1,096
Montgomery County Economic Development, Trinity Health Care Group, RB, 5.500%, 12/01/16, Callable 12/01/11 @ 100	1,000	1,073
Montgomery County Housing Opportunities Commission, Ser A, RB, 4.450%, 07/01/17, Callable 01/01/11 @ 100	25	25
Montgomery County Revenue Authority, Lease, College Arts Center Project, Ser A, RB, 5.000%, 05/01/28, Callable 05/01/15 @ 100	1,000	1,035
Montgomery County Revenue Authority, Transportation Fund Lease, Ser A, RB, 5.125%, 11/01/29, Callable 11/01/18 @ 100	250	266
Montgomery County, Department of Liquor Control, Ser A, RB, 5.000%, 04/01/28, Callable 04/01/19 @ 100	300	320
St. Mary’s County, Construction Public Improvement, GO, 4.000%, 07/15/18	375	405
Talbot County, GO, 5.375%, 03/15/17, Callable 03/15/12 @ 101	500	542
Wicomico County, GO, 4.000%, 02/01/20	250	263

		26,825

Puerto Rico (4.5%)
Puerto Rico Electric Power Authority, Ser XX, RB, 5.250%, 07/01/40, Callable 07/01/20 @ 100^	500	494
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 6.375%, 08/01/39, Callable 08/01/19 @ 100	750	835

		1,329

Texas (1.7%)
Hays County Texas, GO, 5.000%, 02/15/35, Callable 02/15/19 @ 100^	500	514

Total Municipal Bonds		28,668

Money Market Fund (5.4%)
Federated Maryland Municipal Cash Trust	1,585,180	1,585

Total Money Market Fund		1,585

Total Investments (Cost $28,890)(b) — 102.4%		30,253
Liabilities in excess of other assets — (2.4)%		(721)

Net Assets — 100.0%		$29,532

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund — concluded

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

FHA	— Security guaranteed by Federal Housing Administration

GO	— General Obligation

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.4%)
North Carolina (88.5%)
Appalachian State University, Procurement Services Building, RB, 5.000%, 07/15/30, Callable 07/15/15 @ 100, NATL-RE	500	509
Buncombe County, Ser B, COP, 4.000%, 06/01/10	560	563
Cabarrus County, Installment Financing Contract, COP, 5.000%, 01/01/29, Callable 01/01/19 @ 100	500	525
Cape Fear Public Utility Authority, Water & Sewer System, RB, 5.000%, 08/01/35, Callable 08/01/18 @ 100	1,855	1,946
Charlotte Water & Sewer System, RB, 5.000%, 07/01/38, Callable 07/01/18 @ 100	1,000	1,057
Charlotte Water & Sewer System, Ser B, RB, 5.000%, 07/01/38, Callable 07/01/20 @ 100	500	535
Charlotte-Mecklenburg Hospital Authority Health Care System, Ser A, RB, 5.000%, 01/15/21, Callable 01/15/17 @ 100	1,000	1,037
Charlotte-Mecklenburg Hospital Authority, Health Care Systems, Ser A, RB, 5.250%, 01/15/39, Callable 01/15/19 @ 100	1,000	1,020
Durham County, Ser B, 4.400%, 04/01/14, Callable 04/01/12 @ 100	420	444
Greensboro, Enterprise System, Ser A, RB, 5.000%, 06/01/25, Callable 06/01/17 @ 100	1,605	1,744
Iredell County School Project, COP, 5.125%, 06/01/27, Callable 06/01/18 @ 100, AGM	1,000	1,068
Lenoir County, GO, 5.000%, 02/01/21, Callable 02/01/17 @ 100, AGM	500	548
New Hanover County Hospital, New Hanover Regional Medical Center, Ser B, RB, 5.125%, 10/01/31, Callable 10/01/19 @ 100, AGM	2,000	2,044
North Carolina Capital Facilities Finance Agency Educational Facilities, Campbell University, RB, 0.280%, 10/01/34, LOC:
Branch Banking & Trust Co.(a)	1,000	1,000
North Carolina Capital Facilities Finance Agency Educational Facilities, Wake Forest University, RB, 5.000%, 01/01/38, Callable 01/01/19 @ 100	3,585	3,771
North Carolina Capital Facilities Finance Agency, Duke University Project, Ser A, RB, 5.250%, 07/01/42, Prerefunded 10/01/12 @ 100(b)	1,000	1,104
North Carolina Eastern Municipal Power Agency, Power System, Ser C, RB, 5.375%, 01/01/16, Callable 01/01/13 @ 100	500	532
North Carolina Housing Finance Agency, Homeownership, Ser 27-A, RB, 5.550%, 07/01/38, Callable 07/01/18 @ 100, AMT	500	513
North Carolina Medical Care Commission Health Care Facilities, Duke University Health Systems, Ser A, RB, 5.000%, 06/01/42, Callable 06/01/19 @ 100	2,000	1,997
North Carolina Medical Care Commission Health Care Facilities, Novant Health Obligations Group, Ser A, RB, 5.000%, 11/01/17, Callable 11/01/13 @ 100	1,290	1,351
North Carolina Medical Care Commission Health Care Facilities, Ser A, RB, 6.125%, 10/01/39, Callable 10/01/14 @ 100	750	783
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Ser D, RB, 6.250%, 12/01/33, Callable 12/01/18 @ 100	2,000	2,196
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Ser A, RB, 5.625%, 10/01/29, Callable 10/01/14 @ 100, AGM	500	521

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Ser A, RB, 5.875%, 10/01/38, Callable 10/01/14 @ 100, AGM	500	520
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Ser A, RB, 5.250%, 01/01/15	1,000	1,123
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Ser A, RB, 5.000%, 01/01/30, Callable 01/01/19 @ 100	3,000	3,059
North Carolina State Education Assistance Authority, Ser Q-2, RB, 0.460%, 07/01/36, Guaranteed Student Loans, AMT(a)(c)	950	855
North Carolina State Ports Authority Facilities, Ser A, RB, 5.250%, 02/01/40, Callable 02/01/20 @ 100	1,500	1,509
Onslow County Hospital Authority, Onslow Memorial Hospital Project, RB, 5.125%, 04/01/18, Callable 10/01/16 @ 100, NATL-RE/FHA	500	529
Raleigh Durham Airport Authority, RB, 5.000%, 05/01/12, NATL-RE/FGIC, AMT	1,000	1,064
Raleigh Durham Airport Authority, Ser A, RB, 5.000%, 05/01/30, Callable 05/01/15 @ 100, AMBAC	2,000	2,039
Stanly County, GO, 3.000%, 02/01/12	525	542
University of North Carolina at Chapel Hill, RB, 5.000%, 12/01/31, Callable 12/01/17 @ 100	1,270	1,350
University of North Carolina Systems Pool, Ser A, RB, 5.250%, 10/01/28, Callable 10/01/19 @ 100	500	547
Wake County Hospital, RB, 5.125%, 10/01/13, Callable 10/01/13 @ 100, NATL-RE, ETM	350	383
Wake County Industrial Facilities & Pollution Control Financing Authority, Carolina Power & Light Co. Project, RB, 5.375%, 02/01/17, Callable 02/01/12 @ 101	1,000	1,060
Wake County, Hammond Road Detention Center, Ser 2009, RB, 5.000%, 06/01/28, Callable 06/01/19 @ 100	585	632
Wake County, RB, 5.000%, 01/01/26, Callable 01/01/20 @ 100	1,000	1,094
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/28, Callable 06/01/19 @ 100	250	272
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/39, Callable 06/01/19 @ 100(b)	3,000	3,164

		46,550

Puerto Rico (6.9%)
Puerto Rico Electric Power Authority, Ser BB, RB, 6.000%, 07/01/11, NATL-RE	485	514
Puerto Rico Electric Power Authority, Ser JJ, RB, 5.250%, 07/01/13, NATL-RE	325	354
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/27, Callable 08/01/19 @ 100	550	571
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 6.000%, 08/01/42, Callable 08/01/19 @ 100	1,125	1,208
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/57, Callable 08/01/17 @ 100	1,000	986

		3,633

Total Municipal Bonds		50,183

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Funds (3.4%)
Federated Tax-Free Obligations Fund	840,346	840
SEI Tax-Exempt Trust, Institutional Tax-Free Fund	957,148	957

Total Money Market Funds		1,797

Total Investments (Cost $50,459)(d) — 98.8%		51,980
Other assets in excess of liabilities — 1.2%		648

Net Assets — 100.0%		$52,628

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(c)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2010 are identified below (in thousands):

Issue	Acquisition	Cost	Principal	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)

North Carolina State Education Assistance Authority	12/10/07	950	950	855	1.62

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

FHA	— Security guaranteed by Federal Housing Administration

GO	— General Obligation

LOC	— Letter of Credit

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (83.8%)
Aerospace/Defense (1.4%)
AM General Corp., 3.246%, 09/30/12(a)(b)	238	219
AM General Corp., 3.251%, 09/30/13(a)(b)	5,005	4,605
Delos Aircraft, Inc., 7.000%, 03/15/16^(a)(b)	9,115	9,233
Hawker Beechcraft Acquisition Co., 10.500%, 03/26/14(a)(b)	3,279	3,221

		17,278

Apparel (0.5%)
Claire’s Stores, Inc., 3.040%, 05/29/14^(a)(b)	3,727	3,279
Hanesbrands, Inc., 5.250%, 12/10/15(a)(b)	2,294	2,318

		5,597

Auto Manufacturers (2.5%)
Ford Motor Co., 3.259%, 12/15/13(a)(b)(c)	21,512	20,796
HHI Group Holdings LLC, 10.500%, 03/30/15^(b)	6,525	6,525
TRW Automotive Holdings Corp., 5.000%, 05/30/16^(a)(b)	2,294	2,312

		29,633

Auto Parts & Equipment (0.2%)
Allison Transmission, Inc., 3.219%, 09/11/14(b)	2,787	2,652

Building Materials (0.2%)
Building Materials Corp., 3.000%, 02/22/14(a)	2,779	2,728

Chemicals (5.5%)
Ashland, Inc., 6.000%, 11/13/13(b)	430	431
Ashland, Inc., 7.650%, 05/13/14(b)(c)	1,069	1,079
Celanese Holdings LLC, 2.001%, 04/02/14(a)(b)	3,588	3,515
CF Industries Holdings, Inc., 5.750%, 03/30/15(b)	16,310	16,065
Chemtura Corp., 6.000%, 02/02/11^(a)(b)	4,035	4,055
Columbian Chemicals Co., 6.313%, 03/16/13(a)(b)	4,251	4,060
GenTek, Inc., 7.000%, 10/28/14(a)(b)	1,746	1,756
Huntsman International LLC, 2.004%, 04/21/14(a)(b)	6,199	5,939
Ineos Group Holdings PLC, 7.001%, 12/14/12(a)(b)	1,168	1,160
Ineos Group Holdings PLC, 7.501%, 12/14/13(a)(b)	3,988	3,903
Ineos Group Holdings PLC, 8.001%, 12/16/14(a)(b)	400	394
Lyondell Chemical Co., Dutch Revolver, 3.748%, 12/22/13^(a)(b)(d)	233	182
Lyondell Chemical Co., Revolver, 3.748%, 12/22/13^(a)(b)(d)	873	681
Lyondell Chemical Co., Term Loan A, 3.748%, 12/22/13^(a)(b)(d)	512	400
Lyondell Chemical Co., Term A, 3.748%, 12/22/13^(a)(b)(d)	1,663	1,297
Lyondell Chemical Co., Term B1, 3.998%, 12/22/14^(a)(b)(d)	668	521
Lyondell Chemical Co., Term B1, 7.000%, 12/22/14^(a)(b)(d)	2,900	2,262
Lyondell Chemical Co., Term B2, 3.998%, 12/22/14^(a)(b)(d)	668	521
Lyondell Chemical Co., Term, B2, 7.000%, 12/22/14^(a)(b)(d)	2,900	2,262
Lyondell Chemical Co., Term B3, 3.998%, 12/22/14^(a)(b)(d)	668	521
Lyondell Chemical Co., Term B3, 7.000%, 12/22/14^(a)(b)(d)	2,900	2,262
Lyondell Chemical Co., 03/30/16^(d)(e)	1,630	1,646
Macdermid Holdings LLC, 2.248%, 04/12/14^(a)(b)	2,657	2,471
Nalco Holding Co., 6.500%, 05/07/16(a)(b)	3,970	4,005
Rockwood Specialities Group, Inc., 6.000%, 07/30/14(a)(b)	2,893	2,909
Solutia, Inc., 4.750%, 03/12/17^(a)(b)	1,775	1,790

		66,087

Commercial Services (3.7%)
BNY ConvergEx Group, 3.271%, 09/30/13(a)(b)	1,257	1,220
BNY ConvergEx Group, 3.300%, 10/02/13(a)(b)	3,008	2,920
Booz Allen Hamilton, Inc., 6.000%, 07/31/15(a)(b)	4,613	4,630
Catalina Marketing Corp., 2.981%, 10/01/14(a)(b)	1,563	1,519
Dresser, Inc., 2.500%, 05/04/14(a)(b)	2,178	2,090

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

H3C Holdings Ltd., 3.437%, 10/14/12(a)(b)	1,320	1,254
Hertz Corp., 1.985%, 12/21/12(a)(b)	4,186	4,133
Hertz Corp., 2.021%, 12/21/12(a)(b)	772	762
Live Nation, Inc., 3.519%, 06/21/13(a)(b)	3,102	3,063
Live Nation, Inc., 3.527%, 12/21/13(a)(b)	2,022	1,997
Merrill Corp., 8.500%, 12/22/12(a)(b)	1,312	1,217
Merrill Corp., 14.750%, 11/15/13(a)(b)	2,023	1,538
National Money Mart Co., 7.000%, 10/30/12(a)(b)	56	54
National Money Mart Co., 7.000%, 10/30/12(a)(b)	41	40
Oshkosh Truck Corp., 6.260%, 12/06/13(a)(b)(c)	4,507	4,518
Quintiles Transnational Corp., 2.300%, 03/31/13(a)(b)	958	930
Sedgwick CMS Holdings, Inc., 2.498%, 01/31/13(a)(b)	1,756	1,713
TL Acquisitions, Inc., 2.790%, 07/03/14(a)(b)	5,653	4,979
YB Marketing LLC, 2.374%, 06/30/11(b)	2,000	1,920
YB Marketing LLC, 3.998%, 07/31/14(b)	5,000	3,756

		44,253

Computers (0.7%)
Network Solutions LLC, 2.539%, 03/07/14(a)(b)	1,749	1,627
Seahawk Acquisition Corp., 2.290%, 06/11/14(a)(b)	925	875
Sungard Data Systems, Inc., 1.979%, 02/11/13^(a)(b)	6,483	6,259

		8,761

Consumer Discretionary (0.6%)
Collective Brands, Inc., 2.990%, 08/01/14(a)(b)	1,667	1,631
Reynolds Consumer Products Holdings, Inc., 6.250%, 11/02/15(a)(b)	5,640	5,691

		7,322

Consumer Staples (0.8%)
Dole Food Co., Inc., 5.005%, 02/23/17^(a)(b)	1,297	1,310
Dole Food Co., Inc., 5.042%, 02/23/17^(a)(b)	522	527
Revlon Consumer Products Corp., 6.000%, 03/09/15^(a)(b)	8,125	8,034

		9,871

Diversified Financial Services (6.4%)
American Capital Holdings, Inc., 03/31/11^(e)	11,042	11,066
American General Finance Corp., 0.850%, 07/14/10^(b)	18,060	17,642
CIT Group, Inc., 9.500%, 01/20/12(a)(b)(c)	13,500	13,814
East Valley Tourist Development Authority, 12.000%, 08/06/12(b)(d)(f)(g)	3,047	2,590
First Data Corp., 2.983%, 09/24/14^(a)(b)	4,798	4,245
First Data Corp., 3.030%, 09/24/14^(a)(b)	4,729	4,179
First Data Corp., 3.030%, 09/24/14^(a)(b)	2,213	1,953
Harland Clarke Holdings Corp., 2.782%, 06/30/14^(a)(b)	4,895	4,464
International Lease Finance Corp., 6.750%, 03/15/15(a)(b)	6,095	6,253
Nielsen Finance LLC, 2.228%, 08/09/13(a)(b)	3,705	3,544
Nielsen Finance LLC, 3.978%, 05/02/16(a)(b)	2,729	2,677
Peach Holdings, Inc., 6.250%, 11/21/13(a)(b)	588	441
RiskMetrics Group, Inc., 2.290%, 01/11/14(a)(b)	977	969
WideOpenWest Finance LLC, 6.759%, 06/26/14(a)(b)	2,900	2,907

		76,744

Electric (3.7%)
Calpine Corp., 3.165%, 03/29/14(a)(b)	2,793	2,705
Mirant North America LLC, 1.998%, 01/03/13(a)(b)	1,479	1,450
NRG Energy, Inc., 1.998%, 02/01/13^(a)(b)(c)	12,001	11,748
NRG Energy, Inc., 2.040%, 02/01/13^(a)(b)(c)	7,984	7,816
TXU Energy Co. LLC, 3.729%, 10/10/14^(a)(b)	6,770	5,554
TXU Energy Co. LLC, 3.729%, 10/10/14^(a)(b)(c)	7,026	5,764
TXU Energy Co. LLC, 3.729%, 10/10/14(a)(b)(c)	4,937	4,011

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

TXU Energy Co. LLC, 3.729%, 10/10/14(a)(b)	5,970	4,791

		43,839

Energy (1.3%)
Aquilex Holdings LLC, 6.250%, 03/26/16^(b)	4,075	4,093
First Light Power Resources, Inc., 2.813%, 11/01/13(a)(b)	629	587
First Light Power Resources, Inc., 2.813%, 11/01/13(a)(b)	65	61
First Light Power Resources, Inc., 4.813%, 05/01/14(a)(b)	4,580	4,099
KGen LLC, 2.000%, 02/01/14(a)(b)	3,016	2,828
KGen LLC, 2.063%, 02/01/14(a)(b)	2,371	2,222
MACH Gen LLC, 2.251%, 02/22/13(a)(b)	1,068	985
NSG Holdings LLC, 1.757%, 06/15/14(a)(b)	249	237
NSG Holdings LLC, 1.757%, 06/15/14(a)(b)	51	49

		15,161

Entertainment (3.1%)
Carmike Cinemas, Inc., 5.500%, 01/27/16(a)(b)	5,852	5,849
Cedar Fair LP, 2.250%, 02/17/12(a)(b)	1,230	1,204
Cinemark, Inc., 3.500%, 04/30/16(a)(b)	2,414	2,403
Rainbow National Services LLC, 1.292%, 06/28/13(a)(b)	6,235	5,923
Universal City Development Partners Ltd., 6.500%, 10/29/14(a)(b)	10,224	10,314
Universal City Development Partners Ltd., 7.750%, 10/29/14(b)	4,613	4,683
Venetian Macao Ltd., 4.800%, 05/25/12^(a)(b)	2,375	2,301
Venetian Macao Ltd., 4.800%, 05/25/13^(a)(b)	4,111	3,983

		36,660

Food (1.2%)
Wm. Bolthouse Farms, Inc., 5.500%, 02/10/16^(a)(b)	2,775	2,789
Wm. Wrigley Jr. Co., 3.063%, 12/16/12(a)(b)	2,729	2,746
Wm. Wrigley Jr. Co., 3.313%, 12/16/14(a)(b)	9,172	9,226

		14,761

Forest Products & Paper (0.5%)
Georgia-Pacific Corp., 2.258%, 12/20/12(a)(b)	1,820	1,808
Georgia-Pacific Corp., 3.513%, 12/20/14(a)(b)	3,906	3,925

		5,733

Health Care (10.5%)
Ardent Health Services LLC, 6.500%, 09/14/15^(a)(b)	8,125	8,029
Axcan Intermediate Holdings, 3.790%, 02/18/14(a)(b)	1,587	1,547
Bausch & Lomb, Inc., 3.540%, 04/24/15(a)(b)	1,576	1,538
Bausch & Lomb, Inc., 3.540%, 04/24/15(a)(b)	382	373
Biomet, Inc., 3.281%, 03/25/15(a)(b)	4,934	4,850
Capella Healthcare, Inc., 5.750%, 02/28/15(a)(b)	2,903	2,888
Carestream Health, Inc., 2.248%, 04/30/13(a)(b)	2,521	2,413
Carestream Health, Inc., 5.498%, 10/30/13(a)(b)	1,000	913
Community Health Systems, 2.502%, 07/25/14^(a)(b)(c)	17,487	17,011
Community Health Systems, 2.502%, 07/25/14^(a)(b)	1,275	1,242
CRC Health Corp., 2.540%, 02/06/13(a)(b)	2,836	2,715
Golden Gate National Care LLC, 2.998%, 03/14/11(a)(b)	4,433	4,311
Golden Gate National Care LLC, 7.998%, 10/09/11(a)(b)	2,415	2,367
Harlan Sprague Dawley, Inc., 3.730%, 07/11/14(a)(b)(d)	4,849	4,425
HCA, Inc., 1.790%, 11/17/12(a)(b)(c)	14,094	13,653
HCA, Inc., 2.540%, 11/18/13(a)(b)(c)	8,024	7,820
Health Management Associates, 2.040%, 02/28/14(a)(b)	7,321	7,087
Iasis Healthcare Corp., 2.245%, 03/14/14(a)(b)	191	184

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Iasis Healthcare Corp., 2.248%, 03/14/14(a)(b)	706	677
Iasis Healthcare Corp., 2.248%, 03/14/14(a)(b)	2,039	1,956
IM US Holdings LLC, 2.240%, 06/26/14(a)(b)	2,970	2,868
LifePoint Hospitals, Inc., 1.887%, 04/15/12(a)(b)	4,509	4,430
Multiplan, Inc., 3.500%, 04/12/13(a)(b)	1,108	1,084
Multiplan, Inc., 3.500%, 04/12/13(a)(b)	672	658
Multiplan, Inc., 6.000%, 04/12/13^(a)(b)	2,440	2,442
Mylan, Inc., 3.550%, 10/02/14(a)(b)	3,150	3,148
National Mentor Holdings, Inc., 2.300%, 06/28/13(a)(b)	1,819	1,683
National Mentor Holdings, Inc., 2.231%, 06/29/13(a)(b)	110	102
Skilled Healthcare Group, Inc., 2.248%, 06/15/12^(b)	4,633	4,592
Vanguard Health Systems, Inc., 5.000%, 01/15/16(a)(b)	7,500	7,511
Warner Chilcott PLC, 5.500%, 10/14/14(a)(b)(c)	4,260	4,264
Warner Chilcott PLC, 5.750%, 03/14/15(a)(b)	1,961	1,964
Warner Chilcott PLC, 5.750%, 03/14/15(a)(b)(c)	3,265	3,270
Warner Chilcott PLC, 5.750%, 04/30/15(a)(b)	2,768	2,772

		126,787

Industrials (0.6%)
Bucyrus International, Inc., 4.500%, 12/21/15^(a)(b)	6,915	6,977

Information Technology (4.3%)
Allen Systems Group, Inc., 8.500%, 10/19/13(a)(b)	2,716	2,729
Flextronics International Ltd., 2.501%, 10/01/12(a)(b)	7,182	7,002
Flextronics International Ltd., 2.491%, 10/01/14(a)(b)	1,937	1,848
Flextronics International Ltd., 2.501%, 10/01/14(a)(b)	456	436
Flextronics International Ltd., 2.540%, 10/01/14(a)(b)	757	723
NDS Group PLC, 7.230%, 02/03/17(a)(b)	27,900	27,063
Skype Technologies SA, 7.000%, 02/22/15^(a)(b)(c)	12,365	12,413

		52,214

Insurance (0.5%)
Hub International Ltd., 6.750%, 06/12/14(a)(b)	4,577	4,547
Hub International Ltd., 2.790%, 06/13/14(a)(b)	795	740
Hub International Ltd., 2.790%, 06/13/14(a)(b)	179	166

		5,453

Leisure Time (0.3%)
Sabre Holdings Corp., 2.369%, 09/30/14^(a)(b)	4,127	3,842

Lodging (1.1%)
Harrah’s Operating Co., Inc., 3.249%, 01/28/15(a)(b)	4,100	3,533
Harrah’s Operating Co., Inc., 9.500%, 10/01/16(a)(b)	5,985	6,189
Kerzner International Ltd., 3.256%, 08/31/13(b)(g)	179	121
Kerzner International Ltd., 3.260%, 08/31/13(b)(g)	1,085	736
Kerzner International Ltd., 3.290%, 08/31/13(b)(g)	1,908	1,295
MGM Mirage, Inc., 3.461%, 10/03/11(a)(b)	700	643
MGM Mirage, Inc., 6.000%, 10/03/11^(a)(b)	953	927

		13,444

Machinery Diversified (0.5%)
Manitowoc Co., Inc. (The), 7.500%, 10/25/14(a)(b)	3,140	3,143
NACCO Materials Handling Group, Inc., 2.338%, 03/21/13(a)(b)	3,369	3,015

		6,158

Media (8.3%)
Block Communications, Inc., 2.290%, 12/19/12(a)(b)	977	917
Cablevision Systems Corp., 0.980%, 12/13/13(a)(b)(c)	7,157	7,014
Charter Communications Operating LLC, 2.305%, 03/06/14(a)(b)(c)	14,463	13,937
Charter Communications, Inc., 2.752%, 07/28/14^(a)(b)	3,735	3,416
Clear Channel Communications, Inc., 01/29/16(e)	817	645

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Clear Channel Communications, Inc., 01/29/16(e)	788	622
Clear Channel Communications, Inc., 3.898%, 01/29/16(a)(b)	11,930	9,646
CMP Susquehanna Radio Holdings Corp., 2.250%, 05/05/13^(a)(b)	2,318	1,951
Discovery Communications, Inc., 5.250%, 05/14/14^(a)(b)(c)	12,860	12,956
Getty Images, Inc., 6.250%, 07/02/15(a)(b)	5,457	5,478
Gray Television, Inc., 3.750%, 12/31/14^(b)	3,730	3,593
Insight Midwest Holdings LLC, 1.500%, 10/06/13(a)(b)	9,773	9,561
LIN TV Corp., 4.040%, 03/11/11(b)	901	829
Mediacom LLC, 5.500%, 03/31/17(a)(b)	5,473	5,489
Quebecor Media, Inc., 2.251%, 01/17/13(a)(b)	1,423	1,386
Sinclair Broadcasting Group, 6.500%, 10/23/15(a)(b)	4,500	4,553
Telesat Holdings, Inc., 3.250%, 10/31/14(a)(b)(c)	3,812	3,753
Telesat Holdings, Inc., 3.250%, 10/31/14(a)(b)(c)	327	322
Tribune Co., 5.250%, 05/17/14(a)(b)	4,000	2,550
Univision Communications, 2.540%, 09/29/14(a)(b)	9,000	8,010
Weather Channel Interactive, Inc. (The), 5.000%, 09/14/15^(a)(b)	3,199	3,233

		99,861

Miscellaneous Manufacturer (1.6%)
Activant Solutions Holdings, Inc., 2.285%, 05/02/13(a)(b)	1,378	1,306
Bombardier, Inc., 2.999%, 06/28/13^(b)	1,698	1,490
EPCO Holdings, Inc., 1.246%, 08/07/12(a)(b)	10,000	9,300
Goodyear Engineered Products, 5.750%, 07/25/14(b)	1,627	1,435
John Maneely Co., 3.501%, 12/08/13(a)(b)	6,036	5,725

		19,256

Oil & Gas (7.3%)
Alon Refining Krotz Springs, Inc., 2.498%, 08/04/13(b)(g)	110	86
Alon Refining Krotz Springs, Inc., 2.499%, 08/04/13(b)(g)	880	689
Atlas Pipeline Partners LP, 6.750%, 07/27/14(a)(b)(c)	11,467	11,445
ATP Oil & Gas Corp., 12.250%, 01/15/14^(a)(b)	1,352	1,366
ATP Oil & Gas Corp., 11.250%, 07/15/14^(a)(b)	9,549	9,651
Big West Oil LLC, 02/19/15^(e)	12,195	12,327
Enterprise GP Holdings LP, 2.493%, 11/08/14(a)(b)	7,810	7,693
EPD Holdings, 5.780%, 07/25/14^(b)	233	206
Hercules Offshore, Inc., 6.000%, 07/11/13(a)(b)	4,935	4,809
MEG Energy Corp., 6.000%, 04/03/16(a)(b)(c)	21,169	20,944
Petroleum Geo-Services ASA, 2.045%, 06/29/15(a)(b)	763	745
Pilot Travel Centers LLC, 11/24/15(e)	7,850	7,910
TPF Generation Holdings LLC, 2.251%, 12/15/11^(a)(b)	276	266
TPF Generation Holdings LLC, 2.290%, 12/15/13^(a)(b)	2,221	2,143
TPF Generation Holdings LLC, 2.290%, 12/15/13^(a)(b)	543	524
Vulcan Energy Corp., 5.500%, 09/25/15(a)(b)	5,300	5,340
Western Refining Co., 10.750%, 05/30/14(a)(b)	2,113	2,030

		88,174

Packaging & Containers (0.5%)
Anchor Glass Container Corp., 6.000%, 02/25/16^(a)(b)	1,485	1,480
Smurfit-Stone Container Corp., 0.500%, 02/10/16(a)(b)	4,630	4,631

		6,111

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines (1.2%)
Energy Transfer Equity LP, 1.989%, 11/01/12^(b)	8,155	8,076
Targa Resources, Inc., 6.000%, 06/17/16(a)(b)	6,424	6,447

		14,523

Real Estate (3.3%)
CB Richard Ellis, 6.000%, 12/20/13(a)(b)	1,445	1,437
CB Richard Ellis, 6.750%, 12/20/15(a)(b)	9,260	9,272
CB Richard Ellis, 6.501%, 12/20/15(a)(b)	8,746	8,743
DuPont Fabros Technology, Inc., 12/02/14(e)	9,000	8,977
Mattamy Group, 2.563%, 04/11/13(a)(b)	2,915	2,667
Realogy Corp., 3.231%, 10/09/13^(a)(b)	1,724	1,519
Realogy Corp., 3.251%, 10/09/13^(a)(b)	6,402	5,641
Realogy Corp., 13.500%, 10/15/17(a)(b)	1,750	1,921

		40,177

Retail (3.0%)
Capital Automotive LP, 1.980%, 12/16/10(a)(b)	6,526	6,398
Capital Automotive LP, 2.750%, 12/16/11^(b)	4,344	4,042
Dollar General Corp., 2.998%, 07/04/14(a)(b)	3,415	3,375
Gregg Appliances, Inc., 2.250%, 07/25/13(a)(b)	883	857
Michaels Stores, Inc., 4.787%, 07/31/16(a)(b)	1,778	1,728
Neiman Marcus Group, Inc., 2.251%, 04/06/13^(a)(b)	2,371	2,244
Petco Animal Supplies, Inc., 2.525%, 10/26/13(a)(b)	923	907
QVC, Inc., 3.745%, 10/04/11(a)(b)	1,037	1,026
QVC, Inc., 4.245%, 10/04/11(a)(b)	447	443
QVC, Inc., 4.745%, 06/30/12(a)(b)	895	893
QVC, Inc., 5.245%, 06/30/13(a)(b)	895	896
QVC, Inc., 5.745%, 03/30/14(a)(b)	1,230	1,231
Sports Authority, Inc. (The), 2.571%, 05/03/13(a)(b)	2,888	2,613
SUPERVALU, Inc., 1.165%, 06/02/11(a)(b)(c)	4,474	4,437
Toys “R” Us, Inc., 5.246%, 01/19/13^(b)	3,730	3,637
Toys “R” Us, Inc., 4.496%, 07/16/12(a)(b)	1,000	1,002

		35,729

Semiconductors (0.5%)
Freescale Semiconductor, Inc., 1.979%, 11/29/13^(a)(b)	3,524	3,325
Freescale Semiconductor, Inc., 12.500%, 12/15/14(a)(b)	748	768
Spansion, Inc., 7.750%, 02/08/15^(a)(b)	2,420	2,438

		6,531

Telecommunication Services (7.3%)
Asurion Corp., 3.231%, 07/03/14(a)(b)	3,299	3,258
Avaya, Inc., 3.002%, 12/10/14^(a)(b)	5,386	4,800
Bresnan Communications LLC, 2.431%, 09/29/13^(b)	1,860	1,826
Cequel Communications LLC, 2.253%, 11/05/13^(a)(b)(c)	1,817	1,767
Cequel Communications LLC, 4.749%, 05/05/14(a)(b)	1,000	985
Consolidated Commnunications Holdings, Inc., 2.750%, 12/29/14(a)(b)	5,000	4,787
Consolidated Commnunications Holdings, Inc., 2.750%, 12/29/14(a)	115	110
Intelsat Corp., 2.728%, 01/03/14(a)(b)(c)	1,953	1,899
Intelsat Corp., 2.728%, 01/03/14(a)(b)(c)	1,952	1,899
Intelsat Corp., 2.728%, 01/03/14(a)(b)(c)	1,952	1,899
Level 3 Communications, Inc., 2.501%, 03/13/14(a)(b)	2,500	2,321
Level 3 Communications, Inc., 11.500%, 03/13/14(a)(b)(c)	12,750	13,897
MetroPCS Wireless, Inc., 2.500%, 11/03/13(a)(b)	4,936	4,823
Qwest Services Corp., 6.950%, 07/18/10(a)(b)	3,600	3,614
Sorenson Communications, Inc., 6.000%, 08/16/13^(a)(b)	5,345	5,215
Stratos Global Corp., 4.750%, 02/13/12(a)(b)	2,621	2,568

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Stratos Global Corp., 4.750%, 02/13/12(a)(b)	259	253
UPC Financing Partnership, 3.180%, 09/02/13(a)(b)	3,000	2,891
UPC Financing Partnership, 2.180%, 12/31/14^(a)(b)	2,593	2,518
UPC Financing Partnership, 3.930%, 12/31/16(a)(b)	3,107	3,058
USI Holdings, 7.000%, 05/05/14(b)	4,478	4,359
Virgin Media Investment Holdings Ltd., 3.749%, 09/03/12(a)(b)	3,091	3,073
West Corp., 2.624%, 10/24/13(a)(b)	2,389	2,317
West Corp., 7.250%, 10/24/13(a)(b)	4,277	4,321
Wind Acquisition Holdings, 7.658%, 11/26/14(a)(b)	8,800	8,778

		87,236

Transportation (0.5%)
Harbor Freight, 5.015%, 02/23/16^(a)(b)	2,778	2,782
Volnay Acquisition (Compagnie Generale), 3.470%, 01/12/14(a)(b)	3,569	3,515

		6,297

Utilities (0.2%)
AES Corp. (The), 3.290%, 08/10/11(a)(b)	1,833	1,818

Total Bank Loans		1,007,668

Corporate Bonds (15.1%)
Advertising (0.1%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	1,000	1,025

Chemicals (0.5%)
Ashland, Inc., 9.125%, 06/01/17, Callable 06/01/13 @ 104.56(a)	1,000	1,120
Hexion Finance Escrow LLC, 8.875%, 02/01/18, Callable 02/01/14 @ 104.44(a)	5,400	5,319

		6,439

Coal (0.1%)
CONSOL Energy, Inc., 8.000%, 04/01/17, Callable 04/01/14 @ 104^(a)	540	555
CONSOL Energy, Inc., 8.250%, 04/01/20, Callable 04/01/15 @ 104.13^(a)	630	647

		1,202

Commercial Services (0.1%)
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	675	689

Diversified Financial Services (2.8%)
American General Finance Corp., Ser I, MTN, 4.875%, 07/15/12	4,500	4,239
American General Finance Corp., Ser I, MTN, 5.850%, 06/01/13	2,000	1,873
CapitalSource, Inc., 12.750%, 07/15/14(a)	1,585	1,815
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/07/10 @ 103.50	4,645	4,390
E*Trade Financial Corp., PIK, 12.500%, 11/30/17, Callable 11/30/12 @ 112.50	3,718	4,443
First Data Corp., 9.875%, 09/24/15, Callable 09/30/11 @ 104.94	2,700	2,302
Ford Motor Credit Co. LLC, 8.700%, 10/01/14	4,500	4,879
GMAC, Inc., 8.000%, 11/01/31	5,000	4,775
International Lease Finance Corp., 8.625%, 09/15/15^(a)	965	986
International Lease Finance Corp., 8.750%, 03/15/17^(a)	1,010	1,033
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13^(a)	675	680
UPC Germany GmbH, 8.125%, 12/01/17, Callable 12/01/12 @ 108.12(a)	1,800	1,856

		33,271

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Minerals (0.9%)
Teck Cominco Ltd., 6.125%, 10/01/35	1,000	912
Teck Resources Ltd., 10.250%, 05/15/16, Callable 05/15/13 @ 105.13	8,000	9,520

		10,432

Diversified Operations (0.4%)
Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56	2,000	1,980
McJunkin Red Man Corp., 9.500%, 12/15/16, Callable 12/15/12 @ 107.12(a)	2,700	2,757

		4,737

Electric (1.0%)
Calpine Corp., 7.250%, 10/15/17, Callable 10/15/13 @ 103.63(a)	4,156	4,083
General Cable Corp., 2.626%, 04/01/15, Callable 04/19/10 @ 101	5,133	4,607
NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25	3,500	3,544

		12,234

Forest Products & Paper (0.2%)
NewPage Corp., 10.000%, 05/01/12, Callable 05/06/10 @ 103	4,350	3,018

Health Care (0.0%)
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15, Callable 03/01/11 @ 106.94	500	540

Insurance (0.1%)
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(b)	1,000	833

Lodging (0.1%)
Ameristar Casinos, Inc., 9.250%, 06/01/14, Callable 12/01/11 @ 104.63	1,000	1,047

Machinery Diversified (0.1%)
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	1,000	1,107

Media (0.4%)
Cablevision Systems Corp., 8.625%, 09/15/17(a)	750	793
Media General, Inc., 11.750%, 02/15/17, Callable 02/15/14 @ 105.88(a)	740	732
Telesat Canada, 11.000%, 11/01/15, Callable 11/01/12 @ 105.50	1,800	2,002
UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(a)	1,000	1,050

		4,577

Oil & Gas (1.4%)
Atlas Pipeline Partners LP, 8.750%, 06/15/18, Callable 06/15/13 @ 104.38	3,000	2,895
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75^(a)	235	239
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16^(a)	1,035	1,027
OPTI Canada, Inc., 9.000%, 12/15/12, Callable 12/15/10 @ 102(a)	375	386
SandRidge Energy, Inc., 3.876%, 04/01/14, Callable 05/10/10 @ 102(b)	1,000	917
Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)	11,500	10,350
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(a)	1,000	900

		16,714

Pharmaceuticals (0.0%)
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44^(a)	270	273

Retail (0.0%)
Toys “R” Us Property Co. LLC, 8.500%, 12/01/17, Callable 12/01/13 @ 104.25(a)	360	374

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services (6.9%)
Cricket Communications, Inc., 7.750%, 05/15/16, Callable 05/15/12 @ 105.81	3,000	3,113
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25(a)	5,850	6,303
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(a)	3,500	3,579
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 12/15/10 @ 103.58	3,000	3,150
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(a)	2,375	2,636
Intelsat Bermuda Ltd., 11.250%, 02/04/17, Callable 02/15/13 @ 105.62(b)(h)	1,800	1,904
Intelsat Bermuda Ltd., PIK, 11.500%, 02/04/17, Callable 02/15/13 @ 105.75(b)	3,559	3,648
Level 3 Financing, Inc., 4.140%, 02/15/15, Callable 04/30/10 @ 101(b)	500	415
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(a)	3,440	3,285
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44(a)	900	932
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	1,000	1,028
Qwest Communications International, Inc., 7.125%, 04/01/18, Callable 04/01/13 @ 103.56(a)	4,500	4,646
Sprint Capital Corp., 8.375%, 03/15/12	5,315	5,528
Sprint Capital Corp., 8.750%, 03/15/32	4,500	4,174
Sprint Nextel Corp., 0.651%, 06/28/10(b)	5,000	4,982
Telcordia Technologies, Inc., 4.001%, 07/15/12, Callable 07/15/10 @ 100(a)(b)	3,600	3,474
Viasat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66(a)	4,500	4,601
Virgin Media Finance PLC, 8.375%, 10/15/19, Callable 10/15/14 @ 104.19	650	668
Virgin Media Finance PLC, Ser 1, 9.500%, 08/15/16, Callable 08/15/13 @ 104.75	5,550	6,063
Virgin Media Secured Finance PLC, 6.500%, 01/15/18, Callable 01/15/14 @ 103.25(a)	5,000	5,012
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(a)	8,000	8,840
Wind Acquisition Finance SA, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(a)	700	693
Windstream Holdings of the Midwest, Inc., 6.750%, 04/01/28	5,000	4,115

		82,789

Total Corporate Bonds		181,301

Convertible Corporate Bonds (0.1%)
Diversified Financial Services (0.1%)
AmeriCredit Corp., 2.125%, 09/15/13	1,000	969
Jefferies Group, Inc., 3.875%, 11/01/29, Callable 11/01/17 @ 100	500	497

Total Convertible Corporate Bonds		1,466

Preferred Stock (0.0%)
Diversified Financial Services (0.0%)
Citigroup Capital XII, 8.500%, Callable 03/30/15 @ 25	14	347

Total Preferred Stock		347

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (12.8%)
RidgeWorth Institutional Cash Management Money Market Fund(i)	153,604,890	153,605

Total Money Market Fund		153,605

Total Investments (Cost $1,297,042)(j) — 111.8%		1,344,387
Liabilities in excess of other assets — (11.8)%		(141,379)

Net Assets — 100.0%		$1,203,008

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/ subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 78.8% of net assets as of March 31, 2010.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(d)	Issuer has filed for bankruptcy.

(e)	This security has not settled as of March 31, 2010 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(f)	Security in default.

(g)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2010 are identified below (in thousands):

Issue	Acquisition	Cost	Principal		Percentage of
Description	Date	($)	($)	Value($)	Net Assets(%)

Alon Refining Krotz Springs, Inc.	04/29/09	58	110	86	0.01
Alon Refining Krotz Springs, Inc.	04/29/09	462	880	689	0.06
East Valley Tourist Development Authority	08/07/07	3,017	3,047	2,590	0.22
Kerzner International Ltd.	08/31/06	178	179	121	0.01
Kerzner International Ltd.	08/31/06	1,078	1,085	736	0.06
Kerzner International Ltd.	08/31/06	1,898	1,908	1,295	0.11

(h)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(i)	Affiliated investment.

(j)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

PIK	— Payment in-kind

As of March 31, 2010, the Fund had the following unfunded loan commitments (in thousands):

		Unrealized
	Unfunded	Appreciation/
Borrower	Commitments($)	(Depreciation)($)

Brand Services	7,500	(628)
Calpine Corp.	5,500	(578)
MGM Mirage, Inc.	633	(51)
Telcordia Technologies, Inc.	5,000	(500)

		(1,757)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — concluded

Credit Default Swap Agreements — Sell Protection

				Implied Credit		Upfront		Unrealized
		Notional	Fixed	Spread as of	Expiration	Payments		Appreciation/
Underlying Instrument	Counterparty	Amount($)	Rate(%)	03/31/10(%)	Date	Made (Received)($)	Value($)	Depreciation($)

LCDX 100.13	Goldman Sachs	(20,000)	5.000	3.70	12/20/14	897	850	(47)

						897	850	(47)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occuring that would require a seller to make payment to a buyer. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make a payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets of March 31, 2010.

The notional amount of Credit Default Swap contracts totaled $(20,000), in thousands, as of March 31, 2010. The monthly average notional amount for Credit Default Swap contracts totaled $(6,913), in thousands, for the year ended March 31, 2010.

The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the LCDX 100.13.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Global Strategy Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (7.3%)
U.S. Treasury Bill (4.2%)
0.088%, 04/15/10(a)(b)	400	400

U.S. Treasury Note (3.1%)
1.500%, 10/31/10(a)	300	302

Total U.S. Treasury Obligations		702

Money Market Fund (93.9%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	9,006,445	9,006

Total Money Market Fund		9,006

Total Investments (Cost $9,708)(d) — 101.2%		9,708
Liabilities in excess of other assets — (1.2)%		(119)

Net Assets — 100.0%		$9,589

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	Rate represents the effective yield at purchase.

(c)	Affiliated investment.

(d)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

Credit Default Swap Agreements — Buy Protection

					Upfront		Unrealized
		Notional	Fixed	Expiration	Payments		Appreciation/
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Made (Received)($)	Value($)	Depreciation($)

Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	962	5.000	12/20/14	(97)	(113)	(16)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	1,720	5.000	12/20/14	(178)	(201)	(23)
Kingdom of Belgium	Deutsche Bank	2,800	1.000	09/20/15	(67)	(63)	4
Kingdom of Ireland	Credit Suisse First Boston	3,100	1.000	09/20/15	44	71	27
Kingdom of Norway	Morgan Stanley	2,923	0.250	09/20/15	(14)	(11)	3
Kingdom of Norway	Goldman Sachs	2,923	0.250	09/20/15	(9)	(11)	(2)
Kingdom of Spain	Morgan Stanley	2,010	1.000	06/20/15	(4)	17	21
Republic of Portugal	Goldman Sachs	2,500	1.000	06/20/15	21	53	32
Republic of Portugal	Barclays Bank PLC	1,365	1.000	06/20/15	19	29	10
Republic of Portugal	Deutsche Bank	1,962	1.000	09/20/15	19	44	25

					(266)	(185)	81

As the buyer of protection, the Funds pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2010, liquid assets totaling $282, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2010.

The notional amount of Credit Default Swap contracts totaled $22,265, in thousands, as of March 31, 2010. The monthly average notional amount for Credit Default Swap contracts totaled $9,088, in thousands, for the year ended March 31, 2010.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix Global Strategy Fund — continued

Forward Foreign Currency Contracts

At March 31, 2010, the Fund’s forward foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value in	Market	Appreciation/
Currency	Date	Currency	USD($)	Value($)	(Depreciation)($)

Short:
Colombian Peso	04/08/10	390,628	196	203	(7)
Czech Republic Koruna	05/24/10	5,158	277	274	3
Euro	05/17/10	527	718	712	6
Euro	05/17/10	215	295	291	4
Euro	05/17/10	208	285	281	4
Euro	05/17/10	4,061	5,526	5,484	42
Hungarian Forint	05/05/10	74,745	382	379	3
Japanese Yen	06/07/10	50,267	569	538	31

Total Short Contracts			$8,248	$8,162	$86

Long:
Colombian Peso	04/08/10	390,628	203	203	—

Total Long Contracts			$203	$203	$—

The total amount of USD forward foreign currency contracts outstanding was $8,045, in thousands, as of March 31, 2010. The monthly average of USD forward foreign currency contract trading activity was $4,626, in thousands, for the year ended March 31, 2010.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (0.8%)
Auto Manufacturers (0.2%)
Ford Motor Co., 3.259%, 12/15/13(a)(b)	3,312	3,201

Diversified Financial Services (0.5%)
East Valley Tourist Development Authority, 12.000%, 08/06/12(b)(c)(d)(e)	11,681	9,929

Telecommunications Services (0.1%)
Level 3 Communications, Inc., 11.500%, 03/13/14(a)(b)	1,000	1,090

Total Bank Loans		14,220

Corporate Bonds (93.6%)
Advertising (0.4%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	1,900	1,947
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	1,510	1,548
Interpublic Group Cos., Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105	3,265	3,694

		7,189

Aerospace/Defense (0.3%)
Spirit AeroSystems Holdings, Inc., 7.500%, 10/01/17, Callable 10/01/13 @ 103.75(a)	1,850	1,896
Triumph Group, Inc., 8.000%, 11/15/17, Callable 11/15/13 @ 104	2,770	2,770

		4,666

Airlines (1.0%)
Delta Air Lines, Inc., 9.500%, 09/15/14, Callable 09/15/11 @ 107.12(a)	8,835	9,288
Delta Air Lines, Inc., 12.250%, 03/15/15, Callable 03/15/12 @ 108.81(a)	8,110	8,647

		17,935

Auto Parts & Equipment (1.5%)
Affinia Group, Inc., 10.750%, 08/15/16, Callable 08/15/12 @ 108.06(a)	2,060	2,245
American Axle & Manufacturing, Inc., 9.250%, 01/15/17, Callable 01/15/14 @ 104.63(a)	5,495	5,866
Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16, Callable 05/15/12 @ 107.88	5,625	6,075
Lear Corp., 7.875%, 03/15/18, Callable 03/15/14 @ 103.94	1,280	1,294
Lear Corp., 8.125%, 03/15/20, Callable 03/15/15 @ 104.06	1,280	1,301
Navistar International Corp., 8.250%, 11/01/21, Callable 11/01/14 @ 104.13	4,350	4,437
TRW Automotive, Inc., 8.875%, 12/01/17, Callable 12/01/13 @ 104.44(a)	5,790	6,000

		27,218

Building (0.2%)
KB Home, 9.100%, 09/15/17	3,180	3,355

Building Materials (0.5%)
Texas Industries, Inc., 7.250%, 07/15/13, Callable 07/15/10 @ 101.81	3,040	2,987
USG Corp., 9.750%, 08/01/14(a)	3,660	3,880
USG Corp., 9.500%, 01/15/18(f)	1,715	1,734

		8,601

Chemicals (1.2%)
Compass Minerals International, Inc., 8.000%, 06/01/19, Callable 06/01/14 @ 104(a)	3,065	3,188
Georgia Gulf Corp., 9.000%, 01/15/17, Callable 01/15/14 @ 104.50(a)(g)	4,210	4,405

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Chemicals—continued

Huntsman International LLC, 5.500%, 06/30/16(a)	2,505	2,273
Nova Chemicals Corp., 8.625%, 11/01/19, Callable 11/01/14 @ 104.31(a)	2,845	2,930
Reichhold Industries, Inc., 9.000%, 08/15/14, Callable 08/15/10 @ 104.50(c)	2,220	2,103
Solutia, Inc., 8.750%, 11/01/17, Callable 11/01/13 @ 104.38	2,660	2,806
Solutia, Inc., 7.875%, 03/15/20, Callable 03/15/15 @ 103.94	3,025	3,063

		20,768

Coal (1.1%)
Arch Coal, Inc., 8.750%, 08/01/16, Callable 08/01/13 @ 104.38(a)	3,225	3,411
CONSOL Energy, Inc., 8.000%, 04/01/17, Callable 04/01/14 @ 104^(a)	7,105	7,300
CONSOL Energy, Inc., 8.250%, 04/01/20, Callable 04/01/15 @ 104.13^(a)	5,955	6,119
International Coal Group, Inc., 9.125%, 04/01/18, Callable 04/01/14 @ 104.56	2,065	2,096

		18,926

Commercial Services (4.8%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81(a)	4,155	4,342
Cenveo Corp., 8.875%, 02/01/18, Callable 02/01/14 @ 104.44(a)	3,095	3,130
DI Finance/DynCorp International, Ser B, 9.500%, 02/15/13, Callable 04/30/10 @ 102.38	663	671
Equinix, Inc., 8.125%, 03/01/18, Callable 03/01/14 @ 104.06	2,560	2,650
Geokinetics Holdings, Inc., 9.750%, 12/15/14, Callable 12/15/11 @ 104.88(a)	6,145	5,761
Hertz Corp., 8.875%, 01/01/14, Callable 04/30/10 @ 104.44	29,865	30,686
Iron Mountain, Inc., 7.750%, 01/15/15, Callable 04/30/10 @ 101.29	1,535	1,548
Local Insight Regatta Holdings, Inc., 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(c)	1,650	1,184
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19(a)	2,625	2,786
Norcraft Cos. LP/Finance Corp., 10.500%, 12/15/15, Callable 12/15/12 @ 105.25(a)	557	588
Reader’s Digest Association, Inc. (The), 9.500%, 02/15/17, Callable 02/15/13 @ 104(a)(b)(g)	9,650	9,843
RSC Equipment Rental, Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105(a)	2,895	3,069
Ticketmaster Entertainment, Inc., 10.750%, 08/01/16, Callable 08/01/12 @ 105.38	380	424
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	17,325	17,671

		84,353

Computers (0.0%)
Seagate Technology International Co. Ltd., 10.000%, 05/01/14, Callable 05/01/13 @ 105(a)	550	623

Consumer Staples (1.5%)
Dean Foods Co., 7.000%, 06/01/16	5,830	5,713

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Staples—continued

Jarden Corp., 7.500%, 01/15/20, Callable 01/15/15 @ 103.75	4,450	4,495
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88(a)	4,005	4,135
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	6,290	6,353
SUPERVALU, Inc., 8.000%, 05/01/16	6,115	6,191

		26,887

Diversified Financial Services (16.9%)
American General Finance Corp., Ser H, MTN, 5.375%, 10/01/12	7,923	7,454
American General Finance Corp., Ser H, MTN, 5.750%, 09/15/16	2,925	2,507
American General Finance Corp., Ser I, MTN, 5.400%, 12/01/15	6,925	5,970
American General Finance Corp., Ser J, MTN, 6.900%, 12/15/17	26,625	23,321
Bank of America Corp., Ser K, 8.000%(f)	15,830	16,152
Cemex Finance LLC, 9.500%, 12/14/16, Callable 12/14/13 @ 104.75(a)	3,800	3,933
CIT Group, Inc., 7.000%, 05/01/13, Callable 05/07/10 @ 103.50(g)	5,995	5,830
CIT Group, Inc., 7.000%, 05/01/14, Callable 05/07/10 @ 103.50(g)	4,460	4,215
CIT Group, Inc., 7.000%, 05/01/15, Callable 05/07/10 @ 103.50	15,850	14,780
CIT Group, Inc., 7.000%, 05/01/16, Callable 05/07/10 @ 103.50	18,710	17,260
CIT Group, Inc., 7.000%, 05/01/17, Callable 05/07/10 @ 103.50	9,660	8,911
Citigroup Capital XXI, 8.300%, 12/21/57, Callable 12/21/37 @ 100(b)	9,980	10,105
CNG Holdings, Inc., 12.250%, 02/15/15, Callable 02/15/13 @ 106.12(a)	2,212	2,143
Firekeepers Development Authority, 13.875%, 05/01/15, Callable 05/01/12 @ 110.50(a)	7,355	8,513
Ford Motor Credit Co. LLC, 7.800%, 06/01/12	2,700	2,800
Ford Motor Credit Co. LLC, 7.500%, 08/01/12	3,100	3,210
Ford Motor Credit Co. LLC, 7.000%, 10/01/13	1,665	1,723
Ford Motor Credit Co. LLC, 8.700%, 10/01/14(i)	19,000	20,602
Ford Motor Credit Co. LLC, 8.125%, 01/15/20	3,500	3,671
GMAC, Inc., 8.300%, 02/12/15(a)	3,100	3,255
GMAC, Inc., 8.000%, 03/15/20(a)	4,770	4,889
GMAC, Inc., 8.000%, 11/01/31(i)	33,835	32,312
GMAC, Inc., Ser 8, 6.750%, 12/01/14	9,010	8,965
Icahn Enterprises LP, 8.000%, 01/15/18, Callable 01/15/14 @ 104(a)(g)	15,155	14,606
ILFC E-Capital Trust II, 6.250%, 12/21/65, Callable 12/21/15 @ 100(a)(b)	2,390	1,840
International Lease Finance Corp., 8.625%, 09/15/15^(a)	5,765	5,893
International Lease Finance Corp., 8.750%, 03/15/17^(a)	5,585	5,714
LBI Escrow Corp., 8.000%, 11/01/17, Callable 05/01/13 @ 106^(a)	9,100	9,441
New Communications Holdings, Inc., 7.875%, 04/15/15^(a)	4,070	4,182

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

New Communications Holdings, Inc., 8.250%, 04/15/17^(a)	6,615	6,731
New Communications Holdings, Inc., 8.500%, 04/15/20^(a)	8,150	8,211
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13^(a)	7,500	7,556
SLM Corp., MTN, 5.125%, 08/27/12	2,870	2,852
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/10 @ 102.28	9,350	9,584
UPC Germany GmbH, 8.125%, 12/01/17, Callable 12/01/12 @ 108.12(a)	7,955	8,204

		297,335

Diversified Minerals (0.8%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(a)	4,525	4,570
FMG Finance Property Ltd., 10.000%, 09/01/13(a)	5,125	5,516
FMG Finance Property Ltd., 10.625%, 09/01/16(a)	3,015	3,475
Teck Cominco Ltd., 6.125%, 10/01/35	920	839

		14,400

Diversified Operations (2.3%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(a)	7,435	7,435
Koppers, Inc., 7.875%, 12/01/19, Callable 12/01/14 @ 103.94(a)	857	883
Leucadia National Corp., 8.125%, 09/15/15	10,000	10,363
Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56	9,075	8,984
McJunkin Red Man Corp., 9.500%, 12/15/16, Callable 12/15/12 @ 107.12(a)	12,390	12,653

		40,318

Electric (5.2%)
AES Corp. (The), 8.750%, 05/15/13, Callable 05/15/10 @ 101.46(a)	1	1
AES Corp. (The), 7.750%, 03/01/14	2,810	2,873
AES Corp. (The), 7.750%, 10/15/15	485	494
AES Corp. (The), 9.750%, 04/15/16(a)	2,750	2,977
AES Corp. (The), 8.000%, 10/15/17	5,955	6,044
AES Ironwood LLC, 8.857%, 11/30/25	3,465	3,396
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	215	227
Calpine Construction Finance Co., 8.000%, 06/01/16, Callable 06/01/13 @ 104(a)	885	905
Calpine Corp., 7.250%, 10/15/17, Callable 10/15/13 @ 103.63(a)	4,895	4,809
Edison Mission Energy, 7.500%, 06/15/13(g)	6,087	5,281
Edison Mission Energy, 7.000%, 05/15/17	4,335	3,024
Edison Mission Energy, 7.200%, 05/15/19	8,130	5,610
Elwood Energy LLC, 8.159%, 07/05/26	2,614	2,473
Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105(a)(g)	5,515	5,749
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38	2,580	2,699
Mirant Mid-Atlantic LLC, Ser B, 9.125%, 06/30/17	4,204	4,467
Mirant Mid-Atlantic LLC, Ser C, 10.060%, 12/30/28	2,436	2,619

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

NRG Energy, Inc., 7.250%, 02/01/14, Callable 04/30/10 @ 103.63	45	45
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69(i)	9,759	9,686
NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25	11,700	11,846
Orion Power Holdings, Inc., 12.000%, 05/01/10	1,900	1,907
RRI Energy, Inc., 6.750%, 12/15/14, Callable 12/15/10 @ 102.25(g)	4,982	4,970
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	5,060	5,227
United Maritime Group LLC/ Finance Corp., 11.750%, 06/15/15, Callable 12/15/12 @ 105.88(a)	3,615	3,705

		91,034

Electronics (0.3%)
Jabil Circuit, Inc., 8.250%, 03/15/18	3,460	3,737
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(a)	1,455	1,575

		5,312

Entertainment (1.2%)
Penn National Gaming, Inc., 6.750%, 03/01/15, Callable 04/30/10 @ 103.38	1,375	1,353
Penn National Gaming, Inc., 8.750%, 08/15/19, Callable 08/15/14 @ 104.38(a)	3,000	3,045
Scientific Games Corp., 7.875%, 06/15/16, Callable 06/15/12 @ 103.94(a)	2,035	2,060
Scientific Games International, Inc., 9.250%, 06/15/19, Callable 06/15/14 @ 104.63	5,130	5,425
Speedway Motorsports, Inc., 8.750%, 06/01/16, Callable 06/01/13 @ 104.38	4,895	5,213
WMG Holdings Corp., 9.500%, 12/15/14, Callable 04/30/10 @ 104.75(f)(g)	3,930	3,960

		21,056

Environmental Control (0.0%)
Casella Waste Systems, Inc., 11.000%, 07/15/14, Callable 07/15/12 @ 105.50(a)	260	279

Forest Products & Paper (1.0%)
Boise Paper Holdings LLC/Finance Co., 9.000%, 11/01/17, Callable 11/01/13 @ 104.50(a)	3,200	3,360
NewPage Corp., 11.375%, 12/31/14, Callable 03/31/12 @ 105(g)	11,520	11,462
Verso Paper Holdings LLC, 11.500%, 07/01/14, Callable 01/01/12 @ 105(a)(g)	3,000	3,240

		18,062

Health Care (4.9%)
Apria Healthcare Group, Inc., Ser A1, 11.250%, 11/01/14, Callable 11/01/11 @ 105.62(a)	5,925	6,443
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15, Callable 03/01/11 @ 106.94	2,760	2,981
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105	6,480	7,144
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(i)	17,005	17,600
Elan Financial PLC/Elan Financial Corp., 8.875%, 12/01/13, Callable 12/01/10 @ 104.44	1,445	1,488

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Elan Financial PLC/Elan Financial Corp., 8.750%, 10/15/16, Callable 10/15/12 @ 108.75(a)	3,700	3,663
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56	8,278	8,744
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63	3,600	3,827
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(a)	2,605	2,840
HCA, Inc., 7.250%, 09/15/20, Callable 03/15/15 @ 103.63(a)	7,740	7,846
Inverness Medical Innovations, Inc., 7.875%, 02/01/16, Callable 02/01/13 @ 103.94	4,675	4,576
Omnicare, Inc., 6.125%, 06/01/13, Callable 06/01/10 @ 101.02	855	853
Tenet Healthcare Corp., 8.875%, 07/01/19, Callable 07/01/14 @ 104.44(a)	5,225	5,656
U.S. Oncology, Inc., 9.125%, 08/15/17, Callable 08/15/13 @ 104.56	3,420	3,574
Universal Hospital Services, Inc., PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	8,615	8,572

		85,807

Household Products/Wares (0.3%)
ACCO Brands Corp., 10.625%, 03/15/15, Callable 09/15/12 @ 105.31(a)	4,610	5,036

Industrials (0.2%)
Mohawk Industries, Inc., 6.875%, 01/15/16(f)(g)	3,605	3,722

Information Technology (0.5%)
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13(a)	9,185	9,277

Insurance (2.5%)
American General Institutional Capital, Ser B, 8.125%, 03/15/46(a)	2,750	2,568
American International Group, Inc., 8.175%, 05/15/58, Callable 05/15/38 @ 100(b)	5,500	4,647
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	5,325	5,272
Fairfax Financial Holdings, 7.750%, 06/15/17, Callable 06/15/12 @ 103.88	3,075	3,183
Fairfax Financial Holdings, 7.375%, 04/15/18	274	281
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(b)	2,310	1,779
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(b)	5,177	5,384
ING Capital Funding Trust III, 8.439%(h)	4,815	4,550
ING Groep NV, 5.775%(h)	4,830	4,113
Liberty Mutual Group, 7.800%, 03/15/37(a)	2,900	2,566
Liberty Mutual Group, 10.750%, 06/15/58, Callable 06/15/38 @ 100(a)(b)	2,740	3,069
Liberty Mutual Group, Ser B, 7.000%, 03/15/37, Callable 03/15/17 @ 100(a)(b)	2,730	2,327
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(b)	2,560	2,330
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(b)	2,155	1,794

		43,863

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Lodging (1.9%)
Ameristar Casinos, Inc., 9.250%, 06/01/14, Callable 12/01/11 @ 104.63	6,405	6,709
Harrah’s Operating Co., Inc., 11.250%, 06/01/17, Callable 06/01/13 @ 105.62	4,385	4,725
MGM Mirage, Inc., 10.375%, 05/15/14(a)(g)	6,560	7,232
MGM Mirage, Inc., 9.000%, 03/15/20, Callable 03/15/14 @ 104.50(a)	3,975	4,094
MTR Gaming Group, Inc., 12.625%, 07/15/14, Callable 07/15/11 @ 106.31(a)	2,280	2,212
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/10 @ 102.21(g)	4,330	4,319
Wynn Las Vegas LLC, 7.875%, 11/01/17, Callable 11/01/13 @ 103.94(a)	3,300	3,358

		32,649

Machinery Diversified (1.1%)
Altra Holdings, Inc., 8.125%, 12/01/16, Callable 12/01/12 @ 106.09(a)	2,220	2,256
Case New Holland, Inc., 7.750%, 09/01/13(a)	1,100	1,141
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	1,700	1,700
CPM Holdings, Inc., 10.625%, 09/01/14, Callable 09/01/12 @ 105.31(a)	1,900	2,024
Manitowoc Co., Inc. (The), 9.500%, 02/15/18, Callable 02/15/14 @ 104.75	5,415	5,645
Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	5,705	6,318
Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104	220	214

		19,298

Materials (0.7%)
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	5,985	6,254
Steel Dynamics, Inc., 7.625%, 03/15/20, Callable 03/15/15 @ 103.81(a)	5,625	5,766

		12,020

Media (4.7%)
Block Communications, Inc., 8.250%, 12/15/15, Callable 12/15/10 @ 104.13(a)	975	975
Clear Channel Worldwide Holdings, Inc., Ser A, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(a)	2,200	2,285
Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(a)	11,250	11,756
DISH DBS Corp., 7.875%, 09/01/19	6,715	6,984
EchoStar DBS Corp., 6.375%, 10/01/11	441	459
EchoStar DBS Corp., 7.750%, 05/31/15	3,430	3,584
EchoStar DBS Corp., 7.125%, 02/01/16	1,885	1,920
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/10 @ 103.54	7,865	8,248
Media General, Inc., 11.750%, 02/15/17, Callable 02/15/14 @ 105.88(a)	6,000	5,933
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	1,300	1,329

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Mediacom LLC/Capital Corp., 9.125%, 08/15/19, Callable 08/15/14 @ 104.56(a)	11,345	11,700
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	3,095	3,134
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	705	714
Salem Communications Corp., 9.625%, 12/15/16, Callable 12/15/13 @ 104.81(a)	6,735	7,038
Sinclair Television Group, Inc., 9.250%, 11/01/17, Callable 11/01/13 @ 104.63(a)	7,490	7,883
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(a)	3,130	3,380
Sun Media Corp., 7.625%, 02/15/13, Calllable 2/15/11 @ 100	473	464
Univision Communications, Inc., 12.000%, 07/01/14, Callable 07/01/11 @ 106(a)	1,870	2,048
UPC Holding BV, 9.875%, 04/15/18, Callable 04/15/14 @ 104.94(a)	3,600	3,780

		83,614

Miscellaneous Manufacturer (0.5%)
Bombardier, Inc., 6.300%, 05/01/14(a)(g)	800	830
Bombardier, Inc., 8.000%, 11/15/14, Callable 11/15/10 @ 104(a)	1,525	1,597
Bombardier, Inc., 7.500%, 03/15/18(a)	2,190	2,283
Bombardier, Inc., 7.750%, 03/15/20(a)	3,265	3,412

		8,122

Oil & Gas (9.9%)
Antero Resources Finance Corp., 9.375%, 12/01/17, Callable 12/01/13 @ 104.69(a)(g)	10,660	10,980
Aquilex Holdings LLC/Aquilex Finance, 11.125%, 12/15/16, Callable 12/15/13 @ 105.56(a)	3,425	3,682
Atlas Energy Operating Co., 10.750%, 02/01/18, Callable 02/01/13 @ 105.68	5,000	5,500
Atlas Pipeline Partners LP, 8.750%, 06/15/18, Callable 06/15/13 @ 104.38	3,335	3,218
Bill Barrett Corp., 9.875%, 07/15/16, Callable 07/15/13 @ 104.94	5,465	5,889
Chesapeake Energy Corp., 7.625%, 07/15/13	3,105	3,237
Chesapeake Energy Corp., 7.500%, 06/15/14, Callable 06/15/10 @ 102.50(g)	1,900	1,929
Chesapeake Energy Corp., 9.500%, 02/15/15	3,090	3,360
Chesapeake Energy Corp., 6.375%, 06/15/15, Callable 12/15/10 @ 102.125	2,760	2,712
Chesapeake Energy Corp., 6.500%, 08/15/17	1,295	1,253
Chesapeake Energy Corp., 7.250%, 12/15/18	8,605	8,605
Chesapeake Energy Corp., 6.875%, 11/15/20	1,530	1,488
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	4,755	4,767
Cie Generale De Geophysique, 9.500%, 05/15/16, Callable 05/15/13 @ 104.75	5,145	5,505
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	415	415

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75^(a)	4,855	4,940
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16^(a)	3,015	2,992
Continental Resources, Inc., 8.250%, 10/01/19, Callable 10/01/14 @ 104.13	830	880
Encore Acquisition Co., 9.500%, 05/01/16, Callable 05/01/13 @ 104.75	3,430	3,709
Frontier Oil Corp., 8.500%, 09/15/16, Callable 09/15/12 @ 104.25	595	610
Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94	4,285	4,585
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31^(a)	8,475	8,486
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	1,755	1,724
Niska Gas Storage Partners LLC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44(a)	9,745	9,964
OPTI Canada, Inc., 9.000%, 12/15/12, Callable 12/15/10 @ 102(a)(g)	9,505	9,790
Penn Virginia Corp., 10.375%, 06/15/16, Callable 06/15/13 @ 105.19	2,665	2,892
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	2,685	2,802
Petrohawk Energy Corp., 7.875%, 06/01/15, Callable 06/01/12 @ 103.94	5,395	5,496
Pioneer Drilling Co., 9.875%, 03/15/18, Callable 03/15/14 @ 104.94(a)	4,470	4,425
Pioneer Natural Resources Co., 6.650%, 03/15/17	1,290	1,290
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	2,510	2,535
Plains Exploration & Production Co., 8.625%, 10/15/19, Callable 10/15/14 @ 104.31	2,095	2,221
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	1,390	1,432
Range Resources Corp., 7.250%, 05/01/18, Callable 05/01/13 @ 103.63	2,130	2,186
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(a)	3,895	3,992
Sabine Pass LNG LP, 7.250%, 11/30/13	1,845	1,734
Sabine Pass LNG LP, 7.500%, 11/30/16	2,785	2,458
SandRidge Energy, Inc., 8.625%, 04/01/15, Callable 04/01/11 @ 104.31	70	68
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(a)	6,335	6,018
SandRidge Energy, Inc., 8.750%, 01/15/20, Callable 01/15/15 @ 104.38(a)	8,825	8,604
Tesoro Corp., 6.625%, 11/01/15, Callable 11/01/10 @ 103.31	2,560	2,451
Tesoro Corp., 9.750%, 06/01/19, Callable 06/01/14 @ 104.88	2,595	2,712

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)	2,410	2,169
Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(a)	9,365	8,428

		174,133

Packaging & Containers (0.4%)
Graphic Packaging International, Inc., 9.500%, 06/15/17, Callable 06/15/13 @ 104.75	2,175	2,322
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(a)(g)	2,010	2,236
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63	1,720	1,875
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(a)	1,185	1,291

		7,724

Pharmaceuticals (0.9%)
BioScrip, Inc., 10.250%, 10/01/15, Callable 04/01/13 @ 105.13(a)	2,200	2,239
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44^(a)	6,780	6,856
Rite Aid Corp., 7.500%, 03/01/17, Callable 03/01/12 @ 103.75	3,615	3,353
Valeant Pharmaceuticals International, 8.375%, 06/15/16, Callable 06/15/12 @ 104.19(a)	2,510	2,623

		15,071

Pipelines (4.3%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	2,085	2,114
Copano Energy LLC, 7.750%, 06/01/18, Callable 06/01/13 @ 103.88	1,450	1,446
Dynegy Holdings, Inc., 7.500%, 06/01/15(g)	10,030	8,325
Dynegy Holdings, Inc., 7.750%, 06/01/19(i)	19,120	14,436
El Paso Corp., 7.000%, 06/15/17	1,540	1,572
El Paso Corp., 7.250%, 06/01/18	3,125	3,225
El Paso Corp., MTN, 8.250%, 02/15/16	7,215	7,702
El Paso Corp., Ser G, MTN, 8.050%, 10/15/30	1,215	1,213
El Paso Corp., Ser G, MTN, 7.800%, 08/01/31	1,575	1,548
El Paso Corp., Ser G, MTN, 7.750%, 01/15/32	12,340	12,125
Kinder Morgan Finance, 5.700%, 01/05/16	1,690	1,656
Knight, Inc., 6.500%, 09/01/12	125	131
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	10,690	10,971
Regency Energy Partners LP, 9.375%, 06/01/16, Callable 06/01/13 @ 104.69(a)(g)	3,290	3,487
Targa Resources Partners LP, 8.250%, 07/01/16, Callable 07/01/12 @ 104.13	4,790	4,898
Transcontinental Gas Pipeline Corp., Ser B, 8.875%, 07/15/12	325	371

		75,220

Real Estate Investment Trusts (1.2%)
DuPont Fabros Technology LP, 8.500%, 12/15/17, Callable 12/15/13 @ 104.25(a)	3,080	3,172
FelCor Lodging LP, 10.000%, 10/01/14(g)	2,530	2,606

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Real Estate Investment Trusts—continued

Host Hotels & Resorts LP, 9.000%, 05/15/17, Callable 05/15/13 @ 104.50(a)	2,010	2,171
Host Marriott LP, 7.125%, 11/01/13, Callable 11/01/10 @ 101.19	1,950	1,984
Host Marriott LP, 6.750%, 06/01/16, Callable 06/01/11 @ 103.33(g)	4,395	4,406
Reckson Operating Partnership LP, 7.750%, 03/15/20(a)	6,005	6,107

		20,446

Retail (2.8%)
Ferrellgas Partners LP, 9.125%, 10/01/17, Callable 10/01/13 @ 104.56(a)	2,095	2,195
Macy’s Retail Holdings, Inc., 5.875%, 01/15/13(g)	1,120	1,170
Macy’s Retail Holdings, Inc., 5.750%, 07/15/14	4,370	4,458
Macy’s Retail Holdings, Inc., 8.875%, 07/15/15(f)	7,000	7,910
Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	7,080	7,062
QVC, Inc., 7.500%, 10/01/19, Callable 10/01/14 @ 103.75(a)	12,200	12,444
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17, Callable 07/15/13 @ 105.38(a)	6,540	7,292
Toys “R” Us Property Co. LLC, 8.500%, 12/01/17, Callable 12/01/13 @ 104.25(a)	6,265	6,500

		49,031

Semiconductors (0.5%)
Advanced Micro Devices, Inc., 8.125%, 12/15/17, Callable 12/15/13 @ 104.06(a)	2,450	2,524
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	5,840	6,161

		8,685

Telecommunication Services (14.2%)
Cincinnati Bell, Inc., 8.250%, 10/15/17, Callable 10/15/13 @ 104.13	5,250	5,316
Clearwire Communication LLC/Finance, Inc., 12.000%, 12/01/15, Callable 12/01/12 @ 106(a)	530	541
Cricket Communications, Inc., 7.750%, 05/15/16, Callable 05/15/12 @ 105.81	1,535	1,593
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25(a)	9,110	9,816
Frontier Communications Corp., 8.250%, 05/01/14	3,135	3,276
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(a)	9,000	9,202
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 12/15/10 @ 103.58	572	601
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(a)	7,535	8,364
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/10 @ 104.75	2,875	2,925
Inmarsat Finance PLC, 7.375%, 12/01/17, Callable 12/01/13 @ 103.69(a)	5,780	6,011
Intelsat Corp., 9.250%, 08/15/14, Callable 08/15/10 @ 103.13	1,000	1,025
Intelsat Jackson Holdings Ltd., 8.500%, 11/01/19, Callable 11/01/14 @ 104.25(a)	6,030	6,331
Intelsat Subsidiary Holding Co. Ltd., 8.500%, 01/15/13, Callable 04/30/10 @ 102.13	5,355	5,435

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Intelsat Subsidiary Holding Co. Ltd., Ser B, 8.875%, 01/15/15, Callable 04/30/10 @ 104.44(a)	1,500	1,541
Level 3 Financing, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63	8,415	8,205
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(a)	11,710	11,183
MetroPCS Wireless, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63	1,985	2,020
Nextel Communications, Inc., Ser D, 7.375%, 08/01/15, Callable 08/01/10 @ 100.92	3,395	3,225
Nextel Communications, Inc., Ser E, 6.875%, 10/31/13, Callable 10/31/10 @ 100.86	11,855	11,559
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44(a)	6,860	7,100
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	6,380	6,555
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44(a)	130	134
Qwest Communications International, Inc., 8.000%, 10/01/15, Callable 10/01/12 @ 104(a)	8,080	8,605
Qwest Communications International, Inc., 7.125%, 04/01/18, Callable 04/01/13 @ 103.56(a)	12,500	12,906
Qwest Corp., 3.507%, 06/15/13(b)	2,100	2,118
Qwest Corp., 7.250%, 10/15/35, Callable 10/15/15 @ 101.94	4,315	4,164
Sable International Finance Ltd., 7.750%, 02/15/17, Callable 02/15/14 @ 103.88(a)	2,975	3,094
Sprint Capital Corp., 8.375%, 03/15/12	4,095	4,259
Sprint Capital Corp., 6.900%, 05/01/19	3,240	2,965
Sprint Capital Corp., 8.750%, 03/15/32	6,685	6,200
Sprint Nextel Corp., 6.000%, 12/01/16	1,050	948
Sprint Nextel Corp., 8.375%, 08/15/17	6,500	6,532
Telcordia Technologies, Inc., 4.001%, 07/15/12, Callable 07/15/10 @ 100(a)(b)	3,200	3,088
Valor Telecommunications Enterprise LLC, 7.750%, 02/15/15, Callable 04/30/10 @ 103.88	2,580	2,638
Viasat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66(a)	11,415	11,672
Virgin Media Finance PLC, 8.750%, 04/15/14, Callable 04/15/10 @ 102.92	562	575
Virgin Media Finance PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.56	6,050	6,428
Virgin Media Finance PLC, 8.375%, 10/15/19, Callable 10/15/14 @ 104.19	1,320	1,356
Virgin Media Finance PLC, Ser 1, 9.500%, 08/15/16, Callable 08/15/13 @ 104.75(g)	4,290	4,687
Wind Acquisition Finance SA, 12.000%, 12/01/15, Callable 12/01/10 @ 105.38(a)	9,550	10,314
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(a)(i)	15,150	16,741

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Wind Acquisition Finance SA, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(a)(g)	22,430	22,206
Windstream Corp., 7.875%, 11/01/17	7,000	6,895

		250,349

Transportation (1.9%)
Bristow Group, Inc., 7.500%, 09/15/17, Callable 09/15/12 @ 103.75	1,870	1,889
General Maritime Corp., 12.000%, 11/15/17, Callable 11/15/13 @ 106(a)	4,345	4,649
Martin Midstream Partners LP/Finance Corp., 8.875%, 04/01/18, Callable 04/01/14 @ 104.44(a)	4,380	4,424
Overseas Shipholding Group, Inc., 8.125%, 03/30/18	3,915	3,886
RailAmerica, Inc., 9.250%, 07/01/17, Calllable 07/01/13 @ 104.63	7,480	7,976
Royal Caribbean Cruises Ltd., 8.750%, 02/02/11	825	858
Royal Caribbean Cruises Ltd., 7.000%, 06/15/13	550	557
Royal Caribbean Cruises Ltd., 6.875%, 12/01/13	525	530
Royal Caribbean Cruises Ltd., 11.875%, 07/15/15(f)	3,900	4,592
Teekay Corp., 8.500%, 01/15/20	4,320	4,514

		33,875

Total Corporate Bonds		1,646,259

Convertible Corporate Bonds (0.6%)
Diversified Financial Services (0.6%)
AmeriCredit Corp., 0.750%, 09/15/11	6,265	6,281
Jefferies Group, Inc., 3.875%, 11/01/29, Callable 11/01/17 @ 100	4,500	4,472

Total Convertible Corporate Bonds		10,753

Preferred Stock (0.2%)
Diversified Financial Services (0.2%)
Citigroup Capital XII, 8.500%, Callable 03/30/15 @ 25	163,000	4,186

Total Preferred Stock		4,186

Units (0.3%)
Commercial Services (0.1%)
Alion Science & Technology Corp.(j)	2,080	2,106

Information Technology (0.2%)
Stratus Technologies, Inc.,^(b)(k)	2,505	2,415

Total Units		4,521

Short-Term Investment (6.0%)
RidgeWorth Funds Securities Lending Joint Account(l)(m)	106,008	106,008

Total Short-Term Investment		106,008

Money Market Fund (6.3%)
RidgeWorth Institutional Cash Management Money Market Fund(l)	109,919,623	109,920

Total Money Market Fund		109,920

Total Investments (Cost $1,789,421)(n) — 107.8%		1,895,867
Liabilities in excess of other assets — (7.8)%		(137,464)

Net Assets — 100.0%		$1,758,403

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 40.7% of net assets as of March 31, 2010.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2010 are identified below (in thousands):

Issue	Acquisition	Cost	Principal	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)

East Valley Tourist
Development Authority	08/06/07	11,566	11,681	9,929	0.56
Local Insight
Regatta Holdings, Inc.	12/19/08	1,650	1,650	1,184	0.07
Reichhold
Industries, Inc.	08/10/06	2,195	2,220	2,103	0.12

(d)	Security in default.

(e)	Issuer has filed for bankruptcy.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Seix High Yield Fund — concluded

(f)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(g)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $101,324.

(h)	Perpetual maturity.

(i)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(j)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(k)	Each unit consists of $480 principal amount of 12.000% of senior secured notes of Stratus Technologies Bermuda, Ltd. due on March 29, 2015, $520 principal amount of 12.000% senior secured notes of Stratus Technologies Inc. due on March 29, 2015, 20.61 shares of common stock and 4.69 shares of preferred stock.

(l)	Affiliated investment.

(m)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(n)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

PIK	— Payment in-kind

As of March 31, 2010, the Fund had the following unfunded loan commitments (in thousands):

		Unrealized
	Unfunded	Appreciation/
Borrower	Commitments($)	(Depreciation)($)

Calpine Corp.	5,000	(525)

		(525)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Short-Term Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (5.8%)
Automobiles (2.8%)
BMW Vehicle Lease Trust, Ser 2009-1, Cl A3, 2.910%, 03/15/12	3,900	3,973
Ford Credit Auto Owner Trust, Ser 2009-D, Cl A3, 2.170%, 10/15/13	1,395	1,416
Ford Credit Auto Owner Trust, Ser 2009-E, Cl A2, 0.800%, 03/15/12	4,485	4,489
Honda Auto Receivables Owner Trust, Ser 2009-3, Cl A3, 2.310%, 05/15/13	1,880	1,915
Nissan Auto Lease Trust, Ser 2009-B, Cl A3, 2.070%, 01/15/15	2,275	2,306

		14,099

Credit Card (3.0%)
Chase Issuance Trust, Ser 2005-A2, Cl A2, 0.300%, 12/15/14(a)	5,825	5,803
Discover Card Master Trust, Ser 2008-A3, Cl A3, 5.100%, 10/15/13	4,050	4,224
GE Capital Credit Card Master Note Trust, Ser 2009-3, Cl A, 2.540%, 09/15/14	4,530	4,590

		14,617

Total Asset-Backed Securities		28,716

Collateralized Mortgage Obligations (15.1%)
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 2A22, 3.107%, 05/25/35(a)	1,640	1,231
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 3A1, 4.933%, 08/25/35(a)	2,094	1,827
Banc of America Alternative Loan Trust, Ser 2005-4, Cl CB7, 5.250%, 01/25/21	3,616	3,325
Banc of America Commercial Mortgage, Inc., Ser 2004-5, Cl A3, 4.561%, 11/10/41	2,660	2,722
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	181	181
Citicorp Mortgage Securities, Inc., Ser 2005-5, Cl 2A3, 5.000%, 08/25/20	2,332	2,314
Citigroup Commercial Mortgage Trust, Ser 2004-C1, Cl A3, 5.251%, 04/15/40(a)	2,625	2,725
Commercial Mortgage Pass-Through Certificates, Ser 2001-J2A, Cl A2, 6.096%, 07/16/34(b)	7,865	8,247
CS First Boston Mortgage Securities Corp., Ser 2004-1, Cl 4A1, 5.000%, 02/25/19	4,019	4,037
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.300%, 07/15/36	1,146	1,146
CS First Boston Mortgage Securities Corp., Ser 2005-C1, Cl A2, 4.609%, 02/15/38	758	758
Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Ser 2005-1, Cl 2A1, 5.601%, 02/25/20(a)	3,004	2,972
FDIC Structured Sale Guaranteed Notes, Ser 2010-L2A, Cl A, 3.000%, 09/30/19(b)	3,745	3,730
Federal Home Loan Bank, Ser 5G-2012, Cl 1, 4.970%, 02/24/12	2,341	2,452
Federal National Mortgage Association, Ser 2009-37, Cl HA, 4.000%, 04/25/19	3,846	4,008
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.387%, 09/25/35(a)	1,660	1,198
First Horizon Mortgage Pass-Through Trust, Ser 2004-AR4, Cl 2A1, 3.154%, 08/25/34(a)	1,733	1,656
GE Capital Commercial Mortgage Corp., Ser 2004-C2, Cl A3, 4.641%, 03/10/40	1,700	1,746
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.344%, 06/10/36	163	163
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	2,860	2,906

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl A2, 5.117%, 04/10/37	1,993	2,028
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A2, 4.625%, 03/15/46	1,858	1,887
LB Commercial Conduit Mortgage Trust, Ser 1998-C1, Cl D, 6.980%, 02/18/30	1,900	1,925
LB-UBS Commercial Mortgage Trust, Ser 2004-C8, Cl A2, 4.201%, 12/15/29	4,116	4,163
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	832	832
MASTR Alternative Loans Trust, Ser 2004-5, Cl 4A1, 5.500%, 07/25/19(c)	3,115	3,020
Provident Funding Mortgage Loan Trust, Ser 2004-1, Cl 1A1, 2.846%, 04/25/34(a)	1,049	1,006
Residential Accredit Loans, Inc., Ser 2003-QS17, Cl CB3, 5.500%, 09/25/33	282	278
Residential Funding Mortgage Securities I, Ser 2004-S3, Cl A1, 4.750%, 03/25/19	2,243	2,276
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	682	695
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-I, Cl A1, 4.561%, 09/25/33(a)	2,699	2,707
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.000%, 11/25/36	929	929
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.132%, 04/25/36(a)	1,909	1,732
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.206%, 04/25/36(a)	2,504	2,122

Total Collateralized Mortgage Obligations		74,944

Corporate Bonds (44.3%)
Auto Parts & Equipment (0.2%)
Johnson Controls, Inc., 5.250%, 01/15/11(d)	1,100	1,137

Banks (12.8%)
Bank of America Corp., 4.500%, 04/01/15	2,090	2,107
Bank of America Corp., Ser L, 3.125%, 06/15/12, MTN	3,620	3,762
Bank of New York Mellon Corp. (The), 5.125%, 08/27/13, MTN	5,260	5,740
Bank of Nova Scotia, 2.250%, 01/22/13	2,410	2,432
Barclays Bank PLC, 2.500%, 01/23/13	4,375	4,380
Barclays Bank PLC, 5.200%, 07/10/14	855	913
BB&T Corp., 3.850%, 07/27/12, MTN	4,190	4,367
Capital One Financial Corp., 5.700%, 09/15/11, MTN	1,970	2,059
Citibank NA, 1.375%, 08/10/11	5,985	6,033
Commonwealth Bank of Australia, 3.500%, 03/19/15(b)	1,035	1,028
Deutsche Bank AG, 4.875%, 05/20/13(c)	7,295	7,817
National City Bank, 6.200%, 12/15/11	4,387	4,728
PNC Funding Corp., 1.875%, 06/22/11	2,750	2,782
PNC Funding Corp., 5.400%, 06/10/14	990	1,063
Santander US Debt SA Unipersonal, 2.485%, 01/18/13(b)	2,915	2,896
Wachovia Corp., 5.300%, 10/15/11	3,440	3,640
Wachovia Corp., Ser G, 5.500%, 05/01/13, MTN	2,900	3,132
Wells Fargo & Co., 3.000%, 12/09/11(c)	4,600	4,750

		63,629

Beverages (0.7%)
Anheuser-Busch InBev NV, 3.625%, 04/15/15(b)	2,090	2,110
Dr Pepper Snapple Group, Inc., 2.350%, 12/21/12	1,145	1,153

		3,263

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Building Materials (0.4%)
CRH America, Inc., 6.950%, 03/15/12	1,635	1,777

Chemicals (0.8%)
Dow Chemical Co. (The), 4.850%, 08/15/12	1,070	1,131
Mosaic Co. (The), 7.375%, 12/01/14, Callable 12/01/10 @ 103.69(b)	1,135	1,215
Potash Corp. of Saskatchewan, Inc., 4.875%, 03/01/13	1,550	1,651

		3,997

Consumer Staples (1.1%)
Kellogg Co., Ser B, 6.600%, 04/01/11	2,235	2,357
Kraft Foods, Inc., 2.625%, 05/08/13	865	871
Yum! Brands, Inc., 8.875%, 04/15/11	2,175	2,333

		5,561

Diversified Financial Services (15.5%)
Allstate Life Global Funding Trust, 5.375%, 04/30/13, MTN	2,260	2,462
American Express Credit Co., Ser C, 5.875%, 05/02/13, MTN	2,235	2,421
American Honda Finance Corp., 4.625%, 04/02/13, MTN(b)	2,000	2,117
BlackRock, Inc., 2.250%, 12/10/12	2,280	2,299
Caterpillar Financial Services Corp., 5.750%, 02/15/12, MTN	3,130	3,380
Caterpillar Financial Services Corp., 6.125%, 02/17/14	2,400	2,705
CME Group, Inc., 5.750%, 02/15/14	3,900	4,281
Credit Suisse (USA), Inc., 6.500%, 01/15/12	5,450	5,926
General Electric Capital Corp., 2.800%, 01/08/13, MTN	2,325	2,353
General Electric Capital Corp., 4.800%, 05/01/13	5,700	6,057
Goldman Sachs Group, Inc. (The), 1.625%, 07/15/11	3,250	3,287
Goldman Sachs Group, Inc. (The), 5.450%, 11/01/12	1,810	1,957
JPMorgan Chase & Co., 2.200%, 06/15/12	4,900	4,996
JPMorgan Chase & Co., 5.750%, 01/02/13	5,625	6,105
MetLife Global Funding I, 5.125%, 04/10/13(b)	3,000	3,221
Morgan Stanley, 3.250%, 12/01/11	6,000	6,221
Morgan Stanley, 5.300%, 03/01/13	1,830	1,947
NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	810	806
Nissan Motor Acceptance Corp., 3.250%, 01/30/13(b)	1,105	1,116
Province of Ontario, 1.875%, 11/19/12	4,675	4,705
Prudential Financial, Inc., Ser D, 5.150%, 01/15/13, MTN	1,660	1,761
Rio Tinto Finance USA Ltd., 8.950%, 05/01/14	1,965	2,368
TD AMERITRADE Holding Corp., 4.150%, 12/01/14	1,115	1,122
Westpac Banking Corp., 2.250%, 11/19/12	1,100	1,108
Woodside Finance Ltd., 4.500%, 11/10/14(b)	1,800	1,844

		76,565

Electric (0.7%)
Alabama Power Co., 5.800%, 11/15/13	2,000	2,239
Dominion Resources, Inc., Ser B, 6.250%, 06/30/12	1,200	1,306

		3,545

Industrials (1.0%)
Dover Corp., 6.500%, 02/15/11	3,385	3,554
Ingersoll-Rand Global Holding Co. Ltd., 6.000%, 08/15/13	1,100	1,209

		4,763

Information Technology (0.3%)
Hewlett-Packard Co., 5.250%, 03/01/12	1,495	1,605

Insurance (1.7%)
Berkshire Hathaway, Inc., Ser 0001, 2.125%, 02/11/13	6,740	6,794
New York Life Global Funding, 4.650%, 05/09/13(b)	1,710	1,831

		8,625

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media (2.0%)
Comcast Corp., 5.300%, 01/15/14	2,140	2,301
Cox Communications, Inc., 7.750%, 11/01/10	1,495	1,551
News America Holdings, Inc., 9.250%, 02/01/13	1,770	2,080
Time Warner, Inc., 6.875%, 05/01/12	1,550	1,705
Time Warner, Inc., 5.400%, 07/02/12	2,090	2,243

		9,880

Metals (0.4%)
ArcelorMittal, 5.375%, 06/01/13	1,950	2,076

Oil & Gas (1.3%)
Apache Corp., 6.250%, 04/15/12	990	1,081
Devon Energy Corp., 5.625%, 01/15/14	1,500	1,641
Devon Financing Corp. ULC, 6.875%, 09/30/11	195	210
Weatherford International Ltd., 5.150%, 03/15/13	1,215	1,291
XTO Energy, Inc., 5.000%, 08/01/10	2,170	2,201

		6,424

Pharmaceuticals (0.9%)
Novartis Capital Corp., 1.900%, 04/24/13	1,025	1,024
Pfizer, Inc., 4.450%, 03/15/12	3,230	3,424

		4,448

Pipelines (2.1%)
CenterPoint Energy Resources Corp., 7.750%, 02/15/11	2,050	2,158
DCP Midstream LLC, 7.875%, 08/16/10	1,405	1,441
Energy Transfer Partners LP, 5.650%, 08/01/12	1,565	1,678
Kinder Morgan Energy Partners LP, 7.125%, 03/15/12	1,640	1,796
ONEOK Partners LP, 7.100%, 03/15/11	944	986
Plains All America Pipeline LP, 4.250%, 09/01/12	1,945	2,021
Williams Partners LP, 3.800%, 02/15/15(b)	550	549

		10,629

Retail (0.2%)
CVS Caremark Corp., 1.754%, 09/10/10(a)	825	829

Telecommunication Services (1.8%)
New Cingular Wireless Services, Inc., 8.125%, 05/01/12	4,020	4,536
Rogers Wireless, Inc., 9.625%, 05/01/11	1,748	1,895
Telefonica Emisiones S.A.U., 5.855%, 02/04/13	2,105	2,289

		8,720

Transportation (0.4%)
Union Pacific Corp., 6.650%, 01/15/11	1,900	1,982

Total Corporate Bonds		219,455

U.S. Government Agencies (8.1%)
Federal Home Loan Bank (1.0%)
1.625%, 01/21/11	5,000	5,044

Federal Home Loan Mortgage Corporation (5.1%)
1.700%, 06/29/11, Callable 06/29/10 @ 100	4,750	4,763
1.625%, 08/11/11, Callable 05/11/10 @ 100	4,070	4,076
2.050%, 05/11/12, Callable 05/11/10 @ 100	5,000	5,009
2.350%, 08/27/12, Callable 08/27/10 @ 100	5,975	6,020
1.700%, 12/17/12, Callable 12/17/10 @ 100	5,625	5,606

		25,474

Federal National Mortgage Association (2.0%)
3.375%, 05/19/11	7,000	7,219
3.000%, 09/29/14, Callable 09/29/11 @ 100	2,250	2,280

		9,499

Total U.S. Government Agencies		40,017

U.S. Government Agency Mortgages (10.8%)
Federal Home Loan Mortgage Corporation (1.5%)
5.591%, 01/25/12(a)	824	861
4.500%, 08/15/19	53	56
2.804%, 04/01/34(a)	647	666
6.134%, 09/01/36(a)	1,670	1,767
5.519%, 04/01/37(a)	3,968	4,206

		7,556

Federal National Mortgage Association (9.3%)
6.955%, 10/01/10	2,857	2,871
7.010%, 12/01/10	4,453	4,521

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Short-Term Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Federal National Mortgage Association—continued

5.620%, 02/01/12	3,995	4,233
4.826%, 01/01/13	1,237	1,317
4.926%, 02/01/13	1,904	2,023
5.100%, 02/01/13	7,115	7,678
4.498%, 08/01/13	2,659	2,803
4.972%, 10/01/13	4,426	4,722
5.392%, 09/01/14	3,525	3,842
5.970%, 08/01/16	4,878	5,439
6.000%, 12/25/30(c)	2,610	2,747
2.923%, 10/01/33(a)	450	464
2.894%, 05/01/35(a)	3,081	3,174

		45,834

Total U.S. Government Agency Mortgages		53,390

U.S. Treasury Obligations (9.9%)
U.S. Treasury Notes (9.9%)
2.375%, 08/31/10	15,385	15,522
1.500%, 10/31/10	11,916	11,999
0.875%, 04/30/11	5,398	5,420
1.750%, 11/15/11	3,250	3,299
1.000%, 03/31/12	1,550	1,549
1.375%, 01/15/13	2,675	2,667
1.375%, 02/15/13	875	871
2.375%, 02/28/15	5,350	5,313
2.500%, 03/31/15	2,420	2,413

Total U.S. Treasury Obligations		49,053

Short-Term Investment (0.2%)
RidgeWorth Funds Securities Lending Joint Account(e)(f)	1,158	1,158

Total Short-Term Investment		1,158

Money Market Funds (6.7%)
Federated Government Obligations Money Market Fund	8,502,881	8,503
RidgeWorth Institutional Cash Management Money Market Fund(e)	22,041,275	22,041
RidgeWorth Institutional U.S. Government Securities Money Market Fund(e)	2,817,629	2,818

Total Money Market Funds		33,362

Total Investments (Cost $493,564)(g) — 100.9%		500,095
Liabilities in excess of other assets — (0.9)%		(4,539)

Net Assets — 100.0%		$495,556

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/ subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.0% of net assets as of March 31, 2010.

(c)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(d)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $1,121.

(e)	Affiliated investment.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(g)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

ULC	— Unlimited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Short-Term U.S. Treasury Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (99.2%)
U.S. Treasury Notes (99.2%)
2.375%, 08/31/10	3,230	3,259
4.500%, 11/15/10	4,000	4,104
0.875%, 04/30/11	4,830	4,850
1.750%, 11/15/11	6,450	6,547
4.625%, 02/29/12	10,000	10,698
1.750%, 08/15/12	4,000	4,049
4.125%, 08/31/12	2,000	2,137
1.375%, 01/15/13	3,800	3,788
3.125%, 04/30/13	3,000	3,136
2.000%, 11/30/13	1,025	1,027
1.875%, 04/30/14	1,275	1,260
2.375%, 02/28/15	575	571

Total U.S. Treasury Obligations		45,426

Money Market Fund (0.3%)
Federated U.S. Treasury Cash Reserves Fund	119,106	119

Total Money Market Fund		119

Total Investments (Cost $44,869)(a) — 99.5%		45,545
Other assets in excess of liabilities — 0.5%		224

Net Assets — 100.0%		$45,769

(a)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Security (0.1%)
Home Equity (0.1%)
Chase Funding Mortgage Loan Asset-Backed, Ser 2002-2, Cl 1A6, 5.214%, 08/25/13	785	755

Total Asset-Backed Security		755

Collateralized Mortgage Obligations (9.0%)
Asset Securitization Corp., Ser 1997-D5, Cl A4, 6.478%, 02/14/43(a)	4,532	4,895
Banc of America Commercial Mortgage, Inc., Ser 2005-3, Cl A3B, 5.090%, 07/10/43(a)	3,902	3,893
Banc of America Commercial Mortgage, Inc., Ser 2005-6, Cl A4, 5.179%, 09/10/47(a)	5,438	5,660
Banc of America Commercial Mortgage, Inc., Ser 2006-5, Cl A3, 5.390%, 02/10/14	15	16
CS First Boston Mortgage Securities Corp., Ser 2001-CP4, Cl A4, 6.180%, 12/15/35	45	47
CS First Boston Mortgage Securities Corp., Ser 2005-C5, Cl A3, 5.100%, 08/15/38(a)	4,070	4,240
CS First Boston Mortgage Securities Corp., Ser 2005-C6, Cl AM, 5.230%, 12/15/40(a)	2,515	2,349
Federal Home Loan Mortgage Corporation, Ser 2708, Cl ZD, 5.500%, 11/15/33	764	789
Federal Home Loan Mortgage Corporation, Ser 3347, Cl AK, 5.000%, 07/15/37	4,000	4,252
Federal Home Loan Mortgage Corporation, Ser 3351, Cl ZC, 5.500%, 07/15/37	1,066	1,094
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A4, 4.819%, 01/10/38	940	983
Government National Mortgage Association, Ser 2006-10, Cl ZT, 6.000%, 03/20/36	1,268	1,381
Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl AM, 5.277%, 04/10/37(a)	3,881	3,578
GS Mortgage Securities Corp. II, Ser 2005-GG4, Cl A4, 4.761%, 07/10/39	8,111	8,049
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP3, Cl A4B, 4.996%, 08/15/42(a)	1,694	1,556
LB-UBS Commercial Mortgage Trust, Ser 2005-C3, Cl AM, 4.794%, 07/15/40	423	390
LB-UBS Commercial Mortgage Trust, Ser 2005-C5, Cl AM, 5.017%, 09/15/40	4,271	3,988
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.474%, 11/15/30(a)	3,736	3,882
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A4, 5.197%, 11/15/30(a)	2,581	2,645
Nomura Asset Securities Corp., Ser 1998-D6, Cl A2, 6.586%, 03/15/30(a)	2,789	3,153
RBSCF Trust, Ser 2009-RR2, Cl JPB, 5.336%, 12/16/16(a)(b)	4,193	3,648
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl AMFX, 5.179%, 07/15/42(a)	4,590	4,235
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl AM, 5.209%, 10/15/44(a)	1,564	1,465

Total Collateralized Mortgage Obligations		66,188

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Corporate Bonds (32.4%)
Advertising (0.0%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/10 @ 102.53	160	164
Interpublic Group Cos., Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105	60	68

		232

Aerospace/Defense (0.7%)
Boeing Co. (The), 5.125%, 02/15/13	1,202	1,302
General Dynamics Corp., 5.250%, 02/01/14	870	956
Spirit AeroSystems Holdings, Inc., 7.500%, 10/01/17, Callable 10/01/13 @ 103.75(b)	100	103
Triumph Group, Inc., 8.000%, 11/15/17, Callable 11/15/13 @ 104	40	40
United Technologies Corp., 6.125%, 02/01/19	2,336	2,627

		5,028

Airlines (0.1%)
Delta Air Lines, Inc., 9.500%, 09/15/14, Callable 09/15/11 @ 107.12(b)	360	378
Delta Air Lines, Inc., 12.250%, 03/15/15, Callable 03/15/12 @ 108.81(b)	105	112

		490

Auto Parts & Equipment (0.1%)
Affinia Group, Inc., 10.750%, 08/15/16, Callable 08/15/12 @ 108.06(b)	30	33
American Axle & Manufacturing, Inc., 9.250%, 01/15/17, Callable 01/15/14 @ 104.63(b)	135	144
Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16, Callable 05/15/12 @ 107.88	210	227
Lear Corp., 7.875%, 03/15/18, Callable 03/15/14 @ 103.94	25	25
Lear Corp., 8.125%, 03/15/20, Callable 03/15/15 @ 104.06	25	25
Navistar International Corp., 8.250%, 11/01/21, Callable 11/01/14 @ 104.13	75	77
TRW Automotive, Inc., 8.875%, 12/01/17, Callable 12/01/13 @ 104.44(b)	85	88

		619

Banks (1.5%)
Bank of New York Mellon (The), Ser G, MTN, 4.950%, 11/01/12	1,570	1,702
Bank of New York Mellon (The), Ser G, MTN, 4.500%, 04/01/13	701	749
Bank of Nova Scotia, 3.400%, 01/22/15	1,465	1,475
Barclays Bank PLC, 2.500%, 01/23/13	1,317	1,318
Barrick International Bank Corp., 6.350%, 10/15/36(b)	875	890
Commonwealth Bank of Australia, 3.500%, 03/19/15(b)	2,673	2,654
Northern Trust Corp., 5.200%, 11/09/12	1,707	1,852

		10,640

Beverages (1.0%)
Anheuser-Busch InBev NV, 3.000%, 10/15/12	1,909	1,960
Anheuser-Busch InBev NV, 8.200%, 01/15/39(b)	1,114	1,437
Diageo Capital PLC, 5.200%, 01/30/13	806	872
PepsiCo, Inc., 7.900%, 11/01/18	1,169	1,448
SABMiller PLC, 6.200%, 07/01/11(b)	1,636	1,725

		7,442

Building (0.0%)
KB Home, 9.100%, 09/15/17	55	58

Building Materials (0.0%)
USG Corp., 9.750%, 08/01/14(b)	60	64
USG Corp., 9.500%, 01/15/18(c)	25	25

		89

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Chemicals (0.3%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	775	811
Compass Minerals International, Inc., 8.000%, 06/01/19, Callable 06/01/14 @ 104(b)	60	62
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	1,296	1,404
Georgia Gulf Corp., 9.000%, 01/15/17, Callable 01/15/14 @ 104.50(b)	50	52
Huntsman International LLC, 5.500%, 06/30/16(b)	45	41
Nova Chemicals Corp., 8.625%, 11/01/19, Callable 11/01/14 @ 104.31(b)	45	46
Solutia, Inc., 8.750%, 11/01/17, Callable 11/01/13 @ 104.38	40	42
Solutia, Inc., 7.875%, 03/15/20, Callable 03/15/15 @ 103.94	70	71

		2,529

Coal (0.1%)
Arch Coal, Inc., 8.750%, 08/01/16, Callable 08/01/13 @ 104.38(b)	55	58
CONSOL Energy, Inc., 8.000%, 04/01/17, Callable 04/01/14 @ 104^(b)	160	164
CONSOL Energy, Inc., 8.250%, 04/01/20, Callable 04/01/15 @ 104.13^(b)	135	139
International Coal Group, Inc., 9.125%, 04/01/18, Callable 04/01/14 @ 104.56	50	51

		412

Commercial Services (1.1%)
Avis Budget Car Rental LLC, 9.625%, 03/15/18, Callable 03/15/14 @ 104.81(b)	95	99
Cenveo Corp., 8.875%, 02/01/18, Callable 02/01/14 @ 104.44(b)	70	71
Equinix, Inc., 8.125%, 03/01/18, Callable 03/01/14 @ 104.06	60	62
ERAC USA Finance Co., 5.800%, 10/15/12(b)	1,281	1,383
ERAC USA Finance Co., 5.600%, 05/01/15(b)	1,017	1,073
Geokinetics Holdings, Inc., 9.750%, 12/15/14, Callable 12/15/11 @ 104.88(b)	145	136
Hertz Corp., 8.875%, 01/01/14, Callable 04/30/10 @ 104.44	290	298
National Money Mart Co., 10.375%, 12/15/16, Callable 12/15/13 @ 105.19(b)	40	42
Norcraft Cos. LP/Finance Corp., 10.500%, 12/15/15, Callable 12/15/12 @ 105.25(b)	8	8
Reader’s Digest Association, Inc. (The), 9.500%, 02/15/17, Callable 02/15/13 @ 104(a)(b)(d)	225	230
RSC Equipment Rental, Inc., 10.000%, 07/15/17, Callable 07/15/13 @ 105(b)	50	53
Ticketmaster Entertainment, Inc., 10.750%, 08/01/16, Callable 08/01/12 @ 105.38	6	7
United Rentals NA, Inc., 9.250%, 12/15/19, Callable 12/15/14 @ 104.63	755	770
Veolia Environnement, 6.000%, 06/01/18	1,496	1,600
Xerox Corp., 5.500%, 05/15/12	822	872
Xerox Corp., 6.350%, 05/15/18	1,221	1,323

		8,027

Computers (0.6%)
Hewlett-Packard Co., 4.500%, 03/01/13	694	743
IBM Corp., 7.625%, 10/15/18	3,056	3,762
Seagate Technology International Co. Ltd., 10.000%, 05/01/14, Callable 05/01/13 @ 105(b)	20	23

		4,528

Consumer Staples (0.9%)
Dean Foods Co., 7.000%, 06/01/16	140	137

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Staples—continued

Jarden Corp., 7.500%, 01/15/20, Callable 01/15/15 @ 103.75	100	101
Kellogg Co., 4.250%, 03/06/13	1,052	1,111
Kimberly-Clark Corp., 7.500%, 11/01/18	510	619
Kroger Co. (The), 7.500%, 01/15/14	663	766
Procter & Gamble Co., 4.600%, 01/15/14	1,950	2,095
Revlon Consumer Products Corp., 9.750%, 11/15/15, Callable 11/15/12 @ 104.88(b)	55	57
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	180	182
SUPERVALU, Inc., 8.000%, 05/01/16	215	218
Walgreen Co., 4.875%, 08/01/13	976	1,063

		6,349

Diversified Financial Services (5.0%)
American General Finance Corp., Ser H, MTN, 5.375%, 10/01/12	120	113
American General Finance Corp., Ser I, MTN, 5.400%, 12/01/15	75	65
American General Finance Corp., Ser J, MTN, 6.900%, 12/15/17	750	657
Bank of America Corp., Ser K, 8.000%(e)	545	556
BP Capital Markets PLC, 5.250%, 11/07/13	2,783	3,062
Cemex Finance LLC, 9.500%, 12/14/16, Callable 12/14/13 @ 104.75(b)	100	104
CIT Group, Inc., 7.000%, 05/01/13, Callable 01/01/11 @ 102(d)	370	360
CIT Group, Inc., 7.000%, 05/01/14, Callable 01/01/11 @ 102	65	61
CIT Group, Inc., 7.000%, 05/01/15, Callable 01/01/11 @ 102	285	266
CIT Group, Inc., 7.000%, 05/01/16, Callable 01/01/11 @ 102	320	295
CIT Group, Inc., 7.000%, 05/01/17, Callable 01/01/11 @ 102	310	286
Citigroup Capital XXI, 8.300%, 12/21/57, Callable 12/21/37 @ 100(a)	240	243
CME Group, Inc., 5.400%, 08/01/13	1,350	1,473
CME Group, Inc., 5.750%, 02/15/14	1,187	1,303
CNG Holdings, Inc., 12.250%, 02/15/15, Callable 02/15/13 @ 106.12(b)	52	50
Credit Suisse (USA), Inc., 5.300%, 08/13/19	2,021	2,072
Ford Motor Credit Co. LLC, 7.800%, 06/01/12	100	104
Ford Motor Credit Co. LLC, 7.500%, 08/01/12	100	104
Ford Motor Credit Co. LLC, 7.000%, 10/01/13	25	26
Ford Motor Credit Co. LLC, 8.700%, 10/01/14	550	596
Ford Motor Credit Co. LLC, 8.125%, 01/15/20	100	105
Fund American Cos., Inc., 5.875%, 05/15/13	2,090	2,151
GMAC, Inc., 8.300%, 02/12/15(b)	80	84
GMAC, Inc., 8.000%, 03/15/20(b)	110	113
GMAC, Inc., 8.000%, 11/01/31	830	793
GMAC, Inc., Ser 8, 6.750%, 12/01/14	210	209
Icahn Enterprises LP, 8.000%, 01/15/18, Callable 01/15/14 @ 104(b)	400	386
ILFC E-Capital Trust II, 6.250%, 12/21/65, Callable 12/21/15 @ 100(a)(b)	100	77
International Lease Finance Corp., 8.625%, 09/15/15^(b)	160	164
International Lease Finance Corp., 8.750%, 03/15/17^(b)	195	199

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

International Lease Finance Corp., Ser R, MTN, 6.625%, 11/15/13	50	49
Jefferies Group, Inc., 8.500%, 07/15/19	1,833	2,033
JPMorgan Chase & Co., 6.300%, 04/23/19	2,964	3,271
Lazard Group LLC, 7.125%, 05/15/15	2,075	2,179
LBI Escrow Corp., 8.000%, 11/01/17, Callable 05/01/13 @ 106^(b)	215	223
Morgan Stanley, 7.300%, 05/13/19	1,795	1,983
Morgan Stanley, Ser F, MTN, 6.625%, 04/01/18	100	107
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	1,939	1,928
New Communications Holdings, Inc., 7.875%, 04/15/15^(b)	90	92
New Communications Holdings, Inc., 8.250%, 04/15/17^(b)	150	153
New Communications Holdings, Inc., 8.500%, 04/15/20^(b)	190	191
Provident Funding Association LP, 10.250%, 04/15/17, Callable 04/15/14 @ 105.13^(b)	160	161
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	869	955
Rio Tinto Finance (USA) Ltd., 7.125%, 07/15/28	1,990	2,278
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/10 @ 102.28	210	215
TIAA Global Markets, 5.125%, 10/10/12(b)	1,572	1,689
UPC Germany GmbH, 8.125%, 12/01/17, Callable 12/01/12 @ 108.12(b)	100	103
Woodside Finance Ltd., 8.750%, 03/01/19(b)	2,466	3,027

		36,714

Diversified Minerals (0.0%)
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	170	196
Teck Cominco Ltd., 6.125%, 10/01/35	10	9

		205

Diversified Operations (0.5%)
Amsted Industries, Inc., 8.125%, 03/15/18, Callable 03/15/14 @ 104.06(b)	175	175
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,995	2,248
Koppers, Inc., 7.875%, 12/01/19, Callable 12/01/14 @ 103.94(b)	12	12
Leucadia National Corp., 8.125%, 09/15/15	785	814
McJunkin Red Man Corp., 9.500%, 12/15/16, Callable 12/15/12 @ 107.12(b)	300	306

		3,555

Electric (2.3%)
AES Corp. (The), 7.750%, 03/01/14	165	169
AES Corp. (The), 9.750%, 04/15/16(b)	25	27
AES Corp. (The), 8.000%, 10/15/17	210	213
AES Ironwood LLC, 8.857%, 11/30/25	81	79
Alabama Power Co., 5.800%, 11/15/13	1,122	1,256
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	95	100
Calpine Corp., 7.250%, 10/15/17, Callable 10/15/13 @ 103.63(b)	255	251
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	452	532
E.ON International Finance BV, 5.800%, 04/30/18(b)	3,165	3,422
Edison Mission Energy, 7.500%, 06/15/13	200	173
Edison Mission Energy, 7.000%, 05/15/17	100	70
Edison Mission Energy, 7.200%, 05/15/19	175	121
Energy Future Holdings Corp., 10.000%, 01/15/20, Callable 01/15/15 @ 105(b)	130	136
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,388	1,511

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Georgia Power Co., 6.000%, 11/01/13	688	774
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38	65	68
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,229	1,238
NRG Energy, Inc., 8.500%, 06/15/19, Callable 06/15/14 @ 104.25	620	628
Pacific Gas & Electric Co., 8.250%, 10/15/18	323	394
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,418	1,460
Public Service Co. of Colorado, Ser 17, 6.250%, 09/01/37	780	841
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	193	200
Southern California Edison Co., 5.750%, 03/15/14	1,262	1,402
United Maritime Group LLC/ Finance Corp., 11.750%, 06/15/15, Callable 12/15/12 @ 105.88(b)	85	87
Virginia Electric & Power Co., 8.875%, 11/15/38	821	1,141
Wisconsin Power & Light Co., 6.375%, 08/15/37	749	795

		17,088

Electronics (0.0%)
Jabil Circuit, Inc., 7.750%, 07/15/16	55	58
Viasystems Group, Inc., 12.000%, 01/15/15, Callable 07/15/12 @ 106(b)	20	22

		80

Entertainment (0.1%)
Penn National Gaming, Inc., 8.750%, 08/15/19, Callable 08/15/14 @ 104.38(b)	160	162
Scientific Games International, Inc., 9.250%, 06/15/19, Callable 06/15/14 @ 104.63	260	275
Speedway Motorsports, Inc., 8.750%, 06/01/16, Callable 06/01/13 @ 104.38	90	96
Videotron Ltee, 6.875%, 01/15/14, Callable 04/30/10 @ 102.29	170	172
WMG Holdings Corp., 9.500%, 12/15/14, Callable 04/30/10 @ 104.75	85	86

		791

Environmental Control (0.0%)
Casella Waste Systems, Inc., 11.000%, 07/15/14, Callable 07/15/12 @ 105.50(b)	5	5

Forest Products & Paper (0.0%)
Boise Paper Holdings LLC/Finance Co., 9.000%, 11/01/17, Callable 11/01/13 @ 104.50(b)	50	53
NewPage Corp., 11.375%, 12/31/14, Callable 03/31/12 @ 105(d)	190	189
Verso Paper Holdings LLC, 11.500%, 07/01/14, Callable 01/01/12 @ 105(b)	55	59

		301

Health Care (0.6%)
Apria Healthcare Group, Inc., Ser A1, 11.250%, 11/01/14, Callable 11/01/11 @ 105.62(b)	200	218
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105	140	154
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44	385	398
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63	635	675
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)	60	65
HCA, Inc., 7.250%, 09/15/20, Callable 03/15/15 @ 103.63(b)	185	188
Inverness Medical Innovations, Inc., 7.875%, 02/01/16, Callable 02/01/13 @ 103.94	155	152

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Pfizer, Inc., 6.200%, 03/15/19	1,501	1,695
Tenet Healthcare Corp., 8.875%, 07/01/19, Callable 07/01/14 @ 104.44(b)	150	162
U.S. Oncology, Inc., 9.125%, 08/15/17, Callable 08/15/13 @ 104.56	70	73
Universal Hospital Services, Inc., PIK, 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	300	299

		4,079

Household Products/Wares (0.0%)
ACCO Brands Corp., 10.625%, 03/15/15, Callable 09/15/12 @ 105.31(b)	70	77

Industrials (0.0%)
Mohawk Industries, Inc., 6.125%, 01/15/16(c)	85	88

Information Technology (0.0%)
Zayo Group LLC, 10.250%, 03/15/17, Callable 03/15/13 @ 105.13(b)	220	222

Insurance (0.9%)
American International Group, Inc., 8.175%, 05/15/58, Callable 05/15/38 @ 100(a)	95	80
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,582	1,687
Berkshire Hathaway, Inc., 3.200%, 02/11/15	2,640	2,663
Genworth Financial, Inc., 6.150%, 11/15/66, Callable 11/15/16 @ 100(a)	40	31
Hartford Financial Services Group, Inc., 8.125%, 06/15/38, Callable 06/15/18 @ 100(a)	85	88
ING Capital Funding Trust III, 8.439%(e)	150	142
ING Groep NV, 5.775%(e)	70	60
Liberty Mutual Group, 7.800%, 03/15/37(b)	60	53
Liberty Mutual Group, 10.750%, 06/15/58, Callable 06/15/38 @ 100(a)(b)	60	67
Liberty Mutual Group, Ser B, 7.000%, 03/15/37, Callable 03/15/17 @ 100(a)(b)	65	55
Lincoln National Corp., 7.000%, 05/17/66, Callable 05/17/16 @ 100(a)	50	45
Lincoln National Corp., 6.050%, 04/20/67, Callable 04/20/17 @ 100(a)	35	29
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39(b)	1,226	1,330

		6,330

Lodging (0.2%)
Ameristar Casinos, Inc., 9.250%, 06/01/14, Callable 12/01/11 @ 104.63	220	230
Harrah’s Operating Co., Inc., 11.250%, 06/01/17, Callable 06/01/13 @ 105.62	75	81
MGM Mirage, Inc., 10.375%, 05/15/14(b)	395	436
MGM Mirage, Inc., 9.000%, 03/15/20, Callable 03/15/14 @ 104.50(b)	90	93
MTR Gaming Group, Inc., 12.625%, 07/15/14, Callable 07/15/11 @ 106.31(b)	60	58
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/10 @ 102.21(d)	80	80
Wynn Las Vegas LLC, 7.875%, 11/01/17, Callable 11/01/13 @ 103.94(b)	305	310

		1,288

Machinery Diversified (0.1%)
Altra Holdings, Inc., 8.125%, 12/01/16, Callable 12/01/12 @ 106.09(b)	30	30
Case New Holland, Inc., 7.750%, 09/01/13(b)	20	21
CPM Holdings, Inc., 10.625%, 09/01/14, Callable 09/01/12 @ 105.31(b)	30	32
Manitowoc Co., Inc. (The), 9.500%, 02/15/18, Callable 02/15/14 @ 104.75	125	130

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Machinery Diversified—continued

Terex Corp., 10.875%, 06/01/16, Callable 06/01/13 @ 105.44	230	255

		468

Materials (0.7%)
Newmont Mining Corp., 6.250%, 10/01/39	4,865	4,865
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(a)	205	214
Steel Dynamics, Inc., 7.625%, 03/15/20, Callable 03/15/15 @ 103.81(b)	130	133

		5,212

Media (1.0%)
Clear Channel Worldwide Holdings, Inc., Ser A, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(b)	50	52
Clear Channel Worldwide Holdings, Inc., Ser B, 9.250%, 12/15/17, Callable 12/15/12 @ 106.94(b)	275	287
DISH DBS Corp., 7.875%, 09/01/19	150	156
EchoStar DBS Corp., 7.750%, 05/31/15	70	73
EchoStar DBS Corp., 7.125%, 02/01/16	40	41
Media General, Inc., 11.750%, 02/15/17, Callable 02/15/14 @ 105.88(b)	130	128
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	90	92
Mediacom LLC/Capital Corp., 9.125%, 08/15/19, Callable 08/15/14 @ 104.56(b)	95	98
Salem Communications Corp., 9.625%, 12/15/16, Callable 12/15/13 @ 104.81	95	99
Sinclair Television Group, Inc., 9.250%, 11/01/17, Callable 11/01/13 @ 104.63(b)	170	179
Sirius XM Radio, Inc., 9.750%, 09/01/15, Callable 09/01/12 @ 104.88(b)	50	54
Sun Media Corp., 7.625%, 02/15/13, Calllable 2/15/11 @ 100	11	11
Thomson Reuters Corp., 5.950%, 07/15/13	320	354
Time Warner Cable, Inc., 8.250%, 02/14/14	1,273	1,494
Time Warner Cable, Inc., 5.850%, 05/01/17	3,266	3,497
Time Warner, Inc., 6.200%, 03/15/40	470	464
Univision Communications, Inc., 12.000%, 07/01/14, Callable 07/01/11 @ 106(b)	40	44

		7,123

Metals (0.5%)
ArcelorMittal, 6.125%, 06/01/18	1,662	1,745
ArcelorMittal, 9.850%, 06/01/19	1,168	1,484
Barrick Gold Corp., 6.950%, 04/01/19	497	569

		3,798

Miscellaneous Manufacturer (1.1%)
Bombardier, Inc., 8.000%, 11/15/14, Callable 11/15/10 @ 104(b)	75	79
Bombardier, Inc., 7.500%, 03/15/18(b)	50	52
Bombardier, Inc., 7.750%, 03/15/20(b)	75	78
General Electric Co., 5.000%, 02/01/13	3,538	3,814
General Electric Co., 5.250%, 12/06/17	955	1,002
Siemens Financierings NV, 6.125%, 08/17/26(b)	989	1,052
Wesfarmers Ltd., 6.998%, 04/10/13(b)	1,634	1,785

		7,862

Oil & Gas (2.4%)
Antero Resources Finance Corp., 9.375%, 12/01/17, Callable 12/01/13 @ 104.69(b)	180	185

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Aquilex Holdings LLC/Aquilex Finance, 11.125%, 12/15/16, Callable 12/15/13 @ 105.56(b)	80	86
Bill Barrett Corp., 9.875%, 07/15/16, Callable 07/15/13 @ 104.94	100	108
Chesapeake Energy Corp., 9.500%, 02/15/15	175	190
Chesapeake Energy Corp., 6.375%, 06/15/15, Callable 12/15/10 @ 102.125	65	64
Chesapeake Energy Corp., 6.500%, 08/15/17	25	24
Chesapeake Energy Corp., 7.250%, 12/15/18	210	210
Chesapeake Energy Corp., 6.875%, 11/15/20	35	34
Coffeyville Resources LLC, 9.000%, 04/01/15, Callable 04/01/12 @ 106.75^(b)	110	112
Coffeyville Resources LLC, 10.875%, 04/01/17, Callable 04/01/13 @ 108.16^(b)	70	70
Encore Acquisition Co., 9.500%, 05/01/16, Callable 05/01/13 @ 104.75	75	81
Halliburton Co., 6.150%, 09/15/19	942	1,056
Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94	35	37
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20, Callable 04/15/15 @ 104.31^(b)	190	190
Niska Gas Storage Partners LLC, 8.875%, 03/15/18, Callable 03/15/14 @ 104.44(b)	235	240
OPTI Canada, Inc., 9.000%, 12/15/12, Callable 12/15/10 @ 102(b)	110	113
Penn Virginia Corp., 10.375%, 06/15/16, Callable 06/15/13 @ 105.19	50	54
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	225	235
Pioneer Drilling Co., 9.875%, 03/15/18, Callable 03/15/14 @ 104.94(b)	110	109
Pioneer Natural Resources Co., 6.650%, 03/15/17	65	65
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	115	116
Plains Exploration & Production Co., 8.625%, 10/15/19, Callable 10/15/14 @ 104.31	30	32
Praxair, Inc., 1.750%, 11/15/12	3,449	3,454
Praxair, Inc., 4.625%, 03/30/15	1,881	2,005
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	75	77
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17, Callable 03/15/14 @ 105.94(b)	90	92
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(b)	170	162
SandRidge Energy, Inc., 8.750%, 01/15/20, Callable 01/15/15 @ 104.38(b)	125	122
Shell International Finance BV, 6.375%, 12/15/38	3,492	3,845
Tesoro Corp., 9.750%, 06/01/19, Callable 06/01/14 @ 104.88	55	58
Transocean, Inc., 6.000%, 03/15/18	522	568
Transocean, Inc., 6.800%, 03/15/38	1,175	1,319
Weatherford International Ltd., 9.625%, 03/01/19	1,046	1,324
Weatherford International Ltd., 6.500%, 08/01/36	884	878
Western Refining, Inc., 10.750%, 06/15/14, Callable 12/15/11 @ 105(a)(b)	35	32

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Western Refining, Inc., 11.250%, 06/15/17, Callable 06/15/13 @ 105.62(b)	440	396

		17,743

Packaging & Containers (0.0%)
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/10 @ 101.58	85	87
Graphic Packaging International, Inc., 9.500%, 06/15/17, Callable 06/15/13 @ 104.75	40	43
Plastipak Holdings, Inc., 10.625%, 08/15/19, Callable 08/15/14 @ 105.31(b)	35	39
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(b)	20	22

		191

Pharmaceuticals (2.2%)
Abbott Laboratories, 5.600%, 11/30/17	2,541	2,797
AstraZeneca PLC, 6.450%, 09/15/37	2,426	2,700
BioScrip, Inc., 10.250%, 10/01/15, Callable 04/01/13 @ 105.13(b)	50	51
Covidien International Finance SA, 6.000%, 10/15/17	1,505	1,650
Express Scripts, Inc., 5.250%, 06/15/12	1,740	1,855
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,655	1,797
Novartis Securities Investment Ltd., 5.125%, 02/10/19	894	947
PharmaNet Development Group, Inc., 10.875%, 04/15/17, Callable 04/15/14 @ 105.44^(b)	160	162
Rite Aid Corp., 7.500%, 03/01/17, Callable 03/01/12 @ 103.75	85	79
Roche Holdings, Inc., 7.000%, 03/01/39(b)	1,925	2,287
Schering-Plough Corp., 6.550%, 09/15/37	1,132	1,293
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	638	662
Valeant Pharmaceuticals International, 8.375%, 06/15/16, Callable 06/15/12 @ 104.19(b)	40	42

		16,322

Pipelines (1.9%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,376	1,576
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	110	112
Dynegy Holdings, Inc., 7.500%, 06/01/15	595	494
Dynegy Holdings, Inc., 7.750%, 06/01/19	130	98
El Paso Corp., 7.875%, 06/15/12	230	244
El Paso Corp., 7.000%, 06/15/17	35	36
El Paso Corp., 7.250%, 06/01/18	15	15
El Paso Corp., MTN, 8.250%, 02/15/16	100	107
El Paso Corp., Ser G, MTN, 8.050%, 10/15/30	30	30
El Paso Corp., Ser G, MTN, 7.800%, 08/01/31	35	34
El Paso Corp., Ser G, MTN, 7.750%, 01/15/32	275	270
El Paso Natural Gas, 5.950%, 04/15/17	473	493
Energy Transfer Partners LP, 9.000%, 04/15/19	1,616	1,984
Energy Transfer Partners LP, 7.500%, 07/01/38	961	1,076
Enterprise Products Operating LP, 5.250%, 01/31/20	2,522	2,545
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35	944	888
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	350	359

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Regency Energy Partners LP, 9.375%, 06/01/16, Callable 06/01/13 @ 104.69(b)	60	64
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,099	1,194
Southern Natural Gas Co., 5.900%, 04/01/17(b)	369	384
TransCanada Pipelines, 7.625%, 01/15/39	1,276	1,555
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	365	397

		13,955

Real Estate Investment Trusts (0.5%)
Digital Realty Trust LP, 5.875%, 02/01/20(b)	539	527
FelCor Lodging LP, 10.000%, 10/01/14(d)	60	62
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	2,620	2,688
Host Hotels & Resorts LP, 9.000%, 05/15/17, Callable 05/15/13 @ 104.50(b)	200	216
Reckson Operating Partnership LP, 7.750%, 03/15/20(b)	145	147

		3,640

Retail (1.2%)
Ferrellgas Partners LP, 9.125%, 10/01/17, Callable 10/01/13 @ 104.56(b)	30	31
Macy’s Retail Holdings, Inc., 5.875%, 01/15/13	20	21
Macy’s Retail Holdings, Inc., 5.750%, 07/15/14	100	102
Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	525	524
QVC, Inc., 7.500%, 10/01/19, Callable 10/01/14 @ 103.75(b)	80	82
Tesco PLC, 5.500%, 11/15/17(b)	1,963	2,103
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17, Callable 07/15/13 @ 105.38(b)	110	123
Toys “R” Us Property Co. LLC, 8.500%, 12/01/17, Callable 12/01/13 @ 104.25(b)	290	301
Wal-Mart Stores, Inc., 5.250%, 09/01/35	425	406
Wal-Mart Stores, Inc., 6.500%, 08/15/37	4,560	5,055

		8,748

Semiconductors (0.0%)
Advanced Micro Devices, Inc., 8.125%, 12/15/17, Callable 12/15/13 @ 104.06(b)	35	36
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	190	201

		237

Software (0.3%)
Oracle Corp., 5.750%, 04/15/18	1,884	2,066

Telecommunication Services (3.7%)
AT&T, Inc., 4.950%, 01/15/13	1,499	1,610
AT&T, Inc., 5.100%, 09/15/14	1,599	1,730
AT&T, Inc., 6.450%, 06/15/34	786	802
CC Holdings GS V LLC, 7.750%, 05/01/17, Callable 05/01/13 @ 103.88(b)	1,494	1,628
Cellco Partnership/Verizon Wireless, 5.550%, 02/01/14	1,362	1,488
Cincinnati Bell, Inc., 8.250%, 10/15/17, Callable 10/15/13 @ 104.13	180	182
Cisco Systems, Inc., 5.500%, 02/22/16	1,308	1,458
Cisco Systems, Inc., 4.450%, 01/15/20	512	509
Cisco Systems, Inc., 5.500%, 01/15/40	2,265	2,172
Clearwire Communication LLC/Finance, Inc., 12.000%, 12/01/15, Callable 12/01/12 @ 106(b)	10	10
Comcast Corp., 6.450%, 03/15/37	780	794
Cricket Communications, Inc., 7.750%, 05/15/16, Callable 05/15/12 @ 105.81	5	5
DigitalGlobe, Inc., 10.500%, 05/01/14, Callable 05/01/12 @ 105.25(b)	160	172

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Frontier Communications Corp., 8.250%, 05/01/14	110	115
GeoEye, Inc., 9.625%, 10/01/15, Callable 10/01/13 @ 104.81(b)	225	230
Global Crossing (UK) Finance PLC, 10.750%, 12/15/14, Callable 12/15/10 @ 103.58	75	79
Global Crossing Ltd., 12.000%, 09/15/15, Callable 09/15/12 @ 106(b)	240	266
Hughes Network Systems LLC/HNS Finance Corp., 9.500%, 04/15/14, Callable 04/15/10 @ 104.75	50	51
Inmarsat Finance PLC, 7.375%, 12/01/17, Callable 12/01/13 @ 103.69(b)	100	104
Intelsat Jackson Holdings Ltd., 8.500%, 11/01/19, Callable 11/01/14 @ 104.25(b)	600	630
Intelsat Subsidiary Holding Co. Ltd., 8.500%, 01/15/13, Callable 04/30/10 @ 102.13	170	173
Level 3 Financing, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63	45	44
Level 3 Financing, Inc., 8.750%, 02/15/17, Callable 02/15/12 @ 104.38	135	124
Level 3 Financing, Inc., 10.000%, 02/01/18, Callable 02/01/14 @ 105(b)	415	396
Nextel Communications, Inc., Ser D, 7.375%, 08/01/15, Callable 08/01/10 @ 100.92	585	556
Nextel Communications, Inc., Ser E, 6.875%, 10/31/13, Callable 10/31/10 @ 100.86	40	39
NII Capital Corp., 8.875%, 12/15/19, Callable 12/15/14 @ 104.44(b)	155	160
Paetec Holding Corp., 8.875%, 06/30/17, Callable 06/30/13 @ 104.44	40	41
Qwest Communications International, Inc., 8.000%, 10/01/15, Callable 10/01/12 @ 104(b)	355	378
Qwest Communications International, Inc., 7.125%, 04/01/18, Callable 04/01/13 @ 103.56(b)	295	305
Qwest Corp., 7.250%, 10/15/35, Callable 10/15/15 @ 101.94	100	97
Rogers Wireless, Inc., 7.500%, 03/15/15	919	1,073
Sable International Finance Ltd., 7.750%, 02/15/17, Callable 02/15/14 @ 103.88(b)	100	104
Sprint Capital Corp., 8.750%, 03/15/32	320	297
Sprint Nextel Corp., 8.375%, 08/15/17	75	75
Verizon Communications, Inc., 5.250%, 04/15/13	1,081	1,181
Verizon Communications, Inc., 5.550%, 02/15/16	1,363	1,490
Verizon Communications, Inc., 8.950%, 03/01/39	1,493	2,025
Viasat, Inc., 8.875%, 09/15/16, Callable 09/15/12 @ 106.66(b)	325	332
Virgin Media Finance PLC, 8.750%, 04/15/14, Callable 04/15/10 @ 102.92	29	30
Virgin Media Finance PLC, 8.375%, 10/15/19, Callable 10/15/14 @ 104.19	150	154
Virgin Media Finance PLC, Ser 1, 9.500%, 08/15/16, Callable 08/15/13 @ 104.75	100	109
Vodafone Group PLC, 5.500%, 06/15/11	2,207	2,314
Wind Acquisition Finance SA, 12.000%, 12/01/15, Callable 12/01/10 @ 105.38(b)	175	189
Wind Acquisition Finance SA, 11.750%, 07/15/17, Callable 07/15/13 @ 105.88(b)	210	232

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Wind Acquisition Finance SA, 12.250%, 07/15/17, Callable 07/15/13 @ 106.12(b)	725	718
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	65	67
Windstream Corp., 7.875%, 11/01/17	130	128

		26,866

Transportation (0.8%)
General Maritime Corp., 12.000%, 11/15/17, Callable 11/15/13 @ 106(b)	70	75
Martin Midstream Partners LP/Finance Corp., 8.875%, 04/01/18, Callable 04/01/14 @ 104.44(b)	100	101
Overseas Shipholding Group, Inc., 8.125%, 03/30/18	90	89
Paccar, Inc., 6.375%, 02/15/12	1,275	1,384
RailAmerica, Inc., 9.250%, 07/01/17, Calllable 07/01/13 @ 104.63	240	256
Royal Caribbean Cruises Ltd., 8.750%, 02/02/11	15	16
Royal Caribbean Cruises Ltd., 7.000%, 06/15/13	5	5
Royal Caribbean Cruises Ltd., 6.875%, 12/01/13	10	10
Royal Caribbean Cruises Ltd., 11.875%, 07/15/15	105	124
Teekay Corp., 8.500%, 01/15/20	95	99
Union Pacific Corp., 7.875%, 01/15/19	3,217	3,865

		6,024

Total Corporate Bonds		237,521

Convertible Corporate Bonds (0.1%)
Diversified Financial Services (0.1%)
AmeriCredit Corp., 0.750%, 09/15/11	110	110
Jefferies Group, Inc., 3.875%, 11/01/29, Callable 11/01/17 @ 100	70	70

Total Convertible Corporate Bonds		180

U.S. Government Agency Mortgages (24.5%)
Federal Home Loan Mortgage Corporation (6.0%)
4.500%, 06/01/19	389	409
4.500%, 07/01/19	5,320	5,592
4.500%, 02/01/20	667	702
5.500%, 07/15/34	1,953	1,943
6.000%, 02/01/37	2,082	2,239
6.500%, 06/01/38	2,057	2,238
5.500%, 04/15/40^	18,056	19,066
6.000%, 05/15/40, TBA^	10,054	10,753

		42,942

Federal National Mortgage Association (18.5%)
5.500%, 09/01/19	1,710	1,843
4.500%, 12/01/20	6,293	6,537
5.000%, 01/01/22	2,421	2,565
5.000%, 05/01/23	2,169	2,307
5.500%, 01/01/24	593	630
4.500%, 01/01/25	2,621	2,723
6.000%, 02/01/28	1,011	1,079
6.000%, 10/01/28	3,464	3,697
5.000%, 11/01/29	11,995	12,477
5.000%, 03/01/30	5,556	5,779
5.500%, 09/01/34	9,360	9,913
6.000%, 10/01/35	2,024	2,152
6.000%, 12/01/35	468	498
6.500%, 09/01/36	186	204
6.500%, 09/01/38	5,778	6,268
6.500%, 06/25/40, TBA^	72,274	77,875

		136,547

Total U.S. Government Agency Mortgages		179,489

U.S. Treasury Obligations (31.6%)
U.S. Treasury Bonds (2.2%)
6.875%, 08/15/25(f)	6,543	8,362
4.375%, 11/15/39	8,500	8,038

		16,400

U.S. Treasury Notes (29.4%)
2.125%, 04/30/10(f)	38,266	38,326
2.875%, 06/30/10(f)	45,986	46,293
2.125%, 11/30/14	16,852	16,631
3.750%, 11/15/18(f)	65,525	66,021
3.625%, 02/15/20(f)	49,117	48,280

		215,551

Total U.S. Treasury Obligations		231,951

Preferred Stock (0.0%)
Diversified Financial Services (0.0%)
Citigroup Capital XII, 8.500%, Callable 03/30/15 @ 25	4,000	100

Total Preferred Stock		100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Units (0.0%)
Commercial Services (0.0%)
Alion Science & Technology Corp.(g)	50	51

Information Technology (0.0%)
Stratus Technologies, Inc.,^(b)(h)	60	58

Total Units		109

Short-Term Investment (0.1%)
RidgeWorth Funds Securities Lending Joint Account(i)(j)	970	970

Total Short-Term Investment		970

Money Market Fund (16.8%)
RidgeWorth Institutional Cash Management Money Market Fund(j)	123,510,231	123,510

Total Money Market Fund		123,510

Total Investments (Cost $819,456)(k) — 114.6%		840,773
Liabilities in excess of other assets — (14.6)%		(106,935)

Net Assets — 100.0%		$733,838

^	Denotes security purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/
subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.8% of net assets as of March 31, 2010.

(c)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(d)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $931.

(e)	Perpetual maturity.

(f)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(g)	Each unit consists of $1,000 principal amount of 12.000% senior secured notes due on November 1, 2014 and one warrant to purchase 1.9439 shares of common stock.

(h)	Each unit consists of $480 principal amount of 12.000% senior secured notes of Stratus Technologies Bermuda, Ltd. due on March 29, 2015, $520 principal amount of 12.000% senior secured notes of Stratus Technologies Inc. due on March 29, 2015, 20.61 shares of common stock and 4.69 shares of preferred stock.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(j)	Affiliated investment.

(k)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN	— Medium Term Note

PIK	— Payment in-kind

TBA	— To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Total Return Bond Fund — concluded

Credit Default Swap Agreements — Buy Protection

					Upfront		Unrealized
		Notional	Fixed	Expiration	Payments		Appreciation/
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Made (Received)($)	Value($)	Depreciation($)
Allstate Corp.	JPMorgan	4,055	1.00	06/20/15	(52)	(64)	(12)
Bristol-Myers Squibb Co.	JPMorgan	4,055	1.00	06/20/15	(109)	(106)	3
Citibank N.A.	Credit Suisse First Boston	4,145	1.00	06/20/15	116	107	(9)
Emerging Markets CDX Indices, Series 12	JPMorgan	6,005	5.00	12/20/14	(621)	(702)	(81)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	566	5.00	12/20/14	(57)	(66)	(9)
Emerging Markets CDX Indices, Series 12	Morgan Stanley	3,095	5.00	12/20/14	(313)	(362)	(49)
Emerging Markets CDX Indices, Series 12	Barclays Bank PLC	13,025	5.00	12/20/14	(1,348)	(1,524)	(176)
Kingdom of Belgium	Deutsche Bank	1,675	1.00	09/20/15	(40)	(37)	3
Kingdom of Norway	Morgan Stanley	1,749	0.25	06/20/15	(8)	(7)	1
Kingdom of Norway	Goldman Sachs	1,749	0.25	09/20/15	(5)	(7)	(2)
	Credit Suisse First
Kingdom of Spain	Boston	7,510	1.00	06/20/15	(9)	66	75
Kingdom of Spain	Deutsche Bank	7,950	1.00	06/20/15	(3)	69	72
Kingdom of Spain	Morgan Stanley	1,205	1.00	06/20/15	(11)	11	22
Kingdom of Spain	Morgan Stanley	5,005	1.00	06/20/15	(9)	44	53
Monsanto Co.	JPMorgan	4,055	1.00	06/20/15	(89)	(97)	(8)
Republic of Ireland	Morgan Stanley	7,950	1.00	06/20/15	73	174	101
Republic of Ireland	JPMorgan	7,510	1.00	06/20/15	15	164	149
Republic of Ireland	Morgan Stanley	7,715	1.00	06/20/15	67	169	102
Republic of Ireland	Morgan Stanley	1,827	1.00	06/20/15	61	40	(21)
Republic of Portugal	Barclays Bank PLC	7,510	1.00	06/20/15	67	159	92
Republic of Portugal	Goldman Sachs	14,505	1.00	06/20/15	122	307	185
Republic of Portugal	Deutsche Bank	7,950	1.00	06/20/15	64	168	104
Republic of Portugal	Deutsche Bank	3,485	1.00	09/20/15	33	77	44

					(2,056)	(1,417)	639

As the buyer of protection, the Funds pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

At March 31, 2010, liquid assets totaling $353, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2010.

The notional amount of Credit Default Swap contracts totaled $124,296, in thousands, as of March 31, 2010. The monthly average notional amount for Credit Default Swap contracts totaled $66,901, in thousands, for the year ended March 31, 2010.

Forward Foreign Currency Contracts

At March 31, 2010, the Fund’s forward foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value in	Market	Appreciation/
Currency	Date	Currency	USD($)	Value($)	(Depreciation)($)

Short:
Colombian Peso	04/08/10	233,181	117	121	(4)
Czech Republic Koruna	05/24/10	3,085	165	164	1
Euro	05/10/10	13,666	18,710	18,458	252
Euro	05/17/10	11,314	15,399	15,280	119
Euro	05/17/10	316	430	426	4
Euro	05/17/10	129	177	174	3
Euro	06/07/10	10,798	14,791	14,583	208
Euro	05/17/10	124	170	168	2
Euro	05/17/10	2,430	3,309	3,281	28
Hungarian Forint	05/05/10	44,726	229	227	2
Japanese Yen	06/07/10	653,407	7,395	6,993	402
Japanese Yen	06/07/10	30,125	340	322	18

Total Short Contracts			$61,231	$60,197	$1,035

Long:
Colombian Peso	04/08/10	233,181	121	121	—

Total Long Contracts			$121	$121	$—

The total amount of USD forward foreign currency contracts outstanding was $61,110, in thousands, as of March 31, 2010. The monthly average of USD forward foreign currency contract trading activity was $31,284, in thousands, for the year ended March 31, 2010.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (6.8%)
Automobiles (2.9%)
BMW Vehicle Lease Trust, Ser 2009-1, Cl A2, 2.040%, 04/15/11	176	176
Ford Credit Auto Owner Trust, Ser 2009-B, Cl A2, 2.100%, 11/15/11	902	906
Ford Credit Auto Owner Trust, Ser 2009-D, Cl A3, 2.170%, 10/15/13	155	157
Ford Credit Auto Owner Trust, Ser 2009-E, Cl A2, 0.800%, 03/15/12	780	781
Honda Auto Receivables Owner Trust, Ser 2009-3, Cl A2, 1.500%, 08/15/11	350	351
Nissan Auto Lease Trust, Ser 2009-B, Cl A2, 1.220%, 09/15/11	270	271

		2,642

Credit Card (3.9%)
American Express Credit Account Master Trust, Ser 2009-1, Cl A, 1.580%, 12/15/14(a)	1,100	1,125
Chase Issuance Trust, Ser 2005-A2, Cl A2, 0.300%, 12/15/14(a)	905	901
Discover Card Master Trust, Ser 2008-A3, Cl A3, 5.100%, 10/15/13	400	417
Discover Card Master Trust, Ser 2009-A1, Cl A1, 1.530%, 12/15/14(a)	780	788
GE Capital Credit Card Master Note Trust, Ser 2009-3, Cl A, 2.540%, 09/15/14	385	390

		3,621

Total Asset-Backed Securities		6,263

Certificate of Deposit (0.8%)
Banks (0.8%)
Deutsche Bank NY, 0.551%, 01/19/12(a)	750	750

Total Certificates of Deposit		750

Collateralized Mortgage Obligations (22.4%)
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 3A1, 4.933%, 08/25/35(a)	244	212
Adjustable Rate Mortgage Trust, Ser 2005-7, Cl 7A21, 0.496%, 10/25/35(a)	222	145
Banc of America Commercial Mortgage, Inc., Ser 2003-1, Cl A1, 3.878%, 09/11/36	197	200
Banc of America Commercial Mortgage, Inc., Ser 2004-3, Cl A4, 5.176%, 06/10/39	650	662
Banc of America Mortgage Securities, Ser 2003-F, Cl 1A1, 4.123%, 07/25/33(a)	651	596
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	76	76
Citicorp Mortgage Securities, Inc., Ser 2003-11, Cl 2A8, 5.500%, 12/25/33	422	426
Citicorp Mortgage Securities, Inc., Ser 2005-5, Cl 2A3, 5.000%, 08/25/20	143	142
Citigroup Commercial Mortgage Trust, Ser 2004-C1, Cl A3, 5.251%, 04/15/40(a)	275	286
Commercial Mortgage Pass-Through Certificates, Ser 2001-J2A, Cl A2, 6.096%, 07/16/34(b)	3,315	3,476
CS First Boston Mortgage Securities Corp., Ser 2004-1, Cl 4A1, 5.000%, 02/25/19	393	395
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.300%, 07/15/36	210	210
FDIC Structured Sale Guaranteed Notes, Ser 2010-L2A, Cl A, 3.000%, 09/30/19(b)	245	244
Federal Home Loan Bank, Ser 5G-2012, Cl 1, 4.970%, 02/24/12	158	166
Federal Home Loan Mortgage Corporation, Ser 2892, Cl F, 0.530%, 01/15/19(a)	384	382
Federal Home Loan Mortgage Corporation, Ser 3200, Cl FP, 0.430%, 08/15/36(a)	971	970
Federal National Mortgage Association, Ser 1997-M9, Cl C, 6.520%, 07/25/16	250	266

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Federal National Mortgage Association, Ser 2003-35, Cl KA, 4.000%, 04/25/17	275	283
Federal National Mortgage Association, Ser 2003-52, Cl FV, 1.246%, 05/25/31(a)	280	280
Federal National Mortgage Association, Ser 2005-92, Cl UF, 0.596%, 10/25/25(a)	419	413
Federal National Mortgage Association, Ser 2007-109, Cl NF, 0.796%, 12/25/37(a)	1,744	1,744
Federal National Mortgage Association, Ser 2009-37, Cl HA, 4.000%, 04/25/19	207	215
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.387%, 09/25/35(a)	336	242
First Horizon Mortgage Pass-Through Trust, Ser 2004-AR4, Cl 2A1, 3.154%, 08/25/34(a)	551	527
First Union National Bank Commercial Mortgage, Ser 2000-C2, Cl A2, 7.202%, 10/15/32	932	942
GE Capital Commercial Mortgage Corp., Ser 2001-2, Cl A2, 5.850%, 08/11/33	90	90
GMAC Commercial Mortgage Securities, Inc., Ser 2004-C2, Cl A2, 4.760%, 08/10/38	192	196
Government National Mortgage Association, Ser 2004-60, Cl B, 4.828%, 03/16/23	767	781
Government National Mortgage Association, Ser 2008-5, Cl FA, 0.740%, 01/20/38(a)	1,515	1,515
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.344%, 06/10/36	36	36
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	193	196
Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl A2, 5.117%, 04/10/37	224	228
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CBX, Cl A3, 4.184%, 01/12/37	198	199
LB Commercial Conduit Mortgage Trust, Ser 1998-C1, Cl D, 6.980%, 02/18/30	309	313
LB-UBS Commercial Mortgage Trust, Ser 2002-C4, Cl A3, 4.071%, 09/15/26	246	253
LB-UBS Commercial Mortgage Trust, Ser 2003-C8, Cl A2, 4.207%, 11/15/27	238	239
LB-UBS Commercial Mortgage Trust, Ser 2004-C4, Cl A2, 4.567%, 06/15/29(a)	842	854
LB-UBS Commercial Mortgage Trust, Ser 2004-C8, Cl A2, 4.201%, 12/15/29	663	670
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	92	92
Provident Funding Mortgage Loan Trust, Ser 2004-1, Cl 1A1, 2.846%, 04/25/34(a)	335	322
Thornburg Mortgage Securities Trust, Ser 2006-6, Cl A1, 0.356%, 11/25/46(a)	226	221
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-I, Cl A1, 4.561%, 09/25/33(a)	459	460
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.132%, 04/25/36(a)	305	277
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.206%, 04/25/36(a)	334	283

Total Collateralized Mortgage Obligations		20,725

Corporate Bonds (30.8%)
Auto Parts & Equipment (0.2%)
Johnson Controls, Inc., 5.250%, 01/15/11(c)	150	155

Banks (7.5%)
American Express Bank FSB, 0.359%, 05/29/12(a)	450	444
Banco Santander Central Hispano Issuances Ltd., 7.625%, 09/14/10	485	499
Bank of America Corp., Ser L, 3.125%, 06/15/12, MTN	205	213
Bank of New York Mellon Corp. (The), 5.125%, 08/27/13, MTN	175	191

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

Bank of New York Mellon Corp. (The), Ser G, 0.349%, 03/23/12, MTN(a)	270	268
Bank of New York Mellon Corp. (The), Ser G, MTN, 0.303%, 06/29/10(a)(d)	375	375
Bank of Nova Scotia, 2.250%, 01/22/13	265	267
Bank One Corp., 5.900%, 11/15/11	275	293
Barclays Bank PLC, 2.500%, 01/23/13	250	250
BB&T Corp., 3.850%, 07/27/12, MTN	230	240
Capital One Financial Corp., 5.700%, 09/15/11, MTN	315	329
Deutsche Bank AG, 4.875%, 05/20/13	415	445
PNC Funding Corp., 1.875%, 06/22/11	175	177
PNC Funding Corp., 0.389%, 01/31/12(a)	819	813
State Street Corp., 0.349%, 04/30/12(a)	400	399
Wachovia Corp., 5.300%, 10/15/11	380	402
Wachovia Corp., 0.379%, 04/23/12(a)	650	643
Wells Fargo & Co., 3.000%, 12/09/11	120	124
Westpac Banking Corp., 0.549%, 10/21/11(a)(b)	550	550

		6,922

Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc., 1.015%, 03/26/13(a)(b)	450	451

Building Materials (0.1%)
CRH America, Inc., 6.950%, 03/15/12	125	136

Chemicals (0.5%)
Dow Chemical Co. (The), 4.850%, 08/15/12	110	116
Potash Corp. of Saskatchewan, Inc., 7.750%, 05/31/11	175	188
Potash Corp. of Saskatchewan, Inc., 4.875%, 03/01/13	130	138

		442

Computers (1.5%)
IBM Corp., Ser FRN, 0.290%, 11/04/11(a)	1,395	1,396

Consumer Staples (1.0%)
Kellogg Co., Ser B, 6.600%, 04/01/11	250	264
Kraft Foods, Inc., 5.625%, 11/01/11	260	276
Yum! Brands, Inc., 8.875%, 04/15/11	350	375

		915

Diversified Financial Services (9.3%)
BlackRock, Inc., 2.250%, 12/10/12	190	191
BP Capital Markets PLC, 5.250%, 11/07/13	200	220
Caterpillar Financial Services Corp., 1.001%, 06/24/11, MTN(a)	850	857
Caterpillar Financial Services Corp., 5.750%, 02/15/12, MTN	385	416
CME Group, Inc., 0.899%, 08/06/10(a)	770	772
Credit Suisse (USA), Inc., 0.450%, 08/16/11(a)	650	650
Credit Suisse (USA), Inc., 6.500%, 01/15/12	665	723
General Electric Capital Corp., Ser A, 0.379%, 11/01/12, MTN(a)	1,415	1,387
Goldman Sachs Group, Inc. (The), 0.429%, 02/06/12(a)	1,070	1,064
Goldman Sachs Group, Inc. (The), 5.450%, 11/01/12	150	162
JPMorgan Chase & Co., 2.200%, 06/15/12	500	510
JPMorgan Chase & Co., 5.750%, 01/02/13	395	429
JPMorgan Chase & Co., 0.902%, 02/26/13, MTN(a)	545	548
Morgan Stanley, 5.300%, 03/01/13	155	165
Morgan Stanley, Ser F, 0.499%, 01/09/12, MTN(a)	210	208
Westpac Banking Corp., 2.250%, 11/19/12	125	126
Woodside Finance Ltd., 4.500%, 11/10/14(b)	160	164

		8,592

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric (0.5%)
Dominion Resources, Inc., Ser B, 6.250%, 06/30/12	90	98
FPL Group Capital, Inc., 5.625%, 09/01/11	390	412

		510

Industrials (0.6%)
Dover Corp., 6.500%, 02/15/11	225	236
Ingersoll-Rand Global Holding Co., Ltd., 1.750%, 08/13/10(a)	305	307

		543

Information Technology (1.5%)
Hewlett-Packard Co., 1.302%, 05/27/11(a)	960	971
Hewlett-Packard Co., 5.250%, 03/01/12	340	365

		1,336

Insurance (2.1%)
Berkshire Hathaway, Inc., Ser 0001, 0.680%, 02/11/13(a)	1,340	1,345
Met Life Global Funding I, 2.157%, 06/10/11(a)(b)	475	483
New York Life Global Funding, 4.650%, 05/09/13(b)	120	128

		1,956

Media (1.2%)
Comcast Cable Communication, Inc., 6.750%, 01/30/11	250	261
Cox Communications, Inc., 7.750%, 11/01/10	175	181
News America Holdings, Inc., 9.250%, 02/01/13	257	302
Time Warner, Inc., 6.875%, 05/01/12	100	110
Time Warner, Inc., 5.400%, 07/02/12	200	215

		1,069

Metals (0.2%)
Rio Tinto Alcan, Inc., 4.875%, 09/15/12	150	159

Oil & Gas (0.7%)
Devon Financing Corp. ULC, 6.875%, 09/30/11	250	270
Weatherford International, Inc., 5.950%, 06/15/12	200	216
XTO Energy, Inc., 5.000%, 08/01/10	200	203

		689

Pipelines (0.6%)
CenterPoint Energy Resources Corp., 7.750%, 02/15/11	185	195
DCP Midstream LLC, 7.875%, 08/16/10	124	127
Plains All America Pipeline LP, 4.250%, 09/01/12	200	208

		530

Retail (0.3%)
CVS Caremark Corp., 1.754%, 09/10/10(a)	245	246

Telecommunication Services (1.3%)
France Telecom SA, 7.750%, 03/01/11(e)	600	637
Rogers Wireless, Inc., 9.625%, 05/01/11	230	249
Telefonica Emisiones S.A.U., 5.984%, 06/20/11	170	179
Telefonica Emisiones S.A.U., 5.855%, 02/04/13	170	185

		1,250

Transportation (0.2%)
Union Pacific Corp., 6.650%, 01/15/11	200	208

Utilities (1.0%)
Southern Co., 0.649%, 10/21/11(a)	400	402
Southern Co., Ser 08-A, 0.969%, 08/20/10(a)	555	557

		959

Total Corporate Bonds		28,464

U.S. Government Agencies (9.8%)
Federal Home Loan Mortgage Corporation (8.6%)
0.105%, 04/06/10(f)	2,100	2,100
1.700%, 06/29/11, Callable 06/29/10 @ 100	850	852
1.625%, 08/11/11, Callable 05/11/10 @ 100	825	826
1.500%, 01/19/12, Callable 04/19/10 @ 100	925	925
0.190%, 02/16/12(a)	1,500	1,498
2.050%, 05/11/12, Callable 05/11/10 @ 100	750	751
2.350%, 08/27/12, Callable 08/27/10 @ 100	625	630
1.700%, 12/17/12, Callable 12/17/10 @ 100	425	424

		8,006

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Federal National Mortgage Association (1.2%)
2.250%, 04/09/12, Callable 04/09/10 @ 100	1,075	1,076

Total U.S. Government Agencies		9,082

U.S. Government Agency Mortgages (26.0%)
Federal Home Loan Mortgage Corporation (7.3%)
4.375%, 04/15/15	167	171
4.000%, 05/15/15	165	166
5.500%, 04/15/26	79	81
2.804%, 04/01/34(a)	90	92
5.125%, 01/01/36(a)(d)	476	494
5.594%, 06/01/36(a)	147	157
6.134%, 09/01/36(a)	187	198
3.345%, 10/01/36(a)	900	921
5.799%, 01/01/37(a)	315	334
5.519%, 04/01/37(a)	447	474
6.000%, 05/15/40, TBA^	3,415	3,652

		6,740

Federal National Mortgage Association (18.1%)
7.010%, 12/01/10	200	203
6.200%, 01/01/11	249	252
6.224%, 05/01/11	281	291
6.280%, 05/01/11	221	229
6.500%, 07/01/11(d)	158	165
6.370%, 08/01/11	419	439
5.915%, 02/01/12	161	171
6.005%, 02/01/12	531	565
6.114%, 02/01/12	362	387
6.925%, 11/01/12	225	246
4.826%, 01/01/13	482	513
5.100%, 02/01/13	575	620
5.370%, 02/01/13	237	253
5.470%, 04/01/13	150	162
4.972%, 10/01/13	367	391
5.500%, 12/01/18	1,005	1,083
5.500%, 09/01/21	1,160	1,251
2.804%, 05/01/32(a)	133	137
2.923%, 10/01/33(a)	312	322
2.894%, 05/01/35(a)	522	538
2.717%, 01/01/36(a)(d)	2,193	2,268
3.273%, 02/01/36(a)(d)	959	1,001
3.836%, 06/01/36(a)	693	718
5.279%, 01/01/37(a)	1,343	1,410
3.396%, 10/01/37(a)(d)	1,250	1,301
5.631%, 11/01/37(a)	1,734	1,816

		16,732

Government National Mortgage Association (0.6%)
3.772%, 06/16/25	549	563

Total U.S. Government Agency Mortgages		24,035

U.S. Treasury Obligations (3.8%)
U.S. Treasury Bill (1.8%)
0.102%, 05/06/10(f)	1,700	1,700

U.S. Treasury Notes (2.0%)
0.875%, 01/31/12	750	749
1.000%, 03/31/12	125	125
1.375%, 04/15/12	375	378
1.375%, 01/15/13	95	95
1.375%, 02/15/13(d)	35	35
3.125%, 04/30/13(d)	225	235
2.375%, 02/28/15	250	248

		1,865

Total U.S. Treasury Obligations		3,565

Short-Term Investment (0.2%)
RidgeWorth Funds Securities Lending Joint Account(g)(h)	149	149

Total Short-Term Investment		149

Money Market Funds (6.0%)
Federated Government Obligations Money Market Fund	46,319	46
RidgeWorth Institutional Cash Management Money Market Fund(g)	3,311,999	3,312
RidgeWorth Institutional U.S. Government Securities Money Market Fund(g)	2,213,318	2,213

Total Money Market Funds		5,571

Total Investments (Cost $98,337)(i) — 106.6%		98,604
Liabilities in excess of other assets — (6.6)%		(6,076)

Net Assets — 100.0%		$92,528

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 5.9% of net assets as of March 31, 2010.

(c)	This security or a partial position of the security was on loan as of March 31, 2010. The total value of securities on loan as of March 31, 2010, in thousands, was $145.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	Step bond. The rate shown is the rate in effect as of March 31, 2010.

(f)	Rate represents the effective yield at purchase.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — concluded

(g)	Affiliated investment.

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2010 (See Notes to Financial Statements).

(i)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

MTN —	Medium Term Note

TBA —	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

ULC —	Unlimited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Government Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (92.7%)
U.S. Treasury Bonds (14.5%)
7.125%, 02/15/23	4,981	6,419
6.875%, 08/15/25	3,744	4,785

		11,204

U.S. Treasury Notes (78.2%)
4.875%, 04/30/11	3,010	3,152
1.375%, 04/15/12	8,373	8,431
3.125%, 09/30/13	10,458	10,905
2.375%, 09/30/14	10,260	10,263
4.500%, 05/15/17	14,305	15,445
3.500%, 02/15/18	12,225	12,262

		60,458

Total U.S. Treasury Obligations		71,662

Money Market Fund (8.5%)
RidgeWorth Institutional U.S. Government Securities Money Market Fund(a)	6,535,835	6,536

Total Money Market Fund		6,536

Total Investments (Cost $77,486)(b) — 101.2%		78,198
Liabilities in excess of other assets — (1.2)%		(936)

Net Assets — 100.0%		$77,262

(a)	Affiliated investment.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (30.0%)
FDIC Structured Sale Guaranteed Notes, Ser 2010-L2A, Cl A, 3.000%, 09/30/19(a)	6,630	6,604
Federal Home Loan Mortgage Corporation, Ser 2575, Cl FG, 0.630%, 05/15/32(b)	5,661	5,651
Federal Home Loan Mortgage Corporation, Ser 2877, Cl WF, 0.630%, 10/15/34(b)	8,116	8,058
Federal Home Loan Mortgage Corporation, Ser 2892, Cl F, 0.530%, 01/15/19(b)	5,249	5,216
Federal Home Loan Mortgage Corporation, Ser 3000, Cl FG, 0.530%, 07/15/25(b)	9,043	8,889
Federal Home Loan Mortgage Corporation, Ser 3135, Cl FC, 0.530%, 04/15/26(b)	6,894	6,818
Federal Home Loan Mortgage Corporation, Ser 3200, Cl FP, 0.430%, 08/15/36(b)	14,241	14,219
Federal Home Loan Mortgage Corporation, Ser 3232, Cl KF, 0.680%, 10/15/36(b)	13,333	13,227
Federal Home Loan Mortgage Corporation, Ser 3264, Cl FB, 0.600%, 01/15/37(b)	8,645	8,505
Federal Home Loan Mortgage Corporation, Ser 3320, Cl FC, 0.400%, 05/15/37(b)	3,054	3,037
Federal Home Loan Mortgage Corporation, Ser 3346, Cl FA, 0.460%, 02/15/19(b)	36,635	36,766
Federal Home Loan Mortgage Corporation, Ser 3450, Cl AF, 0.940%, 05/15/38(b)	11,348	11,344
Federal Home Loan Mortgage Corporation, Ser 3593, Cl F, 0.731%, 03/15/36(b)	14,174	14,225
Federal Home Loan Mortgage Corporation, Ser 3609, Cl FA, 0.890%, 12/15/39(b)	13,946	13,962
Federal National Mortgage Association, Ser 1997-M9, Cl C, 6.520%, 07/25/16(c)	4,870	5,174
Federal National Mortgage Association, Ser 2003-32, Cl VT, 6.000%, 09/25/15	5,266	5,519
Federal National Mortgage Association, Ser 2003-52, Cl FV, 1.229%, 05/25/31(b)	3,691	3,696
Federal National Mortgage Association, Ser 2003-73, Cl DF, 0.696%, 10/25/32(b)	13,376	13,362
Federal National Mortgage Association, Ser 2005-40, Cl FB, 0.496%, 05/25/35(b)	4,491	4,465
Federal National Mortgage Association, Ser 2005-57, Cl EG, 0.546%, 03/25/35(b)	5,126	5,096
Federal National Mortgage Association, Ser 2005-92, Cl UF, 0.596%, 10/25/25(b)	5,132	5,060
Federal National Mortgage Association, Ser 2006-123, Cl PF, 0.506%, 01/25/37(b)	11,422	11,433
Federal National Mortgage Association, Ser 2006-79, Cl GF, 0.646%, 08/25/36(b)	27,159	27,326
Federal National Mortgage Association, Ser 2006-85, Cl MA, 6.250%, 08/25/34	5,169	5,378
Federal National Mortgage Association, Ser 2007-102, Cl FA, 0.816%, 11/25/37(b)	18,616	18,613
Federal National Mortgage Association, Ser 2007-109, Cl NF, 0.796%, 12/25/37(b)	23,554	23,558
Federal National Mortgage Association, Ser 2007-2, Cl FM, 0.496%, 02/25/37(b)	12,896	12,797
Federal National Mortgage Association, Ser 2007-88, Cl JF, 0.796%, 04/25/37(b)	12,439	12,438

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Federal National Mortgage Association, Ser 2008-12, Cl FE, 0.846%, 01/25/33(b)	11,253	11,236
Government National Mortgage Association, Ser 2002-53, Cl B, 5.552%, 05/16/26	5,580	5,747
Government National Mortgage Association, Ser 2004-5, Cl PF, 0.790%, 02/20/33(b)	10,000	10,110
Government National Mortgage Association, Ser 2004-60, Cl B, 4.828%, 03/16/23	13,802	14,058
Government National Mortgage Association, Ser 2004-67, Cl C, 4.712%, 05/16/25	7,841	8,070
Government National Mortgage Association, Ser 2008-5, Cl FA, 0.740%, 01/20/38(b)	42,272	42,260

Total Collateralized Mortgage Obligations		401,917

U.S. Government Agencies (5.0%)
Federal Home Loan Bank (0.7%)
2.600%, 04/20/15^	10,000	10,028

Federal Home Loan Mortgage Corporation (3.3%)
1.700%, 06/29/11, Callable 06/29/10 @ 100	11,000	11,031
1.625%, 08/11/11, Callable 05/11/10 @ 100	9,000	9,013
1.500%, 01/19/12, Callable 04/19/10 @ 100	12,750	12,755
2.050%, 05/11/12, Callable 05/11/10 @ 100	10,350	10,369

		43,168

Federal National Mortgage Association (1.0%)
2.250%, 04/09/12, Callable 04/09/10 @ 100	14,030	14,036

Total U.S. Government Agencies		67,232

U.S. Government Agency Mortgages (59.4%)
Federal Home Loan Mortgage Corporation (19.8%)
5.250%, 08/15/11	395	400
4.000%, 05/15/15	94	94
2.886%, 06/01/33(b)	78	79
3.144%, 07/01/33(b)	11,619	12,038
2.713%, 11/01/33(b)	6,295	6,454
2.804%, 04/01/34(b)	562	578
3.852%, 05/01/34(b)	282	291
2.944%, 07/01/34(b)	480	491
4.745%, 11/01/34(b)^	8,323	8,684
2.933%, 02/01/35(b)	248	254
4.976%, 05/01/35(b)	7,855	8,219
5.036%, 06/01/35(b)	13,159	13,861
4.969%, 11/01/35(b)	11,739	12,232
5.125%, 01/01/36(b)	13,089	13,601
5.574%, 06/01/36(b)	12,817	13,614
5.544%, 07/01/36(b)	26,983	28,288
5.848%, 07/01/36(b)	13,787	14,619
6.474%, 07/01/36(b)	926	985
6.106%, 08/01/36(b)	4,189	4,422
6.134%, 09/01/36(b)	2,067	2,188
3.197%, 10/01/36(b)	3,893	3,981
3.841%, 12/01/36(b)	560	583
5.799%, 01/01/37(b)	23,846	25,284
4.031%, 03/01/37(b)	1,462	1,522
5.491%, 04/01/37(b)	12,727	13,387
5.519%, 04/01/37(b)	450	477
5.421%, 07/01/37(b)	61	63
6.026%, 07/01/37(b)^	16,688	17,753
5.301%, 03/01/38(b)	10,055	10,597
6.000%, 05/15/40, TBA^	46,585	49,824

		264,863

Federal National Mortgage Association (39.1%)
7.500%, 07/01/10	826	826
6.955%, 10/01/10	1,295	1,301
7.440%, 10/01/10	858	863
5.164%, 11/01/10	1,095	1,114
6.993%, 12/01/10	944	942
7.086%, 12/01/10	753	764
5.990%, 01/01/11	41	42
6.200%, 01/01/11	2,178	2,206
6.320%, 01/01/11	1,220	1,237
6.480%, 01/01/11	574	584
6.250%, 02/01/11	35	36
6.270%, 02/01/11	1,486	1,519
6.293%, 02/01/11	1,005	1,023
6.524%, 02/01/11	1,264	1,288
6.250%, 03/01/11	1,665	1,719
6.260%, 03/01/11	2,018	2,072
6.260%, 03/01/11	2,793	2,868
7.000%, 03/01/11	116	118
6.150%, 04/01/11	1,054	1,086
6.180%, 04/01/11	100	102
6.230%, 04/01/11	1,988	2,049
6.435%, 04/01/11	953	993

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Federal National Mortgage Association—continued

6.480%, 04/01/11	2,735	2,823
7.360%, 04/01/11	456	474
6.004%, 05/01/11	2,162	2,217
6.091%, 05/01/11	1,094	1,127
6.150%, 05/01/11	739	764
6.200%, 05/01/11(c)	4,953	5,147
6.224%, 05/01/11	847	877
6.280%, 05/01/11	3,451	3,573
6.305%, 05/01/11	1,654	1,712
4.590%, 06/01/11	2,007	2,063
5.280%, 06/01/11	930	961
6.200%, 06/01/11	98	102
6.460%, 06/01/11	1,315	1,353
6.190%, 07/01/11	40	42
6.260%, 07/01/11	607	633
6.455%, 07/01/11	212	220
6.500%, 07/01/11	1,219	1,273
6.520%, 07/01/11	1,798	1,879
6.100%, 08/01/11	188	196
6.280%, 08/01/11(c)	21,880	22,907
6.370%, 08/01/11	4,512	4,727
6.400%, 08/01/11	42	44
6.450%, 08/01/11	600	629
6.000%, 09/01/11	1,201	1,259
6.050%, 09/01/11	4,261	4,467
6.062%, 09/01/11	377	399
5.922%, 10/01/11	1,216	1,273
6.100%, 10/01/11	2,058	2,166
6.130%, 10/01/11	471	498
5.630%, 11/01/11	1,624	1,706
5.655%, 11/01/11	1,239	1,302
5.687%, 11/01/11	851	895
5.809%, 11/01/11	3,389	3,580
5.936%, 11/01/11	1,483	1,542
5.981%, 11/01/11	926	971
4.630%, 12/01/11	324	344
5.095%, 12/01/11	343	359
5.310%, 12/01/11	318	334
5.418%, 12/01/11	261	274
5.622%, 12/01/11	752	795
5.629%, 12/01/11	158	167
5.730%, 12/01/11	643	642
5.850%, 12/01/11	1,461	1,543
5.885%, 01/01/12	1,498	1,593
6.200%, 01/01/12	1,275	1,356
5.620%, 02/01/12	1,715	1,817
5.915%, 02/01/12	3,949	4,199
5.975%, 02/01/12	889	946
6.002%, 02/01/12	3,153	3,347
6.005%, 02/01/12	2,999	3,192
6.090%, 02/01/12	984	1,049
6.113%, 02/01/12	3,818	4,084
6.197%, 02/01/12	4,135	4,399
5.470%, 03/01/12	1,000	1,000
6.078%, 03/01/12	454	485
4.890%, 04/01/12	2,700	2,841
5.876%, 04/01/12	1,188	1,241
6.555%, 04/01/12	486	524
6.047%, 05/01/12	617	655
6.180%, 05/01/12	4,497	4,837
6.470%, 05/01/12	260	281
6.060%, 06/01/12	980	1,055
5.610%, 07/01/12	113	121
6.108%, 07/01/12	648	698
6.110%, 07/01/12	1,419	1,533
6.316%, 08/01/12	506	545
4.990%, 09/01/12	1,000	1,047
5.410%, 09/01/12	325	347
5.530%, 09/01/12	1,905	2,042
5.835%, 09/01/12	676	731
5.235%, 10/01/12	649	693
7.000%, 10/01/12	161	167
4.770%, 11/01/12	1,049	1,110
5.450%, 11/01/12	560	591
6.925%, 11/01/12	2,135	2,336
4.790%, 12/01/12	586	619
5.150%, 12/01/12	1,419	1,498
4.826%, 01/01/13	1,200	1,277
7.560%, 01/01/13	770	864
4.830%, 02/01/13	197	210
4.856%, 02/01/13	1,239	1,321
4.959%, 02/01/13	1,302	1,369
5.100%, 02/01/13	1,000	1,079
4.635%, 03/01/13	399	423
5.470%, 04/01/13	370	401
4.517%, 05/01/13	159	167
5.150%, 06/01/13	1,900	2,053
5.770%, 06/01/13	1,294	1,418
3.790%, 07/01/13	330	343
4.190%, 07/01/13	350	368
3.810%, 08/01/13	54	56
4.972%, 10/01/13(c)	10,380	11,073
5.098%, 10/01/13	529	570
6.250%, 12/01/13	1,015	1,101
5.370%, 01/01/14	3,024	3,306
7.660%, 05/01/15	1,276	1,397
6.590%, 05/01/16	947	1,033
5.500%, 01/01/17	1,943	2,092
5.967%, 11/01/17	4,651	5,204
5.500%, 01/01/18(c)	6,853	7,381
5.500%, 12/01/18	13,852	14,919
5.500%, 09/01/21	15,965	17,215

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Federal National Mortgage Association—continued

5.000%, 09/01/23	10,723	11,444
5.500%, 05/25/25, TBA^	5,000	5,334
2.804%, 05/01/32(b)	151	156
2.734%, 10/01/32(b)	144	148
3.526%, 12/01/32(b)	25	26
2.912%, 04/01/33(b)	1,192	1,230
3.428%, 05/01/33(b)	396	412
4.255%, 05/01/33(b)	35	36
2.923%, 10/01/33(b)	322	332
3.674%, 12/01/33(b)	3,197	3,324
2.106%, 07/01/34(b)	933	963
2.052%, 08/01/34(b)	3,246	3,322
2.385%, 10/01/34(b)	31	32
2.513%, 12/01/34(b)	5,051	5,214
2.454%, 01/01/35(b)	382	393
2.465%, 01/01/35(b)	448	461
4.160%, 01/01/35(b)	12,603	13,121
2.528%, 02/01/35(b)(c)	456	469
1.854%, 03/01/35(b)	1,261	1,275
2.452%, 03/01/35(b)	757	776
2.894%, 05/01/35(b)	1,401	1,443
4.156%, 08/01/35(b)	2,681	2,782
3.450%, 09/01/35(b)	237	246
2.717%, 01/01/36(b)(c)	10,781	11,151
5.374%, 01/01/36(b)	5,939	6,106
3.273%, 02/01/36(b)	7,571	7,906
5.718%, 03/01/36(b)	9,018	9,495
5.809%, 03/01/36(b)(c)	13,026	13,553
3.836%, 06/01/36(b)	11,145	11,543
5.760%, 06/01/36(b)	13,697	14,324
5.419%, 08/01/36(b)(c)	13,790	14,385
5.619%, 10/01/36(b)(c)	2,856	2,978
5.286%, 11/01/36(b)	8,616	9,057
5.938%, 11/01/36(b)	6,323	6,566
3.186%, 12/01/36(b)	11,313	11,724
3.708%, 12/01/36(b)	462	481
3.523%, 01/01/37(b)	4,577	4,748
5.279%, 01/01/37(b)(c)	26,855	28,197
5.769%, 01/01/37(b)(c)	14,760	15,438
3.211%, 04/01/37(b)	1,185	1,224
4.910%, 07/01/37(b)	12,028	12,496
5.460%, 08/01/37(b)	7,995	8,367
3.396%, 10/01/37(b)(c)	19,485	20,274
2.761%, 09/01/39(b)	178	184
6.500%, 06/25/40, TBA^	25,000	26,937

		524,703

Government National Mortgage Association (0.5%)
3.022%, 01/16/19	4,793	4,813
3.360%, 08/16/22	232	234
4.045%, 10/16/23	1,609	1,627
3.772%, 06/16/25	581	596

		7,270

Total U.S. Government Agency Mortgages		796,836

Money Market Funds (11.4%)
Federated Government Obligations Money Market Fund	81,173,525	81,174
RidgeWorth Institutional U.S. Government Securities Money Market Fund(d)	71,122,143	71,122

Total Money Market Funds		152,296

Total Investments (Cost $1,415,481)(e) — 105.8%		1,418,281
Liabilities in excess of other assets — (5.8)%		(77,289)

Net Assets — 100.0%		$1,340,992

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 0.5% of net assets as of March 31, 2010.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(d)	Affiliated investment.

(e)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

TBA
— To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.7%)
District of Columbia (2.6%)
Metropolitan Washington D.C. Airports Authority, Airport System, Ser A, RB, 5.500%, 10/01/27, Callable 10/01/11 @ 101, NATL-RE, AMT	1,000	1,012
Metropolitan Washington D.C. Airports Authority, Airport System, Ser B, RB, 5.000%, 10/01/26, Callable 10/01/19 @ 100, BHAC	2,175	2,317
Washington D.C. Metropolitan Area Transit Authority, Gross Revenue, Ser A, RB, 5.125%, 07/01/32, Callable 07/01/19 @ 100	2,000	2,109

		5,438

Puerto Rico (2.5%)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Ser A, RB, 5.250%, 08/01/27, Callable 08/01/19 @ 100	4,000	4,155
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Subser A, RB, 5.375%, 08/01/39, Callable 02/01/20 @ 100	1,000	1,025

		5,180

Virginia (90.6%)
Amherst County Service Authority, RB, 6.000%, 12/15/30, Callable 12/15/10 @ 102	1,000	1,017
Arlington County Industrial Development Authority Hospital Facilities, RB, 5.000%, 07/01/31, Callable 07/01/20 @ 100^	2,500	2,532
Arlington County Industrial Development Authority Lease, Capital Project, RB, 5.000%, 08/01/13	1,370	1,527
Arlington County, GO, 5.000%, 03/15/15(a)	4,500	5,184
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, Callable 05/01/16 @ 100, NATL-RE	2,890	3,048
Chesapeake Water & Sewer, GO, 5.000%, 12/01/19, Callable 12/01/14 @ 101	2,465	2,734
Fairfax County Economic Development Authority, Lease Revenue, RB, 5.000%, 05/15/18	1,770	1,990
Fairfax County, GO, 5.000%, 10/01/12	3,250	3,580
Fauquier County, GO, 5.000%, 07/01/19, Callable 07/01/16 @ 100, NATL-RE	2,100	2,335
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, Callable 06/15/15 @ 100, NATL-RE	2,855	3,086
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23, Callable 04/01/18 @ 100	1,060	1,166
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24, Callable 04/01/18 @ 100	2,425	2,655
Hampton, GO, 5.500%, 07/15/18, Callable 07/15/12 @ 101	1,275	1,418
Hampton, GO, 5.000%, 01/15/20, Callable 01/15/19 @ 100	1,000	1,140
Hampton, GO, 5.000%, 04/01/22, Callable 04/01/15 @ 100, NATL-RE/FGIC	1,000	1,055
Hanover County Industrial Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE	6,100	6,766
Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.850%, 07/20/19, Callable 07/20/11 @ 102, GNMA	400	408
Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.900%, 07/20/29, Callable 07/20/11 @ 102, GNMA	500	507

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 6.500%, 06/01/22, Callable 06/01/12 @ 100	1,040	1,050
Henrico County Economic Development Authority, Residential Care Facilities, Westminster Canterbury, RB, 5.000%, 10/01/21, Callable 10/01/11 @ 100	1,375	1,384
Henry County Public Service Authority, Water & Sewer, RB, 5.250%, 11/15/13, AGM	1,500	1,690
Isle of Wight County, GO, 5.500%, 07/01/20, Callable 01/01/19 @ 100	420	475
Isle of Wight County, GO, 5.250%, 07/01/22, Callable 01/01/19 @ 100	685	755
Isle of Wight County, GO, 5.375%, 07/01/23, Callable 01/01/19 @ 100	675	747
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, Callable 06/15/17 @ 100, AGM	2,215	2,392
Loudoun County Industrial Development Authority, Public Safety Facilities Lease, Ser A, RB, 5.250%, 12/15/17, Callable 06/15/14 @ 100, AGM	1,110	1,250
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/25, Callable 01/01/15 @ 100	3,165	3,352
Loudoun County, Public Improvement, Ser B, GO, 5.000%, 06/01/14	3,500	3,998
Montgomery County Industrial Development Authority, RB, 5.500%, 01/15/18, Callable 01/15/12 @ 101, AMBAC	1,865	1,997
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, Callable 02/01/17 @ 100, AGM	2,225	2,454
Newport News, GO, 5.250%, 07/01/15(a)	3,000	3,493
Peninsula Ports Authority, Residential Care Facility, Ser A, RB, 7.375%, 12/01/23, Prerefunded 12/01/13 @ 100	3,520	4,222
Pittsylvania County, Ser B, GO, 5.625%, 03/01/15, Callable 03/01/11 @ 102, NATL-RE/SBRF	1,000	1,064
Portsmouth, Ser A, GO, 5.000%, 07/01/15, NATL-RE	2,285	2,601
Portsmouth, Ser B, GO, 5.250%, 07/15/24, Callable 07/15/19 @ 100	1,000	1,107
Portsmouth, Ser D, GO, 4.000%, 12/01/15	1,635	1,789
Powhatan County, GO, 5.000%, 01/15/32, Callable 01/15/20 @ 100	1,580	1,673
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795	1,910
Richmond Industrial Development Authority, Student Housing, RB, 5.450%, 01/01/21, Callable 01/01/11 @ 102	1,000	1,025
Richmond, GO, 5.000%, 07/15/18	2,000	2,297
Richmond, GO, 5.000%, 07/15/24, Callable 07/15/16 @ 100, AGM	1,435	1,549
Richmond, GO, 5.000%, 07/15/28, Callable 07/15/19 @ 100	750	816
Riverside Regional Jail Authority, RB, 4.250%, 07/01/10, Callable 5/1/10 @ 100	1,825	1,834
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/14, Callable 07/01/12 @ 100, NATL-RE	2,000	2,154
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/17, Callable 07/01/12 @ 100, NATL-RE	1,945	2,040

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/18, Callable 07/01/12 @ 100, NATL-RE	2,000	2,080
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/21, Callable 07/01/12 @ 100, NATL-RE	1,000	1,031
Roanoke, GO, 5.000%, 10/01/18	2,450	2,799
Roanoke, GO, 5.000%, 10/01/21, Callable 10/01/19 @ 100	1,000	1,124
Roanoke, GO, 5.000%, 02/01/24, Callable 02/01/15 @ 101	2,500	2,691
Spotsylvania County Water & Sewer, RB, 5.000%, 06/01/26, AGM	2,000	2,096
Stafford County & Staunton Industrial Development Authority, RB, 5.000%, 08/01/23, Callable 08/01/18 @ 100, XLCA	1,025	1,082
Stafford County & Staunton Industrial Development Authority, Ser B, RB, 5.000%, 08/01/25, Callable 08/01/17 @ 100, XLCA	3,330	3,464
Stafford County & Staunton Industrial Development Authority, Ser C, RB, 5.250%, 02/01/20, Callable 02/01/17 @ 100, XLCA	2,165	2,337
Tobacco Settlement Financing Corp., RB, 5.250%, 06/01/19, Prerefunded 06/01/12 @ 100	1,890	1,957
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, Prerefunded 06/01/15 @ 100	4,940	5,522
Virginia Beach Development Authority, Ser A, RB, 5.375%, 08/01/16, Callable 08/01/12 @ 100	1,650	1,789
Virginia Beach, Public Improvement, Ser B, GO, 5.000%, 05/01/13	2,500	2,789
Virginia Beach, Public Improvement, Ser C, GO, 5.000%, 09/15/16	2,325	2,691
Virginia College Building Authority, Education Facilities, Public Higher Educational Financing Project, Ser A, RB, 5.000%, 09/01/27, Callable 09/01/18 @ 100	5,000	5,402
Virginia College Building Authority, Educational Facilities Project, Ser A, RB, 5.000%, 02/01/15, Callable 02/01/14 @ 100	5,000	5,657
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, Callable 01/01/16 @ 100	3,705	4,298
Virginia College Building Authority, Public Higher Educational Financing Program, Ser A, RB, 5.000%, 09/01/17, Callable 09/01/16 @ 100	3,000	3,382
Virginia College Building Authority, Public Higher Educational Financing Program, Ser B, RB, 5.000%, 09/01/13	3,000	3,368
Virginia Polytechnic Institute & State University, Ser D, RB, 5.125%, 06/01/21, Callable 06/01/14 @ 101, AMBAC	2,095	2,246
Virginia Public School Authority, School Financing, Ser C, RB, 4.750%, 08/01/27, Callable 08/01/19 @ 100	2,000	2,105
Virginia Public School Authority, Ser A, RB, 5.000%, 08/01/24, Callable 08/01/14 @ 100	1,000	1,053
Virginia Public School Authority, Special Obligation, RB, 5.000%, 07/15/26, Callable 07/15/18 @ 100	2,000	2,169
Virginia Resources Authority Infrastructure, Pooled Financing Program, Ser A, RB, 5.000%, 11/01/18	2,775	3,222

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia Resources Authority Infrastructure, Pooled Financing Program, Ser B, RB, 5.000%, 11/01/29, Callable 11/01/19 @ 100	1,000	1,096
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/16	2,030	2,337
Virginia Resources Authority, Senior Infrastructure, Ser B, RB, 5.000%, 11/01/26, Callable 11/01/14 @ 100	2,185	2,305
Virginia State Housing Development Authority, Commonwealth Mortgage, Ser A-1, RB, 3.650%, 01/01/18, GO of Authority	1,205	1,226
Virginia State Housing Development Authority, Commonwealth Mortgage, Ser E, RB, 6.000%, 07/01/25, Callable 07/01/18 @ 100, GO of Authority	2,500	2,740
Virginia State Public Building Authority Facilities, Ser B, RB, 5.000%, 08/01/20, Callable 08/01/19 @ 100	4,000	4,521
Virginia State Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/20, Callable 10/01/17 @ 100	2,000	2,228
Virginia State Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/27, Callable 10/01/19 @ 100	2,000	2,192
Virginia State, Ser A, GO, 5.000%, 06/01/19, Callable 06/01/14 @ 100	3,170	3,610
Western Regional Jail Authority, Jail Facilities, RB, 4.750%, 06/01/23, Callable 06/01/17 @ 100, NATL-RE	2,255	2,367
Winchester, GO, 5.000%, 11/01/18, Callable 11/01/15 @ 100, NATL-RE/FGIC	2,000	2,185

		186,427

Total Municipal Bonds		197,045

Money Market Fund (2.8%)
Federated Virginia Municipal Cash Trust	5,701,695	5,702

Total Money Market Fund		5,702

Total Investments (Cost $194,250)(b) — 98.5%		202,747
Other assets in excess of liabilities — 1.5%		3,026

Net Assets — 100.0%		$205,773

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(b)	See Federal Tax Information listed in the Notes to Financial Statements for tax-basis cost.

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

BHAC	— Security guaranteed by Berkshire Hathaway Assurance Corporation

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

GNMA	— Security guaranteed by Government National Mortgage Association

GO	— General Obligation

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

SBRF	— Security guaranteed by School Bond Reserve Fund

XLCA	— Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Certificates of Deposit (17.9%)
Banks (12.5%)
Bank of Nova Scotia, 0.180%, 04/01/10	25,000	25,000
Bank of Nova Scotia, 0.290%, 05/03/10	30,000	30,000
BNP Paribas, 0.230%, 04/12/10	47,000	47,000
BNP Paribas, 0.250%, 06/29/10	30,000	30,000
BNP Paribas, 0.290%, 08/17/10	45,000	45,000
Credit Agricole Corporate and Investment Bank, 0.200%, 05/27/10	15,000	15,000
Credit Agricole Corporate and Investment Bank, 0.260%, 06/24/10	34,000	34,000
National Australia Bank Ltd., 0.235%, 06/18/10	30,000	30,000
Rabobank, 0.220%, 04/12/10	25,000	25,000
Rabobank, 0.290%, 05/18/10	30,000	30,000
Rabobank, 0.240%, 05/19/10	50,000	50,001
Rabobank, 0.270%, 07/20/10	25,000	25,000
Societe Generale, 0.220%, 06/02/10	25,000	25,000
Societe Generale, 0.247%, 04/13/10(a)(b)	30,000	30,000
Societe Generale, 0.310%, 09/17/10	20,000	20,000
Toronto-Dominion Bank, 0.270%, 05/10/10	62,200	62,201
Toronto-Dominion Bank, 0.330%, 05/17/10	32,000	32,001
Toronto-Dominion Bank, 0.260%, 07/14/10	10,000	10,000
Toronto-Dominion Bank, 0.270%, 08/31/10	25,000	25,000
Toronto-Dominion Bank, 0.230%, 04/10/10(a)(b)	18,000	18,000

		608,203

Diversified Financial Services (5.4%)
Abbey National Treasury Services PLC, 0.240%, 04/11/10(a)(b)	40,000	40,000
Abbey National Treasury Services PLC, 0.400%, 09/24/10	18,000	18,000
Barclays Bank PLC, 0.250%, 04/12/10(a)(b)	50,000	50,000
Barclays Bank PLC, 0.245%, 08/25/10(b)	40,000	40,000
Barclays Bank PLC, 0.248%, 09/03/10(a)(b)	30,000	30,000
Westpac Banking Corp., 0.250%, 05/24/10	43,000	43,000
Westpac Banking Corp., 0.220%, 06/11/10	20,000	20,000
Westpac Banking Corp., 0.340%, 09/27/10	25,800	25,800

		266,800

Total Certificates of Deposit		875,003

Commercial Paper (45.9%)
Banks (5.0%)
Australia & New Zealand Banking Group, 0.160%, 04/15/10(c)(d)	20,000	19,999
Australia & New Zealand Banking Group, 0.180%, 05/03/10(c)(d)	16,250	16,247
Australia & New Zealand Banking Group, 0.190%, 05/17/10(c)(d)	21,000	20,995
Banco Santander Central Hispano SA, 0.321%, 04/09/10(d)	29,000	28,998
Banco Santander Central Hispano SA, 0.280%, 07/22/10(d)	40,000	39,965
HSBC Bank USA, 0.240%, 04/15/10(d)	45,000	44,996
HSBC Bank USA, 0.240%, 05/04/10(d)	32,625	32,618
HSBC Bank USA, 0.240%, 08/06/10(d)	19,000	18,984
Rabobank USA Financial Corp., 0.170%, 04/07/10(d)	20,000	19,999

		242,801

Consumer Discretionary (0.4%)
Vanderbilt University, 0.250%, 07/02/10	20,000	20,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Staples (1.6%)
Procter & Gamble Co., 0.170%, 04/20/10(c)(d)	52,300	52,295
Procter & Gamble Co., 0.170%, 04/26/10(c)(d)	25,000	24,997

		77,292

Diversified Financial Services (32.3%)
Allianz Finance Corp., 0.170%, 05/04/10(c)(d)	33,000	32,995
Allianz Finance Corp., 0.180%, 05/10/10(c)(d)	36,000	35,993
Allianz Finance Corp., 0.170%, 06/10/10(c)(d)	6,000	5,998
Alpine Securitization Corp., 0.150%, 04/01/10(c)(d)	17,000	17,000
Alpine Securitization Corp., 0.180%, 04/20/10(c)(d)	48,000	47,995
Alpine Securitization Corp., 0.180%, 04/22/10(c)(d)	10,000	9,999
American Honda Finance Corp., 0.140%, 04/06/10(d)	24,000	23,999
American Honda Finance Corp., 0.180%, 04/21/10(d)	22,000	21,998
American Honda Finance Corp., 0.200%, 05/17/10(d)	10,000	9,997
American Honda Finance Corp., 0.220%, 05/20/10(d)	6,000	5,998
ASB Finance Ltd., 0.250%, 05/20/10(c)(d)	8,250	8,247
BlackRock, Inc., 0.190%, 04/01/10(c)(d)	9,000	9,000
BlackRock, Inc., 0.170%, 04/13/10(c)(d)	40,000	39,998
BlackRock, Inc., 0.190%, 04/22/10(c)(d)	15,000	14,998
BlackRock, Inc., 0.230%, 06/01/10(c)(d)	11,000	10,996
CBA Delaware Finance, Inc., 0.210%, 04/19/10(d)	10,000	9,999
CBA Delaware Finance, Inc., 0.230%, 04/29/10(d)	32,500	32,494
CBA Delaware Finance, Inc., 0.301%, 06/18/10(d)	18,000	17,988
ENI Finance USA, Inc., 0.180%, 04/19/10(c)(d)	19,000	18,998
ENI Finance USA, Inc., 0.175%, 05/05/10(c)(d)	26,000	25,996
ENI Finance USA, Inc., 0.220%, 05/17/10(c)(d)	15,000	14,996
ENI Finance USA, Inc., 0.180%, 05/18/10(c)(d)	15,900	15,896
ENI Finance USA, Inc., 0.240%, 06/07/10(c)(d)	25,000	24,989
Fairway Finance Corp., 0.170%, 04/05/10(c)(d)	7,000	7,000
Fairway Finance Corp., 0.190%, 04/06/10(c)(d)	14,000	14,000
Fairway Finance Corp., 0.160%, 04/14/10(c)(d)	13,000	12,999
Fairway Finance Corp., 0.210%, 04/23/10(c)(d)	21,000	20,997
Fairway Finance Corp., 0.220%, 05/17/10(c)(d)	20,000	19,994
Falcon Asset Securitization Corp., 0.160%, 04/07/10(c)(d)	12,000	12,000
Falcon Asset Securitization Corp., 0.160%, 04/19/10(c)(d)	24,000	23,998
Falcon Asset Securitization Corp., 0.210%, 05/13/10(c)(d)	25,000	24,994
Falcon Asset Securitization Corp., 0.220%, 05/18/10(c)(d)	14,000	13,996
General Electric Capital Corp., 0.190%, 06/21/10(d)	24,000	23,990
General Electric Capital Corp., 0.190%, 06/24/10(d)	25,000	24,989
General Electric Capital Corp., 0.190%, 06/28/10(d)	25,000	24,988
JPMorgan Chase & Co., 0.270%, 04/06/10(c)(d)	20,000	19,999
JPMorgan Chase & Co., 0.150%, 04/12/10(d)	20,000	19,999
JPMorgan Chase & Co., 0.250%, 07/08/10(d)	40,000	39,973
KfW, 0.150%, 04/19/10(c)(d)	12,000	11,999
KfW, 0.160%, 05/12/10(c)(d)	16,000	15,997
KfW, 0.150%, 05/18/10(c)(d)	35,500	35,493
KfW, 0.190%, 06/14/10(c)(d)	30,000	29,988
Liberty Street Funding Corp., 0.190%, 04/15/10(c)(d)	13,000	12,999

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Liberty Street Funding Corp., 0.190%, 05/12/10(c)(d)	25,000	24,995
Liberty Street Funding Corp., 0.200%, 05/17/10(c)(d)	5,000	4,999
Market Street Funding Corp., 0.180%, 04/16/10(c)(d)	5,500	5,500
Market Street Funding Corp., 0.180%, 04/21/10(c)(d)	12,600	12,599
Market Street Funding Corp., 0.200%, 04/23/10(c)(d)	15,000	14,998
Market Street Funding Corp., 0.200%, 04/26/10(c)(d)	10,000	9,999
National Australia Funding LLC, 0.180%, 04/05/10(c)(d)	12,000	12,000
National Australia Funding LLC, 0.180%, 04/19/10(c)(d)	25,000	24,998
Nestle Finance International Ltd., 0.240%, 06/30/10(d)	30,000	29,982
New York Life Insurance Capital Corp., 0.160%, 04/06/10(c)(d)	10,000	10,000
Old Line Funding LLC, 0.180%, 04/15/10(c)(d)	16,000	15,999
Old Line Funding LLC, 0.170%, 04/16/10(c)(d)	32,029	32,027
Park Avenue Receivables Corp., 0.160%, 04/08/10(c)(d)	15,000	15,000
Park Avenue Receivables Corp., 0.170%, 04/16/10(c)(d)	21,000	20,998
Park Avenue Receivables Corp., 0.170%, 04/20/10(c)(d)	6,900	6,899
Park Avenue Receivables Corp., 0.200%, 04/27/10(c)(d)	30,000	29,996
Park Avenue Receivables Corp., 0.180%, 05/05/10(c)(d)	3,000	2,999
Southern Pacific Funding Corp., 0.160%, 04/06/10(c)(d)	18,000	18,000
Southern Pacific Funding Corp., 0.160%, 04/09/10(c)(d)	18,000	17,999
Southern Pacific Funding Corp., 0.180%, 04/13/10(c)(d)	10,000	9,999
Straight-A Funding LLC, 0.170%, 04/07/10(c)(d)	17,000	16,999
Straight-A Funding LLC, 0.160%, 04/16/10(c)(d)	9,050	9,049
Straight-A Funding LLC, 0.170%, 04/26/10(c)(d)	37,000	36,996
Straight-A Funding LLC, 0.170%, 05/03/10(c)(d)	19,000	18,997
Straight-A Funding LLC, 0.190%, 05/11/10(c)(d)	25,000	24,995
Straight-A Funding LLC, 0.190%, 05/19/10(c)(d)	15,682	15,678
Straight-A Funding LLC, 0.190%, 05/27/10(c)(d)	23,000	22,993
Straight-A Funding LLC, 0.200%, 06/03/10(c)(d)	10,000	9,996
Total Capital SA, 0.220%, 06/28/10(c)(d)	75,000	74,960
Toyota Motor Credit Corp., 0.220%, 04/20/10(d)	38,000	37,996
Toyota Motor Credit Corp., 0.220%, 04/29/10(d)	12,000	11,998
UBS Finance Delaware LLC, 0.070%, 04/01/10(d)	75,000	75,000
Unilever Capital Corp., 0.115%, 04/14/10(c)(d)	32,500	32,499

		1,575,101

Health Care (0.7%)
Abbott Laboratories, 0.130%, 04/12/10(c)(d)	8,000	8,000
Roche Holdings, Inc., 0.170%, 04/08/10(c)(d)	26,000	25,999

		33,999

Information Technology (2.0%)
IBM Corp., 0.140%, 04/01/10(c)(d)	60,000	60,000
Oracle Corp., 0.150%, 05/14/10(c)(d)	35,000	34,994

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Information Technology—continued

Oracle Corp., 0.170%, 05/18/10(c)(d)	5,525	5,524

		100,518

Utilities (3.9%)
ConocoPhillips, 0.100%, 04/01/10(c)(d)	40,000	40,000
E.ON AG, 0.200%, 05/21/10(c)(d)	60,000	59,983
E.ON AG, 0.230%, 06/07/10(c)(d)	15,000	14,994
GDF Suez, 0.170%, 04/06/10(c)(d)	25,000	24,999
GDF Suez, 0.210%, 05/03/10(c)(d)	20,000	19,996
GDF Suez, 0.190%, 05/04/10(c)(d)	30,000	29,995

		189,967

Total Commercial Paper		2,239,678

Corporate Bonds (4.8%)
Banks (2.8%)
Bank of New York Mellon Corp. (The), Ser G, MTN, 0.303%, 06/29/10(a)(b)	15,000	15,002
Bank of Nova Scotia, 0.180%, 05/20/10(d)	9,000	8,998
International Bank for Reconstruction & Development (The), 0.140%, 04/19/10(d)	25,000	24,998
International Bank for Reconstruction & Development (The), 0.170%, 05/07/10(d)	60,000	59,990
Wachovia Corp., Ser G, MTN, 0.290%, 04/01/10(a)(b)	24,000	24,005
Wachovia Corp., Ser G, MTN, 0.326%, 04/26/10(a)(b)	4,000	4,001

		136,994

Diversified Financial Services (1.4%)
JPMorgan Chase & Co., 0.421%, 04/17/10(a)(b)	10,000	10,013
JPMorgan Chase & Co., MTN, 0.301%, 06/22/10(a)(b)	8,000	8,001
JPMorgan Chase & Co., Ser C, MTN, 0.278%, 04/08/10(a)(b)	19,100	19,095
Westpac Banking Corp., 0.180%, 05/13/10(c)(d)	32,000	31,993

		69,102

Diversified Operations (0.6%)
3M Co., 5.610%, 12/12/10(a)(b)	25,465	26,397

Total Corporate Bonds		232,493

Municipal Bonds (12.4%)
Alaska (0.5%)
Valdez Alaska Marine Terminal, BP Pipelines, Inc. Project, Ser B, RB, 0.300%, 04/01/10(a)(b)	6,000	6,000
Valdez Alaska Marine Terminal, Exxon Pipeline Co. Project, RB, 0.240%, 04/07/10(a)(b)	19,950	19,950

		25,950

California (2.5%)
California Pollution Control Financing Authority Exempt Facilities, Exxon Capital Venture, Inc. Exxon Mobil Project, RB, 0.280%, 04/01/10, AMT(a)(b)	13,895	13,895
California Pollution Control Financing Authority, Exxon Mobil Corp. Project, RB, 0.270%, 04/01/10(a)(b)	4,200	4,200
California Pollution Control Financing Authority, Exxon Mobil Corp. Project, RB, 0.270%, 04/01/10(a)(b)	11,640	11,640
California Pollution Control Financing Authority, Solid Waste Disposal, Ser A, RB, 0.300%, 04/07/10, LOC: JPMorgan Chase & Co., AMT(a)(b)	10,000	10,000
California State Department of Water Resources Power Supply, Ser B-6, RB, 0.260%, 04/01/10, LOC: State Street Bank & Trust Co.(a)(b)	11,800	11,800

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
California—continued

California State Economic Recovery, Ser C-5, GO, 0.300%, 04/01/10, LOC: Bank of America N.A.(a)(b)	6,500	6,500
California Statewide Communities Development Authority, Cottage Health System, Ser D, RB, 0.270%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	12,940	12,940
California Statewide Communities Development Authority, Cottage Health System, Ser E, RB, 0.270%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	10,000	10,000
Irvine Ranch Water District, Ser A, GO, 0.230%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	14,200	14,200
San Jose Redevelopment Agency Tax Allocation, Ser D, 0.180%, 04/07/10, LOC: Bank of New York, AMT(a)(b)	18,260	18,260
Western Municipal Water Districts Facilities Authority, Ser A, RB, 0.270%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	7,990	7,990

		121,425

Delaware (0.1%)
Delaware State Health Facilities Authority, Bayhealth Medical Center, Inc., Ser B, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	5,050	5,050

District of Columbia (0.4%)
Metropolitan Washington Airports, 0.300%, 10/07/10	20,000	20,000

Florida (0.2%)
Jacksonville Health Facilities Authority, Southern Baptist Hospital of Florida, Inc., Ser E, RB, 0.270%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	7,275	7,275
Miami-Dade County Industrial Development Authority, South Florida Stadium Corp., RB, 0.250%, 04/01/10, LOC: TD Bank N.A.(a)(b)	3,250	3,250

		10,525

Georgia (0.3%)
Glynn-Brunswick Memorial Hospital Authority, Kings Bay Community Hospital, Inc., Ser B, RB, 0.270%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	16,500	16,500
Illinois (1.4%)
Illinois Finance Authority, Chicago Symphony Orchestra, RB, 0.290%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	35,000	35,000
Illinois Finance Authority, Elmhurst Memorial Healthcare, Ser D, RB, 0.270%, 04/07/10, LOC: Northern Trust Co.(a)(b)	16,800	16,800
Illinois Finance Authority, OSF Healthcare System, Ser C, RB, 0.270%, 04/07/10, LOC: Wells Fargo Bank N.A.(a)(b)	5,200	5,200
Joliet Regional Port District Marine Terminal, Exxon Mobil Corp. Project, RB, 0.240%, 04/01/10(a)(b)	10,000	10,000

		67,000

Kentucky (0.3%)
Boone County Pollution Control, Duke Energy Kentucky, Inc. Project, Ser A, RB, 0.250%, 04/07/10, LOC: Wells Fargo Bank N.A.(a)(b)	6,500	6,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Kentucky—continued

Kentucky Economic Development Finance Authority, Baptist Healthcare System, Inc., Ser B-3, RB, 0.250%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	5,000	5,000
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Inc., Ser B-4, RB, 0.270%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	4,000	4,000

		15,500

Maryland (0.2%)
Maryland State Health & Higher Education Facilities Authority, Frederick Memorial Hospital, RB, 0.310%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	8,000	8,000

Mississippi (0.2%)
Mississippi Business Finance Commission Gulf Opportunity Zone, Chevron USA, Inc. Project, Ser A, RB, 0.260%, 04/01/10(a)(b)	6,300	6,300
Mississippi Business Finance Commission Gulf Opportunity Zone, Chevron USA., Inc. Project, Ser C, RB, 0.260%, 04/01/10(a)(b)	5,000	5,000

		11,300

Missouri (0.4%)
Missouri Development Finance Board, 0.250%, 04/05/10	9,512	9,512
Missouri State Health & Educational Facilities Authority, St. Luke’s Health System, Inc., Ser A, RB, 0.300%, 04/07/10, LOC: Bank of America N.A.(a)(b)	11,400	11,400

		20,912

New Mexico (0.2%)
New Mexico Educational Assistance Foundation, Ser A-1, RB, 0.320%, 04/07/10, Guaranteed Student Loans, AMT(a)(b)	3,250	3,250
New Mexico Educational Assistance Foundation, Ser A-2, RB, 0.320%, 04/07/10, Guaranteed Student Loans, AMT(a)(b)	4,750	4,750

		8,000

New York (0.3%)
Monroe County Industrial Development Agency, Cherry Ridge Apartments LLC, RB, 0.250%, 04/01/10, LOC: HSBC Bank USA N.A.(a)(b)	6,085	6,085
Troy Industrial Development Authority Civic Facility, Rensselaer Polytechnical Institute, Ser B, RB, 0.300%, 04/01/10, LOC: Bank of America N.A.(a)(b)	7,100	7,100

		13,185

Ohio (0.2%)
Cuyahoga County Housing Revenue, Euclid Avenue Housing Corp., Ser A, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	7,000	7,000

Oregon (0.4%)
Clackamas County Hospital Facility Authority, Legacy Health System, Ser A, RB, 0.270%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	10,000	10,000
Clackamas County Hospital Facility Authority, Legacy Health System, Ser C, RB, 0.270%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	10,000	10,000

		20,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pennsylvania (1.0%)
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser C, RB, 0.260%, 04/07/10, LOC: PNC Bank N.A.(a)(b)	3,900	3,900
Delaware County Industrial Development Authority, Airport Facilities, United Parcel Service Project, RB, 0.280%, 04/01/10(a)(b)	1,700	1,700
Lancaster Industrial Development Authority, Willow Valley Retirement Communities, Ser B, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	10,000	10,000
Pennsylvania Housing Finance Agency, Single Family Mortgage, Ser 85C, RB, 0.260%, 04/07/10, LOC: FNMA, FHLMC, AMT(a)(b)	6,600	6,600
Pennsylvania State Higher Educational Facilities Authority, Gannon University, RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	4,000	4,000
Philadelphia Authority for Industrial Development, Bakers Bay Elderly Associates, RB, 0.290%, 04/01/10, GNMA(a)(b)	3,365	3,365
Philadelphia School District, Subser A-3, GO, 0.300%, 04/01/10, LOC: Bank of America N.A.(a)(b)	9,900	9,900
Pittsburgh Water & Sewer Authority, First Lien, Ser B2, RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	8,875	8,875

		48,340

Texas (1.1%)
Gulf Coast Waste Disposal Authority Pollution Control, Exxon Mobil Corp. Project, RB, 0.240%, 04/01/10(a)(b)	4,475	4,475
Harris County Health Facilities Development Authority, Baylor College of Medicine, Ser A2, RB, 0.290%, 04/01/10, LOC: Bank of America N.A.(a)(b)	15,000	15,000
Harris County Industrial Development Corp. Pollution Control, RB, 0.240%, 04/01/10(a)(b)	13,400	13,400
Harris County Industrial Development Corp. Pollution Control, RB, 0.240%, 04/01/10(a)(b)	16,540	16,540
Lower Neches Valley Authority, Industrial Development Corp. Exempt Facilities, Mobil Oil Refining Corp. Project, RB, 0.290%, 04/01/10, AMT(a)(b)	3,600	3,600

		53,015

Virginia (0.4%)
Chesapeake Bay Bridge & Tunnel District, Ser A, RB, 0.280%, 04/01/10, LOC: Banking & Trust Co.(a)(b)	9,600	9,600
Fauquier County Industrial Development Authority, Wakefield School, Inc., RB, 0.250%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	7,000	7,000
Peninsula Ports Authority Coal Terminal, Dominion Terminal Project, Ser C, RB, 0.300%, 04/01/10, LOC: Citibank N.A.(a)(b)	3,400	3,400

		20,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Washington (0.6%)
Washington Health Care Facilities Authority, Multicare Health System, Ser B, RB, 0.290%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	10,000	10,000
Washington Health Care Facilities Authority, Swedish Health Services, Ser C, RB, 0.260%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	18,000	18,000

		28,000

West Virginia (0.1%)
West Virginia State Hospital Finance Authority, West Virginia University Hospitals, Inc., Ser A, RB, 0.270%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	5,000	5,000

Wisconsin (1.0%)
University Hospitals & Clinics Authority, Ser B, RB, 0.280%, 04/01/10, GO of Authority(a)(b)	28,000	28,000
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care Metro, Inc., Ser B, RB, 0.260%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	15,385	15,385
Wisconsin State Health & Educational Facilities Authority, National Regency of New Berlin, Inc., RB, 0.320%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	5,800	5,800

		49,185

Wyoming (0.6%)
Lincoln County Pollution Control, Exxon Mobil Corp. Project, Ser C, RB, 0.240%, 04/01/10(a)(b)	15,110	15,110
Lincoln County Pollution Control, Exxon Mobil Corp. Project, Ser D, RB, 0.240%, 04/01/10(a)(b)	10,205	10,205
Lincoln County Pollution Control, Exxon Project, Ser A, RB, 0.240%, 04/01/10(a)(b)	5,760	5,760

		31,075

Total Municipal Bonds		604,962

U.S. Government Agencies (9.9%)
Federal Farm Credit Bank (2.3%)
0.188%, 04/04/10(a)(b)	65,000	65,000
0.198%, 04/03/10(a)(b)	47,000	47,000

		112,000

Federal Home Loan Bank (4.6%)
0.120%, 04/05/10(d)	30,000	29,999
0.500%, 10/05/10, Callable 04/05/10 @ 100(e)	42,950	42,947
0.500%, 10/18/10(e)	28,000	28,011
0.410%, 12/29/10, Callable 06/29/10 @ 100	40,000	40,000
0.500%, 03/14/11, Callable 08/26/10 @ 100	20,000	20,000
0.550%, 04/12/11, Callable 04/26/10 @ 100	30,000	30,000
0.570%, 04/13/11, Callable 06/29/10 @ 100	20,000	20,000
0.600%, 04/20/11, Callable 05/05/10 @ 100^	13,000	13,000

		223,957

Federal Home Loan Mortgage Corporation (0.8%)
0.281%, 10/27/10(d)(e)	40,000	39,935

Federal National Mortgage Association (2.2%)
0.120%, 04/14/10(d)	30,000	29,999
0.141%, 04/13/10(a)(b)	75,000	74,987

		104,986

Total U.S. Government Agencies		480,878

Repurchase Agreements (5.2%)
Banc of America Securities, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $36,478 (collateralized by Federal Home Loan Mortage Corporation; 2.000%, due 10/23/12; total market value $37,208)	36,478	36,478

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

BNP Paribas, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $57,074 (collateralized by U.S. Government Agencies; DN-6.000%, due 09/24/10-11/16/39; total market value $58,218)	57,074	57,074
Commerzbank AG, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $51,000 (collateralized by U.S. Treasury Notes; 0.875%-3.625%, due 02/28/11-02/15/20; total market value $52,022)	51,000	51,000
Deutsche Bank AG, 0.020%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $5,025 (collateralized by Federal National Mortgage Association; 6.250%, due 02/01/11; total market value $5,125)	5,025	5,025
HSBC Securities, Inc., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $98,646 (collateralized by U.S. Treasury Obligations; 2.625-5.000%, due 12/31/14-05/15/37; total market value $100,619)	98,646	98,646
UBS Warburg LLC, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $7,501 (collateralized by Federal National Mortgage Association; 4.420%, due 05/06/19; total market value $7,656)	7,501	7,501

Total Repurchase Agreements		255,724

Money Market Fund (3.1%)
JPMorgan U.S. Government Money Market Fund	150,000,000	150,000

Total Money Market Fund		150,000

Time Deposits (3.3%)
BNP Paribas, 0.100%, 04/01/10(a)(b)	56,878	56,878
Calyon, 0.100%, 04/01/10(a)(b)	49,162	49,162
Societe Generale, 0.010%, 04/01/10(a)(b)	54,079	54,079

Total Time Deposits		160,119

Total Investments (Cost $4,998,857)(f) — 102.5%		4,998,857
Liabilities in excess of other assets — (2.5)%		(123,857)

Net Assets — 100.0%		$4,875,000

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	The date shown reflects the next interest rate reset date. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 33.9% of net assets as of March 31, 2010.

(d)	Rate represents the effective yield at purchase.

(e)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(f)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

AMT	— Income subject to Alternative Minimum Tax

DN	— Discount Note

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

FNMA	— Security guaranteed by Federal National Mortgage Association

GNMA	— Security guaranteed by Government National Mortgage Association

GO	— General Obligation

LOC	— Letter of Credit

MTN	— Medium Term Note

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (98.5%)
Alabama (2.6%)
Birmingham Medical Clinic Board, University of Alabama Health Services Foundation P.C., RB, 0.330%, 04/02/10, LOC: Wells Fargo Bank N.A.(a)(b)	13,060	13,060
Birmingham Special Care Facilities Financing Authority, Methodist Home for the Aging, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)(c)	5,725	5,725
Eutaw Industrial Development Board Pollution Control, Power Co. Project, RB, 0.270%, 04/01/10(a)(b)	9,600	9,600
Infirmary Health System Special Care Facilities Financing Authority, Infirmary Health Systems, Inc., Ser B, RB, 0.270%, 04/07/10, LOC: Deutsche Bank A.G.(a)(b)	2,900	2,900
West Jefferson Industrial Development Board Pollution Control, Power Co. Project, RB, 0.330%, 04/06/10(a)(b)	15,000	15,000

		46,285

Arizona (0.4%)
Arizona Health Facilities Authority, Catholic Healthcare West, Ser A, RB, 0.270%, 04/07/10, LOC: JPMorgan Chase & Co.(a)(b)	6,100	6,100

California (1.8%)
California State Economic Recovery, Ser C-4, GO, 0.270%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	10,900	10,900
Riverside County Teeter Finance, 0.210%, 05/06/10	20,400	20,400

		31,300

Colorado (0.9%)
Colorado Educational & Cultural Facilities Authority, Milwaukee Jewish Federation Bond Program, RB, 0.300%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	11,590	11,590
Westminster Economic Development Authority Tax Increment, Mandalay Gardens, RB, 0.300%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	4,650	4,650

		16,240

Delaware (0.7%)
Delaware State Economic Development Authority, Peninsula United, Ser A, RB, 0.300%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	13,000	13,000

District of Columbia (5.4%)
District of Columbia, American Educational Research Association, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	7,150	7,150
District of Columbia, Center for Strategic & International Studies, Inc., RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	6,730	6,730
District of Columbia, The Pew Charitable Trusts, Ser A, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	47,000	47,000
District of Columbia, Thurgood Marshall Center Trust, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	2,845	2,845
Metropolitan Washington Airports, 0.300%, 10/07/10	30,000	30,000

		93,725

Florida (2.1%)
De Soto County Industrial Development, Tremron Project, RB, 0.360%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	2,400	2,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Florida—continued

Jacksonville Economic Development Commission, Goodwill Industries of North Florida Project, RB, 0.430%, 04/02/10, LOC: Southtrust Bank N.A.(a)(b)	3,240	3,240
Miami-Dade County Industrial Development Authority, Gulliver Schools Project, RB, 0.340%, 04/01/10, LOC: Bank of America N.A.(a)(b)	6,350	6,350
Palm Beach County Economic Development, YMCA of South Palm Beach County, Inc., RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	8,095	8,095
Palm Beach County, Caron Foundation of Florida, Inc. Project, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	8,915	8,915
Palm Beach County, IDR, Boca Raton Jewish Community Day School, Inc., RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	2,415	2,415
Pinellas County Health Facility Authority, Ser A2, RB, 0.290%, 04/01/10(a)(b)	6,000	6,000

		37,415

Georgia (1.9%)
Bulloch County School District Sales Tax, GO, 5.000%, 05/01/10, State Aid Withholding	4,140	4,154
Cobb County Development Authority, Dominion Christian High School, Inc., RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	200	200
Columbia County Development Authority, Augusta Preparatory Day School, Inc., RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)(c)	2,500	2,500
Columbia County Elderly Authority Residential Care Facilities, Resource Center on Aging, RB, 0.400%, 04/07/10, LOC: Wells Fargo Bank N.A.(a)(b)	5,160	5,160
Fayette County Development Authority Educational Facilities, Catholic School Properties, Inc. Project, RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	12,550	12,550
Fulton County Development Authority Educational Facilities, Catholic School Properties, Inc., RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)(c)	6,530	6,530
Fulton County Development Authority, Kings Ridge Christian School, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	3,000	3,000

		34,094

Hawaii (1.3%)
Hawaii Pacific Health Special Purpose, Department of Budget & Finance, Ser B, RB, 0.300%, 04/07/10, RADIAN, LOC: Bank of Nova Scotia(a)(b)	4,620	4,620
Hawaii Pacific Health Special Purpose, Department of Budget & Finance, Ser B-2, RB, 0.300%, 04/07/10, RADIAN, LOC: Bank of Nova Scotia(a)(b)	18,450	18,450

		23,070

Illinois (11.9%)
Chicago Board of Education, Ser A, GO, 0.280%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	5,900	5,900
Illinois Development Finance Authority, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	6,629	6,629

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Illinois—continued

Illinois Development Finance Authority, St. Vincent de Paul Center, RB, 0.370%, 11/15/39, Mandatory Put 03/02/11 @ 100	28,300	28,300
Illinois Educational Facilities Authority, Art Institute of Chicago, RB, 0.300%, 04/07/10, SPA: Northern Trust Co.(a)(b)	14,800	14,800
Illinois Educational Facilities Authority, Field Museum Natural History, RB, 0.260%, 04/07/10, LOC: Northern Trust Co.(a)(b)(c)	8,300	8,300
Illinois Finance Authority, 0.250%, 05/25/10	17,410	17,410
Illinois Finance Authority, 0.300%, 07/08/10	24,000	24,000
Illinois Finance Authority, 0.300%, 08/04/10	20,000	20,000
Illinois Finance Authority, Art Institute of Chicago, Ser B-2, RB, 0.300%, 04/01/10, LOC: Northern Trust Co.(a)(b)	2,100	2,100
Illinois Finance Authority, Chicago Symphony Orchestra, RB, 0.290%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	10,000	10,000
Illinois Finance Authority, Elim Christian Services Project, RB, 0.330%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	11,940	11,940
Illinois Finance Authority, Northwestern University, Subser A, RB, 0.400%, 12/01/34, Mandatory Put 03/01/11 @ 100	7,500	7,500
Illinois Finance Authority, Northwestern University, Subser C, RB, 0.320%, 12/01/46, Mandatory Put 03/01/11 @ 100	8,000	8,000
Illinois Finance Authority, Pollution Control, Commonwealth Edison Company, Ser F, RB, 0.280%, 04/07/10(a)(b)	8,080	8,080
Illinois Finance Authority, Resurrection Health, Ser C, RB, 0.370%, 04/01/10, LOC: LaSalle Bank N.A.(a)(b)	32,235	32,235
Illinois Health Facilities Authority, Memorial Health System, RB, 0.320%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	3,200	3,200

		208,394

Indiana (4.5%)
Crawfordville, IDR, National Service Industrial, Inc. Project, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)(c)	4,000	4,000
Indiana Development Finance Authority, Indianapolis Museum of Art, RB, 0.300%, 04/07/10, LOC: JPMorgan Chase & Co.(a)(b)	19,200	19,200
Indiana Finance Authority Health System, Sisters of St. Francis Health Services, Inc., Ser H, RB, 0.290%, 04/07/10, LOC: JPMorgan Chase & Co.(a)(b)	16,300	16,300
Indiana Health Facility Financing Authority, Ascension Health, Ser A-2, RB, 0.300%, 04/07/10(a)(b)	16,600	16,600
Indiana State Finance Authority, Ascension Health Credit Group, RB, 0.390%, 11/15/36, Mandatory Put 05/17/10 @ 100	2,400	2,400
Indiana State Finance Authority, Ascension Health, Ser E5, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	3,310	3,310
Indiana State Finance Authority, Ascension Health, Ser E7, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	3,310	3,310
Indiana State Finance Authority, Ascension Health, Ser E8, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	3,310	3,310

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Indiana—continued

Marion Economic Development, Wesleyan University Project, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	10,000	10,000

		78,430

Iowa (1.0%)
Iowa Financing Authority, Diocese of Sioux City Project, RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	5,115	5,115
Iowa Higher Education Loan Authority, St. Ambrose University, RB, 0.320%, 04/01/10, LOC: Northern Trust Co.(a)(b)	8,700	8,700
Webster County Educational Facilities, St. Edmond Project, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	4,425	4,425

		18,240

Kansas (0.1%)
Kansas Development Finance Authority Health Facilities, Deaconess Long Term Care, Ser C, RB, 0.310%, 04/07/10, LOC: JPMorgan Chase & Co.(a)(b)	2,000	2,000

Kentucky (5.2%)
Boyle County College, Centre College Project, Ser A, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	24,000	24,000
Kentucky Public Energy Authority, Gas Supply, Ser A, RB, 0.280%, 04/01/10(a)(b)	63,397	63,397
Simpson County Hospital, The Medical Center at Franklin, Inc., RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	4,250	4,250

		91,647

Louisiana (1.0%)
East Baton Rouge Parish Industrial Development Board, Inc., RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	13,600	13,600
Louisiana Local Government Environmental Facilities and Community Development, SRL Holdings LLC Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	3,520	3,520

		17,120

Maryland (6.0%)
Howard County, Glenelg Country School, Inc., RB, 0.290%, 04/02/10, LOC: PNC Bank N.A.(a)(b)	5,400	5,400
Johns Hopkins University, 0.200%, 06/14/10	13,277	13,277
Johns Hopkins University, 0.270%, 09/15/10	8,043	8,043
Maryland Health & Higher Educational Facilities Authority, 0.270%, 08/03/10	15,150	15,150
Maryland Industrial Development Financing Authority Port Facilities, Occidental Petroleum Corp., RB, 0.260%, 04/01/10(a)(b)	10,000	10,000
Maryland State Economic Development Corp., YMCA of Central Maryland, Inc. Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	3,300	3,300
Maryland State Health & Higher Education Facilities Authority, Frederick Memorial Hospital, RB, 0.310%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	18,000	18,000
Maryland State Health & Higher Education Facilities Authority, Howard County General Hospital, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	8,000	8,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland State Health & Higher Education Facilities Authority, Johns Hopkins Health System, Ser A, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	5,000	5,000
Maryland State Health & Higher Education Facilities Authority, Severn School, Inc., RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	7,400	7,400
Maryland State Health & Higher Education Facilities Authority, Upper Chesapeake Hospital, Ser B, RB, 0.310%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	5,960	5,960
Montgomery County Economic Development, American Gastroenterological Association, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	2,410	2,410
University System of Maryland, Ser A, RB, 0.550%, 07/01/23, Mandatory Put 06/01/10 @ 100	4,000	4,000

		105,940

Massachusetts (0.5%)
Massachusetts Health & Educational Facilities Authority, Amherst College, Ser H, RB, 0.480%, 11/01/33, Mandatory Put 07/08/10 @ 100	7,747	7,747
Massachusetts State Industrial Finance Agency, Automatic Data Processing, Inc., RB, 0.480%, 04/01/10(a)(b)	1,000	1,000

		8,747

Michigan (0.8%)
Michigan State Hospital Finance Authority, Ascension Health Credit Group, Ser B1, RB, 0.280%, 05/04/10(a)(b)	5,800	5,800
Michigan State, COP, 5.500%, 06/01/18, Prerefunded 06/01/10 @ 100, AMBAC	2,000	2,016
Oakland County Economic Development Corp., Cranbrook Educational Community, RB, 0.330%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	6,995	6,995

		14,811

Minnesota (2.8%)
Minnesota State Higher Education Facilities Authority, William Mitchell, Ser 5-S, RB, 0.280%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	9,865	9,865
Rochester Health Care Facilities, Mayo Clinic, Ser D, RB, 0.700%, 11/15/38, Mandatory Put 04/01/10 @ 100	7,800	7,800
Rochester Health Care Facilities, Mayo Clinic, Ser E, RB, 0.550%, 11/15/38, Mandatory Put 05/10/10 @ 100	4,000	4,000
Rochester Minnesota Health Care, 0.280%, 06/01/10	10,000	10,000
St. Paul Port Authority District Cooling, District Cooling St. Paul, Inc., Ser 9-BB, RB, 0.300%, 04/01/10, LOC: Deutsche Bank A.G.(a)(b)	2,380	2,380
University of Minnesota, 0.350%, 04/08/10	5,000	5,000
University of Minnesota, 0.280%, 08/05/10	9,500	9,500

		48,545

Mississippi (0.8%)
Mississippi Business Finance Corp., Horn Island Realty LLC, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	7,410	7,410

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Mississippi—continued

Mississippi Hospital Equipment & Facilities Authority, Baptist Memorial Health Care Corp., Ser B2, RB, 0.270%, 06/03/10(a)(b)	6,800	6,800

		14,210

Missouri (3.2%)
Missouri Development Finance Board, 0.250%, 04/05/10	21,000	21,000
Missouri Development Finance Board, 0.250%, 04/05/10	18,533	18,533
Missouri Development Finance Board, 0.250%, 04/05/10	2,270	2,270
Missouri State Health & Educational Facilities Authority, Ascension Health, Ser C-1, RB, 0.560%, 05/04/10(a)(b)	7,500	7,500
St. Joseph Industrial Development Authority Health Facilities, Heartland Regional Medical Center, Ser A, RB, 0.270%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	6,000	6,000

		55,303

Nebraska (0.3%)
Madison County Hospital Authority No. 001, Faith Regional Health Services, Ser B, RB, 0.280%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	5,000	5,000

Nevada (2.3%)
Las Vegas Valley Water, 0.200%, 04/30/10	24,500	24,500
Las Vegas Valley Water, 0.240%, 08/05/10	15,000	15,000

		39,500

New York (2.5%)
Metropolitan Transportation Authority, Ser G, RB, 0.270%, 04/07/10, LOC: BNP Paribas(a)(b)	6,700	6,700
New York City, Subser A-10, GO, 0.290%, 04/01/10, LOC: Morgan Guarantee Trust(a)(b)	5,750	5,750
New York Liberty Development Corp., World Trade Center Project, Ser A, RB, 0.500%, 12/01/49, Callable 10/12/10 @ 100(a)	30,675	30,678

		43,128

North Carolina (4.9%)
Board of Governors University, Inc., 0.180%, 04/05/10	20,000	20,000
Board of Governors University, Inc., 0.240%, 06/04/10	4,000	4,000
Charlotte Airport, Ser C, RB, 0.270%, 04/07/10, LOC: Wells Fargo Bank N.A.(a)(b)	6,345	6,345
Guilford County Industrial Facilities & Pollution Control Financing, YMCA of Greensboro, Inc. Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	3,500	3,500
North Carolina Capital Facilities Finance Agency, Aquarium Society Project, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	6,440	6,440
North Carolina Capital Facilities Finance Agency, Educational Facilities, Countryside Montessori School, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	7,500	7,500
North Carolina Capital Facilities Finance Agency, Educational Facilities, High Point University Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	6,100	6,100
North Carolina Educational Facilities Finance Agency, Davidson College, Ser B, RB, 0.280%, 04/01/10(a)(b)	4,820	4,820
North Carolina Educational Facilities Finance Agency, Gardner-Webb University, RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)(c)	2,400	2,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

North Carolina Medical Care Commission, Health Care Facilities, Aston Park Health Care Center Project, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	2,700	2,700
North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement Community, Inc., Ser B, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	5,000	5,000
North Carolina Medical Care Commission, Health Care Facilities, Lutheran Services for the Aging Project, RB, 0.310%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	14,295	14,295
North Carolina Medical Care Commission, Westcare Health Systems Obligation, Ser A, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	3,560	3,560

		86,660

Ohio (2.4%)
Columbus Ohio, Ser 1, GO, 2.000%, 12/10/10	10,325	10,446
Hamilton County Health Care Facilities, Deaconess Long Term Care, Ser A, RB, 0.310%, 04/07/10, LOC: JPMorgan Chase & Co.(a)(b)	5,660	5,660
Ohio State University (The), Ser B, RB, 0.250%, 04/07/10(a)(b)	25,000	25,000

		41,106

Pennsylvania (8.0%)
Adams County Industrial Development Authority, Brethren Home Community Project, RB, 0.320%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	7,600	7,600
Allegheny County Industrial Development Authority Health Care, Vincentian Collaborative, Ser A, RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	4,300	4,300
Beaver County Industrial Development Authority Pollution Control, Firstenergy Nuclear Generation Corp., RB, 0.310%, 04/01/10, LOC: Barclays Bank PLC(a)(b)	8,000	8,000
Cumberland County Municipal Authority, Obligated Group Project, Ser A, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A(a)(b)	3,095	3,095
Delaware County Industrial Development Authority, Airport Facilities, United Parcel Service Project, RB, 0.280%, 04/01/10(a)(b)	4,900	4,900
Doylestown Hospital Authority Revenue, Ser B, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	11,700	11,700
Erie Higher Education Building Authority, Gannon University Project, Ser F, RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	1,240	1,240
Huntington County General Authority College, Juniata College Project, Ser A, RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	4,800	4,800
Luzerne County, Convention Center Authority, Hotel Room Rent Tax, Ser A, RB, 0.290%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	2,415	2,415
Montgomery County Industrial Development Authority, 0.190%, 04/07/10	12,100	12,100
Montgomery County Industrial Development Authority, 0.200%, 04/14/10	20,400	20,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pennsylvania—continued

Pennsylvania State University, Ser B, RB, 1.500%, 06/01/31, Mandatory Put 06/01/10 @ 100	11,250	11,269
Philadelphia School District, Subser D-1, GO, 0.270%, 04/01/10, State Aid Withholding(a)(b)	13,000	13,000
Southeastern Transportation Authority, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)(d)	24,440	24,440
Washington County Authority, Courthouse Square, Girard Estate Project, RB, 0.290%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)(c)	1,000	1,000
Washington County Hospital Authority, Hospital Project, Ser B, RB, 0.290%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	9,500	9,500

		139,759

South Carolina (1.6%)
South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Claflin University, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	4,640	4,640
South Carolina Jobs-Economic Development Authority, Hammond School Project, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	3,860	3,860
South Carolina Jobs-Economic Development Authority, USC Development Foundation Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	6,000	6,000
South Carolina Jobs-Economic Development Authority, YMCA of Beaufort County Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	2,990	2,990
South Carolina Jobs-Economic Development Hospital Authority, Tuomey Regional Medical Center, RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	6,440	6,440
University of South Carolina Development Foundation, RB, 0.280%, 04/01/10, GO(a)(b)	3,970	3,970

		27,900

Tennessee (5.8%)
Blount County Public Building Authority, Local Government Public Improvement, Ser E-1-A, RB, 0.320%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	4,200	4,200
Blount County Public Building Authority, Local Government Public Improvement, Ser E-10-A, RB, 0.320%, 04/07/10, LOC: Branch Banking & Trust Co.(a)(b)	4,965	4,965
Blount County Public Building Authority, Local Government Public Improvement, Ser E-5-A, RB, 0.320%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	7,800	7,800
Blount County Public Building Authority, Local Government Public Improvement, Ser E-5-B, RB, 0.320%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	9,470	9,470
Bristol Health & Educational Facilities Board, King College Project, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	6,800	6,800
Clarksville Public Building Authority, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	9,080	9,080
Dayton Industrial Development Board, IDR, La-Z-Boy Chair Co. Project, RB, 0.430%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)(c)	4,350	4,350

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Tennessee—continued

Knox County Health Educational & Housing Facilities Board, Baptist Hospital System Project, RB, 0.280%, 04/07/10, LOC: LaSalle Bank N.A.(a)(b)	12,315	12,315
Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Vanderbilt University, Ser B-3, RB, 5.000%, 10/01/44, Callable 04/01/10 @ 100, NATL-RE	4,255	4,255
Montgomery County Public Building Authority Pooled Financing Government Obligation, RB, 0.370%, 04/01/10, LOC: Bank of America N.A.(a)(b)(c)	2,200	2,200
Montgomery County Tennessee Public Building Authority Pooled Financing, RB, 0.310%, 04/01/10, LOC: Bank of America N.A.(a)(b)	21,645	21,645
Sevier County Public Building Authority, Local Government Public Improvement, Ser V-V-B-1, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	5,425	5,425
Shelby County Tennessee Health Educational & Housing Facilities Board, Gables-Tennessee Properties LLC, RB, 0.300%, 04/07/10, LOC: Wells Fargo Bank N.A.(a)(b)	9,300	9,300

		101,805

Texas (5.4%)
Alamo Heights Higher Educational Facilities Corp., Higher Educational, University Incarnate, Ser A, RB, 0.320%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	9,380	9,380
Brazos Harbor Industrial Development Corp., Port Facilities, American Rice, Inc. Project, Ser A, RB, 0.300%, 04/07/10, LOC: HSBC Bank USA N.A.(a)(b)	13,300	13,300
Harris County Industrial Development Corp. Pollution Control, RB, 0.240%, 04/01/10(a)(b)	6,000	6,000
Harris County Texas Cultural Educational, RB, 0.400%, 06/03/10	25,900	25,900
Harris County, Toll Road Senior Lien, Ser B-2, RB, 2.000%, 08/15/21, Mandatory Put 08/12/10 @ 100	11,635	11,699
Houston Texas, 0.250%, 05/27/10	3,900	3,900
Texas State, Tax & Revenue Anticipation Notes, RB, 2.500%, 08/31/10	24,860	25,077

		95,256

Utah (0.2%)
Jordanelle Special Service District Special Assessment, Tuhaye Project, RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	3,720	3,720

Virginia (3.8%)
Fairfax County Industrial Development Authority, Inova Health System Foundation, Ser C, RB, 0.300%, 04/07/10(a)(b)	2,795	2,795
Fairfax County, Ser D, GO, 2.000%, 10/01/10	5,985	6,036
Fauquier County Industrial Development Authority, Wakefield School, Inc., RB, 0.250%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	120	120
Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury, Ser B, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	7,815	7,815

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Henrico County Economic Development Authority, Steward School Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	1,000	1,000
Norfolk Economic Development Authority Hospital Facilities, Sentara Healthcare, Ser A, RB, 0.230%, 11/01/34, Mandatory Put 05/05/10 @ 100	3,900	3,900
Rockingham County Industrial Development Authority, Sunnyside Presbyterian Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	12,945	12,945
University of Virginia, 0.200%, 07/08/10	8,250	8,250
Virginia Beach Development Authority, Ocean Ranch Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)(c)	1,275	1,275
Virginia Commonwealth University Health System Authority, Ser A, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	7,400	7,400
Virginia Commonwealth University Health System Authority, Ser B, RB, 0.320%, 04/01/10, LOC: Wells Fargo Bank N.A., AMBAC(a)(b)	1,800	1,800
Virginia Commonwealth University Health System Authority, Ser B, RB, 0.320%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	12,700	12,700

		66,036

Washington (0.8%)
Bremerton, Kitsap Regional Conference, RB, 0.340%, 04/01/10, LOC: Bank of America N.A.(a)(b)	5,005	5,005
Washington State Housing Finance Commission, Multifamily Housing, Lake City Senior Apartments Project, RB, 0.320%, 04/07/10, FHLMC(a)(b)	4,000	4,000
Washington State Housing Finance Commission, Nonprofit, Evergreen School Project, RB, 0.380%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	4,555	4,555

		13,560

Wisconsin (5.2%)
Wisconsin Health & Educational Facilities Authority, 0.280%, 04/06/10	19,970	19,970
Wisconsin Health & Educational Facilities Authority, 0.250%, 04/07/10	35,000	35,000
Wisconsin Health & Educational Facilities Authority, Indian Community School of Milwaukee, Inc., 0.300%, 04/07/10, LOC: JPMorgan Chase & Co.(a)(b)	10,000	10,000
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care Metro, Inc., Ser B, RB, 0.260%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	4,640	4,640
Wisconsin State Health & Educational Facilities Authority, Benevolent Corp. Cedar Community, 0.330%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)(d)	13,690	13,690
Wisonsin Health & Educational Facilities Authority, 0.300%, 08/05/10	8,225	8,225

		91,525

Wyoming (0.4%)
Lincoln County Pollution Control, Exxon Mobil Corp. Project, Ser D, RB, 0.240%, 04/01/10(a)(b)	7,050	7,050

Total Municipal Bonds		1,726,621

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Funds (0.3%)
Federated Tax-Free Obligations Fund	4,853,874	4,854
Goldman Sachs Financial Square Tax-Free Money Market Fund	668,943	669

Total Money Market Funds		5,523

Total Investments (Cost $1,732,144)(e) — 98.8%		1,732,144
Other assets in excess of liabilities — 1.2%		20,413

Net Assets — 100.0%		$1,752,557

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	The date shown reflects the next interest rate reset date. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 2.2% of net assets as of March 31, 2010.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

COP	— Certificate of Participation

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

GO	— General Obligation

IDR	— Industrial Development Revenue

LOC	— Letter of Credit

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RADIAN	— Insured by Radian Asset Assurance

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
U.S. Government Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (61.8%)
Federal Farm Credit Bank (0.7%)
0.170%, 04/17/10(a)(b)	6,250	6,250

Federal Home Loan Bank (21.6%)
0.553%, 04/01/10(c)	6,000	6,000
0.110%, 04/05/10(c)	15,000	15,000
0.125%, 04/07/10(c)(d)	13,473	13,473
0.095%, 04/09/10(c)	10,000	10,000
0.125%, 04/14/10(c)	26,000	25,999
0.371%, 04/16/10(c)	7,000	6,999
0.120%, 04/21/10(c)	10,000	9,999
0.125%, 04/23/10(c)	15,000	14,999
0.400%, 04/01/10(a)(b)	6,000	6,000
0.150%, 05/19/10(c)	13,000	12,997
0.300%, 04/01/10(a)(b)	10,000	10,000
0.180%, 06/11/10(c)	10,000	9,996
0.160%, 07/16/10(c)	12,500	12,494
0.500%, 10/05/10, Callable 04/05/10 @ 100(d)	7,500	7,499
0.375%, 10/08/10	5,000	5,002
0.410%, 12/29/10, Callable 06/29/10 @ 100	5,000	5,000
0.400%, 12/30/10	3,800	3,799
0.500%, 03/14/11, Callable 08/26/10 @ 100	5,000	5,000
0.550%, 03/23/11, Callable 06/09/10 @ 100	5,000	5,000
0.550%, 04/12/11, Callable 04/26/10 @ 100	7,000	7,000
0.600%, 04/20/11, Callable 05/05/10 @ 100^	5,000	5,000

		197,256

Federal Home Loan Mortgage Corporation (20.0%)
0.155%, 04/05/10(c)	10,000	10,000
0.120%, 04/13/10(c)	15,000	14,999
0.190%, 04/19/10(c)	15,350	15,349
0.115%, 04/26/10(c)	11,390	11,389
0.155%, 04/28/10(c)	10,000	9,999
0.150%, 05/03/10(c)(d)	3,625	3,625
0.512%, 05/05/10(c)	5,800	5,797
0.442%, 05/17/10(c)	7,500	7,496
0.150%, 05/19/10(c)	12,500	12,497
0.170%, 06/07/10(c)	18,500	18,494
0.160%, 06/14/10(c)	6,000	5,998
0.145%, 06/15/10(c)	12,500	12,496
0.250%, 06/21/10(c)	35,500	35,483
0.220%, 08/23/10(c)	11,000	10,990
0.210%, 09/01/10(c)	7,500	7,493

		182,105

Federal National Mortgage Association (19.5%)
0.110%, 04/07/10(c)	7,100	7,100
0.175%, 05/25/10(c)	17,000	16,996
0.170%, 06/02/10(c)	14,300	14,296
0.180%, 06/23/10(c)	6,500	6,497
0.205%, 06/30/10(c)	14,500	14,493
0.160%, 07/06/10(c)	14,500	14,494
0.150%, 07/07/10(c)	12,000	11,995
0.200%, 07/08/10(c)	10,000	9,995
0.543%, 07/12/10(c)	22,000	21,982
0.141%, 04/13/10(a)(b)	10,000	9,998
0.170%, 07/14/10(c)	13,000	12,994
0.251%, 07/19/10(c)	6,000	5,995
0.210%, 08/02/10(c)	10,000	9,993
0.301%, 10/12/10(c)	12,500	12,480
2.250%, 04/09/12, Callable 04/09/10 @ 100	7,500	7,504

		176,812

Total U.S. Government Agencies		562,423

U.S. Treasury Obligation (0.7%)
U.S. Treasury Bill (0.7%)
0.285%, 06/10/10(c)	6,000	5,996

Total U.S. Treasury Obligation		5,996

Repurchase Agreements (38.1%)
Banc of America Securities, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $40,607 (collateralized by Federal National Mortgage Association; 3.000%, due 03/09/15; total market value $41,420)	40,607	40,607
BNP Paribas, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $146,617 (collateralized by U.S. Government Agencies; DN-6.090%, due 05/14/10-12/26/36; total market value $149,550)	146,617	146,617
Commerzbank AG, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $30,198 (collateralized by U.S. Treasury Note; 0.875%, due 02/28/11; total market value $30,805)	30,198	30,198

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Government Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

Deutsche Bank AG, 0.020%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $28,947 (collateralized by Federal Home Loan Bank; 2.400%, due 02/10/14; total market value $29,529)	28,947	28,947
HSBC Securities, Inc., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $87,702 (collateralized by U.S. Treasury Bond; 5.000%, due 05/15/37; total market value $89,460)	87,702	87,702
UBS Warburg LLC, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $12,746 (collateralized by Federal National Mortgage Association; 4.420%, due 05/06/19; total market value $13,006)	12,746	12,746

Total Repurchase Agreements		346,817

Total Investments (Cost $915,236)(e) — 100.6%		915,236
Liabilities in excess of other assets — (0.6)%		(5,061)

Net Assets — 100.0%		$910,175

^	Denotes investment purchased on a when-issued or delayed-delivery basis.

(a)	The date shown reflects the next date on which the Fund has the right to sell the security to the issuer or the issuer’s agent. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	Rate represents the effective yield at purchase.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

DN	— Discount Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)
U.S. Treasury Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (59.0%)
U.S. Treasury Bills (59.0%)
0.181%, 04/01/10(a)	33,500	33,500
0.146%, 04/08/10(a)	69,000	68,999
0.135%, 04/15/10(a)	47,500	47,498
0.150%, 04/19/10(a)	16,750	16,749
0.110%, 04/22/10(a)	25,000	24,998
0.065%, 04/29/10(a)	59,300	59,295
0.120%, 05/06/10(a)	57,000	56,993
0.157%, 05/13/10(a)	70,000	69,989
0.135%, 05/20/10(a)	32,245	32,240
0.141%, 05/27/10(a)	28,000	27,994
0.107%, 06/03/10(a)	35,500	35,492
0.117%, 06/10/10(a)	30,000	29,993
0.150%, 06/17/10(a)	10,000	9,997
0.113%, 07/01/10(a)	20,500	20,494
0.115%, 07/08/10(a)	31,285	31,275
0.127%, 07/15/10(a)	18,085	18,078
0.131%, 07/22/10(a)	18,085	18,077
0.161%, 08/05/10(a)	6,000	5,997
0.172%, 09/23/10(a)	17,000	16,986
0.210%, 10/21/10(a)	17,000	16,980
0.253%, 11/18/10(a)	17,000	16,972
0.406%, 12/16/10(a)	5,000	4,985

Total U.S. Treasury Obligations		663,581

Repurchase Agreements (42.5%)
Banc of America Securities, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $97,665 (collateralized by U.S. Treasury Note; 3.250%, due 05/31/16; total market value $99,619)	97,665	97,665
BNP Paribas, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $63,461 (collateralized by U.S. Treasury Obligations; 0.000%-3.375%, due 11/15/17-04/15/32; total market value $64,731)	63,461	63,461
Commerzbank AG, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $75,620 (collateralized by U.S. Treasury Note; 0.875%, due 02/28/11; total market value $77,134)	75,620	75,620
Commerzbank AG, 0.170%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $33,000 (collateralized by U.S. Treasury Note; 0.875%, due 02/28/11; total market value $33,663)	33,000	33,000
Deutsche Bank AG, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $33,688 (collateralized by U.S. Treasury Note; 4.625%, due 11/15/16; total market value $34,361)	33,688	33,688
HSBC Securities, Inc., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $64,681 (collateralized by U.S. Treasury Notes; 3.625%-4.750%, due 11/30/11-08/15/17; total market value $65,976)	64,681	64,681
JPMorgan Chase & Co., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $7,000 (collateralized by U.S. Treasury Note; 2.500%, due 03/31/15; total market value $7,145)	7,000	7,000
Royal Bank of Scotland, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $96,482 (collateralized by U.S. Treasury Note; 1.500%, due 12/31/13; total market value $98,412)	96,482	96,482

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

U.S. Treasury Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

UBS Warburg LLC, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $7,336 (collateralized by U.S. Treasury Note; 2.750%, due 02/15/19; total market value $7,486)	7,336	7,336

Total Repurchase Agreements		478,933

Total Investments (Cost $1,142,514)(b) — 101.5%		1,142,514
Liabilities in excess of other assets — (1.5)%		(16,921)

Net Assets — 100.0%		$1,125,593

(a)	Rate represents the effective yield at purchase.

(b)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (98.8%)
District of Columbia (0.4%)
Metropolitan Washington D.C. Airports Authority, Airport System, Ser A, RB, 5.500%, 10/01/10, NATL-RE/FGIC, AMT	1,365	1,395

Indiana (0.6%)
Indiana State Finance Authority, Ascension Health, Ser E5, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	630	630
Indiana State Finance Authority, Ascension Health, Ser E7, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	630	630
Indiana State Finance Authority, Ascension Health, Ser E8, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	630	630

		1,890

Kentucky (2.2%)
Kentucky Public Energy Authority, Gas Supply, Ser A, RB, 0.280%, 04/01/10(a)(b)	6,937	6,937

Michigan (0.3%)
Michigan State Hospital Finance Authority, Ascension Health Credit Group, Ser B1, RB, 0.280%, 05/04/10(a)(b)	1,125	1,125

New York (1.7%)
New York Liberty Development Corp., World Trade Center Project, Ser A, RB, 0.500%, 12/01/49, Callable 10/12/10 @ 100(a)	5,380	5,380

Puerto Rico (7.3%)
Barclays Capital Municipal Trust Receipts Various States, Ser 10-B, RB, 0.260%, 04/01/10, Callable 08/01/17 @ 100, LIQ FAC: Barclays Bank PLC(a)(b)(c)	11,250	11,250
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation, Ser A, RB, 5.500%, 10/01/40, Prerefunded 10/01/10 @ 101	8,330	8,636
Puerto Rico Commonwealth, Ser A-9, GO, 0.230%, 04/01/10, LOC:
Wells Fargo Bank N.A.(a)(b)	3,000	3,000

		22,886

Virginia (86.3%)
Alexandria Industrial Development Authority, Educational Facilities, Alexandria County Day School Project, RB, 0.290%, 04/07/10, LOC: PNC
Bank N.A.(a)(b)	3,665	3,665
Charlottesville Industrial Development Authority, Seminole, Ser A, RB, 0.320%, 04/07/10, Callable 05/12/10 @ 100, LOC: Branch Banking & Trust Co.(a)(b)	2,915	2,915
Chesapeake, Public Improvement, GO, 5.500%, 12/01/10	1,500	1,552
Chesterfield County Health Center Commission, Residential Care Facilities, Lucy Corr Village, Ser B, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	900	900
Fairfax County Economic Development Authority, Flint Hill School Project, RB, 0.420%, 04/06/10, LOC: Wells Fargo Bank N.A.(a)(b)(c)	3,850	3,850
Fairfax County Industrial Development Authority, Fairfax Hospital, Ser D, RB, 0.300%, 04/07/10, LIQ FAC: Inova Health System(a)(b)	4,900	4,900
Fairfax County Industrial Development Authority, Inova Health System Foundation, Ser C, RB, 2.000%, 05/15/10	3,310	3,317
Fairfax County, Ser D, GO, 2.000%, 10/01/10	6,000	6,051
Fauquier County Industrial Development Authority, Wakefield School, Inc., RB, 0.250%, 04/01/10, LOC:
PNC Bank N.A.(a)(b)	2,000	2,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Greene County Industrial Development Authority, Blue Ridge School Project, RB, 0.280%, 04/01/10, LOC:
Branch Banking & Trust Co.(a)(b)	5,055	5,055
Hampton Redevelopment & Housing Authority, Multifamily Housing, Shoreline Apartments Project, RB, 0.350%, 04/07/10, FHLMC(a)(b)	1,885	1,885
Hanover County Economic Development Authority, Bon Secours-Maria Manor Nursing Care Center, Inc., Ser D-2, RB, 0.270%, 04/07/10, LOC:
U.S. Bank N.A.(a)(b)	29,165	29,165
Henrico County Economic Development Authority, Residential Care Facilities, Westminster Canterbury, RB, 0.280%, 04/01/10, LOC:
Branch Banking & Trust Co.(a)(b)	8,310	8,310
Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury, Ser B, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	6,860	6,860
Henrico County Economic Development Authority, Steward School Project, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	2,400	2,400
JPMorgan Chase Putters Drivers Trust Various States, Ser 3590, RB, 0.290%, 04/01/10, LIQ FAC: JPMorgan Chase & Co.(a)(b)(c)	5,000	5,000
Loudoun County Industrial Development Authority, Day School, Inc., RB, 0.250%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	13,310	13,310
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser B, RB, 0.260%, 04/07/10(a)(b)	10,405	10,405
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser D, RB, 0.230%, 04/07/10(a)(b)	26,550	26,550
Lynchburg Industrial Development Authority, Aerofin Corp. Project, RB, 0.380%, 04/01/10, LOC: PNC Bank N.A., AMT(a)(b)	2,075	2,075
Lynchburg Industrial Development Authority, Centra Health, Inc., Ser C, RB, 0.270%, 04/01/10, LOC:
Branch Banking & Trust Co.(a)(b)	7,285	7,285
Newport News Industrial Development Authority, CNU Warwick LLC Student Housing Project, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	8,835	8,835
Norfolk Redevelopment & Housing Authority, Student Housing I LLC Project, Ser E2F, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)(d)	8,445	8,445
Peninsula Ports Authority, Riverside Health Systems Project, RB, 0.350%, 04/07/10(a)(b)	16,300	16,300
Pulaski County Industrial Development Authority, Pulaski Furniture Corp. Project, RB, 0.400%, 04/01/10, LOC: Bank of America N.A.(a)(b)(c)	425	425
Richmond, GO, 5.000%, 07/15/10, AGM	2,865	2,903
Salem Industrial Development Authority, Multifamily Housing, Oak Park Preservation LP, RB, 0.350%, 04/01/10, FNMA(a)(b)	2,740	2,740

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Tazewell County Industrial Development Authority, Jennmar Corp. of Virginia, Inc., RB, 0.380%, 04/01/10, LOC: PNC Bank N.A., AMT(a)(b)	4,350	4,350
University of Virginia, 0.200%, 07/08/10	10,000	10,000
Virginia Beach Development Authority, Wesleyan College Project, RB, 0.320%, 04/01/10, LOC: Bank of America N.A.(a)(b)	7,845	7,845
Virginia Beach, GO, 0.290%, 04/01/10(a)(b)(c)	4,745	4,745
Virginia Biotechnology Research Park Authority, United Network of Organ Sharing Project, RB, 0.280%, 04/01/10, LOC:
Wells Fargo Bank N.A.(a)(b)	8,105	8,105
Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development, Ser B, RB, 5.250%, 05/15/10	1,550	1,559
Virginia Commonwealth University Health System Authority, Ser B, RB, 0.320%, 04/01/10, AMBAC/County Guaranteed(a)(b)(d)	7,150	7,150
Virginia Commonwealth University Health System Authority, Ser C, RB, 0.350%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	9,800	9,800
Virginia Housing Development Authority, Commonwealth Mortgage, Ser C07, RB, 0.360%, 04/07/10, GO of Authority, AMT(a)(b)(c)(d)	685	685
Virginia Public Building Authority, Public Facilities, Ser A, RB, 5.000%, 08/01/10	4,000	4,061
Virginia Public Building Authority, Public Facilities, Ser A, RB, 5.750%, 08/01/17, Prerefunded 08/01/10 @ 100	1,370	1,395
Virginia Small Business Financing Authority Hospital, Carilion Medical Center, Ser A, RB, 0.300%, 04/01/10, SPA: Wells Fargo Bank N.A.(a)(b)	3,700	3,700
Virginia Small Business Financing Authority, Hampton University, Ser A, RB, 0.270%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	5,000	5,000
Virginia Small Business Financing Authority, National Capital Area Council, RB, 0.280%, 04/01/10, LOC: Wells Fargo Bank N.A.(a)(b)	6,145	6,145
Virginia State Public Building Authority Public Facilities, Ser A, RB, 5.000%, 08/01/10	6,185	6,285
Virginia State Public School Authority, Ser B, RB, 5.000%, 08/01/10	1,900	1,930
Winchester Industrial Development Authority, Residential Care Facilities, Westminster-Canterbury, Ser B, RB, 0.280%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	1,900	1,900

		271,753

Total Municipal Bonds		311,366

Money Market Funds (1.0%)
Federated Tax-Free Obligations Fund	116,606	117
Goldman Sachs Financial Square Tax-Free Money Market Fund	2,899,691	2,900

Total Money Market Funds		3,017

Total Investments (Cost $314,383)(e) — 99.8%		314,383
Other assets in excess of liabilities — 0.2%		496

Net Assets — 100.0%		$314,879

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	The date shown reflects the next interest rate reset date. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — concluded

has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 8.2% of net assets as of March 31, 2010.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

AGM	— Security guaranteed by Assured Guaranty Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

FNMA	— Security guaranteed by Federal National Mortgage Association

GO	— General Obligation

LIQ FAC	— Liquidity Facilities

LOC	— Letter of Credit

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

SPA	— Standby Purchase Agreement

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

			High				Investment
		Georgia	Grade			Investment	Grade
	Corporate	Tax-Exempt	Municipal	High	Intermediate	Grade	Tax-Exempt
	Bond	Bond	Bond	Income	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$170,649	$212,374	$55,775	$197,890	$1,574,218	$393,275	$1,066,711

Investments, at Value*	$181,126	$218,588	$59,203	$149,840	$1,536,502	$395,029	$1,040,618
Investments in Affiliates, at Value and Cost	—	—	—	57,544	83,180	16,872	51,719

Total Investments	181,126	218,588	59,203	207,384	1,619,682	411,901	1,092,337

Interest and Dividends Receivable	2,436	2,647	838	2,643	16,034	4,782	10,913
Receivable for Capital Shares Issued	255	258	40	939	4,581	1,502	2,990
Receivable for Investment Securities Sold	—	—	1,966	6,562	1,402	557	25,808
Appreciated Credit Default Swap Agreements, at Value	—	—	—	—	3,377	899	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	—	—	2,258	607	—
Prepaid Expenses	13	4	11	14	24	12	24

Total Assets	183,830	221,497	62,058	217,542	1,647,358	420,260	1,132,072

Liabilities:
Income Distributions Payable	678	664	221	986	3,731	1,152	2,444
Payable for Investment Securities Purchased	1,801	4,564	985	22,113	54,202	5,765	66,354
Payable for Capital Shares Redeemed	87	116	10	154	6,807	1,932	398
Depreciated Credit Default Swap Agreements, at Value	—	—	—	—	6,505	1,971	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	—	—	11	3	—
Payable Upon Return of Securities Loaned	—	—	—	25,951	3,471	584	—
Investment Advisory Fees Payable	61	100	26	74	318	176	437
Administration, Fund Accounting and Transfer Agency Fees Payable	8	5	2	4	38	10	29
Compliance Services Fees Payable	5	2	1	—	16	3	17
Shareholder Servicing Fees Payable	1	—	—	—	32	4	12
Distribution and Services Fees Payable	17	1	1	8	3	12	6
Custodian Fees Payable	3	1	1	—	4	2	4
Trustee Fees Payable	2	1	—	—	6	1	6
Accrued Expenses	19	3	3	2	39	7	49

Total Liabilities	2,682	5,457	1,250	49,292	75,183	11,622	69,756

Total Net Assets	$181,148	$216,040	$60,808	$168,250	$1,572,175	$408,638	$1,062,316

Net Assets Consist of:
Capital	$178,765	$214,263	$59,215	$163,222	$1,525,198	$388,448	$1,026,574
Accumulated Net Investment Income (Loss)	(678)	190	(7)	(41)	789	(972)	(154)
Accumulated Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(7,416)	(4,627)	(1,828)	(4,425)	(2,891)	1,589	10,270
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	10,477	6,214	3,428	9,494	49,079	19,573	25,626

Net Assets	$181,148	$216,040	$60,808	$168,250	$1,572,175	$408,638	$1,062,316

Net Assets:
I Shares	$157,739	$205,856	$55,203	$148,252	$1,559,191	$372,232	$1,037,972
A Shares#	4,524	10,184	5,605	3,822	11,916	26,790	24,344
C Shares	18,885	—	—	—	—	—	—
R Shares∧	—	—	—	16,176	1,068	9,616	—
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	16,383	20,130	4,953	21,890	148,123	32,606	86,593
A Shares#	467	995	503	564	1,132	2,347	2,029
C Shares	1,961	—	—	—	—	—	—
R Shares∧	—	—	—	2,387	102	842	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.63	$10.23	$11.15	$6.77	$10.53	$11.42	$11.99
A Shares#	9.67	10.24	11.15	6.78	10.53	11.42	12.00
C Shares(b)	9.63	N/A	N/A	N/A	N/A	N/A	N/A
R Shares∧	N/A	N/A	N/A	6.78	10.53	11.42	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.63	$10.23	$11.15	$6.77	$10.53	$11.42	$11.99
A Shares#	10.15	10.75	11.71	7.12	11.06	11.99	12.60
C Shares	9.63	N/A	N/A	N/A	N/A	N/A	N/A
R Shares∧	N/A	N/A	N/A	6.78	10.53	11.42	N/A
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

*	Investments include securities on loan of $—, $—, $—, $24,784, $3,325, $561 and $—, respectively.

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund and Investment Grade Tax-Exempt Bond Fund and those Funds’ C Shares are no longer available for purchase.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the High Income Fund and Investment Grade Bond Fund and those Funds’ C Shares are no longer available for purchase.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/ or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “— ” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

					Seix
		Limited-Term		North	Floating
		Federal	Maryland	Carolina	Rate	Seix	Seix
	Limited	Mortgage	Municipal	Tax-Exempt	High	Global	High
	Duration	Securities	Bond	Bond	Income	Strategy	Yield
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$26,428	$37,325	$28,890	$50,459	$1,297,042	$9,708	$1,789,421

Investments, at Value*	$21,782	$31,437	$30,253	$51,980	$1,190,782	$702	$1,679,939
Investments in Affiliates, at Value and Cost	4,774	6,346	—	—	153,605	9,006	215,928

Total Investments	26,556	37,783	30,253	51,980	1,344,387	9,708	1,895,867

Interest and Dividends Receivable	13	107	288	724	6,950	—	35,975
Receivable for Capital Shares Issued	7	56	99	112	9,231	—	11,442
Receivable for Investment Securities Sold	—	8,875	—	—	60,319	—	34,863
Appreciated Credit Default Swap Agreements, at Value	—	—	—	—	850	214	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	—	—	—	93	—
Prepaid Expenses	1	8	3	1	30	10	33

Total Assets	26,577	46,829	30,643	52,817	1,421,767	10,025	1,978,180

Liabilities:
Payable for Cash Overdraft	—	—	—	—	9,357	—	—
Income Distributions Payable	10	75	88	163	5,940	—	11,889
Interest and Dividends Payable	—	—	—	—	—	6	—
Payable for Investment Securities Purchased	4,076	14,859	1,005	—	200,228	—	93,316
Payable for Capital Shares Redeemed	—	11	—	—	977	5	7,379
Depreciated Credit Default Swap Agreements, at Value	—	—	—	—	—	399	—
Unrealized Depreciation on Unfunded Transactions	—	—	—	—	1,757	—	525
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	—	—	—	7	—
Payable Upon Return of Securities Loaned	—	—	—	—	—	—	106,008
Investment Advisory Fees Payable	1	10	14	25	427	14	614
Administration, Fund Accounting and Transfer Agency Fees Payable	2	1	1	1	27	—	38
Compliance Services Fees Payable	1	—	—	—	2	—	—
Shareholder Servicing Fees Payable	—	—	—	—	28	—	—
Distribution and Services Fees Payable	—	7	1	—	11	—	8
Custodian Fees Payable	3	1	—	—	—	2	—
Trustee Fees Payable	—	—	—	—	1	—	—
Accrued Expenses	2	4	2	—	4	3	—

Total Liabilities	4,095	14,968	1,111	189	218,759	436	219,777

Total Net Assets	$22,482	$31,861	$29,532	$52,628	$1,203,008	$9,589	$1,758,403

Net Assets Consist of:
Capital	$24,069	$49,683	$28,431	$52,124	$1,233,493	$9,442	$1,781,030
Accumulated Net Investment Income (Loss)	—	(43)	(42)	(63)	230	32	(112)
Accumulated Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(1,715)	(18,237)	(220)	(954)	(76,256)	(52)	(128,436)
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	128	458	1,363	1,521	45,541	167	105,921

Net Assets	$22,482	$31,861	$29,532	$52,628	$1,203,008	$9,589	$1,758,403

Net Assets:
I Shares	$22,482	$20,998	$24,332	$51,866	$1,173,308	$9,589	$1,723,678
A Shares#	—	2,598	5,200	762	22,298	—	28,378
C Shares	—	8,265	—	—	7,402	—	—
R Shares∧	—	—	—	—	—	—	6,347
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	2,314	2,023	2,321	5,152	133,320	933	182,208
A Shares#	—	251	496	76	2,534	—	3,069
C Shares	—	796	—	—	841	—	—
R Shares∧	—	—	—	—	—	—	671
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.71	$10.38	$10.48	$10.07	$8.80	$10.28	$9.46
A Shares#	N/A	10.36	10.48	10.04	8.80	N/A	9.25
C Shares(b)	N/A	10.38	N/A	N/A	8.81	N/A	N/A
R Shares∧	N/A	N/A	N/A	N/A	N/A	N/A	9.45
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.71	$10.38	$10.48	$10.07	$8.80	$10.28	$9.46
A Shares#	N/A	10.63	11.00	10.54	9.03	N/A	9.71
C Shares	N/A	10.38	N/A	N/A	8.81	N/A	N/A
R Shares∧	N/A	N/A	N/A	N/A	N/A	N/A	9.45
Maximum Sales Charge — A Shares	N/A	2.50%	4.75%	4.75%	2.50%	4.75%	4.75%

*	Investments include securities on loan of $—; $—; $—; $—; $—; $— and $101,324, respectively.

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund and Seix Global Strategy Fund and those Funds’ C Shares are no longer available for purchase.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the Seix High Yield Fund and the Fund’s C Shares are no longer available for purchase.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/ or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “— ” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

						U.S.
		Short-Term				Government
		U.S.	Total		U.S.	Securities	Virginia
	Short-Term	Treasury	Return	Ultra-Short	Government	Ultra-Short	Intermediate
	Bond	Securities	Bond	Bond	Securities	Bond	Municipal
	Fund	Fund	Fund	Fund	Fund	Fund	Bond Fund

Assets:
Total Investments, at Cost	$493,564	$44,869	$819,456	$98,337	$77,486	$1,415,481	$194,250

Investments, at Value*	$474,078	$45,545	$716,293	$92,930	$71,662	$1,347,159	$202,747
Investments in Affiliates, at Value and Cost	26,017	—	124,480	5,674	6,536	71,122	—

Total Investments	500,095	45,545	840,773	98,604	78,198	1,418,281	202,747

Cash	—	8	—	—	—	—	—
Segregated Cash at Broker for Futures Contracts	—	—	—	—	—	1,615	—
Interest and Dividends Receivable	3,499	260	6,453	359	489	4,532	2,371
Receivable for Capital Shares Issued	1,553	52	6,113	152	145	8,753	38
Receivable for Investment Securities Sold	11,295	2,044	81,181	1,457	—	85,409	3,901
Appreciated Credit Default Swap Agreements, at Value	—	—	1,555	—	—	—	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	1,039	—	—	—	—
Prepaid Expenses	14	13	15	4	5	32	4

Total Assets	516,456	47,922	937,129	100,576	78,837	1,518,622	209,061

Liabilities:
Income Distributions Payable	1,038	51	1,958	125	145	1,897	582
Payable for Investment Securities Purchased	18,132	2,072	196,747	7,546	1,068	172,641	2,524
Payable for Capital Shares Redeemed	379	9	451	193	295	2,414	63
Depreciated Credit Default Swap Agreements, at Value	—	—	2,972	—	—	—	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	4	—	—	—	—
Payable Upon Return of Securities Loaned	1,158	—	970	149	—	—	—
Payable to Broker for Futures Transactions	—	—	—	—	—	357	—
Investment Advisory Fees Payable	167	8	154	17	34	208	97
Administration, Fund Accounting and Transfer Agency Fees Payable	11	1	18	5	4	34	5
Compliance Services Fees Payable	2	1	3	2	5	13	4
Shareholder Servicing Fees Payable	—	—	1	—	—	10	—
Distribution and Services Fees Payable	3	6	2	—	3	—	2
Custodian Fees Payable	1	1	2	6	3	11	2
Trustee Fees Payable	1	—	1	1	1	6	1
Accrued Expenses	8	4	8	4	17	39	8

Total Liabilities	20,900	2,153	203,291	8,048	1,575	177,630	3,288

Total Net Assets	$495,556	$45,769	$733,838	$92,528	$77,262	$1,340,992	$205,773

Net Assets Consist of:
Capital	$503,260	$44,738	$709,206	$96,532	$75,187	$1,343,922	$196,826
Accumulated Net Investment Income (Loss)	194	(2)	(1,876)	20	1	1,456	34
Accumulated Net Realized Gain (Loss) from Investment, Swap, Futures and Foreign Currency Transactions	(14,429)	357	3,517	(4,291)	1,362	(7,186)	416
Net Unrealized Appreciation/Depreciation on Investments, Swaps, Futures and Foreign Currencies	6,531	676	22,991	267	712	2,800	8,497

Net Assets	$495,556	$45,769	$733,838	$92,528	$77,262	$1,340,992	$205,773

Net Assets:
I Shares	$489,413	$33,504	$724,588	$92,528	$71,910	$1,340,992	$191,537
A Shares#	3,389	5,839	8,540	—	2,314	—	14,236
C Shares	2,754	6,426	—	—	3,038	—	—
R Shares	—	—	710	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	49,256	3,262	68,361	9,341	8,206	133,178	18,433
A Shares#	340	570	782	—	264	—	1,370
C Shares	276	627	—	—	347	—	—
R Shares	—	—	67	—	—	—	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.94	$10.27	$10.60	$9.91	$8.76	$10.07	$10.39
A Shares#	9.96	10.26	10.92	N/A	8.76	N/A	10.39
C Shares(b)	9.96	10.25	N/A	N/A	8.76	N/A	N/A
R Shares	N/A	N/A	10.60	N/A	N/A	N/A	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.94	$10.27	$10.60	$9.91	$8.76	$10.07	$10.39
A Shares#	10.22	10.52	11.46	N/A	9.20	N/A	10.91
C Shares	9.96	10.25	N/A	N/A	8.76	N/A	N/A
R Shares	N/A	N/A	10.60	N/A	N/A	N/A	N/A
Maximum Sales Charge — A Shares	2.50%	2.50%	4.75%	N/A	4.75%	N/A	4.75%

*	Investments include securities on loan of $1,121, $—, $931, $145, $—, $— and $—, respectively.

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Virginia Intermediate Municipal Bond Fund and the Fund’s C Shares are no longer available for purchase.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/ or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

			U.S.
	Prime		Government	U.S.	Virginia
	Quality	Tax-Exempt	Securities	Treasury	Tax-Free
	Money	Money	Money	Money	Money
	Market	Market	Market	Market	Market
	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$4,998,857	$1,732,144	$915,236	$1,142,514	$314,383

Investments, at Value	$4,743,133	$1,732,144	$568,419	$663,581	$314,383
Repurchase Agreements, at Value and Cost	255,724	—	346,817	478,933	—

Total Investments	4,998,857	1,732,144	915,236	1,142,514	314,383

Interest and Dividends Receivable	1,259	1,339	131	2	608
Receivable for Capital Shares Issued	59	4	3	6	5
Receivable for Investment Securities Sold	—	19,601	—	—	—
Prepaid Expenses	47	18	13	16	9

Total Assets	5,000,222	1,753,106	915,383	1,142,538	315,005

Liabilities:
Income Distributions Payable	148	112	33	32	14
Payable for Investment Securities Purchased	124,027	—	5,000	16,749	—
Investment Advisory Fees Payable	367	204	63	39	29
Administration, Fund Accounting and Transfer Agency Fees Payable	64	41	22	26	7
Compliance Services Fees Payable	166	54	26	27	20
Distribution and Services Fees Payable	66	11	4	5	7
Custodian Fees Payable	25	8	4	4	5
Trustee Fees Payable	54	18	9	10	6
Accrued Expenses	305	101	47	53	38

Total Liabilities	125,222	549	5,208	16,945	126

Total Net Assets	$4,875,000	$1,752,557	$910,175	$1,125,593	$314,879

Net Assets Consist of:
Capital	$4,879,361	$1,752,657	$910,204	$1,125,658	$314,766
Accumulated Net Investment Income (Loss)	33	31	(7)	82	113
Accumulated Net Realized Gain (Loss) from Investment Transactions	(4,394)	(131)	(22)	(147)	—

Net Assets	$4,875,000	$1,752,557	$910,175	$1,125,593	$314,879

Net Assets:
I Shares	$2,381,233	$1,539,158	$729,297	$796,213	$162,341
A Shares	2,492,632	213,399	180,878	329,380	152,538
C Shares	1,135	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	2,382,979	1,539,211	729,317	796,285	162,206
A Shares	2,495,246	213,446	180,888	329,376	152,364
C Shares	1,136	—	—	—	—
Net Asset Value, Offering and Redemption Price Per Share:
I Shares	$1.00	$1.00	$1.00	$1.00	$1.00
A Shares	1.00	1.00	1.00	1.00	1.00
C Shares(a)	1.00	N/A	N/A	N/A	N/A

(a)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

			High				Investment
		Georgia Tax-	Grade			Investment	Grade
	Corporate	Exempt	Municipal	High Income	Intermediate	Grade Bond	Tax-Exempt
	Bond Fund	Bond Fund	Bond Fund	Fund	Bond Fund	Fund	Bond Fund

Investment Income:
Interest Income	$8,471	$8,482	$3,169	$7,906	$50,124	$19,598	$35,244
Dividend Income	—	19	13	—	—	—	241
Dividend Income from Affiliated Investment Companies	6	—	—	10	132	36	24
Net Income from Securities Lending	16	—	—	81	382	106	—

Total Investment Income	8,493	8,501	3,182	7,997	50,638	19,740	35,509

Expenses:
Investment Advisory Fees	631	1,062	392	491	3,395	2,210	4,758
Administration, Fund Accounting and Transfer Agency Fees	58	54	21	32	408	146	299
Compliance Services Fees	7	6	2	2	50	13	38
Distribution and Service Fees — A Shares	11	9	7	6	20	82	61
Distribution and Service Fees — C Shares#	191	14	14	45	—	43	18
Distribution and Service Fees — R Shares∧	—	—	—	51	6	45	—
Shareholder Servicing Fees — I Shares	4	—	—	—	265	5	75
Shareholder Servicing Fees — A Shares	—	—	—	—	—	6	—
Shareholder Servicing Fees — R Shares	—	—	—	—	1	—	—
Custodian Fees	12	7	5	10	42	23	26
Registration Fees	38	12	36	36	60	47	68
Trustee Fees	5	5	2	2	38	11	30
Other Fees	42	21	9	17	217	70	186

Total Expenses	999	1,190	488	692	4,502	2,701	5,559

Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(12)	(19)	—	—	—
Less: Administration Fees Waived	(1)	(1)	—	—	(6)	(2)	(98)

Net Expenses	998	1,189	476	673	4,496	2,699	5,461

Net Investment Income (Loss)	7,495	7,312	2,706	7,324	46,142	17,041	30,048

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from
Investment and Foreign Currency Transactions	5,906	1,081	2,217	9,337	16,639	9,973	32,711
Credit Default Swap Agreements	—	—	—	(85)	(24,760)	(8,812)	—
Interest Rate Swap Agreements	—	—	—	—	986	388	—
Forward Foreign Currency Contracts	—	—	—	—	958	122	—
Net Change in Unrealized Appreciation/Depreciation on
Investments and Foreign Currencies	11,172	6,398	2,288	14,543	36,909	15,268	10,460
Credit Default Swap Agreements	—	—	—	141	1,849	541	—
Interest Rate Swap Agreements	—	—	—	—	(3)	(1)	—
Forward Foreign Currency Contracts	—	—	—	—	1,768	401	—

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	17,078	7,479	4,505	23,936	34,346	17,880	43,171

Change in Net Assets from Operations	$24,573	$14,791	$7,211	$31,260	$80,488	$34,921	$73,219

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund and Investment Grade Tax-Exempt Bond Fund and those Funds’ C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the High Income Fund and Investment Grade Bond Fund and those Funds’ C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

		Limited-Term
		Federal		North
	Limited	Mortgage	Maryland	Carolina Tax-	Seix Floating
	Duration	Securities	Municipal	Exempt Bond	Rate High	Seix Global	Seix High
	Fund	Fund	Bond Fund	Fund	Income Fund	Strategy Fund	Yield Fund

Investment Income:
Interest Income	$249	$1,543	$1,328	$2,217	$61,205	$4	$118,690
Dividend Income	—	—	1	6	—	—	—
Dividend Income from Affiliated Investment Companies	18	7	—	—	134	9	133
Net Income from Securities Lending	—	—	—	—	—	—	367

Total Investment Income	267	1,550	1,329	2,223	61,339	13	119,190

Expenses:
Investment Advisory Fees	25	202	173	281	3,963	58	5,673
Administration, Fund Accounting and Transfer Agency Fees	10	15	10	15	278	3	430
Compliance Services Fees	1	1	1	2	17	—	33
Distribution and Service Fees — A Shares	—	5	5	1	36	—	54
Distribution and Service Fees — C Shares#	—	84	18	—	35	—	19
Distribution and Service Fees — R Shares∧	—	—	—	—	—	—	21
Shareholder Servicing Fees — I Shares	—	—	—	—	43	—	—
Shareholder Servicing Fees — A Shares	—	—	—	—	3	—	—
Custodian Fees	9	7	5	5	11	1	25
Registration Fees	8	31	9	8	67	36	49
Trustee Fees	1	1	1	1	13	—	25
Other Fees	4	12	6	7	112	1	176

Total Expenses	58	358	228	320	4,578	99	6,505

Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(17)	—	—	—	(18)	—
Less: Administration Fees Waived	—	(1)	—	—	(4)	—	(5)

Net Expenses	58	340	228	320	4,574	81	6,500

Net Investment Income (Loss)	209	1,210	1,101	1,903	56,765	(68)	112,690

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from
Investment and Foreign Currency Transactions	(67)	1,922	419	818	12,168	(65)	47,463
Credit Default Swap Agreements	—	—	—	—	2,751	(429)	2,400
Interest Rate Swap Agreements	—	—	—	—	—	284	—
Forward Foreign Currency Contracts	—	—	—	—	—	305	—
Net Change in Unrealized Appreciation/Depreciation on
Investments and Foreign Currencies	550	(1,039)	937	1,348	124,319	1	178,090
Credit Default Swap Agreements	—	—	—	—	14	81	362
Interest Rate Swap Agreements	—	—	—	—	—	(3)	—
Forward Foreign Currency Contracts	—	—	—	—	—	39	—

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:	483	883	1,356	2,166	139,252	213	228,315

Change in Net Assets from Operations	$692	$2,093	$2,457	$4,069	$196,017	$145	$341,005

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund and Seix Global Strategy Fund and those Funds’ C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the Seix High Yield Fund and the Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

						U.S.
		Short-Term			U.S.	Government	Virginia
		U.S. Treasury			Government	Securities	Intermediate
	Short-Term	Securities	Total Return	Ultra-Short	Securities	Ultra-Short	Municipal
	Bond Fund	Fund	Bond Fund	Bond Fund	Fund	Bond Fund	Bond Fund

Investment Income:
Interest Income	$14,543	$1,191	$27,389	$1,895	$4,515	$14,214	$8,536
Dividend Income	17	—	—	3	—	23	18
Dividend Income from Affiliated Investment Companies	36	—	122	6	8	14	—
Net Income from Securities Lending	47	31	63	1	125	—	—

Total Investment Income	14,643	1,222	27,574	1,905	4,648	14,251	8,554

Expenses:
Investment Advisory Fees	1,692	273	1,689	147	798	1,136	1,130
Administration, Fund Accounting and Transfer Agency Fees	124	24	205	36	47	185	59
Compliance Services Fees	13	3	19	3	4	20	6
Distribution and Service Fees — A Shares	6	12	11	—	8	—	17
Distribution and Service Fees — C Shares#	28	65	—	—	33	—	8
Distribution and Service Fees — R Shares	—	—	3	—	—	—	—
Shareholder Servicing Fees — I Shares	—	4	16	—	—	184	—
Shareholder Servicing Fees — A Shares	1	—	—	—	—	—	—
Custodian Fees	20	6	32	29	5	43	8
Registration Fees	45	41	69	17	39	38	14
Trustee Fees	10	2	15	2	4	13	5
Other Fees	51	16	79	13	21	95	24

Total Expenses	1,990	446	2,138	247	959	1,714	1,271

Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(30)	—	(20)	—	(18)	—
Less: Administration Fees Waived	(2)	(3)	(3)	—	(4)	(1)	(1)

Net Expenses	1,988	413	2,135	227	955	1,695	1,270

Net Investment Income	12,655	809	25,439	1,678	3,693	12,556	7,284

Net Realized and Unrealized Gain (Loss) on Investments, Swaps, Futures and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	(2,401)	1,123	21,121	(1,583)	12,195	(822)	999
Credit Default Swap Agreements	30	—	(12,653)	—	—	—	—
Interest Rate Swap Agreements	—	—	547	—	—	—	—
Forward Foreign Currency Contracts	—	—	184	—	—	—	—
Futures Contracts	29	—	—	—	—	(490)	—
Net Change in Unrealized Appreciation/ Depreciation on:
Investments and Foreign Currencies	22,943	(1,165)	14,728	3,800	(22,059)	2,430	2,661
Credit Default Swap Agreements	141	—	919	—	—	—	—
Interest Rate Swap Agreements	—	—	(2)	—	—	—	—
Forward Foreign Currency Contracts	—	—	757	—	—	—	—
Futures Contracts	611	—	—	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Swaps, Futures and Foreign Currencies:	21,353	(42)	25,601	2,217	(9,864)	1,118	3,660

Change in Net Assets from Operations	$34,008	$767	$51,040	$3,895	$(6,171)	$13,674	$10,944

#	Effective at the close of business on July 31, 2009, C Shares converted to A Shares for the Virginia Intermediate Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts disclosed above for the C Shares are the expenses incurred prior to the conversion.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

			U.S.
			Government
	Prime Quality	Tax-Exempt	Securities	U.S. Treasury	Virginia Tax-
	Money	Money	Money	Money	Free Money
	Market Fund	Market Fund	Market Fund	Market Fund	Market Fund

Investment Income:
Interest Income	$22,230	$6,487	$2,899	$2,243	$1,350
Dividend Income	1,555	268	281	77	78
Interest Income from Affiliated Investments	56	—	—	—	—

Total Investment Income	23,841	6,755	3,180	2,320	1,428

Expenses:
Investment Advisory Fees	29,439	7,877	5,820	6,380	1,432
Administration, Fund Accounting and Transfer Agency Fees	1,583	486	286	312	102
Compliance Services Fees	285	67	44	49	18
Distribution and Service Fees — A Shares	4,485	386	351	361	267
Distribution and Service Fees — C Shares	5	—	—	—	—
Treasury Guarantee Program Fee	1,630	358	—	—	120
Custodian Fees	107	26	17	17	12
Registration Fees	77	36	35	29	26
Trustee Fees	243	56	37	42	15
Other Fees	1,142	219	173	190	57

Total Expenses	38,996	9,511	6,763	7,380	2,049
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(16,188)	(4,135)	(3,989)	(5,286)	(734)
Less: Administration Fees Waived	(254)	(184)	(47)	(51)	(16)
Less: Distribution and Service Fees Waived — A Shares	(2,133)	(148)	(212)	(285)	(104)
Less: Distribution and Service Fees Waived — C Shares	(3)	—	—	—	—

Net Expenses	20,418	5,044	2,515	1,758	1,195

Net Investment Income (Loss)	3,423	1,711	665	562	233

Net Realized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions	106	(58)	—	17	61

Net Realized Gain (Loss) on Investments:	106	(58)	—	17	61

Change in Net Assets from Operations	$3,529	$1,653	$665	$579	$294

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Georgia Tax-Exempt		High Grade Municipal
	Corporate Bond Fund		Bond Fund		Bond Fund		High Income Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$7,495	$3,683	$7,312	$6,827	$2,706	$4,516	$7,324	$4,090
Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	5,906	(6,405)	1,081	(4,161)	2,217	(3,464)	9,252	(9,785)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps, and Foreign Currencies	11,172	(365)	6,398	525	2,288	319	14,684	(3,305)

Change in Net Assets from Operations	24,573	(3,087)	14,791	3,191	7,211	1,371	31,260	(9,000)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(6,582)	(3,756)	(7,047)	(6,567)	(2,502)	(4,326)	(5,778)	(2,492)
A Shares#	(170)	(73)	(225)	(137)	(164)	(72)	(159)	(181)
C Shares#	(743)	(1,393)	(40)	(123)	(40)	(118)	—	—
R Shares∧	—	—	—	—	—	—	(1,255)	(1,372)

Total Dividends and Distributions	(7,495)	(5,222)	(7,312)	(6,827)	(2,706)	(4,516)	(7,192)	(4,045)

Change in Net Assets from Capital Transactions	103,837	(20,042)	37,944	(4,427)	(24,297)	(97,741)	107,078	(1,831)

Change in Net Assets	120,915	(28,351)	45,423	(8,063)	(19,792)	(100,886)	131,146	(14,876)

Net Assets:
Beginning of Period	60,233	88,584	170,617	178,680	80,600	181,486	37,104	51,980

End of Period	$181,148	$60,233	$216,040	$170,617	$60,808	$80,600	$168,250	$37,104

Accumulated Net Investment Income (Loss), End of Period	$(678)	$(1,098)	$190	$190	$(7)	$(7)	$(41)	$(50)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Georgia Tax-Exempt Bond Fund and High Grade Municipal Bond Fund and those Funds’ C Shares are no longer available for purchase.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the High Income Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Georgia Tax-Exempt		High Grade Municipal
	Corporate Bond Fund		Bond Fund		Bond Fund		High Income Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$163,231	$9,351	$74,450	$58,367	$8,619	$25,580	$176,079	$16,852
Dividends Reinvested	1,753	351	432	394	350	396	3,612	1,399
Cost of Shares Redeemed	(61,513)	(26,710)	(39,976)	(60,976)	(32,494)	(122,409)	(73,611)	(17,073)

Change in Net Assets from I Shares	103,471	(17,008)	34,906	(2,215)	(23,525)	(96,433)	106,080	1,178

A Shares:#
Proceeds from Shares Issued	2,380	1,620	9,460	81	4,502	19	4,329	6,632
Dividends Reinvested	126	39	114	53	80	34	67	69
Cost of Shares Redeemed	(548)	(561)	(2,354)	(1,455)	(1,137)	(540)	(2,030)	(6,437)

Change in Net Assets from A Shares	1,958	1,098	7,220	(1,321)	3,445	(487)	2,366	264

C Shares:#
Proceeds from Shares Issued	972	703	1	12	—	13	—	—
Dividends Reinvested	520	984	35	108	21	65	—	—
Cost of Shares Redeemed	(3,084)	(5,819)	(4,218)	(1,011)	(4,238)	(899)	—	—

Change in Net Assets from C Shares	(1,592)	(4,132)	(4,182)	(891)	(4,217)	(821)	—	—

R Shares:∧
Proceeds from Shares Issued	—	—	—	—	—	—	759	369
Dividends Reinvested	—	—	—	—	—	—	847	916
Cost of Shares Redeemed	—	—	—	—	—	—	(2,974)	(4,558)

Change in Net Assets from R Shares	—	—	—	—	—	—	(1,368)	(3,273)

Change in Net Assets from Capital Transactions	$103,837	$(20,042)	$37,944	$(4,427)	$(24,297)	$(97,741)	$107,078	$(1,831)

Share Transactions:
I Shares:
Issued	18,132	1,062	7,325	5,981	784	2,396	27,685	3,036
Reinvested	184	39	43	40	32	38	587	265
Redeemed	(6,608)	(2,944)	(3,925)	(6,364)	(2,975)	(11,437)	(11,516)	(2,945)

Change in I Shares	11,708	(1,843)	3,443	(343)	(2,159)	(9,003)	16,756	356

A Shares:#
Issued	257	184	934	8	418	2	681	1,032
Reinvested	13	4	11	5	7	3	11	14
Redeemed	(57)	(61)	(230)	(151)	(103)	(50)	(312)	(994)

Change in A Shares	213	127	715	(138)	322	(45)	380	52

C Shares:#
Issued	107	77	—	1	—	1	—	—
Reinvested	56	108	3	11	2	6	—	—
Redeemed	(331)	(635)	(421)	(103)	(393)	(85)	—	—

Change in C Shares	(168)	(450)	(418)	(91)	(391)	(78)	—	—

R Shares:∧
Issued	—	—	—	—	—	—	118	65
Reinvested	—	—	—	—	—	—	142	171
Redeemed	—	—	—	—	—	—	(493)	(825)

Change in R Shares	—	—	—	—	—	—	(233)	(589)

Change in Shares	11,753	(2,166)	3,740	(572)	(2,228)	(9,126)	16,903	(181)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Georgia Tax-Exempt Bond Fund and High Grade Municipal Bond Fund and those Funds’ C Shares are no longer available for purchase.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the High Income Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					Investment Grade
			Investment Grade		Tax-Exempt
	Intermediate Bond Fund		Bond Fund		Bond Fund		Limited Duration Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$46,142	$37,089	$17,041	$17,672	$30,048	$22,447	$209	$928
Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(6,177)	23,897	1,671	10,134	32,711	(6,773)	(67)	(1,722)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	40,523	(3,770)	16,209	(1,699)	10,460	10,053	550	170

Change in Net Assets from Operations	80,488	57,216	34,921	26,107	73,219	25,727	692	(624)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(40,778)	(39,598)	(13,968)	(18,421)	(29,449)	(21,948)	(175)	(877)
A Shares#	(207)	(30)	(869)	(751)	(553)	(371)	—	—
C Shares#	—	—	—	—	(46)	(128)	—	—
R Shares†∧	(25)	(5)	(373)	(291)	—	—	—	—
Net Realized Gains:
I Shares	(8,037)	(18,779)	(328)	—	(14,559)	(4,229)	—	—
A Shares#	(46)	(11)	(22)	—	(332)	(77)	—	—
C Shares#	—	—	—	—	—	(34)	—	—
R Shares†∧	(8)	(2)	(11)	—	—	—	—	—

Total Dividends and Distributions	(49,101)	(58,425)	(15,571)	(19,463)	(44,939)	(26,787)	(175)	(877)

Change in Net Assets from Capital Transactions	466,125	262,145	(37,181)	12,511	197,622	274,299	(8,861)	(11,182)

Change in Net Assets	497,512	260,936	(17,831)	19,155	225,902	273,239	(8,344)	(12,683)

Net Assets:
Beginning of Period	1,074,663	813,727	426,469	407,314	836,414	563,175	30,826	43,509

End of Period	$1,572,175	$1,074,663	$408,638	$426,469	$1,062,316	$836,414	$22,482	$30,826

Accumulated Net Investment Income (Loss), End of Period	$789	$(2,926)	$(972)	$(1,684)	$(154)	$(154)	$—	$1

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Investment Grade Tax-Exempt Bond Fund and the Fund’s C Shares are no longer available for purchase.

†	Effective at the close of business on February 12, 2009, C Shares converted to R Shares for the Intermediate Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the Investment Grade Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					Investment Grade
			Investment Grade		Tax-Exempt
	Intermediate Bond Fund		Bond Fund		Bond Fund		Limited Duration Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$909,070	$498,506	$136,011	$150,548	$440,312	$600,939	$96	$1,357
Dividends Reinvested	19,335	12,619	11,529	12,309	16,457	10,405	129	579
Cost of Shares Redeemed	(471,909)	(251,401)	(182,048)	(165,010)	(263,724)	(339,364)	(9,086)	(13,118)

Change in Net Assets from I Shares	456,496	259,724	(34,508)	(2,153)	193,045	271,980	(8,861)	(11,182)

A Shares:#
Proceeds from Shares Issued	13,706	2,286	13,093	16,461	11,669	6,643	—	—
Dividends Reinvested	216	29	789	677	450	239	—	—
Cost of Shares Redeemed	(4,796)	(428)	(14,312)	(5,947)	(2,128)	(3,887)	—	—

Change in Net Assets from A Shares	9,126	1,887	(430)	11,191	9,991	2,995	—	—

C Shares:#
Proceeds from Shares Issued	—	—	—	—	837	217	—	—
Dividends Reinvested	—	—	—	—	34	125	—	—
Cost of Shares Redeemed	—	—	—	—	(6,285)	(1,018)	—	—

Change in Net Assets from C Shares	—	—	—	—	(5,414)	(676)	—	—

R Shares:†∧
Proceeds from Shares Issued	1,255	544	2,793	5,016	—	—	—	—
Dividends Reinvested	27	6	350	257	—	—	—	—
Cost of Shares Redeemed	(779)	(16)	(5,386)	(1,800)	—	—	—	—

Change in Net Assets from R Shares	503	534	(2,243)	3,473	—	—	—	—

Change in Net Assets from Capital Transactions	$466,125	$262,145	$(37,181)	$12,511	$197,622	$274,299	$(8,861)	$(11,182)

Share Transactions:
I Shares:
Issued	87,059	48,849	12,090	14,077	36,838	52,023	10	139
Reinvested	1,842	1,246	1,017	1,152	1,375	915	13	60
Redeemed	(45,098)	(24,778)	(16,114)	(15,461)	(22,072)	(29,626)	(946)	(1,372)

Change in I Shares	43,803	25,317	(3,007)	(232)	16,141	23,312	(923)	(1,173)

A Shares:#
Issued	1,312	223	1,172	1,523	979	572	—	—
Reinvested	21	3	70	63	38	21	—	—
Redeemed	(457)	(42)	(1,274)	(556)	(178)	(340)	—	—

Change in A Shares	876	184	(32)	1,030	839	253	—	—

C Shares:#
Issued	—	—	—	—	71	18	—	—
Reinvested	—	—	—	—	3	11	—	—
Redeemed	—	—	—	—	(531)	(89)	—	—

Change in C Shares	—	—	—	—	(457)	(60)	—	—

R Shares:†∧
Issued	120	53	253	460	—	—	—	—
Reinvested	3	1	31	24	—	—	—	—
Redeemed	(74)	(2)	(473)	(170)	—	—	—	—

Change in R Shares	49	52	(189)	314	—	—	—	—

Change in Shares	44,728	25,553	(3,228)	1,112	16,523	23,505	(923)	(1,173)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Investment Grade Tax-Exempt Bond Fund and the Fund’s C Shares are no longer available for purchase.

†	Effective at the close of business on February 12, 2009, C Shares converted to R Shares for the Intermediate Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

∧	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the Investment Grade Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Limited-Term Federal
	Mortgage		Maryland Municipal		North Carolina		Seix Floating Rate High
	Securities Fund		Bond Fund		Tax-Exempt Bond Fund		Income Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$1,210	$2,956	$1,101	$1,329	$1,903	$1,678	$56,765	$34,907
Net Realized Gain (Loss) from Investment and Swap Transactions	1,922	717	419	(522)	818	(1,029)	14,919	(68,652)
Net Change in Unrealized Appreciation/Depreciation on Investments and Swaps	(1,039)	489	937	147	1,348	521	124,333	(26,992)

Change in Net Assets from Operations	2,093	4,162	2,457	954	4,069	1,170	196,017	(60,737)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,033)	(2,769)	(933)	(1,174)	(1,880)	(1,656)	(53,150)	(34,483)
A Shares#	(79)	(101)	(120)	(1)	(23)	(22)	(679)	(366)
C Shares#	(205)	(342)	(48)	(153)	—	—	(178)	(15)

Total Dividends and Distributions	(1,317)	(3,212)	(1,101)	(1,328)	(1,903)	(1,678)	(54,007)	(34,864)

Change in Net Assets from Capital Transactions	(18,749)	(50,222)	(3,241)	(12,260)	6,243	921	497,595	98,989

Change in Net Assets	(17,973)	(49,272)	(1,885)	(12,634)	8,409	413	639,605	3,388

Net Assets:
Beginning of Period	49,834	99,106	31,417	44,051	44,219	43,806	563,403	560,015

End of Period	$31,861	$49,834	$29,532	$31,417	$52,628	$44,219	$1,203,008	$563,403

Accumulated Net Investment Income (Loss), End of Period	$(43)	$(43)	$(42)	$(40)	$(63)	$(63)	$230	$(98)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Maryland Municipal Bond Fund and North Carolina Tax-Exempt Bond Fund and those Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Limited-Term
	Federal				North
	Mortgage		Maryland		Carolina Tax-		Seix Floating
	Securities		Municipal		Exempt Bond		Rate High
	Fund		Bond Fund		Fund		Income Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$7,293	$4,943	$7,500	$4,375	$18,746	$17,596	$757,371	$401,972
Dividends Reinvested	480	990	21	27	35	20	34,287	24,530
Cost of Shares Redeemed	(26,479)	(53,140)	(10,376)	(16,116)	(12,715)	(16,499)	(315,573)	(327,938)

Change in Net Assets from I Shares	(18,706)	(47,207)	(2,855)	(11,714)	6,066	1,117	476,085	98,564

A Shares:#
Proceeds from Shares Issued	1,046	433	5,671	—	173	—	19,475	1,140
Dividends Reinvested	64	82	93	1	13	13	269	43
Cost of Shares Redeemed	(705)	(1,091)	(666)	(45)	(9)	(209)	(4,694)	(1,132)

Change in Net Assets from A Shares	405	(576)	5,098	(44)	177	(196)	15,050	51

C Shares:#
Proceeds from Shares Issued	280	37	121	22	—	—	6,620	425
Dividends Reinvested	170	286	38	123	—	—	122	9
Cost of Shares Redeemed	(898)	(2,762)	(5,643)	(647)	—	—	(282)	(60)

Change in Net Assets from C Shares	(448)	(2,439)	(5,484)	(502)	—	—	6,460	374

Change in Net Assets from Capital Transactions	$(18,749)	$(50,222)	$(3,241)	$(12,260)	$6,243	$921	$497,595	$98,989

Share Transactions:
I Shares:
Issued	716	498	723	437	1,886	1,833	90,967	50,915
Reinvested	47	100	2	3	4	2	4,056	3,012
Redeemed	(2,581)	(5,383)	(1,000)	(1,643)	(1,271)	(1,737)	(37,315)	(40,485)

Change in I Shares	(1,818)	(4,785)	(275)	(1,203)	619	98	57,708	13,442

A Shares:#
Issued	102	44	551	—	18	—	2,304	150
Reinvested	6	8	9	—	1	2	32	5
Redeemed	(68)	(110)	(64)	(5)	(1)	(22)	(550)	(147)

Change in A Shares	40	(58)	496	(5)	18	(20)	1,786	8

C Shares:#
Issued	27	4	12	3	—	—	786	56
Reinvested	17	29	4	12	—	—	14	1
Redeemed	(88)	(280)	(548)	(66)	—	—	(33)	(7)

Change in C Shares	(44)	(247)	(532)	(51)	—	—	767	50

Change in Shares	(1,822)	(5,090)	(311)	(1,259)	637	78	60,261	13,500

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Maryland Municipal Bond Fund and North Carolina Tax-Exempt Bond Fund and those Funds’ C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							Short-Term U.S.
	Seix Global						Treasury
	Strategy Fund		Seix High Yield Fund		Short-Term Bond Fund		Securities Fund
	04/01/09 -	09/08/08* -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$(68)	$40	$112,690	$64,147	$12,655	$15,214	$809	$2,161
Net Realized Gain (Loss) from Investment, Swap, Futures and Foreign Currency Transactions	95	298	49,863	(111,315)	(2,342)	(3,389)	1,123	1,604
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps, Futures and Foreign Currencies	118	49	178,452	(48,929)	23,695	(17,601)	(1,165)	(807)

Change in Net Assets from Operations	145	387	341,005	(96,097)	34,008	(5,776)	767	2,958

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	(59)	(110,348)	(62,007)	(12,233)	(14,875)	(711)	(1,670)
A Shares	—	—	(1,852)	(1,603)	(83)	(131)	(78)	(349)
C Shares	—	—	—	—	(56)	(99)	(22)	(141)
R Shares#	—	—	(483)	(278)	—	—	—	—
Net Realized Gains:
I Shares	(268)	(61)	—	—	—	—	(158)	—
A Shares	—	—	—	—	—	—	(12)	—
C Shares	—	—	—	—	—	—	(17)	—
R Shares#	—	—	—	—	—	—	—	—

Total Dividends and Distributions	(268)	(120)	(112,683)	(63,888)	(12,372)	(15,105)	(998)	(2,160)

Change in Net Assets from Capital Transactions	(715)	10,160	720,459	280,871	141,453	(44,558)	(39,659)	9,806
Capital Contributions∧	—	—	3	—	3	—	—	—

Change in Net Assets	(838)	10,427	948,784	120,886	163,092	(65,439)	(39,890)	10,604

Net Assets:
Beginning of Period	10,427	—	809,619	688,733	332,464	397,903	85,659	75,055

End of Period	$9,589	$10,427	$1,758,403	$809,619	$495,556	$332,464	$45,769	$85,659

Accumulated Net Investment Income (Loss), End of Period	$32	$(47)	$(112)	$(814)	$194	$22	$(2)	$—

*	Commencement of Operations

#	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the Seix High Yield Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

∧	Capital Contribution is a result of a Fair Funds settlement due to market timing.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							Short-Term U.S.
	Seix Global						Treasury
	Strategy Fund		Seix High Yield Fund		Short-Term Bond Fund		Securities Fund
	04/01/09 -	09/08/08* -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$4,773	$15,991	$1,157,073	$520,611	$228,789	$153,005	$49,937	$20,259
Dividends Reinvested	158	34	74,321	49,264	3,298	4,267	265	410
Cost of Shares Redeemed	(5,646)	(5,865)	(516,762)	(291,411)	(90,789)	(200,576)	(78,270)	(21,786)

Change in Net Assets from I Shares	(715)	10,160	714,632	278,464	141,298	(43,304)	(28,068)	(1,117)

A Shares:
Proceeds from Shares Issued	8	—	16,746	14,251	1,152	663	4,366	30,304
Dividends Reinvested	—	—	1,269	1,436	65	93	62	214
Cost of Shares Redeemed	(8)	—	(12,314)	(15,114)	(707)	(1,636)	(15,368)	(17,832)

Change in Net Assets from A Shares	—	—	5,701	573	510	(880)	(10,940)	12,686

C Shares:
Proceeds from Shares Issued	—	—	—	—	273	157	929	804
Dividends Reinvested	—	—	—	—	51	91	33	125
Cost of Shares Redeemed	—	—	—	—	(679)	(622)	(1,613)	(2,692)

Change in Net Assets from C Shares	—	—	—	—	(355)	(374)	(651)	(1,763)

R Shares:#
Proceeds from Shares Issued	—	—	662	2,236	—	—	—	—
Dividends Reinvested	—	—	169	117	—	—	—	—
Cost of Shares Redeemed	—	—	(705)	(519)	—	—	—	—

Change in Net Assets from R Shares	—	—	126	1,834	—	—	—	—

Change in Net Assets from Capital Transactions	$(715)	$10,160	$720,459	$280,871	$141,453	$(44,558)	$(39,659)	$9,806

Share Transactions:
I Shares:
Issued	469	1,561	130,252	62,079	23,415	15,955	4,869	1,986
Reinvested	16	3	8,295	5,831	336	447	26	40
Redeemed	(551)	(565)	(57,773)	(34,320)	(9,270)	(21,218)	(7,607)	(2,133)

Change in I Shares	(66)	999	80,774	33,590	14,481	(4,816)	(2,712)	(107)

A Shares:
Issued	1	—	1,901	1,908	117	68	425	2,971
Reinvested	—	—	145	171	7	10	6	21
Redeemed	(1)	—	(1,423)	(1,898)	(72)	(171)	(1,495)	(1,729)

Change in A Shares	—	—	623	181	52	(93)	(1,064)	1,263

C Shares:
Issued	—	—	—	—	27	16	91	79
Reinvested	—	—	—	—	5	10	3	12
Redeemed	—	—	—	—	(69)	(65)	(157)	(264)

Change in C Shares	—	—	—	—	(37)	(39)	(63)	(173)

R Shares:#
Issued	—	—	77	284	—	—	—	—
Reinvested	—	—	19	14	—	—	—	—
Redeemed	—	—	(78)	(56)	—	—	—	—

Change in R Shares	—	—	18	242	—	—	—	—

Change in Shares	(66)	999	81,415	34,013	14,496	(4,948)	(3,839)	983

*	Commencement of Operations

#	Effective at the close of business on July 31, 2009, C Shares converted to R Shares for the Seix High Yield Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							U.S. Government
					U.S. Government		Securities Ultra-Short
	Total Return Bond Fund		Ultra-Short Bond Fund		Securities Fund		Bond Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$25,439	$28,208	$1,678	$2,927	$3,693	$14,013	$12,556	$3,383
Net Realized Gain (Loss) from Investment, Swap, Futures and Foreign Currency Transactions	9,199	3,981	(1,583)	(471)	12,195	14,621	(1,312)	249
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps, Futures and Foreign Currencies	16,402	3,974	3,800	(3,009)	(22,059)	7,137	2,430	(43)

Change in Net Assets from Operations	51,040	36,163	3,895	(553)	(6,171)	35,771	13,674	3,589

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(22,794)	(29,484)	(1,680)	(2,897)	(3,954)	(14,149)	(15,844)	(3,540)
A Shares	(126)	(15)	—	—	(61)	(88)	—	—
C Shares	—	—	—	—	(55)	(85)	—	—
R Shares†	(15)	(3)	—	—	—	—	—	—
Net Realized Gains:
I Shares	(9,360)	—	—	—	(17,876)	(1,046)	—	—
A Shares	(82)	—	—	—	(469)	(8)	—	—
C Shares	—	—	—	—	(584)	(9)	—	—
R Shares†	(9)	—	—	—	—	—	—	—

Total Dividends and Distributions	(32,386)	(29,502)	(1,680)	(2,897)	(22,999)	(15,385)	(15,844)	(3,540)

Change in Net Assets from Capital Transactions	112,082	(34,319)	35,225	(29,354)	(241,898)	(171,744)	1,252,487	27,722

Change in Net Assets	130,736	(27,658)	37,440	(32,804)	(271,068)	(151,358)	1,250,317	27,771

Net Assets:
Beginning of Period	603,102	630,760	55,088	87,892	348,330	499,688	90,675	62,904

End of Period	$733,838	$603,102	$92,528	$55,088	$77,262	$348,330	$1,340,992	$90,675

Accumulated Net Investment Income (Loss), End of Period	$(1,876)	$(1,964)	$20	$25	$1	$378	$1,456	$14

†	Effective at the close of business on February 12, 2009, C Shares converted to R Shares for the Total Return Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							U.S. Government
					U.S. Government		Securities Ultra-Short
	Total Return Bond Fund		Ultra-Short Bond Fund		Securities Fund		Bond Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$403,149	$146,066	$88,321	$21,364	$25,469	$135,953	$1,477,956	$132,347
Dividends Reinvested	17,434	13,775	919	1,186	11,829	2,820	11,403	1,905
Cost of Shares Redeemed	(316,866)	(194,681)	(54,015)	(51,904)	(279,232)	(309,089)	(236,872)	(106,530)

Change in Net Assets from I Shares	103,717	(34,840)	35,225	(29,354)	(241,934)	(170,316)	1,252,487	27,722

A Shares:
Proceeds from Shares Issued	10,059	474	—	—	417	1,107	—	—
Dividends Reinvested	191	11	—	—	423	70	—	—
Cost of Shares Redeemed	(2,257)	(247)	—	—	(907)	(1,846)	—	—

Change in Net Assets from A Shares	7,993	238	—	—	(67)	(669)	—	—

C Shares:
Proceeds from Shares Issued	—	—	—	—	134	348	—	—
Dividends Reinvested	—	—	—	—	596	84	—	—
Cost of Shares Redeemed	—	—	—	—	(627)	(1,191)	—	—

Change in Net Assets from C Shares	—	—	—	—	103	(759)	—	—

R Shares:†
Proceeds from Shares Issued	520	316	—	—	—	—	—	—
Dividends Reinvested	24	3	—	—	—	—	—	—
Cost of Shares Redeemed	(172)	(36)	—	—	—	—	—	—

Change in Net Assets from R Shares	372	283	—	—	—	—	—	—

Change in Net Assets from Capital Transactions	$112,082	$(34,319)	$35,225	$(29,354)	$(241,898)	$(171,744)	$1,252,487	$27,722

Share Transactions:
I Shares:
Issued	38,188	14,428	8,982	2,178	2,472	12,641	146,490	13,258
Reinvested	1,650	1,376	94	123	1,316	262	1,131	191
Redeemed	(30,163)	(19,527)	(5,524)	(5,378)	(26,334)	(28,605)	(23,484)	(10,682)

Change in I Shares	9,675	(3,723)	3,552	(3,077)	(22,546)	(15,702)	124,137	2,767

A Shares:
Issued	925	45	—	—	39	102	—	—
Reinvested	18	1	—	—	47	6	—	—
Redeemed	(209)	(24)	—	—	(88)	(172)	—	—

Change in A Shares	734	22	—	—	(2)	(64)	—	—

C Shares:
Issued	—	—	—	—	14	31	—	—
Reinvested	—	—	—	—	67	8	—	—
Redeemed	—	—	—	—	(62)	(110)	—	—

Change in C Shares	—	—	—	—	19	(71)	—	—

R Shares:†
Issued	49	32	—	—	—	—	—	—
Reinvested	2	—	—	—	—	—	—	—
Redeemed	(16)	(4)	—	—	—	—	—	—

Change in R Shares	35	28	—	—	—	—	—	—

Change in Shares	10,444	(3,673)	3,552	(3,077)	(22,529)	(15,837)	124,137	2,767

†	Effective at the close of business on February 12, 2009, C Shares converted to R Shares for the Total Return Bond Fund and the Fund’s C Shares are no longer available for purchase. The amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							U.S. Government
	Virginia Intermediate		Prime Quality Money		Tax-Exempt Money		Securities Money
	Municipal Bond Fund		Market Fund		Market Fund		Market Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$7,284	$7,384	$3,423	$133,978	$1,711	$23,460	$665	$20,876
Net Realized Gain (Loss) from Investment Transactions	999	407	106	(2,237)	(58)	39	—	(11)
Net Change in Unrealized Appreciation/Depreciation on Investments	2,661	1,349	—	—	—	—	—	—

Change in Net Assets from Operations	10,944	9,140	3,529	131,741	1,653	23,499	665	20,865

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(6,879)	(7,062)	(2,815)	(54,927)	(1,659)	(18,169)	(617)	(17,574)
A Shares#	(382)	(248)	(607)	(79,009)	(52)	(5,291)	(48)	(3,302)
C Shares#	(21)	(74)	—	(43)	—	—	—	—
Net Realized Gains:
I Shares#	(470)	—	—	—	—	—	—	—
A Shares#	(31)	—	—	—	—	—	—	—

Total Dividends and Distributions	(7,783)	(7,384)	(3,422)	(133,979)	(1,711)	(23,460)	(665)	(20,876)

Change in Net Assets from Capital Transactions	10,526	(23,510)	(2,398,401)	(3,086,726)	(174,921)	(236,408)	(313,297)	(1,218,461)

Change in Net Assets	13,687	(21,754)	(2,398,294)	(3,088,964)	(174,979)	(236,369)	(313,297)	(1,218,472)

Net Assets:
Beginning of Period	192,086	213,840	7,273,294	10,362,258	1,927,536	2,163,905	1,223,472	2,441,944

End of Period	$205,773	$192,086	$4,875,000	$7,273,294	$1,752,557	$1,927,536	$910,175	$1,223,472

Accumulated Net Investment Income (Loss), End of Period	$34	$(22)	$33	$32	$31	$31	$(7)	$(7)

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Virginia Intermediate Municipal Bond Fund and the Fund’s C Shares are no longer available for purchase.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							U.S. Government
	Virginia Intermediate		Prime Quality		Tax-Exempt Money		Securities Money
	Municipal Bond Fund		Money Market Fund		Market Fund		Market Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$51,209	$32,923	$2,521,354	$3,429,318	$1,427,101	$1,956,240	$814,707	$1,037,897
Dividends Reinvested	340	157	399	6,464	—	8	6	96
Cost of Shares Redeemed	(44,911)	(57,330)	(3,589,572)	(3,820,825)	(1,456,519)	(1,961,208)	(964,650)	(2,267,104)

Change in Net Assets from I Shares	6,638	(24,250)	(1,067,819)	(385,043)	(29,418)	(4,960)	(149,937)	(1,229,111)

A Shares:#
Proceeds from Shares Issued	7,147	1,775	611,704	1,122,176	202,668	454,595	153,030	367,755
Dividends Reinvested	218	146	607	78,978	52	5,291	48	3,302
Cost of Shares Redeemed	(861)	(642)	(1,941,780)	(3,900,955)	(348,223)	(691,334)	(316,438)	(360,407)

Change in Net Assets from A Shares	6,504	1,279	(1,329,469)	(2,699,801)	(145,503)	(231,448)	(163,360)	10,650

C Shares:#
Proceeds from Shares Issued	5	115	51	724	—	—	—	—
Dividends Reinvested	14	51	—	38	—	—	—	—
Cost of Shares Redeemed	(2,635)	(705)	(1,164)	(2,644)	—	—	—	—

Change in Net Assets from C Shares	(2,616)	(539)	(1,113)	(1,882)	—	—	—	—

Change in Net Assets from Capital Transactions	$10,526	$(23,510)	$(2,398,401)	$(3,086,726)	$(174,921)	$(236,408)	$(313,297)	$(1,218,461)

Share Transactions:
I Shares:
Issued	4,926	3,256	2,521,354	3,429,318	1,427,101	1,956,240	814,707	1,037,897
Reinvested	32	16	399	6,464	—	8	6	96
Redeemed	(4,315)	(5,744)	(3,589,572)	(3,820,825)	(1,456,519)	(1,961,208)	(964,650)	(2,267,104)

Change in I Shares	643	(2,472)	(1,067,819)	(385,043)	(29,418)	(4,960)	(149,937)	(1,229,111)

A Shares:#
Issued	687	177	611,704	1,122,176	202,668	454,595	153,030	367,755
Reinvested	21	14	607	78,978	52	5,291	48	3,302
Redeemed	(83)	(63)	(1,941,780)	(3,900,955)	(348,223)	(691,334)	(316,438)	(360,407)

Change in A Shares	625	128	(1,329,469)	(2,699,801)	(145,503)	(231,448)	(163,360)	10,650

C Shares:#
Issued	1	12	51	724	—	—	—	—
Reinvested	1	5	—	38	—	—	—	—
Redeemed	(255)	(71)	(1,164)	(2,644)	—	—	—	—

Change in C Shares	(253)	(54)	(1,113)	(1,882)	—	—	—	—

Change in Shares	1,015	(2,398)	(2,398,401)	(3,086,726)	(174,921)	(236,408)	(313,297)	(1,218,461)

Amounts designated as “—” are $0 or have been rounded to $0.

#	Effective at the close of business on July 31, 2009, C Shares converted into A Shares for the Virginia Intermediate Municipal Bond Fund and the Fund’s C Shares are no longer available for purchase.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury		Virginia Tax-Free
	Money Market Fund		Money Market Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$562	$10,525	$233	$7,536
Net Realized Gain (Loss) from Investment Transactions	17	17	61	179

Change in Net Assets from Operations	579	10,542	294	7,715

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(514)	(9,740)	(196)	(3,301)
A Shares	(49)	(785)	(37)	(4,235)

Total Dividends and Distributions	(563)	(10,525)	(233)	(7,536)

Change in Net Assets from Capital Transactions	(375,107)	268,873	(125,420)	(273,120)

Change in Net Assets	(375,091)	268,890	(125,359)	(272,941)

Net Assets:
Beginning of Period	1,500,684	1,231,794	440,238	713,179

End of Period	$1,125,593	$1,500,684	$314,879	$440,238

Accumulated Net Investment Income (Loss), End of Period	$82	$80	$113	$112

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury		Virginia Tax-Free
	Money Market Fund		Money Market Fund
	04/01/09 -	04/01/08 -	04/01/09 -	04/01/08 -
	03/31/10	03/31/09	03/31/10	03/31/09

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$869,302	$2,518,636	$242,200	$377,366
Dividends Reinvested	12	112	26	586
Cost of Shares Redeemed	(1,311,513)	(2,410,700)	(282,467)	(470,414)

Change in Net Assets from I Shares	(442,199)	108,048	(40,241)	(92,462)

A Shares:
Proceeds from Shares Issued	375,553	1,054,362	192,489	363,635
Dividends Reinvested	49	785	37	4,232
Cost of Shares Redeemed	(308,510)	(894,322)	(277,705)	(548,525)

Change in Net Assets from A Shares	67,092	160,825	(85,179)	(180,658)

Change in Net Assets from Capital Transactions	$(375,107)	$268,873	$(125,420)	$(273,120)

Share Transactions:
I Shares:
Issued	869,302	2,518,636	242,200	377,366
Reinvested	12	112	26	586
Redeemed	(1,311,513)	(2,410,700)	(282,467)	(470,414)

Change in I Shares	(442,199)	108,048	(40,241)	(92,462)

A Shares:
Issued	375,553	1,054,362	192,489	363,635
Reinvested	49	785	37	4,232
Redeemed	(308,510)	(894,322)	(277,705)	(548,525)

Change in A Shares	67,092	160,825	(85,179)	(180,658)

Change in Shares	(375,107)	268,873	(125,420)	(273,120)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
				Net									Ratio of	Net	Ratio of
				Realized									Net	Investment	Expenses to
				and				Distributions		Net			Expenses	Income	Average
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Net Assets
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Corporate Bond Fund
I Shares
Year Ended March 31, 2010	$8.53	$0.46	(a)	$1.09	$1.55	$(0.45)	$—	$—	$(0.45)	$9.63	18.49%	$157,739	0.50%	4.86%	0.50%	75%
Year Ended March 31, 2009	9.60	0.49	(a)	(0.86)	(0.37)	(0.70)	—	—	(0.70)	8.53	(4.10)	39,881	0.73	5.29	0.74	357
Year Ended March 31, 2008	9.88	0.60	(a)	(0.27)	0.33	(0.61)	—	—	(0.61)	9.60	3.43	62,581	0.69	6.16	0.71	439
Year Ended March 31, 2007	9.64	0.50	(a)	0.31	0.81	(0.40)	(0.17)	—	(0.57)	9.88	8.66	86,812	0.71	5.20	0.73	397
Year Ended March 31, 2006	10.24	0.43	(a)	(0.41)	0.02	(0.44)	—	(0.18)	(0.62)	9.64	0.19	243,001	0.76	4.35	0.79	317
A Shares
Year Ended March 31, 2010	8.57	0.43	(a)	1.10	1.53	(0.43)	—	—	(0.43)	9.67	18.05	4,524	0.80	4.52	0.80	75
Year Ended March 31, 2009	9.64	0.45	(a)	(0.85)	(0.40)	(0.67)	—	—	(0.67)	8.57	(4.37)	2,181	1.03	4.96	1.03	357
Year Ended March 31, 2008	9.92	0.57	(a)	(0.27)	0.30	(0.58)	—	—	(0.58)	9.64	3.10	1,226	0.99	5.84	1.00	439
Year Ended March 31, 2007	9.68	0.49	(a)	0.30	0.79	(0.39)	(0.16)	—	(0.55)	9.92	8.31	1,144	1.01	5.10	1.03	397
Year Ended March 31, 2006	10.27	0.41	(a)	(0.41)	—	(0.41)	—	(0.18)	(0.59)	9.68	(0.01)	1,740	1.10	4.08	1.16	317
C Shares
Year Ended March 31, 2010	8.53	0.36		1.10	1.46	(0.36)	—	—	(0.36)	9.63	17.32	18,885	1.50	3.89	1.50	75
Year Ended March 31, 2009	9.61	0.40	(a)	(0.87)	(0.47)	(0.61)	—	—	(0.61)	8.53	(5.16)	18,171	1.73	4.32	1.74	357
Year Ended March 31, 2008	9.88	0.50	(a)	(0.26)	0.24	(0.51)	—	—	(0.51)	9.61	2.50	24,777	1.70	5.17	1.71	439
Year Ended March 31, 2007	9.65	0.43	(a)	0.28	0.71	(0.34)	(0.14)	—	(0.48)	9.88	7.48	32,864	1.71	4.43	1.73	397
Year Ended March 31, 2006	10.24	0.35	(a)	(0.41)	(0.06)	(0.35)	—	(0.18)	(0.53)	9.65	(0.57)	46,679	1.63	3.53	1.83	317
Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2010	9.81	0.39		0.42	0.81	(0.39)	—	—	(0.39)	10.23	8.32	205,856	0.60	3.80	0.60	45
Year Ended March 31, 2009^	9.95	0.37		(0.14)	0.23	(0.37)	—	—	(0.37)	9.81	2.43	163,761	0.67	3.82	0.68	63
Year Ended March 31, 2008	10.25	0.39		(0.33)	0.06	(0.36)	—	—	(0.36)	9.95	0.60	169,453	0.59	3.83	0.60	30
Year Ended March 31, 2007	10.16	0.37		0.13	0.50	(0.40)	—	(0.01)	(0.41)	10.25	4.95	142,485	0.60	3.71	0.60	61
Year Ended March 31, 2006	10.21	0.36	(a)	(0.04)	0.32	(0.36)	—	(0.01)	(0.37)	10.16	3.19	115,929	0.64	3.53	0.66	43
A Shares
Year Ended March 31, 2010	9.83	0.36		0.42	0.78	(0.37)	—	—	(0.37)	10.24	8.03	10,184	0.75	3.56	0.75	45
Year Ended March 31, 2009^	9.97	0.37		(0.15)	0.22	(0.36)	—	—	(0.36)	9.83	2.27	2,747	0.82	3.66	0.83	63
Year Ended March 31, 2008	10.26	0.38		(0.32)	0.06	(0.35)	—	—	(0.35)	9.97	0.54	4,164	0.74	3.63	0.75	30
Year Ended March 31, 2007	10.18	0.35		0.12	0.47	(0.38)	—	(0.01)	(0.39)	10.26	4.68	3,592	0.75	3.56	0.75	61
Year Ended March 31, 2006	10.22	0.35	(a)	(0.03)	0.32	(0.35)	—	(0.01)	(0.36)	10.18	3.12	3,711	0.79	3.38	0.81	43
High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2010	10.49	0.42		0.66	1.08	(0.42)	—	—	(0.42)	11.15	10.43	55,203	0.64	3.83	0.66	123
Year Ended March 31, 2009	10.80	0.38		(0.31)	0.07	(0.38)	—	—	(0.38)	10.49	0.72	74,586	0.62	3.57	0.62	209
Year Ended March 31, 2008	10.92	0.37		(0.09)	0.28	(0.37)	—	(0.03)	(0.40)	10.80	2.58	173,975	0.66	3.40	0.66	183
Year Ended March 31, 2007	10.82	0.37		0.12	0.49	(0.37)	—	(0.02)	(0.39)	10.92	4.54	163,707	0.60	3.37	0.61	128
Year Ended March 31, 2006	10.90	0.34		(0.03)	0.31	(0.34)	—	(0.05)	(0.39)	10.82	2.90	165,341	0.63	3.13	0.65	90
A Shares
Year Ended March 31, 2010	10.49	0.40		0.66	1.06	(0.40)	—	—	(0.40)	11.15	10.26	5,605	0.79	3.66	0.81	123
Year Ended March 31, 2009	10.80	0.37		(0.31)	0.06	(0.37)	—	—	(0.37)	10.49	0.56	1,900	0.78	3.47	0.78	209
Year Ended March 31, 2008	10.93	0.35		(0.10)	0.25	(0.35)	—	(0.03)	(0.38)	10.80	2.33	2,442	0.81	3.26	0.81	183
Year Ended March 31, 2007	10.83	0.35		0.12	0.47	(0.35)	—	(0.02)	(0.37)	10.93	4.38	2,844	0.75	3.23	0.76	128
Year Ended March 31, 2006	10.91	0.33		(0.03)	0.30	(0.33)	—	(0.05)	(0.38)	10.83	2.73	5,077	0.80	2.98	0.81	90

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
				Net								Ratio of	Net	Ratio of
				Realized								Net	Investment	Expenses to
				and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
High Income Fund
I Shares
Year Ended March 31, 2010	$4.67	$0.55		$2.09	$2.64	$(0.54)	$—	$(0.54)	$6.77	58.65%	$148,252	0.70%	8.97%	0.72%	466%
Year Ended March 31, 2009	6.40	0.54		(1.74)	(1.20)	(0.53)	—	(0.53)	4.67	(19.40)	23,995	0.70	9.67	0.76	368
Year Ended March 31, 2008	7.36	0.57		(0.82)	(0.25)	(0.58)	(0.13)	(0.71)	6.40	(3.68)	30,587	0.70	8.23	0.71	403
Year Ended March 31, 2007	6.97	0.58		0.39	0.97	(0.58)	—	(0.58)	7.36	14.58	42,809	0.70	8.11	0.71	379
Year Ended March 31, 2006	7.38	0.55		(0.03)	0.52	(0.55)	(0.38)	(0.93)	6.97	7.53	36,764	0.72	7.64	0.82	208
A Shares
Year Ended March 31, 2010	4.68	0.53		2.09	2.62	(0.52)	—	(0.52)	6.78	58.07	3,822	0.99	8.67	1.01	466
Year Ended March 31, 2009	6.41	0.52		(1.74)	(1.22)	(0.51)	—	(0.51)	4.68	(19.60)	860	0.99	8.33	1.04	368
Year Ended March 31, 2008	7.37	0.55		(0.82)	(0.27)	(0.56)	(0.13)	(0.69)	6.41	(3.96)	847	1.00	7.95	1.02	403
Year Ended March 31, 2007	6.98	0.56		0.39	0.95	(0.56)	—	(0.56)	7.37	14.22	498	1.00	7.86	1.01	379
Year Ended March 31, 2006	7.39	0.53		(0.03)	0.50	(0.53)	(0.38)	(0.91)	6.98	7.20	403	1.03	7.36	1.13	208
R Shares(4)
Year Ended March 31, 2010	4.67	0.51		2.10	2.61	(0.50)	—	(0.50)	6.78	57.86	16,176	1.35	8.68	1.38	466
Year Ended March 31, 2009	6.40	0.49		(1.74)	(1.25)	(0.48)	—	(0.48)	4.67	(20.20)	12,249	1.70	8.54	1.76	368
Year Ended March 31, 2008	7.36	0.50		(0.82)	(0.32)	(0.51)	(0.13)	(0.64)	6.40	(4.63)	20,546	1.71	7.24	1.72	403
Year Ended March 31, 2007	6.97	0.51		0.39	0.90	(0.51)	—	(0.51)	7.36	13.45	28,862	1.70	7.11	1.71	379
Year Ended March 31, 2006	7.38	0.49		(0.03)	0.46	(0.49)	(0.38)	(0.87)	6.97	6.57	36,062	1.62	6.78	1.83	208
Intermediate Bond Fund
I Shares
Year Ended March 31, 2010	10.27	0.34	(a)	0.27	0.61	(0.30)	(0.05)	(0.35)	10.53	6.08	1,559,191	0.31	3.24	0.31	122
Year Ended March 31, 2009	10.29	0.43		0.24	0.67	(0.46)	(0.23)	(0.69)	10.27	6.83	1,071,496	0.29	4.24	0.29	217
Year Ended March 31, 2008	9.96	0.50		0.33	0.83	(0.49)	(0.01)	(0.50)	10.29	8.57	812,982	0.29	4.80	0.30	254
Year Ended March 31, 2007	9.85	0.46	(a)	0.11	0.57	(0.46)	—	(0.46)	9.96	5.97	94,136	0.31	4.67	0.31	225
Year Ended March 31, 2006	10.08	0.38		(0.21)	0.17	(0.39)	(0.01)	(0.40)	9.85	1.76	78,187	0.31	3.88	0.31	154
A Shares
Year Ended March 31, 2010	10.27	0.31	(a)	0.28	0.59	(0.28)	(0.05)	(0.33)	10.53	5.83	11,916	0.55	2.96	0.55	122
Year Ended March 31, 2009	10.29	0.41		0.23	0.64	(0.43)	(0.23)	(0.66)	10.27	6.54	2,624	0.54	3.89	0.54	217
Year Ended March 31, 2008	9.95	0.47		0.34	0.81	(0.46)	(0.01)	(0.47)	10.29	8.39	736	0.55	4.60	0.55	254
Year Ended March 31, 2007	9.85	0.44	(a)	0.10	0.54	(0.44)	—	(0.44)	9.95	5.62	105	0.58	4.72	0.58	225
Year Ended March 31, 2006	10.08	0.39		(0.25)	0.14	(0.36)	(0.01)	(0.37)	9.85	1.39	4	0.56	3.83	0.57	154
R Shares(5)
Year Ended March 31, 2010	10.27	0.27	(a)	0.28	0.55	(0.24)	(0.05)	(0.29)	10.53	5.47	1,068	0.91	2.56	0.91	122
Year Ended March 31, 2009	10.29	0.36		0.22	0.58	(0.37)	(0.23)	(0.60)	10.27	5.84	543	1.02	3.33	1.02	217
Period from January 18, 2008 through March 31, 2008*	10.32	0.07		(0.03)	0.04	(0.07)	—	(0.07)	10.29	0.40	9	1.28	3.62	1.28	254
Period from April 1, 2007 through October 15, 2007*	9.95	0.21		0.01	0.22	(0.21)	—	(0.21)	9.96	2.21	1	1.43	3.86	1.43	254
Year Ended March 31, 2007	9.85	0.36	(a)	0.12	0.48	(0.38)	—	(0.38)	9.95	4.92	1	1.31	3.61	1.31	225
Year Ended March 31, 2006	10.08	0.28		(0.21)	0.07	(0.29)	(0.01)	(0.30)	9.85	0.74	68	1.24	2.86	1.25	154

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

												Ratio of
			Net								Ratio of	Net	Ratio of
			Realized								Net	Investment	Expenses to
			and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Investment Grade Bond Fund
I Shares
Year Ended March 31, 2010	$10.93	$0.43	$0.46	$0.89	$(0.39)	$(0.01)	$(0.40)	$11.42	8.26%	$372,232	0.57%	3.89%	0.57%	99%
Year Ended March 31, 2009	10.74	0.46	0.24	0.70	(0.51)	—	(0.51)	10.93	6.78	389,205	0.56	4.38	0.56	208
Year Ended March 31, 2008	10.49	0.50	0.26	0.76	(0.51)	—	(0.51)	10.74	7.47	385,110	0.56	4.82	0.56	227
Year Ended March 31, 2007	10.40	0.49	0.10	0.59	(0.50)	—	(0.50)	10.49	5.79	394,196	0.55	4.70	0.55	240
Year Ended March 31, 2006	10.51	0.42	(0.11)	0.31	(0.42)	—	(0.42)	10.40	2.94	480,024	0.65	3.91	0.65	171
A Shares
Year Ended March 31, 2010	10.93	0.41	0.45	0.86	(0.36)	(0.01)	(0.37)	11.42	7.91	26,790	0.89	3.59	0.89	99
Year Ended March 31, 2009	10.74	0.43	0.24	0.67	(0.48)	—	(0.48)	10.93	6.46	25,996	0.86	4.10	0.86	208
Year Ended March 31, 2008	10.49	0.47	0.26	0.73	(0.48)	—	(0.48)	10.74	7.15	14,495	0.86	4.54	0.86	227
Year Ended March 31, 2007	10.40	0.46	0.10	0.56	(0.47)	—	(0.47)	10.49	5.48	16,526	0.85	4.40	0.85	240
Year Ended March 31, 2006	10.50	0.38	(0.10)	0.28	(0.38)	—	(0.38)	10.40	2.69	20,210	1.00	3.57	1.00	171
R Shares(4)
Year Ended March 31, 2010	10.93	0.37	0.45	0.82	(0.32)	(0.01)	(0.33)	11.42	7.54	9,616	1.23	3.23	1.23	99
Year Ended March 31, 2009	10.75	0.37	0.22	0.59	(0.41)	—	(0.41)	10.93	5.62	11,268	1.55	3.37	1.55	208
Year Ended March 31, 2008	10.50	0.40	0.26	0.66	(0.41)	—	(0.41)	10.75	6.40	7,709	1.56	3.83	1.56	227
Year Ended March 31, 2007	10.40	0.38	0.11	0.49	(0.39)	—	(0.39)	10.50	4.84	9,024	1.55	3.69	1.55	240
Year Ended March 31, 2006	10.51	0.31	(0.11)	0.20	(0.31)	—	(0.31)	10.40	1.94	13,580	1.63	2.93	1.66	171
Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2010	11.60	0.37	0.56	0.93	(0.37)	(0.17)	(0.54)	11.99	8.15	1,037,972	0.55	3.08	0.56	169
Year Ended March 31, 2009	11.59	0.38	0.08	0.46	(0.38)	(0.07)	(0.45)	11.60	4.12	817,297	0.54	3.30	0.55	221
Year Ended March 31, 2008	11.47	0.38	0.15	0.53	(0.38)	(0.03)	(0.41)	11.59	4.73	546,323	0.57	3.32	0.57	189
Year Ended March 31, 2007	11.38	0.38	0.12	0.50	(0.37)	(0.04)	(0.41)	11.47	4.51	410,473	0.55	3.28	0.55	214
Year Ended March 31, 2006	11.45	0.33	0.01	0.34	(0.33)	(0.08)	(0.41)	11.38	2.92	300,986	0.64	2.84	0.64	237
A Shares
Year Ended March 31, 2010	11.61	0.34	0.56	0.90	(0.34)	(0.17)	(0.51)	12.00	7.82	24,344	0.84	2.74	0.85	169
Year Ended March 31, 2009	11.60	0.34	0.08	0.42	(0.34)	(0.07)	(0.41)	11.61	3.81	13,819	0.84	2.97	0.84	221
Year Ended March 31, 2008	11.48	0.35	0.15	0.50	(0.35)	(0.03)	(0.38)	11.60	4.41	10,869	0.87	3.02	0.87	189
Year Ended March 31, 2007	11.39	0.34	0.13	0.47	(0.34)	(0.04)	(0.38)	11.48	4.20	11,723	0.85	2.97	0.85	214
Year Ended March 31, 2006	11.46	0.29	0.01	0.30	(0.29)	(0.08)	(0.37)	11.39	2.57	16,182	0.99	2.49	0.99	237
Limited Duration Fund
I Shares
Year Ended March 31, 2010	9.52	0.08	0.18	0.26	(0.07)	—	(0.07)	9.71	2.69	22,482	0.23	0.82	0.23	124
Year Ended March 31, 2009	9.87	0.23	(0.37)	(0.14)	(0.21)	—	(0.21)	9.52	(1.38)	30,826	0.19	2.43	0.19	44
Year Ended March 31, 2008	9.98	0.50	(0.12)	0.38	(0.49)	—	(0.49)	9.87	3.90	43,509	0.17	5.01	0.17	132
Year Ended March 31, 2007	9.99	0.51	(0.02)	0.49	(0.50)	—	(0.50)	9.98	5.04	40,291	0.14	5.03	0.14	185
Year Ended March 31, 2006	9.98	0.35	0.02	0.37	(0.36)	—	(0.36)	9.99	3.73	58,887	0.15	3.39	0.15	94

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
				Net								Ratio of	Net	Ratio of
				Realized								Net	Investment	Expenses to
				and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2010	$10.19	$0.31		$0.23	$0.54	$(0.35)	$—	$(0.35)	$10.38	5.41%	$20,998	0.62%	3.25%	0.66%	435%
Year Ended March 31, 2009	9.93	0.43		0.29	0.72	(0.46)	—	(0.46)	10.19	7.48	39,135	0.60	4.34	0.60	337
Year Ended March 31, 2008	9.94	0.46	(a)	0.03	0.49	(0.50)	—	(0.50)	9.93	5.08	85,638	0.58	4.63	0.58	154
Year Ended March 31, 2007	9.88	0.43	(a)	0.09	0.52	(0.46)	—	(0.46)	9.94	5.33	422,749	0.55	4.32	0.55	90
Year Ended March 31, 2006	10.09	0.35		(0.15)	0.20	(0.41)	—	(0.41)	9.88	2.04	369,991	0.61	3.41	0.63	81
A Shares
Year Ended March 31, 2010	10.17	0.30		0.22	0.52	(0.33)	—	(0.33)	10.36	5.21	2,598	0.82	2.91	0.88	435
Year Ended March 31, 2009	9.91	0.41		0.29	0.70	(0.44)	—	(0.44)	10.17	7.29	2,143	0.81	4.14	0.81	337
Year Ended March 31, 2008	9.92	0.44	(a)	0.03	0.47	(0.48)	—	(0.48)	9.91	4.88	2,670	0.78	4.46	0.78	154
Year Ended March 31, 2007	9.87	0.41	(a)	0.08	0.49	(0.44)	—	(0.44)	9.92	5.03	3,540	0.75	4.12	0.75	90
Year Ended March 31, 2006	10.07	0.30		(0.11)	0.19	(0.39)	—	(0.39)	9.87	1.93	4,398	0.83	3.21	0.85	81
C Shares
Year Ended March 31, 2010	10.19	0.22		0.22	0.44	(0.25)	—	(0.25)	10.38	4.36	8,265	1.62	2.15	1.67	435
Year Ended March 31, 2009	9.93	0.33		0.29	0.62	(0.36)	—	(0.36)	10.19	6.42	8,556	1.60	3.33	1.60	337
Year Ended March 31, 2008	9.94	0.36	(a)	0.03	0.39	(0.40)	—	(0.40)	9.93	4.04	10,798	1.58	3.65	1.59	154
Year Ended March 31, 2007	9.89	0.33	(a)	0.08	0.41	(0.36)	—	(0.36)	9.94	4.18	14,530	1.55	3.30	1.55	90
Year Ended March 31, 2006	10.10	0.23		(0.12)	0.11	(0.32)	—	(0.32)	9.89	1.14	20,112	1.50	2.54	1.65	81
Maryland Municipal Bond Fund(6)
I Shares
Year Ended March 31, 2010	10.04	0.37		0.44	0.81	(0.37)	—	(0.37)	10.48	8.18	24,332	0.65	3.58	0.65	35
Year Ended March 31, 2009	10.04	0.37		—	0.37	(0.37)	—	(0.37)	10.04	3.79	26,064	0.63	3.71	0.63	26
Year Ended March 31, 2008	10.21	0.37		(0.16)	0.21	(0.37)	(0.01)	(0.38)	10.04	2.07	38,138	0.62	3.66	0.62	23
Year Ended March 31, 2007	10.14	0.38	(a)	0.11	0.49	(0.38)	(0.04)	(0.42)	10.21	4.93	29,513	0.63	3.75	0.63	57
Year Ended March 31, 2006	10.27	0.38		(0.04)	0.34	(0.38)	(0.09)	(0.47)	10.14	3.34	32,699	0.66	3.68	0.68	55
A Shares
Period Ended March 31, 2010#	10.29	0.24		0.19	0.43	(0.24)	—	(0.24)	10.48	4.18	5,200	0.81	3.38	0.81	35
Period Ended March 31, 2009##	10.05	0.27		(0.25)	0.02	(0.27)	—	(0.27)	9.80	0.22	—	0.78	3.58	0.78	26
Year Ended March 31, 2008	10.22	0.36		(0.16)	0.20	(0.36)	(0.01)	(0.37)	10.05	1.91	45	0.79	3.65	0.79	23
Year Ended March 31, 2007	10.15	0.38	(a)	0.10	0.48	(0.37)	(0.04)	(0.41)	10.22	4.77	45	0.78	3.69	0.78	57
Period Ended March 31, 2006	10.32	0.30		(0.07)	0.23	(0.31)	(0.09)	(0.40)	10.15	2.25	502	0.77	3.54	0.78	55

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

												Ratio of
			Net								Ratio of	Net	Ratio of
			Realized								Net	Investment	Expenses to
			and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2010	$9.63	$0.37	$0.44	$0.81	$(0.37)	$—	$(0.37)	$10.07	8.53%	$51,866	0.62%	3.72%	0.62%	65%
Year Ended March 31, 2009	9.71	0.35	(0.08)	0.27	(0.35)	—	(0.35)	9.63	2.88	43,660	0.61	3.66	0.61	74
Year Ended March 31, 2008	10.05	0.37	(0.34)	0.03	(0.37)	—	(0.37)	9.71	0.26	43,046	0.61	3.69	0.61	76
Year Ended March 31, 2007	9.90	0.35 (a)	0.15	0.50	(0.35)	—	(0.35)	10.05	5.17	44,130	0.59	3.54	0.59	84
Year Ended March 31, 2006	9.87	0.31	0.03	0.34	(0.31)	—	(0.31)	9.90	3.51	41,276	0.68	3.14	0.70	85
A Shares
Year Ended March 31, 2010	9.61	0.36	0.43	0.79	(0.36)	—	(0.36)	10.04	8.28	762	0.77	3.57	0.77	65
Year Ended March 31, 2009	9.68	0.33	(0.06)	0.27	(0.34)	—	(0.34)	9.61	2.84	559	0.76	3.53	0.76	74
Year Ended March 31, 2008	10.03	0.34	(0.34)	—	(0.35)	—	(0.35)	9.68	0.01	760	0.77	3.57	0.77	76
Year Ended March 31, 2007	9.88	0.34 (a)	0.15	0.49	(0.34)	—	(0.34)	10.03	5.02	896	0.75	3.46	0.75	84
Year Ended March 31, 2006	9.87	0.37	0.01	0.38	(0.37)	—	(0.37)	9.88	3.85	110	0.66	2.47	0.67	85
Seix Floating Rate High Income Fund(6)
I Shares
Year Ended March 31, 2010	7.37	0.53	1.40	1.93	(0.50)	—	(0.50)	8.80	26.68	1,173,308	0.50	7.08	0.50	117
Year Ended March 31, 2009	8.90	0.52	(1.53)	(1.01)	(0.52)	—	(0.52)	7.37	(11.67)	557,347	0.49	6.31	0.49	226
Year Ended March 31, 2008	9.98	0.70	(1.06)	(0.36)	(0.70)	(0.02)	(0.72)	8.90	(3.85)	553,208	0.51	7.34	0.51	134
Year Ended March 31, 2007	9.96	0.69	0.03	0.72	(0.70)	—	(0.70)	9.98	7.47	582,861	0.51	7.03	0.51	148
Period Ended March 31, 2006	10.00	0.04	(0.04)	—	(0.04)	—	(0.04)	9.96	0.02	106,405	0.56	5.24	0.80	9
A Shares
Year Ended March 31, 2010	7.38	0.50	1.39	1.89	(0.47)	—	(0.47)	8.80	26.11	22,298	0.81	6.81	0.81	117
Year Ended March 31, 2009	8.90	0.50	(1.52)	(1.02)	(0.50)	—	(0.50)	7.38	(11.82)	5,513	0.79	6.08	0.79	226
Year Ended March 31, 2008	9.99	0.67	(1.07)	(0.40)	(0.67)	(0.02)	(0.69)	8.90	(4.25)	6,591	0.82	7.01	0.82	134
Period Ended March 31, 2007	9.94	0.60	0.06	0.66	(0.61)	—	(0.61)	9.99	6.87	10,310	0.79	6.83	0.79	148
C Shares
Year Ended March 31, 2010	7.37	0.45	1.41	1.86	(0.42)	—	(0.42)	8.81	25.59	7,402	1.49	6.35	1.49	117
Year Ended March 31, 2009	8.90	0.44	(1.53)	(1.09)	(0.44)	—	(0.44)	7.37	(12.55)	543	1.49	5.27	1.49	226
Period Ended March 31, 2008	9.52	0.40	(0.61)	(0.21)	(0.39)	(0.02)	(0.41)	8.90	(2.31)	216	1.49	6.43	1.49	134
Seix Global Strategy Fund(6)
I Shares
Year Ended March 31, 2010	10.44	(0.07)	0.20	0.13	—	(0.29)	(0.29)	10.28	1.38	9,589	0.83	(0.70)	1.01	—
Period Ended March 31, 2009	10.00	0.05	0.52	0.57	(0.07)	(0.06)	(0.13)	10.44	5.68	10,427	0.69	0.82	1.44	741

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
			Net									Ratio of	Net	Ratio of
			Realized									Net	Investment	Expenses to
			and			Distributions		Net				Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset				to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,			Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total		End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)		Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Seix High Yield Fund
I Shares
Year Ended March 31, 2010	$7.75	$0.77	$1.70	$2.47	$(0.76)	$—	$(0.76)	$9.46	32.91%		$1,723,678	0.48%	8.54%	0.49%	116%
Year Ended March 31, 2009	9.77	0.78	(2.03)	(1.25)	(0.77)	—	(0.77)	7.75	(13.15)		786,029	0.50	8.99	0.51	114
Year Ended March 31, 2008	10.84	0.80	(1.06)	(0.26)	(0.81)	—	(0.81)	9.77	(2.50)		663,081	0.49	7.70	0.50	117
Year Ended March 31, 2007	10.69	0.74	0.15	0.89	(0.74)	—	(0.74)	10.84	8.68		1,116,851	0.48	6.92	0.48	130
Year Ended March 31, 2006	10.94	0.68	(0.10)	0.58	(0.68)	(0.15)	(0.83)	10.69	5.37		1,217,679	0.49	6.20	0.50	95
A Shares
Year Ended March 31, 2010	7.58	0.74	1.67	2.41	(0.74)	—	(0.74)	9.25	32.81		28,378	0.75	8.51	0.75	116
Year Ended March 31, 2009	9.55	0.75	(1.97)	(1.22)	(0.75)	—	(0.75)	7.58	(13.14)		18,530	0.76	8.84	0.77	114
Year Ended March 31, 2008	10.60	0.77	(1.04)	(0.27)	(0.78)	—	(0.78)	9.55	(2.65)		21,640	0.75	7.68	0.75	117
Year Ended March 31, 2007	10.45	0.72	0.15	0.87	(0.72)	—	(0.72)	10.60	8.61		29,517	0.74	6.82	0.74	130
Year Ended March 31, 2006	10.70	0.65	(0.10)	0.55	(0.65)	(0.15)	(0.80)	10.45	5.22		36,291	0.73	5.94	0.73	95
R Shares(4)
Year Ended March 31, 2010	7.75	0.71	1.69	2.40	(0.70)	—	(0.70)	9.45	31.92		6,347	1.14	7.92	1.14	116
Year Ended March 31, 2009	9.77	0.70	(2.03)	(1.33)	(0.69)	—	(0.69)	7.75	(14.01)		5,060	1.50	7.90	1.50	114
Year Ended March 31, 2008	10.83	0.70	(1.05)	(0.35)	(0.71)	—	(0.71)	9.77	(3.40)		4,012	1.50	6.75	1.50	117
Year Ended March 31, 2007	10.68	0.63	0.15	0.78	(0.63)	—	(0.63)	10.83	7.62		4,970	1.48	5.92	1.48	130
Year Ended March 31, 2006	10.93	0.58	(0.10)	0.48	(0.58)	(0.15)	(0.73)	10.68	4.45		5,814	1.39	5.25	1.48	95
Short-Term Bond Fund
I Shares
Year Ended March 31, 2010	9.40	0.30	0.53	0.83	(0.29)	—	(0.29)	9.94	8.91	(b)	489,413	0.46	3.00	0.46	122
Year Ended March 31, 2009	9.87	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	9.40	(0.70	)(b)	326,801	0.46	4.20	0.46	122
Year Ended March 31, 2008	9.78	0.45	0.09	0.54	(0.45)	—	(0.45)	9.87	5.63		390,659	0.45	4.58	0.46	152
Year Ended March 31, 2007	9.71	0.43 (a)	0.07	0.50	(0.43)	—	(0.43)	9.78	5.23		426,757	0.46	4.38	0.46	104
Year Ended March 31, 2006	9.73	0.32	(0.01)	0.31	(0.33)	—	(0.33)	9.71	3.24		281,282	0.55	3.32	0.57	94
A Shares
Year Ended March 31, 2010	9.42	0.28	0.53	0.81	(0.27)	—	(0.27)	9.96	8.65	(b)	3,389	0.68	2.78	0.68	122
Year Ended March 31, 2009	9.89	0.38	(0.47)	(0.09)	(0.38)	—	(0.38)	9.42	(0.90	)(b)	2,715	0.66	4.00	0.66	122
Year Ended March 31, 2008	9.81	0.43	0.08	0.51	(0.43)	—	(0.43)	9.89	5.30		3,767	0.65	4.38	0.66	152
Year Ended March 31, 2007	9.73	0.41 (a)	0.08	0.49	(0.41)	—	(0.41)	9.81	5.11		3,742	0.66	4.15	0.66	104
Year Ended March 31, 2006	9.75	0.30	(0.01)	0.29	(0.31)	—	(0.31)	9.73	3.01		5,062	0.77	3.09	0.79	94
C Shares
Year Ended March 31, 2010	9.42	0.20	0.53	0.73	(0.19)	—	(0.19)	9.96	7.81	(b)	2,754	1.46	2.03	1.46	122
Year Ended March 31, 2009	9.89	0.30	(0.47)	(0.17)	(0.30)	—	(0.30)	9.42	(1.69	)(b)	2,948	1.45	3.20	1.46	122
Year Ended March 31, 2008	9.81	0.35	0.08	0.43	(0.35)	—	(0.35)	9.89	4.46		3,477	1.46	3.58	1.46	152
Year Ended March 31, 2007	9.73	0.33 (a)	0.08	0.41	(0.33)	—	(0.33)	9.81	4.29		4,501	1.46	3.33	1.46	104
Year Ended March 31, 2006	9.75	0.24	(0.01)	0.23	(0.25)	—	(0.25)	9.73	2.34		9,559	1.42	2.44	1.59	94

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

												Ratio of
			Net								Ratio of	Net	Ratio of
			Realized								Net	Investment	Expenses to
			and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2010	$10.33	$0.14	$(0.03)	$0.11	$(0.14)	$(0.03)	$(0.17)	$10.27	1.03%	$33,504	0.49%	1.29%	0.54%	147%
Year Ended March 31, 2009	10.26	0.28	0.07	0.35	(0.28)	—	(0.28)	10.33	3.50	61,692	0.48	2.74	0.48	144
Year Ended March 31, 2008	9.86	0.42	0.40	0.82	(0.42)	—	(0.42)	10.26	8.56	62,416	0.48	4.24	0.49	66
Year Ended March 31, 2007	9.80	0.39	0.06	0.45	(0.39)	—	(0.39)	9.86	4.64	55,459	0.48	3.93	0.48	87
Year Ended March 31, 2006	9.91	0.28	(0.11)	0.17	(0.28)	—	(0.28)	9.80	1.70	54,991	0.58	2.79	0.63	151
A Shares
Year Ended March 31, 2010	10.32	0.12	(0.03)	0.09	(0.12)	(0.03)	(0.15)	10.26	0.85	5,839	0.67	1.20	0.71	147
Year Ended March 31, 2009	10.25	0.26	0.07	0.33	(0.26)	—	(0.26)	10.32	3.31	16,854	0.65	2.30	0.66	144
Year Ended March 31, 2008	9.85	0.41	0.40	0.81	(0.41)	—	(0.41)	10.25	8.37	3,800	0.66	4.07	0.67	66
Year Ended March 31, 2007	9.79	0.37	0.06	0.43	(0.37)	—	(0.37)	9.85	4.46	3,974	0.66	3.75	0.66	87
Year Ended March 31, 2006	9.90	0.26	(0.11)	0.15	(0.26)	—	(0.26)	9.79	1.52	4,336	0.76	2.60	0.82	151
C Shares
Year Ended March 31, 2010	10.31	0.03	(0.03)	—	(0.03)	(0.03)	(0.06)	10.25	0.04	6,426	1.49	0.33	1.55	147
Year Ended March 31, 2009	10.25	0.18	0.06	0.24	(0.18)	—	(0.18)	10.31	2.38	7,113	1.48	1.79	1.48	144
Year Ended March 31, 2008	9.84	0.32	0.41	0.73	(0.32)	—	(0.32)	10.25	7.60	8,839	1.48	3.27	1.50	66
Year Ended March 31, 2007	9.78	0.29	0.06	0.35	(0.29)	—	(0.29)	9.84	3.62	11,378	1.48	2.90	1.48	87
Year Ended March 31, 2006	9.89	0.20	(0.11)	0.09	(0.20)	—	(0.20)	9.78	0.88	19,958	1.39	1.99	1.65	151
Total Return Bond Fund
I Shares
Year Ended March 31, 2010	10.26	0.40	0.43	0.83	(0.36)	(0.13)	(0.49)	10.60	8.17	724,588	0.31	3.72	0.31	326
Year Ended March 31, 2009	10.10	0.49	0.18	0.67	(0.51)	—	(0.51)	10.26	6.89	602,267	0.30	4.85	0.30	199
Year Ended March 31, 2008	9.96	0.51	0.14	0.65	(0.51)	—	(0.51)	10.10	6.74	630,451	0.30	5.14	0.30	248
Year Ended March 31, 2007	9.86	0.48	0.11	0.59	(0.49)	—	(0.49)	9.96	6.16	601,676	0.30	4.97	0.30	310
Year Ended March 31, 2006	10.12	0.41	(0.24)	0.17	(0.42)	(0.01)	(0.43)	9.86	1.68	497,730	0.29	4.01	0.29	236
A Shares
Year Ended March 31, 2010	10.57	0.38	0.43	0.81	(0.33)	(0.13)	(0.46)	10.92	7.75	8,540	0.55	3.14	0.55	326
Year Ended March 31, 2009	10.40	0.46	0.19	0.65	(0.48)	—	(0.48)	10.57	6.51	510	0.54	4.51	0.54	199
Year Ended March 31, 2008	10.26	0.49	0.14	0.63	(0.49)	—	(0.49)	10.40	6.28	269	0.54	4.76	0.54	248
Year Ended March 31, 2007	10.15	0.46	0.12	0.58	(0.47)	—	(0.47)	10.26	5.82	324	0.54	4.57	0.54	310
Year Ended March 31, 2006	10.41	0.38	(0.24)	0.14	(0.39)	(0.01)	(0.40)	10.15	1.38	493	0.56	3.67	0.56	236
R Shares(5)
Year Ended March 31, 2010	10.26	0.35	0.42	0.77	(0.30)	(0.13)	(0.43)	10.60	7.61	710	0.82	3.11	0.82	326
Year Ended March 31, 2009	10.10	0.39	0.19	0.58	(0.42)	—	(0.42)	10.26	5.90	325	1.10	4.01	1.10	199
Year Ended March 31, 2008	9.96	0.41	0.14	0.55	(0.41)	—	(0.41)	10.10	5.68	40	1.30	4.13	1.30	248
Year Ended March 31, 2007	9.86	0.38	0.11	0.49	(0.39)	—	(0.39)	9.96	5.10	29	1.30	3.96	1.30	310
Year Ended March 31, 2006	10.12	0.32	(0.24)	0.08	(0.33)	(0.01)	(0.34)	9.86	0.76	28	1.24	3.10	1.27	236

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

												Ratio of
			Net								Ratio of	Net	Ratio of
			Realized								Net	Investment	Expenses to
			and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)	Rate(3)
Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2010	$9.52	$0.25	$0.39	$0.64	$(0.25)	$—	$(0.25)	$9.91	6.82%	$92,528	0.34%	2.51%	0.37%	130%
Year Ended March 31, 2009	9.91	0.39	(0.40)	(0.01)	(0.38)	—	(0.38)	9.52	(0.13)	55,088	0.31	3.95	0.36	88
Year Ended March 31, 2008	10.00	0.47	(0.09)	0.38	(0.47)	—	(0.47)	9.91	3.89	87,892	0.30	4.72	0.33	126
Year Ended March 31, 2007	9.96	0.48	0.05	0.53	(0.49)	—	(0.49)	10.00	5.44	85,646	0.28	4.58	0.28	96
Year Ended March 31, 2006	10.00	0.36	(0.04)	0.32	(0.36)	—	(0.36)	9.96	3.23	245,257	0.30	3.61	0.37	114
U.S. Government Securities Fund
I Shares
Year Ended March 31, 2010	11.11	0.26	(0.37)	(0.11)	(0.27)	(1.97)	(2.24)	8.76	(1.07)	71,910	0.58	2.35	0.58	85
Year Ended March 31, 2009	10.59	0.33	0.56	0.89	(0.34)	(0.03)	(0.37)	11.11	8.49	341,727	0.55	3.09	0.56	130
Year Ended March 31, 2008	10.29	0.50	0.30	0.80	(0.50)	—	(0.50)	10.59	8.04	491,970	0.55	4.89	0.55	134
Year Ended March 31, 2007	10.19	0.47	0.11	0.58	(0.48)	—	(0.48)	10.29	5.86	535,056	0.55	4.70	0.55	131
Year Ended March 31, 2006	10.42	0.37	(0.20)	0.17	(0.40)	—	(0.40)	10.19	1.66	316,475	0.65	3.63	0.65	118
A Shares
Year Ended March 31, 2010	11.11	0.21	(0.35)	(0.14)	(0.24)	(1.97)	(2.21)	8.76	(1.38)	2,314	0.89	1.98	0.89	85
Year Ended March 31, 2009	10.59	0.29	0.56	0.85	(0.30)	(0.03)	(0.33)	11.11	8.17	2,954	0.85	2.78	0.86	130
Year Ended March 31, 2008	10.29	0.47	0.30	0.77	(0.47)	—	(0.47)	10.59	7.72	3,496	0.85	4.61	0.85	134
Year Ended March 31, 2007	10.19	0.44	0.11	0.55	(0.45)	—	(0.45)	10.29	5.54	2,849	0.85	4.40	0.85	131
Year Ended March 31, 2006	10.41	0.32	(0.17)	0.15	(0.37)	—	(0.37)	10.19	1.43	3,032	0.99	3.31	0.99	118
C Shares
Year Ended March 31, 2010	11.11	0.14	(0.35)	(0.21)	(0.17)	(1.97)	(2.14)	8.76	(2.05)	3,038	1.58	1.28	1.58	85
Year Ended March 31, 2009	10.59	0.22	0.56	0.78	(0.23)	(0.03)	(0.26)	11.11	7.42	3,649	1.55	2.08	1.55	130
Year Ended March 31, 2008	10.29	0.40	0.30	0.70	(0.40)	—	(0.40)	10.59	6.97	4,222	1.55	3.90	1.55	134
Year Ended March 31, 2007	10.19	0.37	0.11	0.48	(0.38)	—	(0.38)	10.29	4.81	5,121	1.55	3.67	1.55	131
Year Ended March 31, 2006	10.41	0.27	(0.19)	0.08	(0.30)	—	(0.30)	10.19	0.76	7,909	1.66	2.60	1.68	118
U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2010	10.03	0.30	0.06	0.36	(0.32)	—	(0.32)	10.07	3.62	1,340,992	0.29	2.15	0.29	119
Year Ended March 31, 2009	10.03	0.41	0.01	0.42	(0.42)	—	(0.42)	10.03	4.29	90,675	0.28	4.00	0.32	92
Year Ended March 31, 2008	9.95	0.43	0.10	0.53	(0.45)	—	(0.45)	10.03	5.41	62,904	0.28	4.33	0.33	140
Year Ended March 31, 2007	9.85	0.42	0.11	0.53	(0.43)	—	(0.43)	9.95	5.50	34,411	0.29	4.23	0.33	141
Year Ended March 31, 2006	9.90	0.36	(0.06)	0.30	(0.35)	—	(0.35)	9.85	3.12	42,616	0.29	3.41	0.47	126
Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2010	10.22	0.37	0.19	0.56	(0.37)	(0.02)	(0.39)	10.39	5.58	191,537	0.61	3.56	0.61	33
Year Ended March 31, 2009	10.09	0.36	0.13	0.49	(0.36)	—	(0.36)	10.22	5.01	181,882	0.60	3.61	0.60	20
Year Ended March 31, 2008	10.11	0.37	(0.02)	0.35	(0.37)	—	(0.37)	10.09	3.51	204,507	0.60	3.65	0.60	28
Year Ended March 31, 2007	10.01	0.36	0.10	0.46	(0.36)	—	(0.36)	10.11	4.67	214,908	0.59	3.59	0.60	54
Year Ended March 31, 2006	10.11	0.34	(0.03)	0.31	(0.34)	(0.07)	(0.41)	10.01	3.05	169,743	0.65	3.33	0.66	54
A Shares
Year Ended March 31, 2010	10.22	0.35	0.20	0.55	(0.36)	(0.02)	(0.38)	10.39	5.44	14,236	0.75	3.35	0.75	33
Year Ended March 31, 2009	10.09	0.35	0.13	0.48	(0.35)	—	(0.35)	10.22	4.85	7,619	0.75	3.46	0.75	20
Year Ended March 31, 2008	10.11	0.35	(0.02)	0.33	(0.35)	—	(0.35)	10.09	3.36	6,232	0.75	3.50	0.75	28
Year Ended March 31, 2007	10.01	0.35	0.10	0.45	(0.35)	—	(0.35)	10.11	4.52	5,395	0.74	3.43	0.75	54
Year Ended March 31, 2006	10.11	0.33	(0.03)	0.30	(0.33)	(0.07)	(0.40)	10.01	2.92	5,480	0.79	3.22	0.82	54

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
			Net									Ratio of	Net	Ratio of
			Realized									Net	Investment	Expenses to
			and			Distributions		Net				Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset				to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,			Net Assets,	Average	Average	(Excluding
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total		End of	Net	Net	Waivers and
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)		Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)
Prime Quality Money Market Fund
I Shares
Year Ended March 31, 2010	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.09%		$2,381,233	0.31%	0.10%	0.59%
Year Ended March 31, 2009	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.55	(c)	3,448,997	0.55	1.55 (c)	0.55
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.46	(d)	3,834,993	0.52	4.34 (d)	0.52
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.83		3,248,781	0.53	4.73	0.53
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.25		2,976,881	0.58	3.19	0.61
A Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02		2,492,632	0.39	0.02	0.74
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	(c)	3,822,051	0.69	1.51 (c)	0.70
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.30	(d)	6,523,136	0.67	4.21 (d)	0.67
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.67		5,917,224	0.68	4.59	0.68
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.08		4,011,561	0.74	3.16	0.76
C Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02		1,135	0.39	0.02	0.84
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.31	(c)	2,246	0.78	1.45 (c)	0.79
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.20	(d)	4,129	0.77	4.11 (d)	0.77
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.57		3,733	0.78	4.47	0.78
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.01		3,991	0.82	2.81	1.10
Tax-Exempt Money Market Fund
I Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.11		1,539,158	0.27	0.11	0.51
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.20		1,568,626	0.48	1.18	0.50
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.94		1,573,560	0.48	2.85	0.48
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.15		1,157,688	0.48	3.10	0.48
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.27		1,172,717	0.50	2.25	0.53
A Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02		213,399	0.37	0.02	0.66
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.05		358,910	0.63	1.07	0.65
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.78		590,345	0.63	2.75	0.63
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.00		594,416	0.63	2.95	0.63
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.12		671,164	0.65	2.10	0.68
U.S. Government Securities Money Market Fund
I Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.07		729,297	0.22	0.07	0.60
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.16		879,234	0.57	1.32	0.58
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.12		2,108,351	0.58	3.71	0.58
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.62		691,145	0.59	4.56	0.59
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.07		413,893	0.62	2.99	0.65
A Shares
Year Ended March 31, 2010∧	1.00	—	—	—	—	—	—	1.00	0.02		180,878	0.30	0.02	0.75
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.01		344,238	0.72	0.96	0.74
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.96		333,593	0.74	3.86	0.74
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.46		257,949	0.74	4.37	0.74
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.91		253,648	0.77	2.91	0.80

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

												Ratio of
			Net								Ratio of	Net	Ratio of
			Realized								Net	Investment	Expenses to
			and			Distributions		Net			Expenses	Income	Average
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Net Assets
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	(Excluding
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Waivers and
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)
U.S. Treasury Money Market Fund
I Shares
Year Ended March 31, 2010	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.05%	$796,213	0.15%	0.06%	0.60%
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.75	1,238,400	0.41	0.72	0.58
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.67	1,130,334	0.58	3.57	0.59
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.61	1,025,065	0.58	4.50	0.58
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.99	1,650,172	0.60	2.98	0.63
A Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02	329,380	0.17	0.02	0.75
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.61	262,284	0.48	0.31	0.73
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.52	101,460	0.73	3.03	0.74
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.45	31,554	0.73	4.41	0.73
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.84	12,366	0.75	3.12	0.76
Virginia Tax-Free Money Market Fund
I Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.11	162,341	0.28	0.11	0.50
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.25	202,553	0.46	1.28	0.47
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.97	294,937	0.44	2.91	0.45
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.14	230,191	0.45	3.09	0.45
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.33	226,319	0.46	2.28	0.46
A Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	—	1.00	0.02	152,538	0.38	0.02	0.65
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.09	237,685	0.61	1.17	0.62
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.82	418,242	0.59	2.75	0.60
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.98	378,541	0.60	2.94	0.60
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.16	303,752	0.62	2.12	0.68

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2010

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

(4)	Effective at the close of business on July 31, 2009, C Shares converted to R Shares and C Shares are no longer available for purchase. The data prior to such date reflects that of C Shares.

(5)	Effective at the close of business on February 12, 2009, C Shares converted to R Shares and C Shares are no longer available for purchase. The data prior to such date reflects that of C Shares.

(6)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date
Maryland Municipal Bond Fund	A Shares	April 13, 2005
Seix Floating Rate High Income Fund	I Shares	March 2, 2006
Seix Floating Rate High Income Fund	A Shares	May 8, 2006
Seix Floating Rate High Income Fund	C Shares	August 3, 2007
Seix Global Strategy Fund	I Shares	September 8, 2008

(a)	Per share data was calculated using the average shares method.

(b)	The total return shown is based on the ending net asset value calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and differs from the total return shown based on the net asset value calculated for shareholder transactions.

(c)	During the year ended March 31, 2009 the Fund received certain payments by an affiliate. These payments had no impact to the ratio of net investment income to average net assets. Absent these payments, the total return would have been 0.55%, 0.40% and 0.31% for I Shares, A Shares and C Shares, respectively.

(d)	During the year ended March 31, 2008, the Fund received certain payments by an affiliate. Absent these payments, the ratio of net investment income to average net assets would have been 4.14% for I Shares, 4.01% for A Shares and 3.91% for C Shares. There was no impact to the total return as a result of these payments.

*	Amended from prior periods’ financial highlights. There were no shareholders in the class for the period from October 16, 2007 through January 17, 2008. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

^	The Georgia Tax-Exempt Bond Fund’s net expense ratio and gross expense ratio includes interest expense of 0.09% incurred during the year ended March 31, 2009 with respect to investments in certain inverse floating rate securities.

#	Prior to August 1, 2009, there were no assets in Class A during the current period. Effective at the close of business July 31, 2009, Class A received assets from the conversion from Class C. The net asset value shown for the beginning of the period reflects the initial converted net asset value from Class C and the amounts shown thereafter reflect operations for Class A from August 1, 2009 through March 31, 2010.

##	Class A was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period for Maryland Municipal Bond Fund. The net asset value, end of period, presented for Maryland Municipal Bond Fund A Shares was as of January 6, 2009, the last day the class had shareholders.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2010

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 50 funds as of March 31, 2010. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund offer I Shares only. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Global Strategy Fund, Virginia Intermediate Bond Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund offer I Shares and A Shares. The High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Seix High Yield Fund and Total Return Bond Fund offer I Shares, A Shares and R Shares. The remaining Funds offer I Shares, A Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

Effective at the close of business on July 31, 2009, C Shares of the High Income Fund, Investment Grade Bond Fund and Seix High Yield Fund were converted into R Shares and those Funds’ C Shares are no longer available for purchase.

	Number of	Number of	Amount
Fund	C Shares Converted	R Shares Issued	of Conversion($)

High Income Bond Fund	2,573,884	2,573,884	14,731,375
Investment Grade Bond Fund	1,244,716	1,244,716	14,145,600
Seix High Yield Bond Fund	716,466	716,466	6,302,601

Effective at the close of business on July 31, 2009, C Shares of the following Funds converted into A Shares and those Funds’ C Shares are no longer available for purchase.

	Number of	Number of	Amount
Fund	C Shares Converted	A Shares Issued	of Conversion($)

Georgia Tax-Exempt Bond Fund	416,781	416,494	4,166,810
High Grade Municipal Bond Fund	383,971	384,642	4,138,711
Investment Grade Tax-Exempt Bond Fund	519,448	518,642	6,149,017
Maryland Municipal Bond Fund	530,885	532,088	5,472,840
Virginia Intermediate Municipal Bond Fund	233,777	223,717	2,316,364

As of the close of business on July 31, 2009, C Shares of the North Carolina Tax-Exempt Bond Fund converted to A Shares and C Shares of this Fund are no longer available for purchase. As of the conversion date the C Shares had no shareholders.

The conversion of C Shares into A Shares was a non-taxable event. The amounts above are included as Cost of Shares Redeemed and Shares Redeemed for C Shares and Proceeds from Shares Issued and Shares Issued for A Shares on the Statements of Changes in Net Assets.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges, except with respect to the fees paid under the Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund) have a maximum sales charge on purchases of 4.75% as a percentage of

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

original purchase price. The A Shares of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of the original purchase price or the next calculated price after the Funds receive a redemption request, the lesser of, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I or R Shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time) or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds’ Board of Trustees (the “Board”). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective net asset values.

The Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (the “Money Market Funds”) state investment securities at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it will request that a Committee Meeting be called, and the securities may be valued using the Funds’ Pricing and Valuation Procedures.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities (i.e. securities that mature in 60 days or less) are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or when market prices do not reflect orderly transactions.

The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2010 (amounts in thousands):

	LEVEL 1 - Quoted	LEVEL 2 - Other Significant	LEVEL 3 - Significant
Fund	Prices($)	Observable Inputs($)	Unobservable Inputs($)	Total($)

Corporate Bond Fund
Corporate Bonds[1]	—	166,428	—	166,428
Short-Term Investment	—	14,698	—	14,698

Total Investments	—	181,126	—	181,126

Georgia Tax-Exempt Bond Fund
Municipal Bonds[2]	—	215,745	—	215,745
Money Market Funds	2,843	—	—	2,843

Total Investments	2,843	215,745	—	218,588

High Grade Municipal Bond Fund
Municipal Bonds[2]	—	58,363	—	58,363
Money Market Fund	840	—	—	840

Total Investments	840	58,363	—	59,203

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

	LEVEL 1 - Quoted	LEVEL 2 - Other Significant	LEVEL 3 - Significant
Fund	Prices($)	Observable Inputs($)	Unobservable Inputs($)	Total($)

High Income Fund
Bank Loans[1]	—	9,986	—	9,986
Corporate Bonds[1]	—	137,266	—	137,266
Convertible Corporate Bond[1]	—	1,288	—	1,288
Preferred Stock[1]	770	—	—	770
Units[1]	—	530	—	530
Short-Term Investment	—	25,951	—	25,951
Money Market Fund	31,593	—	—	31,593

Total Investments	32,363	175,021	—	207,384

Intermediate Bond Fund
Collateralized Mortgage Obligations	—	20,570	—	20,570
Corporate Bonds[1]	—	678,754	—	678,754
Convertible Corporate Bonds[1]	—	315	—	315
U.S. Government Agency Mortgages	—	518	—	518
U.S. Treasury Obligations	—	835,924	—	835,924
Preferred Stock[1]	204	—		204
Units[1]	—	217	—	217
Short-Term Investment	—	3,471	—	3,471
Money Market Fund	79,709	—	—	79,709

Total Investments	79,913	1,539,769	—	1,619,682

Other Financial Instruments[3]	—	(881)	—	(881)
Investment Grade Bond Fund
Collateralized Mortgage Obligations	—	5,482	—	5,482
Corporate Bonds[1]	—	215,736	—	215,736
Convertible Corporate Bonds[1]	—	130	—	130
U.S. Government Agency Mortgages	—	182	—	182
U.S. Treasury Obligations	—	173,378	—	173,378
Units[1]	—	64		64
Preferred Stock[1]	57	—		57
Short-Term Investment	—	584	—	584
Money Market Fund	16,288	—	—	16,288

Total Investments	16,345	395,556	—	411,901

Other Financial Instruments[3]	—	(468)	—	(468)
Investment Grade Tax-Exempt Bond Fund
Municipal Bonds[2]	—	907,322	—	907,322
Money Market Funds	185,015	—	—	185,015

Total Investments	185,015	907,322	—	1,092,337

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

	LEVEL 1 - Quoted	LEVEL 2 - Other Significant	LEVEL 3 - Significant
Fund	Prices($)	Observable Inputs($)	Unobservable Inputs($)	Total($)

Limited Duration Fund
Asset-Backed Securities[1]	—	4,969	—	4,969
Collateralized Mortgage Obligations	—	16,813	—	16,813
Money Market Fund	4,774	—	—	4,774

Total Investments	4,774	21,782	—	26,556

Limited-Term Federal Mortgage Securities Fund
Asset-Backed Security[1]	—	86	—	86
Collateralized Mortgage Obligations	—	4,687	—	4,687
U.S. Government Agency Mortgages	—	23,500	—	23,500
U.S. Treasury Obligations	—	3,164	—	3,164
Money Market Fund	6,346	—	—	6,346

Total Investments	6,346	31,437	—	37,783

Maryland Municipal Bond Fund
Municipal Bonds[2]	—	28,668	—	28,668
Money Market Fund	1,585	—	—	1,585

Total Investments	1,585	28,668	—	30,253

North Carolina Tax-Exempt Bond Fund
Municipal Bonds[2]	—	50,183	—	50,183
Money Market Funds	1,797	—	—	1,797

Total Investments	1,797	50,183	—	51,980

Seix Floating Rate High Income Fund
Bank Loans[1]	—	1,007,668	—	1,007,668
Corporate Bonds[1]	—	181,301	—	181,301
Convertible Corporate Bonds[1]	—	1,466	—	1,466
Preferred Stock[1]	347	—	—	347
Money Market Fund	153,605	—	—	153,605

Total Investments	153,952	1,190,435	—	1,344,387

Other Financial Instruments[3]	—	850	—	850
Seix Global Strategy Fund
U.S. Treasury Obligations	—	702	—	702
Money Market Fund	9,006	—	—	9,006

Total Investments	9,006	702	—	9,708

Other Financial Instruments[3]	—	(99)	—	(99)

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

	LEVEL 1 - Quoted	LEVEL 2 - Other Significant	LEVEL 3 - Significant
Fund	Prices($)	Observable Inputs($)	Unobservable Inputs($)	Total($)

Seix High Yield Fund
Bank Loans[1]	—	14,220	—	14,220
Corporate Bonds[1]	—	1,646,259	—	1,646,259
Convertible Corporate Bonds[1]	—	10,753	—	10,753
Preferred Stock[1]	4,186	—	—	4,186
Units[1]	—	4,521	—	4,521
Short-Term Investment	—	106,008	—	106,008
Money Market Fund	109,920	—	—	109,920

Total Investments	114,106	1,781,761	—	1,895,867

Short-Term Bond Fund
Asset-Backed Securities[1]	—	28,716	—	28,716
Collateralized Mortgage Obligations	—	74,944	—	74,944
Corporate Bonds[1]	—	219,455	—	219,455
U.S. Government Agencies	—	40,017	—	40,017
U.S. Government Agency Mortgages	—	53,390	—	53,390
U.S. Treasury Obligations	—	49,053	—	49,053
Short-Term Investment	—	1,158	—	1,158
Money Market Funds	33,362	—	—	33,362

Total Investments	33,362	466,733	—	500,095

Short-Term U.S. Treasury Securities Fund
U.S. Treasury Obligations	—	45,426	—	45,426
Money Market Fund	119	—	—	119

Total Investments	119	45,426	—	45,545

Total Return Bond Fund
Asset-Backed Security[1]	—	755	—	755
Collateralized Mortgage Obligations	—	66,188	—	66,188
Corporate Bonds[1]	—	237,521	—	237,521
Convertible Corporate Bonds[1]	—	180	—	180
U.S. Government Agency Mortgages	—	179,489	—	179,489
U.S. Treasury Obligations	—	231,951	—	231,951
Preferred Stock[1]	100	—	—	100
Units[1]	—	109	—	109
Short-Term Investment	—	970	—	970
Money Market Fund	123,510	—	—	123,510

Total Investments	123,610	717,163	—	840,773

Other Financial Instruments[3]	—	(382)	—	(382)

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

	LEVEL 1 - Quoted	LEVEL 2 - Other Significant	LEVEL 3 - Significant
Fund	Prices($)	Observable Inputs($)	Unobservable Inputs($)	Total($)

Ultra-Short Bond Fund
Asset-Backed Securities[1]	—	6,263	—	6,263
Certificate of Deposit[1]	—	750	—	750
Collateralized Mortgage Obligations	—	20,725	—	20,725
Corporate Bonds[1]	—	28,464	—	28,464
U.S. Government Agencies	—	9,082	—	9,082
U.S. Government Agency Mortgages	—	24,035	—	24,035
U.S. Treasury Obligations	—	3,565	—	3,565
Short-Term Investment	—	149	—	149
Money Market Funds	5,571	—	—	5,571

Total Investments	5,571	93,033	—	98,604

U.S. Government Securities Fund
U.S. Treasury Obligations	—	71,662	—	71,662
Money Market Fund	6,536	—	—	6,536

Total Investments	6,536	71,662	—	78,198

U.S. Government Securities Ultra-Short Bond Fund
Collateralized Mortgage Obligations	—	401,917	—	401,917
U.S. Government Agencies	—	67,232	—	67,232
U.S. Government Agency Mortgages	—	796,836	—	796,836
Money Market Funds	152,296	—	—	152,296

Total Investments	152,296	1,265,985	—	1,418,281

Virginia Intermediate Municipal Bond Fund
Municipal Bonds[2]	—	197,045	—	197,045
Money Market Fund	5,702	—	—	5,702

Total Investments	5,702	197,045	—	202,747

Prime Quality Money Market Fund
Certificates of Deposit[1]	—	875,003	—	875,003
Commercial Paper[1]	—	2,239,678	—	2,239,678
Corporate Bonds[1]	—	232,493	—	232,493
Municipal Bonds[2]	—	604,962	—	604,962
U.S. Government Agencies	—	480,878	—	480,878
Repurchase Agreements	—	255,724	—	255,724
Money Market Fund	150,000	—	—	150,000
Time Deposits	—	160,119	—	160,119

Total Investments	150,000	4,848,857	—	4,998,857

Tax-Exempt Money Market Fund
Municipal Bonds[2]	—	1,726,621	—	1,726,621
Money Market Funds	5,523	—	—	5,523

Total Investments	5,523	1,726,621	—	1,732,144

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

	LEVEL 1 - Quoted	LEVEL 2 - Other Significant	LEVEL 3 - Significant
Fund	Prices($)	Observable Inputs($)	Unobservable Inputs($)	Total($)

U.S. Government Securities Money Market Fund
U.S. Government Agencies	—	562,423	—	562,423
U.S. Treasury Obligation	—	5,996	—	5,996
Repurchase Agreements	—	346,817	—	346,817

Total Investments	—	915,236	—	915,236

U.S. Treasury Money Market Fund
U.S. Treasury Obligations	—	663,581	—	663,581
Repurchase Agreements	—	478,933	—	478,933

Total Investments	—	1,142,514	—	1,142,514

Virginia Tax-Free Money Market Fund
Municipal Bonds[2]	—	311,366	—	311,366
Money Market Funds	3,017	—	—	3,017

Total Investments	3,017	311,366	—	314,383

[1]	Please see the Schedules of Portfolio Investments for Sector Classification.

[2]	Please see the Schedules of Portfolio Investments for State Classification.

[3]	Other Financial Instruments are derivative instruments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swap agreements, forward foreign currency contracts and futures.

For the fiscal year ended March 31, 2010, there were no Level 3 securities.

Recent Accounting Pronouncements — In January 2010, Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06 to Accounting Standards Codification (“ASC”) Topic 820-10, “Fair Value Measurements and Disclosures — Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discount or premium during the respective holding period. Dividend income is recorded on the ex-dividend date.

Derivative and Hedging Instruments — The Funds have enhanced disclosures about the Funds’ derivative and hedging activities, addressing how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flow. The fair value of derivative instruments, not accounted for as hedging

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

instruments, on the Statement of Assets and Liabilities as of March 31, 2010, is presented in the table below (amounts in thousands):

	Statements of Assets and		Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Liabilities Location	Fund	Total Fair Value($)*	Total Fair Value($)*

Credit Default Swap	Appreciated Credit Default	Intermediate Bond Fund	3,377	6,505
Agreements —	Swap Agreements,	Investment Grade
Interest Rate Exposure:	Depreciated Credit Default	Bond Fund	899	1,971
	Swap Agreements	Seix Floating Rate
		High Income Fund	850	—
		Seix Global Strategy Fund	214	399
		Total Return Bond Fund	1,555	2,972

Forward Foreign Currency	Unrealized Appreciation	Intermediate Bond Fund	2,258	11
Contracts —	on Forward Foreign Currency	Investment Grade
Currency Exchange	Contracts, Unrealized	Bond Fund	607	3
Rate Exposure:	Depreciation on Forward	Seix Global
	Foreign Currency Contracts	Strategy Fund	93	7
		Total Return Bond Fund	1,039	4

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation for liability derivatives. For futures contracts the amounts represent cash held at broker for settlement, plus any cumulative unrealized appreciation/depreciation on futures contracts.

Amounts designated as “–” are $0 or have been rounded to $0.

The effect of derivative instruments, not accounted for as hedging instruments, on the Statement of Operations for the year ended March 31, 2010, is presented in the table below (amounts in thousands):

				Statement of Operations
			Statement of Operations	Change in Unrealized
	Location of Gain (Loss) on		Net Realized Gain (Loss) on	Appreciation/Depreciation on
	Derivatives Recognized in		Derivatives	Derivatives Recognized in
Primary Risk Exposure	Income	Fund	Recognized in Income($)	Income($)

Credit Default Swap	Net Realized Gain (Loss)	High Income Fund	(85)	141
Agreements —	on Credit Default Swap	Intermediate Bond Fund	(24,760)	1,849
Issuer Credit Exposure:	Agreements, Net Change in	Investment Grade
	Unrealized Appreciation/	Bond Fund	(8,812)	541
	Depreciation on Credit	Seix Floating Rate
	Default Swap Agreements	High Income Fund	2,751	14
		Seix Global
		Strategy Fund	(429)	81
		Seix High Yield Fund	2,400	362
		Short-Term Bond Fund	30	141
		Total Return Bond Fund	(12,653)	919

Interest Rate Swap	Net Realized Gain (Loss)	Intermediate Bond Fund	986	(3)
Agreements —	on Interest Rate Swap	Investment Grade
Interest Rate Exposure:	Agreements, Net Change in	Bond Fund	388	(1)
	Unrealized Appreciation/	Seix Global Strategy
	Depreciation on Interest	Fund	284	(3)
	Rate Swap Agreements	Total Return Bond Fund	547	(2)

Forward Foreign Currency	Net Realized Gain (Loss)	Intermediate Bond Fund	958	1,768
Contracts —	on Forward Foreign	Investment Grade
Currency Exchange Rate	Currency Contracts, Change	Bond Fund	122	401
Exposure:	in Unrealized Appreciation/	Seix Global Strategy
	Depreciation on Forward	Fund	305	39
	Foreign Currency Contracts	Total Return Bond Fund	184	757

Futures Contracts —	Net Realized Gain (Loss)	Short-Term Bond Fund	29	611
Interest Rate Exposure:	on Futures Contracts,	U.S. Government
	Change in Unrealized	Securities Ultra-Short
	Appreciation/Depreciation	Bond Fund	(490)	—
	on Futures Contracts

Swap Agreements — Certain of the Funds may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount,” i.e., the return on or increase in

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

value of a particular dollar amount invested in a “basket” of securities representing a particular index. The primary risks associated with the use of swap agreements are an imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to fulfill their obligations under the agreement. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement, at the time a Fund enters into a swap agreement or periodically during its term. Up-front receipts and payments are recorded as deferred income (liability) or expense (asset), as the case may be, and are included in Swap Agreements, at value on the statement of assets and liabilities. These upfront receipts and payments are amortized to income or expense over the life of the swap contract. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s current obligations under swap agreements (offset against any amounts owed to the Fund) will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid with the Fund’s custodian. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap (“CDS”) agreements are a specific kind of counterparty agreement designed to transfer third-party credit risk between parties. One party in the CDS is a lender and faces credit risk from a third party, while the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium).

If a credit event (e.g., bankruptcy, default) occurs, as defined by the swap agreement, the party providing insurance will have to purchase the referenced obligation of the third party from the insured party. If the Fund is providing insurance, the maximum potential liability to which a Fund is subject is the notional amount of the swap agreement, which is not reflected in the Statements of Assets and Liabilities. The potential liability amount may be reduced by anticipated recovery rates of the referenced obligation of the third party, upfront premiums received and net amounts received if the Fund has also purchased a credit default swap where the referenced obligation of the third party is identical. The credit default swaps are presented with the Funds’ Schedules of Portfolio Investments.

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because certain Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain the Fund’s ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statements of Operations.

Futures Contracts — Each Fund (except the Money Market Funds) is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. Certain of the Funds are subject to foreign currency exchange rate risk. Certain of the Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies caused by changes in prevailing market interest rates. With futures, there is minimal counterparty credit risk to the Fund since futures are

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

exchanged traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made periodically, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the variation margin is recognized at the time the futures contract is extinguished. As of March 31, 2010, no Fund had open futures contracts.

Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Foreign Currency Contracts — Certain of the Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. Forward foreign currency contracts are presented within the Funds’ Schedule of Portfolio of Investments.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Securities Lending — Each Fund (except the Money Market Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

Cash collateral received in connection with securities lending is invested in a joint account (RidgeWorth Funds Securities Lending Joint Account) managed by RidgeWorth Capital Management, Inc. The joint account invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

At March 31, 2010, the cash collateral received by the Funds was pooled and invested in the following securities (RidgeWorth Funds Securities Lending Joint Account). Each of the Funds participating in securities lending at that date owned a pro-rata portion of the assets and liabilities listed below (in thousands, except Shares):

	Shares or Principal
	Amount($)	Value($)

Barclays Bank Time Deposit, 0.080%, 04/01/10(a)(b)	13,001	13,001
BNP Paribas Time Deposit, 0.100%, 04/01/10(a)(b)	12,981	12,981
Calyon Time Deposit, 0.100%, 04/01/10(a)(b)	12,178	12,178
Societe Generale Time Deposit, 0.010%, 04/01/10(a)(b)	12,529	12,529
Bank of America Repurchase Agreement, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $25,000 (collateralized by U.S. Government Agency; 6.940%, due 07/17/15; total market value $25,510)	25,000	25,000
Wells Fargo Repurchase Agreement, 0.030%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $50,000 (collateralized by U.S. Government Agency; 5.375%, due 09/09/16; total market value $53,258)	50,000	50,000
Goldman Sachs Financial Square Funds — Government Fund	65,000,000	65,000
JPMorgan U.S. Government Money Market Fund	66,030,622	66,031
RidgeWorth Institutional U.S. Government Securities Money Market Fund(c)	40,000,000	40,000

Total Investments (Cost $296,720)		296,720
Amount due to Lending Agent		(24)

Net Investment Value		$296,696

(a)	Variable or floating rate security. Rate disclosed is as of March 31,2010.

(b)	The date shown reflects the next interest rate reset date.

(c)	Affiliated investment.

The Funds paid securities lending fees to the lending agent during the year ended March 31, 2010, which have been netted against Income from Securities Lending on the Statement of Operations. These fees are presented below (in thousands):

Fund	Fee($)

Corporate Bond Fund	3
High Income Fund	15
Intermediate Bond Fund	67
Investment Grade Bond Fund	18
Seix High Yield Fund	64
Short-Term Bond Fund	8
Short-Term U.S. Treasury Securities Fund	6
Total Return Bond Fund	11
Ultra-Short Bond Fund	—
U.S. Government Securities Fund	22

Amounts listed as “—” round to less than $1,000.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities. When issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

TBA Purchase Commitments — The Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation.” TBA purchase commitments are presented within the Funds’ Schedules of Portfolio Investments.

Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed future date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing yield, principally by earning a negotiated fee. As of March 31, 2010, there were no open mortgage dollar rolls.

Bank Loans — Certain of the Funds may invest in first and second lien senior floating rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. These unfunded loan commitments, which are marked-to-market daily, are presented with the Schedule of Portfolio Investments. At March 31, 2010, only the Seix Floating Rate High Income Fund and the Seix High Yield Fund had unfunded loan commitments.

Compensating Balances — Prior to October 1, 2009, if a Fund had a cash overdraft in excess of $100,000 it was required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust, on the following business day. If a Fund had a positive cash balance in excess of $100,000 it was allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account were non-interest bearing and were for a duration of one business day. Effective October 1, 2009, the compensating balance arrangement was terminated. The Corporate Bond and Seix Global Strategy Funds have never had a compensating balance arrangement with their custodian, Brown Brothers Harriman & Co.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

Restricted Securities — Certain of the Funds’ investments are restricted from resale. As of March 31, 2010, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedule of Portfolio of Investments.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

Management of the Funds has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include United States and certain states, as applicable, as well as certain foreign countries. As of March 31, 2010, open tax years include the tax years of March 31, 2007 through 2010. The Funds have no examinations in progress and none are expected at this time.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust, have entered into an investment advisory agreement. The subadvisers for the Funds (each a “Subadviser”) are as follows: Seix Investment Advisors LLC (“Seix”) serves as the Subadviser for the Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund. StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term U.S. Treasury

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

Securities Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund. Seix and StableRiver are each wholly-owned subsidiaries of the Investment Adviser.

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund (other than the Money Market Funds) up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. For the Money Market Funds, the maximum annual advisory fee is charged on average daily assets of each Money Market Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on amounts over $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2010, were as follows:

	Maximum	Discounted	Advisory Fees	Net
	Annual	Annual	Waived/Expenses	Annual
Fund	Advisory Fee(%)*	Advisory Fee(%)*	Reimbursed(%)*	Fees Paid(%)*

Corporate Bond Fund	0.40	0.40	—	0.40
Georgia Tax-Exempt Bond Fund	0.55	0.55	—	0.55
High Grade Municipal Bond Fund	0.55	0.55	(0.02)	0.53
High Income Fund	0.60	0.60	(0.02)	0.58
Intermediate Bond Fund	0.25	0.24	—	0.24
Investment Grade Bond Fund	0.50	0.50	—	0.50
Investment Grade Tax-Exempt Bond Fund	0.50	0.49	—	0.49
Limited Duration Fund	0.10	0.10	—	0.10
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	(0.04)	0.46
Maryland Municipal Bond Fund	0.55	0.55	—	0.55
North Carolina Tax-Exempt Bond Fund	0.55	0.55	—	0.55
Seix Floating Rate High Income Fund	0.45	0.44	—	0.44
Seix Global Strategy Fund	0.60	0.60	(0.18)	0.42
Seix High Yield Fund	0.45	0.43	—	0.43
Short-Term Bond Fund	0.40	0.40	—	0.40
Short-Term U.S. Treasury Securities Fund	0.40	0.40	(0.04)	0.36
Total Return Bond Fund	0.25	0.25	—	0.25
Ultra-Short Bond Fund	0.22	0.22	(0.03)	0.19
U.S. Government Securities Fund	0.50	0.50	—	0.50
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.20	—	0.20
Virginia Intermediate Municipal Bond Fund	0.55	0.55	—	0.55
Prime Quality Money Market Fund	0.55	0.50	(0.28)	0.22
Tax-Exempt Money Market Fund	0.45	0.44	(0.23)	0.21
U.S. Government Securities Money Market Fund	0.55	0.55	(0.38)	0.17
U.S. Treasury Money Market Fund	0.55	0.55	(0.45)	0.10
Virginia Tax-Free Money Market Fund	0.40	0.40	(0.20)	0.20

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0% or have been rounded to 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2010, to waive fees and/or reimburse the Seix Global Strategy Fund to the extent necessary to maintain the Fund’s Total Annual Operating Expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Total Annual
		Operating
Fund		Expenses(%)

Seix Global Strategy Fund	I Shares	0.83

Under the Expense Limitation Agreement, the Investment Adviser may recoup the difference between the Total Annual Operating Expenses identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Annual Operating Expenses in place at that time. During the year ended March 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2010, the cumulative potential recoupment based on contractual reimbursements within three years from the date of the corresponding Expense Limitation Agreement after reduced by amounts forfeited during the current fiscal year are as follows (in thousands):

Expires
Fund	2013($)

Seix Global Strategy Fund	1

The Investment Adviser and/or other service providers may from time to time voluntarily agree to waive all or a portion of their fees from the Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund or, in some cases, reimburse the Money Market Funds. Any such waiver or reimbursement may be discontinued or modified at any time. The amount of any waived and/or reimbursed fees is subject to recoupment by the Investment Adviser and/or other service providers from the Money Market Funds within the same calendar year in which the fees were waived and/or reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause a Money Market Fund’s total expense ratio to materially diverge from that listed in the prospectus or to exceed any stated contractual expense cap. A Money Market Fund’s total return and yield would be lower in the absence of any such waiver. Recoupment amounts will be made only upon certain conditions agreed upon by the Funds’ Board. As of March 31, 2010, the cumulative potential recoupment amounts based on reimbursements within three subsequent calendar years from such voluntary waivers are as follows (in thousands):

	Expires
Fund	2012($)	2013($)

Prime Quality Money Market Fund	97	18,324
Tax Exempt Money Market Fund	260	4,283
U.S. Government Money Market Fund	180	4,201
U.S. Treasury Money Market Fund	2,702	5,571
Virginia Tax-Free Money Market Fund	32	838

During the year ended March 31, 2010, the Investment Adviser also voluntarily waived fees in certain other Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years, with the exception of the Money Market Funds.

During the year ended March 31, 2009, with the approval of the Board, the following actions were taken to protect investors in the Prime Quality Money Market Fund (the “Fund”) from possible losses associated with a defaulted investment security (“Security”) of the Fund. On September 19, 2008, SunTrust issued a Promissory Note in the amount of $70 million for the benefit of the Fund in exchange for the Security. Under the terms of the Promissory Note, the Fund received quarterly interest payments and was to have received the entire principal amount on September 30, 2009, the maturity date of the Promissory Note, but it was paid in full on April 24, 2009. The Fund received $70 million in principal plus unpaid accrued interest upon payment. Interest

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

payments from the Promissory Note are included in “Interest Income from Affiliated Investments” on the accompanying Statement of Operations.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,977 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000 (and additional fee waivers of $166,670 of its annual administrative fees through June 30, 2009). Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum, and is subject to a minimum annual fee of $172,000 for its services.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. Certain fees under this plan were voluntarily waived during the year ended March 31, 2010. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Funds’ Board. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2010, were as follows:

	Board Approved and	Board Approved and	Board Approved and
	Charged A Share	Charged C Share	Charged R Share
	Distribution and	Distribution and	Distribution and
Fund	Service Fee(%)	Service Fee(%)	Service Fee(%)

Corporate Bond Fund	0.30	1.00	N/A
Georgia Tax-Exempt Bond Fund*	0.15	N/A	N/A
High Grade Municipal Bond Fund*	0.15	N/A	N/A
High Income Fund**	0.30	N/A	0.50
Intermediate Bond Fund	0.25	N/A	0.50
Investment Grade Bond Fund**	0.30	N/A	0.50
Investment Grade Tax-Exempt Bond Fund*	0.30	N/A	N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00	N/A
Maryland Municipal Bond Fund*	0.15	N/A	N/A
North Carolina Tax-Exempt Bond Fund*	0.15	N/A	N/A
Seix Floating Rate High Income Fund	0.30	1.00	N/A
Seix Global Strategy Fund*	0.30	N/A	N/A
Seix High Yield Fund**	0.25	N/A	0.50
Short-Term Bond Fund	0.20	1.00	N/A
Short-Term U.S. Treasury Securities Fund	0.18	1.00	N/A
Total Return Bond Fund	0.25	N/A	0.50
U.S. Government Securities Fund	0.30	1.00	N/A
Virginia Intermediate Municipal Bond Fund*	0.15	N/A	N/A
Prime Quality Money Market Fund	0.15	0.25	N/A
Tax-Exempt Money Market Fund	0.15	N/A	N/A
U.S. Government Securities Money Market Fund	0.15	N/A	N/A
U.S. Treasury Money Market Fund	0.15	N/A	N/A
Virginia Tax-Free Money Market Fund	0.15	N/A	N/A

*	Prior to the conversion of C Shares to A Shares on July 31, 2009, the C Share Distribution and Service Fee was 1.00% of average daily net assets.

**	Prior to the conversion of C Shares to R Shares on July 31, 2009, the C Share Distribution and Service Fee was 1.00% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

Shareholder Servicing Plans — The High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Seix High Yield Fund, and Total Return Bond Fund have adopted a Shareholder Servicing Plan for the R Shares. The Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of R Shares. In addition, the Corporate Bond Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund and U.S. Government Securities Ultra-Short Bond Fund have adopted a Shareholder Servicing Plan for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay to financial institutions that provide certain services to the Funds, a shareholder and/or administration services fee under the Plan at an annual rate of up to 0.15% of the average daily net assets of the I Shares or A Shares, as applicable. The services under each of these Shareholder Servicing Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Custodian Agreements — SunTrust Bank acts as custodian for the Funds, except for Corporate Bond Fund and Seix Global Strategy Fund, which have appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the Trust are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Prior to November 20, 2009, the annual retainer was $93,750 for the Chairman and $75,000 for the other Trustees. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	100,000	80,000
Regular Meeting Fee	7,500	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

The Investment Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $1,080,000 for these services. Prior to July 1, 2009, the fee was $775,000. During the year ended March 31, 2010, the Investment Adviser was paid $1,003,750 for these services. In addition, the Administrator provides staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $171,485 for providing these services. The fees above are allocated based on average daily net assets of the Trust and are reflected on the Statements of Operations as “Compliance Services Fees”.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust, to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2010, the following Funds paid SunTrust Robinson Humphrey, Inc., through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fund	Fees($)

Prime Quality Money Market Fund	1
U.S. Government Securities Money Market Fund	2
U.S. Treasury Securities Money Market Fund	3

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2010, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Corporate Bond Fund	183,894	80,555
Georgia Tax-Exempt Bond Fund	134,127	83,500
High Grade Municipal Bond Fund	82,071	107,747
High Income Fund	393,269	326,706
Intermediate Bond Fund	415,016	78,858
Investment Grade Bond Fund	90,102	131,966
Investment Grade Tax-Exempt Bond Fund	1,568,395	1,490,618
Limited Duration Fund	8,290	14,728
Limited-Term Federal Mortgage Securities Fund	3,293	2,990
Maryland Municipal Bond Fund	10,345	12,949
North Carolina Tax-Exempt Bond Fund	37,284	31,891
Seix Floating Rate High Income Fund	1,334,305	898,135
Seix High Yield Fund	1,997,463	1,356,468
Short-Term Bond Fund	304,467	220,713
Total Return Bond Fund	209,660	178,010
Ultra-Short Bond Fund	43,034	33,653
Virginia Intermediate Municipal Bond Fund	72,817	65,239

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the year ended March 31, 2010, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Corporate Bond Fund	26,704	28,284
Intermediate Bond Fund	1,129,718	1,322,628
Investment Grade Bond Fund	285,735	358,912
Limited Duration Fund	15,668	5,861
Limited-Term Federal Mortgage Securities Fund	167,578	184,175
Seix Global Strategy Fund	303	—
Short-Term Bond Fund	232,334	223,359
Short-Term U.S. Treasury Securities Fund	99,140	139,925
Total Return Bond Fund	1,748,600	1,779,019
Ultra-Short Bond Fund	42,936	35,704
U.S. Government Securities Fund	130,108	387,667
U.S. Government Securities Ultra-Short Bond Fund	1,593,712	572,333

Amounts designated as “—” are $0 or have been rounded to $0.

5.	Temporary Guarantee Program for Money Market Funds

In October 2008, the Prime Quality Money Market Fund, Tax Exempt Money Market Fund and Virginia Tax-Free Money Market Fund (“Participating Funds”) each enrolled in the U.S. Department of the Treasury’s (“Treasury”) $50 billion Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guaranteed the net asset value of shares of participating money market funds as of September 19, 2008. To the extent funds were available in the Program, any shares held by investors in the Participating Funds as of the close of business

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

September 19, 2008 were insured against loss under the Program in the event a Participating Fund liquidated its holdings and the per share value at the time of liquidation was less than $1 per share. The Program only applied to shareholders of record in the Participating Funds as of September 19, 2008. Any purchase of shares of a Participating Fund for a new account after the close of business on September 19, 2008 was not guaranteed.

Participation in the initial three months of the Program required a payment to the Treasury in the amount of 0.010% based on the net asset value of each Participating Fund as of September 19, 2008. For the coverage beginning on December 19, 2008 and extended through September 18, 2009, each Participating Fund paid 0.015% in December 2008 and again in April 2009, based on the net asset value of each Participating Fund as of September 19, 2008. These expenses were borne by the Participating Funds without regard to any expense limitation currently in effect for the Participating Funds and are included in the Statements of Operations.

The Program was not extended beyond September 18, 2009.

6.	Federal Tax Information

At March 31, 2010, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2010, were as follows (in thousands):

				Net
				Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	(Depreciation)($)	(Depreciation)($)

Corporate Bond Fund	170,649	10,779	(302)	10,477
Georgia Tax-Exempt Bond Fund	212,418	6,739	(569)	6,170
High Grade Municipal Bond Fund	55,775	3,450	(22)	3,428
High Income Fund	198,191	10,957	(1,764)	9,193
Intermediate Bond Fund	1,577,965	44,214	(2,497)	41,717
Investment Grade Bond Fund	394,096	19,299	(1,494)	17,805
Investment Grade Tax-Exempt Bond Fund	1,066,711	28,932	(3,306)	25,626
Limited Duration Fund	26,429	140	(13)	127
Limited-Term Federal Mortgage Securities Fund	37,344	534	(95)	439
Maryland Municipal Bond Fund	28,889	1,377	(13)	1,364
North Carolina Tax-Exempt Bond Fund	50,459	1,677	(156)	1,521
Seix Floating Rate High Income Fund	1,302,457	54,902	(12,972)	41,930
Seix Global Strategy Fund	9,708	—	—	—
Seix High Yield Fund	1,791,647	114,794	(10,574)	104,220
Short-Term Bond Fund	493,584	8,721	(2,210)	6,511
Short-Term U.S. Treasury Securities Fund	44,871	687	(13)	674
Total Return Bond Fund	820,938	23,349	(3,514)	19,835
Ultra-Short Bond Fund	98,342	700	(438)	262
U.S. Government Securities Fund	77,486	762	(50)	712
U.S. Government Securities Ultra-Short Bond Fund	1,415,826	4,971	(2,516)	2,455
Virginia Intermediate Municipal Bond Fund	194,233	8,995	(481)	8,514
Prime Quality Money Market Fund	4,998,857	—	—	—
Tax-Exempt Money Market Fund	1,732,144	—	—	—
U.S. Government Securities Money Market Fund	915,236	—	—	—
U.S. Treasury Money Market Fund	1,142,514	—	—	—
Virginia Tax-Free Money Market Fund	314,383	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

The tax character of distributions paid to shareholders during the year ended March 31, 2010 was as follows (in thousands):

	Distributions Paid From
		Net Long	Total			Total
	Ordinary	Term Capital	Taxable	Tax-Exempt	Return of	Distributions
Fund	Income($)	Gains($)	Distributions($)	Distributions($)	Capital($)	Paid($)*

Corporate Bond Fund	6,617	—	6,617	—	418	7,035
Georgia Tax-Exempt Bond Fund	—	—	—	7,211	—	7,211
High Grade Municipal Bond Fund	20	—	20	2,721	—	2,741
High Income Fund	6,520	—	6,520	—	—	6,520
Intermediate Bond Fund	47,782	1,022	48,804	—	—	48,804
Investment Grade Bond Fund	16,075	—	16,075	—	—	16,075
Investment Grade Tax-Exempt Bond Fund	14,671	479	15,150	29,558	—	44,708
Limited Duration Fund	189	—	189	—	—	189
Limited-Term Federal Mortgage Securities Fund	1,405	—	1,405	—	—	1,405
Maryland Municipal Bond Fund	—	—	—	1,107	—	1,107
North Carolina Tax-Exempt Bond Fund	7	—	7	1,874	—	1,881
Seix Floating Rate High Income Fund	50,649	—	50,649	—	—	50,649
Seix Global Strategy Fund	268	—	268	—	—	268
Seix High Yield Fund	106,738	—	106,738	—	—	106,738
Short-Term Bond Fund	12,363	—	12,363	—	—	12,363
Short-Term U.S. Treasury Securities Fund	969	91	1,060	—	—	1,060
Total Return Bond Fund	29,881	2,965	32,846	—	—	32,846
Ultra-Short Bond Fund	1,707	—	1,707	—	—	1,707
U.S. Government Securities Fund	12,635	11,070	23,705	—	—	23,705
U.S. Government Securities Ultra-Short Bond Fund	14,212	—	14,212	—	—	14,212
Virginia Intermediate Municipal Bond Fund	57	501	558	7,229	—	7,787
Prime Quality Money Market Fund	3,916	—	3,916	—	—	3,916
Tax-Exempt Money Market Fund	—	—	—	1,835	—	1,835
U.S. Government Securities Money Market Fund	752	—	752	—	—	752
U.S. Treasury Money Market Fund	660	—	660	—	—	660
Virginia Tax-Free Money Market Fund	—	—	—	259	—	259

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

The tax character of distributions paid to shareholders during the period ended March 31, 2009 was as follows (in thousands):

	Distributions Paid From
		Net Long	Total		Total
	Ordinary	Term Capital	Taxable	Tax-Exempt	Distributions
Fund	Income($)	Gains($)	Distributions($)	Distributions($)	Paid($)*

Corporate Bond Fund	5,431	—	5,431	—	5,431
Georgia Tax-Exempt Bond Fund	3	—	3	6,804	6,807
High Grade Municipal Bond Fund	24	—	24	4,770	4,794
High Income Fund	4,071	—	4,071	—	4,071
Intermediate Bond Fund	58,043	—	58,043	—	58,043
Investment Grade Bond Fund	19,358	—	19,358	—	19,358
Investment Grade Tax-Exempt Bond Fund	4,233	273	4,506	21,605	26,111
Limited Duration Fund	991	—	991	—	991
Limited-Term Federal Mortgage Securities Fund	3,470	—	3,470	—	3,470
Maryland Municipal Bond Fund	—	—	—	1,364	1,364
North Carolina Tax-Exempt Bond Fund	3	—	3	1,663	1,666
Seix Floating Rate High Income Fund	35,584	—	35,584	—	35,584
Seix Global Strategy Fund	120	—	120	—	120
Seix High Yield Fund	62,443	—	62,443	—	62,443
Short-Term Bond Fund	15,523	—	15,523	—	15,523
Short-Term U.S. Treasury Securities Fund	2,297	—	2,297	—	2,297
Total Return Bond Fund	29,622	—	29,622	—	29,622
Ultra-Short Bond Fund	3,066	—	3,066	—	3,066
U.S. Government Securities Fund	15,377	1,063	16,440	—	16,440
U.S. Government Securities Ultra-Short Bond Fund	3,501	—	3,501	—	3,501
Virginia Intermediate Municipal Bond Fund	4	—	4	7,441	7,445
Prime Quality Money Market Fund	157,821	—	157,821	—	157,821
Tax-Exempt Money Market Fund	1	3	4	26,714	26,718
U.S. Government Securities Money Market Fund	25,343	—	25,343	—	25,343
U.S. Treasury Money Market Fund	11,665	—	11,665	—	11,665
Virginia Tax-Free Money Market Fund	45	54	99	8,644	8,743

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

As of March 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Accumulated
	Undistributed					Capital		Total
	Tax Exempt	Ordinary	Long Term	Accumulated	Distributions	and Other	Unrealized	Accumulated
	Income	Income	Capital Gains	Earnings	Payable	Losses	Appreciation/	Earnings
Fund	($)	($)	($)	($)	($)	($)*	(Depreciation)($)**	(Deficit)($)

Corporate Bond Fund	—	—	—	—	(678)	(7,416)	10,477	2,383
Georgia Tax-Exempt Bond Fund	854	—	—	854	(664)	(4,583)	6,170	1,777
High Grade Municipal Bond Fund	214	—	—	214	(221)	(1,828)	3,428	1,593
High Income Fund	—	944	—	944	(986)	(4,123)	9,193	5,028
Intermediate Bond Fund	—	8,154	837	8,991	(3,731)	—	41,717	46,977
Investment Grade Bond Fund	—	1,130	2,407	3,537	(1,152)	—	17,805	20,190
Investment Grade Tax-Exempt Bond Fund	2,291	8,542	1,727	12,560	(2,444)	—	25,626	35,742
Limited Duration Fund	—	11	—	11	(10)	(1,715)	127	(1,587)
Limited-Term Federal Mortgage Securities Fund	—	33	—	33	(75)	(18,219)	439	(17,822)
Maryland Municipal Bond Fund	45	—	—	45	(88)	(220)	1,364	1,101
North Carolina Tax-Exempt Bond Fund	100	—	—	100	(163)	(954)	1,521	504
Seix Floating Rate High Income Fund	—	7,110	—	7,110	(5,940)	(71,828)	40,173	(30,485)
Seix Global Strategy Fund	—	220	—	220	—	(73)	—	147
Seix High Yield Fund	—	11,863	—	11,863	(11,889)	(126,296)	103,695	(22,627)
Short-Term Bond Fund	—	1,231	—	1,231	(1,038)	(14,408)	6,511	(7,704)
Short-Term U.S. Treasury Securities Fund	—	373	35	409	(51)	—	674	1,031
Total Return Bond Fund	—	5,050	1,705	6,755	(1,958)	—	19,835	24,632
Ultra-Short Bond Fund	—	144	—	144	(125)	(4,285)	262	(4,004)
U.S. Government Securities Fund	—	145	1,363	1,508	(145)	—	712	2,075
U.S. Government Securities Ultra-Short Bond Fund	—	3,355	—	3,355	(1,897)	(6,843)	2,455	(2,930)
Virginia Intermediate Municipal Bond Fund	599	—	416	1,015	(582)	—	8,514	8,947
Prime Quality Money Market Fund	—	181	—	181	(148)	(4,394)	—	(4,361)
Tax-Exempt Money Market Fund	143	—	—	143	(112)	(131)	—	(100)
U.S. Government Securities Money Market Fund	—	26	—	26	(33)	(22)	—	(29)
U.S. Treasury Money Market Fund	—	114	—	114	(32)	(147)	—	(65)
Virginia Tax-Free Money Market Fund	127	—	—	127	(14)	—	—	113

*	As of the latest tax year end of March 31, 2010, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

As of March 31, 2010, unexpired capital loss carryforwards were as follows (in thousands) :

	Expires
Fund	2011($)	2012($)	2013($)	2014($)	2015($)	2016($)	2017($)	2018($)

Corporate Bond Fund	—	—	—	—	4,212	813	570	1,668
Georgia Tax-Exempt Bond Fund	—	—	—	—	102	823	2,203	1,455
High Grade Municipal Bond Fund	—	—	—	—	—	—	1,828	—
High Income Fund	—	—	—	—	—	—	4,123	—
Limited Duration Fund	—	—	—	—	11	—	568	1,103
Limited-Term Federal Mortgage Securities Fund	—	2,695	3,272	5,209	4,063	2,980	—	—
Maryland Municipal Bond Fund	—	—	—	—	—	8	212	—
North Carolina Tax-Exempt Bond Fund	—	—	—	—	—	341	613	—
Seix Floating Rate High Income Fund	—	—	—	—	—	2,716	38,154	29,687
Seix High Yield Fund	—	—	—	5,154	11,772	15,837	62,376	31,157
Short-Term Bond Fund	7,468	22	353	47	1,052	—	888	4,562
Ultra-Short Bond Fund	—	494	548	573	667	—	203	1,362
U.S. Government Securities Ultra-Short Bond Fund	—	297	393	272	150	—	—	701
Prime Quality Money Market Fund	—	—	—	—	—	26	3,265	1,103
Tax-Exempt Money Market Fund	—	—	—	—	—	—	48	83
U.S. Government Securities Money Market Fund	—	—	—	—	—	—	—	22
U.S. Treasury Money Market Fund	—	—	92	42	5	—	—	8

Capital loss carryforwards may be applied to offset future realized capital gains and may thus reduce future capital gain distributions.

During the year ended March 31, 2010, the High Grade Municipal Bond Fund, High Income Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term U.S. Treasury Securities Fund and Virginia Intermediate Municipal Bond Fund utilized $604, $1,390, $5,746, $1,833, $47, $285, $576 and $26, respectively, in thousands, in capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Corporate Bond Fund, Limited Duration Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Short-Term Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund have incurred and elect to defer $153, $33, $1,271, $73, $16, $438 and $5,030, respectively, in thousands, in capital losses.

Amounts designated as “—” are $0 or have been rounded to $0.

7.	Risks

The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

Certain of the Funds may invest in first and second lien senior floating rate loans. The risk associated with floating rate loans is similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

Certain of the Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2010

risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Certain of the Funds’ concentrations of investments in securities of issuers located in a specific region subjects that Fund to the economic and government policies of that region and may increase risk versus that of a fund whose investments are more diversified.

Certain of the Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a Fund’s average duration.

The Money Market Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Certain Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, Federal Agricultural Mortgage Corporation and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

8.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (twenty-six of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2010

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Information pertaining to the Independent Trustees of the Trust is set forth below.

				Number of
		Term of		Portfolios in
Name, Business	Position	Office and	Principal	Fund	Other
Address, State of	Held With	Length of	Occupation(s)	Trust	Directorships
Residence and Age	Trust	Time Served	During the Past 5 Years	Overseen	Held
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) Age: 60	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006- March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	50	GenSpring Trust

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 67	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	50	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.; GenSpring Trust

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 60	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	50	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 69	Trustee	Indefinite; since November 2004	Retired. Executive Vice President/CFO, Georgia Southern Company (energy) (1998-2001)	50	WellPoint, Inc.; UniSource Energy Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 51	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	50	None

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 67	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	50	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) Age: 74	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	50	None

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Information pertaining to the Officers of the Trust is set forth below.

Term of
	Position(s)	Office and
Name, Address and	Held with	Length of	Principal Occupation(s)
Age	Trust	Time Served	During the Past 5 Years
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 37	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Investments

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 48	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 42	Vice President; Deputy Chief Compliance Officer	One year; since May 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007-May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Age: 46	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Citi Fund Services Ohio, Inc.

Jennifer A. English 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary; Chief Legal Officer	One year; since February 2010	Senior Vice President, Regulatory Administration, Citi (2005-present). Assistant Vice President and Assistant Counsel, PNC Global Investment Servicing (2002-2005)

Danio Mastropieri 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Assistant Secretary	One year; since February 2010	Vice President, Regulatory Administration, Citi (2007-present); Senior Regulatory Administration Specialist, PNC Global Investment Servicing (2004-2007)

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Annual Approval of Investment Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Seix Investment Advisors LLC and StableRiver Capital Management LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 15, 2009, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 20, 2009, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. In addition, the Board noted that with respect to the money market funds, the Adviser had voluntarily undertaken to reduce fees or waive expenses to the extent necessary to maintain a positive yield for those funds. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Corporate Bond Fund	I Shares	1,000.00	1,033.60	2.59	0.51
	A Shares	1,000.00	1,030.80	4.10	0.81
	C Shares	1,000.00	1,028.50	7.64	1.51
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	996.40	2.99	0.60
	A Shares	1,000.00	995.70	3.73	0.75
High Grade Municipal Bond Fund	I Shares	1,000.00	1,003.10	3.20	0.64
	A Shares	1,000.00	1,001.50	3.94	0.79
High Income Fund	I Shares	1,000.00	1,169.50	3.79	0.70
	A Shares	1,000.00	1,169.40	5.35	0.99
	R Shares	1,000.00	1,168.40	6.49	1.20
Intermediate Bond Fund	I Shares	1,000.00	1,015.80	1.66	0.33
	A Shares	1,000.00	1,014.70	2.81	0.56
	R Shares	1,000.00	1,012.50	4.97	0.99
Investment Grade Bond Fund	I Shares	1,000.00	1,012.90	2.91	0.58
	A Shares	1,000.00	1,011.30	4.51	0.90
	R Shares	1,000.00	1,009.50	5.41	1.08
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,000.70	2.79	0.56
	A Shares	1,000.00	999.20	4.19	0.84
Limited Duration Fund	I Shares	1,000.00	1,009.20	1.20	0.24
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,022.50	3.13	0.62
	A Shares	1,000.00	1,021.50	4.13	0.82
	C Shares	1,000.00	1,017.40	8.15	1.62
Maryland Municipal Bond Fund	I Shares	1,000.00	999.60	3.29	0.66
	A Shares	1,000.00	998.80	4.04	0.81
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	994.60	3.08	0.62
	A Shares	1,000.00	993.90	3.83	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,061.70	2.62	0.51
	A Shares	1,000.00	1,059.90	4.26	0.83
	C Shares	1,000.00	1,057.70	7.64	1.49
Seix Global Strategy Fund	I Shares	1,000.00	1,030.60	4.15	0.82
Seix High Yield Fund	I Shares	1,000.00	1,088.10	2.50	0.48
	A Shares	1,000.00	1,087.60	3.90	0.75
	R Shares	1,000.00	1,084.30	5.09	0.98
Short-Term Bond Fund	I Shares	1,000.00	1,025.20	2.32	0.46
	A Shares	1,000.00	1,022.90	3.43	0.68
	C Shares	1,000.00	1,020.00	7.35	1.46

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,005.50	2.45	0.49
	A Shares	1,000.00	1,004.70	3.25	0.65
	C Shares	1,000.00	1,000.60	7.43	1.49
Total Return Bond Fund	I Shares	1,000.00	1,017.60	1.61	0.32
	A Shares	1,000.00	1,015.70	2.81	0.56
	R Shares	1,000.00	1,015.00	4.07	0.81
Ultra-Short Bond Fund	I Shares	1,000.00	1,016.50	1.76	0.35
U.S. Government Securities Fund	I Shares	1,000.00	998.50	2.79	0.56
	A Shares	1,000.00	996.90	4.38	0.88
	C Shares	1,000.00	993.50	7.75	1.56
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,010.10	1.50	0.30
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,001.00	3.04	0.61
	A Shares	1,000.00	1,000.20	3.74	0.75
Prime Quality Money Market Fund	I Shares	1,000.00	1,000.30	0.95	0.19
	A Shares	1,000.00	1,000.10	1.15	0.23
	C Shares	1,000.00	1,000.10	1.20	0.24
Tax-Exempt Money Market Fund	I Shares	1,000.00	1,000.50	1.00	0.20
	A Shares	1,000.00	1,000.10	1.35	0.27
U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,000.20	0.70	0.14
	A Shares	1,000.00	1,000.10	0.85	0.17
U.S. Treasury Money Market Fund	I Shares	1,000.00	1,000.20	0.45	0.09
	A Shares	1,000.00	1,000.10	0.55	0.11
Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,000.40	0.90	0.18
	A Shares	1,000.00	1,000.10	1.15	0.23

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Corporate Bond Fund	I Shares	1,000.00	1,022.39	2.57	0.51
	A Shares	1,000.00	1,020.89	4.08	0.81
	C Shares	1,000.00	1,017.40	7.59	1.51
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,021.19	3.78	0.75
High Grade Municipal Bond Fund	I Shares	1,000.00	1,021.74	3.23	0.64
	A Shares	1,000.00	1,020.99	3.98	0.79
High Income Fund	I Shares	1,000.00	1,021.44	3.53	0.70
	A Shares	1,000.00	1,020.00	4.99	0.99
	R Shares	1,000.00	1,018.95	6.04	1.20
Intermediate Bond Fund	I Shares	1,000.00	1,023.29	1.66	0.33
	A Shares	1,000.00	1,022.14	2.82	0.56
	R Shares	1,000.00	1,020.00	4.99	0.99
Investment Grade Bond Fund	I Shares	1,000.00	1,022.04	2.92	0.58
	A Shares	1,000.00	1,020.44	4.53	0.90
	R Shares	1,000.00	1,019.55	5.44	1.08
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.14	2.82	0.56
	A Shares	1,000.00	1,020.74	4.23	0.84
Limited Duration Fund	I Shares	1,000.00	1,023.73	1.21	0.24
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,021.84	3.13	0.62
	A Shares	1,000.00	1,020.84	4.13	0.82
	C Shares	1,000.00	1,016.85	8.15	1.62
Maryland Municipal Bond Fund	I Shares	1,000.00	1,021.64	3.33	0.66
	A Shares	1,000.00	1,020.89	4.08	0.81
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.84	3.13	0.62
	A Shares	1,000.00	1,021.09	3.88	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,022.39	2.57	0.51
	A Shares	1,000.00	1,020.79	4.18	0.83
	C Shares	1,000.00	1,017.50	7.49	1.49
Seix Global Strategy Fund	I Shares	1,000.00	1,020.84	4.13	0.82
Seix High Yield Fund	I Shares	1,000.00	1,022.54	2.42	0.48
	A Shares	1,000.00	1,021.19	3.78	0.75
	R Shares	1,000.00	1,020.04	4.94	0.98
Short-Term Bond Fund	I Shares	1,000.00	1,022.64	2.32	0.46
	A Shares	1,000.00	1,021.54	3.43	0.68
	C Shares	1,000.00	1,017.65	7.34	1.46
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.49	2.47	0.49
	A Shares	1,000.00	1,021.69	3.28	0.65
	C Shares	1,000.00	1,017.50	7.49	1.49
Total Return Bond Fund	I Shares	1,000.00	1,023.34	1.61	0.32
	A Shares	1,000.00	1,022.14	2.82	0.56
	R Shares	1,000.00	1,020.89	4.08	0.81

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Ultra-Short Bond Fund	I Shares	1,000.00	1,023.19	1.77	0.35
U.S. Government Securities Fund	I Shares	1,000.00	1,022.14	2.82	0.56
	A Shares	1,000.00	1,020.54	4.43	0.88
	C Shares	1,000.00	1,017.15	7.85	1.56
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.44	1.51	0.30
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.89	3.07	0.61
	A Shares	1,000.00	1,021.19	3.78	0.75
Prime Quality Money Market Fund	I Shares	1,000.00	1,023.98	0.96	0.19
	A Shares	1,000.00	1,023.78	1.16	0.23
	C Shares	1,000.00	1,023.73	1.21	0.24
Tax-Exempt Money Market Fund	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,023.59	1.36	0.27
U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,024.23	0.71	0.14
	A Shares	1,000.00	1,024.08	0.86	0.17
U.S. Treasury Money Market Fund	I Shares	1,000.00	1,024.48	0.45	0.09
	A Shares	1,000.00	1,024.38	0.56	0.11
Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,024.03	0.91	0.18
	A Shares	1,000.00	1,023.78	1.16	0.23

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Investment Adviser:
RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303
www.ridgeworth.com
Investment Subadvisers:
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, NJ 07458
www.seixadvisors.com
StableRiver Capital Management LLC
50 Hurt Plaza, Suite 1300
Atlanta, GA 30303
www.stableriver.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC
Not FDIC Insured • No Bank Guarantee • May Lose Value

2010 Annual Report Institutional Money Market Funds March 31, 2010 RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

RIDGEWORTH FUNDS March 31, 2010

Letter to Shareholders	1

Management Discussion of Fund Performance

Institutional Cash Management Money Market Fund	3
Institutional Municipal Cash Reserve Money Market Fund	4
Institutional U.S. Government Securities Money Market Fund	5
Institutional U.S. Treasury Securities Money Market Fund	6

Schedules of Portfolio Investments	8

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	35

Trustees and Officers of the RidgeWorth Funds	36

Additional Information	38

LETTER TO SHAREHOLDERS
March 31, 2010
Dear Valued RidgeWorth Funds Shareholder,
Another year has passed and we are happy to report that the economy and the markets are very much improved since our last annual assessment. We are also very pleased to report that the RidgeWorth Funds continued to perform exceptionally well, winning two major Lipper performance awards for 2010. We will speak in a bit more detail to each of these important topics before concluding with some thoughts on what we might expect in the coming year.
But before doing that, we want to begin by thanking you, our valued RidgeWorth Funds shareholders. All of our efforts and successes are focused on and dedicated to helping you achieve your investing goals, and we are grateful that you have placed your confidence in us. It is our mission to earn that trust through all that we do.
A year ago, the world was deeply worried and even fearful about the precipitous decline in the U.S. and global economies and financial markets. Indeed, the concerns were not limited to the decline in growth or the massive loss of jobs. Many markets had become severely impaired and illiquid, putting an indelible stamp on this period in our history. Much of the root cause of the decline was due to an extended period of excessive debt growth ending in an over-leveraged economy vulnerable to any significant weakness. Housing, perhaps the most leveraged industry and asset, was at the epicenter of the crisis.
The decline in U.S. output was the most severe in magnitude and of the longest duration of the post-War era. Industrial production fell over 14%, home building fell nearly 80% to the lowest level on record, and over 8 million jobs were eliminated lifting the unemployment to its highest level in a quarter century. Real estate prices in particular were hard hit, and the losses and foreclosures have not yet run their course. The size and scope of these challenges was unprecedented in modern times and required an extraordinary policy response.
The Federal Reserve (the “Fed”) took early action, going well beyond traditional interest rate cuts. The first step was to announce rates would remain low for an “extended period.” The next major effort was to create special lending vehicles to help restore liquidity to many nonfunctioning markets. The third major step was to purchase mortgage-backed and Treasury securities. These efforts helped provide life support for frozen markets. The federal government also stepped in with huge stimulus programs intended to build roads, help buy cars, and extend benefits to unemployed workers among other initiatives.
The turning point for the economy came as businesses finished cutting output to the bone at a time when record fiscal and monetary stimulus flooded the economy. Layoffs began to slow, production improved, and the economy began growing in the second half of 2009. However, the pace of the recovery so far has been weaker than average, despite the severity of the downturn, and it has taken on a somewhat different shape. High debt levels appear to be holding back consumer spending and the growth in housing so far, while falling revenues caused state and local government outlays to contract. The relative positives have been in a stronger than average rebound in corporate spending on equipment and software and in international trade, both imports and exports. The “slack” in the labor market and the continued high levels of idle production capacity kept a lid on inflation pressures in the face of record levels of stimulus spending.
The financial markets responded very positively to the shift in economic momentum and the major equity and fixed-income indexes performed well in the 12 months ended March 31, 2010, in stark contrast to the weak performance from the previous year. The S&P 500 Index1 generated a 49.73% total return for the period compared with a -38.06% return in the previous 12 months, while the Barclays Capital U.S. Aggregate Bond Index2 gained 7.69% versus a 3.13% increase.
As might be expected, the improvement in economic perceptions and expectations provided the most lift to the economically sensitive technology, industrial, financial, and consumer discretionary sectors, though all sectors recorded double-digit percentage gains. Mid-cap, small-cap, and international stocks experienced even stronger returns. Bond performance was dominated by higher liquidity and narrower credit spreads as investors moved away from the perceived safety of U.S. Treasuries. High Yield (Barclays Capital U.S. Corporate High Yield Bond Index3) and corporate bonds (Barclays Capital U.S. Corporate Investment Grade Index4) enjoyed 56.18% and 23.80% returns, respectively, during the period. REITs also benefited from healthier credit markets, with the FTSE NAREIT Equity REITs Index5 returning an impressive 106.68%.

1

The RidgeWorth Funds continued to perform well relative to peers. More than 70% of our long-term funds beat their Lipper Peer Group averages for each of the 3-, 5-, and 10-year periods ended March 31, 20106. In addition, RidgeWorth received two of the four “group awards” given to Small Companies at the 2010 Lipper Fund Awards ceremony held in New York on Wednesday, March 24. Lipper awarded RidgeWorth the Small Company “Overall” and “Mixed-Asset” Awards for the highest consistent return among qualifying small companies over the three-year period ended December 31, 2009.7 It is a great honor to be recognized for these awards by such a highly-regarded organization as Lipper.
We are working diligently to continue the RidgeWorth tradition of strong performance. The outlook for the economy is considerably brighter than it was a year ago during the depths of the recession, but there remain significant headwinds that will likely restrict the pace of growth for some time; including high consumer debt loads, a weak housing market, and the paying down of record federal deficits. Moreover, with the S&P 500 up over 70% from the 2009 low and bond credit spreads back down closer to historical norms, we believe the “easy money” has been made in the broad market advance. We expect a somewhat slower than normal pace of recovery because of the headwinds mentioned above, but inflation will likely remain relatively low and the Fed will be careful not to raise interest rates too quickly.
We believe the markets will continue to offer opportunities for investors, but they will be more selective and company specific; a market that fits well with the RidgeWorth bottom-up approach to security selection.
The past year has been good for the economy, the markets, and the RidgeWorth Funds. We wish to again thank you for your trust and confidence in us, and we look forward to another good year together.
Sincerely,

David Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

[3]	Barclays Capital U.S. Corporate High Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s , Fitch , and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

[4]	Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

[5]	FTSE NAREIT Equity REITs Index is a capitalization-weighted index that spans the commercial real estate spaces across the U.S. economy.

[6]	For the period ended March 31, 2010, 37 out of 49 (1 year), 35 out of 46 (3 years), 34 out of 44 (5 years) and 23 out of 31 (10 years) Funds’ I Shares beat their respective Lipper peer group averages. Lipper rankings are based on total return and do not include a sales charge.

[7]	Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. The ratings are subject to change every month and calculated for the following time periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for the Consistent Return metrics over 3-year, 5-year and 10-year period (if applicable). The highest 20% of funds in each classification are named Lipper Leader for Consistent Return. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1. Lipper Leader© Thomson Reuters. All rights reserved.

2

INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
Portfolio Manager(s)
• Michael G. Sebesta, CFA
• Kim Maichle, CFA
• Sonny Surkin
• J.P. Yarusinski, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However , we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2010)	Shares

7 Day Average Yield	0.06%
7 Day Effective Yield	0.06%
30 Day Average Yield	0.05%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In the absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield, and the 30 Day Average Yield would have been 0.05%, 0.05% and 0.03%, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworth.com.
Maturity Distribution (as of March 31, 2010)1
% of Portfolio

[1]	Portfolio composition is subject to change

3

INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND
Portfolio Manager(s)
• Michael G. Sebesta, CFA
• Greg Hallman
• Chris D. Carter, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Fund’s income may be subject to certain state and local taxes, and depending on your tax status, the Federal Alternative Minimum Tax.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However , we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2010)	Shares

7 Day Average Yield	0.29%
7 Day Effective Yield	0.29%
30 Day Average Yield	0.24%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In the absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and the 30 Day Average Yield would have been 0.06%, 0.06% and 0.04%, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworth.com.
Maturity Distribution (as of March 31, 2010)1
% of Portfolio

[1]	Portfolio composition is subject to change

4

INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Manager(s)
• Michael G. Sebesta, CFA
• J.P. Yarusinski, CFA
• Sonny Surkin
• Kim Maichle, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However , we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2010)	Shares

7 Day Average Yield	0.05%
7 Day Effective Yield	0.05%
30 Day Average Yield	0.05%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In the absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and the 30 Day Average Yield would have been –%, –% and –%, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworth.com.
Maturity Distribution (as of March 31, 2010)1
% of Portfolio

[1]	Portfolio composition is subject to change

5

INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
Portfolio Manager(s)
• Michael G. Sebesta, CFA
• J.P. Yarusinski, CFA
• Sonny Surkin
• Kim Maichle, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2010?
The Fund continues to invest in high-quality money market instruments. While short-term interest rates have remained at historical lows for most of the period ended March 31, 2010, the Fund benefited from yield curve positioning and security selection.
How do you plan to position the Fund, based on market conditions?
The Federal Reserve (the “Fed”) is expected to keep short-term interest rates very low for an “extended period of time.” However , we believe that with economic activity improving, the Fed will begin taking the steps necessary to raise rates later in 2010 or early in 2011. Therefore, we are positioning the Fund with a slightly shorter average maturity. We will continue to invest in high-quality money market investments.
Yields and Maturity Distribution

	Institutional	Corporate Trust
Yields (as of March 31, 2010)	Shares	shares

7 Day Average Yield	0.04%	0.02%
7 Day Effective Yield	0.04%	0.02%
30 Day Average Yield	0.05%	0.02%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In the absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield, and the 30 Day Average Yield would have been –%, –% and –% for Institutional Shares and –%, –% and –% for Corporate Trust Shares, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworth.com.
Maturity Distribution (as of March 31, 2010)1
% of Portfolio

[1]	Portfolio composition is subject to change

6

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7

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Certificates of Deposit (18.2%)
Banks (12.8%)
Bank of Nova Scotia, 0.180%, 04/01/10	15,000	15,000
Bank of Nova Scotia, 0.290%, 05/03/10	16,300	16,300
BNP Paribas, 0.230%, 04/12/10	23,000	23,000
BNP Paribas, 0.250%, 06/29/10	20,000	20,000
BNP Paribas, 0.290%, 08/17/10	27,000	27,000
Credit Agricole Corporate and Investment Bank, 0.200%, 05/27/10	15,000	15,000
Credit Agricole Corporate and Investment Bank, 0.260%, 06/24/10	16,000	16,000
National Australia Bank Ltd., 0.235%, 06/18/10	20,000	20,000
Rabobank, 0.220%, 04/12/10	15,000	15,000
Rabobank, 0.290%, 05/18/10	16,735	16,735
Rabobank, 0.240%, 05/19/10	28,000	28,000
Rabobank, 0.270%, 07/20/10	15,000	15,000
Societe Generale, 0.247%, 04/13/10(a)(b)	20,000	20,000
Societe Generale, 0.215%, 05/19/10	17,000	17,000
Societe Generale, 0.220%, 06/02/10	15,000	15,000
Societe Generale, 0.310%, 09/17/10	10,100	10,100
Toronto-Dominion Bank, 0.230%, 04/10/10(a)(b)	20,000	20,000
Toronto-Dominion Bank, 0.270%, 05/10/10	25,000	25,001
Toronto-Dominion Bank, 0.330%, 05/17/10	21,450	21,451
Toronto-Dominion Bank, 0.260%, 07/14/10	7,000	7,000
Toronto-Dominion Bank, 0.270%, 08/31/10	15,000	15,000

		377,587

Diversified Financial Services (5.4%)
Abbey National Treasury Services PLC, 0.240%, 04/11/10(a)(b)	25,000	25,000
Abbey National Treasury Services PLC, 0.400%, 09/24/10	12,000	12,000
Barclays Bank PLC, 0.250%, 04/12/10(a)(b)	24,850	24,850
Barclays Bank PLC, 0.245%, 08/25/10(a)	20,000	20,000
Barclays Bank PLC, 0.248%, 09/03/10(a)	20,000	20,000
Westpac Banking Corp., 0.250%, 05/24/10	23,000	23,000
Westpac Banking Corp., 0.220%, 06/11/10	20,000	20,000
Westpac Banking Corp., 0.340%, 09/27/10	15,000	15,000

		159,850

Total Certificates of Deposit		537,437

Commercial Paper (48.8%)
Banks (5.9%)
Australia & New Zealand Banking Group, 0.160%, 04/15/10(c)(d)	15,000	14,999
Australia & New Zealand Banking Group, 0.180%, 05/03/10(c)(d)	11,000	10,998
Australia & New Zealand Banking Group, 0.190%, 05/17/10(c)(d)	13,000	12,997
Banco Santander Central Hispano SA, 0.321%, 04/09/10(c)	15,000	14,999
Banco Santander Central Hispano SA, 0.280%, 07/22/10(c)	24,300	24,279
HSBC Bank USA, 0.240%, 04/15/10(c)	40,000	39,996
HSBC Bank USA, 0.240%, 05/04/10(c)	22,500	22,495
HSBC Bank USA, 0.240%, 08/06/10(c)	13,000	12,989
Rabobank USA Financial Corp., 0.190%, 04/06/10(c)	20,000	20,000

		173,752

See Notes to Financial Statements.

8

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Staples (2.4%)
Procter & Gamble Co., 0.130%, 04/09/10(c)(d)	14,260	14,260
Procter & Gamble Co., 0.140%, 04/12/10(c)(d)	23,500	23,499
Procter & Gamble Co., 0.170%, 04/20/10(c)(d)	20,000	19,998
Procter & Gamble Co., 0.170%, 04/26/10(c)(d)	15,000	14,998

		72,755

Diversified Financial Services (32.7%)
Allianz Finance Corp., 0.150%, 04/08/10(c)(d)	5,900	5,900
Allianz Finance Corp., 0.170%, 04/14/10(c)(d)	10,000	9,999
Allianz Finance Corp., 0.170%, 05/04/10(c)(d)	10,000	9,998
Allianz Finance Corp., 0.180%, 05/10/10(c)(d)	15,000	14,997
Allianz Finance Corp., 0.170%, 06/10/10(c)(d)	6,000	5,998
Alpine Securitization Corp., 0.150%, 04/01/10(c)(d)	10,000	10,000
Alpine Securitization Corp., 0.180%, 04/20/10(c)(d)	48,000	47,995
American Honda Finance Corp., 0.140%, 04/06/10(c)	12,000	12,000
American Honda Finance Corp., 0.180%, 04/21/10(c)	12,400	12,399
American Honda Finance Corp., 0.200%, 05/17/10(c)	5,000	4,999
American Honda Finance Corp., 0.220%, 05/20/10(c)	4,000	3,999
BlackRock, Inc., 0.190%, 04/01/10(c)(d)	6,000	6,000
BlackRock, Inc., 0.190%, 04/22/10(c)(d)	10,000	9,999
BlackRock, Inc., 0.230%, 06/01/10(c)(d)	30,000	29,988
CBA Delaware Finance, Inc., 0.210%, 04/19/10(c)	5,000	5,000
CBA Delaware Finance, Inc., 0.230%, 04/29/10(c)	17,500	17,497
CBA Delaware Finance, Inc., 0.301%, 06/18/10(c)	10,000	9,994
CME Group, Inc., 0.150%, 04/12/10(c)(d)	20,000	19,999
ENI Finance USA, Inc., 0.180%, 04/19/10(c)(d)	12,133	12,132
ENI Finance USA, Inc., 0.175%, 05/05/10(c)(d)	17,500	17,497
ENI Finance USA, Inc., 0.220%, 05/17/10(c)(d)	8,600	8,598
ENI Finance USA, Inc., 0.180%, 05/18/10(c)(d)	9,000	8,998
ENI Finance USA, Inc., 0.240%, 06/07/10(c)(d)	15,000	14,993
Fairway Finance Corp., 0.170%, 04/05/10(c)(d)	3,000	3,000
Fairway Finance Corp., 0.190%, 04/06/10(c)(d)	17,000	17,000
Fairway Finance Corp., 0.160%, 04/14/10(c)(d)	12,000	11,999
Fairway Finance Corp., 0.220%, 05/17/10(c)(d)	10,000	9,997
Falcon Asset Securitization Corp., 0.160%, 04/07/10(c)(d)	9,000	9,000
Falcon Asset Securitization Corp., 0.160%, 04/19/10(c)(d)	11,000	10,999
Falcon Asset Securitization Corp., 0.210%, 05/13/10(c)(d)	10,000	9,998
Falcon Asset Securitization Corp., 0.220%, 05/18/10(c)(d)	17,000	16,995
General Electric Capital Corp., 0.190%, 06/21/10(c)	17,000	16,993
JPMorgan Chase & Co., 0.270%, 04/06/10(c)(d)	10,000	10,000
JPMorgan Chase & Co., 0.150%, 04/20/10(c)	24,000	23,998
JPMorgan Chase & Co., 0.250%, 07/08/10(c)	20,000	19,986
KfW, 0.160%, 05/12/10(c)(d)	11,000	10,998
KfW, 0.220%, 06/04/10(c)(d)	30,000	29,988
KfW, 0.190%, 06/14/10(c)(d)	20,000	19,992
Liberty Street Funding Corp., 0.170%, 04/01/10(c)(d)	13,500	13,500
Liberty Street Funding Corp., 0.190%, 04/15/10(c)(d)	7,000	7,000
Liberty Street Funding Corp., 0.200%, 05/17/10(c)(d)	3,260	3,259
Market Street Funding Corp., 0.180%, 04/16/10(c)(d)	4,150	4,150

See Notes to Financial Statements.

9

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Market Street Funding Corp., 0.180%, 04/21/10(c)(d)	7,853	7,852
Market Street Funding Corp., 0.200%, 04/23/10(c)(d)	15,000	14,998
Market Street Funding Corp., 0.200%, 04/26/10(c)(d)	5,000	4,999
National Australia Funding LLC, 0.180%, 04/05/10(c)(d)	10,000	10,000
National Australia Funding LLC, 0.180%, 04/19/10(c)(d)	15,000	14,999
Nestle Finance International Ltd., 0.240%, 06/30/10(c)	20,000	19,988
New York Life Insurance Capital Corp., 0.160%, 04/06/10(c)(d)	8,000	8,000
Old Line Funding LLC, 0.180%, 04/15/10(c)(d)	14,000	13,999
Old Line Funding LLC, 0.170%, 04/16/10(c)(d)	17,114	17,113
Park Avenue Receivables Corp., 0.160%, 04/08/10(c)(d)	10,000	10,000
Park Avenue Receivables Corp., 0.170%, 04/16/10(c)(d)	13,000	12,999
Park Avenue Receivables Corp., 0.200%, 04/27/10(c)(d)	20,000	19,997
Park Avenue Receivables Corp., 0.180%, 05/05/10(c)(d)	4,000	3,999
Southern Pacific Funding Corp., 0.160%, 04/06/10(c)(d)	12,000	12,000
Southern Pacific Funding Corp., 0.160%, 04/09/10(c)(d)	12,000	12,000
Southern Pacific Funding Corp., 0.180%, 04/13/10(c)(d)	10,000	9,999
Straight-A Funding LLC, 0.170%, 04/07/10(c)(d)	8,000	8,000
Straight-A Funding LLC, 0.160%, 04/16/10(c)(d)	9,139	9,138
Straight-A Funding LLC, 0.170%, 04/26/10(c)(d)	15,027	15,025
Straight-A Funding LLC, 0.170%, 05/03/10(c)(d)	6,030	6,029
Straight-A Funding LLC, 0.190%, 05/11/10(c)(d)	15,000	14,997
Straight-A Funding LLC, 0.190%, 05/19/10(c)(d)	10,000	9,998
Straight-A Funding LLC, 0.190%, 05/27/10(c)(d)	12,000	11,996
Straight-A Funding LLC, 0.200%, 06/03/10(c)(d)	5,072	5,070
Straight-A Funding LLC, 0.210%, 06/10/10(c)(d)	11,500	11,495
Total Capital SA, 0.220%, 06/28/10(c)(d)	44,000	43,976
Toyota Motor Credit Corp., 0.190%, 04/05/10(c)	30,000	29,999
UBS Finance Delaware LLC, 0.070%, 04/01/10(c)	45,000	45,000
Unilever Capital Corp., 0.115%, 04/14/10(c)(d)	17,500	17,499

		968,995

Health Care (2.2%)
Abbott Laboratories, 0.130%, 04/12/10(c)(d)	4,000	4,000
Abbott Laboratories, 0.140%, 04/23/10(c)(d)	15,000	14,999
Abbott Laboratories, 0.130%, 05/10/10(c)(d)	13,000	12,998
Abbott Laboratories, 0.180%, 05/18/10(c)(d)	16,000	15,996
Roche Holdings, Inc., 0.170%, 04/08/10(c)(d)	17,000	16,999

		64,992

Information Technology (1.6%)
IBM Corp., 0.140%, 04/01/10(c)(d)	32,024	32,024
Oracle Corp., 0.150%, 05/14/10(c)(d)	15,000	14,997

		47,021

Utilities (4.0%)
ConocoPhillips, 0.100%, 04/01/10(c)(d)	26,000	26,000
E.ON AG, 0.200%, 05/21/10(c)(d)	40,000	39,989
E.ON AG, 0.230%, 06/07/10(c)(d)	3,500	3,498
E.ON AG, 0.230%, 06/16/10(c)(d)	3,500	3,498
GDF Suez, 0.170%, 04/08/10(c)(d)	14,500	14,500

See Notes to Financial Statements.

10

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Utilities—continued

GDF Suez, 0.210%, 05/03/10(c)(d)	20,000	19,996
GDF Suez, 0.190%, 05/04/10(c)(d)	12,000	11,998

		119,479

Total Commercial Paper		1,446,994

Corporate Bonds (5.7%)
Banks (4.0%)
Bank of New York Mellon Corp. (The), Ser G, MTN, 0.303%, 06/29/10(a)	8,710	8,711
Bank of Nova Scotia, 0.180%, 05/20/10(c)	16,000	15,996
International Bank for Reconstruction & Development (The), 0.140%, 04/19/10(c)	15,000	14,999
International Bank for Reconstruction & Development (The), 0.170%, 05/07/10(c)	60,000	59,990
Wachovia Corp., Ser G, MTN, 0.290%, 04/01/10(a)(b)	15,006	15,009
Wachovia Corp., Ser G, MTN, 0.326%, 04/26/10(a)(b)	2,500	2,501

		117,206

Diversified Financial Services (1.2%)
JPMorgan Chase & Co., 0.421%, 04/17/10(a)(b)	5,008	5,014
JPMorgan Chase & Co., MTN, 0.301%, 06/22/10(a)	6,806	6,807
JPMorgan Chase & Co., Ser C, MTN, 0.278%, 04/08/10(a)(b)	10,000	9,997
Westpac Banking Corp., 0.180%, 05/13/10(c)(d)	15,000	14,997

		36,815

Diversified Operations (0.5%)
3M Co., 5.610%, 12/12/10(a)(d)	13,935	14,445

Total Corporate Bonds		168,466

Municipal Bonds (12.2%)
Alaska (0.4%)
Valdez Alaska Marine Terminal, Exxon Pipeline Co. Project, RB, 0.240%, 04/07/10(a)(b)	13,500	13,500

California (2.5%)
California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Ser C, RB, 0.280%, 04/01/10, LOC:
Wells Fargo Bank N.A.(a)(b)	11,000	11,000
California Municipal Finance Authority Exempt Facilities, Exxon Mobil Corp. Project, RB, 0.280%, 04/01/10, AMT(a)(b)	5,700	5,700
California Pollution Control Financing Authority, Exxon Mobil Corp. Project, RB, 0.270%, 04/01/10(a)(b)	6,850	6,850
California Pollution Control Financing Authority, Solid Waste Disposal, Ser A, RB, 0.300%, 04/07/10, LOC: JPMorgan Chase & Co., AMT(a)(b)	5,400	5,400
California State Department of Water Resources Power Supply, Ser B-6, RB, 0.260%, 04/01/10, LOC: State Street Banking & Trust Co.(a)(b)	12,460	12,460
California State Economic Recovery, Ser C-5, GO, 0.300%, 04/01/10, LOC:
Bank of America N.A.(a)(b)	11,000	11,000
Irvine Ranch Water District, Ser A, GO, 0.230%, 04/01/10, LOC: U.S. Bank N.A.(a)(b)	5,800	5,800
San Jose Redevelopment Agency Tax Allocation, Ser D, 0.180%, 04/07/10, LOC: Bank of New York, AMT(a)(b)	10,000	10,000
Western Municipal Water Districts Facilities Authority, Ser A, RB, 0.270%, 04/01/10, LOC:
U.S. Bank N.A.(a)(b)	5,000	5,000

		73,210

See Notes to Financial Statements.

11

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
District of Columbia (0.4%)
Metropolitan Washington Airports, 0.300%, 10/07/10	10,000	10,000

Florida (0.2%)
Jacksonville Health Facilities Authority, Southern Baptist Hospital of Florida, Inc., Ser E, RB, 0.270%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	4,000	4,000
Miami-Dade County Industrial Development Authority, South Florida Stadium Corp., RB, 0.250%, 04/01/10, LOC:
TD Bank N.A.(a)(b)	1,750	1,750

		5,750

Georgia (0.3%)
Glynn-Brunswick Memorial Hospital Authority, Kings Bay Community Hospital, Inc., Ser B, RB, 0.270%, 04/01/10, LOC: Branch Banking & Trust Co.(a)(b)	8,190	8,190

Illinois (1.1%)
Illinois Finance Authority, Chicago Symphony Orchestra, RB, 0.290%, 04/01/10, LOC:
U.S. Bank N.A.(a)(b)	15,000	15,000
Illinois Finance Authority, Elmhurst Memorial Healthcare, Ser D, RB, 0.270%, 04/07/10, LOC:
Northern Trust Co.(a)(b)	9,000	9,000
Illinois Finance Authority, OSF Healthcare System, Ser C, RB, 0.270%, 04/07/10, LOC:
Wells Fargo Bank N.A.(a)(b)	2,800	2,800
Joliet Regional Port District Marine Terminal, Exxon Mobil Corp. Project, RB, 0.240%, 04/01/10(a)(b)	6,445	6,445

		33,245

Kentucky (0.3%)
Boone County Pollution Control, Duke Energy Kentucky, Inc. Project, Ser A, RB, 0.250%, 04/07/10, LOC:
Wells Fargo Bank N.A.(a)(b)	3,500	3,500
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Inc., Ser B-3, RB, 0.250%, 04/07/10, LOC:
Branch Banking & Trust Co.(a)(b)	5,000	5,000
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Inc., Ser B-4, RB, 0.270%, 04/01/10, LOC:
Branch Banking & Trust Co.(a)(b)	2,000	2,000

		10,500

Maryland (0.3%)
Maryland Industrial Development Financing Authority Port Facilities, Occidental Petroleum Corp., RB, 0.260%, 04/01/10(a)(b)	5,000	5,000
Maryland State Health & Higher Education Facilities Authority, Frederick Memorial Hospital, RB, 0.310%, 04/07/10, LOC:
Branch Banking & Trust Co.(a)(b)	4,000	4,000

		9,000

Mississippi (0.2%)
Mississippi Business Finance Commission Gulf Opportunity Zone, Chevron USA, Inc. Project, Ser A, RB, 0.260%, 04/01/10(a)(b)	5,000	5,000

See Notes to Financial Statements.

12

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Missouri (0.4%)
Missouri State Health & Educational Facilities Authority, St. Luke’s Health System, Inc., Ser A, RB, 0.300%, 04/07/10, LOC:
Bank of America N.A.(a)(b)	7,600	7,600
St. Joseph Industrial Development Authority Health Facilities, Heartland Regional Medical Center, Ser A, RB, 0.270%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	6,000	6,000

		13,600

New Mexico (0.1%)
New Mexico Educational Assistance Foundation, Ser A-1, RB, 0.320%, 04/07/10, Guaranteed Student Loans, AMT(a)(b)	4,000	4,000

New York (0.2%)
Troy Industrial Development Authority Civic Facility, Rensselaer Polytechnical Institute, Ser B, RB, 0.300%, 04/01/10, LOC:
Bank of America N.A.(a)(b)	4,800	4,800

Oregon (0.2%)
Clackamas County Hospital Facility Authority, Legacy Health System, Ser A, RB, 0.270%, 04/07/10, LOC:
U.S. Bank N.A.(a)(b)	5,000	5,000

Pennsylvania (1.8%)
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Ser C, RB, 0.260%, 04/07/10, LOC:
PNC Bank N.A.(a)(b)	2,600	2,600
Bucks County Industrial Development Authority Hospital Revenue, Grand View Hospital, Ser B, RB, 0.270%, 04/01/10, LOC:
PNC Bank N.A.(a)(b)	16,000	16,000
Pennsylvania Housing Finance Agency, Single Family Mortgage, Ser 85C, RB, 0.260%, 04/07/10, LOC: FNMA, FHLMC, AMT(a)(b)	4,545	4,545
Pennsylvania State Higher Educational Facilities Authority, Gannon University, RB, 0.290%, 04/01/10, LOC:
PNC Bank N.A.(a)(b)	1,975	1,975
Philadelphia Authority for Industrial Development, Bakers Bay Elderly Associates, RB, 0.290%, 04/01/10, GNMA(a)(b)	1,815	1,815
Philadelphia School District, Subser A-3, GO, 0.300%, 04/01/10, LOC: Bank of America N.A.(a)(b)	6,600	6,600
Philadelphia, Ser B, GO, 0.260%, 04/01/10, LOC:
Wells Fargo Bank N.A.(a)(b)	12,250	12,250
Pittsburgh Water & Sewer Authority, First Lien, Ser B2, RB, 0.290%, 04/01/10, LOC:
PNC Bank N.A.(a)(b)	8,125	8,125

		53,910

Tennessee (0.3%)
Vanderbilt University, 0.250%, 07/02/10	10,000	10,000

Texas (1.1%)
Gulf Coast Waste Disposal Authority Pollution Control, Exxon Mobil Corp. Project, RB, 0.240%, 04/01/10(a)(b)	18,000	18,000
Harris County Industrial Development Corp. Pollution Control, RB, 0.240%, 04/01/10(a)(b)	5,000	5,000
Harris County Industrial Development Corp. Pollution Control, RB, 0.240%, 04/01/10(a)(b)	9,760	9,760

		32,760

See Notes to Financial Statements.

13

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia (0.5%)
Chesapeake Bay Bridge & Tunnel District, Ser A, RB, 0.280%, 04/01/10, LOC:
Banking & Trust Co.(a)(b)	5,000	5,000
Hanover County Economic Development Authority, Bon Secours-Maria Manor Nursing Care Center, Inc., Ser D-2, RB, 0.270%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	9,725	9,725

		14,725

West Virginia (0.1%)
West Virginia State Hospital Finance Authority, West Virginia University Hospitals, Inc., Ser A, RB, 0.270%, 04/01/10, LOC:
Branch Banking & Trust Co.(a)(b)	2,600	2,600

Wisconsin (1.6%)
University Hospitals & Clinics Authority, Ser B, RB, 0.280%, 04/01/10, GO of Authority(a)(b)	15,450	15,450
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care Metro, Inc., Ser B, RB, 0.260%, 04/01/10, LOC:
U.S. Bank N.A.(a)(b)	8,000	8,000
Wisconsin State Health & Educational Facilities Authority, National Regency of New Berlin, Inc., RB, 0.320%, 04/01/10, LOC: JPMorgan Chase & Co.(a)(b)	3,000	3,000
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services, Ser B, RB, 0.260%, 04/07/10, LOC: U.S. Bank N.A.(a)(b)	19,990	19,990

		46,440

Wyoming (0.2%)
Lincoln County Pollution Control, Exxon Mobil Corp. Project, Ser D, RB, 0.240%, 04/01/10(a)(b)	6,400	6,400

Total Municipal Bonds		362,630

U.S. Government Agencies (9.5%)
Federal Farm Credit Bank (1.9%)
0.198%, 04/03/10(a)(b)	20,000	20,000
0.188%, 04/04/10(a)(b)	35,000	35,000

		55,000

Federal Home Loan Bank (3.9%)
0.500%, 10/05/10, Callable 04/05/10 @ 100(e)	23,000	22,998
0.500%, 10/18/10(e)	15,000	15,006
0.410%, 12/29/10, Callable 06/29/10 @ 100	25,000	25,000
0.500%, 03/14/11, Callable 08/26/10 @ 100	10,000	10,000
0.550%, 04/12/11, Callable 04/26/10 @ 100	20,250	20,250
0.570%, 04/13/11, Callable 06/29/10 @ 100	16,000	16,000
0.600%, 04/20/11, Callable 05/05/10 @ 100∧	6,500	6,500

		115,754

Federal Home Loan Mortgage Corporation (1.8%)
0.140%, 05/26/10(c)	30,000	29,994
0.281%, 10/27/10(c)	25,000	24,960

		54,954

Federal National Mortgage Association (1.9%)
0.141%, 04/13/10(a)(b)(e)	35,000	34,994
0.120%, 04/14/10(c)	20,000	19,999

		54,993

Total U.S. Government Agencies		280,701

Short-Term Investment (0.1%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.030%, 04/01/10(a)	2,348	2,348

Total Short-Term Investment		2,348

Money Market Fund (2.4%)
JPMorgan U.S. Government Money Market Fund	70,000,000	70,000

Total Money Market Fund		70,000

See Notes to Financial Statements.

14

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Time Deposits (5.5%)
Banks (5.5%)
BNP Paribas, 0.100%, 04/01/10(a)	70,005	70,005
Calyon, 0.100%, 04/01/10(a)	47,009	47,009
Societe Generale, 0.010%, 04/01/10(a)	46,016	46,016

Total Time Deposits		163,030

Total Investments (Cost $3,031,606)(f) — 102.4%		3,031,606
Liabilities in excess of other assets — (2.4)%		(70,535)

Net Assets — 100.0%		$2,961,071

∧	Security purchased on a when-issued basis.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(b)	The date shown reflects the next interest rate reset date. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(c)	Rate represents the effective yield at purchase.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 37.8% of net assets as of March 31, 2010.

(e)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(f)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

AMT	— Income subject to Alternative Minimum Tax

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

FNMA	— Security guaranteed by Federal National Mortgage Association

GNMA	— Security guaranteed by Government National Mortgage Association

GO	— General Obligation

LOC	— Letter of Credit

MTN	— Medium Term Note

RB	— Revenue Bond

See Notes to Financial Statements.

15

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Municipal Cash Reserve Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (96.4%)
Alabama (6.4%)
Mobile Industrial Development Board, Alabama Power Co., Barry Plant Project, Ser B, RB, 0.360%, 04/01/10, AMT(a)(b)	2,000	2,000
West Jefferson Industrial Development Board Pollution Control, Power Co. Project, RB, 0.330%, 04/06/10(a)(b)(c)	2,290	2,290

		4,290

Arkansas (5.0%)
West Memphis Public Facilities Board Multifamily, Housing Meadows Apartments Project, RB, 0.380%, 04/01/10, FHLMC, AMT(a)(b)	3,350	3,350

Colorado (4.7%)
Denver City & County Airport, Ser C, RB, 0.320%, 04/07/10, LOC: Lloyds TSB Bank PLC, AMT(a)(b)	3,150	3,150

Delaware (6.0%)
Delaware State Economic Development Authority, Peninsula United, Ser A, RB, 0.300%, 04/01/10, LOC: PNC Bank N.A.(a)(b)	4,000	4,000

District of Columbia (0.6%)
Metropolitan Washington D.C. Airports Authority, Airport System, Ser A, RB, 5.500%, 10/01/10, NATL-RE/FGIC, AMT	385	394

Florida (3.3%)
Florida Housing Finance Corp. Multifamily Mortgage, Cutler Riverside Preservation LP, RB, 0.320%, 04/01/10, FHLMC, AMT(a)(b)	1,000	1,000
Osceola County School Board, Ser A, COP, 3.000%, 06/01/10, AGM	1,175	1,180

		2,180

Georgia (2.6%)
Private Colleges & Universities Authority, Agnes Scott College, RB, 4.000%, 06/01/10	1,000	1,005
Valdosta-Lowndes County Industrial Development Authority, Martins Famous Pastry, Ser A, RB, 0.450%, 04/01/10, LOC:
Wells Fargo Bank N.A., AMT(a)(b)	750	750

		1,755

Indiana (1.0%)
Indiana State Finance Authority, Ascension Health, Ser E5, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	220	220
Indiana State Finance Authority, Ascension Health, Ser E7, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	220	220
Indiana State Finance Authority, Ascension Health, Ser E8, RB, 0.330%, 11/15/36, Mandatory Put 06/15/10 @ 100	220	220

		660

Kentucky (4.5%)
Kentucky Public Energy Authority, Gas Supply, Ser A, RB, 0.280%, 04/01/10(a)(b)	3,000	3,000

Maryland (3.4%)
Maryland State Community Development, Administration Department Housing & Community Development, Ser 1206, RB, 0.390%, 04/01/10, LIQ FAC: JPMorgan Chase & Co., AMT(a)(b)(d)	1,710	1,710
University System of Maryland, Ser A, RB, 0.550%, 07/01/23, Mandatory Put 06/01/10 @ 100	560	560

		2,270

Massachusetts (0.7%)
Massachusetts Health & Educational Facilities Authority, Amherst College, Ser H, RB, 0.480%, 11/01/33, Mandatory Put 07/08/10 @ 100	485	485

See Notes to Financial Statements.

16

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Municipal Cash Reserve Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Michigan (1.8%)
Michigan State Hospital Finance Authority, Ascension Health Credit Group, Ser B1, RB, 0.280%, 05/04/10(a)(b)	475	475
Michigan State, COP, 5.500%, 06/01/18, Prerefunded 06/01/10 @ 100, AMBAC	725	731

		1,206

Minnesota (0.5%)
Rochester Health Care Facilities, Mayo Clinic, Ser D, RB, 0.700%, 11/15/38, Mandatory Put 04/01/10 @ 100	300	300

Mississippi (2.4%)
Mississippi Business Finance Corp., Solid Waste Disposal, Mississippi Power Co., RB, 0.370%, 04/01/10, AMT(a)(b)	1,020	1,020
Mississippi Hospital Equipment & Facilities Authority, Baptist Memorial Health Care Corp., Ser B2, RB, 0.270%, 06/03/10(a)(b)	550	550

		1,570

New Mexico (1.5%)
New Mexico Educational Assistance Foundation, Ser A, RB, 0.320%, 04/07/10, LOC: Royal Bank of Canada, AMT(a)(b)	1,000	1,000

New York (5.0%)
New York Liberty Development Corp., World Trade Center Project, Ser A, RB, 0.500%, 12/01/49, Callable 10/12/10 @ 100(b)	3,335	3,336

North Carolina (4.2%)
Alamance County, GO, 4.100%, 05/01/10	700	702
Guilford County Industrial Facilities & Pollution Control Financing Authority, Snider Tire, Inc., RB, 0.450%, 04/01/10, LOC:
Wells Fargo Bank N.A., AMT(a)(b)	1,800	1,800
Union County Industrial Facilities & Pollution Control Financing Authority, C&M No. 1 Investment Partnership, RB, 0.450%, 04/01/10, LOC: Bank of America N.A., AMT(a)(b)	300	300

		2,802

Pennsylvania (5.7%)
Beaver County Industrial Development Authority Pollution Control, Electric Co. Project, Ser B, RB, 0.340%, 04/01/10, LOC: Bank of Nova Scotia, AMT(a)(b)	1,000	1,000
Pennsylvania Economic Development Financing Authority Tax-Exempt Facilities, Water Co. Project, Ser A, RB, 0.330%, 04/01/10, LOC:
PNC Bank N.A., AMT(a)(b)	2,000	2,000
Pennsylvania State University, Ser B, RB, 1.500%, 06/01/31, Mandatory Put 06/01/10 @ 100	800	801

		3,801

Puerto Rico (1.5%)
Children’s Trust Fund (The), Tobacco Settlement Funded, RB, 5.750%, 07/01/14, Prerefunded 07/01/10 @ 100	1,000	1,012

South Carolina (4.5%)
South Carolina Jobs-Economic Development Authority Industrial Development, South Carolina Generating Co., Inc. Project, RB, 0.350%, 04/01/10, LOC: Branch Banking & Trust, AMT(a)(b)	3,000	3,000

Tennessee (6.2%)
Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Pedcor Investments-2006-XCII LP, Ser A, RB, 0.330%, 04/01/10, LOC:
U.S. Bank N.A., AMT(a)(b)	3,000	3,000

See Notes to Financial Statements.

17

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional Municipal Cash Reserve Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Tennessee—continued

Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Vanderbilt University, Ser B-3, RB, 5.000%, 10/01/44, Callable 04/01/10 @ 100, NATL-RE(b)	215	215
Tennessee Housing Development Agency, Homeownership Program, Ser 2, RB, 0.900%, 07/01/10	890	890

		4,105

Texas (3.1%)
Harris County Texas Cultural Educational, RB, 0.400%, 06/03/10	1,460	1,460
Harris County, Toll Road Senior Lien, Ser B-2, RB, 2.000%, 08/15/21, Mandatory Put 08/12/10 @ 100	585	588

		2,048

Virginia (20.0%)
Emporia Industrial Development Authority, Toll III LP Project, RB, 0.450%, 04/01/10, LOC:
Bank of America N.A., AMT(a)(b)	2,300	2,300
JPMorgan Chase Putters/Drivers Trust, Ser 3444, RB, 0.370%, 04/01/10, LIQ FAC: JPMorgan Chase & Co. (a)(b)(d)	3,000	3,000
Prince William County Industrial Development Authority, Mediatech, Inc., RB, 0.360%, 04/06/10, LOC:
Branch Banking & Trust, AMT(a)(b)	3,730	3,730
Surry County Industrial Development Authority, Windsor Mill Project, RB, 0.450%, 04/01/10, LOC: Wells Fargo Bank N.A., AMT(a)(b)	1,045	1,045
Virginia State Housing Development Authority, Ser B-19, RB, 2.290%, 04/07/10, SPA: Wells Fargo Bank N.A., AMT(a)(b)(d)	3,240	3,240

		13,315

Washington (1.8%)
JPMorgan Chase Putters/Drivers Trust, Ser 3468, RB, 0.390%, 04/01/10, BHAC-CR/NATL-RE, LIQ FAC: JPMorgan Chase & Co., AMT(a)(b)(d)	1,200	1,200

Total Municipal Bonds		64,229

Money Market Fund (0.3%)
Dreyfus Tax-Exempt Cash Management Fund	184,905	185

Total Money Market Fund		185

Total Investments (Cost $64,414)(e) — 96.7%		64,414
Other assets in excess of liabilities — 3.3%		2,202

Net Assets — 100.0%		$66,616

(a)	The date shown reflects the next interest rate reset date. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 13.7% of net assets as of March 31, 2010.

(e)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

AGM	— Security guaranteed by Assured Guaranteed Municipal Corporation

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Income subject to Alternative Minimum Tax

BHAC-CR	— Berkshire Hathaway Assurance Corporation Custodial Receipts

COP	— Certificate of Participation

FGIC	— Security guaranteed by Financial Guaranty Insurance Company

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

GO	— General Obligation

LIQ FAC	— Liquidity Facilities

LOC	— Letter of Credit

NATL-RE	— Reinsurance provided by National Public Finance Guarantee Corporation

RB	— Revenue Bond

SPA	— Standby Purchase Agreement

See Notes to Financial Statements.

18

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional U.S. Government Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (59.8%)
Federal Farm Credit Bank (0.6%)
0.170%, 04/17/10(a)(b)	16,250	16,249

Federal Home Loan Bank (22.4%)
0.553%, 04/01/10(c)	22,000	22,000
0.110%, 04/05/10(c)	40,000	40,000
0.125%, 04/07/10(c)	34,419	34,418
0.095%, 04/09/10(c)	10,000	10,000
0.125%, 04/14/10(c)	50,000	49,998
0.371%, 04/16/10(c)	20,000	19,997
0.150%, 04/19/10(c)	3,000	3,000
0.125%, 04/21/10(c)	85,000	84,994
0.125%, 04/23/10(c)	90,000	89,993
0.150%, 05/12/10(c)	14,713	14,710
0.400%, 04/01/10(a)(b)	12,000	12,000
0.150%, 05/19/10(c)	32,000	31,994
0.300%, 04/01/10(a)(b)	27,500	27,500
0.140%, 06/02/10(c)	50,000	49,988
0.180%, 06/11/10(c)	20,000	19,993
0.500%, 10/05/10, Callable 04/05/10 @ 100(d)	17,500	17,499
0.375%, 10/08/10	25,000	25,012
0.410%, 12/29/10, Callable 06/29/10 @ 100	10,000	10,000
0.400%, 12/30/10	11,305	11,301
0.500%, 03/14/11, Callable 08/26/10 @ 100	15,000	15,000
0.550%, 03/23/11, Callable 06/09/10 @ 100	15,000	15,000
0.600%, 04/20/11, Callable 05/05/10 @ 100∧	15,000	15,000

		619,397

Federal Home Loan Mortgage Corporation (18.3%)
0.155%, 04/05/10(c)(d)	25,000	25,000
0.190%, 04/19/10(c)	40,000	39,996
0.115%, 04/26/10(c)	32,500	32,497
0.155%, 04/28/10(c)	33,000	32,996
0.150%, 05/03/10(c)	10,875	10,874
0.130%, 05/04/10(c)	15,000	14,998
0.512%, 05/05/10(c)	12,500	12,494
0.180%, 05/10/10(c)	23,000	22,996
0.150%, 05/19/10(c)	18,000	17,996
0.175%, 06/01/10(c)	35,000	34,990
0.170%, 06/07/10(c)	53,000	52,983
0.160%, 06/14/10(c)	45,000	44,986
0.250%, 06/21/10(c)	85,000	84,958
0.200%, 07/09/10(c)	25,000	24,986
0.210%, 09/01/10(c)	50,000	49,955

		502,705

Federal National Mortgage Association (18.5%)
0.140%, 04/12/10(c)	6,000	6,000
0.150%, 05/03/10(c)	60,000	59,992
0.175%, 05/25/10(c)	50,000	49,987
0.170%, 06/02/10(c)	40,000	39,988
0.180%, 06/23/10(c)	19,000	18,992
0.205%, 06/30/10(c)	40,000	39,979
0.160%, 07/06/10(c)	42,000	41,982
0.150%, 07/07/10(c)	50,000	49,980
0.543%, 07/12/10(c)	81,000	80,941
0.141%, 04/13/10(a)(b)	25,000	24,996
0.170%, 07/14/10(c)	32,000	31,984
0.251%, 07/19/10(c)	16,000	15,988
0.210%, 08/02/10(c)	25,000	24,982
2.250%, 04/09/12, Callable 04/09/10 @ 100	20,500	20,510

		506,301

Total U.S. Government Agencies		1,644,652

U.S. Treasury Obligation (0.9%)
U.S. Treasury Bill (0.9%)
0.285%, 06/10/10(c)	25,000	24,986

Total U.S. Treasury Obligation		24,986

Repurchase Agreements (39.8%)
Banc of America Securities, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $256,007 (collateralized by U.S. Government Agencies; DN-2.000%, due 04/01/10-04/15/42; total market value $261,127)	256,007	256,007
Barclays Bank PLC, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $74,303 (collateralized by U.S. Treasury Note; 1.125%, due 06/30/11; total market value $75,789)	74,303	74,303
BNP Paribas, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $404,552 (collateralized by U.S. Government Agencies; DN-5.880%, due 09/27/10-05/04/37; total market value $412,644)	404,552	404,552

See Notes to Financial Statements.

19

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional U.S. Government Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

Commerzbank AG, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $49,796 (collateralized by U.S. Treasury Notes; 2.250%-4.875%, due 09/30/14-02/15/20; total market value $50,795)	49,796	49,796
Deutsche Bank AG, 0.020%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $52,708 (collateralized by U.S. Government Agencies; 2.000%-2.375%, due 03/15/13-03/14/14; total market value $53,765)	52,708	52,708
HSBC Securities, Inc., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $256,268 (collateralized by U.S. Treasury Obligations; 2.625%-8.125%, due 12/31/14-08/15/21; total market value $261,396)	256,268	256,268
UBS Warburg LLC, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $2,044 (collateralized by Federal National Mortgage Association; 4.420%, due 05/06/19; total market value $2,089)	2,044	2,044

Total Repurchase Agreements		1,095,678

Total Investments (Cost $2,765,316)(e) — 100.5%		2,765,316
Liabilities in excess of other assets — (0.5)%		(14,930)

Net Assets — 100.0%		$2,750,386

∧	Security purchased on a when-issued basis.

(a)	The date shown reflects the next interest rate reset date. Such dates are considered the effective maturity for the purpose of the Fund’s weighted average maturity.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2010.

(c)	Rate represents the effective yield at purchase.

(d)	All or a portion of this security has been segregated or otherwise earmarked as coverage to meet future obligations.

(e)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

DN	— Discount Note

See Notes to Financial Statements.

20

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional U.S. Treasury Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (61.5%)
U.S. Treasury Bills (61.5%)
0.181%, 04/01/10(a)	132,500	132,500
0.137%, 04/08/10(a)	165,000	164,997
0.140%, 04/15/10(a)	162,500	162,493
0.150%, 04/19/10(a)	66,250	66,245
0.087%, 04/22/10(a)	153,500	153,491
0.065%, 04/29/10(a)	95,000	94,994
0.120%, 05/06/10(a)	172,000	171,978
0.157%, 05/13/10(a)	172,000	171,970
0.135%, 05/20/10(a)	74,750	74,738
0.146%, 05/27/10(a)	71,000	70,986
0.107%, 06/03/10(a)	120,000	119,974
0.117%, 06/10/10(a)	100,000	99,975
0.112%, 06/17/10(a)	50,000	49,988
0.113%, 07/01/10(a)	54,900	54,885
0.115%, 07/08/10(a)	57,750	57,732
0.127%, 07/15/10(a)	57,250	57,228
0.131%, 07/22/10(a)	55,250	55,227
0.161%, 08/05/10(a)	32,500	32,482
0.172%, 09/23/10(a)	40,166	40,132
0.210%, 10/21/10(a)	40,166	40,118
0.253%, 11/18/10(a)	40,166	40,101
0.406%, 12/16/10(a)	13,000	12,962

Total U.S. Treasury Obligations		1,925,196

Repurchase Agreements (40.6%)
Banc of America Securities, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $168,276 (collateralized by U.S. Treasury Notes; 1.125%-1.750%, due 12/15/12-03/31/14; total market value $171,641)	168,276	168,276
Barclays Bank PLC, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $11,958 (collateralized by U.S. Treasury Obligations; 3.500%-3.875%, due 01/15/11-04/15/29; total market value $12,197)	11,958	11,958
Barclays Bank PLC, 0.100%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $70,000 (collateralized by U.S. Treasury Notes; 1.500%-3.875%, due 09/15/10-10/31/10; total market value $71,400)	70,000	70,000
BNP Paribas, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $265,594 (collateralized by U.S. Treasury Obligations; 0.000%-2.500%, due 09/15/10-11/15/19; total market value $270,906)	265,594	265,594
Commerzbank AG, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $284,580 (collateralized by U.S. Treasury Note; 0.875%, due 02/28/11; total market value $290,274)	284,580	284,580
Commerzbank AG, 0.170%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $17,000 (collateralized by U.S. Treasury Note; 0.875%, due 02/28/11; total market value $17,344)	17,000	17,000
Deutsche Bank AG, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $65,861 (collateralized by U.S. Treasury Bond; 4.500%, due 08/15/39; total market value $67,178)	65,861	65,861
HSBC Securities, Inc., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $174,555 (collateralized by U.S. Treasury Obligations; 0.000%-6.375%, due 08/15/10-05/15/39; total market value $178,047)	174,555	174,555

See Notes to Financial Statements.

21

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands, except Shares)

Institutional U.S. Treasury Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

JPMorgan Chase & Co., 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $14,000 (collateralized by U.S. Treasury Note; 2.500%, due 03/31/15; total market value $14,284)	14,000	14,000
Royal Bank of Scotland, 0.000%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $191,551 (collateralized by U.S. Treasury Note; 0.875%, due 02/28/11; total market value $195,383)	191,551	191,551
UBS Warburg LLC, 0.010%, dated 03/31/10 to be repurchased on 04/01/10, repurchase price $10,137 (collateralized by U.S. Treasury Note; 2.750%, due 02/15/19; total market value $10,341)	10,137	10,137

Total Repurchase Agreements		1,273,512

Total Investments (Cost $3,198,708)(b) — 102.1%		3,198,708
Liabilities in excess of other assets — (2.1)%		(66,582)

Net Assets — 100.0%		$3,132,126

(a)	Rate represents the effective yield at purchase.

(b)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

See Notes to Financial Statements.

22

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2010  (Amounts in thousands)

		Institutional	Institutional	Institutional
	Institutional	Municipal	U.S.	U.S.
	Cash	Cash	Government	Treasury
	Management	Reserve	Securities	Securities
	Money	Money	Money	Money
	Market	Market	Market	Market
	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$3,031,606	$64,414	$2,765,316	$3,198,708

Investments, at Value	$3,031,606	$64,414	$1,669,638	$1,925,196
Repurchase Agreements, at Value and Cost	—	—	1,095,678	1,273,512

Total Investments	3,031,606	64,414	2,765,316	3,198,708

Interest and Dividends Receivable	707	148	366	3
Receivable for Capital Shares Issued	8	—	11	11
Receivable for Investment Securities Sold	—	2,055	—	—
Receivable from Investment Adviser	—	3	—	—
Prepaid Expenses and Other Assets	23	13	61	28

Total Assets	3,032,344	66,633	2,765,754	3,198,750

Liabilities:
Income Distributions Payable	132	15	107	105
Payable for Investment Securities Purchased	70,464	—	15,000	66,245
Investment Advisory Fees Payable	258	—	200	110
Administration, Fund Accounting and Transfer Agency Fees Payable	74	2	61	67
Compliance Services Fees Payable	114	—	—	35
Shareholder Services Fees Payable — Corporate Trust Shares	—	—	—	9
Custodian Fees Payable	49	—	—	5
Trustee Fees Payable	39	—	—	13
Other Accrued Expenses	143	—	—	35

Total Liabilities	71,273	17	15,368	66,624

Net Assets	$2,961,071	$66,616	$2,750,386	$3,132,126

Net Assets Consist of:
Capital	$2,962,611	$66,616	$2,750,419	$3,132,147
Accumulated Net Investment Income	58	1	41	125
Accumulated Net Realized Loss from Investment Transactions	(1,598)	(1)	(74)	(146)

Net Assets	$2,961,071	$66,616	$2,750,386	$3,132,126

Net Assets:
Institutional Shares	$2,961,071	$66,616	$2,750,386	$2,700,518
Corporate Trust Shares	—	—	—	431,608
Shares Outstanding (unlimited number of shares authorized, no par value):
Institutional Shares	2,962,612	66,616	2,750,419	2,700,455
Corporate Trust Shares	—	—	—	431,693
Net Asset Value, Offering and Redemption Price Per Share:
Institutional Shares	$1.00	$1.00	$1.00	$1.00
Corporate Trust Shares	N/A	N/A	N/A	1.00

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

23

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2010  (Amounts in thousands)

		Institutional	Institutional	Institutional
	Institutional	Municipal	U.S.	U.S.
	Cash	Cash	Government	Treasury
	Management	Reserve	Securities	Securities
	Money	Money	Money	Money
	Market	Market	Market	Market
	Fund	Fund	Fund	Fund

Investment Income:
Interest Income	$11,089	$461	$7,309	$5,333
Dividend Income	575	11	757	136

Total Investment Income	11,664	472	8,066	5,469

Expenses:
Investment Advisory Fees	3,811	146	4,253	4,230
Administration, Fund Accounting and Transfer Agency Fees	828	32	782	775
Compliance Services Fees	114	5	93	96
Shareholder Services Fees — Corporate Trust Shares	—	—	—	1,238
Treasury Guarantee Program Fee	716	11	—	—
Custodian Fees	84	9	25	27
Registration Fees	20	15	51	40
Trustee Fees	94	4	77	77
Other Fees	349	35	244	254

Total Expenses	6,016	257	5,525	6,737
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(162)	(46)	(794)	(1,774)
Less: Administration Fees Waived	(17)	(11)	(17)	(116)
Less: Shareholder Services Fees Waived — Corporate Trust Shares	—	—	—	(1,023)

Net Expenses	5,837	200	4,714	3,824

Net Investment Income	5,827	272	3,352	1,645

Net Realized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	70	1	2	41

Net Realized Gain on Investments	70	1	2	41

Change in Net Assets from Operations	$5,897	$273	$3,354	$1,686

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

24

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Years Indicated  (Amounts in thousands)

	Institutional		Institutional		Institutional		Institutional
	Cash Management		Municipal Cash Reserve		U.S. Government Securities		U.S. Treasury Securities
	Money Market Fund		Money Market Fund		Money Market Fund		Money Market Fund
	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-	04/01/09-	04/01/08-
	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09	03/31/10	03/31/09

Operations:
Net Investment Income (Loss)	$5,827	$72,111	$272	$1,269	$3,352	$37,776	$1,645	$25,604
Net Realized Gain (Loss) from Investment Transactions	70	(1,081)	1	1	2	(50)	41	29

Change in Net Assets from Operations	5,897	71,030	273	1,270	3,354	37,726	1,686	25,633

Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	(5,826)	(72,111)	(272)	(1,269)	(3,352)	(37,776)	(1,546)	(20,025)
Corporate Trust Shares	—	—	—	—	—	—	(100)	(5,579)

Total Dividends and Distributions	(5,826)	(72,111)	(272)	(1,269)	(3,352)	(37,776)	(1,646)	(25,604)

Capital Transactions:
Institutional Shares:
Proceeds from Shares Issued	7,823,758	9,774,264	205,324	138,381	5,063,932	6,649,775	8,237,078	8,904,580
Dividends Reinvested	368	13,964	—	—	445	7,567	112	5,047
Cost of Shares Redeemed	(8,409,209)	(10,336,524)	(218,441)	(189,813)	(5,394,897)	(5,964,086)	(8,166,503)	(8,098,817)

Change in Net Assets from Institutional Shares	(585,083)	(548,296)	(13,117)	(51,432)	(330,520)	693,256	70,687	810,810

Corporate Trust Shares:
Proceeds from Shares Issued	—	—	—	—	—	—	359,747	631,229
Cost of Shares Redeemed	—	—	—	—	—	—	(417,316)	(1,471,272)

Change in Net Assets from Corporate Trust Shares	—	—	—	—	—	—	(57,569)	(840,043)

Change in Net Assets from Capital Transactions	(585,083)	(548,296)	(13,117)	(51,432)	(330,520)	693,256	13,118	(29,233)

Change in Net Assets	(585,012)	(549,377)	(13,116)	(51,431)	(330,518)	693,206	13,158	(29,204)

Net Assets:
Beginning of Period	3,546,083	4,095,460	79,732	131,163	3,080,904	2,387,698	3,118,968	3,148,172

End of Period	$2,961,071	$3,546,083	$66,616	$79,732	$2,750,386	$3,080,904	$3,132,126	$3,118,968

Accumulated Net Investment Income (Loss), End of Period	$58	$57	$1	$1	$41	$16	$125	$126

Share Transactions:
Institutional Shares:
Issued	7,823,758	9,774,264	205,324	138,381	5,063,932	6,649,775	8,237,078	8,904,580
Reinvested	368	13,964	—	—	445	7,567	112	5,047
Redeemed	(8,409,209)	(10,336,524)	(218,441)	(189,813)	(5,394,897)	(5,964,086)	(8,166,503)	(8,098,817)

Change in Institutional Shares	(585,083)	(548,296)	(13,117)	(51,432)	(330,520)	693,256	70,687	810,810

Corporate Trust Shares:
Issued	—	—	—	—	—	—	359,747	631,229
Redeemed	—	—	—	—	—	—	(417,316)	(1,471,272)

Change in Corporate Trust Shares	—	—	—	—	—	—	(57,569)	(840,043)

Change in Shares	(585,083)	(548,296)	(13,117)	(51,432)	(330,520)	693,256	13,118	(29,233)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

25

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

			Net								Ratio of	Ratio of
			Realized							Ratio of	Net	Expenses to
			and				Net			Net	Investment	Average
	Net Asset		Unrealized		Dividends	Total	Asset			Expenses to	Income to	Net Assets
	Value,	Net	Gains		from Net	Dividends	Value,		Net Assets,	Average	Average	(Excluding
	Beginning	Investment	(Losses) on	Total From	Investment	and	End of	Total	End of	Net	Net	Waivers and
	of Period	Income	Investments	Operations	Income	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Reimbursements)(2)
Institutional Cash Management Money Market Fund
Institutional Shares
Year Ended March 31, 2010	$1.00	$—	$—	$—	$—	$—	$1.00	0.19%	$2,961,071	0.19%*	0.19%	0.20%*
Year Ended March 31, 2009	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.85	3,546,083	0.18 *	1.87	0.19 *
Year Ended March 31, 2008	1.00	0.05	—	0.05	(0.05)	(0.05)	1.00	4.75 **	4,095,460	0.16	4.62 **	0.17
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	(0.05)	1.00	5.17	3,829,060	0.16	5.06	0.16
Year Ended March 31, 2006	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.62	2,975,521	0.17	3.60	0.19
Institutional Municipal Cash Reserve Money Market Fund
Institutional Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	1.00	0.29	66,616	0.21 *	0.28	0.26 *
Year Ended March 31, 2009	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.61	79,732	0.21 *	1.59	0.24 *
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	(0.03)	1.00	3.26	131,163	0.20	3.06	0.22
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	(0.03)	1.00	3.42	116,482	0.20	3.35	0.23
Period Ended March 31, 2006(3)	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.79	125,982	0.19	2.78	0.23
Institutional U.S. Government Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	1.00	0.11	2,750,386	0.16	0.11	0.19
Year Ended March 31, 2009	1.00	0.02	—	0.02	(0.02)	(0.02)	1.00	1.51	3,080,904	0.18	1.40	0.18
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	4.54	2,387,698	0.18	4.15	0.19
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	(0.05)	1.00	5.04	889,213	0.19	4.93	0.19
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	(0.03)	1.00	3.51	951,775	0.21	3.48	0.21
Institutional U.S. Treasury Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	1.00	0.06	2,700,518	0.12	0.06	0.19
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.99	2,629,798	0.17	0.81	0.18
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	4.09	1,818,974	0.18	3.73	0.18
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	(0.05)	1.00	5.03	715,831	0.18	4.93	0.18
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	(0.03)	1.00	3.41	901,777	0.20	3.45	0.20
Corporate Trust Shares
Year Ended March 31, 2010	1.00	—	—	—	—	—	1.00	0.02	431,608	0.17	0.02	0.44
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.77	489,170	0.40	0.82	0.43
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.83	1,329,198	0.43	3.76	0.43
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	(0.05)	1.00	4.77	1,266,353	0.43	4.67	0.43
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	(0.03)	1.00	3.17	2,068,462	0.44	3.14	0.44

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced operations on August 2, 2005.

*	The Institutional Cash Management Money Market Fund and the Institutional Municipal Cash Reserve Money Market Funds’ net and gross expense ratios include expenses related to the Funds’ participation in the U.S. Department of Treasury’s Temporary Guarantee Program for money market funds as listed below: (See note 4 in the Notes to Financial Statements)

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Institutional Cash Management Money Market Fund	0.02%	0.02%
Institutional Municipal Cash Reserve Money Market Fund	0.01%	0.02%

**	During the year ended March 31, 2008, the Fund received certain payments by an affiliate. Absent these payments, the total return and ratio of net investment income to average net assets would have been 3.65% and 4.52% , respectively.

Amounts designated as “—” are less than $0.005 or have been rounded to $0.

See Notes to Financial Highlights and Notes to Financial Statements.

26

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2010

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 50 funds as of March 31, 2010. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund, Institutional U.S. Government Securities Money Market Fund and Institutional U.S. Treasury Securities Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund and Institutional U.S. Government Securities Money Market Fund offers Institutional Shares only. The Institutional U.S. Treasury Securities Money Market Fund offers Institutional Shares and Corporate Trust Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Investment securities are stated at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. Investments in other investment companies are valued at their respective daily net asset value.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term securities (i.e., securities that mature in 60 days or less) are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or when market prices do not reflect orderly transactions.

27

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

The following is a summary of the inputs used to value the following Funds’ securities as of March 31, 2010 (amounts in thousands):

		LEVEL 2 - Other	LEVEL 3 -
		Significant	Significant
	LEVEL 1 - Quoted	Observable	Unobservable
Fund	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

Institutional Cash Management Money Market Fund
Certificates of Deposit[1]	—	537,437	—	537,437
Commercial Paper[1]	—	1,446,994	—	1,446,994
Corporate Bonds[1]	—	168,466	—	168,466
Municipal Bonds[2]	—	362,630	—	362,630
U.S. Government Agencies	—	280,701	—	280,701
Short-Term Investment	—	2,348	—	2,348
Money Market Fund	70,000	—	—	70,000
Time Deposits	—	163,030	—	163,030

Total Investments	70,000	2,961,606	—	3,031,606

Institutional Municipal Cash Reserve Money Market Fund
Municipal Bonds[2]	—	64,229	—	64,229
Money Market Fund	185	—	—	185

Total Investments	185	64,229	—	64,414

Institutional U.S. Government Securities Money Market Fund
U.S. Government Agencies	—	1,644,652	—	1,644,652
U.S. Treasury Obligation	—	24,986	—	24,986
Repurchase Agreements	—	1,095,678	—	1,095,678

Total Investments	—	2,765,316	—	2,765,316

Institutional U.S. Treasury Securities Money Market Fund
U.S. Treasury Obligations	—	1,925,196	—	1,925,196
Repurchase Agreements	—	1,273,512	—	1,273,512

Total Investments	—	3,198,708	—	3,198,708

[1]	Please see the Schedules of Portfolio Investments for Sector Classification.

[2]	Please see the Schedules of Portfolio Investments for State Classification.

For the fiscal year ended March 31, 2010, there were no Level 3 securities.

Recent Accounting Pronouncements — In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06 to Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures — Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reasons for the transfers. Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of a premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific

28

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place upto a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volitility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. The Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

Compensating Balances — Prior to October 1, 2009, if a Fund had a cash overdraft in excess of $100,000 it was required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc. (“Sun Trust”), on the following business day. If a Fund had a positive cash balance in excess of $100,000 it was allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account were non-interest bearing and were for a duration of one business day. Effective October 1, 2009, the compensating balance agreement was terminated. The RidgeWorth Institutional Cash Management Money Market Fund has never had a compensating balance arrangement with its custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as shareholder services fees, if any, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The determination has been made that there are no uncertain tax positions

29

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Management of the Funds has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include the United States and certain states, as applicable. As of March 31, 2010, open tax years include the tax years of 2007 through 2010. The Funds have no examinations in progress and none are expected at this time.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust, have entered into an advisory agreement. StableRiver Capital Management LLC (the “Subadviser”), a wholly-owned subsidiary of the Investment Adviser, serves as the Subadviser for the Funds.

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on the next $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2010, were as follows:

	Maximum	Discounted	Advisory Fees	Net
	Annual	Annual	Waived or	Annual
Fund	Advisory Fee(%)*	Advisory Fee(%)*	Reimbursed(%)*	Fees Paid(%)*

Institutional Cash Management Money Market Fund	0.13	0.12	(0.01)	0.11
Institutional Municipal Cash Reserve Money Market Fund	0.15	0.15	(0.05)	0.10
Institutional U.S. Government Securities Money Market Fund	0.15	0.14	(0.03)	0.11
Institutional U.S. Treasury Securities Money Market Fund	0.15	0.14	(0.06)	0.08

*	Aggregate annual fees paid to the Investment Adviser, who pays the Subadviser a portion of the fees to serve as the Funds’ Subadviser.

The Investment Adviser and the Subadviser have contractually agreed, until at least August 1, 2010, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Annual Operating Expenses (excluding taxes, brokerage commissions extraordinary expenses and Underlying Fund Fees and Expenses) expressed as a percentage of average daily net assets, as noted below:

Total Annual
Fund	Operating Expenses(%)

Institutional Cash Management Money Market Fund	0.17
Institutional Municipal Cash Reserve Money Market Fund	0.20
Institutional U.S. Government Securities Money Market Fund	0.20
Institutional U.S. Treasury Securities Money Market Fund, Institutional Shares	0.20
Institutional U.S. Treasury Securities Money Market Fund, Corporate Trust Shares	0.45

Under the Expense Limitation Agreements, the Investment Adviser may recoup the difference between the Total Annual Operating Expenses identified above and the actual total expense (excluding fees related to the Temporary Guarantee Program for Money Market Funds (see Note 4)) to recapture any of its prior contractual waivers or reimbursements, at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments

30

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

would not cause the annualized total expense ratio to exceed any stated contractual expense cap in place at that time. During the year ended March 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2010, the cumulative potential recoupments based on contractual reimbursements within three years from the date of the corresponding Expense Limitation Agreement are as follows (in thousands):

	Expires
Fund	2011($)	2012($)	2013($)

Institutional Municipal Cash Reserve Money Market Fund	4	9	46

The Investment Adviser and/or other service providers, including participating organizations subject to the Shareholder Services Plan described below, may from time to time voluntarily agree to waive all or a portion of their fees from the Funds, or in some cases reimburse the Funds. Any such waiver may be discontinued or modified at any time. The amount of any waived and/or reimbursed fees is subject to recoupment by the Investment Adviser and/or other service providers from the Fund within the same calendar year in which the fees were waived and/or reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio to exceed any stated contractual expense cap. The Fund’s total return and yield would be lower in the absence of any such waiver. Recoupment amounts will be made only upon certain conditions agreed upon by the Funds’ Board of Trustees (“Board”). As of March 31, 2010, the cumulative potential recoupment amounts based on reimbursements within three subsequent calendar years from such voluntary waivers are as follows (in thousands):

	Expires
Fund	2012($)	2013($)

Institutional Cash Management Money Market Fund	389	162
Institutional Municipal Cash Reserve Money Market Fund	8	—
Institutional U.S. Government Securities Money Market Fund	—	794
Institutional U.S. Treasury Securities Money Market Fund	231	2,797

Amounts designated as “—” are $0 or have been rounded to $0.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,977 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000 (and additional fee waivers of $166,760 of its annual administrative fees through June 30, 2009). Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum, subject to a minimum annual fee of $172,000 for its services.

Shareholder Servicing Agreement — The Institutional U.S. Treasury Securities Money Market Fund has adopted a Shareholder Services Plan for the Corporate Trust Shares. The Fund pays participating organizations, including SunTrust Bank, a monthly shareholder services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Corporate Trust Shares, computed daily and paid monthly, which may be used by the participating organizations to provide compensation to service providers that have agreed to provide shareholder support services for their own customers who own Corporate Trust Shares of the Fund. During the year ended March 31, 2010, SunTrust Bank voluntarily waived a portion of this fee. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Board.

31

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

Custodian Agreements — SunTrust Bank acts as custodian for the Funds, except for the Institutional Cash Management Money Market Fund, which has appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the Trust are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Prior to November 20, 2009, the annual retainer was $93,750 for the Chairman and $75,000 for the other Trustees. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	100,000	80,000
Regular Meeting Fee	7,500	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

The Investment Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $1,080,000 for these services. Prior to July 1, 2009, the fee was $775,000. During the year ended March 31, 2010, the Investment Adviser was paid $1,003,750 for these services. In addition, the Administrator provides staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $171,485 for providing these services. The fees above are allocated based on average daily net assets of the Trust and are reflected on the Statements of Operations as “Compliance Services Fees”.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2010, the following Funds paid SunTrust Robinson Humphrey, Inc., through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fund	Fee($)

Institutional U.S. Government Securities Money Market Fund	8
Institutional U.S. Treasury Securities Money Market Fund	8

4.	Temporary Guarantee Program for Money Market Funds

In October 2008, the Institutional Cash Management Money Market Fund and the Institutional Municipal Cash Reserve Money Market Fund (“Participating Funds”) each enrolled in the U.S. Department of the Treasury’s (“Treasury”) $50 billion Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guaranteed the net asset value of shares of participating money market funds as of September 19, 2008. To the extent funds were available in the Program, any shares held by investors in the Participating Funds as of the close of business September 19, 2008 were insured against loss under the Program in the event a Participating Fund liquidated its holdings and the per share value at the time of liquidation was less than $1 per share. The Program only applied to shareholders of record in the Participating Funds as of September 19, 2008. Any purchase of shares of a Participating Fund for a new account after the close of business on September 19, 2008 was not guaranteed.

Participation in the initial three months of the Program required a payment to the Treasury in the amount of 0.010% based on the net asset value of each Participating Fund as of September 19, 2008. For the coverage beginning on December 19, 2008 and extended through September 18, 2009, each Participating Fund paid 0.015% in December 2008 and again in April 2009, based on the net asset value of each Participating Fund as of September 19, 2008. These expenses were borne by the Participating Funds without regard to any expense limitation currently in effect for the Participating Funds and are included in the Statements of Operations.

The Program was not extended beyond September 18, 2009.

32

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2010

5.	Federal Tax Information

At March 31, 2010, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were substantially the same as amounts reported for financial reporting purposes.

The tax character of distributions paid to shareholders during the year ended March 31, 2010, was as follows (in thousands):

	Distributions Paid From
	Ordinary	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Institutional Cash Management Money Market Fund	7,241	—	7,241
Institutional Municipal Cash Reserve Money Market Fund	—	292	292
Institutional U.S. Government Securities Money Market Fund	4,187	—	4,187
Institutional U.S. Treasury Securities Money Market Fund	2,082	—	2,082

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2009, was as follows (in thousands):

	Distributions Paid From
	Ordinary	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Institutional Cash Management Money Market Fund	81,988	—	81,988
Institutional Municipal Cash Reserve Money Market Fund	—	1,488	1,488
Institutional U.S. Government Securities Money Market Fund	42,319	—	42,319
Institutional U.S. Treasury Securities Money Market Fund	28,913	—	28,913

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

							Total
	Undistributed				Accumulated	Unrealized	Accumulated
	Ordinary	Tax-Exempt	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Fund	Income($)	Income($)	Earnings($)	Payable($)	Other Losses($)*	(Depreciation)	(Deficit)($)

Institutional Cash Management Money Market Fund	190	—	190	(132)	(1,598)	—	(1,540)
Institutional Municipal Cash Reserve Money Market Fund	—	15	15	(15)	—	—	—
Institutional U.S. Government Securities Money Market Fund	148	—	148	(107)	(74)	—	(33)
Institutional U.S. Treasury Securities Money Market Fund	230	—	230	(105)	(146)	—	(21)

*	As of the latest tax year end of March 31, 2010, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders (in thousands):

33

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2010

As of March 31, 2010, unexpired capital loss carryforwards were as follows (in thousands):

	Expires
Fund	2013($)	2014($)	2015($)	2016($)	2017($)	2018($)

Institutional Cash Management Money Market Fund	—	—	101	—	1,203	294
Institutional Municipal Cash Reserve Money Market Fund	—	—	—	—	—	—
Institutional U.S. Government Securities Money Market Fund	—	—	—	—	—	74
Institutional U.S. Treasury Securities Money Market Fund	15	110	12	—	—	9

During the year ended March 31, 2010, the Institutional Municipal Cash Reserve Money Market Fund utilized $1, in thousands, in capital loss carryforwards.

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

Amounts designated as “—” are $0 or have been rounded to $0.

6.	Risks

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

7.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2010

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund, Institutional U.S. Government Securities Money Market Fund, and Institutional U.S. Treasury Securities Money Market Fund (four of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2010

35

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Information pertaining to the Independent Trustees of the Trust is set forth below.

				Number of
Name, Business		Term of		Portfolios
Address, State of	Position	Office and	Principal	in Fund	Other
Residence and	Held With	Length of	Occupation(s)	Trust	Directorships
Age	Trust	Time Served	During the Past 5 Years	Overseen	Held
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) Age: 60	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006- March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	50	GenSpring Trust

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 67	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	50	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.: Acuity Brands, Inc.; GenSpring Trust

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 60	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	50	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 69	Trustee	Indefinite; since November 2004	Retired. Executive Vice President/CFO, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (energy) (1998-2001)	50	WellPoint, Inc.; UniSource Energy Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 51	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	50	None

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) Age: 67	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	50	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) Age: 74	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	50	None

36

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Information pertaining to the Officers of the Trust is set forth below.

Term of
	Position(s)	Office and	Principal
Name, Address	Held With	Length of	Occupation(s)
and Age	Trust	Time Served	During the Past 5 Years
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 37	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Investments

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 48	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 42	Vice President; Deputy Chief Compliance Officer	One year; since May 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007-May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Age: 46	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Citi Fund Services Ohio, Inc.

Jennifer A. English 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Secretary; Chief Legal Officer	One year; since February 2010	Senior Vice President, Regulatory Administration, Citi (2005-present). Assistant Vice President and Assistant Counsel, PNC Global Investment Servicing (2002-2005)

Danio Mastropieri 100 Summer Street Suite 1500 Boston, MA 02110 Age: 37	Assistant Secretary	One year; since February 2010	Vice President, Regulatory Administration, Citi (2007-present); Senior Regulatory Administration Specialist, PNC Global Investment Servicing (2004-2007)

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

37

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Annual Approval of Investment Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreement between the Adviser and StableRiver Capital Management LLC (the “Subadviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadviser. The Trustees use this information, as well as other information that the Adviser, Subadviser, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadviser, the Board requested and received material from the Adviser and Subadviser in preparation for a special meeting of the Board held on October 15, 2009, and requested and reviewed additional material from the Adviser and Subadviser in preparation for its quarterly meeting held on November 20, 2009, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadviser’s investment management and other services; (b) the Adviser’s and Subadviser’s investment management personnel; (c) the Adviser’s and Subadviser’s operations and financial condition; (d) the Adviser’s and Subadviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadviser charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadviser’s profitability from their Fund-related operations; (h) the Adviser’s and Subadviser’s compliance systems; (i) the Adviser’s and Subadviser’s policies and procedures for personal securities transactions; (j) the Adviser’s and Subadviser’s reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadviser, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadviser and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadviser. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadviser supported the approval of the agreements.

38

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadviser supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. In addition, the Board noted that the Adviser had voluntarily undertaken to reduce fees or waive expenses to the extent necessary to maintain a positive yield for the Funds. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

39

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/09($)	03/31/10($)	10/01/09 - 03/31/10($)	10/01/09 - 03/31/10(%)

Institutional Cash Management Money Market Fund	Institutional Shares	1,000.00	1,000.40	0.80	0.16
Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,001.10	0.95	0.19
Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,000.20	0.65	0.13
Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,000.20	0.40	0.08
	Corporate Trust Shares	1,000.00	1,000.10	0.55	0.11

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

40

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2010
(Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/09($)	03/31/10($)	10/01/09-03/31/10($)	10/01/09-03/31/10(%)

Institutional Cash Management Money Market Fund	Institutional Shares	1,000.00	1,024.13	0.81	0.16
Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,023.98	0.96	0.19
Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,024.28	0.66	0.13
Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,024.53	0.40	0.08
	Corporate Trust Shares	1,000.00	1,024.38	0.56	0.11

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

41

Investment Adviser:
RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta,GA 30303
www.ridgeworth.com
Investment Subadviser:
StableRiver Capital Management LLC
50 Hurt Plaza, Suite 1300
Atlanta,GA 30303
www.stableriver.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

Item 2. Code of Ethics.
     (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.
     (b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Connie McDaniel, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year		Previous Year
(a) Audit Fees	$746,758		$746,758
(b) Audit-Related Fees	$109,670	(1)	$109,670	(1)
(c) Tax Fees	$0		$0
(d) All Other Fees	$0		$0

(1)	Services related to security count examinations under Rule 17f-2 of the Investment Company Act.
e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$2,402,315 (1)	$2,760,658 (1)

(1)	Non-audit services relate principally to certain technical accounting advice on financial products of SunTrust Banks, Inc.; tax compliance services; review of certain registration statements and regulatory filings; issuance of comfort letters and consents; agreed-upon procedures engagements; regulation AB procedures.
(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
          (a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
          (b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
          (a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
          (a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
          (a)(3) Not applicable.
          (b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) RidgeWorth Funds

By (Signature and Title)	/s/ Martin R. Dean

Martin R. Dean, Treasurer, RidgeWorth Funds
Date 06/07/2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Julia Short

Julia Short, President, RidgeWorth Funds

Date 06/07/2010

By (Signature and Title)	/s/ Martin R. Dean

Martin R. Dean, Treasurer, RidgeWorth Funds

Date 06/07/2010